UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

14	STATEMENTS OF ASSETS AND LIABILITIES

16	STATEMENTS OF OPERATIONS

18	STATEMENTS OF CHANGES IN NET ASSETS

20	FINANCIAL HIGHLIGHTS

31	SCHEDULES OF INVESTMENTS

31	EMERGING MARKETS EQUITY FUND

43	ENHANCED LARGE CAP FUND

48	GROWTH EQUITY FUND

51	INCOME EQUITY FUND

54	INTERNATIONAL GROWTH EQUITY FUND

57	LARGE CAP VALUE FUND

59	MID CAP GROWTH FUND

62	SELECT EQUITY FUND

65	SMALL CAP GROWTH FUND

68	SMALL CAP VALUE FUND

79	TECHNOLOGY FUND

81	NOTES TO THE FINANCIAL STATEMENTS

89	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

90	TAX INFORMATION

92	FUND EXPENSES

94	TRUSTEES AND OFFICERS

99	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The most recent 12-month period was marked by extreme volatility in equity markets around the world. The effects of the subprime mortgage crisis spread throughout the financial system, resulting in a global credit crunch and a significant economic slowdown. The Emerging Markets Equity Fund returned -47.60% for the 12-month period ended March 31, 2009. The Fund’s return was roughly in line with the Fund’s benchmark, the MSCI Emerging Markets Index, which returned -47.07% for the period. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns.

The credit crisis intensified in the third quarter of 2008, as financial institutions across the developed world failed or required government rescue. Emerging markets in particular suffered in the face of plummeting commodity prices and a flight to safety by panicked investors. The first quarter of 2009 began with weak market performance as year-end indicators reflected a deepening global recession, increasing unemployment, decreases in manufacturing and continued weakness in consumer spending. In the face of a severe credit crunch in Eastern Europe, the International Monetary Fund, in conjunction with the European Monetary Union, the World Bank and the European Bank for Reconstruction and Development, arranged financial assistance packages for countries such as Hungary, Latvia, Pakistan and Romania, with additional countries expected to seek aid. These packages have ranged from flexible credit lines for countries with sound fundamentals to more significant measures. Encouraged by higher commodity prices and promising government stimulus efforts, emerging markets staged a rally in March, with the MSCI Emerging Markets Index posting a return of 14.37%, its largest monthly return since March 1993.

All countries posted negative returns for the 12-month period. China, the largest country in the Index at 18.87%, returned -34.71% for the period. Brazil and Korea, which cumulatively account for 27.68% of the Index, returned -48.14% and -48.77%, respectively. Sector performance was also uniformly negative for the period. Financials, the largest sector in the Index at 21.79%, returned -46.88%. The energy and materials sectors, which cumulatively account for 29.29% of the Index, returned -50.68% and -55.42%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
EMERGING MARKETS EQUITY	–47.60%	–11.30%

MSCI EMERGING MARKETS INDEX	–47.07	–10.27

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
TOTAL NET ASSETS	$308 MILLION
NET ASSET VALUE	$6.46
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.76%
NET EXPENSE RATIO	0.76%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

ENHANCED LARGE CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Enhanced Large Cap Fund returned -38.50% for the 12-month period ended March 31, 2009, slightly lagging the S&P 500 Index return of -38.09%. In a period that will be forever remembered for the credit crisis, extreme market volatility and rising bankruptcies, our quantitative stock selection model performed well within the volatile sectors of energy and financials. Within financials, our model, which emphasizes recent profitability, steered us away from the headline disasters of Lehman Brothers, AIG, Fannie Mae and Freddie Mac. Within energy, our normalized valuation model indicated that stock prices were extrapolating out prosperous business conditions too far into the future without properly pricing in the risk that oil prices would revert to lower levels. By contrast, our stock selection model struggled within health care and consumer staples. In health care, our valuation model steered us toward companies subject to the policy risks of health care reform, with its potential to impair profit margins going forward. Within consumer staples, no one theme detracted, but our timing within some ethanol-dependent stocks detracted from performance.

Performance of our quantitative models, the foundation of our process, was extremely volatile during the year. For example, our sentiment worked very well during the first six months of the year while our valuation model suffered. However, this reversed sharply during the second half of the year, with valuation providing bursts of strong performance while sentiment struggled to provide quality information.

As we witnessed in March, levels of risk aversion have been at such extreme highs that any abatement can cause a significant market rally. An economic recovery is not necessary for such a rebound, as increased forecast clarity alone can reduce risk aversion and jolt the market. We believe that our quantitative models are uncovering unprecedented opportunities and mispricings in the marketplace that have occurred as a result of the past 18 months’ economic turmoil. We believe that we have positioned the Fund in an effort to take advantage of these opportunities, while at the same time remaining intensely focused on managing short-term volatility stemming from the current economic environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
ENHANCED LARGE CAP	–38.50%	–12.76%

S&P 500 INDEX	–38.09	–11.27

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

PETER STOURNARAS With Northern Trust since 2006

JOSEPH E. WOLFE With Northern Trust since 2005

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
TOTAL NET ASSETS	$27 MILLION
NET ASSET VALUE	$5.66
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	0.94%
NET EXPENSE RATIO	0.60%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

GROWTH EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The annual period ended March 31, 2009 proved particularly challenging for equity markets. Financial imbalances led to cataclysmic disruptions in credit markets, which then reverberated throughout the financial system and macro-economy. These stresses led to massive deleveraging and increased volatility as the failures of several high-profile financial institutions engendered tremendous uncertainty. Despite the extraordinary efforts of fiscal and monetary authorities, the equity market’s slump accelerated throughout the period as the economic slowdown persisted and fixed-income markets remained frozen. The government’s unprecedented responses in fiscal and monetary policy laid to rest fears of a financial freefall, but have yet to generate significant improvements in the real economy and markets.

Given this backdrop, the Growth Equity Fund returned -36.17% for the 12-month period ended March 31, 2009, outperforming the -38.09% return of its benchmark, the S&P 500 Index. Relative outperformance was driven by stock selection within the energy and consumer discretionary sectors. Holdings with the largest positive impact on relative returns were General Electric, Wal-Mart and Amgen. Conversely, stock selection within the information technology and utilities sectors detracted from performance compared with the benchmark. Individual holdings that detracted the most were Fannie Mae, Conseco and Nokia.

We seek to emphasize investments in strong, well-managed companies that demonstrate above-average growth characteristics and growth prospects. Further, our process strives to identify companies with sustainable and consistent business models at attractive valuations relative to the market as a whole. We believe disciplined investing based upon superior information management, effective fundamental analysis and sophisticated portfolio construction provides a competitive and sustainable advantage overtime.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GROWTH EQUITY	–36.17%	–5.76%	–4.13%	4.04%

S&P 500 INDEX	–38.09	–4.76	–3.00	5.90

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

JOHN S. COLE With Northern Trust since 2005

GEORGE P. MARIS With Northern Trust since 2008

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$138 MILLION
NET ASSET VALUE	$8.28
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.20%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INCOME EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Income Equity Fund posted a -30.37% return for the 12-month period ended March 31, 2009, underperforming the -30.00% return of its benchmark, the Merrill Lynch All U.S. Convertibles Index. During the period, growth companies dramatically outperformed value issues. At the sector level, utilities contributed to return as risk-averse investors sought safe-haven investments. Unfortunately, the Fund was not immune to the upheaval experienced by the financial sector, as holdings there represented the largest detractors from performance. Additional losses were experienced within the energy sector resulting from sharp declines in commodity prices.

Individual stocks that detracted the most from relative performance were Dow Chemical, Sonic Automotive and Devon Energy. Dow Chemical, the largest detractor, suffered from deteriorating fundamentals due to the recession and costs related to the acquisition of the specialty materials company Rohm and Haas. The largest individual positive contributors were the pharmaceutical companies Schering Plough and Mylan Inc. Schering Plough posted gains based on the announcement of its merger with Merck during the period.

Over the last year it has been extraordinarily difficult to assess risk. Dysfunctional debt markets led to severe illiquidity, and government intervention added even more complexity, exacerbating volatility. The immense financial and economic strain did not leave the convertible market unscathed. As a result, the convertible asset class is now just $167 billion in size and consists of much smaller capitalization companies and much more bond-like securities. Convertible yields are currently attractive and new issues are coming to market at much more compelling terms than in years past. We continue to be opportunistic bidders within this asset class, while maintaining our investment discipline. This means investing in companies that demonstrate attractive valuation measures and strong cash flow generation, both to the company and ultimately to the shareholder via dividends on common stock or from equivalent payments from a convertible security. Our security selection continues to drive performance, while our sector exposures, position sizes and overall quality of holdings reflect our risk management efforts.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INCOME EQUITY	–30.37%	–1.68%	2.11%	5.67%

MERRILL LYNCH ALL U.S. CONVERTIBLES INDEX	–30.00	–3.71	1.33	5.38

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades. Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

THEODORE T. SOUTHWORTH With Northern Trust since 1984

JACKIE M. BENSON With Northern Trust since 2004

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$215 MILLION
NET ASSET VALUE	$7.73
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	1.28%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL GROWTH EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2009 was extremely challenging for global equity markets. Financial imbalances led to severe disruptions within the credit markets, which reverberated throughout the global financial system and economy. Several high-profile financial institutions either failed or required government intervention, engendering tremendous uncertainty and leading to massive de-leveraging and increased volatility. In the United States, the Treasury and Federal Reserve began an ambitious program to inject liquidity into the financial system through a variety of measures. The European Central Bank retreated from its hawkish inflationary profile, while U.K. authorities poured massive sums into weakened banks. In Asia, both China and Japan embarked upon significant fiscal stimulus plans intended to reinvigorate economic activity. With the recent pledge by G20 leaders to invest $1.1 trillion in measures designed to attack the global recession, governmental authorities worldwide are demonstrating the necessary resolve to deal with the crisis.

Given this backdrop, the International Growth Equity Fund returned -43.23% during the 12-month period ended March 31, 2009, while its benchmark, the MSCI EAFE Index, returned -46.51%. In a very difficult environment, relative outperformance was driven by stock selection within the materials and industrials sectors. Holdings with the largest positive impact on relative returns were the business software firm Autonomy, the materials company Shin-Etsu Chemical and the mining company Rio Tinto. Conversely, stock selection within financials and utilities detracted from performance versus the benchmark. Holdings that detracted most were Commerzbank, Deutsche Bank and Prudential.

The Fund seeks to invest in companies whose free cash flow and earnings power we believe are underestimated by the market. Our process consists of two separate components: stock selection and risk management. Our stock selection focuses on companies that are attractive from a valuation, capital deployment, earnings quality and market reaction standpoint. Our risk management process is designed to yield a portfolio that is relatively sector neutral, with the primary source of risk stock-specific. The key principle of our portfolio construction is to take risks where we think we have the greatest advantage. Toward this end, we closely monitor our stock selection factors and risk exposures.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL GROWTH EQUITY	–43.23%	–1.60%	–0.78%	2.15%

MSCI EAFE INDEX	–46.51	–2.18	–0.84	2.26

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE Index is a free float-adjusted market capitalization index that tracks the performance of selected equity securities in Europe, Australasia and the Far East.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

GEORGE P. MARIS With Northern Trust since 2008

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$239 MILLION
NET ASSET VALUE	$5.31
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.40%
NET EXPENSE RATIO	1.26%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. stock market posted a negative return during the 12-month period ended March 31, 2009, as continued stress in the credit markets, further deterioration in the housing market and widespread problems in the global banking industry contributed to a significant contraction in U.S. economic growth. Two of the leading sectors in the benchmark were consumer staples and health care; both areas benefited from an investor flight to safety. The worst performing sectors continued to be economically sensitive groups, namely financials and industrials. During the Fund’s most recent fiscal year, value stocks as a group underperformed their growth counterparts.

The Large Cap Value Fund is constructed in accordance with our value discipline, which emphasizes undervalued, high-quality companies that offer above-average dividend yields relative to the overall market. Within this blue-chip universe of stocks, we seek companies that offer both compelling valuations and strong catalysts for future price appreciation. During the 12-month period ended March 31, 2009, the Fund returned -37.16%, compared with the -44.00% total return of its benchmark, the S&P 500/Citigroup Value Index. The biggest reason for the Fund’s relative outperformance compared with the benchmark was its overweight position in the information technology and healthcare sectors and its underweight in the financial services sector. Stock selection within the basic materials sector was one of the largest detractors from relative performance.

Among the largest individual contributors to performance for the annual period were two additions to the Fund, financial services leaders Goldman Sachs and Bank of New York Mellon. Other additions to the portfolio over the past fiscal year included well-known global franchises such as Microsoft, Schlumberger and Procter & Gamble. These purchases embody our philosophy of selecting high-quality dividend-paying stocks that we believe are trading at a significant discount to their longer-term intrinsic value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
LARGE CAP VALUE	–37.16%	–14.61%	–6.15%	–0.54%

S&P 500/CITIGROUP VALUE INDEX	–44.00	–15.97	–5.74	–3.00

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500/Citigroup Value Index is an unmanaged index that tracks 250 companies that are generally representative of the U.S. market for large-cap value stocks.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

BETSY TURNER, STEPHEN G. ATKINS, DONNA RENAUD, DOUGLAS MC ELDOWNEY With Northern Trust since 2004, 2000, 2000 and 2006 respectively

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
TOTAL NET ASSETS	$220 MILLION
NET ASSET VALUE	$6.21
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.21%
NET EXPENSE RATIO	1.10%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

MID CAP GROWTH FUND

PORTFOLIO MANAGEMENT COMMENTARY

The annual period ended March 31, 2009 proved particularly challenging for equity markets. Financial imbalances led to major disruptions within the credit markets, reverberating throughout the financial system and macro-economy. These stresses led to massive deleveraging and increased volatility as the failures of several high-profile financial institutions engendered tremendous uncertainty. Despite the extraordinary efforts of fiscal and monetary authorities, the equity market’s slump gathered momentum throughout the period as the economic slowdown persisted and fixed-income markets remained frozen. The authorities’ unprecedented responses in terms of fiscal and monetary measures eased fears of a financial freefall, but have yet to generate significant improvements in the real economy and markets.

The Mid Cap Growth Fund posted a -34.70% return during the 12-month period ended March 31, 2009, outperforming the Russell Midcap Growth Index, which returned -39.58%. The Fund’s relative outperformance was due mainly to stock selection within the consumer discretionary, industrials and information technology sectors. Holdings in the healthcare and telecommunications services sectors represented the most significant detractors. Top-performing securities on a relative basis were two providers of educational programs for working adults, ITT Educational Services and Apollo Group, and the low-cost merchant Dollar Tree. The largest individual detractors from performance were the pharmaceutical research firm Charles River Laboratories and the mining equipment provider Joy Global.

The Fund’s investment process is driven by company fundamentals and is intended to add value at the individual stock level. Our stock selection process focuses on earnings quality, capital deployment, valuation and business momentum. These factors help us identify companies with sustainable and consistent business models and the ability to deliver superior earnings growth throughout the business cycle. We believe that our disciplined investment process will help us deliver value to Fund shareholders over time in all market environments.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
MID CAP GROWTH	–34.70%	–3.34%	0.78%	2.18%

RUSSELL MIDCAP GROWTH INDEX	–39.58	–3.91	–0.86	–0.01

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

DAVID P. KALIS With Northern Trust since 2006

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOMCX
INCEPTION DATE	03/31/98
TOTAL NET ASSETS	$99 MILLION
NET ASSET VALUE	$10.52
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.26%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SELECT EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The annual period ended March 31, 2009, proved particularly challenging for the U.S. stock market. Financial imbalances led to disruptions that began in the credit markets and reverberated throughout both the financial system and the broader economy. The failures of several high-profile financial institutions engendered tremendous uncertainty, leading to a sharp increase in market volatility and forced selling by institutional investors. Despite the extraordinary efforts of fiscal and monetary authorities, the downturn in stock prices accelerated throughout the period as the economic slowdown persisted and the fixed-income markets remained frozen. The authorities’ unprecedented responses in fiscal and monetary policy laid to rest fears of a financial freefall, but have yet to generate improvements in either the real economy or the financial markets.

The Fund returned -37.19% during the 12-month period ended March 31, 2009. Its benchmark, the Russell 1000 Growth Index, returned -34.28%. The primary reason for the Fund’s underperformance was stock selection in the healthcare, information technology and industrials sectors. On the plus side, the most significant source of outperformance relative to the benchmark was stock selection within the energy, utilities and consumer discretionary sectors. The largest individual positive contributors to the Fund were McDonald’s, Wal-Mart and Goldcorp. Conversely, the largest detractors were Raytheon and the Fund’s lack of a position in Schering Plough.

We remain committed to a disciplined, fundamentally driven process that focuses on specific factors that we believe drive equity prices over time. These factors include earnings quality, capital deployment, valuation and business momentum. This process leads us to emphasize companies that we believe have sustainable, consistent business models and the ability to deliver superior earnings growth throughout the business cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SELECT EQUITY	–37.19%	–5.22%	–3.44%	5.19%

RUSSELL 1000 GROWTH INDEX	–34.28	–4.38	–5.26	4.85

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

JOHN S. COLE With Northern Trust since 2005

ROBERT N. STREED With Northern Trust since 1990

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOEQX
INCEPTION DATE	04/06/94
TOTAL NET ASSETS	$71 MILLION
NET ASSET VALUE	$13.41
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.30%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP GROWTH FUND

PORTFOLIO MANAGEMENT COMMENTARY

Consistent with trends in the broader market, small-cap growth stocks performed poorly during the past 12 months. The credit crisis and resulting slowdown in economic growth caused corporate earnings to fall sharply, leading to a large decline in investors’ appetite for risk. The worst of the sell-off occurred in the autumn, when leveraged investors were forced to unload their holdings in order to raise cash. Although small caps performed poorly during the period, the asset class did not underperform large caps as it typically does when the economy slows. A positive factor for the Fund was the fact that growth stocks outperformed their value counterparts, reflecting investors’ preference for stocks seen as having more reliable earnings.

The Small Cap Growth Fund posted a return of -37.77% during the 12-month period ended March 31, 2009, slightly underperforming the -36.36% return of the Russell 2000 Growth Index. Given that sector allocations within the Fund typically do not vary materially from those of the benchmark, stock selection was the primary driver of relative performance. The largest contribution to relative performance came from stock selection within the industrials and materials sectors, while stock selection in the health care and energy sectors represented the most significant detractors. The Fund’s best performing holdings on a relative basis were Asiainfo Holdings, URS, and Cogent. The largest individual detractors were Trico Marine Services, Berry Petroleum and PetroQuest Energy.

Our investment process is driven by company fundamentals and is intended to add value at the individual stock level. Our stock-selection process focuses on earnings quality, capital deployment, valuation and business momentum. These factors help us identify companies that we believe have sustainable and consistent business models and the ability to deliver superior earnings growth throughout the business cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
SMALL CAP GROWTH FUND	–37.77%	–15.47%	–4.42%	–0.58%

RUSSELL 2000 GROWTH INDEX	–36.36	–16.20	–5.37	–2.59

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005

MICHAEL J. TOWLE With Northern Trust since 2004

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
TOTAL NET ASSETS	$29 MILLION
NET ASSET VALUE	$7.81
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.71%
NET EXPENSE RATIO	1.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The past 12 months represented both a historic period for the world economy and a period of poor absolute performance for small-capitalization stocks. Small-cap stocks were pressured by the same issues that weighed on the rest of the U.S. stock market. The housing and mortgage crises led to the failure of several large financial institutions, causing credit to evaporate and economic growth to slow dramatically. The corporate earnings outlook weakened as a result, causing stocks to lose ground throughout the course of the period. While small caps performed poorly, it is worth noting that the asset class did not underperform large caps as it typically has during past recessions. In terms of sector performance, energy and materials were among the weakest areas, as the faltering world economy caused the previously inflated prices for oil and other commodity prices to plummet. Small-cap financials underperformed due to the crushing credit conditions, but outpaced their large-cap counterparts due to their more limited exposure to the worst of the writedowns in asset-backed securities. In contrast, the more defensive areas of the market generally outperformed.

The Fund returned -35.51% for the 12-month period ended March 31, 2009, outperforming the -38.89% return of its benchmark, the Russell 2000 Value Index. The relative outperformance came from our stock selection model and risk management process. A focus on the stocks of higher-quality companies, along with investments in profitable yet reasonably priced small-cap stocks, proved helpful even as large swings in relative performance among sectors, styles and capitalization ranges made the last 12 months challenging for small-cap investors.

We remain dedicated to providing our investors with consistent small-cap value exposure, relying on our stock selection process to identify small-company stocks that are attractively priced while avoiding those with indications of weaker financial health. We seek to implement our strategy in a cost-effective manner via efficient trading methods.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP VALUE	–35.51%	–3.28%	5.56%	6.67%

RUSSELL 2000 VALUE INDEX	–38.89	–5.30	4.87	6.92

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$906 MILLION
NET ASSET VALUE	$8.49
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.38%
NET EXPENSE RATIO	1.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND

PORTFOLIO MANAGEMENT COMMENTARY

Global equities delivered exceptionally poor performance during the past 12 months, as a combination of slowing economic growth and falling corporate earnings led to a sharp increase in investors’ risk aversion. The technology sector was negatively affected by this challenging environment, as slowing demand from both individuals and businesses led to lower sales for many technology companies. The health care sector produced a stronger relative performance, reflecting the fact that the recession-resistant earnings of many companies in the industry made it a “safe haven” for nervous investors. Within the S&P 500 Index, information technology stocks returned -30.07%, while health care returned -19.74%. Both sectors outpaced the return of the broader market.

The Technology Fund posted a return of -29.22% during the 12-month annual period ended March 31, 2009, underperforming the -26.43% return of the NYSE Arca Tech 100 Index. The Fund’s best-performing stocks on a relative basis were the software giant Oracle and the defense contractor SAIC. The largest individual detractors within the Fund were Nokia, Amgen and Electronic Arts. In addition, the Fund’s holdings in health care underperformed the broader health care sector within the benchmark.

Our investment approach is driven by company fundamentals such as earnings quality, capital deployment, valuation and business momentum, and is intended to add value at the individual stock level. These factors help us to identify companies that we believe have sustainable and consistent business models and the ability to deliver superior earnings growth throughout the business cycle. Although the Fund underperformed during the most recent period, we continue to believe that this approach is the best way to invest in technology on a longer-term basis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TECHNOLOGY	–29.22%	–5.94%	–5.83%	4.72%

NYSE ARCA TECH 100 INDEX	–26.43	–2.63	2.31	9.11

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The NYSE Arca Tech 100 Index is an unmanaged index that tracks the performance of stocks within the technology sector. Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005

DEBORAH L. KOCH With Northern Trust since 2003

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
TOTAL NET ASSETS	$63 MILLION
NET ASSET VALUE	$8.48
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.49%
NET EXPENSE RATIO	1.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY FUND	ENHANCED LARGE CAP FUND	GROWTH EQUITY FUND	INCOME EQUITY FUND	INTERNATIONAL GROWTH EQUITY FUND
ASSETS:
Investments, at cost	$445,979	$33,947	$180,929	$295,773	$335,031
Investments, at value	$302,181	$26,763	$137,886	$215,779	$235,473
Cash	–	2	–	–	–
Cash held at broker (restricted $1,679)	4,528	–	–	–	–
Foreign currencies, at value (cost $10,173)	10,241	–	–	–	–
Dividend income receivable	997	57	173	390	1,040
Interest income receivable	–	–	–	621	–
Receivable for foreign tax reclaimable	24	–	–	–	1,535
Receivable for securities sold	624	20	1,693	526	1,257
Receivable for variation margin on futures contracts	210	6	–	–	–
Receivable for fund shares sold	10,669	250	23	80	66
Receivable from investment adviser	–	3	6	5	3
Unrealized gain on forward foreign currency exchange contracts	18	–	–	–	10
Prepaid and other assets	2	1	1	1	2
Total Assets	329,494	27,102	139,782	217,402	239,386
LIABILITIES:
Cash overdraft	2,704	–	1	6	78
Unrealized loss on forward foreign currency exchange contracts	1	–	–	–	–
Payable for securities purchased	18,115	–	985	2,307	–
Payable for variation margin on futures contracts	279	–	–	–	–
Payable for fund shares redeemed	449	–	306	221	244
Payable to affiliates:
Investment advisory fees	19	1	23	35	47
Co-administration fees	8	1	4	6	7
Custody and accounting fees	9	3	2	2	22
Transfer agent fees	6	1	2	4	5
Trustee fees	3	2	6	3	8
Outstanding options written, at value (premium received $47)	–	–	41	–	–
Accrued other liabilities	69	33	35	115	68
Total Liabilities	21,662	41	1,405	2,699	479
Net Assets	$307,832	$27,061	$138,377	$214,703	$238,907
ANALYSIS OF NET ASSETS:
Capital stock	$578,610	$58,489	$242,776	$326,838	$489,058
Accumulated undistributed net investment income (loss)	1,522	7	16	(3,392)	1,912
Accumulated undistributed net realized loss	(128,534)	(24,300)	(61,378)	(28,749)	(152,466)
Net unrealized appreciation (depreciation)	(143,766)	(7,135)	(43,037)	(79,994)	(99,597)
Net Assets	$307,832	$27,061	$138,377	$214,703	$238,907
Shares Outstanding ($.0001 par value, unlimited authorization)	47,679	4,785	16,712	27,769	44,995
Net Asset Value, Redemption and Offering Price Per Share	$6.46	$5.66	$8.28	$7.73	$5.31

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

LARGE CAP VALUE FUND	MID CAP GROWTH FUND	SELECT EQUITY FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$310,475	$92,936	$75,240	$29,267	$1,376,791	$72,941
$219,066	$98,478	$70,392	$28,766	$908,926	$62,732
–	1	1	–	–	1
–	–	–	–	–	–
–	–	–	–	–	–
486	75	80	25	1,648	10
–	–	–	–	–	–
–	–	–	–	–	–
11,611	558	3,396	307	6,385	40
–	–	–	–	690	–
30	69	13	153	4,219	–
1	5	2	3	54	1
–	–	–	–	–	–
2	1	1	1	2	1
231,196	99,187	73,885	29,255	921,924	62,785

–	–	–	–	96	–
–	–	–	–	–	–
9,283	–	2,958	–	11,418	–
–	–	–	–	–	–
1,854	63	127	3	4,187	3

37	16	12	6	149	12
7	3	2	1	26	2
2	4	2	1	29	1
4	2	1	–	18	1
8	3	3	3	5	3
–	–	–	–	–	–
89	35	241	35	331	43
11,284	126	3,346	49	16,259	65
$219,912	$99,061	$70,539	$29,206	$905,665	$62,720

$419,183	$212,331	$182,873	$207,545	$1,454,852	$938,176
1,680	(3)	57	(2)	2,792	(3)
(109,542)	(118,809)	(107,543)	(177,836)	(87,439)	(865,244)
(91,409)	5,542	(4,848)	(501)	(464,540)	(10,209)
$219,912	$99,061	$70,539	$29,206	$905,665	$62,720
35,389	9,419	5,259	3,741	106,734	7,397
$6.21	$10.52	$13.41	$7.81	$8.49	$8.48

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY FUND	ENHANCED LARGE CAP FUND	GROWTH EQUITY FUND	INCOME EQUITY FUND	INTERNATIONAL GROWTH EQUITY FUND
INVESTMENT INCOME:
Dividend income	$14,179 (1)	$1,091	$5,117	$8,057	$20,163 (2)
Interest income	132	19	31	3,074	–
Total Investment Income	14,311	1,110	5,148	11,131	20,163
EXPENSES:
Investment advisory fees	1,724	133	1,907	2,582	5,699
Co-administration fees	739	66	337	456	855
Custody fees	477	45	72	45	562
Accounting fees	69	25	43	50	77
Transfer agent fees	493	44	224	304	570
Registration fees	42	21	24	24	32
Printing fees	89	46	44	49	84
Professional fees	38	19	20	19	39
Shareholder servicing fees	16	–	11	356	17
Trustee fees and expenses	15	8	8	7	15
Interest expense	19	2	5	–	37
Other	16	8	7	9	14
Total Expenses	3,737	417	2,702	3,901	8,001
Less expenses reimbursed by investment adviser	–	(149)	(452)	(862)	(842)
Less custodian credits	–	–	–	(1)	–
Net Expenses	3,737	268	2,250	3,038	7,159
Net Investment Income (Loss)	10,574	842	2,898	8,093	13,004
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(118,263)	(14,762)	(48,895)	(21,227)	(148,127)
Written options	–	–	89	–	–
Futures contracts	(8,040)	(578)	–	–	–
Foreign currency transactions	(1,159)	–	–	–	(1,257)
Net change in unrealized appreciation (depreciation) on:
Investments	(248,857)	(4,054)	(47,370)	(90,895)	(171,775)
Written options	–	–	6	–	–
Futures contracts	(99)	36	–	–	–
Forward foreign currency exchange contracts	25	–	–	–	15
Translation of other assets and liabilities denominated in foreign currencies	(219)	–	–	–	(853)
Net Losses on Investments	(376,612)	(19,358)	(96,170)	(112,122)	(321,997)
Net Decrease in Net Assets Resulting from Operations	$(366,038)	$(18,516)	$(93,272)	$(104,029)	$(308,993)

(1)	Net of $1,682 in non-reclaimable foreign withholding taxes.
(2)	Net of $1,909 in non-reclaimable foreign withholding taxes.
(3)	Net of $82 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2009

LARGE CAP VALUE FUND	MID CAP GROWTH FUND	SELECT EQUITY FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$15,089 (3)	$1,097	$1,574	$204	$22,795	$747
118	82	30	28	705	40
15,207	1,179	1,604	232	23,500	787

3,186	1,122	980	397	9,061	863
562	198	173	60	1,599	129
53	70	52	50	404	31
58	33	31	25	129	29
375	132	115	40	1,066	86
34	21	22	21	57	23
79	47	47	46	90	48
38	19	19	19	37	19
129	8	47	8	2,201	46
15	8	7	7	15	7
1	–	1	–	–	–
13	8	8	8	15	8
4,543	1,666	1,502	681	14,674	1,289
(420)	(344)	(348)	(185)	(4,007)	(210)
(2)	(1)	–	–	(7)	–
4,121	1,321	1,154	496	10,660	1,079
11,086	(142)	450	(264)	12,840	(292)

(94,393)	(53,243)	(41,208)	(15,385)	(28,390)	(10,686)
–	–	–	(9)	–	–
–	–	–	–	(29,989)	–
–	–	–	–	–	–
(70,318)	2,400	(9,577)	(1,979)	(451,558)	(18,163)
–	–	–	–	–	–
–	–	–	–	2,611	–
–	–	–	–	–	–
–	–	–	–	–	–
(164,711)	(50,843)	(50,785)	(17,373)	(507,326)	(28,849)
$(153,625)	$(50,985)	$(50,335)	$(17,637)	$(494,486)	$(29,141)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY FUND		ENHANCED LARGE CAP FUND		GROWTH EQUITY FUND		INCOME EQUITY FUND
Amounts in thousands	2009	2008	2009	2008	2009	2008	2009	2008
OPERATIONS:
Net investment income (loss)	$10,574	$9,454	$842	$2,124	$2,898	$3,747	$8,093	$12,427
Net realized gains (losses)	(127,462)	12,228	(15,340)	(5,117)	(48,806)	36,822	(21,227)	8,153
Net change in unrealized appreciation (depreciation)	(249,150)	75,525	(4,018)	(7,879)	(47,364)	(70,386)	(90,895)	(46,113)
Net Increase (Decrease) in Net Assets Resulting from Operations	(366,038)	97,207	(18,516)	(10,872)	(93,272)	(29,817)	(104,029)	(25,533)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(783)	161,168	(22,471)	(49,322)	(93,428)	(154,917)	(78,412)	23,309
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(783)	161,168	(22,471)	(49,322)	(93,428)	(154,917)	(78,412)	23,309
DISTRIBUTIONS PAID:
From net investment income	(8,000)	(10,850)	(851)	(2,115)	(2,926)	(3,722)	(11,918)	(14,214)
From net realized gains	(4,336)	(12,187)	–	(7,083)	–	(60,753)	–	(27,698)
Total Distributions Paid	(12,336)	(23,037)	(851)	(9,198)	(2,926)	(64,475)	(11,918)	(41,912)
Total Increase (Decrease) in Net Assets	(379,157)	235,338	(41,838)	(69,392)	(189,626)	(249,209)	(194,359)	(44,136)
NET ASSETS:
Beginning of year	686,989	451,651	68,899	138,291	328,003	577,212	409,062	453,198
End of year	$307,832	$686,989	$27,061	$68,899	$138,377	$328,003	$214,703	$409,062
Accumulated Undistributed Net Investment Income (Loss)	$1,522	$(591)	$7	$23	$16	$44	$(3,392)	$(2,076)

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL GROWTH EQUITY FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		SELECT EQUITY FUND		SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

$13,004	$12,771	$11,086	$21,936	$(142)	$(525)	$450	$521	$(264)	$(353)	$12,840	$8,495	$(292)	$(841)
(149,384)	137,439	(94,393)	25,742	(53,243)	16,642	(41,208)	18,423	(15,394)	937	(58,379)	28,537	(10,686)	9,920
(172,613)	(145,167)	(70,318)	(171,118)	2,400	(11,634)	(9,577)	(11,079)	(1,979)	(5,879)	(448,947)	(175,945)	(18,163)	(10,567)
(308,993)	5,043	(153,625)	(123,440)	(50,985)	4,483	(50,335)	7,865	(17,637)	(5,295)	(494,486)	(138,913)	(29,141)	(1,488)

(337,909)	(37,734)	(190,948)	(339,632)	(15,696)	(23,892)	(27,347)	(37,271)	(456)	495	449,882	227,923	(18,425)	(34,763)
(337,909)	(37,734)	(190,948)	(339,632)	(15,696)	(23,892)	(27,347)	(37,271)	(456)	495	449,882	227,923	(18,425)	(34,763)

(14,000)	(15,002)	(9,400)	(28,994)	–	–	(510)	(615)	–	–	(11,559)	(8,607)	–	–
(24,376)	(229,479)	–	(105,693)	–	–	–	–	–	–	–	(69,882)	–	–
(38,376)	(244,481)	(9,400)	(134,687)	–	–	(510)	(615)	–	–	(11,559)	(78,489)	–	–
(685,278)	(277,172)	(353,973)	(597,759)	(66,681)	(19,409)	(78,192)	(30,021)	(18,093)	(4,800)	(56,163)	10,521	(47,566)	(36,251)

924,185	1,201,357	573,885	1,171,644	165,742	185,151	148,731	178,752	47,299	52,099	961,828	951,307	110,286	146,537
$238,907	$924,185	$219,912	$573,885	$99,061	$165,742	$70,539	$148,731	$29,206	$47,299	$905,665	$961,828	$62,720	$110,286
$1,912	$3,552	$1,680	$(6)	$(3)	$(2)	$57	$117	$(2)	$(2)	$2,792	$2,188	$(3)	$(2)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND
Selected per share data	2009	2008	2007(4)
Net Asset Value, Beginning of Period	$12.92	$11.11	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.19	0.09
Net realized and unrealized gains (losses)	(6.41)	2.09	1.08
Total from Investment Operations	(6.15)	2.28	1.17
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.20)	(0.22)	(0.06)
From net realized gains	(0.11)	(0.25)	–
Total Distributions Paid	(0.31)	(0.47)	(0.06)
Net Asset Value, End of Period	$6.46	$12.92	$11.11
Total Return(2)	(47.60)%	20.17%	11.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$307,832	$686,989	$451,651
Ratio to average net assets of:(3)
Expenses, net of credits	0.76%	0.72%	0.77%
Expenses, before credits	0.76%	0.72%	0.77%
Net investment income, net of credits	2.14%	1.45%	1.23%
Net investment income, before credits	2.14%	1.45%	1.23%
Portfolio Turnover Rate	29.68%	11.32%	16.23%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commenced investment operations on April 25, 2006.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

ENHANCED LARGE CAP FUND
Selected per share data	2009	2008	2007	2006(3)
Net Asset Value, Beginning of Period	$9.41	$11.25	$10.22	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.18	0.14	0.04
Net realized and unrealized gains (losses)	(3.75)	(1.24)	1.13	0.22
Total from Investment Operations	(3.59)	(1.06)	1.27	0.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)	(0.17)	(0.14)	(0.04)
From net realized gains	–	(0.61)	(0.10)	–
Total Distributions Paid	(0.16)	(0.78)	(0.24)	(0.04)
Net Asset Value, End of Period	$5.66	$9.41	$11.25	$10.22
Total Return(1)	(38.50)%	(10.04)%	12.50%	2.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$27,061	$68,899	$138,291	$37,543
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.60%	0.60%	0.60%	0.60%
Expenses, before reimbursements and credits	0.94%	0.68%	0.78%	1.71%
Net investment income, net of reimbursements and credits	1.90%	1.47%	1.49%	1.68%
Net investment income, before reimbursements and credits	1.56%	1.39%	1.31%	0.57%
Portfolio Turnover Rate	100.07%	191.20%	100.03%	22.05%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on December 16, 2005.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GROWTH EQUITY FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$13.17	$16.22	$16.24	$15.64	$15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.12	0.12	0.07	0.09
Net realized and unrealized gains (losses)	(4.89)	(1.10)	1.16	1.60	0.64
Total from Investment Operations	(4.74)	(0.98)	1.28	1.67	0.73
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.12)	(0.13)	(0.06)	(0.09)
From net realized gains	–	(1.95)	(1.17)	(1.01)	–
Total Distributions Paid	(0.15)	(2.07)	(1.30)	(1.07)	(0.09)
Net Asset Value, End of Year	$8.28	$13.17	$16.22	$16.24	$15.64
Total Return(1)	(36.17)%	(7.12)%	7.93%	10.72%	4.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$138,377	$328,003	$577,212	$734,552	$728,760
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.20%	1.16%	1.17%	1.24%	1.25%
Net investment income, net of waivers, reimbursements and credits	1.29%	0.70%	0.67%	0.42%	0.60%
Net investment income, before waivers, reimbursements and credits	1.09%	0.54%	0.50%	0.18%	0.35%
Portfolio Turnover Rate	92.02%	72.00%	88.79%	60.23%	86.61%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$11.60	$13.26	$12.06	$12.11	$12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.32	0.36	0.35	0.34
Net realized and unrealized gains (losses)	(3.72)	(0.90)	1.67	0.94	0.42
Total from Investment Operations	(3.47)	(0.58)	2.03	1.29	0.76
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.37)	(0.39)	(0.37)	(0.46)
From net realized gains	–	(0.71)	(0.44)	(0.97)	(0.30)
Total Distributions Paid	(0.40)	(1.08)	(0.83)	(1.34)	(0.76)
Net Asset Value, End of Year	$7.73	$11.60	$13.26	$12.06	$12.11
Total Return(1)	(30.37)%	(4.86)%	17.31%	11.06%	6.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$214,703	$409,062	$453,198	$363,336	$343,905
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.28%	1.28%	1.23%	1.34%	1.30%
Net investment income, net of waivers, reimbursements and credits	2.66%	2.45%	2.81%	2.80%	2.76%
Net investment income, before waivers, reimbursements and credits	2.38%	2.17%	2.58%	2.46%	2.46%
Portfolio Turnover Rate	20.93%	50.08%	32.85%	74.74%	58.81%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL GROWTH EQUITY FUND
Selected per share data	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Year	$10.70		$13.61	$12.62		$10.51	$9.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.16	0.16		0.11	0.09
Net realized and unrealized gains (losses)	(4.87)		(0.04)	2.25		2.09	1.13
Total from Investment Operations	(4.55)		0.12	2.41		2.20	1.22
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.31)		(0.19)	(0.23)		(0.09)	(0.06)
From net realized gains	(0.53)		(2.84)	(1.19)		–	–
Total Distributions Paid	(0.84)		(3.03)	(1.42)		(0.09)	(0.06)
Net Asset Value, End of Year	$5.31		$10.70	$13.61		$12.62	$10.51
Total Return(2)	(43.23)%		(0.69)%	19.63%		21.00%	13.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$238,907		$924,185	$1,201,357		$1,414,412	$1,282,892
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.26	%(3)	1.25%	1.26	%(3)	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.40%		1.39%	1.40%		1.49%	1.45%
Net investment income, net of waivers, reimbursements and credits	2.27%		1.09%	1.14%		0.93%	1.15%
Net investment income, before waivers, reimbursements and credits	2.13%		0.95%	1.00%		0.69%	0.95%
Portfolio Turnover Rate	75.96%		74.69%	69.99%		98.16%	63.85%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.23	$13.70	$13.36	$13.44	$12.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.31	0.27	0.25	0.16
Net realized and unrealized gains (losses)	(4.07)	(1.93)	1.59	0.90	0.76
Total from Investment Operations	(3.77)	(1.62)	1.86	1.15	0.92
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.40)	(0.26)	(0.23)	(0.14)
From net realized gains	–	(1.45)	(1.26)	(1.00)	–
Total Distributions Paid	(0.25)	(1.85)	(1.52)	(1.23)	(0.14)
Net Asset Value, End of Year	$6.21	$10.23	$13.70	$13.36	$13.44
Total Return(1)	(37.16)%	(13.12)%	14.04%	8.96%	7.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$219,912	$573,885	$1,171,644	$1,187,515	$1,175,150
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.21%	1.17%	1.18%	1.29%	1.24%
Net investment income, net of waivers, reimbursements and credits	2.95%	2.09%	1.83%	1.80%	1.39%
Net investment income, before waivers, reimbursements and credits	2.84%	2.02%	1.75%	1.61%	1.25%
Portfolio Turnover Rate	61.00%	68.10%	41.13%	33.10%	22.30%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP GROWTH FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$16.11	$15.80	$15.06	$12.91	$12.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)	(0.05)	(0.03)	(0.05)	(0.10)
Net realized and unrealized gains (losses)	(5.57)	0.36	0.77	2.20	0.54
Total from Investment Operations	(5.59)	0.31	0.74	2.15	0.44
Net Asset Value, End of Year	$10.52	$16.11	$15.80	$15.06	$12.91
Total Return(1)	(34.70)%	1.96%	4.91%	16.65%	3.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$99,061	$165,742	$185,151	$319,933	$311,668
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.26%	1.20%	1.18%	1.26%	1.26%
Net investment loss, net of waivers, reimbursements and credits	(0.11)%	(0.28)%	(0.17)%	(0.26)%	(0.59)%
Net investment loss, before waivers, reimbursements and credits	(0.37)%	(0.48)%	(0.35)%	(0.52)%	(0.85)%
Portfolio Turnover Rate	511.82%	295.78%	140.46%	149.57%	106.13%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SELECT EQUITY FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$21.48	$20.91	$20.17	$18.11	$17.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.08	0.08	0.04	0.07
Net realized and unrealized gains (losses)	(8.06)	0.58	0.73	2.05	0.25
Total from Investment Operations	(7.98)	0.66	0.81	2.09	0.32
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)	(0.09)	(0.07)	(0.03)	(0.07)
Total Distributions Paid	(0.09)	(0.09)	(0.07)	(0.03)	(0.07)
Net Asset Value, End of Year	$13.41	$21.48	$20.91	$20.17	$18.11
Total Return(1)	(37.19)%	3.05%	4.09%	11.56%	1.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$70,539	$148,731	$178,752	$245,468	$307,334
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.30%	1.25%	1.25%	1.27%	1.42%
Net investment income, net of waivers, reimbursements and credits	0.39%	0.30%	0.35%	0.17%	0.39%
Net investment income (loss), before waivers, reimbursements and credits	0.09%	0.05%	0.10%	(0.10)%	(0.03)%
Portfolio Turnover Rate	246.80%	157.49%	148.99%	145.09%	206.70%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP GROWTH FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$12.56	$13.77	$12.93	$10.32	$9.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07)	(0.09)	(0.12)	(0.13)	(0.26)
Net realized and unrealized gains (losses)	(4.68)	(1.12)	0.96	2.74	0.79
Total from Investment Operations	(4.75)	(1.21)	0.84	2.61	0.53
Net Asset Value, End of Year	$7.81	$12.56	$13.77	$12.93	$10.32
Total Return(1)	(37.77)%	(8.86)%	6.50%	25.29%	5.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$29,206	$47,299	$52,099	$68,010	$74,082
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.26	%(2)
Expenses, before waivers, reimbursements and credits	1.71%	1.57%	1.53%	1.52%	1.49%
Net investment loss, net of waivers, reimbursements and credits	(0.67)%	(0.67)%	(0.80)%	(0.67)%	(0.88)%
Net investment loss, before waivers, reimbursements and credits	(1.13)%	(0.99)%	(1.08)%	(0.94)%	(1.11)%
Portfolio Turnover Rate	299.24%	244.58%	140.99%	150.83%	145.26%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Expense ratio, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowing against a line of credit.

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$13.30	$16.62	$17.59	$15.15	$14.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.13	0.09	0.13	0.10
Net realized and unrealized gains (losses)	(4.81)	(2.20)	0.91	3.57	1.76
Total from Investment Operations	(4.69)	(2.07)	1.00	3.70	1.86
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.14)	(0.12)	(0.08)	(0.14)
From net realized gains	–	(1.11)	(1.85)	(1.18)	(0.80)
Total Distributions Paid	(0.12)	(1.25)	(1.97)	(1.26)	(0.94)
Net Asset Value, End of Year	$8.49	$13.30	$16.62	$17.59	$15.15
Total Return(1)	(35.51)%	(12.63)%	5.78%	25.55%	13.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$905,665	$961,828	$951,307	$611,728	$482,494
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.38%	1.32%	1.24%	1.28%	1.28%
Net investment income, net of waivers, reimbursements and credits	1.20%	0.85%	0.68%	0.85%	0.79%
Net investment income, before waivers, reimbursements and credits	0.82%	0.53%	0.44%	0.57%	0.51%
Portfolio Turnover Rate	36.95%	47.25%	41.07%	31.58%	23.07%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$11.98	$12.38	$12.22	$10.48	$11.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)	(0.09)	(0.10)	(0.11)	(0.14)
Net realized and unrealized gains (losses)	(3.46)	(0.31)	0.26	1.85	(0.90)
Total from Investment Operations	(3.50)	(0.40)	0.16	1.74	(1.04)
Net Asset Value, End of Year	$8.48	$11.98	$12.38	$12.22	$10.48
Total Return(1)	(29.22)%	(3.23)%	1.31%	16.60%	(9.03)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$62,720	$110,286	$146,537	$209,298	$255,160
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.49%	1.41%	1.38%	1.43%	1.48%
Net investment loss, net of waivers, reimbursements and credits	(0.34)%	(0.60)%	(0.68)%	(0.54)%	(0.69)%
Net investment loss, before waivers, reimbursements and credits	(0.58)%	(0.76)%	(0.81)%	(0.72)%	(0.92)%
Portfolio Turnover Rate	140.14%	133.45%	84.66%	75.95%	29.78%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0%

Argentina – 0.0%

Petrobras Energia Participaciones S.A. ADR	9,554	$54
Telecom Argentina S.A. ADR *	8,825	69
		123

Brazil – 5.3%

All America Latina Logistica S.A.	65,000	278

B2W Companhia Global Do Varejo	9,800	91

Banco do Brasil S.A.	49,800	364

BM&FBOVESPA S.A.	195,218	594

Brasil Telecom Participacoes S.A.	10,654	283

Centrais Eletricas Brasileiras S.A.	38,132	428

Cia de Concessoes Rodoviarias	18,700	169

Cia de Saneamento Basico do Estado de Sao Paulo	18,683	209

Cia Siderurgica Nacional S.A.	57,700	859

Cia Vale do Rio Doce	240,754	3,230

Cosan SA Industria e Comercio *	14,900	62

CPFL Energia S.A.	19,300	263

Cyrela Brazil Realty S.A.	29,100	116

EDP – Energias do Brasil S.A.	11,300	119

Empresa Brasileira de Aeronautica S.A.	83,600	281

Gafisa S.A.	22,915	115

Gerdau S.A.	23,700	105

Global Village Telecom Holding S.A. *	14,500	166

JBS S.A.	51,988	118

Lojas Renner S.A.	16,600	102

MRV Engenharia e Participacoes S.A.	12,900	77

Natura Cosmeticos S.A.	21,200	208

OGX Petroleo e Gas Participacoes S.A. *	2,100	646

Perdigao S.A.	18,142	226

Petroleo Brasileiro S.A. – Petrobras	381,332	5,839

Porto Seguro S.A.	13,700	71

Redecard S.A.	54,755	665

Souza Cruz S.A.	12,200	231

Tele Norte Leste Participacoes S.A.	10,100	166

Tractebel Energia S.A.	17,600	131
Usinas Siderurgicas de Minas Gerais S.A.	8,575	98
		16,310

Chile – 1.3%

Banco de Credito e Inversiones	5,309	97

Banco Santander Chile S.A.	6,977,953	231

CAP S.A.	13,088	198

Centros Comerciales Sudamericanos S.A.	129,525	214

Colbun S.A. *	1,062,209	202

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Chile – 1.3% – continued

Compania Cervecerias Unidas S.A.	15,815	$89

Empresa Nacional de Electricidad S.A. ADR	3,800	142

Empresa Nacional de Electricidad S.A.	436,142	546

Empresas CMPC S.A. *	14,836	308

Empresas COPEC S.A.	63,313	564

Enersis S.A.	1,737,578	523

Enersis S.A. ADR	9,024	136

ENTEL Chile S.A.	17,029	196

Lan Airlines S.A.	14,523	120

Lan Airlines S.A. ADR	8,335	70

SACI Falabella *	50,223	156

Sociedad Quimica y Minera de Chile S.A. ADR	3,193	85
Vina Concha y Toro S.A.	71,224	118
		3,995

China – 11.4%

Air China Ltd., Class H	416,000	137

Alibaba.com Ltd. *	174,500	160

Aluminum Corp. of China Ltd., Class H	644,000	375

Angang Steel Co. Ltd., Class H	127,360	132

Anhui Conch Cement Co. Ltd., Class H *	72,000	397

Bank of China Ltd., Class H	7,460,146	2,475

Bank of Communications Co. Ltd., Class H	933,000	648

Beijing Capital International Airport Co. Ltd., Class H	264,000	118

Byd Co. Ltd., Class H *	84,800	158

China BlueChemical Ltd., Class H	232,000	127

China Citic Bank, Class H	932,000	353

China Coal Energy Co., Class H	486,000	359

China Communications Construction Co. Ltd.	688,000	755

China Communications Services Corp. Ltd., Class H	242,000	145

China Construction Bank Corp., Class H	7,315,643	4,155

China COSCO Holdings Co. Ltd., Class H	389,250	254

China Dongxiang Group Co.	240,000	88

China High Speed Transmission Equipment Group Co. Ltd.	105,500	152

China Huiyuan Juice Group Ltd.	169,000	108

China Life Insurance Co. Ltd., Class H	1,151,502	3,789

China Merchants Bank Co. Ltd., Class H	416,000	727

China National Building Material Co. Ltd., Class H	210,000	311

China Oilfield Services Ltd., Class H	256,000	203

China Petroleum & Chemical Corp.	2,758,751	1,770

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

China – 11.4% – continued

China Railway Construction Corp. Ltd., Class H *	307,000	$401

China Railway Group Ltd., Class H *	606,515	355

China Shenhua Energy Co. Ltd., Class H	500,000	1,152

China Shipping Container Lines Co. Ltd., Class H	625,800	111

China Shipping Development Co. Ltd., Class H	202,000	191

China Telecom Corp. Ltd., Class H	2,300,000	950

China Vanke Co. Ltd., Class B	198,272	209

China Yurun Food Group Ltd.	144,000	184

Datang International Power Generation Co. Ltd., Class H	508,000	224

Dongfang Electric Corp. Ltd., Class H	24,000	54

Dongfeng Motor Group Co. Ltd., Class H	370,000	192

Fosun International	250,000	83

Guangshen Railway Co. Ltd., Class H	266,000	86

Guangzhou R&F Properties Co. Ltd., Class H	146,800	170

Harbin Power Equipment Co. Ltd., Class H	138,000	90

Huaneng Power International, Inc., Class H	514,000	345

Industrial & Commercial Bank of China, Class H	6,770,000	3,522

Inner Mongolia Yitai Coal Co., Class B	58,800	279

Jiangsu Express Co. Ltd., Class H	232,000	158

Jiangxi Cooper Co. Ltd., Class H	179,000	186

Li Ning Co. Ltd. *	112,000	185

Maanshan Iron & Steel, Class H	306,000	110

Parkson Retail Group Ltd.	174,000	178

PetroChina Co. Ltd., Class H	3,445,038	2,746

PICC Property & Casualty Co., Ltd., Class H *	402,000	219

Ping An Insurance Group Co. of China Ltd., Class H	205,000	1,224

Shanghai Electric Group Co. Ltd., Class H	460,000	132

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	74,000	99

Shanghai Zhenhua Port Machinery Co., Class B	108,900	102

Sino-Ocean Land Holdings Ltd.	540,000	354

Sinopec Shanghai Petrochemical Co. Ltd., Class H	396,000	97

Soho China Ltd.	228,000	92

Tencent Holdings Ltd.	144,000	1,070

Tingyi Cayman Islands Holding Corp.	272,000	314

Tsingtao Brewery Co. Ltd.	42,000	91

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

China – 11.4% – continued

Want Want China Holdings Ltd.	258,000	$120

Weichai Power Co. Ltd.	18,000	39

Yantai Changyu Pioneer Wine Co., Class H	30,000	109

Yanzhou Coal Mining Co. Ltd., Class H	280,000	202

Zhejiang Expressway Co. Ltd., Class H	243,000	177

Zijin Mining Group Co. Ltd., Class H	684,000	487
ZTE Corp., Class H	37,720	154
		35,139

Colombia – 0.5%

BanColombia S.A.	31,938	153

BanColombia S.A. ADR	8,252	161

Cementos Argos S.A.	40,005	101

Ecopetrol S.A.	676,546	568

Inversiones Argos S.A.	40,622	151

ISA S.A.	52,424	153
Suramericana de Inversiones S.A.	25,823	161
		1,448

Czech Republic – 0.6%

Central European Media Enterprises Ltd., Class A *	4,000	47

CEZ A/S	32,870	1,175

Komercni Banka A/S	2,510	250

Telefonica O2 Czech Republic A/S	16,840	334
Unipetrol	14,146	80
		1,886

Egypt – 0.6%

Commercial International Bank	37,703	218

Egyptian Co. for Mobile Services	6,173	162

Egyptian Financial Group-Hermes Holding	33,953	92

Egyptian Kuwait Holding Co.	93,352	102

EL Ezz Aldekhela Steel Alexandria	548	64

El Ezz Steel Rebars SAE	40,122	51

ElSwedy Cables Holding Co. *	8,426	77

Orascom Construction Industries	13,863	332

Orascom Telecom Holding SAE	70,163	325

Sidi Kerir Petrochemcials Co.	36,488	62

Talaat Moustafa Group *	78,534	53
Telecom Egypt	60,015	158
		1,696

Hong Kong – 6.1%

Agile Property Holdings Ltd.	222,000	125

Beijing Enterprises Holdings Ltd.	68,000	286

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Hong Kong – 6.1% – continued

Belle International Holdings Ltd.	332,000	$169

Chaoda Modern Agriculture Holding Ltd.	334,110	199

China Agri-Industries Holdings Ltd. *	246,000	117

China Everbright Ltd.	94,000	146

China Insurance International Holdings Co. Ltd.	117,000	188

China Mengniu Dairy Co. Ltd.	192,000	271

China Merchants Holdings International Co. Ltd.	185,394	435

China Mobile Ltd.	976,486	8,501

China Overseas Land & Investment Ltd.	664,560	1,040

China Resources Enterprise	188,000	296

China Resources Land Ltd.	210,000	324

China Resources Power Holdings Co. Ltd.	238,000	498

China Travel International Inv HK	558,000	99

China Unicom Hong Kong Ltd.	965,340	1,012

Citic Pacific Ltd.	143,000	162

CNOOC Ltd.	2,550,604	2,529

Cnpc Hong Kong Ltd.	340,000	143

Cosco Pacific Ltd.	130,000	128

Country Garden Holdings Co.	430,000	113

Denway Motors Ltd.	756,000	293

GOME Electrical Appliances Holdings Ltd.	1,136,000	73

Guangdong Investment Ltd.	324,000	131

Hengan International Group Co. Ltd.	108,000	434

Huabao International Holdings Ltd.	138,000	114

Lenovo Group Ltd.	728,000	168

Shanghai Industrial Holdings Ltd.	78,000	216

Shimao Property Holdings Ltd.	165,000	145

Shui On Land Ltd.	416,000	147
Sinochem Hong Kong Holding Ltd.	346,000	152
		18,654

Hungary – 0.4%

Magyar Telekom Telecommunications PLC	61,898	143

MOL Hungarian Oil and Gas Nyrt	9,106	408

OTP Bank Nyrt. *	42,906	361
Richter Gedeon Nyrt.	2,255	246
		1,158

India – 6.0%

ABB Ltd.	9,502	80

ACC Ltd.	9,112	104

Aditya Birla Nuvo Ltd.	6,837	60

Axis Bank Ltd.	30,133	249

Bharat Heavy Electricals Ltd.	18,697	560

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

India – 6.0% – continued

Bharat Petroleum Corp. Ltd.	14,899	$110

Cairn India Ltd. *	49,298	178

Cipla Ltd.	52,084	226

DLF Ltd.	27,923	93

Dr. Reddy’s Laboratories Ltd.	14,679	143

Dr. Reddy’s Laboratories Ltd. ADR	12,305	116

Essar Oil Ltd. *	47,638	69

GAIL India Ltd.	59,582	288

Glenmark Pharmaceuticals Ltd. *	16,864	52

GMR Infrastructure Ltd. *	71,411	135

Grasim Industries Ltd.	6,509	203

Gujarat Ambuja Cements Ltd.	109,970	153

HCL Technologies Ltd.	26,364	53

HDFC Bank Ltd.	25,743	499

HDFC Bank Ltd. ADR	6,300	384

Hero Honda Motors Ltd.	10,902	231

Hindalco Industries Ltd.	128,938	133

Hindustan Unilever Ltd.	139,013	652

Housing Development Finance Corp.	33,007	927

ICICI Bank Ltd.	83,500	553

ICICI Bank Ltd. ADR	22,771	303

Indian Hotels Co. Ltd.	47,697	37

Infosys Technologies Ltd.	47,862	1,251

Infosys Technologies Ltd. ADR	27,237	725

Infrastructure Development Finance Co. Ltd.	117,715	127

ITC Ltd.	177,047	645

Jaiprakash Associates Ltd.	97,991	163

Jindal Steel & Power Ltd.	8,443	202

JSW Steel Ltd.	15,868	73

Kotak Mahindra Bank Ltd.	21,588	121

Larsen & Toubro Ltd.	29,036	387

Mahindra & Mahindra Ltd.	23,217	177

Maruti Suzuki India Ltd.	12,673	196

NTPC Ltd.	134,104	478

Oil & Natural Gas Corp. Ltd.	43,408	671

Power Grid Corp. of India Ltd.	59,066	111

Ranbaxy Laboratories Ltd.	16,359	54

Reliance Capital Ltd.	18,986	134

Reliance Communications Ltd.	99,435	346

Reliance Industries Ltd.	45,192	1,353

Reliance Industries Ltd., GDR (London Exchange) (1)(2)	28,713	1,723

Reliance Infrastructure Ltd.	14,528	149

Reliance Natural Resources Ltd. *	107,918	96

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

India – 6.0% – continued

Reliance Petroleum Ltd. *	73,705	$139

Satyam Computer Services Ltd.	23,139	18

Sesa Goa Ltd.	46,541	92

Siemens India Ltd.	15,137	81

State Bank of India Ltd.	8,646	183

Steel Authority Of India Ltd.	82,945	159

Sterlite Industries India Ltd.	37,957	270

Sun Pharmaceuticals Industries Ltd.	9,889	217

Tata Communications Ltd.	8,584	88

Tata Consultancy Services Ltd.	30,832	329

Tata Motors Ltd.	29,728	107

Tata Motors Ltd. ADR	24,080	119

Tata Power Company Ltd.	12,969	198

Tata Steel Ltd.	32,238	132

Unitech Ltd.	64,165	44

United Spirits Ltd.	8,603	110

Wipro Ltd.	40,086	196

Wipro Ltd. ADR	13,570	96
Zee Entertainment Enterprises Ltd.	35,959	75
		18,426

Indonesia – 1.3%

Aneka Tambang Tbk PT	625,000	59

Astra Agro Lestari Tbk PT	74,000	90

Astra International Tbk PT	308,500	384

Bank Central Asia Tbk PT	1,994,000	539

Bank Danamon Indonesia Tbk PT	312,500	85

Bank Mandiri Persero Tbk PT	1,160,500	221

Bank Rakyat Indonesia	801,000	291

Bumi Resources Tbk PT	2,703,000	192

Indocement Tunggal Prakarsa Tbk PT	162,000	73

Indofood Sukses Makmur Tbk PT	780,000	64

Indosat Tbk PT	307,233	126

International Nickel Indonesia Tbk PT	366,000	70

Lippo Karawaci Tbk PT *	1,653,000	120

Perusahaan Gas Negara PT	1,600,000	300

Semen Gresik Persero Tbk PT	268,500	87

Tambang Batubara Bukit Asam Tbk PT	155,000	91

Telekomunikasi Indonesia Tbk PT	1,594,321	1,043

Truba Alam Manunggal Engineering PT *	574,500	2

Unilever Indonesia Tbk PT	200,500	138
United Tractors Tbk PT	267,000	156
		4,131

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Israel – 3.3%

Africa Israel Investments Ltd.	2,615	$23

Bank Hapoalim BM *	153,429	280

Bank Leumi Le-Israel BM	155,366	309

Bezeq Israeli Telecommunication Corp. Ltd.	150,595	236

Cellcom Israel Ltd.	6,496	138

Check Point Software Technologies *	27,497	611

Delek Group Ltd.	948	80

Discount Investment Corp.	4,635	48

Elbit Systems Ltd.	4,062	193

Gazit Globe Ltd.	10,377	46

Israel (The) Corp. Ltd.	427	133

Israel Chemicals Ltd.	79,872	656

Israel Discount Bank Ltd., Class A	86,305	64

Koor Industries Ltd. *	1,775	27

Makhteshim-Agan Industries Ltd.	39,874	167

Mizrahi Tefahot Bank Ltd.	21,203	102

Nice Systems Ltd. *	9,046	225

Oil Refineries Ltd.	175,587	57

Ormat Industries	13,792	94

Partner Communications	13,202	198
Teva Pharmaceutical Industries Ltd.	143,010	6,431
		10,118

Malaysia – 2.6%

AirAsia Bhd. *	166,000	43

Alliance Financial Group Bhd.	119,000	55

AMMB Holdings Bhd.	257,737	185

Asiatic Development Bhd.	37,000	43

Astro All Asia Networks PLC	76,300	46

Berjaya Sports Toto Bhd.	132,600	167

British American Tobacco Malaysia Bhd.	21,200	265

Bumiputra-Commerce Holdings Bhd.	427,100	806

Bursa Malaysia Bhd.	53,000	75

Digi.Com Bhd.	47,000	274

Gamuda Bhd.	275,800	151

Genting Bhd.	324,000	329

Hong Leong Bank Bhd.	79,600	117

Hong Leong Financial Group Bhd.	31,000	40

IGB Corp. Bhd.	144,000	53

IJM Corp. Bhd.	138,500	159

IOI Corp. Bhd.	531,350	559

KLCC Property Holdings Bhd.	70,000	58

Kuala Lumpur Kepong Bhd.	65,150	190

Lafarge Malayan Cement Bhd.	65,800	72

Malayan Banking Bhd.	382,625	407

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Malaysia – 2.6% – continued

Malaysian Airline System Bhd.	54,000	$43

MISC Bhd.	169,600	383

MMC Corp. Bhd.	186,400	73

Parkson Holdings Bhd.	54,000	56

Petronas Dagangan Bhd.	46,600	101

Petronas Gas Bhd.	67,900	181

PLUS Expressways Bhd.	252,000	203

PPB Group Bhd.	78,000	210

Public Bank Bhd.	4,142	9

Public Bank Bhd. (Registered)	166,000	345

Resorts World Bhd.	453,500	268

RHB Capital Bhd.	72,000	70

Sime Darby Bhd.	386,515	607

SP Setia Bhd.	137,100	105

Tanjong PLC	39,600	150

Telekom Malaysia Bhd.	184,100	178

Tenaga Nasional Bhd.	213,400	357

TM International Bhd. *	184,100	115

UMW Holdings Bhd.	78,000	112

YTL Corp. Bhd.	119,400	228
YTL Power International Bhd.	287,199	151
		8,039

Mexico – 4.3%

Alfa S.A.B. de C.V., Class A	53,000	82

America Movil S.A.B. de C.V., Series L	3,234,417	4,407

Banco Compartamos S.A. de C.V.	40,000	76

Carso Global Telecom S.A.B. de C.V. *	117,000	388

Cemex S.A.B. de C.V., Series CPO *	1,231,840	776

Coca-Cola Femsa S.A.B. de C.V., Series L	44,000	150

Desarrolladora Homex S.A.B. de C.V. *	38,000	85

Empresas ICA S.A.B. de C.V. *	80,000	138

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	363,000	919

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	80,000	146

Grupo Bimbo S.A.B. de C.V., Series A	2,000	7

Grupo Bimbo S.A.B. de C.V., Series A (OTC Exchange)	38,000	141

Grupo Carso S.A.B. de C.V., Series A1	94,000	227

Grupo Elektra S.A. de C.V.	12,000	399

Grupo Financiero Banorte S.A.B. de C.V., Class O	219,000	291

Grupo Financiero Inbursa S.A., Class O	105,725	274

Grupo Mexico S.A.B. de C.V., Series B	647,958	476

Grupo Modelo S.A.B. de C.V., Series C	86,000	258

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Mexico – 4.3% – continued

Grupo Televisa S.A., Series CPO	411,612	$1,127

Industrias Penoles S.A.B. de C.V.	13,000	136

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	86,000	279

Mexichem S.A.B. de C.V.	82,000	57

Telefonos de Mexico S.A.B. de C.V., Series L	1,017,388	770

Telmex Internacional S.A.B. de C.V., Series L	852,388	395

Urbi Desarrollos Urbanos S.A.B. de C.V. *	71,000	62
Wal-Mart de Mexico S.A.B. de C.V., Series V	495,971	1,158
		13,224

Morocco – 0.4%

Attijariwafa Bank	3,951	127

Banque Marocaine du Commerce Exterieur	5,258	141

Compagnie Generale Immobiliere	484	107

Douja Promotion Groupe Addoha S.A.	15,694	209

Marco Telecom	26,293	479
ONA S.A.	962	133
		1,196

Peru – 0.6%

Cia de Minas Buenaventura S.A. ADR	31,500	755

Credicorp Ltd.	11,071	519
Southern Copper Corp.	35,475	618
		1,892

Philippines – 0.5%

Ayala Corp.	30,366	130

Ayala Land, Inc.	910,580	108

Banco de Oro Universal Bank	157,600	83

Bank of the Philippine Islands	227,408	160

Energy Development Corp.	1,084,000	88

Globe Telecom, Inc.	4,840	83

International Container Term Services, Inc.	166,700	41

Jollibee Foods Corp.	61,000	55

Manila Electric Co.	75,180	136

Metropolitan Bank & Trust	107,200	58

Philippine Long Distance Telephone Co.	8,400	376

SM Investments Corp.	26,727	110
SM Prime Holdings, Inc.	689,251	104
		1,532

Poland – 1.0%

Asseco Poland S.A	9,072	114

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Poland – 1.0% – continued

Bank Handlowy w Warszawie S.A.	4,921	$53

Bank Millennium S.A.	53,378	28

Bank Pekao S.A.	19,023	458

Bank Zachodni WBK S.A.	3,763	74

BRE Bank S.A. *	1,493	45

Cersanit Krasnystaw S.A. *	13,005	41

Cyfrowy Polsat S.A.	14,122	55

Getin Holding S.A. *	57,969	67

Globe Trade Centre S.A. *	21,133	90

Grupa Lotos S.A. *	9,693	46

ING Bank Slaski S.A.	489	30

KGHM Polska Miedz S.A.	18,864	249

Orbis S.A.	5,012	43

PBG S.A. *	1,563	86

Polimex Mostostal S.A.	74,402	64

Polski Koncern Naftowy Orlen	47,672	327

Polskie Gornictwo Naftowe I Gazownictwo S.A.	161,059	156

Powszechna Kasa Oszczednosci Bank

Polski S.A.	76,267	470

Telekomunikacja Polska S.A.	110,397	597
TVN S.A.	26,357	65
		3,158

Russia – 5.5%

Comstar United Telesystems OJSC GDR (Registered)	31,331	107

Federal Grid Co. Unified Energy System JSC *	37,313,654	162

Gazprom OAO	9,257	36

Gazprom OAO ADR (London Exchange)	373,620	5,489

Gazprom OAO ADR (OTC Exchange)	7,800	116

Gazpromneft JSC	53,905	124

LUKOIL	1,414	55

LUKOIL ADR (London Exchange)	54,640	2,049

LUKOIL ADR (OTC Exchange)	19,800	746

Mechel ADR	25,479	106

MMC Norilsk Nickel	3,409	211

MMC Norilsk Nickel ADR	104,655	638

Mobile Telesystems OJSC ADR	31,349	938

NovaTek OAO, GDR (Registered)	11,281	260

Novolipetsk Steel OJSC GDR (Registered)	10,236	122

Pharmstandard GDR *	12,724	125

PIK Group GDR *	19,052	26

Polyus Gold Co. ADR	22,834	523

Rosneft Oil Co.	167,080	744

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Russia – 5.5% – continued

Rosneft Oil Co. (London Exchange)	60,800	$262

Rostelecom	1,213	11

Rostelecom ADR	9,210	475

RusHydro *	14,789,063	328

Sberbank	56,000	35

Sberbank RF	1,130,251	707

Severstal	665	2

Severstal GDR	38,330	128

Sistema JSFC GDR	16,590	96

Surgutneftegaz ADR (OTC Exchange) *	117,175	726

Tatneft, GDR	9,895	462

TMK OAO GDR (Registered)	10,602	50

Uralkaliy	101,486	233

Vimpel-Communications ADR	73,309	479

VTB Bank OJSC	220,845,406	182

VTB Bank OJSC GDR (1)(2)	5,276	8
Wimm-Bill-Dann Foods OJSC ADR *	3,102	99
		16,860

South Africa – 7.2%

ABSA Group Ltd.	46,106	470

African Bank Investments Ltd.	116,479	311

African Rainbow Minerals Ltd.	15,883	232

Anglo Platinum Ltd.	11,201	567

Anglogold Ashanti Ltd.	45,683	1,674

ArcelorMittal South Africa Ltd.	31,011	241

Aspen Pharmacare Holdings Ltd. *	45,989	222

Aveng Ltd.	52,350	144

Barloworld Ltd.	37,303	126

Bidvest Group	41,801	388

Exxaro Resources Ltd. *	16,358	120

FirstRand Ltd.	454,406	579

Foschini Ltd.	35,143	164

Gold Fields Ltd.	99,128	1,115

Growthpoint Properties Ltd.	208,147	299

Harmony Gold Mining Co. Ltd. *	55,299	598

Impala Platinum Holdings Ltd.	85,561	1,436

Imperial Holdings Ltd.	21,850	124

Investec Ltd.	29,779	122

Kumba Iron Ore Ltd.	10,415	181

Liberty Holdings Ltd.	18,963	127

Massmart Holdings Ltd.	27,469	202

MTN Group Ltd.	257,536	2,858

Murray & Roberts Holdings Ltd.	40,770	175

Naspers Ltd., Class N	61,323	1,039

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

South Africa – 7.2% – continued

Nedbank Group Ltd.	29,593	$266

Netcare Ltd. *	201,624	170

Northam Platinum Ltd.	20,738	57

Pick’n Pay Stores Ltd.	36,108	112

Pretoria Portland Cement Co. Ltd.	77,149	256

Remgro Ltd.	68,955	492

Reunert Ltd.	30,305	117

RMB Holdings Ltd.	104,846	228

Sanlam Ltd.	341,297	609

Sappi Ltd.	73,665	143

Sasol Ltd.	97,512	2,834

Shoprite Holdings Ltd.	65,728	352

Standard Bank Group Ltd.	182,398	1,537

Steinhoff International Holdings Ltd.	139,957	149

Telkom S.A. Ltd.	46,330	516

Tiger Brands Ltd.	25,155	360

Truworths International Ltd.	62,195	211
Woolworths Holdings Ltd.	138,660	167
		22,090

South Korea – 12.0%

Amorepacific Corp.	499	220

Busan Bank	25,812	111

Cheil Industries, Inc.	7,850	215

CJ CheilJedang Corp.	995	104

Daegu Bank	20,760	110

Daelim Industrial Co. Ltd.	3,660	140

Daewoo Engineering & Construction Co. Ltd.	29,120	204

Daewoo International Corp.	9,229	166

Daewoo Securities Co. Ltd. *	16,230	217

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	16,730	262

DC Chemical Co. Ltd.	2,030	296

Dongbu Insurance Co. Ltd. *	6,490	97

Dongkuk Steel Mill Co. Ltd.	4,870	90

Doosan Corp.	1,455	106

Doosan Heavy Industries and

Construction Co. Ltd.	5,210	258

Doosan Infracore Co. Ltd.	9,940	107

GS Engineering & Construction Corp.	4,350	194

GS Holdings Corp.	8,520	184

Hana Financial Group, Inc.	21,790	336

Hanjin Heavy Industries & Construction Co. Ltd.	5,701	117

Hanjin Shipping Co. Ltd.	9,850	134

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

South Korea – 12.0% – continued

Hankook Tire Co. Ltd.	15,390	$148

Hanwha Chem Corp.	11,432	77

Hanwha Corp.	5,910	127

Hite Brewery Co. Ltd.	984	98

Honam Petrochemical Corp.	2,570	111

Hynix Semiconductor, Inc. *	63,920	576

Hyosung Corp.	3,620	171

Hyundai Department Store Co. Ltd.	2,310	120

Hyundai Development Co.	7,920	194

Hyundai Engineering & Construction Co. Ltd.	8,240	354

Hyundai Heavy Industries	6,742	961

Hyundai Mipo Dockyard	1,810	171

Hyundai Mobis	8,852	517

Hyundai Motor Co.	24,552	993

Hyundai Securities Co. *	24,070	200

Hyundai Steel Co.	7,530	235

Industrial Bank of Korea *	23,950	120

Kangwon Land, Inc.	13,230	132

KB Financial Group, Inc. *	53,935	1,302

KCC Corp.	760	167

KIA Motors Corp. *	32,800	204

Korea Electric Power Corp. *	41,566	763

Korea Exchange Bank	33,890	155

Korea Express Co. Ltd. *	1,320	97

Korea Gas Corp.	3,160	93

Korea Investment Holdings Co. Ltd. *	6,820	148

Korea Line Corp	940	40

Korea Zinc Co. Ltd.	1,860	155

Korean Air Lines Co. Ltd. *	6,208	156

KT Corp.	21,870	607

KT Freetel Co. Ltd. *	11,670	234

KT&G Corp.	17,748	977

Kumho Industrial Co. Ltd.	3,310	35

LG Chem Ltd.	8,338	532

LG Corp.	15,540	556

LG Dacom Corp.	5,320	67

LG Display Co. Ltd.	28,280	577

LG Electronics, Inc.	15,034	999

LG Household & Health Care Ltd.	1,354	148

LG Telecom Ltd.	19,010	116

Lotte Confectionery Co. Ltd.	130	97

Lotte Shopping Co. Ltd.	1,534	212

LS Corp.	3,000	170

Mirae Asset Securities Co. Ltd. *	3,026	157

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

South Korea – 12.0% – continued

NHN Corp. *	6,254	$687

POSCO	9,949	2,643

S1 Corp. of Korea	2,540	85

Samsung C&T Corp.	21,650	627

Samsung Card Co.	5,640	129

Samsung Electro-Mechanics Co. Ltd.	10,250	364

Samsung Electronics Co. Ltd.	17,918	7,400

Samsung Engineering Co. Ltd.	5,490	231

Samsung Fire & Marine Insurance Co. Ltd. *	6,048	703

Samsung Heavy Industries Co. Ltd.	25,650	479

Samsung SDI Co. Ltd.	4,660	222

Samsung Securities Co. Ltd. *	8,564	360

Samsung Techwin Co. Ltd.	5,602	184

Shinhan Financial Group Co. Ltd. *	61,971	1,112

Shinsegae Co. Ltd.	2,305	720

SK Energy Co. Ltd.	9,798	625

SK Holdings Co. Ltd.	5,808	454

SK Networks Co. Ltd.	11,840	68

SK Telecom Co. Ltd.	6,435	894

S-Oil Corp.	6,780	277

STX Pan Ocean Co. Ltd.	13,520	91

STX Shipbuilding Co. Ltd.	7,740	75

Taewoong Co. Ltd.	670	41

Taihan Electric Wire Co. Ltd.	3,290	42

Woongjin Coway Co. Ltd.	7,640	166

Woori Finance Holdings Co. Ltd. *	31,770	163

Woori Investment & Securities Co. Ltd. *	14,800	183
Yuhan Corp.	1,217	163
		36,925

Taiwan – 10.7%

Acer, Inc.	407,974	616

Advanced Semiconductor Engineering, Inc.	603,096	294

Advantech Co. Ltd.	40,240	56

Asia Cement Corp.	225,022	196

Asustek Computer, Inc.	619,465	653

AU Optronics Corp.	1,161,271	967

Catcher Technology Co. Ltd.	62,829	139

Cathay Financial Holding Co. Ltd.	927,156	801

Chang Hwa Commercial Bank	528,000	178

Cheng Shin Rubber Industry Co. Ltd.	137,426	134

Cheng Uei Precision Industry Co. Ltd.	53,504	69

Chi Mei Optoelectronics Corp.	668,967	269

China Airlines *	247,600	62

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Taiwan – 10.7% – continued

China Development Financial Holding Corp.	1,389,206	$277

China Steel Corp.	1,511,582	992

Chinatrust Financial Holding Co. Ltd.	1,368,393	503

Chunghwa Picture Tubes Ltd.	1,434,000	173

Chunghwa Telecom Co. Ltd.	726,041	1,324

Chunghwa Telecom Co. Ltd. ADR	5,062	92

CMC Magnetics Corp. *	444,000	84

Compal Communications, Inc.	29,657	24

Compal Electronics, Inc.	533,251	384

Delta Electronics, Inc.	251,784	465

E.Sun Financial Holding Co. Ltd.	461,648	113

Epistar Corp.	103,351	156

Eternal Chemical Co. Ltd.	86,609	46

Eva Airways Corp. *	307,000	76

Evergreen Marine Corp. Tawain Ltd.	191,180	80

Everlight Electronics Co. Ltd.	36,779	68

Far Eastern Department Stores Co. Ltd.	124,400	65

Far Eastern Textile Co. Ltd.	420,913	328

Far EasTone Telecommunications Co. Ltd.	254,345	262

Feng Hsin Iron & Steel Co.	69,160	78

First Financial Holding Co. Ltd.	733,998	340

Formosa Chemicals & Fibre Co.	449,520	531

Formosa Petrochemical Corp.	194,000	384

Formosa Plastics Corp.	643,390	971

Formosa Sumco Technology Corp.	19,000	39

Formosa Taffeta Co. Ltd.	170,540	92

Foxconn Technology Co. Ltd.	82,208	219

Fubon Financial Holding Co. Ltd.	714,000	432

HannStar Display Corp.	815,898	146

HON HAI Precision Industry Co. Ltd.	966,632	2,193

HTC Corp.	97,076	1,202

Hua Nan Financial Holdings Co. Ltd.	471,560	248

InnoLux Display Corp.	279,290	274

Inotera Memories, Inc. *	215,320	86

Inventec Co. Ltd.	306,990	124

KGI Securities Co. Ltd.	312,000	91

Kinsus Interconnect Technology Corp.	37,587	48

Largan Precision Co. Ltd.	11,368	96

Lite-On Technology Corp.	296,394	201

Macronix International	366,109	139

MediaTek, Inc.	149,425	1,415

Mega Financial Holding Co. Ltd.	1,388,000	499

Mitac International	229,759	94

Motech Industries, Inc.	32,958	92

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Taiwan – 10.7% – continued

Nan Ya Plastics Corp.	797,800	$917

Nan Ya Printed Circuit Board Corp.	32,925	85

Nanya Technology Corp. *	572,932	132

Novatek Microelectronics Corp. Ltd.	87,244	133

Polaris Securities Co. Ltd.	277,612	97

POU Chen Corp.	274,341	151

Powerchip Semiconductor Corp. *	1,392,758	180

Powertech Technology, Inc.	71,135	129

President Chain Store Corp.	66,000	151

ProMOS Technologies, Inc. *	1,246,000	48

Qisda Corp. *	241,496	71

Quanta Computer, Inc.	331,659	420

Realtek Semiconductor Corp.	77,931	103

Richtek Technology Corp.	17,700	84

Shin Kong Financial Holding Co. Ltd.	687,257	199

Siliconware Precision Industries Co.	433,827	461

Sino-American Silicon Products, Inc.	28,450	61

Sinopac Financial Holdings Co. Ltd.	793,000	158

Synnex Technology International Corp.	123,189	156

Taishin Financial Holdings Co. Ltd.	545,000	89

Taiwan Business Bank *	319,000	63

Taiwan Cement Corp.	397,447	329

Taiwan Cooperative Bank	448,900	209

Taiwan Fertilizer Co. Ltd.	90,000	185

Taiwan Glass Industrial Corp.	107,094	57

Taiwan Mobile Co. Ltd.	268,921	390

Taiwan Secom Co. Ltd.	31,100	42

Taiwan Semiconductor Manufacturing Co. Ltd.	3,363,319	5,121

Tatung Co. Ltd. *	697,000	138

Teco Electric and Machinery Co. Ltd.	302,000	99

Transcend Information, Inc.	37,934	83

Tripod Technology Corp.	63,878	86

Tung Ho Steel Enterprise Corp.	122,000	98

U-Ming Marine Transport Corp.	82,000	124

Unimicron Technology Corp.	130,107	78

Uni-President Enterprises Corp.	473,947	386

United Microelectronics Corp.	1,984,322	656

Vanguard International Semiconductor Corp.	131,949	46

Walsin Lihwa Corp.	506,000	102

Wan Hai Lines Ltd.	202,310	87

Wistron Corp.	167,657	182

Ya Hsin Industrial Co. Ltd. *	121,548	–

Yang Ming Marine Transport Corp.	240,082	76

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Taiwan – 10.7% – continued

Yuanta Financial Holding Co. Ltd.	1,182,285	$543
Yulon Motor Co. Ltd.	144,257	79
		33,064

Thailand – 1.2%

Advanced Info Service PCL (Registered)	137,400	323

Airports of Thailand PCL	88,600	40

Bangkok Bank PCL	57,300	121

Bangkok Bank PCL (Registered)	136,400	291

Bank of Ayudhya PCL	328,654	80

Banpu PCL (Registered)	23,100	141

BEC World PCL (Registered)	196,500	103

Central Pattana PCL (Registered)	132,900	47

CP ALL PCL	299,700	107

Glow Energy PCL	100,200	59

IRPC PCL	1,928,700	103

Kasikornbank PCL	39,600	50

Kasikornbank PCL (Registered)	203,300	262

Krung Thai Bank PCL	559,800	71

Land and Houses PCL (Registered)	444,100	38

PTT Aromatics & Refining PCL	124,994	31

PTT Chemical PCL (Registered)	72,700	58

PTT Exploration & Production PCL	14,900	41

PTT Exploration & Production PCL (Registered)	172,300	486

PTT PCL	22,100	96

PTT PCL (Registered)	115,400	501

Ratchaburi Electricity Generating Holding PCL (Registered)	74,900	81

Siam Cement PCL (Registered)	39,400	110

Siam Commercial Bank PCL	23,600	36

Siam Commercial Bank PCL (Registered)	180,600	277

Thai Oil PCL	112,300	81

TMB Bank PCL *	3,729,497	46
Total Access Communication PCL	93,341	70
		3,750

Turkey – 1.2%

Akbank TAS	133,818	395

Aksigorta A.S.	25,849	41

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	32,453	202

Arcelik	21,718	24

Asya Katilim Bankasi A.S. *	104,510	70

BIM Birlesik Magazalar A.S.	7,028	150

Coca-Cola Icecek A.S.	12,061	57

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 84.0% – continued

Turkey – 1.2% – continued

Dogan Sirketler Grubu Holdings *	154,201	$51

Dogan Yayin Holding *	1	–

Enka Insaat ve Sanayi A.S.	45,219	161

Eregli Demir ve Celik Fabrikalari TAS	78,402	148

Ford Otomotiv Sanayi A.S.	13,832	38

Haci Omer Sabanci Holding A.S.	75,824	131

Hurriyet Gazetecilik A.S. *	1	–

Is Gayrimenkul Yatirim Ortakligi A.S.	1	–

KOC Holding A.S. *	71,400	101

Petkim Petrokimya Holding *	15,877	39

Tekfen Holding A.S.	22,657	39

Tupras Turkiye Petrol Rafine	20,067	203

Turk Sise ve Cam Fabrikalari A.S. *	63,271	38

Turk Telekomunikasyon A.S. *	71,658	167

Turkcell Iletisim Hizmet A.S.	106,756	524

Turkiye Garanti Bankasi A.S. *	338,391	483

Turkiye Halk Bankasi A.S.	53,105	117

Turkiye Is Bankasi, Class C	143,346	324

Turkiye Vakiflar Bankasi Tao, Class D	126,373	96
Yapi ve Kredi Bankasi A.S. *	147,727	153
		3,752
Total Common Stocks
(Cost $391,132) (3)		258,566

PREFERRED STOCKS – 8.7%

Brazil – 8.2%

AES Tiete S.A.	15,200	116

Aracruz Celulose S.A., Class B	95,100	63

Banco Bradesco S.A.	243,866	2,438

Banco do Estado do Rio Grande do Sul	30,000	91

Bradespar S.A.	36,300	356

Brasil Telecom Participacoes S.A.	24,842	180

Brasil Telecom S.A.	19,100	107

Braskem S.A., Class A *	27,700	58

Centrais Eletricas Brasileiras S.A., Class B	34,562	375

Cia Brasileira de Distribuicao Grupo Pao de Acucar	12,598	169

Cia de Bebidas das Americas	24,814	1,174

Cia de Transmissao de Energia Eletrica

Paulista	5,200	109

Cia Energetica de Minas Gerais	44,521	665

Cia Energetica de Sao Paulo, Class B	22,805	128

Cia Paranaense de Energia, Class B	13,821	144

Cia Vale do Rio Doce, Class A	347,234	4,020

Duratex S.A.	13,900	90

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 8.7% – continued

Brazil – 8.2% – continued

Eletropaulo Metropolitana de Sao Paulo S.A., Class B	13,521	$191

Fertilizantes Fosfatados S.A.	24,400	144

Gerdau S.A.	102,800	574

Investimentos Itau S.A.	341,010	1,176

Itau Unibanco Banco Multiplo S.A.	291,418	3,235

Klabin S.A.	85,500	105

Lojas Americanas S.A.	43,874	123

Metalurgica Gerdau S.A.	41,500	304

Net Servicos de Comunicacao S.A. (Sao Paolo Exchange) *	26,421	195

Petroleo Brasileiro S.A. – Petrobras	525,466	6,493

Sadia S.A.	68,400	93

Suzano Papel e Celulose S.A. *	23,200	105

Tam S.A. *	14,400	79

Tele Norte Leste Participacoes S.A.	41,500	584

Telemar Norte Leste S.A.	7,300	165

Tim Participacoes S.A.	95,610	120

Ultrapar Participacoes S.A.	13,200	318

Usinas Siderurgicas de Minas Gerais S.A., Class A	41,975	536

Vivo Participacoes S.A.	20,266	268
Votorantim Celulose e Papel S.A. *	17,300	81
		25,172

Chile – 0.1%
Sociedad Quimica y Minera de Chile S.A., Class B	12,794	339

Colombia – 0.0%
BanColombia S.A.	12,300	59

Russia – 0.1%

Surgutneftegaz *	5,374	1
Surgutneftegaz ADR *	104,300	266
		267

South Korea – 0.3%

Hyundai Motor Co.	6,370	96

LG Electronics, Inc.	2,668	71
Samsung Electronics Co. Ltd.	3,291	757
		924
Total Preferred Stocks
(Cost $38,046) (3)		26,761

RIGHTS – 0.0%

Votorantim Celulose e Papel S.A. *	19,235	–

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0% – continued
Malayan Banking Bhd.*	172,181	$53
Total Rights
(Cost $–) (3)		53

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.5%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$16,801	$16,801
Total Short-Term Investments
(Cost $16,801)		16,801

Total Investments – 98.2%
(Cost $445,979)		302,181
Other Assets less Liabilities – 1.8%		5,651
NET ASSETS – 100.0%		$307,832

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of these restricted illiquid securities amounted to approximately $1,731,000 or 0.6% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000s)
Reliance Industries Ltd.,
GDR (London Exchange)	11/1/06-12/22/06	$1,617
VTB Bank OJSC GDR	5/11/07	56

(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Emerging Markets Equity Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000s)
Dax Index (Euro)	1	$136	Long	6/09	$1
DJ Euro Stoxx (Euro)	49	1,297	Long	6/09	38
E-mini MSCI Emerging Markets Index (U.S. Dollar)	35	1,020	Long	6/09	42
FTSE JSE (South African Rand)	199	3,946	Long	6/09	27
Hang Seng Index (Hong Kong Dollar)	24	2,099	Long	4/09	(88)
MSCI Taiwan Index (U.S. Dollar)	116	2,245	Long	4/09	(106)
SPI 200 (Australian Dollar)	39	2,418	Long	6/09	15
TOPIX Index (Japanese Yen)	4	314	Long	6/09	21

Total					$(50)

At March 31, 2009, the Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	18.7%
Brazilian Real	14.5
Korean Won	13.3
Taiwan Dollar	11.6
U.S. Dollar	8.6
South African Rand	7.7
Indian Rupee	5.2
All other currencies less than 5%	20.4

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2009

At March 31, 2009, the Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
U.S. Dollar	45	Czech Koruna	944	4/1/09	$1
U.S. Dollar	1,250	Hong Kong Dollar	9,688	4/1/09	–
U.S. Dollar	40	Hungarian Forint	9,440	4/1/09	1
U.S. Dollar	44	Indian Rupee	516,930	4/1/09	–
U.S. Dollar	145	Israeli Shekel	610	4/1/09	(1)
U.S. Dollar	1,480	Korean Won	2,047,736	4/1/09	1
U.S. Dollar	83	Malaysian Ringgit	302	4/1/09	–
U.S. Dollar	240	Mexican Peso	3,446	4/1/09	3
U.S. Dollar	85	New Turkish Lira	141	4/1/09	–
U.S. Dollar	85	Polish Zloty	306	4/1/09	3
U.S. Dollar	285	South African Rand	2,766	4/1/09	7
U.S. Dollar	65	Thai Bahts	2,320	4/1/09	–
U.S. Dollar	105	Czech Koruna	2,169	4/2/09	1
U.S. Dollar	1,700	Hong Kong Dollar	13,176	4/2/09	–
U.S. Dollar	40	Hungarian Forint	9,290	4/2/09	–
U.S. Dollar	265	Israeli Shekel	1,118	4/2/09	–
U.S. Dollar	600	Mexican Peso	8,500	4/2/09	–
U.S. Dollar	85	Polish Zloty	297	4/2/09	–
U.S. Dollar	850	South African Rand	8,057	4/2/09	1
U.S. Dollar	36	Thai Bahts	1,294	4/2/09	–

Total					$17

At March 31, 2009, the industry sectors (unaudited) for the Emerging Markets Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	4.7%
Consumer Staples	5.3
Energy	16.2
Financials	21.5
Health Care	2.9
Industrials	7.4
Information Technology	12.4
Materials	13.4
Telecommunication Services	12.2
Utilities	4.0

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Emerging Markets Equity Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$70,415	$(50)

Level 2	231,766	17

Level 3	–	–

Total	$302,181	$(33)

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0%

Advertising – 0.4%

Interpublic Group of Cos. (The), Inc. *	19,557	$81
Omnicom Group, Inc.	1,500	35
		116

Aerospace/Defense – 3.3%

General Dynamics Corp.	4,786	199

L-3 Communications Holdings, Inc.	716	48

Lockheed Martin Corp.	2,609	180

Northrop Grumman Corp.	3,479	152

Raytheon Co.	4,600	179
United Technologies Corp.	2,898	125
		883

Agriculture – 3.0%

Altria Group, Inc.	15,654	251

Archer-Daniels-Midland Co.	6,533	181

Lorillard, Inc.	2,503	155

Philip Morris International, Inc.	4,398	156
Reynolds American, Inc.	2,099	75
		818

Apparel – 0.8%

Coach, Inc. *	1,800	30

Jones Apparel Group, Inc.	6,484	27
Polo Ralph Lauren Corp.	3,429	145
		202

Banks – 5.6%

Bank of America Corp.	25,656	175

Bank of New York Mellon Corp.	1,220	34

BB&T Corp.	77	1

Capital One Financial Corp.	1,454	18

Goldman Sachs Group (The), Inc.	2,175	231

JPMorgan Chase & Co.	15,283	406

Marshall & Ilsley Corp.	4,009	22

Morgan Stanley	7,453	170

State Street Corp.	4,829	149

SunTrust Banks, Inc.	2,972	35

U.S. Bancorp	1,667	24
Wells Fargo & Co.	18,100	258
		1,523

Beverages – 2.1%

Coca-Cola (The) Co.	7,246	318

Constellation Brands, Inc., Class A *	1,751	21

Dr Pepper Snapple Group, Inc. *	1,395	24

Pepsi Bottling Group, Inc.	1,099	24

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Beverages – 2.1% – continued
PepsiCo, Inc.	3,300	$170
		557

Biotechnology – 2.1%

Amgen, Inc. *	6,232	308

Biogen Idec, Inc. *	1,945	102
Gilead Sciences, Inc. *	3,188	148
		558

Chemicals – 2.0%

CF Industries Holdings, Inc.	584	42

Dow Chemical (The) Co.	6,337	53

Monsanto Co.	2,500	208

PPG Industries, Inc.	2,246	83

Sherwin-Williams (The) Co.	1,449	75
Sigma-Aldrich Corp.	1,726	65
		526

Coal – 0.1%
Peabody Energy Corp.	942	24

Commercial Services – 1.1%

Apollo Group, Inc., Class A *	1,000	78

Donnelley (R.R.) & Sons Co.	2,290	17

McKesson Corp.	3,789	133
Western Union (The) Co.	4,426	56
		284

Computers – 6.1%

Apple, Inc. *	2,400	252

Computer Sciences Corp. *	4,465	165

Dell, Inc. *	10,463	99

EMC Corp. of Massachusetts *	15,311	175

Hewlett-Packard Co.	12,874	413

IBM Corp.	5,072	491

Lexmark International, Inc., Class A *	1,685	28
Teradata Corp. *	1,614	26
		1,649

Cosmetics/Personal Care – 2.3%
Procter & Gamble (The) Co.	13,389	630

Diversified Financial Services – 1.1%

American Express Co.	6,970	95

Ameriprise Financial, Inc.	4,686	96

CME Group, Inc.	183	45

Nasdaq OMX Group (The), Inc. *	1,812	36

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Diversified Financial Services – 1.1% – continued
SLM Corp. *	7,088	$35
		307

Electric – 3.4%

DTE Energy Co.	5,043	140

Duke Energy Corp.	6,594	94

Edison International	5,947	171

Entergy Corp.	2,763	188

FirstEnergy Corp.	502	19

Pepco Holdings, Inc.	9,285	116

PG&E Corp.	2,319	89

Pinnacle West Capital Corp.	3,000	80
Public Service Enterprise Group, Inc.	1,000	30
		927

Electronics – 0.3%

PerkinElmer, Inc.	1,592	20
Thermo Fisher Scientific, Inc. *	1,555	56
		76

Engineering & Construction – 0.2%
Fluor Corp.	1,138	39

Food – 2.5%

Campbell Soup Co.	3,560	97

ConAgra Foods, Inc.	873	15

Kraft Foods, Inc., Class A	10,507	234

Safeway, Inc.	7,449	150
Sysco Corp.	7,826	179
		675

Gas – 0.9%

Centerpoint Energy, Inc.	5,145	54
Sempra Energy	4,058	187
		241

Hand/Machine Tools – 0.0%
Black & Decker Corp.	1	–

Healthcare – Products – 4.2%

Bard (C.R.), Inc.	1,314	105

Baxter International, Inc.	2,243	115

Boston Scientific Corp. *	2,200	17

Covidien Ltd.	900	30

Johnson & Johnson	10,974	577

Medtronic, Inc.	8,529	251

Stryker Corp.	244	8

Varian Medical Systems, Inc. *	748	23

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Healthcare – Products – 4.2% – continued
Zimmer Holdings, Inc. *	566	$21
		1,147

Healthcare – Services – 1.4%

Aetna, Inc.	2,905	71

CIGNA Corp.	977	17

Humana, Inc. *	558	14

UnitedHealth Group, Inc.	7,195	151
WellPoint, Inc. *	3,225	122
		375

Home Builders – 0.2%

Centex Corp.	652	5

D.R. Horton, Inc.	1,894	18
Pulte Homes, Inc.	2,900	32
		55

Household Products/Wares – 0.3%

Clorox Co.	1,233	63
Kimberly-Clark Corp.	600	28
		91

Insurance – 2.3%

Aflac, Inc.	2,670	52

Allstate (The) Corp.	3,177	61

AON Corp.	1,307	53

Cincinnati Financial Corp.	1,600	37

Genworth Financial, Inc., Class A	8,492	16

Hartford Financial Services Group, Inc.	1,814	14

Lincoln National Corp.	1,222	8

MetLife, Inc.	4,580	104

Prudential Financial, Inc.	2,425	46

Torchmark Corp.	1,600	42

Travelers Cos. (The), Inc.	4,400	179
Unum Group	1,692	21
		633

Internet – 2.5%

Amazon.com, Inc. *	997	73

eBay, Inc. *	8,244	104

Expedia, Inc. *	2,925	27

Google, Inc., Class A *	810	282

Symantec Corp. *	7,246	108
Yahoo!, Inc. *	5,782	74
		668

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Investment Companies – 0.1%
American Capital Ltd.	8,735	$16

Iron/Steel – 0.6%

Allegheny Technologies, Inc.	949	21

Nucor Corp.	2,679	102
United States Steel Corp.	1,449	31
		154

Leisure Time – 0.4%
Carnival Corp.	4,300	93

Machinery – Diversified – 0.3%

Flowserve Corp.	445	25

Manitowoc Co. (The), Inc.	4,131	13
Rockwell Automation, Inc.	1,908	42
		80

Media – 2.9%

Comcast Corp., Class A	20,289	277

Disney (The Walt) Co.	4,500	82

Gannett Co., Inc.	4,693	10

McGraw-Hill Cos. (The), Inc.	6,633	152

Meredith Corp.	1,440	24

News Corp., Class A	2,240	15

Time Warner Cable, Inc.	1,700	42

Time Warner, Inc.	6,770	130
Viacom, Inc., Class B *	2,586	45
		777

Mining – 0.0%
Newmont Mining Corp.	150	7

Miscellaneous Manufacturing – 4.6%

3M Co.	2,826	140

Cooper Industries Ltd., Class A	4,855	125

Danaher Corp.	600	32

Dover Corp.	5,145	136

Eastman Kodak Co.	4,895	19

General Electric Co.	45,196	457

Honeywell International, Inc.	200	6

Illinois Tool Works, Inc.	1,100	34

ITT Corp.	4,000	154

Parker Hannifin Corp.	1,050	36

Textron, Inc.	3,105	18
Tyco International Ltd.	5,060	99
		1,256

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Office/Business Equipment – 0.1%
Xerox Corp.	3,242	$15

Oil & Gas – 11.9%

Anadarko Petroleum Corp.	4,881	190

Chevron Corp.	9,300	625

ConocoPhillips	4,883	191

Diamond Offshore Drilling, Inc.	668	42

ENSCO International, Inc.	3,518	93

Exxon Mobil Corp.	20,300	1,382

Marathon Oil Corp.	3,791	100

Murphy Oil Corp.	870	39

Noble Corp.	5,755	139

Occidental Petroleum Corp.	3,977	221

Sunoco, Inc.	2,300	61

Tesoro Corp.	2,669	36
Valero Energy Corp.	6,130	110
		3,229

Oil & Gas Services – 0.9%

BJ Services Co.	3,100	31

Cameron International Corp. *	468	10

National-Oilwell Varco, Inc. *	5,456	157
Schlumberger Ltd.	1,400	57
		255

Packaging & Containers – 1.0%

Owens-Illinois, Inc. *	3,277	47

Pactiv Corp. *	9,307	136
Sealed Air Corp.	6,700	93
		276

Pharmaceuticals – 6.2%

Abbott Laboratories	4,631	221

AmerisourceBergen Corp.	2,643	86

Bristol-Myers Squibb Co.	9,227	202

Forest Laboratories, Inc. *	3,571	78

Lilly (Eli) & Co.	2,482	83

Merck & Co., Inc.	8,913	239

Pfizer, Inc.	35,345	481

Schering-Plough Corp.	4,400	104
Wyeth	4,420	190
		1,684

Real Estate Investment Trusts – 0.7%

Boston Properties, Inc.	1,032	36

Developers Diversified Realty Corp.	4,722	10

HCP, Inc.	3,523	63

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ENHANCED LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Real Estate Investment Trusts – 0.7% – continued

ProLogis	2,406	$16

Public Storage	1,194	66
Vornado Realty Trust	2	–
		191

Retail – 5.1%

Big Lots, Inc. *	1,093	23

CVS Caremark Corp.	5,888	162

Gap (The), Inc.	11,998	156

Home Depot (The), Inc.	9,700	228

Limited Brands, Inc.	7,401	64

Macy’s, Inc.	3,171	28

McDonald’s Corp.	4,600	251

RadioShack Corp.	4,814	41

Sears Holdings Corp. *	450	21
Wal-Mart Stores, Inc.	7,900	412
		1,386

Semiconductors – 2.0%

Intel Corp.	16,500	248

MEMC Electronic Materials, Inc. *	1,454	24

QLogic Corp. *	6,200	69
Texas Instruments, Inc.	12,246	202
		543

Software – 5.2%

Adobe Systems, Inc. *	2,369	51

CA, Inc.	3,058	54

Dun & Bradstreet Corp.	797	61

Fidelity National Information Services, Inc.	5,889	107

Fiserv, Inc. *	4,514	165

Microsoft Corp.	33,400	614
Oracle Corp. *	20,221	365
		1,417

Telecommunications – 5.7%

AT&T, Inc.	16,624	419

CenturyTel, Inc.	5,736	161

Cisco Systems, Inc. *	21,500	361

Embarq Corp.	500	19

Frontier Communications Corp.	11,690	84

Harris Corp.	2,409	70

QUALCOMM, Inc.	2,794	109

Qwest Communications International, Inc.	4,361	15

Sprint Nextel Corp. *	19,700	70

Verizon Communications, Inc.	6,284	190

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Telecommunications – 5.7% – continued
Windstream Corp.	5,762	$46
		1,544

Toys Games & Hobbies – 0.1%
Hasbro, Inc.	1,200	30

Transportation – 1.0%

C.H. Robinson Worldwide, Inc.	1,500	69

CSX Corp.	400	10

FedEx Corp.	2,274	101

Norfolk Southern Corp.	1,449	49
United Parcel Service, Inc., Class B	1,013	50
		279
Total Common Stocks
(Cost $33,427)		26,236

PREFERRED STOCKS – 0.2%

Banks – 0.2%
Citigroup, Inc. *	3,740	57
Total Preferred Stocks
(Cost $50)		57

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.7%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$260	$260
U.S. Treasury Bill, 0.37%, 5/14/09 (1)	210	210
Total Short-Term Investments
(Cost $470)		470

Total Investments – 98.9%
(Cost $33,947)		26,763
Other Assets less Liabilities – 1.1%		298
NET ASSETS – 100.0%		$27,061

(1)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the Enhanced Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
S&P 500 E-mini	12	$477	Long	6/09	$49

At March 31, 2009, the industry sectors (unaudited) for the Enhanced Large Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.0%
Consumer Staples	12.7
Energy	13.3
Financials	10.4
Health Care	15.1
Industrials	9.9
Information Technology	18.0
Materials	3.4
Telecommunication Services	3.8
Utilities	4.4

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Enhanced Large Cap Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$26,293	$49

Level 2	470	–

Level 3	–	–

Total	$26,763	$49

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GROWTH EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1%

Aerospace/Defense – 3.9%

L-3 Communications Holdings, Inc.	19,615	$1,330

Lockheed Martin Corp.	11,650	804

Northrop Grumman Corp.	21,562	941

Raytheon Co.	31,705	1,235
Rolls-Royce Group PLC	48,966	1,023
		5,333

Apparel – 0.5%
NIKE, Inc., Class B	15,569	730

Banks – 7.8%

Cullen/Frost Bankers, Inc.	11,291	530

Goldman Sachs Group (The), Inc.	24,875	2,637

JPMorgan Chase & Co.	103,804	2,759

Morgan Stanley	72,179	1,644

State Street Corp.	56,244	1,731
Wells Fargo & Co.	107,149	1,526
		10,827

Beverages – 1.3%

Dr Pepper Snapple Group, Inc. *	41,469	701
Pepsi Bottling Group, Inc.	48,629	1,077
		1,778

Biotechnology – 1.1%
Amgen, Inc. *	31,849	1,577

Chemicals – 0.7%
Air Products & Chemicals, Inc.	17,804	1,001

Computers – 5.7%

Dell, Inc. *	43,875	416

Hewlett-Packard Co.	77,238	2,476
IBM Corp.	51,454	4,986
		7,878

Cosmetics/Personal Care – 3.1%

Colgate-Palmolive Co.	10,881	642
Procter & Gamble (The) Co.	77,653	3,656
		4,298

Diversified Financial Services – 0.9%
Lazard Ltd., Class A	42,289	1,243

Electric – 2.8%

Entergy Corp.	15,273	1,040

FPL Group, Inc.	27,143	1,377
NRG Energy, Inc. *	83,797	1,475
		3,892

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Environmental Control – 0.8%
Waste Management, Inc.	42,960	$1,100

Food – 3.5%

General Mills, Inc.	48,683	2,428
Kroger (The) Co.	113,565	2,410
		4,838

Healthcare – Products – 4.2%

Covidien Ltd.	58,740	1,953
Johnson & Johnson	72,630	3,820
		5,773

Healthcare – Services – 1.8%

CIGNA Corp.	67,830	1,193

Quest Diagnostics, Inc.	23,772	1,128
Tenet Healthcare Corp. *	165,275	192
		2,513

Home Builders – 1.1%
Pulte Homes, Inc.	135,569	1,482

Insurance – 4.5%

ACE Ltd.	56,052	2,265

Conseco, Inc. *	1,136,909	1,046

Metlife, Inc.	65,584	1,493
Unum Group	111,443	1,393
		6,197

Iron/Steel – 0.5%
Nucor Corp.	19,199	733

IT Services – 1.4%

Accenture Ltd., Class A	42,898	1,179
Micros Systems, Inc. *	39,803	747
		1,926

Machinery – Construction & Mining – 0.6%
Joy Global, Inc.	38,447	819

Machinery – Diversified – 0.7%
Cummins, Inc.	39,312	1,000

Media – 1.8%

Disney (The Walt) Co.	62,555	1,136

Time Warner Cable, Inc.	13,641	338
Time Warner, Inc.	54,324	1,049
		2,523

Mining – 1.6%

Cia Vale do Rio Doce ADR	89,464	1,190

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Mining – 1.6% – continued
Southern Copper Corp.	57,115	$995
		2,185

Miscellaneous Manufacturing – 2.1%

Dover Corp.	30,156	795

General Electric Co.	129,556	1,310
Parker Hannifin Corp.	23,214	789
		2,894

Oil & Gas – 13.2%

Chevron Corp.	66,821	4,493

ENSCO International, Inc.	44,356	1,171

Exxon Mobil Corp.	80,131	5,457

Noble Corp.	56,787	1,368

Occidental Petroleum Corp.	39,181	2,181

Petroleo Brasileiro S.A. ADR	45,664	1,391

Talisman Energy, Inc.	106,134	1,114
Valero Energy Corp.	57,357	1,027
		18,202

Pharmaceuticals – 7.1%

Cephalon, Inc. *	19,394	1,321

Forest Laboratories, Inc. *	62,955	1,382

Lilly (Eli) & Co.	32,004	1,069

Pfizer, Inc.	110,781	1,509

Schering-Plough Corp.	114,312	2,692
Teva Pharmaceutical Industries Ltd. ADR	40,131	1,808
		9,781

Retail – 11.2%

Aeropostale, Inc. *	64,567	1,715

Best Buy Co., Inc.	41,798	1,587

GameStop Corp., Class A *	24,967	700

Gap (The), Inc.	128,271	1,666

McDonald’s Corp.	49,414	2,697

TJX Cos., Inc.	77,124	1,977
Wal-Mart Stores, Inc.	99,893	5,204
		15,546

Semiconductors – 3.9%

Applied Materials, Inc.	80,051	861

Intel Corp.	169,618	2,553

National Semiconductor Corp.	122,803	1,261
Texas Instruments, Inc.	46,840	773
		5,448

Software – 5.8%

BMC Software, Inc. *	55,380	1,828

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Software – 5.8% – continued

CA, Inc.	107,573	$1,894

Microsoft Corp.	187,614	3,447
Oracle Corp. *	47,608	860
		8,029

Telecommunications – 5.5%

AT&T, Inc.	73,428	1,850

Cisco Systems, Inc. *	99,277	1,665

Nokia OYJ ADR	71,798	838

Qwest Communications International, Inc.	326,941	1,118
Verizon Communications, Inc.	71,846	2,169
		7,640
Total Common Stocks
(Cost $179,751)		137,186

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$694	$694
Total Short-Term Investments
(Cost $694)		694

	NUMBER OF CONTRACTS	VALUE (000s)
CALL OPTIONS – 0.0%

Lehman Brothers Holdings, Inc., Exp. Date 1/16/10, Strike Price $20.00 *	375	$–
Lehman Brothers Holdings, Inc., Exp. Date 1/16/10, Strike Price $22.50 *	631	6
Total Call Options
(Premiums Paid $484)		6

Total Investments – 99.6%
(Cost $180,929)		137,886
Other Assets less Liabilities – 0.4%		491
NET ASSETS – 100.0%		$138,377

*	Non-Income Producing Security

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GROWTH EQUITY FUND continued	MARCH 31, 2009

Percentages shown are based on Net Assets.

At March 31, 2009, the Growth Equity Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	VALUE (000s)
Aeropostle, Inc.,
Exp. Date 4/20/09, Strike Price $30.00	(80)	$(3)
BMC Software, Inc.,
Exp. Date 5/15/09, Strike Price $35.00	(65)	(9)
Colgate Palmolive Co.,
Exp. Date 4/18/09, Strike Price $65.00	(23)	–
Cummins, Inc.,
Exp. Date 4/18/09, Strike Price $30.00	(115)	(3)
Entergy Corp.,
Exp. Date 4/18/09, Strike Price $75.00	(39)	(1)
Gamestop Corp.,
Exp. Date 4/18/09, Strike Price $35.00	(116)	(1)
General Electric Co.,
Exp. Date 4/20/09, Strike Price $11.00	(338)	(12)
General Electric Co.,
Exp. Date 4/20/09, Strike Price $12.00	(338)	(5)
IBM Corp.,
Exp. Date 4/20/09, Strike Price $100.00	(19)	(4)
McDonald’s Corp.,
Exp. Date 4/18/09, Strike Price $60.00	(58)	(1)
NRG Energy,
Exp. Date 4/18/09, Strike Price $22.50	(104)	(1)
Teva Pharmaceutical,
Exp. Date 4/18/09, Strike Price $50.00	(58)	(1)

Total Written Option Contracts
(Premiums Received $47)		$(41)

At March 31, 2009, the industry sectors (unaudited) for the Growth Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.0%
Consumer Staples	11.8
Energy	13.3
Financials	13.3
Health Care	14.3
Industrials	8.1
Information Technology	18.7
Materials	2.9
Telecommunication Services	3.8
Utilities	2.8

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Growth Equity Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$137,186	$(41)

Level 2	694	–

Level 3	–	6

Total	$137,880	$(35)

* Other financial instruments include futures, forwards, and options if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Balance as of 3/31/08	$–	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	–	(478)

Net Purchases (Sales)	–	484

Transfers in and/or out of Level 3	–	–

Balance as of 3/31/09	$–	$6

* Other financial instruments include futures, forwards, and options if applicable.

The amount of total unrealized loss on investments in level 3 securities still held at March 31, 2009 was $478, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 53.7%

Auto Parts & Equipment – 0.8%
Magna International, Inc., Class A	60,000	$1,605

Beverages – 3.0%

Coca-Cola (The) Co.	45,000	1,978
Pepsi Bottling Group, Inc.	200,000	4,428
		6,406

Chemicals – 0.8%
Dow Chemical (The) Co.	200,000	1,686

Computers – 3.7%

Accenture Ltd., Class A	145,000	3,986
Computer Sciences Corp. *	110,000	4,052
		8,038

Cosmetics/Personal Care – 1.0%
Procter & Gamble (The) Co.	45,000	2,119

Electrical Components & Equipment – 0.5%
Emerson Electric Co.	40,000	1,143

Food – 6.0%

B&G Food, Inc.	280,000	3,077

General Mills, Inc.	20,000	998

Kellogg Co.	55,000	2,015

Kraft Foods, Inc., Class A	180,000	4,012
SUPERVALU, Inc.	200,000	2,856
		12,958

Forest Products & Paper – 2.0%
Rayonier, Inc.	140,000	4,231

Healthcare – Products – 2.1%
Johnson & Johnson	85,000	4,471

Insurance – 4.8%

Berkshire Hathaway, Inc., Class A *	20	1,734

Chubb Corp.	100,000	4,232
Travelers Cos. (The), Inc.	105,000	4,267
		10,233

Media – 1.9%
Disney (The Walt) Co.	226,000	4,104

Mining – 1.6%
Southern Copper Corp.	195,000	3,397

Miscellaneous Manufacturing – 3.7%

3M Co.	75,000	3,729

Eaton Corp.	60,000	2,212
General Electric Co.	205,000	2,072
		8,013

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 53.7% – continued

Oil & Gas – 8.5%

ConocoPhillips	75,000	$2,937

Devon Energy Corp.	60,000	2,681

EnCana Corp.	75,000	3,046

Marathon Oil Corp.	144,000	3,786

Occidental Petroleum Corp.	75,000	4,174
Valero Energy Corp.	95,000	1,700
		18,324

Pharmaceuticals – 4.8%

AstraZeneca PLC ADR	35,000	1,241

Bristol-Myers Squibb Co.	75,000	1,644

GlaxoSmithKline PLC ADR	127,000	3,946
Pfizer, Inc.	255,000	3,473
		10,304

Real Estate Investment Trusts – 1.3%
Healthcare Realty Trust, Inc.	185,000	2,773

Retail – 3.9%

Best Buy Co., Inc.	100,000	3,796
Home Depot (The), Inc.	195,000	4,594
		8,390

Telecommunications – 3.3%

Nokia OYJ ADR	215,000	2,509
Verizon Communications, Inc.	150,000	4,530
		7,039
Total Common Stocks
(Cost $165,305)		115,234

CONVERTIBLE PREFERRED STOCKS – 10.7%

Chemicals – 1.4%
Celanese Corp., 4.25%	150,000	3,060

Pharmaceuticals – 5.5%

Mylan, Inc. of Pennsylvania, 6.50%	6,000	5,115
Schering-Plough Corp., 6.00%	32,000	6,736
		11,851

Savings & Loans – 3.8%

New York Community Capital Trust V, 6.00%	200,000	6,090
Sovereign Capital Trust IV, 4.38%	100,000	1,975
		8,065
Total Convertible Preferred Stocks
(Cost $31,969)		22,976

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 28.7%

Computers – 7.6%

CACI International, Inc., 2.13%, 5/1/14	$6,000	$5,332

Maxtor Corp., 2.38%, 8/15/12	4,500	2,835

Mentor Graphics Corp., 6.25%, 3/1/26	5,000	3,263
NetApp, Inc., 1.75%, 6/1/13 (1)(2)	6,000	4,980
		16,410

Healthcare – Services – 1.7%
LifePoint Hospitals, Inc., 3.50%, 5/15/14	5,000	3,575

Housewares – 0.3%
Newell Rubbermaid, Inc., 5.50%, 3/15/14	500	557

Insurance – 2.3%
American Equity Investment Life Holding Co., 5.25%, 12/6/24	8,000	5,000

Mining – 2.6%
Newmont Mining Corp., 1.63%, 7/15/17	5,000	5,638

Miscellaneous Manufacturing – 0.1%
Ingersoll-Rand Co. Ltd., 4.50%, 4/15/12	250	250

Oil & Gas – 3.3%

Transocean, Inc.,

1.50%, 12/15/37	5,000	4,263
1.63%, 12/15/37	3,000	2,741
		7,004

Pharmaceuticals – 2.2%
Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	5,000	4,825

Retail – 0.6%
Sonic Automotive, Inc., 4.25%, 11/30/15	5,500	1,217

Semiconductors – 2.4%

Intel Corp., 2.95%, 12/15/35	6,000	4,927

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 28.7% – continued

Semiconductors – 2.4% – continued
Teradyne, Inc., 4.50%, 3/15/14	$250	$250
		5,177

Telecommunications – 5.6%

Alaska Communications Systems Group, Inc., 5.75%, 3/1/13 (1)(2)	5,500	3,843

NII Holdings, Inc., 3.13%, 6/15/12	6,000	4,170
RF Micro Devices, Inc., 0.75%, 4/15/12	6,500	4,006
		12,019
Total Convertible Bonds
(Cost $82,602)		61,672

SHORT-TERM INVESTMENTS – 7.4%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	15,897	15,897
Total Short-Term Investments
(Cost $15,897)		15,897

Total Investments – 100.5%
(Cost $295,773)		215,779
Liabilities less Other Assets – (0.5)%		(1,076)
NET ASSETS – 100.0%		$214,703

(1)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of these restricted illiquid securities amounted to approximately $8,823,000 or 4.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Alaska Communications Systems Group, Inc., 5.75%, 3/1/13	1/20/09-3/04/09	$3,806
NetApp, Inc., 1.75%, 6/1/13	6/04/08-7/16/08	5,956

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Income Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.1%
Consumer Staples	4.3
Energy	12.7
Financials	14.0
Health Care	17.6
Industrials	6.0
Materials	9.1
Technology	16.7
Telecommunication Services	7.5

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Income Equity Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$138,210	$–

Level 2	68,746	–

Level 3	8,823	–

Total	$215,779	$–

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Balance as of 3/31/08	$–	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	(938)	–

Net Purchases (Sales)	9,761	–

Transfers in and/or out of Level 3	–	–

Balance as of 3/31/09	$8,823	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized loss on investments in level 3 securities still held at March 31, 2009 was $976, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8%

Australia – 2.6%

QBE Insurance Group Ltd.	164,135	$2,207
Telstra Corp. Ltd.	1,802,978	4,026
		6,233

Belgium – 2.0%
Anheuser-Busch InBev N.V.	177,475	4,900

Brazil – 1.9%

Cia Vale do Rio Doce ADR	163,900	2,180
Petroleo Brasileiro S.A. ADR	73,600	2,242
		4,422

Canada – 1.0%
Bombardier, Inc., Class B	1,073,300	2,504

China – 1.1%
Bank of China Ltd., Class H	8,076,000	2,679

Finland – 1.8%

Nokia OYJ	188,731	2,209
UPM-Kymmene OYJ	351,048	2,024
		4,233

France – 8.3%

Accor S.A.	55,551	1,930

Air Liquide S.A.	27,733	2,252

BNP Paribas	90,200	3,717

Peugeot S.A.	117,070	2,208

Societe Generale	61,109	2,399

Total S.A.	80,774	4,005

UBISOFT Entertainment *	122,582	2,242
Veolia Environment	51,546	1,074
		19,827

Germany – 9.4%

Allianz SE (Registered)	47,907	4,035

Deutsche Telekom A.G. (Registered)	236,961	2,947

E.ON A.G.	125,930	3,504

GEA Group A.G.	108,946	1,161

Linde A.G.	31,924	2,169

SAP A.G.	141,744	5,033
Siemens A.G. (Registered)	64,414	3,688
		22,537

Hong Kong – 1.2%
Huabao International Holdings Ltd.	3,375,000	2,792

Italy – 3.3%

Enel S.p.A.	486,550	2,333

ENI S.p.A.	187,555	3,610

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Italy – 3.3% – continued
Lottomatica S.p.A.	112,170	$1,847
		7,790

Japan – 19.0%

Chiyoda Corp.	359,000	1,946

Chubu Electric Power Co., Inc.	102,100	2,244

East Japan Railway Co.	39,400	2,048

Kawasaki Heavy Industries Ltd.	1,131,000	2,280

Kinden Corp.	201,000	1,631

Kirin Holdings Co. Ltd.	384,000	4,092

Kubota Corp.	312,000	1,712

Mitsubishi UFJ Financial Group, Inc.	1,113,300	5,463

Mitsui & Co. Ltd.	327,000	3,325

NGK Insulators Ltd.	78,000	1,215

Nomura Holdings, Inc.	442,000	2,223

Shin-Etsu Chemical Co. Ltd.	59,900	2,937

Shiseido Co. Ltd.	209,000	3,058

Sony Corp.	143,700	2,943

Sumitomo Metal Mining Co. Ltd.	227,000	2,195
Toyota Motor Corp.	188,200	6,029
		45,341

Netherlands – 4.6%

Koninklijke Ahold N.V.	195,113	2,136

Qiagen N.V. *	110,058	1,763
Royal Dutch Shell PLC, Class B (London Exchange)	327,007	7,167
		11,066

Singapore – 2.4%

CapitaLand Ltd.	2,073,000	3,187
DBS Group Holdings Ltd.	456,000	2,557
		5,744

Spain – 4.3%

Iberdrola Renovables S.A. *	285,019	1,182

Iberdrola S.A.	319,208	2,241
Telefonica S.A.	338,251	6,754
		10,177

Sweden – 1.5%
Ericsson LM, Class B	440,227	3,576

Switzerland – 12.0%

ABB Ltd. (Registered) *	239,641	3,340

ACE Ltd.	90,600	3,660

Julius Baer Holding A.G. (Registered)	60,273	1,477

Nestle S.A. (Registered)	140,652	4,756

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Switzerland – 12.0% – continued

Novartis A.G. (Registered)	140,169	$5,286

Roche Holding A.G. (Genusschein)	53,219	7,300
Syngenta A.G. (Registered)	14,596	2,932
		28,751

United Kingdom – 19.8%

Autonomy Corp. PLC *	123,886	2,321

BAE Systems PLC	571,606	2,742

BP PLC	600,157	4,016

Compass Group PLC	972,123	4,441

GlaxoSmithKline PLC	394,744	6,146

HSBC Holdings PLC	220,575	1,249

ITV PLC	3,679,055	997

National Grid PLC	268,912	2,067

QinetiQ Group PLC	667,570	1,265

Reckitt Benckiser Group PLC	67,352	2,534

Rolls-Royce Group PLC *	856,520	3,611

Royal Bank of Scotland Group PLC *	4,597,715	1,635

Royal Bank of Scotland Group PLC (Subscription Shares) *	2,033,667	–

Standard Chartered PLC	217,982	2,704

Vodafone Group PLC	3,382,619	5,909

Weir Group (The) PLC	376,304	2,229
WPP PLC	610,491	3,432
		47,298

United States – 1.6%

Covidien Ltd.	60,300	2,004
Lazard Ltd., Class A	58,600	1,723
		3,727
Total Common Stocks
(Cost $333,344) (1)		233,597

RIGHTS – 0.1%
HSBC Holdings PLC *	93,818	189
Total Rights
(Cost $–) (1)		189

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.7%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$1,687	$1,687
Total Short-Term Investments
(Cost $1,687)		1,687

Total Investments – 98.6%
(Cost $335,031)		235,473
Other Assets less Liabilities – 1.4%		3,434
NET ASSETS – 100.0%		$238,907

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the International Growth Equity Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	10.2%
Consumer Staples	9.2
Energy	9.0
Financials	17.6
Health Care	9.6
Industrials	14.8
Information Technology	6.6
Materials	8.3
Telecommunication Services	8.4
Utilities	6.3

Total	100.0%

At March 31, 2009, the International Growth Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	31.4%
British Pound	23.4
Japanese Yen	19.4
Swiss Franc	10.7
U.S. Dollar	5.0
All other currencies less than 5%	10.1

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH EQUITY FUND continued	MARCH 31, 2009

At March 31, 2009, International Growth Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (000s)
Japanese Yen	104,047	U.S. Dollar	1,059	4/1/09	$10

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the International Growth Equity Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$14,314	$–

Level 2	221,159	10

Level 3	–	–

Total	$235,473	$10

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2%

Advertising – 1.0%
Omnicom Group, Inc.	94,820	$2,219

Aerospace/Defense – 4.6%

Boeing (The) Co.	174,265	6,200
Lockheed Martin Corp.	56,575	3,906
		10,106

Banks – 6.5%

Bank of New York Mellon Corp.	201,580	5,695

Goldman Sachs Group (The), Inc.	43,310	4,592
Wells Fargo & Co.	281,695	4,011
		14,298

Beverages – 4.1%

Coca-Cola (The) Co.	103,785	4,561
PepsiCo, Inc.	86,250	4,440
		9,001

Chemicals – 1.0%
Dow Chemical (The) Co.	268,000	2,259

Computers – 1.6%
IBM Corp.	36,815	3,567

Cosmetics/Personal Care – 2.1%
Procter & Gamble (The) Co.	95,745	4,509

Diversified Financial Services – 3.4%

American Express Co.	296,000	4,035
BlackRock, Inc.	26,701	3,472
		7,507

Food – 1.9%
Kraft Foods, Inc., Class A	186,375	4,154

Forest Products & Paper – 1.8%
Weyerhaeuser Co.	142,110	3,918

Hand/Machine Tools – 1.9%
Black & Decker Corp.	133,000	4,197

Healthcare – Products – 2.5%
Johnson & Johnson	103,530	5,446

Insurance – 4.4%

Allstate (The) Corp.	340,560	6,522

Hartford Financial Services Group, Inc.	140,000	1,099
Metlife, Inc.	94,400	2,149
		9,770

IT Services – 1.9%
Telefonaktiebolaget LM Ericsson ADR	521,550	4,219

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Machinery – Diversified – 2.1%
Deere & Co.	140,010	$4,602

Media – 2.1%
McGraw-Hill Cos. (The), Inc.	200,000	4,574

Mining – 1.9%
Alcoa, Inc.	559,240	4,105

Miscellaneous Manufacturing – 4.5%

3M Co.	62,745	3,120
General Electric Co.	675,130	6,825
		9,945

Oil & Gas – 6.3%

Chevron Corp.	63,420	4,264

Exxon Mobil Corp.	89,570	6,100
Sunoco, Inc.	128,190	3,395
		13,759

Oil & Gas Services – 4.0%

Baker Hughes, Inc.	144,145	4,115
Schlumberger Ltd.	117,305	4,765
		8,880

Pharmaceuticals – 9.6%

Bristol-Myers Squibb Co.	274,325	6,013

Pfizer, Inc.	427,105	5,817

Sanofi-Aventis ADR	188,195	5,257
Wyeth	92,515	3,982
		21,069

Retail – 5.9%

Gap (The), Inc.	202,830	2,635

Home Depot (The), Inc.	243,320	5,732
Penney (J.C.) Co., Inc.	223,800	4,492
		12,859

Savings & Loans – 4.1%

Hudson City Bancorp, Inc.	287,840	3,365
New York Community Bancorp, Inc.	503,590	5,625
		8,990

Semiconductors – 7.2%

Analog Devices, Inc.	225,020	4,336

Intel Corp.	516,405	7,772
Xilinx, Inc.	198,185	3,797
		15,905

Software – 3.0%
Microsoft Corp.	362,370	6,657

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Telecommunications – 6.8%

AT&T, Inc.	139,920	$3,526

Embarq Corp.	136,185	5,155
Verizon Communications, Inc.	209,450	6,325
		15,006

Tobacco – 2.0%
Philip Morris International, Inc.	126,000	4,483
Total Common Stocks
(Cost $307,413)		216,004

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.4%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$3,062	$3,062
Total Short-Term Investments
(Cost $3,062)		3,062

Total Investments – 99.6%
(Cost $310,475)		219,066
Other Assets less Liabilities – 0.4%		846
NET ASSETS – 100.0%		$219,912

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Large Cap Value Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.0%
Consumer Staples	10.2
Energy	10.5
Financials	18.8
Health Care	12.3
Industrials	11.4
Information Technology	14.0
Materials	4.8
Telecommunication Services	7.0

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Large Cap Value Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$216,004	$–

Level 2	3,062	–

Level 3	–	–

Total	$219,066	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP GROWTH FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.9%

Aerospace/Defense – 3.0%

Elbit Systems Ltd.	20,629	$995

Goodrich Corp.	28,052	1,063
L-3 Communications Holdings, Inc.	13,351	905
		2,963

Banks – 3.2%

Credicorp Ltd.	37,936	1,777
State Street Corp.	46,643	1,436
		3,213

Beverages – 1.1%
Hansen Natural Corp. *	30,068	1,082

Biotechnology – 3.6%

Alexion Pharmaceuticals, Inc. *	29,149	1,098

Genzyme Corp. *	20,726	1,231
Myriad Genetics, Inc. *	27,286	1,240
		3,569

Chemicals – 2.1%

Airgas, Inc.	31,593	1,068
FMC Corp.	22,609	976
		2,044

Coal – 0.7%
Alpha Natural Resources, Inc. *	41,559	738

Commercial Services – 10.7%

Aaron Rents, Inc.	43,756	1,167

Alliance Data Systems Corp. *	35,245	1,302

Apollo Group, Inc., Class A *	11,884	931

FTI Consulting, Inc. *	29,584	1,464

ITT Educational Services, Inc. *	10,471	1,271

Monster Worldwide, Inc. *	108,872	887

Net 1 UEPS Technologies, Inc. *	54,033	822

SAIC, Inc. *	38,420	717

Watson Wyatt Worldwide, Inc., Class A	20,166	996
Western Union (The) Co.	78,679	989
		10,546

Computers – 2.3%

Micros Systems, Inc. *	58,852	1,104
NetApp, Inc. *	76,016	1,128
		2,232

Distribution/Wholesale – 1.4%
LKQ Corp. *	95,018	1,356

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.9% – continued

Diversified Financial Services – 1.3%
Lazard Ltd., Class A	42,480	$1,249

Electrical Components & Equipment – 1.0%
Ametek, Inc.	31,008	970

Electronics – 3.9%

Amphenol Corp., Class A	35,406	1,009

Cogent, Inc. *	129,800	1,544
FLIR Systems, Inc. *	64,435	1,320
		3,873

Engineering & Construction – 2.9%

Fluor Corp.	22,490	777

Shaw Group (The), Inc. *	49,739	1,363
URS Corp. *	18,375	743
		2,883

Environmental Control – 1.0%
Clean Harbors, Inc. *	20,855	1,001

Healthcare – Products – 5.1%

Bard (C.R.), Inc.	13,541	1,079

Gen-Probe, Inc. *	28,863	1,316

Haemonetics Corp. *	16,083	886

ResMed, Inc. *	33,290	1,176
Thoratec Corp. *	24,350	626
		5,083

Healthcare – Services – 1.9%

AMERIGROUP Corp. *	31,380	864
Quest Diagnostics, Inc.	21,263	1,010
		1,874

Home Builders – 1.2%
Pulte Homes, Inc.	107,051	1,170

Household – Products/Wares – 1.3%
Scotts Miracle-Gro (The) Co., Class A	37,976	1,318

Insurance – 1.2%
Axis Capital Holdings Ltd.	53,216	1,199

Internet – 2.0%

McAfee, Inc. *	37,390	1,252
Priceline.com, Inc. *	8,692	685
		1,937

Iron/Steel – 0.9%
Schnitzer Steel Industries, Inc., Class A	29,225	917

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.9% – continued

Lodging – 1.2%
Choice Hotels International, Inc.	47,217	$1,219

Machinery – Diversified – 3.8%

Flowserve Corp.	25,706	1,443

IDEX Corp.	47,660	1,042
Roper Industries, Inc.	29,523	1,253
		3,738

Media – 1.8%
Liberty Global, Inc., Class A *	123,392	1,797

Oil & Gas – 2.8%

Encore Acquisition Co. *	58,003	1,350
Noble Energy, Inc.	27,236	1,467
		2,817

Oil & Gas Services – 3.9%

Cameron International Corp. *	68,612	1,504

Core Laboratories N.V.	13,145	962
National-Oilwell Varco, Inc. *	48,617	1,396
		3,862

Packaging & Containers – 1.3%
Rock-Tenn Co., Class A	47,885	1,295

Pharmaceuticals – 3.9%

AmerisourceBergen Corp.	26,045	851

Cephalon, Inc. *	15,206	1,035

Express Scripts, Inc. *	21,711	1,002
Mylan, Inc. *	71,715	962
		3,850

Pipelines – 0.6%
El Paso Corp.	102,245	639

Retail – 11.7%

Advance Auto Parts, Inc.	38,585	1,585

Aeropostale, Inc. *	33,219	882

Big Lots, Inc. *	38,475	800

Burger King Holdings, Inc.	50,196	1,152

Copart, Inc. *	38,069	1,129

Dollar Tree, Inc. *	34,462	1,535

Guess?, Inc.	74,818	1,577

Ross Stores, Inc.	38,039	1,365
World Fuel Services Corp.	48,386	1,531
		11,556

Savings & Loans – 0.9%
People’s United Financial, Inc.	47,965	862

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.9% – continued

Semiconductors – 6.1%

Altera Corp.	60,353	$1,059

Broadcom Corp., Class A *	74,012	1,479

Skyworks Solutions, Inc. *	118,870	958

Varian Semiconductor Equipment Associates, Inc. *	53,266	1,154
Xilinx, Inc.	75,033	1,437
		6,087

Software – 4.8%

ANSYS, Inc. *	40,590	1,019

Quality Systems, Inc.	34,793	1,574

Red Hat, Inc. *	63,554	1,134
Sybase, Inc. *	33,900	1,027
		4,754

Telecommunications – 2.7%

Juniper Networks, Inc. *	45,507	685
NII Holdings, Inc. *	135,138	2,027
		2,712

Transportation – 1.6%
Hunt (J.B.) Transport Services, Inc.	63,546	1,532
Total Common Stocks
(Cost $92,395)		97,937

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$541	$541
Total Short-Term Investments
(Cost $541)		541

Total Investments – 99.4%
(Cost $92,936)		98,478
Other Assets less Liabilities – 0.6%		583
NET ASSETS – 100.0%		$99,061

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the industry sectors (unaudited) for the Mid Cap Growth Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	18.9%
Consumer Staples	1.1
Energy	9.8
Financials	6.7
Health Care	14.7
Industrials	17.9
Information Technology	23.1
Materials	5.7
Telecommunication Services	2.1

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Mid Cap Growth Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$97,937	$–

Level 2	541	–

Level 3	–	–

Total	$98,478	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SELECT EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.7%

Aerospace/Defense – 5.0%

Goodrich Corp.	33,300	$1,262

Lockheed Martin Corp.	19,500	1,346
Raytheon Co.	22,700	884
		3,492

Agriculture – 4.0%

Archer-Daniels-Midland Co.	41,700	1,158
Philip Morris International, Inc.	46,000	1,637
		2,795

Auto Manufacturers – 1.2%
Navistar International Corp. *	26,100	873

Banks – 2.7%

Goldman Sachs Group (The), Inc.	7,300	774

Morgan Stanley	19,400	442
State Street Corp.	22,100	680
		1,896

Biotechnology – 5.0%

Gilead Sciences, Inc. *	37,225	1,724

Millipore Corp. *	13,800	792
Myriad Genetics, Inc. *	21,700	987
		3,503

Chemicals – 3.5%

CF Industries Holdings, Inc.	11,000	782

FMC Corp.	18,500	798
Mosaic (The) Co.	21,500	903
		2,483

Commercial Services – 1.8%

Brink’s (The) Co.	26,800	709
McKesson Corp.	15,700	550
		1,259

Computers – 12.3%

Apple, Inc. *	15,900	1,671

EMC Corp. of Massachusetts *	148,600	1,694

Hewlett-Packard Co.	26,700	856

IBM Corp.	21,000	2,035

NetApp, Inc. *	85,800	1,273
Western Digital Corp. *	57,800	1,118
		8,647

Diversified Financial Services – 1.0%
CME Group, Inc.	3,000	739

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.7% – continued

Electric – 1.6%
Public Service Enterprise Group, Inc.	37,900	$1,117

Electronics – 0.6%
Avnet, Inc. *	24,600	431

Engineering & Construction – 0.9%
Fluor Corp.	18,800	650

Food – 2.9%

Kroger (The) Co.	28,600	607
Sysco Corp.	63,900	1,457
		2,064

Healthcare – Products – 2.1%

Baxter International, Inc.	12,500	640
Gen-Probe, Inc. *	19,200	875
		1,515

Healthcare – Services – 3.2%

UnitedHealth Group, Inc.	41,500	869
WellPoint, Inc. *	35,700	1,355
		2,224

Household Products/Wares – 0.8%
Kimberly-Clark Corp.	12,900	595

Internet – 5.9%

Amazon.com, Inc. *	21,200	1,557
Google, Inc., Class A *	7,500	2,610
		4,167

Media – 2.3%
DIRECTV Group (The), Inc. *	70,200	1,600

Mining – 2.0%

Goldcorp, Inc.	21,600	719
Kinross Gold Corp.	39,100	699
		1,418

Oil & Gas – 9.4%

Anadarko Petroleum Corp.	26,300	1,023

Exxon Mobil Corp.	27,800	1,893

Noble Energy, Inc.	18,400	991

Occidental Petroleum Corp.	30,500	1,697

Transocean Ltd. *	12,200	718
Valero Energy Corp.	16,000	287
		6,609

Oil & Gas Services – 1.0%
National-Oilwell Varco, Inc. *	25,800	741

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.7% – continued

Pharmaceuticals – 2.4%

Abbott Laboratories	25,800	$1,231
Cephalon, Inc. *	6,400	436
		1,667

Retail – 7.8%

Gap (The), Inc.	38,600	501

Kohl’s Corp. *	27,800	1,176

McDonald’s Corp.	10,460	571

TJX Cos., Inc.	32,800	841
Wal-Mart Stores, Inc.	46,000	2,397
		5,486

Semiconductors – 7.1%

Altera Corp.	61,600	1,081

Broadcom Corp., Class A *	63,300	1,265

Intel Corp.	57,800	870

National Semiconductor Corp.	50,300	517
Xilinx, Inc.	66,100	1,266
		4,999

Software – 5.4%

CA, Inc.	45,000	792

Check Point Software Technologies *	19,100	424

Microsoft Corp.	86,400	1,587
Oracle Corp.*	57,200	1,034
		3,837

Telecommunications – 6.0%

China Mobile Ltd. ADR	18,800	818

Cisco Systems, Inc. *	92,000	1,543

Juniper Networks, Inc. *	53,300	803

NII Holdings, Inc. *	44,100	662
Sprint Nextel Corp. *	113,300	404
		4,230

Transportation – 1.8%
United Parcel Service, Inc., Class B	26,300	1,295
Total Common Stocks
(Cost $75,180)		70,332

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$60	$60
Total Short-Term Investments
(Cost $60)		60

Total Investments – 99.8%
(Cost $75,240)		70,392
Other Assets less Liabilities – 0.2%		147
NET ASSETS – 100.0%		$70,539

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Select Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.9%
Consumer Staples	11.2
Energy	10.5
Financials	3.7
Health Care	13.4
Industrials	10.0
Information Technology	32.5
Materials	5.5
Telecommunication Services	2.7
Utilities	1.6

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SELECT EQUITY FUND continued	MARCH 31, 2009

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Select Equity Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$70,332	$–

Level 2	60	–

Level 3	–	–

Total	$70,392	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0%

Aerospace/Defense – 1.5%

Curtiss-Wright Corp.	8,320	$233
Elbit Systems Ltd.	4,125	199
		432

Apparel – 1.5%
Warnaco Group (The), Inc. *	17,860	429

Banks – 0.8%
SVB Financial Group *	11,935	239

Beverages – 0.8%
Central European Distribution Corp. *	22,370	241

Biotechnology – 5.6%

Affymax, Inc. *	7,580	122

Alexion Pharmaceuticals, Inc. *	9,919	374

AMAG Pharmaceuticals, Inc. *	3,270	120

Enzon Pharmaceuticals, Inc. *	30,494	185

InterMune, Inc. *	6,320	104

Myriad Genetics, Inc. *	8,560	389
OSI Pharmaceuticals, Inc. *	8,689	333
		1,627

Coal – 0.8%
Alpha Natural Resources, Inc. *	13,238	235

Commercial Services – 8.5%

Aaron Rents, Inc.	11,400	304

American Public Education, Inc. *	4,425	186

Dollar Financial Corp. *	19,485	186

FTI Consulting, Inc. *	5,729	284

HMS Holdings Corp. *	3,715	122

Monro Muffler Brake, Inc.	9,930	271

Monster Worldwide, Inc. *	30,055	245

Navigant Consulting, Inc. *	24,734	323

Net 1 UEPS Technologies, Inc. *	23,354	355
Watson Wyatt Worldwide, Inc., Class A	4,025	199
		2,475

Computers – 1.0%
Synaptics, Inc. *	11,325	303

Cosmetics/Personal Care – 0.9%
Chattem, Inc. *	4,841	271

Distribution/Wholesale – 1.9%

Beacon Roofing Supply, Inc. *	19,936	267
Owens & Minor, Inc.	8,901	295
		562

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Diversified Financial Services – 1.8%

Lazard Ltd., Class A	8,715	$256
Stifel Financial Corp. *	6,155	267
		523

Electronics – 3.6%

Cogent, Inc. *	27,223	324

Dionex Corp. *	5,366	253

OSI Systems, Inc. *	15,870	242
Plexus Corp. *	15,745	218
		1,037

Engineering & Construction – 2.3%

MYR Group, Inc. *	10,650	163

Sterling Construction Co., Inc. *	10,611	189
URS Corp. *	8,241	333
		685

Entertainment – 0.7%
National CineMedia, Inc.	15,945	210

Environmental Control – 2.1%

Calgon Carbon Corp. *	18,652	264
Waste Connections, Inc. *	13,909	358
		622

Food – 0.6%
Flowers Foods, Inc.	7,442	175

Hand/Machine Tools – 1.1%
Regal-Beloit Corp.	10,639	326

Healthcare – Products – 8.5%

American Medical Systems Holdings, Inc. *	18,713	208

Gen-Probe, Inc. *	4,300	196

Haemonetics Corp. *	5,971	329

ICU Medical, Inc. *	5,998	193

Immucor, Inc. *	11,265	283

ResMed, Inc. *	6,990	247

STERIS Corp.	13,643	317

Techne Corp.	4,660	255

Thoratec Corp. *	9,568	246
Vnus Medical Technologies, Inc. *	9,905	211
		2,485

Healthcare – Services – 1.5%

Alliance HealthCare Services, Inc *	27,105	184
AMERIGROUP Corp. *	8,890	245
		429

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Home Builders – 0.9%
Pulte Homes, Inc.	24,325	$266

Insurance – 0.7%
Navigators Group, Inc. *	4,045	191

Internet – 5.9%

AsiaInfo Holdings, Inc. *	14,967	252

Blue Coat Systems, Inc. *	18,605	224

Gmarket, Inc. ADR *	16,118	265

j2 Global Communications, Inc. *	13,750	301

NetFlix, Inc. *	3,267	140

Perfect World Co. Ltd. ADR *	19,436	273
TIBCO Software, Inc. *	45,727	268
		1,723

Iron/Steel – 0.9%
Schnitzer Steel Industries, Inc., Class A	8,405	264

Lodging – 0.9%
Choice Hotels International, Inc.	9,975	257

Machinery – Diversified – 2.7%

Flowserve Corp.	4,420	248

IDEX Corp.	11,672	255
Wabtec Corp.	10,220	270
		773

Mining – 0.8%
Compass Minerals International, Inc.	4,065	229

Miscellaneous Manufacturing – 1.1%

Acuity Brands, Inc.	7,660	173
AZZ, Inc. *	5,167	136
		309

Oil & Gas – 2.0%

Encore Acquisition Co. *	15,410	359
EXCO Resources, Inc. *	23,424	234
		593

Oil & Gas Services – 1.7%

Core Laboratories N.V.	3,860	282
NATCO Group, Inc., Class A *	10,750	204
		486

Packaging & Containers – 0.9%
Rock-Tenn Co., Class A	10,150	274

Pharmaceuticals – 5.4%

Alkermes, Inc. *	24,689	300

Allos Therapeutics, Inc. *	21,214	131

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Pharmaceuticals – 5.4% – continued

Auxilium Pharmaceuticals, Inc. *	2,785	$77

Catalyst Health Solutions, Inc. *	13,905	276

Cypress Bioscience, Inc. *	27,027	192

Isis Pharmaceuticals, Inc. *	16,396	246

Onyx Pharmaceuticals, Inc. *	8,690	248
Theravance, Inc.*	6,085	103
		1,573

Real Estate Investment Trusts – 1.3%

Capstead Mortgage Corp.	18,054	194
Digital Realty Trust, Inc.	5,981	198
		392

Retail – 8.0%

Aeropostale, Inc. *	12,211	324

Big Lots, Inc. *	9,375	195

CEC Entertainment, Inc. *	14,223	368

Children’s Place Retail Stores (The), Inc. *	14,443	316

Copart, Inc. *	4,580	136

Cracker Barrel Old Country Store, Inc.	7,070	202

Guess?, Inc.	14,078	297

Texas Roadhouse, Inc., Class A *	18,810	179
World Fuel Services Corp.	10,268	325
		2,342

Semiconductors – 4.8%

IXYS Corp.	38,076	307

MKS Instruments, Inc. *	15,249	224

Silicon Laboratories, Inc. *	9,554	252

Skyworks Solutions, Inc. *	45,950	370
Ultratech, Inc. *	19,335	242
		1,395

Software – 7.4%

ANSYS, Inc. *	10,585	266

Computer Programs & Systems, Inc.	6,400	213

Informatica Corp. *	23,848	316

Quality Systems, Inc.	6,480	293

Seachange International, Inc. *	46,758	268

Sybase, Inc. *	11,895	360

Synchronoss Technologies, Inc. *	18,825	231
Wind River Systems, Inc. *	34,370	220
		2,167

Telecommunications – 3.6%

Harmonic, Inc. *	42,140	274

NII Holdings, Inc. *	23,375	351

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

`	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Telecommunications – 3.6% – continued

NTELOS Holdings Corp.	7,900	$143
Starent Networks Corp.*	18,524	293
		1,061

Transportation – 2.5%

Genesee & Wyoming, Inc., Class A*	11,095	236

Landstar System, Inc.	9,415	315
Overseas Shipholding Group, Inc.	7,745	175
		726
Total Common Stocks
(Cost $28,828)		28,327

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.5%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$439	$439
Total Short-Term Investments
(Cost $439)		439

Total Investments – 98.5%
(Cost $29,267)		28,766
Other Assets less Liabilities – 1.5%		440
NET ASSETS – 100.0%		$29,206

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Small Cap Growth Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.9%
Consumer Staples	2.4
Energy	6.4
Financials	5.4
Health Care	24.8
Industrials	17.3
Information Technology	24.5
Materials	3.6
Telecommunication Services	1.7

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Small Cap Growth Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$28,327	$–

Level 2	439	–

Level 3	–	–

Total	$28,766	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3%

Aerospace/Defense – 1.4%

AAR Corp. *	23,900	$300

Cubic Corp.	67,037	1,698

Ducommun, Inc.	33,331	484

Esterline Technologies Corp. *	145,020	2,928

Heico Corp.	8,299	202

Herley Industries, Inc. *	26,651	319

Moog, Inc., Class A *	184,561	4,221

National Presto Industries, Inc.	2,900	177
Triumph Group, Inc.	54,747	2,091
		12,420

Agriculture – 0.1%

Alliance One International, Inc. *	25,764	99

Griffin Land & Nurseries, Inc.	3,206	112
Universal Corp. of Virginia	33,181	993
		1,204

Airlines – 0.6%
Skywest, Inc.	434,970	5,411

Apparel – 0.9%

Columbia Sportswear Co.	99,731	2,984

G-III Apparel Group Ltd. *	5,000	28

Iconix Brand Group, Inc. *	78,270	693

K-Swiss, Inc., Class A	42,426	362

Lacrosse Footwear, Inc.	550	4

Maidenform Brands, Inc. *	3,400	31

Oxford Industries, Inc.	117,087	722

Skechers U.S.A., Inc., Class A *	205,164	1,368

Timberland (The) Co., Class A *	105,150	1,256
Warnaco Group (The), Inc. *	20,373	489
		7,937

Auto Manufacturers – 0.1%

Force Protection, Inc. *	30,166	145

Oshkosh Truck Corp.	34,700	234
Wabash National Corp.	143,100	176
		555

Auto Parts & Equipment – 0.5%

American Axle & Manufacturing Holdings, Inc.	197,860	261

ATC Technology Corp. *	151,988	1,702

Cooper Tire & Rubber Co.	112,100	453

Dorman Products, Inc. *	23,527	220

Exide Technologies *	59,884	180

Fuel Systems Solutions, Inc. *	7,500	101

Modine Manufacturing Co.	135,400	338

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Auto Parts & Equipment – 0.5% – continued

Spartan Motors, Inc.	5,946	$24

Superior Industries International, Inc.	85,809	1,017

Titan International, Inc.	8,600	43
Wonder Auto Technology, Inc. *	3,800	14
		4,353

Banks – 11.6%

Ameris Bancorp	59,517	280

Bancfirst Corp.	20,906	761

Bancorp Rhode Island, Inc.	200	4

BancorpSouth, Inc.	206,485	4,303

Bank Mutual Corp.	137,486	1,246

Bank of the Ozarks, Inc.	19,614	453

Capital City Bank Group, Inc.	18,445	211

Capital Bancorp Ltd.	82,508	342

Cathay General Bancorp	117,395	1,224

Chemical Financial Corp.	165,213	3,438

City Holding Co.	34,462	940

CoBiz Financial, Inc.	29,014	152

Columbia Banking System, Inc.	39,257	251

Community Bank System, Inc.	247,550	4,146

Community Trust Bancorp, Inc.	91,251	2,441

Enterprise Financial Services Corp.	28,097	274

Farmers Capital Bank Corp.	16,177	254

First Bancorp of North Carolina	18,720	224

First Bancorp of Puerto Rico	190,516	812

First Busey Corp.	54,022	419

First Commonwealth Financial Corp.	543,620	4,822

First Community Bancshares, Inc. of Virginia	62,951	735

First Financial Bancorp	109,860	1,047

First Financial Corp. of Indiana	59,600	2,199

First Merchants Corp.	146,388	1,580

First Midwest Bancorp, Inc.	97,259	835

FirstMerit Corp.	337,644	6,145

FNB Corp. of Pennsylvania	317,133	2,432

Glacier Bancorp, Inc.	44,040	692

Harleysville National Corp.	69,906	424

Heartland Financial USA, Inc.	35,353	479

Heritage Commerce Corp.	35,397	186

Home Bancshares, Inc.	5,860	117

Iberiabank Corp.	68,563	3,150

Independent Bank Corp. of Massachusetts	47,744	704

International Bancshares Corp.	125,001	975

Lakeland Bancorp, Inc.	110,637	888

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Banks – 11.6% – continued

Lakeland Financial Corp.	35,513	$682

MainSource Financial Group, Inc.	83,980	675

MB Financial, Inc.	183,949	2,502

Nara Bancorp, Inc.	71,974	212

National Penn Bancshares, Inc.	463,428	3,846

NBT Bancorp, Inc.	87,762	1,899

Old National Bancorp of Indiana	364,526	4,072

Old Second Bancorp, Inc.	2,096	13

Oriental Financial Group, Inc.	13,472	66

Peoples Bancorp, Inc. of Ohio	67,076	871

Pinnacle Financial Partners, Inc. *	46,207	1,096

Prosperity Bancshares, Inc.	188,619	5,159

Renasant Corp.	62,967	791

Republic Bancorp, Inc. of Kentucky, Class A	1,800	34

S & T Bancorp, Inc.	45,045	955

SCBT Financial Corp.	30,429	636

Simmons First National Corp., Class A	143,667	3,619

Southwest Bancorp, Inc. of Oklahoma	68,574	643

StellarOne Corp.	68,413	815

Sterling Bancshares, Inc. of Texas	270,633	1,770

Susquehanna Bancshares, Inc.	203,056	1,895

Texas Capital Bancshares, Inc. *	63,603	716

Trico Bancshares	44,036	737

Trustmark Corp.	341,715	6,281

UCBH Holdings, Inc.	529,583	800

UMB Financial Corp.	169,746	7,213

Umpqua Holdings Corp.	33,600	304

Union Bankshares Corp. of Virginia	54,611	756

United Bankshares, Inc.	74,380	1,282

Univest Corp. of Pennsylvania	44,521	779

Washington Trust Bancorp, Inc.	43,045	699

WesBanco, Inc.	26,512	605

Whitney Holding Corp.	145,863	1,670

Wilshire Bancorp, Inc.	91,987	475

Wintrust Financial Corp.	23,532	289
Yadkin Valley Financial Corp.	17,416	130
		104,572

Biotechnology – 0.3%

Bio-Rad Laboratories, Inc., Class A *	15,653	1,031

Emergent Biosolutions, Inc. *	31,888	431
Martek Biosciences Corp.	48,938	893
		2,355

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Building Materials – 1.0%

Apogee Enterprises, Inc.	30,893	$339

Comfort Systems USA, Inc.	39,344	408

Drew Industries, Inc. *	29,722	258

Gibraltar Industries, Inc.	112,365	530

Interline Brands, Inc. *	93,420	788

LSI Industries, Inc.	110,228	570

Quanex Building Products Corp.	149,437	1,136

Simpson Manufacturing Co., Inc.	140,662	2,535

Texas Industries, Inc.	15,400	385

Trex Co., Inc. *	7,300	56
Universal Forest Products, Inc.	77,767	2,069
		9,074

Chemicals – 2.8%

Aceto Corp.	10,242	61

Arch Chemicals, Inc.	186,179	3,530

Cabot Corp.	18,941	199

Cytec Industries, Inc.	29,504	443

Fuller (H.B.) Co.	406,870	5,289

Innophos Holdings, Inc.	15,100	170

Innospec, Inc.	84,254	318

Minerals Technologies, Inc.	36,659	1,175

NewMarket Corp.	13,240	587

Penford Corp.	24,258	88

PolyOne Corp. *	279,019	645

Rockwood Holdings, Inc. *	114,471	909

Schulman (A.), Inc.	159,423	2,160

Sensient Technologies Corp.	330,209	7,760

Spartech Corp.	75,718	186

Symyx Technologies, Inc. *	126,400	562

Westlake Chemical Corp.	87,902	1,286
Zoltek Cos., Inc. *	12,756	87
		25,455

Commercial Services – 3.7%

Aaron Rents, Inc.	48,372	1,290

ABM Industries, Inc.	81,591	1,338

Albany Molecular Research, Inc. *	60,134	567

AMN Healthcare Services, Inc. *	8,355	43

CDI Corp.	48,636	473

ChinaCast Education Corp. *	2,915	10

Cross Country Healthcare, Inc. *	165,532	1,084

Electro Rent Corp.	75,116	724

Emergency Medical Services Corp., Class A *	41,793	1,312

First Advantage Corp., Class A *	78,696	1,084

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Commercial Services – 3.7% – continued

Heidrick & Struggles International, Inc.	56,053	$994

Interactive Data Corp.	48,185	1,198

Jackson Hewitt Tax Service, Inc.	35,882	187

Kelly Services, Inc., Class A	66,899	539

Kenexa Corp. *	40,711	219

Kforce, Inc. *	65,430	460

Korn/Ferry International *	85,709	777

MAXIMUS, Inc.	24,043	958

Monro Muffler, Inc.	21,342	583

MPS Group, Inc. *	872,317	5,190

On Assignment, Inc. *	47,621	129

PHH Corp. *	127,651	1,793

Rent-A-Center, Inc. *	344,792	6,679

Spherion Corp. *	244,490	509

Stewart Enterprises, Inc., Class A	500,797	1,623

United Rentals, Inc. *	146,893	618

Viad Corp.	73,729	1,041

Volt Information Sciences, Inc. *	40,677	271
Watson Wyatt Worldwide, Inc., Class A	37,760	1,864
		33,557

Computers – 2.2%

Agilysys, Inc.	202,046	869

CACI International, Inc., Class A *	133,065	4,855

CIBER, Inc. *	156,251	426

Cray, Inc. *	234,297	820

Electronics for Imaging, Inc. *	142,870	1,400

Imation Corp.	91,086	697

Insight Enterprises, Inc. *	254,236	778

Mentor Graphics Corp. *	142,728	634

MTS Systems Corp.	34,330	781

Ness Technologies, Inc. *	127,359	376
Perot Systems Corp., Class A *	609,602	7,852
		19,488

Cosmetics/Personal Care – 0.0%
Elizabeth Arden, Inc. *	26,806	156

Distribution/Wholesale – 0.9%

Brightpoint, Inc. *	157,580	674

Core-Mark Holding Co., Inc. *	22,696	413

Owens & Minor, Inc.	27,402	908

School Specialty, Inc. *	71,208	1,253

Tech Data Corp. *	59,774	1,302
United Stationers, Inc. *	123,043	3,455
		8,005

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Diversified Financial Services – 1.7%

Advanta Corp., Class B	341,115	$225

Affiliated Managers Group, Inc. *	22,800	951

Encore Capital Group, Inc. *	46,767	212

Financial Federal Corp.	148,323	3,141

GFI Group, Inc.	66,200	212

Investment Technology Group, Inc. *	24,300	620

Janus Capital Group, Inc.	89,200	593

Knight Capital Group, Inc., Class A *	281,216	4,145

Nelnet, Inc., Class A *	24,500	217

Ocwen Financial Corp. *	198,076	2,264

Penson Worldwide, Inc. *	59,700	384

Portfolio Recovery Associates, Inc. *	4,200	113

Stifel Financial Corp. *	29,764	1,289

Student Loan Corp.	300	13

SWS Group, Inc.	85,499	1,328
World Acceptance Corp. *	6,300	108
		15,815

Electric – 3.9%

Allete, Inc.	77,940	2,080

Avista Corp.	145,044	1,999

Central Vermont Public Service Corp.	129,249	2,236

CH Energy Group, Inc.	46,372	2,175

Cleco Corp.	98,436	2,135

El Paso Electric Co. *	179,085	2,523

Empire District Electric (The) Co.	65,034	939

Idacorp, Inc.	154,203	3,602

MGE Energy, Inc.	22,525	707

NorthWestern Corp.	20,479	440

Otter Tail Corp.	82,303	1,815

Pike Electric Corp. *	24,670	228

Portland General Electric Co.	255,684	4,497

Unisource Energy Corp.	183,156	5,163
Westar Energy, Inc.	284,869	4,994
		35,533

Electrical Components & Equipment – 0.7%

Belden, Inc.	130,917	1,638

Encore Wire Corp.	178,316	3,821

EnerSys *	11,700	142

Harbin Electric, Inc. *	1,703	11

Insteel Industries, Inc.	17,510	122
Littelfuse, Inc. *	27,975	307
		6,041

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Electronics – 3.6%

Analogic Corp.	58,811	$1,883

Bel Fuse, Inc., Class B	61,887	832

Benchmark Electronics, Inc. *	176,818	1,980

Brady Corp., Class A	156,603	2,761

Checkpoint Systems, Inc. *	167,323	1,501

Coherent, Inc. *	63,295	1,092

CTS Corp.	329,284	1,189

Cymer, Inc. *	157,206	3,499

FEI Co. *	119,928	1,850

LaBarge, Inc. *	13,800	115

Multi-Fineline Electronix, Inc. *	59,728	1,006

Newport Corp. *	143,736	635

OSI Systems, Inc. *	44,737	683

Park Electrochemical Corp.	55,428	958

Plexus Corp. *	83,067	1,148

Rofin-Sinar Technologies, Inc. *	59,407	958

Rogers Corp. *	72,450	1,368

Stoneridge, Inc. *	72,198	152

Technitrol, Inc.	109,978	188

TTM Technologies, Inc. *	369,431	2,143

Varian, Inc. *	41,993	997

Watts Water Technologies, Inc., Class A	274,431	5,368
Zygo Corp. *	53,591	246
		32,552

Engineering & Construction – 0.7%

Dycom Industries, Inc. *	126,961	735

EMCOR Group, Inc. *	182,463	3,133

Granite Construction, Inc.	64,795	2,429
Layne Christensen Co. *	7,800	125
		6,422

Entertainment – 0.7%

Bluegreen Corp. *	62,428	109

Churchill Downs, Inc.	100,251	3,014

Speedway Motorsports, Inc.	271,162	3,205
Vail Resorts, Inc. *	17,400	355
		6,683

Food – 3.0%

Flowers Foods, Inc.	144,585	3,395

Hain Celestial Group (The), Inc. *	199,010	2,834

Imperial Sugar Co.	96,630	695

Ingles Markets, Inc., Class A	22,722	339

J & J Snack Foods Corp.	21,709	751

Lancaster Colony Corp.	16,933	702

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Food – 3.0% – continued

Lance, Inc.	72,466	$1,509

Nash Finch Co.	44,537	1,251

Ralcorp Holdings, Inc. *	51,061	2,751

Ruddick Corp.	286,496	6,432

Sanderson Farms, Inc.	50,000	1,877

Spartan Stores, Inc.	6,300	97
Weis Markets, Inc.	151,601	4,706
		27,339

Forest Products & Paper – 0.2%

Buckeye Technologies, Inc. *	107,915	230

Glatfelter	150,200	937

Neenah Paper, Inc.	45,181	164

Potlatch Corp.	15,181	352
Schweitzer-Mauduit International, Inc.	8,627	159
		1,842

Gas – 2.8%

Laclede Group (The), Inc.	50,017	1,950

Nicor, Inc.	50,833	1,689

Northwest Natural Gas Co.	75,376	3,273

Piedmont Natural Gas Co., Inc.	123,736	3,203

South Jersey Industries, Inc.	97,733	3,421

Southwest Gas Corp.	229,037	4,826
WGL Holdings, Inc.	208,157	6,827
		25,189

Hand/Machine Tools – 0.8%

Kennametal, Inc.	34,000	551
Regal-Beloit Corp.	227,771	6,979
		7,530

Healthcare – Products – 0.9%

Angiodynamics, Inc. *	16,412	184

Cantel Medical Corp. *	41,811	538

Conmed Corp. *	199,112	2,869

Cooper (The) Cos., Inc.	27,266	721

Greatbatch, Inc. *	106,795	2,067

Home Diagnostics, Inc. *	1,120	6

ICU Medical, Inc. *	21,166	680

Invacare Corp.	47,737	765

Medical Action Industries, Inc. *	3,104	26

STERIS Corp.	11,304	263

Symmetry Medical, Inc. *	8,100	51
Zoll Medical Corp. *	7,700	111
		8,281

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Healthcare – Services – 3.4%

American Dental Partners, Inc. *	1,900	$13

AMERIGROUP Corp. *	316,191	8,708

Amsurg Corp. *	113,908	1,805

Assisted Living Concepts, Inc., Class A *	1,300	18

Capital Senior Living Corp. *	3,800	9

Centene Corp. *	77,574	1,398

Gentiva Health Services, Inc. *	60,481	919

Healthsouth Corp. *	130,920	1,163

Healthspring, Inc. *	167,051	1,398

Healthways, Inc. *	14,016	123

Kindred Healthcare, Inc. *	190,550	2,849

LifePoint Hospitals, Inc. *	215,000	4,485

Medcath Corp. *	45,133	328

Molina Healthcare, Inc. *	96,156	1,829

Odyssey HealthCare, Inc. *	100,108	971

RehabCare Group, Inc. *	31,390	547

Res-Care, Inc. *	173,074	2,520

Sunrise Senior Living, Inc. *	419,200	285

Triple-S Management Corp., Class B *	87,583	1,079
WellCare Health Plans, Inc. *	8,850	99
		30,546

Holding Companies – Diversified – 0.1%
Compass Diversified Holdings	67,354	601

Home Builders – 0.0%
Cavco Industries, Inc. *	1,900	45

Home Furnishings – 0.3%

American Woodmark Corp.	40,200	706

Ethan Allen Interiors, Inc.	71,286	803

Hooker Furniture Corp.	2,045	17

La-Z-Boy, Inc.	314,400	393
Tempur-Pedic International, Inc.	126,712	925
		2,844

Household – Products/Wares – 0.9%

American Greetings Corp., Class A	175,263	887

Blyth, Inc.	38,953	1,018

Central Garden and Pet Co., Class A *	40,373	304

CSS Industries, Inc.	24,402	415

Ennis, Inc.	188,580	1,671

Helen of Troy Ltd. *	7,800	107

Jarden Corp. *	184,779	2,341

Prestige Brands Holdings, Inc. *	156,065	808

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Household Products/Wares – 0.9% – continued
Tupperware Brands Corp.	17,795	$302
		7,853

Insurance – 7.6%

AMBAC Financial Group, Inc.	625,000	488

American Equity Investment Life Holding Co.	47,640	198

American Physicians Capital, Inc.	52,119	2,133

American Physicians Service Group, Inc.	404	8

Amerisafe, Inc. *	48,008	735

Argo Group International Holdings Ltd. *	50,517	1,522

Baldwin & Lyons, Inc., Class B	12,307	233

Citizens, Inc. of Texas *	46,500	338

CNA Surety Corp. *	268,576	4,953

Crawford & Co., Class B *	44,417	298

Delphi Financial Group, Inc., Class A	170,748	2,298

Donegal Group, Inc., Class A	101,594	1,562

EMC Insurance Group, Inc.	58,196	1,226

FBL Financial Group, Inc., Class A	169,851	705

First Mercury Financial Corp. *	3,000	43

FPIC Insurance Group, Inc. *	54,522	2,019

Hallmark Financial Services, Inc. *	4,423	31

Harleysville Group, Inc.	162,237	5,161

Horace Mann Educators Corp.	327,767	2,743

Infinity Property & Casualty Corp.	106,035	3,598

IPC Holdings Ltd.	26,200	708

Meadowbrook Insurance Group, Inc.	155,271	947

Mercer Insurance Group, Inc.	790	11

Montpelier Re Holdings Ltd.	51,100	662

Navigators Group, Inc. *	112,533	5,309

Odyssey Re Holdings Corp.	99,504	3,774

Phoenix Companies (The), Inc.	278,872	326

Platinum Underwriters Holdings Ltd.	26,600	754

ProAssurance Corp. *	174,600	8,140

RLI Corp.	48,000	2,410

Safety Insurance Group, Inc.	46,735	1,453

SeaBright Insurance Holdings, Inc. *	106,973	1,119

Selective Insurance Group, Inc.	250,821	3,050

State Auto Financial Corp.	112,248	1,976

United America Indemnity Ltd., Class A *	74,647	300

United Fire & Casualty Co.	170,699	3,749

Willis Group Holdings Ltd.	11,785	259
Zenith National Insurance Corp.	138,388	3,337
		68,576

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Internet – 1.2%

Avocent Corp. *	201,725	$2,449

DealerTrack Holdings, Inc. *	100,289	1,314

Infospace, Inc. *	93,300	485

PC-Tel, Inc.	38,751	167

RealNetworks, Inc. *	311,204	725

SonicWALL, Inc. *	145,698	650

TIBCO Software, Inc. *	669,003	3,927

United Online, Inc.	108,753	485
Vignette Corp. *	125,041	835
		11,037

Investment Companies – 0.3%

Apollo Investment Corp.	125,000	435

Hercules Technology Growth Capital, Inc.	142,561	712

MVC Capital, Inc.	127,056	1,068

Patriot Capital Funding, Inc.	6,137	11
Prospect Capital Corp.	83,400	711
		2,937

Iron/Steel – 0.4%

AK Steel Holding Corp.	149,500	1,064

Carpenter Technology Corp.	24,800	350

Olympic Steel, Inc.	3,200	49

Reliance Steel & Aluminum Co.	34,300	903

Schnitzer Steel Industries, Inc., Class A	18,775	589

Steel Dynamics, Inc.	85,100	750
Universal Stainless & Alloy *	21,671	210
		3,915

Leisure Time – 0.3%

Callaway Golf Co.	325,759	2,339
Life Time Fitness, Inc. *	18,600	234
		2,573

Lodging – 0.2%

Gaylord Entertainment Co. *	55,561	463
Marcus Corp.	203,772	1,732
		2,195

Machinery – Diversified – 0.8%

Albany International Corp., Class A	67,654	612

Briggs & Stratton Corp.	119,580	1,973

Cascade Corp.	62,402	1,100

Chart Industries, Inc. *	15,811	125

Cognex Corp.	87,344	1,166

Columbus McKinnon Corp. of New York *	16,737	146

Gerber Scientific, Inc. *	71,621	171

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Machinery – Diversified – 0.8% – continued

Intevac, Inc. *	128,710	$671

NACCO Industries, Inc., Class A	27,987	761
Tennant Co.	6,735	63
		6,788

Media – 0.6%

Courier Corp.	14,677	223

Cox Radio, Inc., Class A *	185,974	762

DG FastChannel, Inc. *	19,771	371

Entercom Communications Corp., Class A	178,500	196

Entravision Communications Corp., Class A *	698,903	182

Hearst-Argyle Television, Inc.	167,564	697

Journal Communications, Inc., Class A	353,205	265

Playboy Enterprises, Inc., Class B *	95,637	188

Scholastic Corp.	145,961	2,200
Westwood One, Inc. *	402,400	24
		5,108

Metal Fabrication/Hardware – 1.0%

Castle (A.M.) & Co.	51,883	463

CIRCOR International, Inc.	93,532	2,106

Dynamic Materials Corp.	5,600	51

Haynes International, Inc. *	2,600	46

Mueller Industries, Inc.	77,485	1,681

Northwest Pipe Co. *	14,936	425
Worthington Industries, Inc.	495,002	4,312
		9,084

Mining – 1.0%

Brush Engineered Materials, Inc. *	60,299	836

Coeur D’alene Mines Corp. *	1,209,066	1,136

Compass Minerals International, Inc.	103,506	5,835

Hecla Mining Co. *	273,000	546
RTI International Metals, Inc. *	92,459	1,082
		9,435

Miscellaneous Manufacturing – 1.9%

American Railcar Industries, Inc.	4,266	32

Ameron International Corp.	66,456	3,499

Barnes Group, Inc.	113,170	1,210

Ceradyne, Inc. *	87,269	1,582

EnPro Industries, Inc. *	63,719	1,090

Federal Signal Corp.	130,524	688

Movado Group, Inc.	99,680	752

Myers Industries, Inc.	208,174	1,278

NL Industries, Inc.	17,328	173

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Miscellaneous Manufacturing – 1.9% – continued

Reddy Ice Holdings, Inc.	69,499	$102

Smith (A.O.) Corp.	201,542	5,075

Standex International Corp.	71,275	656
Tredegar Corp.	70,036	1,144
		17,281

Office Furnishings – 0.0%

HNI Corp.	16,600	173
Steelcase, Inc., Class A	15,200	76
		249

Oil & Gas – 1.1%

Alon USA Energy, Inc.	68,400	937

Berry Petroleum Co., Class A	93,154	1,021

Bill Barrett Corp. *	21,488	478

BMB Munai, Inc. *	144,043	84

Brigham Exploration Co. *	111,340	212

Clayton Williams Energy, Inc. *	4,000	117

CVR Energy, Inc. *	26,700	148

Delek US Holdings, Inc.	71,191	738

Harvest Natural Resources, Inc. *	125,464	425

Parker Drilling Co. *	238,513	439

Penn Virginia Corp.	29,680	326

Petroleum Development Corp. *	6,002	71

Precision Drilling Trust	100,472	269

Quicksilver Resources, Inc. *	94,400	523

RAM Energy Resources, Inc. *	7,130	5

Rosetta Resources, Inc. *	128,731	637

Stone Energy Corp. *	90,177	300

Swift Energy Co. *	223,794	1,634

Unit Corp. *	26,400	552

Vaalco Energy, Inc. *	106,800	565
W&T Offshore, Inc.	42,800	263
		9,744

Oil & Gas Services – 0.9%

Allis-Chalmers Energy, Inc. *	86,645	167

Basic Energy Services, Inc. *	23,200	150

Boots & Coots International Control, Inc. *	24,700	31

Cal Dive International, Inc. *	29,712	201

Complete Production Services, Inc. *	120,200	370

Dawson Geophysical Co. *	2,950	40

Hornbeck Offshore Services, Inc. *	128,401	1,957

Key Energy Services, Inc. *	68,200	196

Lufkin Industries, Inc.	24,500	928

Natural Gas Services Group, Inc. *	3,100	28

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Oil & Gas Services – 0.9% – continued

Newpark Resources, Inc. *	254,100	$643

Oil States International, Inc. *	59,521	799

SEACOR Holdings, Inc. *	20,194	1,178

Superior Energy Services, Inc. *	44,900	579

T-3 Energy Services, Inc. *	4,148	49

Trico Marine Services, Inc. *	72,957	153

Union Drilling, Inc. *	76,059	289
Willbros Group, Inc. *	39,200	380
		8,138

Packaging & Containers – 0.2%
Rock-Tenn Co., Class A	62,432	1,689

Pharmaceuticals – 0.5%

Caraco Pharmaceutical Laboratories Ltd. *	7,700	27

Nabi Biopharmaceuticals *	78,343	290

Nutraceutical International Corp. *	54,232	363

Par Pharmaceutical Cos., Inc. *	53,000	502

Salix Pharmaceuticals Ltd. *	127,297	1,209
Viropharma, Inc. *	374,417	1,966
		4,357

Pipelines – 0.6%

Enbridge Energy Management LLC *	49,285	1,428

Enbridge Energy Management LLC (Fractional Shares) (1) *	461,364	–

Kinder Morgan Management LLC (Fractional Shares) (1) *	17,282	–

Sunoco Logistics Partners L.P.	12,689	654
TC Pipelines LP	98,925	2,943
		5,025

Real Estate – 0.3%

Avatar Holdings, Inc. *	56,134	841

Hilltop Holdings, Inc. *	74,100	845
W.P. Carey & Co. LLC	45,533	1,010
		2,696

Real Estate Investment Trusts – 6.7%

Acadia Realty Trust	43,056	457

Alexandria Real Estate Equities, Inc.	20,070	732

Anthracite Capital, Inc.	307,510	105

BioMed Realty Trust, Inc.	273,981	1,855

Capstead Mortgage Corp.	88,628	952

Cedar Shopping Centers, Inc.	262,676	457

Corporate Office Properties Trust SBI of Maryland	28,900	718

DiamondRock Hospitality Co.	170,740	685

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Real Estate Investment Trusts – 6.7% – continued

Duke Realty Corp.	82,200	$452

Education Realty Trust, Inc.	72,865	254

Entertainment Properties Trust	184,221	2,903

Equity One, Inc.	226,693	2,763

Extra Space Storage, Inc.	292,460	1,611

First Potomac Realty Trust	123,590	908

Franklin Street Properties Corp.	177,842	2,187

Healthcare Realty Trust, Inc.	32,900	493

Highwoods Properties, Inc.	101,086	2,165

Home Properties, Inc.	49,138	1,506

Investors Real Estate Trust	60,505	597

Kite Realty Group Trust	53,926	132

LaSalle Hotel Properties	137,441	803

LTC Properties, Inc.	163,784	2,873

Mack-Cali Realty Corp.	36,800	729

Medical Properties Trust, Inc.	253,453	925

MFA Financial, Inc.	115,600	680

Mission West Properties, Inc.	53,839	345

National Health Investors, Inc.	121,090	3,254

National Retail Properties, Inc.	428,029	6,780

NorthStar Realty Finance Corp.	187,669	435

One Liberty Properties, Inc.	24,256	85

Parkway Properties, Inc. of Maryland	82,505	850

Pennsylvania Real Estate Investment Trust	98,631	350

Post Properties, Inc.	24,700	251

Ramco-Gershenson Properties Trust	41,448	267

Realty Income Corp.	515,000	9,692

Senior Housing Properties Trust	522,257	7,322

SL Green Realty Corp.	31,900	345

Sovran Self Storage, Inc.	103,423	2,077

Strategic Hotels & Resorts, Inc.	342,242	236

Sunstone Hotel Investors, Inc.	29,259	77

Urstadt Biddle Properties, Inc., Class A	22,041	296
Weingarten Realty Investors	47,200	449
		61,053

Retail – 6.0%

AFC Enterprises, Inc. *	8,325	38

Allion Healthcare, Inc. *	2,700	12

America’s Car-Mart, Inc. *	3,218	44

AnnTaylor Stores Corp. *	35,308	184

Asbury Automotive Group, Inc.	209,118	901

Bebe Stores, Inc.	16,467	110

Big 5 Sporting Goods Corp.	3,566	21

Bob Evans Farms, Inc.	102,365	2,295

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Retail – 6.0% – continued

Brown Shoe Co., Inc.	134,882	$506

Buckle (The), Inc.	19,203	613

Cabela’s, Inc. *	139,147	1,268

Casey’s General Stores, Inc.	66,303	1,768

Cash America International, Inc.	103,318	1,618

Charlotte Russe Holding, Inc. *	130,283	1,062

Charming Shoppes, Inc. *	485,193	679

Christopher & Banks Corp.	13,800	56

Collective Brands, Inc. *	209,701	2,043

Conn’s, Inc. *	25,826	363

Cracker Barrel Old Country Store, Inc.	64,404	1,845

Dillard’s, Inc., Class A	282,011	1,608

Domino’s Pizza, Inc. *	19,883	130

Dress Barn, Inc. *	211,672	2,601

DSW, Inc., Class A *	81,236	755

Einstein Noah Restaurant Group, Inc. *	4,962	29

First Cash Financial Services, Inc. *	35,355	528

Foot Locker, Inc.	83,700	877

Footstar, Inc.	2,400	7

Fred’s, Inc., Class A	220,695	2,489

Genesco, Inc. *	37,769	711

Group 1 Automotive, Inc.	23,225	324

Haverty Furniture Cos., Inc.	61,236	645

HOT Topic, Inc. *	59,341	664

Jo-Ann Stores, Inc. *	10,500	172

Jos. A. Bank Clothiers, Inc. *	24,815	690

Kenneth Cole Productions, Inc., Class A	59,204	378

Landry’s Restaurants, Inc.	115,799	605

Luby’s, Inc. *	187,439	920

MarineMax, Inc. *	79,404	156

Men’s Wearhouse (The), Inc.	202,331	3,063

New York & Co., Inc. *	12,300	44

Pantry (The), Inc. *	72,791	1,282

PC Connection, Inc. *	104,566	397

Penske Auto Group, Inc.	576,488	5,379

Phillips-Van Heusen Corp.	30,059	682

Red Robin Gourmet Burgers, Inc. *	6,600	116

Regis Corp.	335,869	4,853

Retail Ventures, Inc. *	242,000	368

Rex Stores Corp. *	52,467	562

Rush Enterprises, Inc., Class A *	90,343	806

Shoe Carnival, Inc. *	1,545	16

Sonic Automotive, Inc., Class A	335,163	536

Sport Supply Group, Inc.	206	1

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Retail – 6.0% – continued

Stage Stores, Inc.	338,141	$3,408

Steak n Shake (The) Co. *	36,221	274

Stein Mart, Inc. *	94,851	274

Steinway Musical Instruments *	25,844	309

Systemax, Inc. *	83,159	1,074

Williams-Sonoma, Inc.	63,965	645
Zale Corp. *	282,174	550
		54,354

Savings & Loans – 2.0%

Abington Bancorp, Inc.	65,000	538

Anchor BanCorp Wisconsin, Inc.	275,088	371

BankFinancial Corp.	43,133	430

Benjamin Franklin Bancorp, Inc.	3,700	33

Berkshire Hills Bancorp, Inc.	38,646	886

Dime Community Bancshares	95,983	900

First Financial Holdings, Inc.	83,784	641

First Niagara Financial Group, Inc.	324,956	3,542

Flushing Financial Corp.	142,667	859

Home Federal Bancorp, Inc. of Idaho	1,001	9

NewAlliance Bancshares, Inc.	275,000	3,228

Northwest Bancorp, Inc.	36,874	623

Provident Financial Services, Inc.	165,000	1,784

Provident New York Bancorp	116,569	997

United Financial Bancorp, Inc.	53,826	705

Washington Federal, Inc.	169,263	2,249

Westfield Financial, Inc.	7,900	70
WSFS Financial Corp.	27,100	606
		18,471

Semiconductors – 3.0%

Actel Corp. *	57,300	580

ATMI, Inc. *	30,793	475

Brooks Automation, Inc. *	490,606	2,262

Cabot Microelectronics Corp. *	36,876	886

Cohu, Inc.	87,149	627

Emulex Corp. *	254,476	1,280

Fairchild Semiconductor International, Inc. *	239,168	892

Formfactor, Inc. *	46,900	845

Integrated Device Technology, Inc. *	262,955	1,196

IXYS Corp.	52,571	424

Lattice Semiconductor Corp. *	434,700	600

Macrovision Solutions Corp. *	127,812	2,274

Microtune, Inc. *	20,051	36

MKS Instruments, Inc. *	453,574	6,654

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Semiconductors – 3.0% – continued

Omnivision Technologies, Inc. *	191,627	$1,288

Pericom Semiconductor Corp. *	7,985	58

Photronics, Inc. *	402,139	386

Silicon Image, Inc. *	106,148	255

Skyworks Solutions, Inc. *	318,313	2,566

Standard Microsystems Corp. *	98,664	1,835
TriQuint Semiconductor, Inc. *	555,324	1,372
		26,791

Software – 2.3%

Avid Technology, Inc. *	59,900	547

Digi International, Inc. *	118,699	910

EPIQ Systems, Inc. *	221,999	4,003

Fair Isaac Corp.	22,214	313

infoGROUP, Inc. *	82,868	345

JDA Software Group, Inc. *	223,677	2,583

Lawson Software, Inc. *	599,971	2,550

Quest Software, Inc. *	313,745	3,978

Schawk, Inc.	81,807	494

Smith Micro Software, Inc. *	54,970	288

Sybase, Inc. *	106,430	3,224

SYNNEX Corp. *	64,731	1,273

Take-Two Interactive Software, Inc.	27,554	230
VeriFone Holdings, Inc. *	75,123	511
		21,249

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *	93,929	1,082

Telecommunications – 2.5%

Adaptec, Inc. *	50,500	121

Anaren, Inc. *	60,093	657

Anixter International, Inc. *	21,366	677

Arris Group, Inc. *	164,487	1,212

Atlantic Tele-Network, Inc.	53,456	1,025

Black Box Corp.	50,009	1,181

CPI International, Inc. *	3,112	29

EMS Technologies, Inc. *	60,699	1,060

Extreme Networks, Inc. *	21,008	32

Fairpoint Communications, Inc.	332,275	259

General Communication, Inc., Class A *	40,722	272

Globecomm Systems, Inc. *	44,031	255

Harris Stratex Networks, Inc., Class A *	101,500	391

Iowa Telecommunications Services, Inc.	46,487	533

Novatel Wireless, Inc. *	75,440	424

Oplink Communications, Inc. *	49,559	382

See Notes to the Financial Statements.

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% – continued

Telecommunications – 2.5% – continued

PAETEC Holding Corp. *	85,721	$124

Plantronics, Inc.	75,255	908

Polycom, Inc. *	56,946	876

Premiere Global Services, Inc. *	238,440	2,103

Shenandoah Telecommunications Co.	29,749	678

SureWest Communications	2,264	18

Sycamore Networks, Inc. *	772,675	2,063

Syniverse Holdings, Inc. *	282,262	4,449

Tekelec *	173,316	2,293
tw telecom, Inc. *	68,503	599
		22,621

Textiles – 0.8%

G&K Services, Inc., Class A	167,803	3,173
Unifirst Corp. of Massachusetts	152,597	4,248
		7,421

Toys Games & Hobbies – 0.3%

Jakks Pacific, Inc. *	173,700	2,145
RC2 Corp. *	83,306	439
		2,584

Transportation – 1.8%

Arkansas Best Corp.	148,700	2,828

Bristow Group, Inc. *	90,494	1,939

DHT Maritime, Inc.	52,100	200

Gulfmark Offshore, Inc. *	103,050	2,459

K-Sea Transportation Partners LP	29,635	525

Nordic American Tanker Shipping	60,800	1,781

Overseas Shipholding Group, Inc.	13,300	302

Pacer International, Inc.	42,396	148

PHI, Inc. *	41,571	415

Saia, Inc. *	54,558	652

Universal Truckload Services, Inc.	2,008	29
Werner Enterprises, Inc.	325,000	4,914
		16,192

Trucking & Leasing – 0.1%

AMERCO, Inc. *	34,036	1,141
Greenbrier Cos., Inc.	48,227	177
		1,318
Total Common Stocks
(Cost $1,321,274)		853,621

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.1%

Healthcare – Products – 0.1%
Inverness Medical Innovations, Inc. *	2,961	$495
Total Preferred Stocks
(Cost $724)		495

OTHER – 0.0%
Escrow DLB Oil & Gas (1)	2,100	–
Total Other
(Cost $–)		–

RIGHTS – 0.0%
United America Indemnity Ltd.	74,647	17
Total Rights
(Cost $–)		17

	NUMBER OF WARRANTS	VALUE (000s)

WARRANTS – 0.0%
American Satellite Network (1)	255	$–
Total Warrants
(Cost $–)		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

SHORT-TERM INVESTMENTS – 6.0%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$49,329	$49,329
U.S. Treasury Bill, 0.18%, 5/14/09 (2)	5,465	5,464
Total Short-Term Investments
(Cost $54,793)		54,793

Total Investments – 100.4%
(Cost $1,376,791)		908,926

Liabilities less Other Assets – (0.4)%	(3,261)
NET ASSETS – 100.0%	$905,665

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2009

(2)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Small Cap Value Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
S&P 500
E-Mini	620	$24,639	Long	6/09	$1,324
Russell 2000
Mini	583	24,562	Long	6/09	2,001

Total					$3,325

At March 31, 2009, the industry sectors (unaudited) for the Small Cap Value Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.9%
Consumer Staples	4.2
Energy	3.9
Financials	31.6
Health Care	6.7
Industrials	14.0
Information Technology	14.2
Materials	5.5
Telecommunication Services	1.3
Utilities	6.7

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Small Cap Value Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$854,116	$3,325

Level 2	54,793	–

Level 3	17	–

Total	$908,926	$3,325

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Balance as of 3/31/08	$–	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	17	–

Net Purchases (Sales)	–	–

Transfers in and/or out of Level 3	–	–

Balance as of 3/31/09	$17	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized gain on investments in level 3 securities still held at March 31, 2009 was $17, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4%

Aerospace/Defense – 2.5%

Lockheed Martin Corp.	13,849	$956
Raytheon Co.	15,804	615
		1,571

Biotechnology – 8.0%

Amgen, Inc. *	14,249	706

Biogen Idec, Inc. *	16,825	882

Genzyme Corp. *	25,548	1,517

Gilead Sciences, Inc. *	16,805	778

Myriad Genetics, Inc. *	12,908	587
OSI Pharmaceuticals, Inc. *	14,716	563
		5,033

Commercial Services – 3.3%

SAIC, Inc. *	59,857	1,118
Western Union (The) Co.	73,219	920
		2,038

Computers – 20.0%

Accenture Ltd., Class A	20,240	556

Apple, Inc. *	21,359	2,245

Brocade Communications Systems, Inc. *	156,421	540

Dell, Inc. *	49,864	473

EMC Corp. of Massachusetts *	98,789	1,126

Hewlett-Packard Co.	66,655	2,137

IBM Corp.	25,769	2,497

Micros Systems, Inc. *	65,149	1,221

NetApp, Inc. *	82,995	1,232
Synaptics, Inc. *	19,699	527
		12,554

Electronics – 2.1%

Cogent, Inc. *	64,564	768
Thermo Fisher Scientific, Inc. *	15,503	553
		1,321

Healthcare – Products – 3.0%

Medtronic, Inc.	22,115	652

St. Jude Medical, Inc. *	14,209	516
Thoratec Corp. *	27,273	701
		1,869

Internet – 8.0%

AsiaInfo Holdings, Inc. *	30,275	510

Google, Inc., Class A *	3,502	1,219

j2 Global Communications, Inc. *	60,979	1,335

McAfee, Inc. *	42,853	1,436

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Internet – 8.0% – continued
VeriSign, Inc. *	27,152	$512
		5,012

Pharmaceuticals – 2.3%

Cephalon, Inc. *	8,621	587

Isis Pharmaceuticals, Inc. *	32,641	490
Nabi Biopharmaceuticals *	102,189	378
		1,455

Retail – 1.0%
GameStop Corp., Class A *	22,571	633

Semiconductors – 14.1%

Altera Corp.	48,338	848

Analog Devices, Inc.	37,692	726

Applied Materials, Inc.	80,961	870

Broadcom Corp., Class A *	41,966	839

Intel Corp.	61,834	931

Microchip Technology, Inc.	41,786	885

Microsemi Corp. *	50,469	585

MKS Instruments, Inc. *	26,493	389

Monolithic Power Systems, Inc. *	36,655	568

National Semiconductor Corp.	54,785	563

Texas Instruments, Inc.	53,088	877
Xilinx, Inc.	38,186	732
		8,813

Software – 19.6%

Activision Blizzard, Inc. *	70,489	737

Adobe Systems, Inc. *	56,944	1,218

BMC Software, Inc. *	45,173	1,491

CA, Inc.	58,897	1,037

Check Point Software Technologies *	59,130	1,313

Double-Take Software, Inc. *	45,461	307

Microsoft Corp.	39,821	732

Open Text Corp. *	17,804	613

Oracle Corp.	71,523	1,293

Red Hat, Inc. *	42,847	764

SAP A.G. ADR	23,814	840

Seachange International, Inc. *	94,209	539

Sybase, Inc. *	28,651	868
Wind River Systems, Inc. *	87,940	563
		12,315

Telecommunications – 12.5%

Amdocs Ltd. *	34,949	647

Cisco Systems, Inc. *	67,841	1,138

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Telecommunications – 12.5% – continued

Harmonic, Inc. *	147,107	$956

Juniper Networks, Inc. *	56,758	855

Nokia OYJ ADR	101,170	1,181

Polycom, Inc. *	63,012	970

QUALCOMM, Inc.	19,716	767

Starent Networks Corp. *	36,870	583
Telefonaktiebolaget LM Ericsson ADR	92,003	744
		7,841
Total Common Stocks
(Cost $70,664)		60,455

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.6%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$2,277	$2,277
Total Short-Term Investments
(Cost $2,277)		2,277

Total Investments – 100.0%
(Cost $72,941)		62,732
Liabilities less Other Assets – 0.0%		(12)
NET ASSETS – 100.0%		$62,720

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Technology Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Aerospace & Defense	3.4%
Biotechnology	11.6
Communications Equipment	7.2
Computers & Peripherals	21.1
Health Care Equipment & Supplies	2.5
Internet & Catalog Retail	1.4
Internet Software & Services	3.8
IT Services	5.6
Life Science Tools & Services	1.2
Semiconductors & Semiconductor Equipment	15.8
Software	26.4

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Technology Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$60,455	$–

Level 2	2,277	–

Level 3	–	–

Total	$62,732	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2009

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 41 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity, Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds (collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers for the International Growth Equity Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc., (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with

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NOTES TO THE FINANCIAL STATEMENTS continued

the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2009, the Enhanced Large Cap and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $210,000 and $5,464,000, respectively. The Emerging Markets Equity Fund had entered into exchange-traded long futures contracts at March 31, 2009. The aggregate value of foreign currencies to cover margin requirements for open positions was approximately $1,679,000.

C) OPTIONS CONTRACTS Each Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on options contracts are included with net realized and unrealized gains (losses) on investments and written options.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written during the year ended March 31, 2009, were written for the Growth Equity Fund as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000s)
Options outstanding at March 31, 2008	—	$ —
Options written	4,018	149
Options expired and closed	(2,595)	(99)
Options exercised	(70)	(3)
Options outstanding at March 31, 2009	1,353	$ 47

Transactions in options written during the year ended March 31, 2009, were written for the Small Cap Growth Fund as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000s)
Options outstanding at March 31, 2008	—	$ —
Options written	82	7
Options expired and closed	(82)	(7)
Options exercised	—	—
Options outstanding at March 31, 2009	—	$ —

D) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are

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MARCH 31, 2009

considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The Emerging Markets Equity and International Growth Equity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2009 were less than $500 for the Emerging Markets Equity and International Growth Equity Funds, respectively. Redemption fees for the fiscal year ended March 31, 2008 were approximately $5,000 and $2,000 for the Emerging Markets Equity and International Growth Equity Funds, respectively. These amounts are included in “Proceeds from Shares Sold” in Note 6 — Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity	Annually
Enhanced Large Cap	Quarterly
Growth Equity	Quarterly
Income Equity	Monthly
International Growth Equity	Annually
Large Cap Value	Annually
Mid Cap Growth	Quarterly
Select Equity	Annually
Small Cap Growth	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the NAVs of the Funds.

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

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NOTES TO THE FINANCIAL STATEMENTS continued

For the period subsequent to October 31, 2008, through the fiscal year ended March 31, 2009, the following Funds incurred net capital losses and/or Section 988 net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Emerging Markets Equity	$103,598
Enhanced Large Cap	8,632
Growth Equity	36,084
Income Equity	29,109
International Growth Equity	133,681
Large Cap Value	40,143
Mid Cap Growth	30,992
Select Equity	25,575
Small Cap Growth	12,821
Small Cap Value	54,298
Technology	10,779

At March 31, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2010	MARCH 31, 2011		MARCH 31, 2012	MARCH 31, 2017
Emerging Markets Equity	$ —	$ —		$ —	$21,905
Enhanced Large Cap	—	—		—	13,785
Growth Equity	—	—		—	18,316
Income Equity	—	—		—	362
International Growth Equity	—	62,271	*	—	13,514
Large Cap Value	—	—		—	67,102
Mid Cap Growth	11,409	43,006		—	23,156
Select Equity	—	65,252		—	12,709
Small Cap Growth	129,320	28,257		—	6,219
Small Cap Value	—	—		—	26,641
Technology	606,810	295,340	*	21,097	6,315

*	Amounts include acquired capital loss carryforwards, which may be limited under current tax laws, expiring in varying amounts through March 31, 2011.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2009, the tax components of undistributed net investment income, undistributed realized gains and unrealized losses were as follows:

Amounts in thousands	UNDISTRIBUTED
	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED LOSSES
Emerging Markets Equity	$2,142	$ —	$(147,363)
Enhanced Large Cap	9	—	(8,969)
Growth Equity	22	—	(49,543)
Income Equity	142	—	(82,804)
International Growth Equity	2,435	—	(103,496)
Large Cap Value	1,687	—	(93,706)
Mid Cap Growth	—	—	(4,704)
Select Equity	60	—	(8,855)
Small Cap Growth	—	—	(1,719)
Small Cap Value	2,798	—	(467,716)
Technology	—	—	(11,548)

*	Ordinary income includes taxable discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity	$ 8,000	$ 4,336
Enhanced Large Cap	851	—
Growth Equity	2,926	—
Income Equity	11,918	—
International Growth Equity	14,000	24,376
Large Cap Value	9,400	—
Select Equity	510	—
Small Cap Value	11,559	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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The taxable character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity	$16,308	$6,729
Enhanced Large Cap	5,178	4,020
Growth Equity	17,916	46,559
Income Equity	14,334	27,578
International Growth Equity	67,706	176,775
Large Cap Value	33,638	101,049
Select Equity	615	—
Small Cap Value	11,666	66,823

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds adopted the provisions of FIN 48 on April 1, 2008 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Funds. As of March 31, 2009, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2006 through March 31, 2008 remain subject to examination by the Internal Revenue Service.

3. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted LIBOR rate and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an IBOR loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears. The agreement will expire on December 10, 2009, unless renewed. Prior to December 11, 2008, the borrowings by the Trust bore an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2009, the Select Equity Fund had an outstanding loan of $200,000. This amount is included in “Accrued other liabilities” on the Fund’s Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 1.25 percent.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity	$8,520	1.45%
Enhanced Large Cap	733	2.61%
Growth Equity	327	1.21%
International Growth Equity	4,695	1.60%
Large Cap Value	800	2.46%
Mid Cap Growth	685	1.17%
Select Equity	396	2.27%
Small Cap Growth	200	1.20%

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2009, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds for the period April 1, 2008, through July 30, 2008, were as follows:

	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Emerging Markets Equity	0.35%	0.80%
Enhanced Large Cap	0.30%	0.60%
Growth Equity	0.85%	1.00%
Income Equity	0.85%	1.00%
International Growth Equity	1.00%	1.25%

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NOTES TO THE FINANCIAL STATEMENTS continued

	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Large Cap Value	0.85%	1.10%
Mid Cap Growth	0.85%	1.00%
Select Equity	0.85%	1.00%
Small Cap Growth	1.00%	1.25%
Small Cap Value	0.85%	1.00%
Technology	1.00%	1.25%

Effective July 31, 2008, the contractual advisory fees for several of the Funds were amended to reflect breakpoints at varying asset levels. The annual advisory fees and expense limitations for the Funds for the period July 31, 2008, through March 31, 2009, were as follows:

Fund	CONTRACTUAL RATE	EXPENSE LIMITATIONS
Emerging Markets Equity	0.35%	0.72%
Enhanced Large Cap	0.30%	0.60%
Small Cap Value	0.85%	1.00%

Fund	CONTRACTUAL RATE
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATIONS
Growth Equity	0.85%	0.80%	0.77%	1.00%
Income Equity	0.85%	0.80%	0.77%	1.00%
International Growth Equity	1.00%	0.94%	0.90%	1.25%
Large Cap Value	0.85%	0.80%	0.77%	1.10%
Mid Cap Growth	0.85%	0.80%	0.77%	1.00%
Select Equity	0.85%	0.80%	0.77%	1.00%
Small Cap Growth	1.00%	0.94%	0.90%	1.25%
Technology	1.00%	0.94%	0.90%	1.25%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

Prior to January 1, 2009 the Funds had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Funds. NTI, as the sole administrator, provides the administrative services formerly provided to the Funds by PNC Global Investment Servicing. The administration fee rate payable by the Funds is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.15 percent of the average daily net assets of the respective Funds. As of January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustees fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

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5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Market Equity	$ —	$143,352	$ —	$158,831
Enhanced Large Cap	—	43,985	—	67,338
Growth Equity	—	208,335	—	302,063
Income Equity	—	60,084	—	136,715
International Growth Equity	—	428,468	—	784,923
Large Cap Value	—	223,831	—	398,114
Mid Cap Growth	—	660,308	—	668,464
Select Equity	—	280,643	—	308,665
Small Cap Growth	—	114,774	—	114,417
Small Cap Value	—	780,446	—	377,029
Technology	—	117,912	—	135,549

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2009, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Emerging Markets Equity	$ 5,746	$(153,151)	$(147,405)	$ 449,586
Enhanced Large Cap	615	(9,634)	(9,019)	35,782
Growth Equity	4,267	(53,809)	(49,542)	187,423
Income Equity	2,568	(85,372)	(82,804)	298,583
International Growth Equity	6,243	(109,749)	(103,506)	338,979
Large Cap Value	4,130	(97,836)	(93,706)	312,772
Mid Cap Growth	5,689	(10,393)	(4,704)	103,182
Select Equity	1,921	(10,776)	(8,855)	79,247
Small Cap Growth	1,655	(3,374)	(1,719)	30,485
Small Cap Value	16,792	(487,832)	(471,040)	1,379,966
Technology	2,828	(14,376)	(11,548)	74,280

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2009 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity	31,838	$269,464	606	$ 3,962	(37,940)	$(274,209)	(5,496)	$ (783)
Enhanced Large Cap	1,253	8,971	48	346	(3,838)	(31,788)	(2,537)	(22,471)
Growth Equity	1,742	18,377	134	1,367	(10,070)	(113,172)	(8,194)	(93,428)
Income Equity	6,894	61,666	828	7,635	(15,230)	(147,713)	(7,508)	(78,412)
International Growth Equity	10,843	71,647	4,001	23,286	(56,216)	(432,842)	(41,372)	(337,909)
Large Cap Value	7,657	57,786	565	4,002	(28,944)	(252,736)	(20,722)	(190,948)
Mid Cap Growth	3,098	33,760	—	—	(3,969)	(49,456)	(871)	(15,696)
Select Equity	542	10,544	28	399	(2,236)	(38,290)	(1,666)	(27,347)
Small Cap Growth	1,305	11,744	—	—	(1,331)	(12,200)	(26)	(456)
Small Cap Value	75,586	880,928	984	9,977	(42,131)	(441,023)	34,439	449,882
Technology	793	7,176	—	—	(2,603)	(25,601)	(1,810)	(18,425)

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2009

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity	24,402	$320,525	600	$8,364	(12,484)	$(167,721)	12,518	$161,168
Enhanced Large Cap	6,667	77,390	593	6,195	(12,233)	(132,907)	(4,973)	(49,322)
Growth Equity	4,940	80,393	3,700	53,283	(19,323)	(288,593)	(10,683)	(154,917)
Income Equity	13,104	176,162	2,817	35,330	(14,827)	(188,183)	1,094	23,309
International Growth Equity	5,794	75,924	17,071	196,324	(24,750)	(309,982)	(1,885)	(37,734)
Large Cap Value	10,423	140,982	8,395	94,530	(48,203)	(575,144)	(29,385)	(339,632)
Mid Cap Growth	1,025	17,808	—	—	(2,455)	(41,700)	(1,430)	(23,892)
Select Equity	999	22,840	20	489	(2,641)	(60,600)	(1,622)	(37,271)
Small Cap Growth	1,201	17,166	—	—	(1,217)	(16,671)	(16)	495
Small Cap Value	41,052	634,169	5,068	69,743	(31,071)	(475,989)	15,049	227,923
Technology	642	8,786	—	—	(3,269)	(43,549)	(2,627)	(34,763)

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and financial disclosures, if any.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), eleven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years then ended. We have audited the financial highlights for the five years in the period ended March 31, 2009 for Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, and Technology Fund, for the three years in the period ended March 31, 2009 and for the period December 16, 2005 (Commencement of Operations) through March 31, 2006 for Enhanced Large Cap Fund, for the two years in the period ended March 31, 2009 and for April 25, 2006 (Commencement of Operations) through March 31, 2007 for Emerging Markets Equity Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2009

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2009 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009, are designated as qualified dividend income, as defined in the Act, subject to reduced tax rates in 2009:

FUND	QDI PERCENTAGE
Emerging Markets Equity	47.18%
Enhanced Large Cap	93.19%
Growth Equity	100.00%
Income Equity	61.35%
International Growth Equity	100.00%
Large Cap Value	100.00%
Select Equity	87.88%
Small Cap Value	68.37%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

FUND	CORPORATE DRD PERCENTAGE
Enhanced Large Cap	96.48%
Growth Equity	99.06%
Income Equity	68.74%
Large Cap Value	94.86%
Select Equity	89.85%
Small Cap Value	90.11%

CAPITAL GAIN DISTRIBUTION – The following Funds made capital gain distributions in December 2008, and hereby designate these long-term capital gain distributions as follows (per share):

FUND	LONG-TERM CAPITAL GAIN 15%
Emerging Markets Equity	$0.1104
International Growth Equity	0.5323

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

FUND	TAXES	INCOME
Emerging Markets Equity	$0.0317	$0.3106
International Growth Equity	0.0419	0.4901

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity and International Growth Equity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/08 - 3/31/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 83), if any, in the Emerging Markets Equity and International Growth Equity Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.82%	$1,000.00	$717.20	$3.51
Hypothetical	0.82%	$1,000.00	$1,020.84	$4.13	**

ENHANCED LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.60%	$1,000.00	$680.90	$2.51
Hypothetical	0.60%	$1,000.00	$1,021.94	$3.02	**

GROWTH EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.00%	$1,000.00	$728.50	$4.31
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.00%	$1,000.00	$765.20	$4.40
Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06	**

INTERNATIONAL GROWTH EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.26%	$1,000.00	$708.80	$5.37
Hypothetical	1.26%	$1,000.00	$1,018.65	$6.34	**

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.10%	$1,000.00	$684.60	$4.62
Hypothetical	1.10%	$1,000.00	$1,019.45	$5.54	**

MID CAP GROWTH

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.00%	$1,000.00	$716.10	$4.28
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2009 (UNAUDITED)

SELECT EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.00%	$1,000.00	$718.80	$4.29
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

SMALL CAP GROWTH

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.25%	$1,000.00	$658.50	$5.17
Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29	**

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.00%	$1,000.00	$631.10	$4.07
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04	**

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.25%	$1,000.00	$777.30	$5.54
Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex—35 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2009 (UNAUDITED)

NON-INTERESTED TRUSTEES continued
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (92 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation.
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company since 1994; Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2009 (UNAUDITED)

OFFICERS OF THE TRUST continued
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY FUNDS

EQUITY FUNDS

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EQUITY FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

EMERGING MARKETS EQUITY FUND1,2

ENHANCED LARGE CAP FUND2

GROWTH EQUITY FUND2

INCOME EQUITY FUND2,3

INTERNATIONAL GROWTH FUND2,4

LARGE CAP VALUE FUND2

MID CAP GROWTH FUND2,5

SELECT EQUITY FUND2

SMALL CAP GROWTH FUND2,6

SMALL CAP VALUE FUND2,6

TECHNOLOGY FUND2,7

1 Emerging Markets Risk: Emerging market investing is subject to additional economic, political, liquidity, and currency risks not associated with more developed countries. These securities are less liquid and subject to greater price volatility.

2 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Growth stocks are generally more volatile and present greater risk of loss than other types of stocks. Value stocks may fall out of favor with investors and may underperform growth stocks during any given period.

3 High Yield Risk: The Fund may invest in below investment-grade debt obligations commonly known as “junk bonds.” These securities are subject to greater credit risk, price volatility, and risk of loss than investment-grade securities.

4 International Risk: International investing involves increased risk and volatility.

5 Mid Cap Risk: Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and their stocks are subject to a greater degree of volatility.

6 Small Cap Risk: Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

7 Technology/Computer Sector Risk: Because the Fund invests in a single industry, its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies. Securities of technology companies may be subject to greater price volatility.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

20	SCHEDULES OF INVESTMENTS

20	GLOBAL REAL ESTATE INDEX FUND

26	GLOBAL SUSTAINABILITY INDEX FUND

36	INTERNATIONAL EQUITY INDEX FUND

50	MID CAP INDEX FUND

57	SMALL CAP INDEX FUND

82	STOCK INDEX FUND

91	NOTES TO THE FINANCIAL STATEMENTS

98	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

99	TAX INFORMATION

100	FUND EXPENSES

102	TRUSTEES AND OFFICERS

107	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

During a very difficult period for real estate investments, the Global Real Estate Index Fund returned -57.38% for the 12-month period ended March 31, 2009. The FTSE EPRA/NAREIT Global Real Estate Index, the Fund’s benchmark, returned -57.29%, as real estate stocks underperformed the broad global equity markets. The net impact of fair value pricing, transaction costs and Fund expenses, accounted for the difference in returns between the Fund and Index.

The 12-month period was marked by extreme volatility in equity markets around the world. The effects of the subprime mortgage crisis ricocheted throughout the financial system, resulting in a global credit crunch and economic slowdown. The crisis intensified in the third quarter of 2008 as major U.S. financial institutions such as Lehman Brothers, Fannie Mae, Freddie Mac, Merrill Lynch and Washington Mutual faltered. The contagion spread to Europe with the nationalization of Bradford & Bingley, the purchase of HBOS Plc by Lloyds and the rescue of the European banks Fortis and Dexia by a coalition of European governments. Global central banks and governments raced to inject cash into the banking system and numerous governments made significant rate cuts and passed major stimulus packages. The first quarter of 2009 began with weak market performance as year-end indicators reflected a deepening global recession, increasing unemployment, decreases in manufacturing and continued weakness in consumer spending. International markets staged a rally in late March based on additional details regarding the U.S. bank bailout and hopes that credit will soon begin to flow normally again.

While global real estate stocks rallied 34% in the last six weeks of 2008, the asset class was unable to sustain the trend in the first quarter of 2009. Performance for all regions and countries was negative for the 12-month period. North America real estate was the worst performing region, posting a return of -60.28%, driven primarily by poor returns in the United States, which is weighted at 35% of the Index and returned -60.80%. Asia posted a return of -50.84% for the period. Japan, which holds a weighting of 13% in the Index, returned -44.50% for the year. Hong Kong and Australia returned -39.64% and -68.27%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
GLOBAL REAL ESTATE INDEX	–57.38%	–25.65%

FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX	–57.29	–24.77

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE EPRA/NAREIT Global Real Estate Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
TOTAL NET ASSETS	$235 MILLION
NET ASSET VALUE	$4.14
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	0.74%
NET EXPENSE RATIO	0.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned -42.89% for the 12-month period ended March 31, 2009. This performance was in keeping with the Fund’s benchmark, the KLD Global Sustainability Index, which returned -42.53% for the period. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns. The 12-month period was marked by extreme volatility in equity markets around the world, as the effects of the subprime mortgage crisis reverberated throughout the financial system, resulting in a global credit crunch and a significant economic slowdown.

The third quarter of 2008 saw the credit crisis intensify. Leading U.S. financial institutions such as Lehman Brothers, Fannie Mae, Freddie Mac, Merrill Lynch and Washington Mutual faltered. The financial contagion spread to Europe with the nationalization of Bradford & Bingley, the purchase of HBOS Plc by Lloyds, and the rescue of the European banks Fortis and Dexia by a coalition of European governments. Global central banks and governments raced to inject cash into the banking system and numerous governments made significant rate cuts and passed major stimulus packages. Markets remained weak at the start of 2009 as year-end indicators reflected a deepening global recession. Areas of concern included increasing unemployment, decreases in manufacturing and continued weakness in consumer spending. In late March, international markets staged a rally as additional details regarding the U.S. bank bailout emerged, raising the prospect of improved global credit flows.

All regions posted negative returns for the 12-month period ended March 31, 2009. North America, which holds a weight of 51.72% in the Index, returned -37.51%. Europe and Asia-Pacific returned -50.41% and -36.79%, respectively. Europe and Asia-Pacific weightings were 31.82% and 16.45%, respectively. All sectors posted negative returns for the period as well. Financials, the largest weight in the Index at 18.31%, was also the period’s weakest sector, returning -58.03%. The health care and information technology sectors, which cumulatively account for 26.11% of the Index, returned -17.37% and -32.32%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
GLOBAL SUSTAINABILITY INDEX	–42.89%	–36.23%

KLD GLOBAL SUSTAINABILITY INDEX	–42.53	–35.88

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The KLD Global Sustainability Index is a float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in North America, Europe and Asia-Pacific.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NSRIX
INCEPTION DATE	03/05/08
TOTAL NET ASSETS	$34 MILLION
NET ASSET VALUE	$5.62
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.23%
NET EXPENSE RATIO	0.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned -46.49% during the 12-month period ended March 31, 2009. The Fund’s benchmark, the MSCI EAFE Index, returned -46.51%. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in return between the Fund and the Index.

The annual period was marked by extremely poor performance for equity markets around the world, as the worldwide credit crunch led to a severe slowdown in the global economy. Global central banks and governments sought to address the financial situation with aggressive actions. For example, the Bank of England and the European Central Bank cut interest rates, while the United Kingdom announced a fiscal stimulus package and indicated its willingness to enact additional measures as needed. Although moves such as these helped restore a measure of investor confidence, grim economic news — including signs of a deepening global recession, decreased manufacturing activity, increasing unemployment and continued weakness in consumer spending — continued to hang over the markets. Declining prices for oil and other commodities prices took an additional toll on stocks in the energy and basic materials sectors. Despite little evidence of a fundamental improvement, the hope that the worst of the downturn is past sparked a strong rally in the international markets during March. Still, the asset class underperformed the U.S. market by a wide margin during the annual period.

All countries posted negative performance during the period. Japan, the largest country in the Index with a weighting of 24.33%, returned -35.98%. The United Kingdom, weighted at 20.67%, returned -48.44%. Austria, which holds a weighting of 0.34%, was the period’s weakest performer with a return of -67.79%. Sector performance was also uniformly negative in the 12-month period. Financials, the largest sector in the Index with a weighting of 21.52%, returned -59.88%. This poor return reflected the fact that the financial sector was extremely vulnerable to the effects of the global credit crisis. The economically sensitive industrials and consumer discretionary sectors lagged with returns of -48.63% and -44.26%, respectively, while the defensive consumer staples sector outperformed with a return of -37.92%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY INDEX	–46.49%	–14.62%	–6.69%

MSCI EAFE INDEX	–46.51	–14.47	–6.48

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
TOTAL NET ASSETS	$828 MILLION
NET ASSET VALUE	$6.70
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.62%
NET EXPENSE RATIO	0.45%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MID CAP INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

Mid-capitalization stocks, as represented by the S&P MidCap 400 Index, returned -36.10% during the 12-month period ended March 31, 2009. Mid-cap stocks outperformed their large-cap counterparts, as measured by the -38.09% return of the S&P 500 Index. Mid caps also outperformed small caps, based on the -37.50% return of the Russell 2000 Index. Despite their outperformance, mid-cap stocks were hurt by the same issues that weighed on the rest of the U.S. stock market. As the housing and mortgage crises led to the failure of several large financial institutions, credit evaporated and economic growth slowed precipitously. The corporate earnings outlook crumbled as a result, causing stocks to weaken substantially during the course of the period. In this environment, the Mid Cap Index Fund returned -36.39%, closely tracking the S&P MidCap 400 Index. The difference in returns was driven by transaction costs and Fund expenses.

Financials, the largest sector weighting in the Index at 17.77%, returned -40.26% for the period. This poor return reflected the fact that the financial sector was extremely vulnerable to the effects of the global credit crisis. Industrials, at 14.68% of assets, returned -40.41%. As one of the most economically sensitive sectors in the market, industrials were hit hard by the environment of slower economic growth. Energy, which holds an Index weighting of 6.64%, was the weakest sector for the period, with a return of -60.25%. This poor performance reflects the large decline in the prices of oil and natural gas since their highs of summer 2008.

There were 64 additions and deletions in the Index during the period. Regular quarterly share rebalances occurred in March, June, September and December. All changes were incorporated into the Fund to maintain proper tracking. We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION
MID CAP INDEX	–36.39%	–13.91%	–6.30%

S&P MIDCAP 400 INDEX	–36.10	–13.61	–5.86

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400 Index is an unmanaged index consisting of 400 mid cap stocks. Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
TOTAL NET ASSETS	$203 MILLION
NET ASSET VALUE	$6.44
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.51%
NET EXPENSE RATIO	0.30%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

Small capitalization stocks declined -37.50% during the 12-month period ended March 31, 2009, based on the return of the Fund’s benchmark, the Russell 2000 Index. Small caps underperformed mid caps, as measured by the -36.10% return of the S&P MidCap 400 Index, but outperformed large caps, as gauged by the -38.09% return of the S&P 500 Index. As designed, the Fund closely tracked the Russell 2000 Index with a return of -37.67%, with the difference in returns driven by transaction costs and Fund expenses.

The past 12 months were characterized by a continued deterioration of economic data, sharply declining stock prices and a high level of market volatility. The stock market generated its worst performance in September and October, when concern over the economy was at its highest level. Slowing growth prompted an aggressive response by both Congress and the U.S. Federal Reserve. These government programs raised hopes that the worst phase of the economic decline was behind us, despite the fact that the economy continued to slow through the fourth quarter and the first three months of 2009. The improved sentiment regarding the economy caused the market to stage a rebound near the end of the period, as reflected by the 8.93% gain of the Russell 2000 Index during March. Despite this late rally, equities nonetheless finished the period with a steep loss.

As of March 31, 2009, the market capitalization of companies in the Russell 2000 Index ranged from $2.0 million to $4.0 billion. The median company size was $189 million, while the average company size was $324 million. The total market capitalization of the Russell 2000 was approximately 7.47% of the Russell 3000 market capitalization on March 31, 2009. The annual reconstitution of the Russell indices occurred on June 27, 2008, at which time 309 companies were added to the Index and 212 companies were removed. All changes were incorporated in the Fund to maintain proper tracking. We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
SMALL CAP INDEX	–37.67%	–17.10%	–5.62%	0.44%

RUSSELL 2000 INDEX	–37.50	–16.80	–5.24	1.18

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
TOTAL NET ASSETS	$155 MILLION
NET ASSET VALUE	$4.63
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	0.54%
NET EXPENSE RATIO	0.35%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

STOCK INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

Worldwide economic growth slowed precipitously during the past 12 months, leading to a sharp downturn in the global equity markets. Policymakers reacted swiftly to restore confidence, providing a modest boost to investor sentiment in the latter half of the period. Global central banks also made a coordinated effort to cut interest rates in the hope of stimulating economic growth and reducing market volatility. Nevertheless, the stock market finished the period in deeply negative territory. Large-capitalization stocks, as represented by the S&P 500 Index, returned -38.09% for the 12-month period ended March 31, 2009. Large caps underperformed both mid-cap stocks, which returned -36.10% based on the performance of the S&P MidCap 400 Index; and small caps, which returned -37.50% as measured by the Russell 2000 Index. The Fund's -38.25% return closely tracked the S&P 500 Index, with the difference in returns driven by transaction costs and Fund expenses.

As of March 31, 2009, health care and information technology were the Fund's largest sector positions at 15.28% and 17.98% of assets, respectively. Health care returned -19.74%, while information technology returned -30.07%. Health care benefited from the recession-resistant nature of many companies in the sector. Industrials and financials, which cumulatively account for 20.52% of the Fund, were the worst performing sectors, with returns of -50.51% and -63.03%, respectively. Financials suffered from being the sector most exposed to the financial and credit crises, while industrials were hurt by their high degree of economic sensitivity.

There were 42 additions and deletions to the Index during the period ended March 31, 2009. Regular quarterly share rebalances occurred in March, June, September and December. All changes were incorporated into the Fund to maintain proper tracking. We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
STOCK INDEX	–38.25%	–5.03%	–3.40%	2.29%

S&P 500 INDEX	–38.09	–4.76	–3.00	2.95

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Information about Investment Considerations can be found on page 107.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
TOTAL NET ASSETS	$855 MILLION
NET ASSET VALUE	$9.85
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	0.39%
NET EXPENSE RATIO	0.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	GLOBAL REAL ESTATE INDEX FUND	GLOBAL SUSTAINABILITY INDEX FUND
ASSETS:
Investments, at cost	$479,896	$46,085	(1)
Investments, at value	$226,111	$32,995	(2)
Cash	1,215	–
Cash held at broker (restricted $1,032, $150 and $3,441, respectively)	2,051	227
Foreign currencies, at value (cost $1,847, $407 and $1,884, respectively)	1,841	420
Dividend income receivable	1,422	88
Receivable for foreign tax reclaimable	346	17
Receivable for securities sold	3,374	–
Receivable for variation margin on futures contracts	392	45
Receivable for fund shares sold	214	18
Receivable from investment adviser	–	3
Unrealized gain on forward foreign currency exchange contracts	–	3
Prepaid and other assets	2	1
Total Assets	236,968	33,817
LIABILITIES:
Cash overdraft	–	28
Unrealized loss on forward foreign currency exchange contracts	–	3
Payable for securities purchased	–	12
Payable for variation margin on futures contracts	37	7
Payable for fund shares redeemed	349	–
Payable to affiliates:
Investment advisory fees	16	2
Co-administration fees	7	1
Custody and accounting fees	28	2
Transfer agent fees	5	1
Trustee fees	3	1
Accrued other liabilities	1,456	22
Total Liabilities	1,901	79
Net Assets	$235,067	$33,738
ANALYSIS OF NET ASSETS:
Capital stock	$1,108,281	$49,621
Accumulated undistributed net investment income (loss)	(813)	72
Accumulated undistributed net realized loss	(619,020)	(2,902)
Net unrealized depreciation	(253,381)	(13,053)
Net Assets	$235,067	$33,738
Shares Outstanding ($.0001 par value, unlimited authorization)	56,745	5,998
Net Asset Value, Redemption and Offering Price Per Share	$4.14	$5.62

(1)	Amount includes cost of $63 and $1,607 in Northern Trust Corp. held in the Global Sustainability Index Fund and the Stock Index Fund, respectively.
(2)	Amount includes value of $71 and $1,483 in Northern Trust Corp. held in the Global Sustainability Index Fund and the Stock Index Fund, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$1,164,955	$302,874	$246,276	$1,212,624	(1)
$802,258	$202,010	$154,751	$852,024	(2)
1	114	–	1
9,402	–	–	–
1,896	–	–	–
3,967	270	213	1,606
1,939	–	–	–
14,536	–	118	198
393	97	60	181
1,042	899	417	5,634
12	8	10	22
472	–	–	–
4	1	1	2
835,922	203,399	155,570	859,668

–	–	1	–
350	–	–	–
105	–	424	3,726
345	–	1	–
6,558	105	106	807

41	8	6	17
25	6	5	25
46	5	11	18
16	4	3	16
8	2	3	5
86	21	22	45
7,580	151	582	4,659
$828,342	$203,248	$154,988	$855,009

$1,405,437	$342,292	$270,657	$1,269,189
3,004	960	468	236
(218,055)	(39,426)	(24,834)	(54,530)
(362,044)	(100,578)	(91,303)	(359,886)
$828,342	$203,248	$154,988	$855,009
123,579	31,549	33,497	86,803
$6.70	$6.44	$4.63	$9.85

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	GLOBAL REAL ESTATE INDEX FUND	GLOBAL SUSTAINABILITY INDEX FUND
INVESTMENT INCOME:
Dividend income	$33,395 (1)	$803	(2)(3)
Interest income	53	8
Other income	–	–
Total Investment Income	33,448	811
EXPENSES:
Investment advisory fees	2,659	95
Co-administration fees	1,139	41
Custody fees	739	58
Accounting fees	97	24
Transfer agent fees	760	27
Registration fees	39	32
Printing fees	25	20
Audit fees	18	8
Legal fees	19	9
Shareholder servicing fees	108	2
Trustee fees and expenses	15	7
Interest expense	20	–
Other	15	9
Total Expenses	5,653	332
Less expenses reimbursed by investment adviser	(751)	(157)
Less custodian credits	–	–
Net Expenses	4,902	175
Net Investment Income	28,546	636
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized losses on:
Investments	(596,098)	(2,435)
Futures contracts	(6,848)	(469)
Foreign currency transactions	(525)	(287)
Net change in unrealized appreciation (depreciation) on:
Investments	(66,374)	(12,915)
Futures contracts	385	8
Forward foreign currency exchange contracts	–	–
Translation of other assets and liabilities denominated in foreign currencies	–	8
Net Losses on Investments and Foreign Currency	(669,460)	(16,090)
Net Decrease in Net Assets Resulting from Operations	$(640,914)	$(15,454)

(1)	Net of $2,102 in non-reclaimable foreign withholding taxes.
(2)	Net of $61 in non-reclaimable foreign withholding taxes.
(3)	Amount includes dividend income from Northern Trust Corp., which is less than $1.
(4)	Net of $5,705 in non-reclaimable foreign withholding taxes.
(5)	Amount includes dividend income from Northern Trust Corp. of $24.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2009

INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$46,280 (4)	$5,654	$3,718	$24,991 (5)
291	97	100	400
–	–	15	–
46,571	5,751	3,833	25,391

3,228	640	491	1,011
1,937	480	368	1,517
1,223	81	133	176
151	52	45	123
1,291	320	245	1,011
41	23	23	36
8	2	–	4
37	9	9	18
38	10	9	19
–	–	1	7
30	7	7	15
9	–	–	–
26	8	8	14
8,019	1,632	1,339	3,951
(2,195)	(671)	(465)	(1,423)
(4)	(1)	(1)	–
5,820	960	873	2,528
40,751	4,791	2,960	22,863

(197,061)	(50,069)	(3,259)	(20,423)
(10,383)	(4,355)	(3,482)	(10,508)
(3,982)	–	–	–

(583,096)	(90,369)	(106,220)	(467,621)
(422)	258	153	587
17	–	–	–
(489)	–	–	–
(795,416)	(144,535)	(112,808)	(497,965)
$(754,665)	$(139,744)	$(109,848)	$(475,102)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	GLOBAL REAL ESTATE INDEX FUND		GLOBAL SUSTAINABILITY INDEX FUND
Amounts in thousands	2009	2008	2009	2008(1)
OPERATIONS:
Net investment income	$28,546	$27,972	$636	$52
Net realized gains (losses)	(603,471)	(16,842)	(3,191)	80
Net change in unrealized depreciation	(65,989)	(219,004)	(12,899)	(154)
Net Decrease in Net Assets Resulting from Operations	(640,914)	(207,874)	(15,454)	(22)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(148,078)	506,550	28,383	21,238
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(148,078)	506,550	28,383	21,238
DISTRIBUTIONS PAID:
From net investment income	(25,778)	(24,121)	(386)	–
From net realized gains	(805)	(7,700)	(21)	–
Total Distributions Paid	(26,583)	(31,821)	(407)	–
Total Increase (Decrease) in Net Assets	(815,575)	266,855	12,522	21,216
NET ASSETS:
Beginning of period	1,050,642	783,787	21,216	–
End of period	$235,067	$1,050,642	$33,738	$21,216
Accumulated Undistributed Net Investment Income (Loss)	$(813)	$1,207	$72	$111

(1)	Commenced investment operations on March 5, 2008.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2009	2008	2009	2008	2009	2008	2009	2008

$40,751	$38,625	$4,791	$3,760	$2,960	$3,987	$22,863	$15,298
(211,426)	13,743	(54,424)	16,840	(6,741)	23,939	(30,931)	2,426
(583,990)	(117,543)	(90,111)	(52,159)	(106,067)	(75,755)	(467,034)	(81,508)
(754,665)	(65,175)	(139,744)	(31,559)	(109,848)	(47,829)	(475,102)	(63,784)

(46,945)	300,318	(7,492)	105,665	(4,375)	876	249,726	545,699
(46,945)	300,318	(7,492)	105,665	(4,375)	876	249,726	545,699

(43,000)	(41,920)	(4,398)	(3,828)	(2,900)	(4,518)	(22,831)	(14,935)
–	(20,148)	(11,973)	(18,974)	(21,353)	(27,744)	–	–
(43,000)	(62,068)	(16,371)	(22,802)	(24,253)	(32,262)	(22,831)	(14,935)
(844,610)	173,075	(163,607)	51,304	(138,476)	(79,215)	(248,207)	466,980

1,672,952	1,499,877	366,855	315,551	293,464	372,679	1,103,216	636,236
$828,342	$1,672,952	$203,248	$366,855	$154,988	$293,464	$855,009	$1,103,216
$3,004	$9,075	$960	$988	$468	$619	$236	$398

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2009	2008	2007(4)
Net Asset Value, Beginning of Period	$10.17	$12.79	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.29	0.15
Net realized and unrealized gains (losses)	(6.08)	(2.58)	2.77
Total from Investment Operations	(5.74)	(2.29)	2.92
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.28)	(0.25)	(0.12)
From net realized gains	(0.01)	(0.08)	(0.01)
Total Distributions Paid	(0.29)	(0.33)	(0.13)
Net Asset Value, End of Period	$4.14	$10.17	$12.79
Total Return(2)	(57.38)%	(18.01)%	29.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$235,067	$1,050,642	$783,787
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	0.74%	0.72%	0.77%
Net investment income, net of reimbursements and credits	3.74%	2.73%	2.27%
Net investment income, before reimbursements and credits	3.65%	2.66%	2.15%
Portfolio Turnover Rate	38.23%	25.48%	8.42%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commenced investment operations on July 26, 2006.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2009	2008(4)
Net Asset Value, Beginning of Period	$9.98	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.02
Net realized and unrealized losses	(4.36)	(0.04)
Total from Investment Operations	(4.27)	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.09)	–
Total Distributions Paid	(0.09)	–
Net Asset Value, End of Period	$5.62	$9.98
Total Return(2)	(42.89)%	(0.20)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$33,738	$21,216
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.65%	0.65%
Expenses, before reimbursements and credits	1.23%	3.84	%(5)
Net investment income, net of reimbursements and credits	2.35%	3.66	%(5)
Net investment income, before reimbursements and credits	1.77%	0.47	%(5)
Portfolio Turnover Rate	17.55%	0.33%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commenced investment operations on March 5, 2008.
(5)	As the Fund commenced investment operations on March 5, 2008, annualized gross expenses and net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2009	2008	2007	2006	2005(4)
Net Asset Value, Beginning of Period	$13.02	$13.92	$12.04	$9.81	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.36	0.35	0.15	0.02
Net realized and unrealized gains (losses)	(6.31)	(0.76)	2.04	2.18	(0.21)
Total from Investment Operations	(6.02)	(0.40)	2.39	2.33	(0.19)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.30)	(0.34)	(0.32)	(0.07)	–
From net realized gains	–	(0.16)	(0.19)	(0.03)	–
Total Distributions Paid	(0.30)	(0.50)	(0.51)	(0.10)	–
Net Asset Value, End of Period	$6.70	$13.02	$13.92	$12.04	$9.81
Total Return(2)	(46.49)%	(3.10)%	20.05%	23.91%	(1.90)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$828,342	$1,672,952	$1,499,877	$1,135,628	$270,034
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.62%	0.62%	0.63%	0.62%	0.62%
Net investment income, net of reimbursements and credits	3.16%	2.27%	2.31%	1.96%	7.58	%(5)
Net investment income, before reimbursements and credits	2.99%	2.10%	2.13%	1.79%	7.41	%(5)
Portfolio Turnover Rate	20.29%	7.18%	7.49%	3.40%	0.00%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commenced investment operations on March 22, 2005.
(5)	As the Fund commenced investment operations on March 22, 2005, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MID CAP INDEX FUND
Selected per share data	2009	2008	2007	2006	2005(3)
Net Asset Value, Beginning of Period	$10.86	$12.41	$11.94	$9.94	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.16	0.20	0.10	0.02
Net realized and unrealized gains (losses)	(4.08)	(1.00)	0.75	2.01	(0.08)
Total from Investment Operations	(3.93)	(0.84)	0.95	2.11	(0.06)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)	(0.12)	(0.14)	(0.07)	–
From net realized gains	(0.36)	(0.59)	(0.34)	(0.04)	–
Total Distributions Paid	(0.49)	(0.71)	(0.48)	(0.11)	–
Net Asset Value, End of Period	$6.44	$10.86	$12.41	$11.94	$9.94
Total Return(1)	(36.39)%	(7.23)%	8.15%	21.23%	(0.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$203,248	$366,855	$315,551	$340,299	$102,086
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.51%	0.51%	0.52%	0.60%	0.63%
Net investment income, net of reimbursements and credits	1.49%	1.03%	1.38%	1.05%	9.14	%(4)
Net investment income, before reimbursements and credits	1.28%	0.82%	1.16%	0.75%	8.81	%(4)
Portfolio Turnover Rate	36.66%	21.73%	23.20%	18.88%	0.00%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on March 22, 2005.
(4)	As the Fund commenced investment operations on March 22, 2005, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP INDEX FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.60	$10.93	$11.98	$9.71	$9.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.13	0.10	0.09	0.06
Net realized and unrealized gains (losses)	(3.24)	(1.51)	0.52	2.36	0.38
Total from Investment Operations	(3.14)	(1.38)	0.62	2.45	0.44
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)	(0.13)	(0.09)	(0.07)	(0.03)
From net realized gains	(0.73)	(0.82)	(1.58)	(0.11)	–
Total Distributions Paid	(0.83)	(0.95)	(1.67)	(0.18)	(0.03)
Net Asset Value, End of Year	$4.63	$8.60	$10.93	$11.98	$9.71
Total Return(1)	(37.67)%	(13.36)%	5.51%	25.51%	4.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$154,988	$293,464	$372,679	$504,631	$358,525
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.35%	0.35%	0.35%	0.35%	0.62%
Expenses, before waivers, reimbursements and credits	0.54%	0.51%	0.57%	0.51%	0.89%
Net investment income, net of waivers, reimbursements and credits	1.21%	1.12%	0.70%	0.93%	0.66%
Net investment income, before waivers, reimbursements and credits	1.02%	0.96%	0.48%	0.77%	0.39%
Portfolio Turnover Rate	29.57%	19.38%	21.77%	22.33%	31.27%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$16.33	$17.53	$15.98	$14.57	$13.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.31	0.29	0.25	0.22
Net realized and unrealized gains (losses)	(6.48)	(1.21)	1.54	1.41	0.64
Total from Investment Operations	(6.19)	(0.90)	1.83	1.66	0.86
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)	(0.30)	(0.28)	(0.25)	(0.22)
Total Distributions Paid	(0.29)	(0.30)	(0.28)	(0.25)	(0.22)
Net Asset Value, End of Year	$9.85	$16.33	$17.53	$15.98	$14.57
Total Return(1)	(38.25)%	(5.27)%	11.57%	11.46%	6.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$855,009	$1,103,216	$636,236	$498,482	$391,752
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.25%	0.25%	0.25%	0.25%	0.52%
Expenses, before waivers, reimbursements and credits	0.39%	0.41%	0.41%	0.50%	0.79%
Net investment income, net of waivers, reimbursements and credits	2.25%	1.84%	1.76%	1.66%	1.56%
Net investment income, before waivers, reimbursements and credits	2.11%	1.68%	1.60%	1.41%	1.29%
Portfolio Turnover Rate	4.22%	4.57%	3.25%	4.86%	4.22%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5%

Australia – 8.1%

Bunnings Warehouse Property Trust	189,477	$207

CFS Retail Property Trust	1,240,451	1,407

Commonwealth Property Office Fund	1,273,296	805

Dexus Property Group	2,345,723	1,228

Goodman Group	1,947,917	443

GPT Group	2,955,163	899

ING Office Fund	1,175,168	349

Macquarie Office Trust	3,085,059	369

Mirvac Group	1,147,652	682

Stockland	1,051,417	2,275
Westfield Group	1,473,880	10,286
		18,950

Austria – 0.2%

CA Immobilien Anlagen A.G *	24,562	119
Conwert Immobilien Invest S.E. *	57,963	367
		486

Belgium – 0.6%

Befimmo SCA Sicafi	7,825	624

Cofinimmo	3,863	412

Intervest Offices	3,232	87

Leasinvest Real Estate SCA	730	46

Warehouses De Pauw SCA	2,242	83
Wereldhave Belgium N.V.	1,328	89
		1,341

Canada – 3.0%

Allied Properties Real Estate Investment Trust	20,408	208

Boardwalk Real Estate Investment Trust	32,077	662

Brookfield Properties Corp.	192,304	1,112

Calloway Real Estate Investment Trust	51,243	406

Canadian Apartment Properties Real Estate Investment Trust	43,952	436

Canadian Real Estate Investment Trust	39,901	633

Chartwell Seniors Housing Real Estate Investment Trust	64,772	206

Cominar Real Estate Investment Trust	30,066	328

Dundee Real Estate Investment Trust	11,395	115

Extendicare Real Estate Investment Trust	45,811	156

H&R Real Estate Investment Trust	96,523	590

InnVest Real Estate Investment Trust	49,260	125

Morguard Real Estate Investment Trust	29,160	227

Northern Property Real Estate Investment Trust	15,014	205

Primaris Retail Real Estate Investment Trust	40,564	292

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

Canada – 3.0% – continued
RioCan Real Estate Investment Trust	145,109	$1,445
		7,146

China – 0.4%

Beijing North Star Co., Class H *	635,797	113
Guangzhou R&F Properties Co. Ltd., Class H	649,182	751
		864

Finland – 0.2%

Citycon OYJ	122,901	238

Sponda OYJ *	52,760	145
Technopolis PLC	44,573	139
		522

France – 5.2%

Acanthe Developpement S.A.	31,760	48

Fonciere Des Regions	13,565	636

Gecina S.A.	12,879	494

ICADE	13,590	963

Klepierre	56,834	1,000

Mercialys	21,585	625

Societe de la Tour Eiffel	3,863	89

Societe Immobiliere de Location pour I’Industrie et le Commerce	8,831	663
Unibail-Rodamco	53,347	7,589
		12,107

Germany – 0.6%

Alstria Office A.G.	27,158	136

Colonia Real Estate A.G.	17,053	67

Deutsche Euroshop A.G.	22,184	640

Deutsche Wohnen A.G. *	18,025	273

DIC Asset A.G.	17,262	82

GAGFAH S.A.	31,187	153

Patrizia Immobilien AG *	24,252	44
Vivacon A.G.	16,409	46
		1,441

Greece – 0.1%

Babis Vovos International Construction Co. *	23,946	67

Eurobank Properties Real Estate Investment Co.	14,781	132
Lamda Development S.A. *	12,462	72
		271

Hong Kong – 16.5%

Agile Property Holdings Ltd.	1,113,780	629

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

Hong Kong – 16.5% – continued

Champion REIT	1,599,930	$382

China Overseas Land & Investment Ltd.	2,705,866	4,234

China Resources Land Ltd.	1,272,048	1,965

Country Garden Holdings Co.	2,446,356	646

Great Eagle Holdings Ltd.	224,393	295

Hang Lung Properties Ltd.	1,405,565	3,302

Henderson Land Development Co. Ltd.	741,702	2,824

Hongkong Land Holdings Ltd.	1,112,618	2,539

Hopson Development Holdings Ltd.	413,000	274

Hysan Development Co. Ltd.	545,070	921

Kerry Properties Ltd.	395,704	952

Kowloon Development Co. Ltd.	431,973	178

Link REIT (The)	1,440,926	2,845

New World China Land Ltd.	862,550	294

New World Development Ltd.	1,949,869	1,946

Shenzhen Investment Ltd.	1,172,763	292

Shimao Property Holdings Ltd.	904,226	793

Shui On Land Ltd.	930,319	328

Sino Land Co.	1,632,529	1,633
Sun Hung Kai Properties Ltd.	1,278,200	11,450
		38,722

Indonesia – 0.3%

Bakrieland Development Tbk PT *	13,430,635	99

Ciputra Development Tbk PT *	1,515,457	47
Lippo Karawaci Tbk PT *	7,104,990	517
		663

Italy – 0.1%

Beni Stabili S.p.A.	362,065	199
Immobiliare Grande Distribuzione	118,167	144
		343

Japan – 13.6%

Aeon Mall Co. Ltd.	61,897	791

Daibiru Corp.	42,400	342

Heiwa Real Estate Co. Ltd.	55,661	122

Japan Prime Realty Investment Corp.	411	768

Japan Real Estate Investment Corp.	269	2,075

Japan Retail Fund Investment Corp.	248	953

Kenedix Realty Investment Corp.	143	266

Mitsubishi Estate Co. Ltd.	675,318	7,700

Mitsui Fudosan Co. Ltd.	577,562	6,328

Mori Trust Sogo REIT, Inc.	55	394

Nippon Building Fund, Inc.	357	3,085

Nomura Real Estate Office Fund, Inc.	197	1,102

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

Japan – 13.6% – continued

NTT Urban Development Corp.	909	$729

Orix JREIT, Inc.	160	660

Premier Investment Co.	92	285

Sumitomo Realty & Development Co. Ltd.	314,425	3,506

TOC Co. Ltd.	73,500	266

Tokyo Tatemono Co. Ltd.	160,201	419

Tokyu Land Corp.	263,556	736

Tokyu REIT, Inc.	82	440

Top REIT Inc.	98	358
United Urban Investment Corp.	131	532
		31,857

Malaysia – 0.2%

IGB Corp. Bhd.	247,509	92

KLCC Property Holdings Bhd.	110,948	91

Land & General Bhd. *	251,827	12

SP Setia Bhd.	388,111	299
YNH Property Bhd	168,708	47
		541

Mexico – 0.5%

Consorcio ARA S.A.B. de C.V.	650,454	172

Corporacion GEO S.A.B. de C.V., Series B *	262,546	268

Desarrolladora Homex S.A.B. de C.V. *	165,133	367

Sare Holding S.A.B. de C.V. *	272,250	34
Urbi Desarrollos Urbanos S.A.B. de C.V. *	321,365	282
		1,123

Netherlands – 1.9%

Corio N.V.	44,426	1,834

Eurocommercial Properties N.V.	23,722	646

Nieuwe Steen Investments Funds N.V.	21,789	347

Vastned Offices/Industrial	17,018	183

Vastned Retail N.V.	11,505	465
Wereldhave N.V.	13,535	948
		4,423

New Zealand – 0.0%
Kiwi Income Property Trust	191,197	105

Norway – 0.0%
Norwegian Property ASA	84,810	51

Philippines – 0.4%

Ayala Land, Inc.	2,274,447	269

Filinvest Land, Inc.	9,970,000	74

Megaworld Corp.	6,800,000	79

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

Philippines – 0.4% – continued

Robinsons Land Corp.	597,275	$56

SM Prime Holdings, Inc.	2,608,003	395
Vista Land & Lifescapes, Inc.	1,220,759	20
		893

Poland – 0.1%

Globe Trade Centre S.A. *	56,512	241
LC Corp. S.A. *	420,529	86
		327

Singapore – 2.9%

Ascendas Real Estate Investment Trust	1,092,753	878

CapitaCommercial Trust	646,007	374

CapitaLand Ltd.	2,080,915	3,199

CapitaMall Trust	1,508,715	1,312

Keppel Land Ltd.	208,256	199

Mapletree Logistics Trust	891,299	220

Singapore Land Ltd.	107,756	225

Suntec Real Estate Investment Trust	821,291	340
Wing Tai Holdings Ltd.	357,380	165
		6,912

South Africa – 1.5%

Emira Property Fund	279,008	295

Fountainhead Property Trust	710,575	424

Growthpoint Properties Ltd.	973,914	1,398

Hyprop Investments Ltd.	87,891	362

Pangbourne Properties Ltd.	299,851	446

Redefine Income Fund Ltd.	503,310	347
SA Corporate Real Estate Fund	918,061	234
		3,506

Sweden – 1.0%

Castellum AB	121,471	683

Fabege AB	115,832	408

Hufvudstaden AB, Class A	61,031	314

Klovern AB	100,459	193

Kungsleden AB	100,944	387
Wihlborgs Fastigheter AB	27,386	306
		2,291

Switzerland – 1.0%

Allreal Holding A.G. (Registered)	3,323	350

PSP Swiss Property A.G. (Registered) *	32,186	1,358

Swiss Prime Site A.G. *	12,886	576

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

Switzerland – 1.0% – continued
Zueblin Immobilien Holding A.G. (Registered) *	22,199	$80
		2,364

Thailand – 0.4%

Amata Corp. PCL	286,700	25

Asian Property Development PCL	3,885,000	252

Central Pattana PCL (Registered)	259,763	92

Land and Houses PCL	2,849,400	240

LPN Development PCL	1,069,100	78

Property Perfect PCL	662,600	43

Quality House PCL *	2,056,700	47

SC Asset Corp. PCL *	131,400	26
Supalai PCL	1,199,013	68
		871

United Kingdom – 5.1%

Big Yellow Group PLC	54,011	148

British Land Co. PLC	552,553	2,854

Brixton PLC	162,101	41

CLS Holdings PLC *	10,793	36

Daejan Holdings	2,719	74

Derwent London PLC	61,888	590

Development Securities PLC	27,906	96

Grainger PLC	79,970	117

Great Portland Estates PLC	103,267	361

Hammerson PLC	456,604	1,678

Helical Bar PLC	68,274	281

Invista Foundation Property Trust Ltd.	338,620	111

Land Securities Group PLC	529,746	3,316

Liberty International PLC	236,036	1,309

Mucklow (A&J) Group PLC	16,817	52

Primary Health Properties PLC	18,142	60

Quintain Estates & Development PLC	130,761	16

Segro PLC	273,601	90

Shaftesbury PLC	88,661	371

St. Modwen Properties PLC	57,740	77

Unite Group PLC	98,509	96
Workspace Group PLC	811,499	142
		11,916

United States – 31.6%

Acadia Realty Trust	22,079	234

Agree Realty Corp.	6,169	97

Alexander’s, Inc.	1,551	264

Alexandria Real Estate Equities, Inc.	21,908	797

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

United States – 31.6% – continued

AMB Property Corp.	65,666	$946

American Campus Communities, Inc.	29,914	519

Apartment Investment & Management Co., Class A	84,009	460

Ashford Hospitality Trust, Inc.	79,423	122

Associated Estates Realty Corp.	16,006	91

AvalonBay Communities, Inc.	51,237	2,411

BioMed Realty Trust, Inc.	54,897	372

Boston Properties, Inc.	80,351	2,815

Brandywine Realty Trust	63,875	182

BRE Properties, Inc.	34,453	676

Camden Property Trust	35,775	772

CBL & Associates Properties, Inc.	54,528	129

Cedar Shopping Centers, Inc.	39,184	68

Colonial Properties Trust	38,081	145

Corporate Office Properties Trust SBI of Maryland	35,947	893

Corrections Corp. of America *	98,086	1,256

Cousins Properties, Inc.	28,732	185

DCT Industrial Trust, Inc.	119,099	378

Developers Diversified Realty Corp.	103,075	220

DiamondRock Hospitality Co.	63,106	253

Digital Realty Trust, Inc.	51,841	1,720

Douglas Emmett, Inc.	62,970	465

Duke Realty Corp.	99,812	549

DuPont Fabros Technology, Inc.	36,253	249

EastGroup Properties, Inc.	17,418	489

Education Realty Trust, Inc.	26,020	91

Entertainment Properties Trust	22,005	347

Equity Lifestyle Properties, Inc.	18,198	693

Equity One, Inc.	27,285	333

Equity Residential	180,659	3,315

Essex Property Trust, Inc.	18,220	1,045

Extra Space Storage, Inc.	57,359	316

Federal Realty Investment Trust	39,650	1,824

FelCor Lodging Trust, Inc.	63,245	86

First Industrial Realty Trust, Inc.	40,294	99

First Potomac Realty Trust	19,712	145

Forest City Enterprises, Inc., Class A	59,447	214

Getty Realty Corp.	13,849	254

HCP, Inc.	167,568	2,991

Health Care REIT, Inc.	74,267	2,272

Healthcare Realty Trust, Inc.	40,881	613

Hersha Hospitality Trust	25,861	49

Highwoods Properties, Inc.	43,608	934

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

United States – 31.6% – continued

Hilltop Holdings, Inc. *	40,887	$466

Home Properties, Inc.	22,168	679

Hospitality Properties Trust	62,599	751

Host Hotels & Resorts, Inc.	348,291	1,365

HRPT Properties Trust	153,354	489

Inland Real Estate Corp.	46,914	333

Investors Real Estate Trust	41,985	414

Kilroy Realty Corp.	22,412	385

Kimco Realty Corp.	180,276	1,374

Kite Realty Group Trust	24,018	59

LaSalle Hotel Properties	31,347	183

Lexington Realty Trust	68,706	164

Liberty Property Trust	66,087	1,252

LTC Properties, Inc.	16,690	293

Macerich (The) Co.	52,751	330

Mack-Cali Realty Corp.	44,846	888

Medical Properties Trust, Inc.	53,666	196

Mid-America Apartment Communities, Inc.	19,754	609

National Healthcare Corp.	11,724	471

National Retail Properties, Inc.	53,155	842

Nationwide Health Properties, Inc.	69,065	1,533

Omega Healthcare Investors, Inc.	57,063	803

Orient-Express Hotels Ltd.	50,082	205

Parkway Properties, Inc. of Maryland	12,299	127

Pennsylvania Real Estate Investment Trust	36,766	131

Post Properties, Inc.	30,779	312

ProLogis	178,103	1,158

PS Business Parks, Inc.	11,470	423

Public Storage	84,730	4,681

Ramco-Gershenson Properties Trust	14,493	93

Realty Income Corp.	71,181	1,340

Regency Centers Corp.	46,772	1,243

Saul Centers, Inc.	10,342	238

Senior Housing Properties Trust	81,340	1,140

Simon Property Group, Inc.	159,772	5,534

SL Green Realty Corp.	38,408	415

Sovran Self Storage, Inc.	15,281	307

Strategic Hotels & Resorts, Inc.	106,875	74

Sun Communities, Inc.	17,095	202

Sunstone Hotel Investors, Inc.	45,765	120

Tanger Factory Outlet Centers, Inc.	22,655	699

Taubman Centers, Inc.	28,213	481

TravelCenters of America LLC – (Fractional Shares) (1)*	50,000	–

UDR, Inc.	91,167	785

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

United States – 31.6% – continued

Universal Health Realty Income Trust	9,159	$268

Urstadt Biddle Properties, Inc., Class A	15,012	201

U-Store-It Trust	51,210	103

Ventas, Inc.	94,958	2,147

Vornado Realty Trust	102,480	3,406

Washington Real Estate Investment Trust	36,251	627

Weingarten Realty Investors	59,039	562
Winthrop Realty Trust	9,359	65
		74,344
Total Common Stocks
(Cost $476,609) (2)		224,380

INVESTMENT COMPANIES – 0.6%

ApexHi Properties Ltd., Class A	191,238	272

ApexHi Properties Ltd., Class B	154,687	267

ApexHi Properties Ltd., Class C	102,901	76

F&C Commercial Property Trust Ltd.	288,138	269

ING UK Real Estate Income Trust Ltd.	385,745	104

ISIS Property Ltd.	70,745	60

ISIS Property Trust 2 Ltd.	65,231	46

ProLogis European Properties	33,285	60

Standard Life Investment Property Income Trust PLC	96,302	38
UK Commercial Property Trust Ltd.	270,080	226
Total Investment Companies
(Cost $3,199) (2)		1,418

RIGHTS – 0.1%
Segro PLC *	3,283,212	225
Total Rights
(Cost $–) (2)		225

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.0%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$88	$88
Total Short-Term Investments
(Cost $88)		88

Total Investments – 96.2%
(Cost $479,896)		226,111
Other Assets less Liabilities – 3.8%		8,956
NET ASSETS – 100.0%		$235,067

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Global Real Estate Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000s)
DJ Euro Stoxx 50 (Euro)	30	$794	Long	6/09	$23
Hang Seng Index (Hong Kong Dollar)	16	1,399	Long	4/09	(57)
SPI 200 (Australian Dollar)	14	868	Long	6/09	21
S&P MidCap 400 E-Mini (U.S. Dollar)	96	4,684	Long	6/09	315
TOPIX Index (Japanese Yen)	10	784	Long	6/09	83

Total					$385

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the industry sectors (unaudited) for the Global Real Estate Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Capital Markets	0.1%
Commercial Service & Supply	0.6
Healthcare Providers & Services	0.2
Hotels Restaurants & Leisure	0.1
Household Durables	0.5
Insurance	0.2
Real Estate	3.0
Real Estate Investment Trusts	61.2
Real Estate Management/Development	34.1

Total	100.0%

At March 31, 2009, the Global Real Estate Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
U.S. Dollar	34.0%
Hong Kong Dollar	16.4
Japanese Yen	14.1
Euro	9.3
Australian Dollar	8.4
British Pound	5.7
All other currencies less than 5%	12.1

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Global Real Estate Index Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$82,613	$385

Level 2	143,498	–

Level 3	–	–

Total	$226,111	$385

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0%

Australia – 3.8%

AGL Energy Ltd.	1,712	$18

Alumina Ltd.	4,007	4

AMP Ltd.	9,377	31

APA Group	1,083	2

Asciano Group	1,308	1

Australia & New Zealand Banking Group Ltd.	10,687	117

Billabong International Ltd.	376	2

BlueScope Steel Ltd.	2,104	4

Brambles Ltd.	7,147	24

Cochlear Ltd.	214	7

Commonwealth Bank of Australia	7,165	174

CSR Ltd.	5,240	4

Downer EDI Ltd.	950	3

Fairfax Media Ltd.	5,889	4

Fortescue Metals Group Ltd. *	5,009	9

Leighton Holdings Ltd.	526	7

Macquarie Airports	3,873	5

Macquarie Infrastructure Group	5,658	6

National Australia Bank Ltd.	9,734	137

Newcrest Mining Ltd.	2,152	49

Orica Ltd.	1,387	14

Origin Energy Ltd.	4,186	43

Pacific Brands Ltd.	1,205	–

QBE Insurance Group Ltd.	4,884	66

Santos Ltd.	3,134	37

Spark Infrastructure Group (1)(2)	1,959	1

Suncorp-Metway Ltd.	6,272	26

Toll Holdings Ltd.	2,511	11

Transurban Group	5,029	16

United Group Ltd.	327	2

Wesfarmers Ltd.	5,949	78

West Australian Newspapers Holdings Ltd.	406	1

Westpac Banking Corp.	14,767	197

Woodside Petroleum Ltd.	2,217	58
Woolworths Ltd.	6,297	110
		1,268

Austria – 0.2%

OMV A.G.	600	20

Telekom Austria A.G.	1,320	20

Verbund – Oesterreichische Elektrizita- etswirtschafts A.G., Class A	220	8

Voestalpine A.G.	320	4

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Austria – 0.2% – continued
Wienerberger A.G.	320	$3
		55

Belgium – 0.4%

Bekaert N.V.	26	2

Belgacom S.A.	849	26

Delhaize Group	529	34

Dexia S.A.	4,856	17

KBC Groep N.V.	793	13

Solvay S.A., Class A	282	20
Umicore	306	6
		118

Canada – 6.6%

Agnico-Eagle Mines Ltd.	734	42

Agrium, Inc.	753	27

Astral Media, Inc.	207	4

Atco Ltd.	104	3

Bank of Montreal	2,684	70

Bank of Nova Scotia	5,179	128

Barrick Gold Corp.	4,488	145

BCE, Inc.	1,249	25

Biovail Corp.	414	4

Bombardier, Inc., Class B	7,953	19

Brookfield Asset Management, Inc., Class A	2,455	34

Canadian Imperial Bank of Commerce	1,883	69

Canadian National Railway Co.	2,328	83

Canadian Oil Sands Trust	1,157	22

Canadian Pacific Railway Ltd.	591	18

Canadian Tire Corp. Ltd., Class A	207	7

Canadian Utilities Ltd.	104	3

Cardiome Pharma Corp. *	207	1

CML Healthcare Income Fund	104	1

Enbridge, Inc.	2,013	58

EnCana Corp.	3,948	162

Finning International, Inc.	518	5

George Weston Ltd.	104	5

Gildan Activewear, Inc. *	311	3

Groupe Aeroplan, Inc.	621	4

Inmet Mining Corp.	104	3

Kincross Gold Corp.	3,137	57

Loblaw Cos. Ltd.	311	8

Manulife Financial Corp.	8,282	93

MDS, Inc. *	414	2

Methanex Corp.	311	2

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Canada – 6.6% – continued

Metro, Inc.	581	$17

Nexen, Inc.	2,582	44

Nova Chemicals Corp.	207	1

Petro-Canada	2,286	61

Potash Corp. of Saskatchewan	1,553	126

Ritchie Bros Auctioneers, Inc.	311	6

Rogers Communications, Inc., Class B	2,879	66

RONA, Inc. *	311	3

Royal Bank of Canada	7,344	214

Saputo, Inc.	414	7

Shaw Communications, Inc.	1,345	20

Shoppers Drug Mart Corp.	1,122	39

SNC-Lavalin Group, Inc.	585	15

Sun Life Financial, Inc.	3,015	55

Suncor Energy, Inc.	4,931	110

Talisman Energy, Inc.	4,832	51

Teck Cominco Ltd., Class B	1,242	7

TELUS Corp.	700	18

Toronto-Dominion Bank	4,339	150

TransAlta Corp.	1,079	16

TransCanada Corp.	3,025	72

Viterra, Inc. *	621	4
Yamana Gold, Inc.	2,752	26
		2,235

Denmark – 0.6%

Danisco A/S	141	4

FLSmidth & Co. A/S	153	4

Novo-Nordisk A/S, Class B	2,526	121

Novozymes A/S, Class B	222	16
Vestas Wind Systems A/S *	900	40
		185

Finland – 0.9%

Kesko OYJ, Class A	56	2

Kesko OYJ, Class B	189	4

Kone OYJ, Class B	987	20

Metso OYJ	368	4

Neste Oil OYJ *	357	5

Nokia OYJ	20,507	240

Rautaruukki OYJ	231	4

Stora Enso OYJ (Registered) *	2,393	9

UPM-Kymmene OYJ	2,840	16
YIT OYJ	342	2
		306

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

France – 2.5%

Accor S.A.	920	$32

Air Liquide S.A.	1,341	109

Bouygues S.A.	1,100	39

Carrefour S.A.	2,737	107

Cie de Saint-Gobain	1,833	51

Compagnie Generale des Establissements Michelin, Class B	721	27

Dassault Systemes S.A.	158	6

Groupe Danone	2,641	129

Lafarge S.A.	631	28

L’Oreal S.A.	1,304	90

Peugeot S.A.	497	9

PPR	354	23

Renault S.A.	763	16

Schneider Electric S.A.	1,228	81
Vinci S.A.	2,611	97
		844

Germany – 2.0%

Allianz S.E. (Registered)	2,380	201

Bayerische Motoren Werke A.G.	1,527	44

Beiersdorf A.G.	391	18

Deutsche Lufthansa A.G. (Registered)	1,129	12

Deutsche Post A.G. (Registered)	3,989	43

K+S A.G.	674	31

Linde A.G.	675	46

Metro A.G.	565	19

Muenchener Rueckversicherungs A.G. (Registered)	1,060	129

Q-Cells S.E. *	169	3

Solarworld A.G.	229	5
Volkswagen A.G.	452	139
		690

Greece – 0.0%

Coca Cola Hellenic Bottling Co. S.A.	380	6

Public Power Corp. S.A.	260	5
Titan Cement Co. S.A.	110	2
		13

Hong Kong – 1.0%

CLP Holdings Ltd.	10,000	69

Hang Lung Properties Ltd.	8,000	19

Hang Seng Bank Ltd.	3,500	35

Hong Kong & China Gas Co. Ltd.	20,700	33

Hong Kong Electric Holdings Co. Ltd.	6,500	38

Li & Fung Ltd.	14,000	33

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Hong Kong – 1.0% – continued

MTR Corp.	5,028	$12

New World Development Ltd.	7,000	7

Noble Group Ltd.	3,600	3
Sun Hung Kai Properties Ltd.	8,000	72
		321

Ireland – 0.3%

CRH PLC	2,866	61

Experian PLC	5,397	34
Kerry Group PLC, Class A	389	8
		103

Italy – 1.9%

Atlantia S.p.A.	1,226	19

Autogrill S.p.A.	245	2

Enel S.p.A.	21,547	103

ENI S.p.A.	13,419	258

Italcementi S.p.A. (RSP)	237	1

Pirelli & C. S.p.A.	4,915	1

Snam Rete Gas S.p.A.	3,173	17

Telecom Italia S.p.A.	50,749	65

Telecom Italia S.p.A. (RSP)	31,698	32

Terna S.p.A.	4,888	15
UniCredit S.p.A. (Milan Exchange)	68,584	114
		627

Japan – 10.2%

Advantest Corp.	400	6

Aeon Co. Ltd.	3,700	24

Air Water, Inc.	1,000	9

Aisin Seiki Co. Ltd.	400	6

Ajinomoto Co., Inc.	3,000	21

All Nippon Airways Co. Ltd. *	2,000	8

Asahi Glass Co. Ltd.	4,000	21

Asahi Kasei Corp.	7,000	25

Astellas Pharma, Inc.	2,400	74

Benesse Corp.	400	15

Canon, Inc.	5,900	172

Chugai Pharmaceutical Co. Ltd.	1,010	17

Dai Nippon Printing Co. Ltd.	3,000	28

Daiichi Sankyo Co. Ltd.	3,300	56

Daito Trust Construction Co. Ltd.	500	17

Daiwa House Industry Co. Ltd.	3,000	24

Daiwa Securities Group, Inc.	7,000	31

Denso Corp.	2,200	44

Eisai Co. Ltd.	1,300	38

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Japan – 10.2% – continued

Fanuc Ltd.	900	$62

Fast Retailing Co. Ltd.	300	34

FUJIFILM Holdings Corp.	2,200	48

Fujitsu Ltd.	10,000	38

Hankyu Hanshin Holdings, Inc.	5,000	23

Hitachi Construction Machinery Co. Ltd.	200	3

Hitachi Metals Ltd.	1,000	7

Honda Motor Co. Ltd.	8,100	194

Ibiden Co. Ltd.	400	10

JGC Corp.	1,000	11

Joyo Bank (The) Ltd.	3,000	14

JS Group Corp.	900	10

JSR Corp.	400	5

Kaneka Corp.	1,000	5

Kao Corp.	3,000	59

Kawasaki Kisen Kaisha Ltd.	2,000	6

KDDI Corp.	16	75

Keihin Electric Express Railway Co. Ltd.	2,000	14

Keio Corp.	2,000	11

Kikkoman Corp.	1,000	8

Kintetsu Corp.	8,000	33

Konica Minolta Holdings, Inc.	2,000	17

Kubota Corp.	6,000	33

Kuraray Co. Ltd.	1,000	9

Kurita Water Industries Ltd.	400	8

Kyocera Corp.	900	60

Lawson, Inc.	200	8

Makita Corp.	400	9

Mazda Motor Corp.	2,000	3

Mitsubishi Chemical Holdings Corp.	4,500	16

Mitsubishi Estate Co. Ltd.	6,000	68

Mitsubishi Gas Chemical Co., Inc.	1,000	4

Mitsubishi Materials Corp.	5,000	14

Mitsui Chemicals, Inc.	2,000	5

Mitsui Fudosan Co. Ltd.	4,000	44

Mizuho Financial Group, Inc.	60,300	117

Murata Manufacturing Co. Ltd.	1,000	39

NGK Insulators Ltd.	1,000	16

Nidec Corp.	500	23

Nikon Corp.	2,000	23

Nippon Express Co. Ltd.	4,000	13

Nippon Mining Holdings, Inc.	3,500	14

Nippon Sheet Glass Co. Ltd.	2,000	5

Nippon Steel Corp.	30,000	81

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Japan – 10.2% – continued

Nippon Yusen Kabushiki Kaisha	6,000	$23

Nissan Motor Co. Ltd.	10,400	38

Nisshin Seifun Group, Inc.	1,000	11

Nisshin Steel Co. Ltd.	2,000	3

Nissin Food Products Co. Ltd.	200	6

Nitto Denko Corp.	700	14

Nomura Holdings, Inc.	9,800	49

NSK Ltd.	1,000	4

NTT DoCoMo, Inc.	77	105

Obayashi Corp.	3,000	15

Odakyu Electric Railway Co. Ltd.	3,000	23

Olympus Corp.	1,000	16

Omron Corp.	600	7

Osaka Gas Co. Ltd.	9,000	28

Panasonic Corp.	10,000	110

Panasonic Electric Works Co. Ltd.	2,000	15

Rengo Co. Ltd.	1,000	5

Resona Holdings, Inc.	2,600	35

Ricoh Co. Ltd.	3,000	36

Rohm Co. Ltd.	500	25

Sanyo Electric Co. Ltd. *	5,000	7

Secom Co. Ltd.	1,100	41

Sekisui Chemical Co. Ltd.	2,000	10

Sekisui House Ltd.	3,000	23

Sharp Corp.	4,000	32

Shimano, Inc.	200	6

Shimizu Corp.	2,000	8

Shin – Etsu Chemical Co. Ltd.	2,000	98

Shinsei Bank Ltd. *	4,000	4

Shionogi & Co. Ltd.	2,000	34

Shiseido Co. Ltd.	2,000	29

Shizuoka Bank (The) Ltd.	3,000	27

SMC Corp. of Japan	300	29

Sojitz Corp.	3,200	4

Sony Corp.	5,200	107

Sumitomo Chemical Co. Ltd.	6,000	21

Sumitomo Metal Industries Ltd.	17,000	35

Sumitomo Metal Mining Co. Ltd.	3,000	29

Sumitomo Trust & Banking (The) Co. Ltd.	9,000	35

T&D Holdings, Inc.	1,100	26

Taiyo Nippon Sanso Corp.	1,000	7

TDK Corp.	500	19

Teijin Ltd.	4,000	9

Terumo Corp.	800	30

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Japan – 10.2% – continued

Tobu Railway Co. Ltd.	3,000	$15

Tohoku Electric Power Co., Inc.	2,200	48

Tokyo Electron Ltd.	800	30

Tokyo Gas Co. Ltd.	11,000	38

Tokyu Corp.	5,000	21

Toppan Printing Co. Ltd.	2,000	14

Toray Industries, Inc.	7,000	28

Tosoh Corp.	1,000	2

Toyo Seikan Kaisha Ltd.	600	9

Toyota Industries Corp.	700	15

Ube Industries Ltd. of Japan	3,000	5

Uni-Charm Corp.	200	12

Yakult Honsha Co. Ltd.	300	5

Yamaha Corp.	300	3

Yamaha Motor Co. Ltd.	600	5

Yamato Holdings Co. Ltd.	2,000	19
Yamato Kogyo Co. Ltd.	200	4
		3,446

Luxembourg – 0.0%
Oriflame Cosmetics S.A. SDR	200	6

Netherlands – 4.3%

Aegon N.V.	5,700	22

Akzo Nobel N.V.	1,231	47

Arcelormittal	4,341	88

ASML Holding N.V.	2,134	38

Fugro N.V. – CVA	205	6

ING Groep N.V. – CVA	11,114	62

Koninklijke Ahold N.V.	6,415	70

Koninklijke Boskalis Westminster N.V.	110	2

Koninklijke DSM N.V.	857	23

Koninklijke Philips Electronics N.V.	5,119	76

Randstad Holdings N.V.	273	5

Reed Elsevier N.V.	3,282	35

Royal Dutch Shell PLC, Class A (London Exchange)	19,132	430

Royal Dutch Shell PLC, Class B (London Exchange)	14,508	318

TNT N.V.	1,877	32

Unilever N.V. (CVA)	9,023	178
Wolters Kluwer N.V.	1,543	25
		1,457

New Zealand – 0.0%

Auckland International Airport Ltd.	2,171	2

Contact Energy Ltd.	576	2

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

New Zealand – 0.0% – continued

Fisher & Paykel Appliances Holdings Ltd.	731	$–

Fletcher Building Ltd.	1,941	7

Mainfreight Ltd.	161	1
Telecom Corp. of New Zealand Ltd.	1,778	2
		14

Norway – 0.6%

DnB NOR ASA	1,800	8

Norsk Hydro ASA	2,150	8

Orkla ASA	3,800	26

ProSafe SE *	300	1

Renewable Energy Corp. A/S *	400	4

StatoilHydro ASA	6,300	110

Storebrand ASA	550	2

Tandberg ASA	450	7

Telenor ASA	3,700	21
Yara International ASA	950	21
		208

Portugal – 0.2%

Banco Comercial Portugues S.A. (Registered) *	14,351	12

Banco Espirito Santo S.A. (Registered)	861	3

BRISA	1,012	7

Cimpor Cimentos de Portugal SGPS S.A.	879	4

Galp Energia SGPS S.A., Class B	556	7

Jeronimo Martins SGPS S.A.	612	3
Portugal Telecom, SGPS, S.A. (Registered)	4,681	36
		72

Singapore – 0.1%

City Developments Ltd.	3,000	10

ComfortDelgro Corp. Ltd.	7,000	6

SembCorp Industries Ltd.	4,000	6

SembCorp Marine Ltd.	2,000	3
Singapore Airlines Ltd.	2,000	13
		38

Spain – 2.9%

Abertis Infraestructuras S.A.	1,464	23

Acciona S.A.	80	8

Acerinox S.A.	415	5

ACS Actividades de Construccion y Servicios S.A.	1,019	42

Banco Bilbao Vizcaya Argentaria S.A.	19,728	160

Banco Santander S.A.	43,067	296

Cia Espanola de Petroleos S.A.	465	20

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Spain – 2.9% – continued

Cintra Concesiones de Infraestructuras de Transporte S.A.	404	$2

Ebro Puleva S.A.	209	3

Gamesa Corp. Tecnologica S.A.	436	6

Gas Natural SDG S.A.	2,478	33

Iberdrola S.A.	26,327	185

Inditex S.A.	999	39

Repsol YPF S.A.	4,479	77

SOS Cuetara S.A.	322	2

Union Fenosa S.A.	2,515	60
Zardoya Otis S.A.	348	6
		967

Sweden – 1.4%

Alfa Laval AB	1,400	11

Assa Abloy AB, Class B	1,300	12

Electrolux AB, Class B *	900	7

Elekta AB, Class B	200	2

Hennes & Mauritz AB, Class B	2,600	98

Holmen AB, Class B	200	3

Sandvik AB	5,200	30

Scania AB, Class B	1,600	13

Skanska AB, Class B	1,900	16

SKF AB, Class B	1,900	17

Ssab Svenskt Stal AB, Class A	500	4

Svenska Cellulosa AB, Class B	2,800	21

Svenska Handelsbanken AB, Class A	2,309	33

Telefonaktiebolaget LM Ericsson, Class B	15,233	124

TeliaSonera AB	10,438	50

Volvo AB, Class A	1,346	7
Volvo AB, Class B	4,400	23
		471

Switzerland – 4.2%

Adecco S.A. (Registered)	559	18

Credit Suisse Group A.G. (Registered)	5,078	154

Geberit A.G. (Registered)	159	14

Givaudan S.A. (Registered) *	24	12

Holcim Ltd. (Registered)	1,012	36

Novartis A.G. (Registered)	14,246	537

Roche Holding A.G. (Genusschein)	3,785	519

STMicroelectronics N.V. *	2,605	13

Swiss Reinsurance (Registered)	1,754	29

Swisscom A.G. (Registered)	118	33

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

Switzerland – 4.2% – continued
Xstrata PLC	9,192	$61
		1,426

United Kingdom – 6.9%

Acergy S.A.	450	3

Aggreko PLC	763	5

Arriva PLC	556	3

AstraZeneca PLC	7,805	277

Aviva PLC	12,656	39

Balfour Beatty PLC	2,875	13

British Airways PLC	1,025	2

Bunzl PLC	883	7

Burberry Group PLC	1,537	6

Capita Group PLC	3,165	31

Centrica PLC	26,768	87

Compass Group PLC	8,761	40

De La Rue PLC	270	4

FirstGroup PLC	1,995	8

Hays PLC	2,523	3

Home Retail Group PLC	2,381	8

HSBC Holdings PLC	65,351	370

Inchcape PLC	832	1

Intercontinental Hotels Group PLC	808	6

International Power PLC	8,082	24

Invensys PLC *	2,121	5

ITV PLC	5,836	2

Kingfisher PLC	9,354	20

Lloyds Banking Group PLC	48,253	49

National Grid PLC	12,589	97

Next PLC	1,020	19

Pearson PLC	4,138	41

Persimmon PLC	586	3

Reckitt Benckiser Group PLC	3,079	116

Reed Elsevier PLC	5,421	39

Royal Bank of Scotland Group PLC *	78,231	28

Royal Bank of Scotland Group PLC (Subscription Shares) *	33,527	–

Scottish & Southern Energy PLC	4,697	75

Stagecoach Group PLC	1,468	2

Tesco PLC	41,422	198

Thomson Reuters PLC	878	20

Tomkins PLC	1,587	3

TUI Travel PLC	2,757	9

Unilever PLC	6,608	125

Vodafone Group PLC	282,881	494

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

United Kingdom – 6.9% – continued

Wolseley PLC *	2,760	$9
WPP PLC	6,149	35
		2,326

United States – 44.0%

3M Co.	3,680	183

Adobe Systems, Inc. *	2,580	55

AES (The) Corp. *	3,820	22

Aetna, Inc.	2,540	62

Aflac, Inc.	2,580	50

Agilent Technologies, Inc. *	1,760	27

Air Products & Chemicals, Inc.	1,020	57

Airgas, Inc.	220	7

Allergan, Inc.	1,500	72

Amazon.com, Inc. *	1,630	120

American Express Co.	6,050	82

Amgen, Inc. *	5,740	284

Apache Corp.	1,740	112

Applied Materials, Inc.	7,390	79

Autozone, Inc. *	220	36

AvalonBay Communities, Inc.	330	16

Ball Corp.	470	20

Bank of New York Mellon Corp.	6,120	173

Baxter International, Inc.	3,370	173

BB&T Corp.	3,050	52

Becton, Dickinson & Co.	1,230	83

Bed Bath & Beyond, Inc. *	1,350	33

Best Buy Co., Inc.	1,650	63

Biogen Idec, Inc. *	1,510	79

Black & Decker Corp.	160	5

BorgWarner, Inc.	300	6

Boston Properties, Inc.	630	22

Bristol-Myers Squibb Co.	10,480	230

Burlington Northern Santa Fe Corp.	1,500	90

C.H. Robinson Worldwide, Inc.	870	40

Calpine Corp. *	1,159	8

Caterpillar, Inc.	3,140	88

Celgene Corp. *	2,390	106

Centerpoint Energy, Inc.	1,580	16

Charles Schwab (The) Corp.	5,150	80

Chesapeake Energy Corp.	2,920	50

Chubb Corp.	1,800	76

Cisco Systems, Inc. *	31,650	531

CME Group, Inc.	313	77

Coach, Inc. *	1,370	23

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

United States – 44.0% – continued

Colgate – Palmolive Co.	2,750	$162

ConocoPhillips	8,070	316

Consolidated Edison, Inc.	1,340	53

Cooper Industries Ltd., Class A	640	17

Corning, Inc.	8,530	113

Costco Wholesale Corp.	2,250	104

Crown Castle International Corp. *	1,410	29

CSX Corp.	2,180	56

Cummins, Inc.	1,150	29

Danaher Corp.	1,410	76

Darden Restaurants, Inc.	630	22

Deere & Co.	2,160	71

Dell, Inc. *	9,480	90

Devon Energy Corp.	2,240	100

Discover Financial Services	2,370	15

Disney (The Walt) Co.	9,810	178

Donnelley (R.R.) & Sons Co.	530	4

Dover Corp.	1,030	27

Dun & Bradstreet Corp.	310	24

Eaton Corp.	850	31

Ecolab, Inc.	950	33

Edison International	1,570	45

Emerson Electric Co.	3,990	114

EOG Resources, Inc.	1,210	66

EQT Corp.	580	18

Equity Residential	1,410	26

Expeditors International of Washington, Inc.	1,090	31

Family Dollar Stores, Inc.	720	24

Fastenal Co.	590	19

FedEx Corp.	340	15

Fifth Third Bancorp	2,190	6

First Solar, Inc. *	210	28

FPL Group, Inc.	2,180	111

Franklin Resources, Inc.	740	40

Gap (The), Inc.	1,930	25

General Mills, Inc.	1,790	89

Genuine Parts Co.	720	21

Genworth Financial, Inc., Class A	970	2

Genzyme Corp. *	1,370	81

Gilead Sciences, Inc. *	4,870	226

Google, Inc., Class A *	1,290	449

Grainger (W.W.), Inc.	270	19

Harley-Davidson, Inc.	710	9

Hartford Financial Services Group, Inc.	1,500	12

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

United States – 44.0% – continued

Hess Corp.	1,440	$78

Hewlett-Packard Co.	13,240	424

Host Hotels & Resorts, Inc.	2,380	9

Hudson City Bancorp, Inc.	2,700	32

IBM Corp.	7,260	703

Illinois Tool Works, Inc.	2,170	67

Ingersoll-Rand Co. Ltd., Class A	1,222	17

Intel Corp.	30,090	453

IntercontinentalExchange, Inc. *	280	21

International Paper Co.	2,450	17

Johnson & Johnson	14,980	788

Johnson Controls, Inc.	2,900	35

KeyCorp	2,860	22

Kimberly-Clark Corp.	2,260	104

Kimco Realty Corp.	770	6

Kraft Foods, Inc., Class A	7,680	171

Limited Brands, Inc.	760	7

Lincoln National Corp.	1,180	8

M&T Bank Corp.	220	10

Marriott International, Inc., Class A	1,660	27

Martin Marietta Materials, Inc.	160	13

Masco Corp.	1,640	11

Mattel, Inc.	1,990	23

McDonald’s Corp.	6,030	329

MDU Resources Group, Inc.	910	15

MeadWestvaco Corp.	430	5

MetroPCS Communications, Inc. *	1,210	21

Mohawk Industries, Inc. *	190	6

Motorola, Inc.	10,390	44

National-Oilwell Varco, Inc. *	1,930	55

NetApp, Inc. *	1,450	22

NII Holdings, Inc. *	850	13

NIKE, Inc., Class B	2,100	98

Nordstrom, Inc.	470	8

Norfolk Southern Corp.	1,860	63

Northern Trust Corp.(3)(4)	1,185	71

NRG Energy, Inc. *	990	17

Nucor Corp.	1,730	66

NYSE Euronext	1,360	24

Omnicom Group, Inc.	1,540	36

Owens-Illinois, Inc. *	730	11

PACCAR, Inc.	1,920	49

Penney (J.C.) Co., Inc.	980	20

People’s United Financial, Inc.	1,780	32

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

United States – 44.0% – continued

PepsiCo, Inc.	8,400	$432

PG&E Corp.	1,990	76

Pitney Bowes, Inc.	850	20

PNC Financial Services Group, Inc.	2,350	69

PPG Industries, Inc.	820	30

PPL Corp.	1,830	53

Praxair, Inc.	1,650	111

Price (T. Rowe) Group, Inc.	1,380	40

Principal Financial Group, Inc.	960	8

Procter & Gamble (The) Co.	16,060	756

Progressive (The) Corp. *	3,240	44

ProLogis	700	5

Public Service Enterprise Group, Inc.	2,780	82

QUALCOMM, Inc.	8,920	347

Questar Corp.	890	26

Regions Financial Corp.	2,520	11

Reliant Energy, Inc. *	1,100	4

Rockwell Automation, Inc.	530	12

Rohm & Haas Co.	650	51

Roper Industries, Inc.	440	19

Schering-Plough Corp.	8,260	195

Sempra Energy	1,190	55

Sigma-Aldrich Corp.	600	23

Sprint Nextel Corp. *	1,790	6

SPX Corp.	130	6

St. Jude Medical, Inc. *	1,810	66

Stanley Works (The)	380	11

Staples, Inc.	3,850	70

Starbucks Corp. *	3,810	42

Starwood Hotels & Resorts Worldwide, Inc.	500	6

State Street Corp.	2,090	64

SunTrust Banks, Inc.	1,700	20

Sysco Corp.	3,230	74

Target Corp.	3,910	134

Texas Instruments, Inc.	6,710	111

Thermo Fisher Scientific, Inc. *	2,220	79

Thomson Reuters Corp.	911	23

Tiffany & Co.	310	7

TJX Cos., Inc.	1,990	51

Travelers Cos. (The), Inc.	3,040	124

U.S. Bancorp	9,570	140

United Parcel Service, Inc., Class B	1,200	59

United States Steel Corp.	360	8

Valero Energy Corp.	2,850	51

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% – continued

United States – 44.0% – continued

VF Corp.	490	$28

Vornado Realty Trust	722	24

Vulcan Materials Co.	590	26

Weatherford International Ltd. *	3,260	36

WellPoint, Inc. *	2,680	102

Wells Fargo & Co.	22,820	325

Weyerhaeuser Co.	850	23

Whirlpool Corp.	180	5

Windstream Corp.	1,790	14

Wisconsin Energy Corp.	450	19

Xerox Corp.	4,110	19

XTO Energy, Inc.	3,080	94
Zimmer Holdings, Inc. *	1,080	39
		14,840
Total Common Stocks
(Cost $45,152) (5)		32,036

PREFERRED STOCKS – 0.1%

Germany – 0.1%

Henkel A.G. & Co KGaA	687	19
Volkswagen A.G.	565	32
		51
Total Preferred Stocks
(Cost $82) (5)		51

RIGHTS – 0.2%

Banco Espirito Santo S.A. *	861	2

Fortis *	6,339	–
HSBC Holdings PLC *	27,229	55
Total Rights
(Cost $–) (5)		57

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.5%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$851	$851
Total Short-Term Investments
(Cost $851)		851

Total Investments – 97.8%
(Cost $46,085)		32,995
Other Assets less Liabilities – 2.2%		743
NET ASSETS – 100.0%		$33,738

(1)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of the restricted illiquid security amounted to approximately $1,000 or 0.0% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Spark Infrastructure Group	6/11/08 – 11/04/08	$3

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	At March 31, 2008, the value of the Fund’s investment in Northern Trust Corp. was approximately $21,000 with gross purchases of approximately $42,000 during the fiscal year ended March 31, 2009. There were no sales during the fiscal year ended March 31, 2009.
(4)	Investment in affiliate.
(5)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Global Sustainability Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
DJ Euro Stoxx 50 (Euro)	23	$609	Long	6/09	$7
S&P 500 E-Mini (U.S. Dollar)	5	199	Long	6/09	5
FTSE 100 Index (British Pound)	1	56	Long	6/09	–
SPI 200 (Australian Dollar)	4	248	Long	6/09	–
TOPIX Index (Japanese Yen)	3	235	Long	6/09	13

Total					$25

At March 31, 2009, the Global Sustainability Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
U.S. Dollar	46.1%
Euro	14.1
Japanese Yen	10.7
British Pound	10.0
Canadian Dollar	7.0
All other currencies less than 5%	12.1

Total	100.0%

At March 31, 2009, the industry sectors (unaudited) for the Global Sustainability Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.5%
Consumer Staples	10.8
Energy	9.2
Financials	18.4
Health Care	13.7
Industrials	9.4
Information Technology	13.7
Materials	6.7
Telecommunication Services	3.6
Utilities	5.0

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the Global Sustainability Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
British Pound	40	U.S. Dollar	56	6/17/09	$(1)
U.S. Dollar	110	British Pound	77	6/17/09	–
U.S. Dollar	98	Euro	76	6/17/09	3
U.S. Dollar	260	Euro	195	6/17/09	(1)
U.S. Dollar	92	Japanese Yen	8,993	6/17/09	(1)

Total					$–

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Global Sustainability Index Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$17,092	$25

Level 2	15,903	–

Level 3	–	–

Total	$32,995	$25

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1%

Australia – 6.6%

AGL Energy Ltd.	57,905	$604

Alumina Ltd.	163,984	149

Amcor Ltd.	106,804	331

AMP Ltd.	234,197	768

Aristocrat Leisure Ltd.	44,804	106

ASX Ltd.	20,238	414

Australia & New Zealand Banking Group Ltd.	241,855	2,658

AXA Asia Pacific Holdings Ltd.	97,722	232

Bendigo and Adelaide Bank Ltd.	13,206	75

BHP Billiton Ltd.	396,853	8,847

Billabong International Ltd.	11,476	68

BlueScope Steel Ltd.	91,347	164

Boral Ltd.	97,508	246

Brambles Ltd.	167,124	559

Caltex Australia Ltd.	15,266	95

CFS Retail Property Trust	275,841	313

Coca-Cola Amatil Ltd.	69,087	417

Cochlear Ltd.	7,091	248

Commonwealth Bank of Australia	174,191	4,220

Computershare Ltd.	61,941	379

Crown Ltd.	59,307	261

CSL Ltd.	71,290	1,613

CSR Ltd.	176,783	148

Dexus Property Group	518,220	271

Fairfax Media Ltd.	247,870	174

Fortescue Metals Group Ltd. *	160,497	286

Foster’s Group Ltd.	235,506	830

Goodman Fielder Ltd.	111,815	81

Goodman Group	320,806	73

GPT Group	628,339	191

Harvey Norman Holdings Ltd.	64,926	116

Incitec Pivot Ltd.	244,432	362

Insurance Australia Group Ltd.	251,256	612

Leighton Holdings Ltd.	17,907	241

Lend Lease Corp. Ltd.	44,178	201

Lion Nathan Ltd.	39,496	222

Macquarie Airports	36,653	46

Macquarie Group Ltd.	34,440	651

Macquarie Infrastructure Group	284,251	292

Macquarie Office Trust	32,725	4

Metcash Ltd.	67,000	189

Mirvac Group	142,442	85

National Australia Bank Ltd.	224,960	3,154

Newcrest Mining Ltd.	58,908	1,336

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – (continued)

Australia – 6.6% continued

OneSteel Ltd.	113,360	$178

Orica Ltd.	44,020	454

Origin Energy Ltd.	108,178	1,119

Oxiana Ltd.	353,742	137

Perpetual Ltd.	4,700	88

Qantas Airways Ltd.	163,946	199

QBE Insurance Group Ltd.	116,665	1,569

Rio Tinto Ltd.	33,789	1,326

Santos Ltd.	71,669	835

Sims Metal Management Ltd.	17,125	203

Sonic Healthcare Ltd.	48,765	377

Stockland	194,654	421

Suncorp-Metway Ltd.	164,621	689

TABCORP Holdings Ltd.	72,479	328

Tatts Group Ltd.	141,878	273

Telstra Corp. Ltd.	520,205	1,162

Toll Holdings Ltd.	77,667	338

Transurban Group	148,220	483

Wesfarmers Ltd.	119,727	1,566

Wesfarmers Ltd. – PPS	22,103	291

Westfield Group	238,492	1,664

Westpac Banking Corp.	330,448	4,400

Woodside Petroleum Ltd.	57,822	1,523

Woolworths Ltd.	144,807	2,528
WorleyParsons Ltd.	19,337	243
		54,726

Austria – 0.3%

Erste Group Bank A.G.	22,960	393

OMV A.G.	19,910	662

Raiffeisen International Bank Holding A.G.	6,501	184

Strabag SE	5,360	105

Telekom Austria A.G.	42,280	639

Verbund – Oesterreichische Elektrizita-etswirtschafts A.G., Class A	10,060	382

Vienna Insurance Group	4,150	119

Voestalpine A.G.	17,070	224
Wienerberger A.G.	11,720	92
		2,800

Belgium – 0.9%

Anheuser-Busch InBev N.V.	86,930	2,400

Anheuser-Busch InBev N.V. (VVPR) *	38,176	–

Belgacom S.A.	20,399	639

Colruyt S.A.	2,012	462

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Belgium – 0.9% – continued

Delhaize Group	12,103	$785

Dexia S.A.	67,537	234

Fortis	269,636	496

Groupe Bruxelles Lambert S.A.	9,887	671

KBC Groep N.V.	19,291	312

Mobistar S.A.	4,169	263

Nationale A Portefeuille	5,263	244

Solvay S.A., Class A	7,744	542

UCB S.A.	13,172	388
Umicore	15,635	288
		7,724

Denmark – 0.9%

A.P. Moller – Maersk A/S, Class A	72	312

A.P. Moller – Maersk A/S, Class B	133	584

Carlsberg A/S, Class B	8,903	368

Coloplast A/S, Class B	2,956	182

Danisco A/S	7,119	213

Danske Bank A/S *	54,823	462

DSV A/S	23,425	172

FLSmidth & Co. A/S	6,610	169

Jyske Bank A/S (Registered) *	7,001	160

Novo-Nordisk A/S, Class B	52,921	2,538

Novozymes A/S, Class B	6,023	435

Topdanmark A/S *	1,964	194

TrygVesta A/S	3,524	179

Vestas Wind Systems A/S *	22,713	1,003
William Demant Holding A/S *	3,076	124
		7,095

Finland – 1.2%

Elisa OYJ	17,062	248

Fortum OYJ *	54,384	1,035

Kesko OYJ, Class B	8,459	175

Kone OYJ, Class B	20,011	414

Metso OYJ	15,979	188

Neste Oil OYJ *	18,080	240

Nokia OYJ	449,458	5,261

Nokian Renkaat OYJ	13,417	158

Orion OYJ, Class B	9,541	138

Outokumpu OYJ	17,000	184

Pohjola Bank PLC	12,935	76

Rautaruukki OYJ	10,484	168

Sampo OYJ, Class A	50,708	750

Sanoma OYJ	8,226	105

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Finland – 1.2% – continued

Stora Enso OYJ (Registered) *	76,473	$271

UPM-Kymmene OYJ	62,758	362
Wartsila OYJ	11,880	251
		10,024

France – 9.9%

Accor S.A.	23,374	812

ADP	4,178	222

Air France-KLM	20,154	180

Air Liquide S.A.	29,305	2,380

Alcatel-Lucent *	274,037	515

Alstom S.A.	26,168	1,354

Atos Origin S.A.	8,526	219

AXA S.A.	183,082	2,222

BioMerieux	1,123	88

BNP Paribas	97,034	3,998

Bouygues S.A.	29,403	1,049

Bureau Veritas S.A.	5,453	206

Cap Gemini S.A.	16,977	547

Carrefour S.A.	75,018	2,923

Casino Guichard Perrachon S.A.	5,584	363

Christian Dior S.A.	6,580	362

Cie de Saint-Gobain	45,211	1,265

Cie Generale d’Optique Essilor International S.A.	25,251	976

CNP Assurances	4,733	300

Compagnie Generale de Geophysique-Veritas *	16,790	194

Compagnie Generale des Establissements Michelin, Class B	17,500	648

Credit Agricole S.A.	109,138	1,201

Dassault Systemes S.A.	8,585	334

EDF S.A.	24,564	964

Eiffage S.A.	1,280	59

Eramet	619	136

Eurazeo	2,830	76

Eutelsat Communications	10,106	215

France Telecom S.A.	217,274	4,940

GDF Suez	129,595	4,455

GDF Suez (VVPR) *	8,064	–

Gecina S.A.	1,699	65

Groupe Danone	51,643	2,520

Hermes International	6,404	744

ICADE	2,196	156

Iliad S.A.	1,425	133

Imerys S.A.	2,766	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

France – 9.9% continued

Ipsen S.A.	2,514	$97

JC Decaux S.A.	9,878	112

Klepierre	11,847	208

Lafarge S.A.	15,583	699

Lagardere S.C.A.	14,464	405

Legrand S.A.	7,748	135

L’Oreal S.A.	29,083	2,005

LVMH Moet Hennessy Louis Vuitton S.A.	28,967	1,815

M6-Metropole Television	4,527	74

Natixis	120,503	205

Neopost S.A.	4,355	337

PagesJaunes Groupe S.A.	13,903	118

Pernod-Ricard S.A.	20,192	1,128

Peugeot S.A.	20,179	381

PPR	9,165	586

Publicis Groupe	15,489	396

Renault S.A.	22,354	462

Safran S.A.	28,025	260

Sanofi-Aventis S.A.	124,395	6,979

Schneider Electric S.A.	26,329	1,748

SCOR SE	23,104	476

SES S.A. FDR	34,687	662

Societe BIC S.A.	3,018	148

Societe Des Autoroutes Paris-Rhin-Rhone	2,367	151

Societe Generale	56,073	2,201

Societe Television Francaise 1	18,220	143

Sodexo	11,554	526

Suez Environnement S.A. *	31,848	468

Technip S.A.	12,522	441

Thales S.A.	12,320	467

Total S.A.	252,268	12,508

Unibail-Rodamco	10,045	1,429

Valeo S.A.	7,602	111

Vallourec S.A.	6,543	606

Veolia Environment	46,328	965

Vinci S.A.	49,843	1,846

Vivendi S.A.	138,325	3,654

Wendel	4,038	106
Zodiac S.A.	5,860	149
		82,129

Germany – 7.4%

Adidas A.G.	24,288	810

Allianz S.E. (Registered)	53,573	4,512

BASF S.E.	109,159	3,313

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Germany – 7.4% – continued

Bayer A.G.	90,383	$4,329

Bayerische Motoren Werke A.G.	40,806	1,184

Beiersdorf A.G.	10,645	479

Celesio A.G.	12,470	230

Commerzbank A.G.	83,820	449

Daimler A.G. (Registered)	106,787	2,714

Deutsche Bank A.G. (Registered)	64,128	2,608

Deutsche Boerse A.G.	23,898	1,443

Deutsche Lufthansa A.G. (Registered)	27,598	300

Deutsche Post A.G. (Registered)	103,695	1,116

Deutsche Postbank A.G.	10,049	160

Deutsche Telekom A.G. (Registered)	335,219	4,169

E.ON A.G.	224,785	6,255

Fraport A.G. Frankfurt Airport Services Worldwide	5,497	177

Fresenius Medical Care A.G. & Co. KGaA	23,423	911

Fresenius S.E.	2,237	85

GEA Group A.G.	21,073	225

Hamburger Hafen und Logistik A.G.	1,260	31

Hannover Rueckversicherung A.G. (Registered)	7,298	233

HeidelbergCement A.G.	3,555	117

Henkel A.G. & Co KGaA	17,079	432

Hochtief A.G.	5,694	216

K+S A.G.	18,199	846

Linde A.G.	16,519	1,122

MAN A.G.	12,958	565

Merck KGaA *	7,919	699

Metro A.G.	13,691	452

Muenchener Rueckversicherungs A.G. (Registered)	24,407	2,980

Puma A.G. Rudolf Dassler Sport A.G.	777	118

Q-Cells S.E. *	7,521	147

RWE A.G.	52,608	3,698

Salzgitter A.G.	5,474	307

SAP A.G.	101,541	3,605

Siemens A.G. (Registered)	102,698	5,880

Solarworld A.G.	10,072	207

Suedzucker A.G.	7,574	146

ThyssenKrupp A.G.	44,136	773

TUI A.G.	28,809	154

United Internet A.G. (Registered)	12,129	101

Volkswagen A.G.	10,462	3,220
Wacker Chemie A.G.	1,147	95
		61,613

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Greece – 0.5%

Alpha Bank A.E.	49,572	$331

Coca Cola Hellenic Bottling Co. S.A.	19,845	283

EFG Eurobank Ergasias S.A.	38,641	225

Hellenic Petroleum S.A.	13,254	127

Hellenic Telecommunications Organization S.A.	32,540	488

Marfin Investment Group S.A. *	74,270	271

National Bank of Greece S.A.	59,947	912

OPAP S.A.	26,950	712

Piraeus Bank S.A.	37,787	253

Public Power Corp. S.A.	13,160	239
Titan Cement Co. S.A.	7,537	161
		4,002

Hong Kong – 2.3%

ASM Pacific Technology Ltd.	20,000	70

Bank of East Asia Ltd.	184,920	357

BOC Hong Kong Holdings Ltd.	453,500	464

Cathay Pacific Airways Ltd.	188,000	189

Cheung Kong Holdings Ltd.	164,000	1,413

Cheung Kong Infrastructure Holdings Ltd.	45,000	180

CLP Holdings Ltd.	246,501	1,694

Esprit Holdings Ltd.	130,000	671

Foxconn International Holdings Ltd. *	275,000	117

Genting International PLC *	218,984	76

Hang Lung Group Ltd.	108,000	328

Hang Lung Properties Ltd.	254,000	597

Hang Seng Bank Ltd.	93,700	953

Henderson Land Development Co. Ltd.	129,000	491

Hong Kong & China Gas Co. Ltd.	489,890	773

Hong Kong Electric Holdings Co. Ltd.	170,000	1,009

Hong Kong Exchanges and Clearing Ltd.	125,000	1,181

Hopewell Highway Infrastructure Ltd.	8,700	5

Hopewell Holdings Ltd.	87,000	228

Hutchison Telecommunications

International Ltd.	183,000	57

Hutchison Whampoa Ltd.	252,000	1,236

Hysan Development Co. Ltd.	73,592	124

Kerry Properties Ltd.	90,199	217

Kingboard Chemicals Holdings Ltd.	77,000	160

Li & Fung Ltd.	294,800	692

Lifestyle International Holdings Ltd.	40,000	32

Link REIT (The)	266,000	525

Mongolia Energy Co. Ltd. *	447,000	129

MTR Corp.	173,578	418

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Hong Kong – 2.3% – continued

New World Development Ltd.	324,139	$323

Noble Group Ltd.	146,400	115

NWS Holdings Ltd.	63,000	86

Orient Overseas International Ltd.	15,700	39

Pacific Basin Shipping Ltd.	287,000	131

Shangri-La Asia Ltd.	168,000	192

Sino Land Co.	262,038	262

Sun Hung Kai Properties Ltd.	167,000	1,496

Swire Pacific Ltd., Class A	102,000	681

Television Broadcasts Ltd.	32,000	102

Wharf Holdings Ltd.	181,000	456

Wheelock & Co. Ltd.	24,000	40

Wing Hang Bank Ltd.	24,000	116
Yue Yuen Industrial Holdings	90,000	207
		18,632

Ireland – 0.4%

Anglo Irish Bank Corp. PLC	93,434	–

CRH PLC	80,895	1,739

Elan Corp. PLC *	65,473	446

Experian PLC	123,711	775

Kerry Group PLC, Class A	19,145	388
Ryanair Holdings PLC ADR *	5,370	124
		3,472

Italy – 3.3%

A2A S.p.A.	181,178	275

ACEA S.p.A.	3,276	39

Alleanza Assicurazioni S.p.A.	60,354	340

Assicurazioni Generali S.p.A.	127,646	2,191

Atlantia S.p.A.	31,567	477

Autogrill S.p.A.	13,187	76

Banca Carige S.p.A.	83,101	272

Banca Monte dei Paschi di Siena S.p.A.	322,506	447

Banca Popolare di Milano Scarl	53,786	268

Banco Popolare Scarl	86,079	396

Bulgari S.p.A.	15,522	68

Enel S.p.A.	512,019	2,455

ENI S.p.A.	307,859	5,926

Exor S.p.A. *	7,946	80

Fiat S.p.A.	85,689	599

Finmeccanica S.p.A.	49,598	617

Fondiaria-Sai S.p.A.	9,219	108

Intesa Sanpaolo S.p.A.	910,760	2,504

Intesa Sanpaolo S.p.A. (RSP)	137,603	260

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Italy – 3.3% – continued

Italcementi S.p.A.	10,646	$108

Italcementi S.p.A. (RSP)	7,579	40

Lottomatica S.p.A.	7,639	126

Luxottica Group S.p.A.	19,390	301

Mediaset S.p.A.	94,428	422

Mediobanca S.p.A.	59,386	505

Mediolanum S.p.A.	26,828	93

Parmalat S.p.A.	201,347	415

Pirelli & C. S.p.A.	427,339	100

Prysmian S.p.A.	12,599	125

Saipem S.p.A.	33,638	600

Saras S.p.A.	15,421	40

Snam Rete Gas S.p.A.	97,182	522

Telecom Italia S.p.A.	1,186,697	1,523

Telecom Italia S.p.A. (RSP)	727,324	741

Tenaris S.A.	59,684	604

Terna S.p.A.	166,090	517

UniCredit S.p.A.	1,441,415	2,386

Unione di Banche Italiane SCPA	73,284	807
Unipol Gruppo Finanziario S.p.A.	23,917	21
		27,394

Japan – 24.0%

77 Bank (The) Ltd.	38,000	189

ABC-Mart, Inc.	2,800	54

Acom Co. Ltd.	6,860	194

Advantest Corp.	18,100	274

Aeon Co. Ltd.	77,300	505

Aeon Credit Service Co. Ltd.	9,100	83

Aeon Mall Co. Ltd.	2,200	28

Aioi Insurance Co. Ltd.	67,000	259

Aisin Seiki Co. Ltd.	22,600	361

Ajinomoto Co., Inc.	81,000	571

Alfresa Holdings Corp.	3,100	112

All Nippon Airways Co. Ltd. *	81,000	317

Alps Electric Co. Ltd.	18,600	64

Amada Co. Ltd.	45,000	237

Asahi Breweries Ltd.	45,700	549

Asahi Glass Co. Ltd.	122,000	652

Asahi Kasei Corp.	141,000	509

Asics Corp.	23,000	161

Astellas Pharma, Inc.	57,800	1,778

Bank of Kyoto (The) Ltd.	38,000	324

Bank of Yokohama (The) Ltd.	149,000	639

Benesse Corp.	10,000	367

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

Bridgestone Corp.	74,700	$1,077

Brother Industries Ltd.	28,000	206

Canon Marketing Japan, Inc.	9,700	137

Canon, Inc.	126,200	3,677

Casio Computer Co. Ltd.	30,100	214

Central Japan Railway Co.	192	1,078

Chiba Bank (The) Ltd.	92,000	458

Chubu Electric Power Co., Inc.	79,900	1,756

Chugai Pharmaceutical Co. Ltd.	26,455	449

Chugoku Bank (The) Ltd.	23,000	295

Chugoku Electric Power (The) Co., Inc.	34,100	739

Chuo Mitsui Trust Holdings, Inc.	120,000	373

Citizen Holdings Co. Ltd.	42,500	173

Coca-Cola West Co. Ltd.	6,200	99

Cosmo Oil Co. Ltd.	82,000	246

Credit Saison Co. Ltd.	19,300	190

Dai Nippon Printing Co. Ltd.	73,000	675

Daicel Chemical Industries Ltd.	38,000	137

Daido Steel Co. Ltd.	38,000	95

Daihatsu Motor Co. Ltd.	19,000	150

Daiichi Sankyo Co. Ltd.	79,600	1,344

Daikin Industries Ltd.	32,300	894

Daito Trust Construction Co. Ltd.	10,500	352

Daiwa House Industry Co. Ltd.	61,000	496

Daiwa Securities Group, Inc.	163,000	721

Denki Kagaku Kogyo KK	66,000	120

Denso Corp.	59,600	1,203

Dentsu, Inc.	23,530	361

DIC Corp.	85,000	125

Dowa Mining Co. Ltd.	38,000	144

East Japan Railway Co.	40,205	2,089

Eisai Co. Ltd.	30,900	910

Electric Power Development Co. Ltd.	16,100	478

Elpida Memory, Inc. *	15,300	107

FamilyMart Co. Ltd.	7,400	225

Fanuc Ltd.	22,600	1,547

Fast Retailing Co. Ltd.	5,600	640

Fuji Electric Holdings Co. Ltd.	74,000	87

Fuji Heavy Industries Ltd.	70,000	233

Fuji Media Holdings, Inc.	64	72

FUJIFILM Holdings Corp.	57,800	1,264

Fujitsu Ltd.	228,000	857

Fukuoka Financial Group, Inc.	110,000	338

Furukawa Electric (The) Co. Ltd.	91,000	257

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

Gunma Bank (The) Ltd.	58,000	$315

Hachijuni Bank (The) Ltd.	52,523	307

Hakuhodo DY Holdings, Inc.	3,410	147

Hankyu Hanshin Holdings, Inc.	145,800	659

Haseko Corp. *	152,000	71

Hikari Tsushin, Inc.	2,200	42

Hino Motors Ltd.	25,000	55

Hirose Electric Co. Ltd.	3,800	368

Hiroshima Bank (The) Ltd.	72,000	274

Hisamitsu Pharmaceutical Co., Inc.	9,100	281

Hitachi Chemical Co. Ltd.	13,700	164

Hitachi Construction Machinery Co. Ltd.	13,400	176

Hitachi High-Technologies Corp.	8,000	113

Hitachi Ltd.	413,000	1,133

Hitachi Metals Ltd.	20,000	143

Hokkaido Electric Power Co., Inc.	22,900	459

Hokuhoku Financial Group, Inc.	166,000	304

Hokuriku Electric Power Co.	20,800	499

Honda Motor Co. Ltd.	195,300	4,667

Hoya Corp.	50,600	1,000

Ibiden Co. Ltd.	16,400	401

Idemitsu Kosan Co. Ltd.	3,000	223

IHI Corp. *	165,000	189

INPEX Corp.	100	688

Isetan Mitsukoshi Holdings Ltd.	39,800	308

Isuzu Motors Ltd.	176,000	217

Ito En Ltd.	7,600	93

Itochu Corp.	184,000	906

Itochu Techno-Solutions Corp.	3,700	77

Iyo Bank (The) Ltd.	29,000	294

J Front Retailing Co. Ltd.	60,200	208

Jafco Co. Ltd. *	3,600	65

Japan Airlines Corp. *	109,000	221

Japan Petroleum Exploration Co.	2,000	80

Japan Prime Realty Investment Corp.	82	153

Japan Real Estate Investment Corp.	55	424

Japan Retail Fund Investment Corp.	49	188

Japan Steel Works Ltd.	42,000	395

Japan Tobacco, Inc.	532	1,419

JFE Holdings, Inc.	61,700	1,362

JGC Corp.	30,000	341

Joyo Bank (The) Ltd.	86,000	399

JS Group Corp.	32,600	365

JSR Corp.	21,200	250

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

JTEKT Corp.	24,200	$171

Jupiter Telecommunications Co. Ltd.	358	238

Kajima Corp.	100,000	248

Kamigumi Co. Ltd.	34,000	226

Kaneka Corp.	37,000	182

Kansai Electric Power Co., Inc.	92,200	2,001

Kansai Paint Co. Ltd.	27,000	151

Kao Corp.	63,000	1,234

Kawasaki Heavy Industries Ltd.	196,000	395

Kawasaki Kisen Kaisha Ltd.	83,000	261

KDDI Corp.	352	1,659

Keihin Electric Express Railway Co. Ltd.	53,000	382

Keio Corp.	70,000	399

Keisei Electric Railway Co. Ltd.	29,000	146

Keyence Corp.	5,060	950

Kikkoman Corp.	24,000	202

Kinden Corp.	10,000	81

Kintetsu Corp.	199,000	826

Kirin Holdings Co. Ltd.	96,000	1,023

Kobe Steel Ltd.	313,000	405

Komatsu Ltd.	110,100	1,220

Konami Corp.	12,500	188

Konica Minolta Holdings, Inc.	58,500	507

Kubota Corp.	134,000	735

Kuraray Co. Ltd.	45,000	386

Kurita Water Industries Ltd.	13,600	261

Kyocera Corp.	19,900	1,330

Kyowa Hakko Kirin Co. Ltd.	37,000	314

Kyushu Electric Power Co., Inc.	46,500	1,040

Lawson, Inc.	9,100	375

Leopalace21 Corp.	16,700	99

Mabuchi Motor Co. Ltd.	2,200	89

Makita Corp.	16,400	372

Marubeni Corp.	202,000	626

Marui Group Co. Ltd.	39,200	211

Maruichi Steel Tube Ltd.	3,800	82

Mazda Motor Corp.	111,000	187

Mediceo Paltac Holdings Co. Ltd.	18,200	194

Meiji Dairies Corp.	36,000	149

Minebea Co. Ltd.	49,000	180

Mitsubishi Chemical Holdings Corp.	154,500	532

Mitsubishi Corp.	163,700	2,176

Mitsubishi Electric Corp.	237,000	1,077

Mitsubishi Estate Co. Ltd.	139,000	1,585

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

Mitsubishi Gas Chemical Co., Inc.	49,000	$211

Mitsubishi Heavy Industries Ltd.	393,000	1,188

Mitsubishi Logistics Corp.	6,000	59

Mitsubishi Materials Corp.	150,000	404

Mitsubishi Motors Corp. *	426,000	545

Mitsubishi Rayon Co. Ltd.	66,000	128

Mitsubishi Tanabe Pharma Corp.	32,000	315

Mitsubishi UFJ Financial Group, Inc.	1,299,565	6,377

Mitsubishi UFJ Lease & Finance Co. Ltd.	8,990	188

Mitsui & Co. Ltd.	209,000	2,125

Mitsui Chemicals, Inc.	93,000	228

Mitsui Engineering & Shipbuilding Co. Ltd.	101,000	171

Mitsui Fudosan Co. Ltd.	103,000	1,128

Mitsui Mining & Smelting Co. Ltd. *	70,000	117

Mitsui O.S.K. Lines Ltd.	138,000	684

Mitsui Sumitomo Insurance Group Holdings, Inc.	46,000	1,078

Mitsumi Electric Co. Ltd.	9,500	139

Mizuho Financial Group, Inc.	1,123,612	2,185

Mizuho Trust & Banking Co. Ltd.	177,000	165

Murata Manufacturing Co. Ltd.	26,200	1,012

Namco Bandai Holdings, Inc.	25,100	250

NEC Corp. *	236,000	634

NEC Electronics Corp. *	2,800	17

NGK Insulators Ltd.	33,000	514

NGK Spark Plug Co. Ltd.	21,000	179

NHK Spring Co. Ltd.	17,000	62

Nidec Corp.	13,300	603

Nikon Corp.	40,000	457

Nintendo Co. Ltd.	11,800	3,457

Nippon Building Fund, Inc.	61	527

Nippon Electric Glass Co. Ltd.	44,500	316

Nippon Express Co. Ltd.	96,000	302

Nippon Meat Packers, Inc.	26,000	273

Nippon Mining Holdings, Inc.	104,000	419

Nippon Oil Corp.	161,000	804

Nippon Paper Group, Inc.	10,900	264

Nippon Sheet Glass Co. Ltd.	76,000	190

Nippon Steel Corp.	604,000	1,632

Nippon Telegraph & Telephone Corp.	61,426	2,330

Nippon Yusen Kabushiki Kaisha	134,000	520

Nipponkoa Insurance Co. Ltd.	85,000	490

Nishi-Nippon City Bank (The) Ltd.	101,000	220

Nissan Chemical Industries Ltd.	18,000	152

Nissan Motor Co. Ltd.	277,000	1,000

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

Nisshin Seifun Group, Inc.	21,000	$226

Nisshin Steel Co. Ltd.	96,000	163

Nisshinbo Holdings, Inc.	17,000	162

Nissin Food Products Co. Ltd.	11,000	323

Nitori Co. Ltd.	4,850	271

Nitto Denko Corp.	21,500	441

NOK Corp.	16,800	144

Nomura Holdings, Inc.	216,800	1,091

Nomura Real Estate Holdings, Inc.	7,000	107

Nomura Real Estate Office Fund, Inc.	33	185

Nomura Research Institute Ltd.	15,400	241

NSK Ltd.	55,000	211

NTN Corp.	53,000	149

NTT Data Corp.	149	408

NTT DoCoMo, Inc.	1,857	2,531

NTT Urban Development Corp.	155	124

Obayashi Corp.	75,000	365

Obic Co. Ltd.	970	121

Odakyu Electric Railway Co. Ltd.	74,000	575

OJI Paper Co. Ltd.	111,000	453

Olympus Corp.	28,000	457

Omron Corp.	29,500	350

Ono Pharmaceutical Co. Ltd.	11,700	512

Onward Holdings Co. Ltd.	16,000	105

Oracle Corp. Japan	5,100	193

Oriental Land Co. Ltd.	6,400	407

ORIX Corp. *	10,900	359

Osaka Gas Co. Ltd.	238,000	742

OSAKA Titanium Technologies Co.	2,100	55

Otsuka Corp.	2,300	85

Panasonic Corp.	217,000	2,382

Panasonic Electric Works Co. Ltd.	45,000	330

Promise Co. Ltd.	9,100	144

Rakuten, Inc.	854	408

Resona Holdings, Inc.	62,864	844

Ricoh Co. Ltd.	82,000	986

Rohm Co. Ltd.	12,200	611

Sankyo Co. Ltd.	6,600	285

Santen Pharmaceutical Co. Ltd.	11,000	306

Sanyo Electric Co. Ltd. *	220,000	328

Sapporo Hokuyo Holdings, Inc. *	42,000	119

Sapporo Holdings Ltd.	33,000	127

SBI Holdings, Inc.	2,365	248

Secom Co. Ltd.	25,700	950

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

Sega Sammy Holdings, Inc.	22,100	$195

Seiko Epson Corp.	17,000	233

Sekisui Chemical Co. Ltd.	53,000	265

Sekisui House Ltd.	57,000	436

Seven & I Holdings Co. Ltd.	98,500	2,172

Sharp Corp.	122,000	974

Shikoku Electric Power Co., Inc.	22,000	587

Shimadzu Corp.	29,000	187

Shimamura Co. Ltd.	3,200	170

Shimano, Inc.	9,400	286

Shimizu Corp.	72,000	300

Shin-Etsu Chemical Co. Ltd.	48,500	2,378

Shinko Electric Industries Co. Ltd.	6,900	67

Shinko Securities Co. Ltd.	78,000	153

Shinsei Bank Ltd. *	221,000	226

Shionogi & Co. Ltd.	36,000	618

Shiseido Co. Ltd.	39,000	571

Shizuoka Bank (The) Ltd.	74,000	671

Showa Denko KK	145,000	180

Showa Shell Sekiyu KK	22,700	209

SMC Corp. of Japan	6,900	661

Softbank Corp.	92,700	1,183

Sojitz Corp.	152,400	181

Sompo Japan Insurance, Inc.	105,000	549

Sony Corp.	118,800	2,433

Sony Financial Holdings, Inc.	125	334

Square Enix Holdings Co. Ltd.	7,700	146

Stanley Electric Co. Ltd.	18,900	212

Sumco Corp.	15,800	236

Sumitomo Chemical Co. Ltd.	193,000	662

Sumitomo Corp.	137,900	1,197

Sumitomo Electric Industries Ltd.	92,400	782

Sumitomo Heavy Industries Ltd.	72,000	243

Sumitomo Metal Industries Ltd.	471,000	956

Sumitomo Metal Mining Co. Ltd.	67,000	648

Sumitomo Mitsui Financial Group, Inc.	79,312	2,795

Sumitomo Realty & Development Co. Ltd.	47,000	524

Sumitomo Rubber Industries, Inc.	24,700	165

Sumitomo Trust & Banking (The) Co. Ltd.	174,000	674

Suruga Bank (The) Ltd.	33,000	271

Suzuken Co. Ltd.	9,400	245

Suzuki Motor Corp.	43,000	719

T&D Holdings, Inc.	26,450	633

Taiheiyo Cement Corp.	113,000	167

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

Taisei Corp.	115,000	$220

Taisho Pharmaceutical Co. Ltd.	16,000	297

Taiyo Nippon Sanso Corp.	35,000	228

Takashimaya Co. Ltd.	43,000	248

Takeda Pharmaceutical Co. Ltd.	96,400	3,339

Takefuji Corp.	14,570	68

TDK Corp.	14,900	562

Teijin Ltd.	107,000	233

Terumo Corp.	20,400	757

THK Co. Ltd.	14,700	200

Tobu Railway Co. Ltd.	98,000	496

Toho Co. Ltd. of Tokyo	14,800	208

Toho Gas Co. Ltd.	60,000	274

Tohoku Electric Power Co., Inc.	52,400	1,150

Tokio Marine Holdings, Inc.	82,600	2,037

Tokuyama Corp.	26,000	167

Tokyo Broadcasting System, Inc.	2,000	26

Tokyo Electric Power Co., Inc.	144,000	3,590

Tokyo Electron Ltd.	20,700	779

Tokyo Gas Co. Ltd.	283,000	987

Tokyo Steel Manufacturing Co. Ltd.	13,700	138

Tokyo Tatemono Co. Ltd.	42,000	110

Tokyu Corp.	134,000	561

Tokyu Land Corp.	65,000	181

TonenGeneral Sekiyu KK	35,000	340

Toppan Printing Co. Ltd.	63,000	432

Toray Industries, Inc.	163,000	660

Toshiba Corp.	377,000	983

Tosoh Corp.	67,000	128

Toto Ltd.	37,000	187

Toyo Seikan Kaisha Ltd.	19,600	289

Toyo Suisan Kaisha Ltd.	12,000	245

Toyoda Gosei Co. Ltd.	9,100	139

Toyota Boshoku Corp.	9,500	99

Toyota Industries Corp.	21,600	465

Toyota Motor Corp.	326,200	10,450

Toyota Tsusho Corp.	26,000	253

Trend Micro, Inc.	14,000	395

Tsumura & Co.	8,000	206

Ube Industries Ltd. of Japan	122,000	221

UniCharm Corp.	4,900	298

UNY Co. Ltd.	24,000	190

Ushio, Inc.	14,400	202

USS Co. Ltd.	3,620	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Japan – 24.0% – continued

West Japan Railway Co.	205	$647

Yahoo! Japan Corp.	1,789	472

Yakult Honsha Co. Ltd.	14,300	254

Yamada Denki Co. Ltd.	10,260	399

Yamaguchi Financial Group, Inc.	30,000	282

Yamaha Corp.	21,100	207

Yamaha Motor Co. Ltd.	25,400	228

Yamato Holdings Co. Ltd.	48,000	452

Yamato Kogyo Co. Ltd.	5,100	110

Yamazaki Baking Co. Ltd.	9,000	96

Yaskawa Electric Corp.	24,000	105
Yokogawa Electric Corp.	26,800	108
		198,587

Netherlands – 4.6%

Aegon N.V.	171,436	674

Akzo Nobel N.V.	29,052	1,101

Arcelormittal	104,920	2,123

ASML Holding N.V.	52,855	935

Corio N.V.	5,331	220

European Aeronautic Defence & Space Co. N.V.	44,073	513

Fugro N.V. – CVA	8,145	259

Heineken Holding N.V.	14,487	353

Heineken N.V.	29,569	842

ING Groep N.V. – CVA	231,559	1,293

James Hardie Industries N.V.	52,064	153

Koninklijke Ahold N.V.	140,939	1,543

Koninklijke Boskalis Westminster N.V.	6,366	128

Koninklijke DSM N.V.	17,511	460

Koninklijke KPN N.V.	206,352	2,759

Koninklijke Philips Electronics N.V.	117,366	1,732

Qiagen N.V. *	23,318	373

Randstad Holdings N.V.	12,682	215

Reed Elsevier N.V.	76,914	822

Royal Dutch Shell PLC, Class A (London Exchange)	419,271	9,426

Royal Dutch Shell PLC, Class B (London Exchange)	318,776	6,986

SBM Offshore N.V.	17,303	230

SNS Reaal	15,057	53

TNT N.V.	44,122	755

Unilever N.V. (CVA)	192,626	3,807
Wolters Kluwer N.V.	32,917	534
		38,289

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

New Zealand – 0.1%

Auckland International Airport Ltd.	125,106	$122

Contact Energy Ltd.	39,375	129

Fletcher Building Ltd.	69,080	237

Sky City Entertainment Group Ltd.	51,077	82
Telecom Corp. of New Zealand Ltd.	244,731	319
		889

Norway – 0.7%

Aker Solutions ASA	21,150	137

DnB NOR ASA	97,000	439

Frontline Ltd.	6,000	108

Norsk Hydro ASA	91,450	348

Orkla ASA	99,350	687

Renewable Energy Corp. A/S *	18,150	157

SeaDrill Ltd.	33,700	331

StatoilHydro ASA	151,802	2,653

Telenor ASA	99,350	570
Yara International ASA	22,850	503
		5,933

Portugal – 0.3%

Banco Comercial Portugues S.A. (Registered) *	326,156	267

Banco Espirito Santo S.A. (Registered)	31,337	122

BRISA	39,182	270

Cimpor Cimentos de Portugal SGPS S.A.	28,428	141

Energias de Portugal S.A.	220,663	766

Galp Energia SGPS S.A., Class B	23,269	278

Jeronimo Martins SGPS S.A.	25,765	127

Portugal Telecom, SGPS, S.A. (Registered)	75,086	582
Zon Multimedia Servicos de Telecomu-nicacoes e Multimedia SGPS S.A. *	20,986	112
		2,665

Singapore – 1.1%

Ascendas Real Estate Investment Trust	144,213	116

CapitaLand Ltd.	306,500	471

CapitaMall Trust	311,600	271

City Developments Ltd.	60,000	201

ComfortDelgro Corp. Ltd.	272,000	243

Cosco Corp. Singapore Ltd.	121,000	65

DBS Group Holdings Ltd.	210,029	1,178

Fraser and Neave Ltd.	139,563	232

Golden Agri-Resources Ltd.	680,160	125

Jardine Cycle & Carriage Ltd.	10,576	82

Keppel Corp. Ltd.	151,000	503

Neptune Orient Lines Ltd.	53,000	41

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Singapore – 1.1% – continued

Olam International Ltd.	110,381	$106

Oversea – Chinese Banking Corp.	306,400	976

Parkway Holdings Ltd.	102,740	79

SembCorp Industries Ltd.	134,600	210

SembCorp Marine Ltd.	113,400	135

Singapore Airlines Ltd.	69,067	455

Singapore Exchange Ltd.	103,000	346

Singapore Press Holdings Ltd.	179,000	300

Singapore Technologies Engineering Ltd.	165,000	267

Singapore Telecommunications Ltd.	941,600	1,568

United Overseas Bank Ltd.	149,000	953

UOL Group Ltd.	66,700	83
Wilmar International Ltd.	91,000	190
		9,196

Spain – 4.1%

Abertis Infraestructuras S.A.	31,706	496

Acciona S.A.	3,505	360

Acerinox S.A.	20,688	240

ACS Actividades de Construccion y Servicios S.A.	22,607	936

Banco Bilbao Vizcaya Argentaria S.A.	421,033	3,421

Banco de Sabadell SA	113,422	569

Banco de Valencia S.A.	7,769	64

Banco Popular Espanol S.A.	101,044	639

Banco Santander S.A.	968,644	6,658

Bankinter S.A.	39,141	414

Cintra Concesiones de Infraestructuras de Transporte S.A.	35,107	157

Criteria Caixacorp S.A.	101,471	328

EDP Renovaveis S.A. *	28,401	232

Enagas	22,059	313

Fomento de Construcciones y Contratas S.A.	5,026	154

Gamesa Corp. Tecnologica S.A.	22,363	287

Gas Natural SDG S.A.	10,367	142

Gestevision Telecinco S.A.	12,913	89

Grifols S.A.	14,259	206

Grupo Ferrovial S.A.	8,153	174

Iberdrola Renovables S.A. *	106,667	442

Iberdrola S.A.	414,063	2,907

Iberia Lineas Aereas de Espana	39,853	83

Inditex S.A.	26,737	1,040

Indra Sistemas S.A.	14,005	270

Mapfre S.A.	77,207	169

Red Electrica Corp. S.A.	13,061	510

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Spain – 4.1% – continued

Repsol YPF S.A.	86,619	$1,496

Sacyr Vallehermoso S.A.	11,978	92

Telefonica S.A.	500,724	9,998

Union Fenosa S.A.	44,807	1,071
Zardoya Otis S.A.	16,173	296
		34,253

Sweden – 2.2%

Alfa Laval AB	49,000	371

Assa Abloy AB, Class B	41,700	390

Atlas Copco AB, Class A	81,000	608

Atlas Copco AB, Class B	51,500	350

Electrolux AB, Class B *	35,100	275

Getinge AB, Class B	27,741	268

Hennes & Mauritz AB, Class B	61,700	2,315

Holmen AB, Class B	7,000	116

Husqvarna AB, Class B	34,900	141

Husqvarna AB, Class B (New) *	17,450	70

Investor AB, Class B	55,821	706

Lundin Petroleum AB *	26,400	142

Millicom International Cellular S.A.	9,000	338

Modern Times Group AB, Class B	6,600	113

Nordea Bank AB	241,000	1,203

Sandvik AB	121,727	697

Scania AB, Class B	43,600	355

Securitas AB, Class B	41,844	305

Skandinaviska Enskilda Banken AB *	140,489	434

Skandinaviska Enskilda Banken AB, Class A	43,248	136

Skanska AB, Class B	50,300	433

SKF AB, Class B	45,800	396

Ssab Svenskt Stal AB, Class A	21,675	184

Ssab Svenskt Stal AB, Class B	10,312	82

Svenska Cellulosa AB, Class B	66,700	506

Svenska Handelsbanken AB, Class A	55,374	782

Swedbank AB, Class A	44,100	147

Swedish Match AB	30,100	435

Tele2 AB, Class B	40,200	339

Telefonaktiebolaget LM Ericsson, Class B	350,572	2,847

TeliaSonera AB	275,159	1,326

Volvo AB, Class A	53,700	285
Volvo AB, Class B	131,300	696
		17,791

Switzerland – 8.1%

ABB Ltd. (Registered) *	260,173	3,627

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Switzerland – 8.1% – continued

Actelion Ltd. (Registered) *	11,922	$544

Adecco S.A. (Registered)	15,077	471

Aryzta A.G. *	6,781	162

Aryzta A.G. (Dublin Exchange) *	4,329	101

Baloise Holding A.G. (Registered)	6,035	385

BKW FMB Energie A.G.	1,788	129

Compagnie Financiere Richemont S.A., Class A	63,972	995

Credit Suisse Group A.G. (Registered)	126,326	3,828

EFG International A.G. (Registered)	5,607	42

Geberit A.G. (Registered)	4,831	433

Givaudan S.A. (Registered) *	802	415

Holcim Ltd. (Registered)	23,860	848

Julius Baer Holding A.G. (Registered)	26,447	648

Kuehne & Nagel International A.G. (Registered)	6,618	386

Lindt & Spruengli A.G.	76	102

Lindt & Spruengli A.G. (Registered)	16	260

Logitech International S.A. (Registered) *	20,813	215

Lonza Group A.G. (Registered) *	5,785	571

Nestle S.A. (Registered)	452,893	15,316

Nobel Biocare Holdings A.G. (Registered) *	15,927	272

Novartis A.G. (Registered)	281,345	10,609

Pargesa Holding S.A.	2,383	126

Roche Holding A.G. (Genusschein)	83,077	11,395

Schindler Holding A.G.	6,050	285

SGS S.A. (Registered)	566	594

Sonova Holding A.G. (Registered)	5,679	343

STMicroelectronics N.V.	80,732	405

Straumann Holding A.G. (Registered)	697	108

Sulzer A.G. (Registered)	3,800	195

Swatch Group A.G.	3,794	457

Swatch Group A.G. (Registered)	4,910	120

Swiss Life Holding (Registered) *	4,420	307

Swiss Reinsurance (Registered)	40,480	660

Swisscom A.G. (Registered)	2,947	826

Syngenta A.G. (Registered)	11,460	2,302

Synthes, Inc.	7,273	808

UBS A.G. (Registered) *	346,773	3,291

Xstrata PLC	225,436	1,504
Zurich Financial Services A.G. (Registered)	16,805	2,649
		66,734

United Kingdom – 17.2%

3i Group PLC	56,357	219

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

United Kingdom – 17.2% – continued

Admiral Group PLC	23,187	$283

Amec PLC	43,469	331

Anglo American PLC	155,673	2,639

Antofagasta PLC	51,867	374

Associated British Foods PLC	42,126	386

AstraZeneca PLC	171,117	6,069

Autonomy Corp. PLC *	26,860	503

Aviva PLC	325,708	1,007

BAE Systems PLC	425,628	2,042

Balfour Beatty PLC	62,622	294

Barclays PLC	989,796	2,111

Berkeley Group Holdings PLC *	10,745	136

BG Group PLC	396,805	6,014

BHP Billiton PLC	260,976	5,166

BP PLC	2,214,553	14,819

British Airways PLC	82,589	167

British American Tobacco PLC	224,284	5,193

British Land Co. PLC	102,854	531

British Sky Broadcasting Group PLC	139,630	867

BT Group PLC	948,856	1,062

Bunzl PLC	43,036	337

Burberry Group PLC	52,395	210

Cable & Wireless PLC	303,477	606

Cadbury PLC	166,641	1,258

Cairn Energy PLC *	17,530	543

Capita Group PLC	74,756	727

Carnival PLC	19,606	444

Carphone Warehouse Group PLC	49,180	89

Centrica PLC	615,692	2,013

Cobham PLC	145,666	359

Compass Group PLC	226,235	1,034

Daily Mail & General Trust, Class A	33,322	112

Diageo PLC	295,828	3,340

Drax Group PLC	43,017	318

Eurasian Natural Resources Corp.	40,647	262

FirstGroup PLC	69,048	265

Friends Provident PLC	306,999	306

G4S PLC	149,876	415

GlaxoSmithKline PLC	614,592	9,568

Hammerson PLC	83,991	309

Hays PLC	174,773	182

Home Retail Group PLC	117,916	377

HSBC Holdings PLC	1,409,694	7,979

ICAP PLC	70,876	309

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

United Kingdom – 17.2% – continued

IMI PLC	39,225	$152

Imperial Tobacco Group PLC	120,168	2,698

Intercontinental Hotels Group PLC	32,102	244

International Power PLC	183,302	549

Invensys PLC *	98,359	235

Investec PLC	47,129	197

ITV PLC	397,361	108

Johnson Matthey PLC	28,294	426

Kazakhmys PLC	25,697	137

Kingfisher PLC	279,166	598

Ladbrokes PLC	74,996	196

Land Securities Group PLC	91,245	571

Legal & General Group PLC	707,455	440

Liberty International PLC	30,561	169

Lloyds Banking Group PLC	1,185,276	1,215

Logica PLC	175,231	160

London Stock Exchange Group PLC	18,571	151

Lonmin PLC	14,398	293

Man Group PLC	207,410	651

Marks & Spencer Group PLC	193,227	815

Meggitt PLC	80,662	148

National Grid PLC	287,139	2,207

Next PLC	23,306	439

Old Mutual PLC	605,030	451

Pearson PLC	99,176	996

Prudential PLC	295,261	1,423

Reckitt Benckiser Group PLC	71,198	2,679

Reed Elsevier PLC	135,140	970

Rexam PLC	83,348	322

Rio Tinto PLC	118,035	3,952

Rolls-Royce Group PLC *	224,591	947

Royal Bank of Scotland Group PLC *	2,175,930	774

Royal Bank of Scotland Group PLC (Subscription Shares) *	932,541	–

RSA Insurance Group PLC	400,699	748

SABMiller PLC	106,942	1,594

Sage Group PLC	160,490	389

Sainsbury (J.) PLC	124,061	556

Schroders PLC	14,039	160

Scottish & Southern Energy PLC	108,354	1,721

Segro PLC	52,156	17

Serco Group PLC	64,497	338

Severn Trent PLC	27,895	396

Shire PLC	68,633	837

Smith & Nephew PLC	106,584	659

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

United Kingdom – 17.2% – continued

Smiths Group PLC	46,951	$450

Stagecoach Group PLC	60,486	103

Standard Chartered PLC	223,642	2,774

Standard Life PLC	262,844	627

Tate & Lyle PLC	57,397	214

Tesco PLC	929,624	4,449

Thomas Cook Group PLC	57,790	199

Thomson Reuters PLC	21,786	488

Tomkins PLC	112,012	194

TUI Travel PLC	71,586	235

Tullow Oil PLC	96,341	1,107

Unilever PLC	151,767	2,876

United Business Media Ltd.	30,013	183

United Utilities Group PLC	80,583	558

Vedanta Resources PLC	18,129	175

Vodafone Group PLC	6,204,704	10,838

Whitbread PLC	20,601	232

WM Morrison Supermarkets PLC	290,052	1,062

Wolseley PLC *	78,279	259
WPP PLC	134,431	756
		142,082
Total Common Stocks
(Cost $1,159,344) (1)		796,030

PREFERRED STOCKS – 0.4%

Germany – 0.4%

Bayerische Motoren Werke A.G.	2,403	42

Fresenius S.E.	9,841	452

Henkel A.G. & Co KGaA	21,503	584

Porsche Automobil Holding S.E.	10,955	516

RWE A.G.	5,058	315
Volkswagen A.G.	13,308	767
		2,676

Italy – 0.0%
Unipol Gruppo Finanziario S.p.A.	140,728	83
Total Preferred Stocks
(Cost $3,865) (1)		2,759

RIGHTS – 0.2%

Banco Espirito Santo S.A. *	31,337	50

Fortis *	274,692	–

Gas Natural SDG S.A. *	16,107	37

HSBC Holdings PLC *	618,123	1,248

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.2% – continued

Mapfre S.A. *	77,198	$1

Nordea Bank AB *	2,803,900	321

Pohjola Bank PLC *	12,935	18
Segro PLC *	625,872	43
Total Rights
(Cost $–) (1)		1,718

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Dowa Mining Co. Ltd., Exp. 1/29/10, Strike 1.00 Yen *	30,000	$5
Total Warrants
(Cost $–) (1)		5

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$1,746	$1,746
Total Short-Term Investments
(Cost $1,746)		1,746

Total Investments – 96.9%
(Cost $1,164,955)		802,258
Other Assets less Liabilities – 3.1%		26,084
NET ASSETS – 100.0%		$828,342

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the International Equity Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000s)
DJ Euro Stoxx 50 (Euro)	496	$13,130	Long	6/09	$214
FTSE 100 Index (British Pound)	126	7,023	Long	6/09	61
Hang Seng Index (Hong Kong Dollar)	10	875	Long	4/09	(7)
SPI 200 (Australian Dollar)	39	2,418	Long	6/09	21
TOPIX Index (Japanese Yen)	78	6,116	Long	6/09	295

Total					$584

At March 31, 2009, the International Equity Index Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	32.5%
Japanese Yen	24.8
British Pound	20.2
Swiss Franc	8.1
Australian Dollar	6.9
All other currencies less than 5%	7.5

Total	100.0%

At March 31, 2009, the industry sectors (unaudited) for the International Equity Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.2%
Consumer Staples	10.6
Energy	9.2
Financials	21.2
Health Care	9.5
Industrials	11.5
Information Technology	5.4
Materials	8.7
Telecommunication Services	6.7
Utilities	7.0

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the International Equity Index Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
U.S. Dollar	100	Swedish Krona	833	4/1/09	$1
Hong Kong Dollar	3,100	U.S. Dollar	400	4/2/09	–
Australian Dollar	2,015	U.S. Dollar	1,400	4/3/09	(1)
British Pound	2,302	U.S. Dollar	3,300	4/3/09	(3)
Danish Krone	1,122	U.S. Dollar	200	4/3/09	–
Euro	3,314	U.S. Dollar	4,400	4/3/09	(2)
Japanese Yen	335,818	U.S. Dollar	3,400	4/3/09	11
Norwegian Krone	1,351	U.S. Dollar	200	4/3/09	(1)
Singaporean Dollar	335	U.S. Dollar	220	4/3/09	–
Swedish Krona	2,480	U.S. Dollar	300	4/3/09	(2)
Swiss Franc	1,365	U.S. Dollar	1,200	4/3/09	2
Australian Dollar	1,173	U.S. Dollar	820	6/17/09	8
Australian Dollar	1,047	U.S. Dollar	700	6/17/09	(24)
British Pound	425	U.S. Dollar	600	6/17/09	(9)
British Pound	1,162	U.S. Dollar	1,680	6/17/09	12
British Pound	783	U.S. Dollar	1,140	6/17/09	17
Euro	1,885	U.S. Dollar	2,550	6/17/09	46
Euro	738	U.S. Dollar	1,000	6/17/09	20
Euro	1,521	U.S. Dollar	2,000	6/17/09	(21)
Euro	1,152	U.S. Dollar	1,500	6/17/09	(31)
Euro	636	U.S. Dollar	870	6/17/09	25
Hong Kong Dollar	1,162	U.S. Dollar	150	6/17/09	–
Hong Kong Dollar	1,162	U.S. Dollar	150	6/17/09	–
Hong Kong Dollar	3,099	U.S. Dollar	400	6/17/09	–
Japanese Yen	27,394	U.S. Dollar	290	6/17/09	13
Japanese Yen	290,204	U.S. Dollar	3,000	6/17/09	68
Japanese Yen	137,839	U.S. Dollar	1,400	6/17/09	7
U.S. Dollar	459	Australian Dollar	704	6/17/09	28
U.S. Dollar	810	Australian Dollar	1,166	6/17/09	(3)
U.S. Dollar	1,400	Australian Dollar	2,022	6/17/09	(1)
U.S. Dollar	1,348	British Pound	962	6/17/09	32
U.S. Dollar	4,140	British Pound	2,820	6/17/09	(94)
U.S. Dollar	3,300	British Pound	2,296	6/17/09	(5)
U.S. Dollar	6,349	Euro	4,916	6/17/09	182
U.S. Dollar	5,110	Euro	3,776	6/17/09	(95)
U.S. Dollar	4,400	Euro	3,308	6/17/09	(5)
U.S. Dollar	132	Hong Kong Dollar	1,023	6/17/09	–

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
U.S. Dollar	350	Hong Kong Dollar	2,711	6/17/09	$–
U.S. Dollar	2,553	Japanese Yen	247,607	6/17/09	(31)
U.S. Dollar	2,280	Japanese Yen	223,514	6/17/09	(22)

Total					$122

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the International Equity Index Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$310	$584

Level 2	801,925	122

Level 3	23	–

Total	$802,258	$706

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Balance as of 3/31/08	$–	$–

Realized gain (loss)	(67)	–

Change in unrealized appreciation/depreciation	(1,197)	–

Net Purchases (Sales)	684	–

Transfers in and/or out of

Level 3	603	–

Balance as of 3/31/09	$23	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized loss on investments in level 3 securities still held at March 31, 2009 was $1,378, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0%

Advertising – 0.2%

Harte-Hanks, Inc.	12,800	$68
Lamar Advertising Co., Class A *	24,400	238
		306

Aerospace/Defense – 0.5%

Alliant Techsystems, Inc. *	10,589	709
BE Aerospace, Inc. *	33,300	289
		998

Agriculture – 0.1%
Universal Corp. of Virginia	8,561	256

Airlines – 0.3%

Airtran Holdings, Inc. *	40,400	184

Alaska Air Group, Inc. *	12,200	214
JetBlue Airways Corp. *	61,450	224
		622

Apparel – 0.5%

Hanesbrands, Inc. *	29,100	278

Timberland (The) Co., Class A *	14,600	174

Under Armour, Inc., Class A *	12,100	199
Warnaco Group (The), Inc. *	15,700	377
		1,028

Auto Manufacturers – 0.1%
Oshkosh Corp.	25,200	170

Auto Parts & Equipment – 0.4%
BorgWarner, Inc.	37,600	763

Banks – 3.7%

Associated Banc-Corp	41,182	636

BancorpSouth, Inc.	23,200	484

Bank of Hawaii Corp.	15,700	518

Cathay General Bancorp	15,500	162

City National Corp. of California	13,200	446

Colonial BancGroup (The), Inc.	65,800	59

Commerce Bancshares, Inc.	21,270	772

Cullen/Frost Bankers, Inc.	19,400	911

FirstMerit Corp.	26,800	488

Fulton Financial Corp.	57,700	383

International Bancshares Corp.	16,300	127

PacWest Bancorp	7,700	110

SVB Financial Group *	10,700	214

Synovus Financial Corp.	94,100	306

TCF Financial Corp.	37,100	436

Trustmark Corp.	15,800	290

Valley National Bancorp	43,500	538

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Banks – 3.7% – continued

Webster Financial Corp.	16,472	$70

Westamerica Bancorporation	9,400	428
Wilmington Trust Corp.	21,900	212
		7,590

Beverages – 0.6%

Hansen Natural Corp. *	23,500	846
PepsiAmericas, Inc.	17,900	309
		1,155

Biotechnology – 1.9%

Bio-Rad Laboratories, Inc., Class A *	6,200	409

Charles River Laboratories International, Inc. *	21,664	589

OSI Pharmaceuticals, Inc. *	18,800	719

United Therapeutics Corp. *	7,600	502
Vertex Pharmaceuticals, Inc. *	56,100	1,612
		3,831

Building Materials – 0.8%

Lennox International, Inc.	15,300	405

Louisiana-Pacific Corp.	32,700	73
Martin Marietta Materials, Inc.	13,586	1,077
		1,555

Chemicals – 3.4%

Airgas, Inc.	26,900	909

Albemarle Corp.	29,500	642

Ashland, Inc.	22,700	235

Cabot Corp.	20,600	217

Cytec Industries, Inc.	14,700	221

FMC Corp.	23,600	1,018

Lubrizol Corp.	22,300	758

Minerals Technologies, Inc.	5,800	186

Olin Corp.	25,100	358

RPM International, Inc.	40,700	518

Sensient Technologies Corp.	15,500	364

Terra Industries, Inc.	32,500	913
Valspar Corp.	33,000	659
		6,998

Coal – 0.3%

Arch Coal, Inc.	46,300	619
Patriot Coal Corp. *	22,100	82
		701

Commercial Services – 8.3%

Alliance Data Systems Corp. *	19,400	717

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Commercial Services – 8.3% – continued

Brink’s Home Security Holdings, Inc. *	13,200	$298

Career Education Corp. *	23,900	573

Corinthian Colleges, Inc. *	28,400	552

Corporate Executive Board (The) Co.	11,300	164

Corrections Corp. of America *	39,200	502

Deluxe Corp.	16,200	156

DeVry, Inc.	19,900	959

FTI Consulting, Inc. *	16,800	831

Gartner, Inc. *	19,000	209

Global Payments, Inc.	26,100	872

Hewitt Associates, Inc., Class A *	27,300	813

ITT Educational Services, Inc. *	10,300	1,251

Kelly Services, Inc., Class A	7,600	61

Korn/Ferry International *	14,600	132

Lender Processing Services, Inc.	27,100	830

Manpower, Inc.	25,300	798

MPS Group, Inc. *	29,100	173

Navigant Consulting, Inc. *	14,900	195

Pharmaceutical Product Development, Inc.	38,700	918

Quanta Services, Inc. *	63,400	1,360

Rent-A-Center, Inc. *	21,400	415

Rollins, Inc.	12,800	220

SAIC, Inc. *	66,000	1,232

SEI Investments Co.	43,100	526

Service Corp. International	80,600	281

Sotheby’s	21,600	194

Strayer Education, Inc.	4,600	827

TravelCenters of America LLC – (Fractional Shares) (1) *	80,000	–

United Rentals, Inc. *	18,267	77
Watson Wyatt Worldwide, Inc., Class A	13,800	681
		16,817

Computers – 2.6%

Cadence Design Systems, Inc. *	87,300	367

Diebold, Inc.	21,300	455

DST Systems, Inc. *	13,020	451

Henry (Jack) & Associates, Inc.	26,900	439

Imation Corp.	10,000	76

Mentor Graphics Corp. *	29,900	133

NCR Corp. *	52,200	415

Palm, Inc. *	43,200	372

SRA International, Inc., Class A *	13,100	193

Synopsys, Inc. *	46,600	966

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Computers – 2.6% – continued
Western Digital Corp. *	72,100	$1,394
		5,261

Cosmetics/Personal Care – 0.3%
Alberto-Culver Co.	27,800	629

Distribution/Wholesale – 1.0%

Ingram Micro, Inc., Class A *	53,000	670

LKQ Corp. *	45,200	645

Owens & Minor, Inc.	13,500	447
Tech Data Corp. *	16,300	355
		2,117

Diversified Financial Services – 1.7%

Affiliated Managers Group, Inc. *	13,500	563

AmeriCredit Corp. *	41,100	241

Eaton Vance Corp.	38,200	873

Jefferies Group, Inc.	39,700	548

Raymond James Financial, Inc.	31,900	628
Waddell & Reed Financial, Inc., Class A	28,100	508
		3,361

Electric – 3.8%

Alliant Energy Corp.	35,600	879

Black Hills Corp.	12,300	220

DPL, Inc.	37,300	841

Great Plains Energy, Inc.	40,148	541

Hawaiian Electric Industries, Inc.	29,900	411

IDACORP, Inc.	15,900	371

MDU Resources Group, Inc.	59,450	959

NSTAR	35,100	1,119

NV Energy, Inc.	75,600	710

OGE Energy Corp.	30,600	729

PNM Resources, Inc.	28,285	234
Westar Energy, Inc.	35,900	629
		7,643

Electrical Components & Equipment – 1.2%

Ametek, Inc.	34,950	1,093

Energizer Holdings, Inc. *	19,000	944
Hubbell, Inc., Class B	18,100	488
		2,525

Electronics – 2.5%

Arrow Electronics, Inc. *	38,500	734

Avnet, Inc. *	49,300	863

Gentex Corp.	44,800	446

Itron, Inc. *	12,000	568

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Electronics – 2.5% – continued

Mettler-Toledo International, Inc. *	11,200	$575

National Instruments Corp.	17,700	330

Thomas & Betts Corp. *	17,300	433

Trimble Navigation Ltd. *	38,400	587

Varian, Inc. *	9,000	214

Vishay Intertechnology, Inc. *	58,400	203
Woodward Governor Co.	18,700	209
		5,162

Engineering & Construction – 1.9%

Aecom Technology Corp. *	29,500	769

Dycom Industries, Inc. *	11,900	69

Granite Construction, Inc.	10,800	405

KBR, Inc.	52,400	724

Shaw Group (The), Inc. *	27,400	751
URS Corp.*	27,500	1,111
		3,829

Entertainment – 0.5%

DreamWorks Animation SKG, Inc., Class A *	24,600	532

International Speedway Corp., Class A	8,600	190
Scientific Games Corp., Class A *	20,900	253
		975

Environmental Control – 0.6%

Clean Harbors, Inc. *	6,400	307

Mine Safety Appliances Co.	9,200	184
Waste Connections, Inc. *	26,500	681
		1,172

Food – 1.6%

Corn Products International, Inc.	24,200	513

Flowers Foods, Inc.	25,900	608

Lancaster Colony Corp.	6,300	261

Ralcorp Holdings, Inc. *	18,400	991

Ruddick Corp.	12,600	283

Smithfield Foods, Inc. *	39,800	377
Tootsie Roll Industries, Inc.	8,386	182
		3,215

Forest Products & Paper – 0.5%

Potlatch Corp.	13,238	307
Rayonier, Inc.	25,650	775
		1,082

Gas – 2.3%

AGL Resources, Inc.	24,600	653

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Gas – 2.3% – continued

Energen Corp.	23,300	$679

National Fuel Gas Co.	25,600	785

Southern Union Co.	40,800	621

UGI Corp.	34,800	822

Vectren Corp.	26,000	548
WGL Holdings, Inc.	16,600	544
		4,652

Hand/Machine Tools – 0.4%

Kennametal, Inc.	23,500	381
Lincoln Electric Holdings, Inc.	14,300	453
		834

Healthcare – Products – 4.9%

Affymetrix, Inc. *	23,300	76

Beckman Coulter, Inc.	20,800	1,061

Edwards Lifesciences Corp. *	18,300	1,110

Gen-Probe, Inc. *	17,000	775

Henry Schein, Inc. *	29,000	1,160

Hill-Rom Holdings, Inc.	19,400	192

Hologic, Inc. *	83,112	1,088

IDEXX Laboratories, Inc. *	19,400	671

Immucor, Inc. *	22,600	568

Kinetic Concepts, Inc. *	17,900	378

Masimo Corp. *	15,600	452

ResMed, Inc. *	24,500	866

STERIS Corp.	19,300	449

Techne Corp.	12,100	662
Thoratec Corp. *	18,600	478
		9,986

Healthcare – Services – 2.0%

Community Health Systems, Inc. *	29,700	456

Covance, Inc. *	20,900	745

Health Management Associates, Inc., Class A *	80,900	209

Health Net, Inc. *	33,700	488

Kindred Healthcare, Inc. *	9,000	134

LifePoint Hospitals, Inc. *	17,200	359

Lincare Holdings, Inc. *	23,900	521

Psychiatric Solutions, Inc. *	18,500	291

Universal Health Services, Inc., Class B	16,089	617
WellCare Health Plans, Inc. *	13,100	147
		3,967

Home Builders – 1.1%

MDC Holdings, Inc.	12,100	377

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Home Builders – 1.1% – continued

NVR, Inc. *	1,825	$781

Ryland Group, Inc.	13,900	231

Thor Industries, Inc.	11,100	173
Toll Brothers, Inc. *	41,900	761
		2,323

Household Products/Wares – 1.1%

American Greetings Corp., Class A	15,000	76

Blyth, Inc.	2,075	54

Church & Dwight, Inc.	23,000	1,201

Scotts Miracle-Gro (The) Co., Class A	14,700	510
Tupperware Brands Corp.	20,100	342
		2,183

Insurance – 5.1%

American Financial Group, Inc.	24,100	387

Brown & Brown, Inc.	38,200	722

Everest Re Group Ltd.	20,000	1,416

Fidelity National Financial, Inc., Class A	69,777	1,361

First American Corp.	30,021	796

Gallagher (Arthur J.) & Co.	32,100	546

Hanover Insurance Group (The), Inc.	16,728	482

HCC Insurance Holdings, Inc.	37,000	932

Horace Mann Educators Corp.	11,400	95

Mercury General Corp.	11,800	350

Old Republic International Corp.	76,000	822

Protective Life Corp.	21,900	115

Reinsurance Group of America, Inc.	23,500	761

StanCorp Financial Group, Inc.	15,741	359

Unitrin, Inc.	15,300	214
W.R. Berkley Corp.	45,475	1,026
		10,384

Internet – 1.5%

Avocent Corp. *	14,300	174

Digital River, Inc. *	11,912	355

F5 Networks, Inc. *	26,200	549

NetFlix, Inc. *	13,600	584

Priceline.com, Inc. *	13,300	1,048
ValueClick, Inc. *	28,500	242
		2,952

Investment Companies – 0.1%
Apollo Investment Corp.	44,300	154

Iron/Steel – 0.9%

Carpenter Technology Corp.	13,700	193

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Iron/Steel – 0.9% – continued

Cliffs Natural Resources, Inc.	36,400	$661

Reliance Steel & Aluminum Co.	21,100	556
Steel Dynamics, Inc.	53,100	468
		1,878

Leisure Time – 0.1%

Callaway Golf Co.	20,900	150
Life Time Fitness, Inc. *	11,900	150
		300

Lodging – 0.0%
Boyd Gaming Corp.	18,800	70

Machinery-Construction & Mining – 0.7%

Bucyrus International, Inc.	24,700	375

Joy Global, Inc.	33,350	710
Terex Corp. *	30,600	283
		1,368

Machinery-Diversified – 1.9%

AGCO Corp. *	30,000	588

Graco, Inc.	19,700	336

IDEX Corp.	25,900	566

Nordson Corp.	10,600	301

Roper Industries, Inc.	29,000	1,231

Wabtec Corp.	15,600	412
Zebra Technologies Corp., Class A *	19,700	375
		3,809

Media – 0.6%

Belo Corp., Class A	32,800	20

FactSet Research Systems, Inc.	13,800	690

Scholastic Corp.	8,800	133
Wiley (John) & Sons, Inc., Class A	13,500	402
		1,245

Metal Fabrication/Hardware – 0.5%

Commercial Metals Co.	36,500	422

Timken (The) Co.	27,400	382
Worthington Industries, Inc.	21,200	185
		989

Miscellaneous Manufacturing – 2.7%

Aptargroup, Inc.	21,900	682

Brink’s (The) Co.	13,400	355

Carlisle Cos., Inc.	19,500	383

Crane Co.	15,100	255

Donaldson Co., Inc.	25,300	679

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Miscellaneous Manufacturing – 2.7% – continued

Federal Signal Corp.	13,500	$71

Harsco Corp.	26,400	585

Matthews International Corp., Class A	9,700	280

Pentair, Inc.	32,300	700

SPX Corp.	16,100	757

Teleflex, Inc.	12,800	500
Trinity Industries, Inc.	24,750	226
		5,473

Office Furnishings – 0.2%

Herman Miller, Inc.	16,700	178
HNI Corp.	13,600	141
		319

Oil & Gas – 4.0%

Bill Barrett Corp. *	12,100	269

Cimarex Energy Co.	26,800	493

Comstock Resources, Inc. *	15,200	453

Denbury Resources, Inc. *	80,600	1,198

Encore Acquisition Co. *	16,800	391

Forest Oil Corp. *	32,200	423

Frontier Oil Corp.	33,800	432

Helmerich & Payne, Inc.	34,100	777

Mariner Energy, Inc. *	28,500	221

Newfield Exploration Co. *	43,300	983

Patterson-UTI Energy, Inc.	49,800	446

Plains Exploration & Production Co. *	34,727	598

Pride International, Inc. *	56,200	1,011

Quicksilver Resources, Inc. *	37,600	208
Unit Corp. *	15,400	322
		8,225

Oil & Gas Services – 1.3%

Exterran Holdings, Inc. *	20,100	322

FMC Technologies, Inc. *	40,700	1,277

Helix Energy Solutions Group, Inc. *	31,500	162

Oceaneering International, Inc. *	17,800	656
Superior Energy Services, Inc. *	25,200	325
		2,742

Packaging & Containers – 0.8%

Greif, Inc., Class A	10,900	363

Packaging Corp. of America	33,800	440

Sonoco Products Co.	32,200	675
Temple-Inland, Inc.	33,300	179
		1,657

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Pharmaceuticals – 2.1%

Endo Pharmaceuticals Holdings, Inc. *	38,500	$681

Medicis Pharmaceutical Corp., Class A	19,300	239

NBTY, Inc. *	18,700	263

Omnicare, Inc.	33,700	825

Perrigo Co.	25,200	626

Sepracor, Inc. *	35,300	517

Valeant Pharmaceuticals International *	26,400	470
VCA Antech, Inc. *	27,400	618
		4,239

Pipelines – 0.4%
Oneok, Inc.	33,700	763

Real Estate – 0.1%
Jones Lang LaSalle, Inc.	11,600	270

Real Estate Investment Trusts – 4.4%

Alexandria Real Estate Equities, Inc.	12,800	466

AMB Property Corp.	45,400	654

BRE Properties, Inc.	16,900	332

Camden Property Trust	17,400	375

Cousins Properties, Inc.	13,600	88

Duke Realty Corp.	49,100	270

Equity One, Inc.	9,900	121

Essex Property Trust, Inc.	8,700	499

Federal Realty Investment Trust	19,100	879

Highwoods Properties, Inc.	20,900	448

Hospitality Properties Trust	31,538	378

Liberty Property Trust	32,600	617

Macerich (The) Co.	25,349	159

Mack-Cali Realty Corp.	22,200	440

Nationwide Health Properties, Inc.	33,100	734

Omega Healthcare Investors, Inc.	26,700	376

Realty Income Corp.	33,600	632

Regency Centers Corp.	22,666	602

SL Green Realty Corp.	18,700	202

UDR, Inc.	49,052	422
Weingarten Realty Investors	24,118	230
		8,924

Retail – 7.9%

99 Cents Only Stores *	14,600	135

Advance Auto Parts, Inc.	30,750	1,263

Aeropostale, Inc. *	22,300	592

American Eagle Outfitters, Inc.	66,700	816

AnnTaylor Stores Corp. *	20,900	109

Barnes & Noble, Inc.	12,300	263

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Retail – 7.9% – continued

BJ’s Wholesale Club, Inc. *	19,600	$627

Bob Evans Farms, Inc.	9,700	218

Brinker International, Inc.	33,500	506

Carmax, Inc. *	71,400	888

Cheesecake Factory (The), Inc. *	19,900	228

Chico’s FAS, Inc. *	55,600	299

Chipotle Mexican Grill, Inc., Class A *	10,800	717

Coldwater Creek, Inc. *	17,996	45

Collective Brands, Inc. *	20,000	195

Copart, Inc. *	20,600	611

Dick’s Sporting Goods, Inc. *	27,400	391

Dollar Tree, Inc. *	29,600	1,319

Foot Locker, Inc.	50,900	534

Guess?, Inc.	20,300	428

J. Crew Group, Inc. *	16,600	219

MSC Industrial Direct Co., Class A	14,200	441

Panera Bread Co., Class A *	9,900	553

PetSmart, Inc.	42,100	882

Phillips-Van Heusen Corp.	16,500	374

Regis Corp.	14,300	207

Ross Stores, Inc.	42,000	1,507

Saks, Inc. *	44,400	83

Urban Outfitters, Inc. *	37,100	607

Wendy’s/Arby’s Group, Inc., Class A	135,200	680
Williams-Sonoma, Inc.	27,700	279
		16,016

Savings & Loans – 1.3%

Astoria Financial Corp.	26,500	243

First Niagara Financial Group, Inc.	37,682	411

New York Community Bancorp, Inc.	112,208	1,253

NewAlliance Bancshares, Inc.	34,800	409
Washington Federal, Inc.	29,200	388
		2,704

Semiconductors – 2.2%

Atmel Corp. *	144,800	526

Cree, Inc. *	29,400	692

Fairchild Semiconductor

International, Inc. *	39,200	146

Integrated Device Technology, Inc. *	52,630	239

International Rectifier Corp. *	22,800	308

Intersil Corp., Class A	39,900	459

Lam Research Corp. *	40,800	929

Macrovision Solutions Corp. *	27,000	480

Semtech Corp. *	19,400	259

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Semiconductors – 2.2% – continued
Silicon Laboratories, Inc. *	14,800	$391
		4,429

Software – 2.7%

ACI Worldwide, Inc. *	11,000	206

Acxiom Corp.	21,175	157

Advent Software, Inc. *	5,600	187

ANSYS, Inc. *	28,900	726

Broadridge Financial Solutions, Inc.	45,400	845

Cerner Corp. *	21,900	963

Fair Isaac Corp.	15,300	215

Mantech International Corp., Class A *	7,000	293

Metavante Technologies, Inc. *	29,000	579

Parametric Technology Corp. *	37,000	369

Sybase, Inc. *	27,313	827
Wind River Systems, Inc. *	21,100	135
		5,502

Telecommunications – 1.7%

3Com Corp. *	130,000	402

ADC Telecommunications, Inc. *	30,200	133

Adtran, Inc.	18,700	303

Cincinnati Bell, Inc. *	75,600	174

CommScope, Inc. *	22,487	255

NeuStar, Inc., Class A *	24,600	412

Plantronics, Inc.	15,000	181

Polycom, Inc. *	27,900	429

RF Micro Devices, Inc. *	85,800	114

Syniverse Holdings, Inc. *	16,900	266
Telephone & Data Systems, Inc.	32,800	870
		3,539

Textiles – 0.3%
Mohawk Industries, Inc. *	18,500	553

Toys Games & Hobbies – 0.2%
Marvel Entertainment, Inc. *	15,900	422

Transportation – 1.6%

Alexander & Baldwin, Inc.	12,900	246

Con-way, Inc.	14,991	269

Hunt (J.B.) Transport Services, Inc.	26,300	634

Kansas City Southern *	30,400	386

Landstar System, Inc.	16,800	562

Overseas Shipholding Group, Inc.	8,078	183

Tidewater, Inc.	16,800	624

Werner Enterprises, Inc.	14,400	218

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Transportation – 1.6% – continued
YRC Worldwide, Inc. *	19,400	$87
		3,209

Trucking & Leasing – 0.2%
GATX Corp.	16,059	325

Water – 0.4%
Aqua America, Inc.	44,666	893
Total Common Stocks
(Cost $297,923)		197,059

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21 *	16	$–
Total Warrants
(Cost $–)		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.4%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$3,491	$3,491
U.S. Treasury Bill, 0.19%, 5/14/09 (2)	1,460	1,460
Total Short-Term Investments
(Cost $4,951)		4,951

Total Investments – 99.4%
(Cost $302,874)		202,010
Other Assets less Liabilities – 0.6%		1,238
NET ASSETS – 100.0%		$203,248

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Mid Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
S&P Midcap 400 E-Mini	124	$6,050	Long	6/09	$286

At March 31, 2009, the industry sectors (unaudited) for the Mid Cap Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	15.5%
Consumer Staples	4.2
Energy	6.7
Financials	17.6
Health Care	12.6
Industrials	14.7
Information Technology	14.4
Materials	6.8
Telecommunication Services	0.7
Utilities	6.8

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Mid Cap Index Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$197,059	$286

Level 2	4,951	–

Level 3	–	–

Total	$202,010	$286

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND	MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5%

Advertising – 0.1%

Harte-Hanks, Inc.	8,500	$45

inVentiv Health, Inc. *	7,700	63
Marchex, Inc., Class B	5,500	19
		127

Aerospace/Defense – 1.4%

AAR Corp. *	9,000	113

Aerovironment, Inc. *	2,679	56

Argon ST, Inc. *	2,940	56

Cubic Corp.	3,800	96

Curtiss-Wright Corp.	10,600	297

Ducommun, Inc.	3,000	44

Esterline Technologies Corp. *	6,800	137

GenCorp, Inc. *	13,200	28

Heico Corp.	5,500	134

Herley Industries, Inc. *	2,800	33

Kaman Corp.	6,400	80

LMI Aerospace, Inc. *	1,800	13

Moog, Inc., Class A *	9,762	223

National Presto Industries, Inc.	1,200	73

Orbital Sciences Corp. *	13,500	161

Teledyne Technologies, Inc. *	8,800	235

TransDigm Group, Inc. *	8,282	272
Triumph Group, Inc.	3,800	145
		2,196

Agriculture – 0.4%

AgFeed Industries, Inc. *	4,700	11

Alico, Inc.	900	22

Alliance One International, Inc. *	21,000	81

Andersons (The), Inc.	4,700	66

Cadiz, Inc. *	2,400	19

Griffin Land & Nurseries, Inc.	600	21

Maui Land & Pineapple Co., Inc. *	1,100	9

Star Scientific, Inc. *	15,200	65

Tejon Ranch Co. *	2,600	54

Universal Corp. of Virginia	5,900	176
Vector Group Ltd.	8,460	110
		634

Airlines – 0.7%

Airtran Holdings, Inc. *	26,800	122

Alaska Air Group, Inc. *	8,300	146

Allegiant Travel Co. *	3,428	156

Hawaiian Holdings, Inc. *	11,200	42

JetBlue Airways Corp. *	42,000	153

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Airlines – 0.7% – continued

Republic Airways Holdings, Inc. *	8,000	$52

Skywest, Inc.	14,400	179

UAL Corp. *	34,400	154
US Airways Group, Inc. *	26,400	67
		1,071

Apparel – 1.2%

American Apparel, Inc. *	10,200	30

Carter’s, Inc. *	13,100	247

Cherokee, Inc.	1,800	28

Columbia Sportswear Co.	3,300	99

CROCS, Inc. *	20,300	24

Deckers Outdoor Corp. *	3,000	159

G-III Apparel Group Ltd. *	3,400	19

Iconix Brand Group, Inc. *	13,300	118

K-Swiss, Inc., Class A	6,200	53

Maidenform Brands, Inc. *	5,300	49

Oxford Industries, Inc.	3,300	20

Perry Ellis International, Inc. *	3,200	11

Quiksilver, Inc. *	29,200	37

Skechers U.S.A., Inc., Class A *	7,600	51

Steven Madden Ltd. *	4,600	86

Timberland (The) Co., Class A *	10,900	130

True Religion Apparel, Inc. *	4,500	53

Under Armour, Inc., Class A *	7,600	125

Unifi, Inc. *	10,000	6

Volcom, Inc. *	5,094	50

Warnaco Group (The), Inc. *	10,600	254

Weyco Group, Inc.	1,700	44
Wolverine World Wide, Inc.	11,500	179
		1,872

Auto Manufacturers – 0.1%

Force Protection, Inc. *	16,900	81
Wabash National Corp.	7,100	9
		90

Auto Parts & Equipment – 0.3%

American Axle & Manufacturing

Holdings, Inc.	11,000	15

Amerigon, Inc. *	5,600	21

ArvinMeritor, Inc.	21,500	17

ATC Technology Corp. *	5,100	57

Commercial Vehicle Group, Inc. *	5,800	3

Cooper Tire & Rubber Co.	13,600	55

Dana Holding Corp. *	26,300	12

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Auto Parts & Equipment – 0.3% – continued

Dorman Products, Inc. *	2,000	$19

Exide Technologies *	19,500	58

Fuel Systems Solutions, Inc. *	2,800	38

Hayes Lemmerz International, Inc. *	22,800	4

Lear Corp. *	16,000	12

Modine Manufacturing Co.	7,600	19

Spartan Motors, Inc.	8,900	36

Superior Industries International, Inc.	5,500	65

Tenneco, Inc. *	11,000	18

Titan International, Inc.	8,000	40
Wonder Auto Technology, Inc. *	2,800	10
		499

Banks – 6.4%

1st Source Corp.	3,408	62

Amcore Financial, Inc.	5,283	8

Ameris Bancorp	3,120	15

Ames National Corp.	1,500	26

Arrow Financial Corp.	1,800	43

Bancfirst Corp.	1,728	63

Banco Latinoamericano de Exportaciones S.A., Class E	6,200	58

BancTrust Financial Group, Inc.	4,000	25

Bank Mutual Corp.	11,806	107

Bank of the Ozarks, Inc.	3,300	76

Banner Corp.	3,200	9

Boston Private Financial Holdings, Inc.	12,900	45

Bryn Mawr Bank Corp.	1,000	17

Camden National Corp.	1,600	37

Capital City Bank Group, Inc.	2,808	32

Capitol Bancorp Ltd.	3,700	15

Cardinal Financial Corp.	5,200	30

Cascade Bancorp	5,356	9

Cass Information Systems, Inc.	1,615	52

Cathay General Bancorp	12,500	130

Centerstate Banks of Florida, Inc.	1,400	15

Central Pacific Financial Corp.	7,880	44

Chemical Financial Corp.	5,504	115

Citizens & Northern Corp.	1,900	35

Citizens Republic Bancorp, Inc. *	29,823	46

City Bank Lynwood of Washington	3,500	12

City Holding Co.	4,300	117

CoBiz Financial, Inc.	4,650	24

Colonial BancGroup (The), Inc.	46,100	41

Columbia Banking System, Inc.	4,366	28

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.4% – continued

Community Bank System, Inc.	8,500	$142

Community Trust Bancorp, Inc.	3,435	92

Corus Bankshares, Inc. *	9,400	3

CVB Financial Corp.	16,654	110

East-West Bancorp, Inc.	14,700	67

Enterprise Financial Services Corp.	2,400	23

Farmers Capital Bank Corp.	1,200	19

Financial Institutions, Inc.	1,700	13

First Bancorp of North Carolina	3,400	41

First Bancorp of Puerto Rico	16,500	70

First Bancorp, Inc.	1,600	25

First Busey Corp.	5,816	45

First Commonwealth Financial Corp.	19,428	172

First Community Bancshares, Inc. of Virginia	2,159	25

First Financial Bancorp	8,524	81

First Financial Bankshares, Inc.	5,261	253

First Financial Corp. of Indiana	2,606	96

First Merchants Corp.	4,527	49

First Midwest Bancorp, Inc.	12,500	107

First South Bancorp, Inc. of North Carolina	1,900	20

FirstMerit Corp.	20,200	368

FNB Corp. of Pennsylvania	19,659	151

Frontier Financial Corp.	11,050	12

Glacier Bancorp, Inc.	15,044	236

Green Bankshares, Inc.	3,030	27

Guaranty Bancorp *	13,000	23

Hancock Holding Co.	6,424	201

Hanmi Financial Corp.	9,800	13

Harleysville National Corp.	9,770	59

Heartland Financial USA, Inc.	3,000	41

Heritage Commerce Corp.	2,500	13

Home Bancshares, Inc.	3,148	63

Iberiabank Corp.	4,067	187

Independent Bank Corp. of Massachusetts	4,500	66

Integra Bank Corp.	5,143	10

International Bancshares Corp.	12,760	100

Lakeland Bancorp, Inc.	4,641	37

Lakeland Financial Corp.	2,800	54

MainSource Financial Group, Inc.	4,570	37

MB Financial, Inc.	8,072	110

Midwest Banc Holdings, Inc.	4,800	5

Nara Bancorp, Inc.	5,400	16

National Penn Bancshares, Inc.	20,200	168

NBT Bancorp, Inc.	8,304	180

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.4% – continued

Old National Bancorp of Indiana	15,195	$170

Old Second Bancorp, Inc.	3,138	20

Oriental Financial Group, Inc.	6,647	32

Pacific Capital Bancorp	11,933	81

Pacific Continental Corp.	1,700	20

PacWest Bancorp	6,702	96

Park National Corp.	2,525	141

Peapack Gladstone Financial Corp.	1,700	31

Pennsylvania Commerce Bancorp, Inc. *	800	15

Peoples Bancorp, Inc. of Ohio	2,460	32

Pinnacle Financial Partners, Inc. *	6,100	145

Premierwest Bancorp	3,255	13

PrivateBancorp, Inc.	5,600	81

Prosperity Bancshares, Inc.	9,800	268

Provident Bankshares Corp.	8,856	62

Renasant Corp.	4,800	60

Republic Bancorp, Inc. of Kentucky, Class A	2,197	41

S & T Bancorp, Inc.	6,100	129

Sandy Spring Bancorp, Inc.	3,900	44

Santander BanCorp	1,079	8

SCBT Financial Corp.	2,506	52

Seacoast Banking Corp. of Florida	3,720	11

Shore Bancshares, Inc.	1,600	27

Sierra Bancorp	1,600	16

Signature Bank of New York *	8,779	248

Simmons First National Corp., Class A	3,200	81

Smithtown Bancorp, Inc.	1,600	18

South Financial Group (The), Inc.	17,400	19

Southside Bancshares, Inc.	2,831	54

Southwest Bancorp, Inc. of Oklahoma	3,300	31

State Bancorp, Inc.	2,700	21

StellarOne Corp.	4,900	58

Sterling Bancorp of New York	4,129	41

Sterling Bancshares, Inc. of Texas	19,287	126

Sterling Financial Corp. of Washington	14,782	31

Suffolk Bancorp	2,200	57

Sun Bancorp, Inc. of New Jersey *	3,622	19

Susquehanna Bancshares, Inc.	21,352	199

SVB Financial Group *	6,900	138

SY Bancorp, Inc.	3,085	75

Texas Capital Bancshares, Inc. *	7,300	82

Tompkins Financial Corp.	1,653	71

TowneBank	4,800	78

Trico Bancshares	3,300	55

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Banks – 6.4% – continued

Trustco Bank Corp. of New York	19,294	$116

Trustmark Corp.	12,400	228

UCBH Holdings, Inc.	30,500	46

UMB Financial Corp.	7,712	328

Umpqua Holdings Corp.	15,331	139

Union Bankshares Corp. of Virginia	3,100	43

United Bankshares, Inc.	9,600	166

United Community Banks, Inc. of Georgia	11,562	48

United Security Bancshares of California	2,040	15

Univest Corp. of Pennsylvania	3,050	53

W Holding Co., Inc.	598	5

Washington Trust Bancorp, Inc.	2,800	45

WesBanco, Inc.	6,200	142

West Bancorporation	3,700	28

West Coast Bancorp of Oregon	3,907	9

Westamerica Bancorporation	7,200	328

Western Alliance Bancorp *	4,400	20

Wilshire Bancorp, Inc.	4,200	22

Wintrust Financial Corp.	6,300	77
Yadkin Valley Financial Corp.	2,100	16
		9,937

Beverages – 0.3%

Boston Beer Co., Inc., Class A *	2,000	42

Coca-Cola Bottling Co. Consolidated	927	48

Farmer Bros. Co.	1,600	29

Green Mountain Coffee Roasters, Inc. *	4,300	206

National Beverage Corp. *	2,760	25
Peet’s Coffee & Tea, Inc. *	3,300	71
		421

Biotechnology – 4.3%

Acorda Therapeutics, Inc. *	9,000	178

Affymax, Inc. *	2,259	36

Alexion Pharmaceuticals, Inc. *	19,547	736

Alnylam Pharmaceuticals, Inc. *	8,700	166

AMAG Pharmaceuticals, Inc. *	3,950	145

American Oriental Bioengineering, Inc. *	14,600	56

Arena Pharmaceuticals, Inc. *	18,600	56

Ariad Pharmaceuticals, Inc. *	19,000	23

Arqule, Inc. *	9,300	38

Bio-Rad Laboratories, Inc., Class A *	4,400	290

Cambrex Corp. *	6,700	15

Celera Corp. *	18,500	141

Cell Genesys, Inc. *	26,400	8

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Biotechnology – 4.3% – continued

Celldex Therapeutics, Inc. *	3,700	$24

Clinical Data, Inc. *	2,100	23

Cougar Biotechnology, Inc. *	3,400	109

Cubist Pharmaceuticals, Inc. *	13,000	213

Cytokinetics, Inc. *	7,400	13

Dendreon Corp. *	23,800	100

Discovery Laboratories, Inc. *	24,000	29

Emergent Biosolutions, Inc. *	3,200	43

Enzo Biochem, Inc. *	7,307	29

Enzon Pharmaceuticals, Inc. *	11,800	72

Exelixis, Inc. *	25,900	119

Facet Biotech Corp. *	6,520	62

Geron Corp. *	19,800	89

GTX, Inc. *	4,400	47

Halozyme Therapeutics, Inc. *	14,100	77

Human Genome Sciences, Inc. *	34,733	29

Idera Pharmaceuticals, Inc. *	4,900	32

Immunogen, Inc. *	11,600	82

Immunomedics, Inc. *	14,700	14

Incyte Corp. *	19,500	46

InterMune, Inc. *	8,376	138

Lexicon Pharmaceuticals, Inc. *	16,000	17

Ligand Pharmaceuticals, Inc., Class B *	22,100	66

Martek Biosciences Corp.	7,600	139

Maxygen, Inc. *	6,600	45

Medicines (The) Co. *	12,100	131

Molecular Insight Pharmaceuticals, Inc. *	2,800	10

Momenta Pharmaceuticals, Inc. *	5,800	64

Myriad Genetics, Inc. *	21,654	985

Novavax, Inc. *	10,800	11

NPS Pharmaceuticals, Inc. *	12,300	52

OSI Pharmaceuticals, Inc. *	13,900	532

PDL BioPharma, Inc.	27,600	195

Protalix BioTherapeutics, Inc. *	499	1

Regeneron Pharmaceuticals, Inc. *	14,600	202

Repligen Corp. *	6,200	30

RTI Biologics, Inc. *	12,700	36

Sangamo BioSciences, Inc. *	8,700	37

Seattle Genetics, Inc. *	14,000	138

Sequenom, Inc. *	14,076	200

United Therapeutics Corp. *	6,346	419

Xoma Ltd. *	33,900	18
Zymogenetics, Inc. *	10,300	41
		6,647

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Building Materials – 0.7%

AAON, Inc.	3,600	$65

Apogee Enterprises, Inc.	7,500	82

Builders FirstSource, Inc. *	4,200	9

China Architectural Engineering, Inc. *	4,700	5

Comfort Systems USA, Inc.	9,800	102

Drew Industries, Inc. *	4,700	41

Gibraltar Industries, Inc.	6,450	30

Interline Brands, Inc. *	7,730	65

Louisiana-Pacific Corp.	26,800	60

LSI Industries, Inc.	4,312	22

NCI Building Systems, Inc. *	4,700	10

Quanex Building Products Corp.	8,500	65

Simpson Manufacturing Co., Inc.	9,400	169

Texas Industries, Inc.	5,400	135

Trex Co., Inc. *	4,000	31

U.S. Concrete, Inc. *	9,200	18
Universal Forest Products, Inc.	3,900	104
		1,013

Chemicals – 1.4%

Aceto Corp.	6,500	39

American Vanguard Corp.	5,000	64

Arch Chemicals, Inc.	5,700	108

Balchem Corp.	4,750	119

Ferro Corp.	12,450	18

Fuller (H.B.) Co.	11,219	146

Grace (W.R.) & Co. *	18,100	114

ICO, Inc. *	5,900	12

Innophos Holdings, Inc.	2,800	32

Innospec, Inc.	5,500	21

Landec Corp. *	6,800	38

Minerals Technologies, Inc.	4,300	138

NewMarket Corp.	3,100	137

Olin Corp.	17,300	247

OM Group, Inc. *	7,000	135

Penford Corp.	2,900	11

PolyOne Corp. *	21,600	50

Quaker Chemical Corp.	2,600	21

Rockwood Holdings, Inc. *	9,597	76

Schulman (A.), Inc.	7,000	95

Sensient Technologies Corp.	11,100	261

ShengdaTech, Inc. *	6,900	21

Solutia, Inc. *	23,200	43

Spartech Corp.	7,000	17

Stepan Co.	1,500	41

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Chemicals – 1.4% – continued

Symyx Technologies, Inc. *	8,200	$36

Westlake Chemical Corp.	4,500	66

Zep, Inc.	5,650	58
Zoltek Cos., Inc. *	7,300	50
		2,214

Coal – 0.1%

International Coal Group, Inc. *	29,400	47

James River Coal Co. *	6,300	78

National Coal Corp. *	8,000	11
Westmoreland Coal Co. *	1,900	14
		150

Commercial Services – 6.0%

Aaron Rents, Inc.	10,450	279

ABM Industries, Inc.	11,048	181

Administaff, Inc.	5,600	118

Advance America Cash Advance Centers, Inc.	11,010	19

Advisory Board (The) Co. *	4,300	71

Albany Molecular Research, Inc. *	5,500	52

American Public Education, Inc. *	2,800	118

AMN Healthcare Services, Inc. *	7,800	40

Arbitron, Inc.	6,900	104

Bankrate, Inc. *	3,200	80

Bowne & Co., Inc.	6,274	20

Capella Education Co. *	3,557	189

Cardtronics, Inc. *	3,800	7

CBIZ, Inc. *	10,200	71

CDI Corp.	2,800	27

Cenveo, Inc. *	11,070	36

Chemed Corp.	5,100	198

China Direct, Inc. *	3,100	4

Coinstar, Inc. *	7,000	229

Consolidated Graphics, Inc. *	2,600	33

Corinthian Colleges, Inc. *	20,700	403

Cornell Cos., Inc. *	3,200	52

Corvel Corp. *	1,825	37

CoStar Group, Inc. *	4,500	136

CRA International, Inc. *	2,500	47

Cross Country Healthcare, Inc. *	7,300	48

Deluxe Corp.	11,900	115

Dollar Financial Corp. *	6,400	61

Dollar Thrifty Automotive Group, Inc. *	7,200	8

DynCorp International, Inc., Class A *	6,600	88

Electro Rent Corp.	5,074	49

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Commercial Services – 6.0% – continued

Emergency Medical Services Corp., Class A *	2,100	$66

Euronet Worldwide, Inc. *	10,800	141

ExlService Holdings, Inc. *	3,256	28

First Advantage Corp., Class A *	2,000	28

Forrester Research, Inc. *	3,500	72

Gartner, Inc. *	13,700	151

Geo Group (The), Inc. *	11,800	156

Gevity HR, Inc.	5,900	23

Global Cash Access Holdings, Inc. *	10,200	39

Grand Canyon Education, Inc. *	2,103	36

Great Lakes Dredge & Dock Corp.	9,000	27

H&E Equipment Services, Inc. *	3,800	25

Hackett Group (The), Inc. *	9,300	19

Healthcare Services Group, Inc.	9,438	141

Heartland Payment Systems, Inc.	5,700	38

Heidrick & Struggles International, Inc.	4,500	80

Hill International, Inc. *	5,600	17

HMS Holdings Corp. *	6,200	204

Hudson Highland Group, Inc. *	6,200	7

Huron Consulting Group, Inc. *	5,091	216

ICF International, Inc. *	1,900	44

ICT Group, Inc. *	1,800	10

Integrated Electrical Services, Inc. *	2,000	18

Interactive Data Corp.	9,300	231

Jackson Hewitt Tax Service, Inc.	6,700	35

K12, Inc. *	1,889	26

Kelly Services, Inc., Class A	6,029	49

Kendle International, Inc. *	3,400	71

Kenexa Corp. *	5,300	29

Kforce, Inc. *	7,300	51

Korn/Ferry International *	11,200	102

Landauer, Inc.	2,100	107

Learning Tree International, Inc. *	1,700	14

LECG Corp. *	6,100	16

Live Nation, Inc. *	17,500	47

MAXIMUS, Inc.	3,972	158

McGrath Rentcorp	5,564	88

Midas, Inc. *	3,300	26

Monro Muffler, Inc.	4,250	116

MPS Group, Inc. *	21,800	130

Multi-Color Corp.	2,350	29

Navigant Consulting, Inc. *	11,200	146

Net 1 UEPS Technologies, Inc. *	12,300	187

Odyssey Marine Exploration, Inc. *	12,700	43

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Commercial Services – 6.0% – continued

On Assignment, Inc. *	8,100	$22

Parexel International Corp. *	14,100	137

PHH Corp. *	12,500	176

Pre-Paid Legal Services, Inc. *	1,900	55

PRG-Schultz International, Inc. *	2,900	8

Providence Service (The) Corp. *	4,130	28

Rent-A-Center, Inc. *	15,600	302

Resources Connection, Inc. *	11,400	172

Riskmetrics Group, Inc. *	5,135	73

Rollins, Inc.	10,500	180

RSC Holdings, Inc. *	11,200	59

Sotheby’s	15,600	140

Spherion Corp. *	11,730	24

Standard Parking Corp. *	1,900	31

Steiner Leisure Ltd. *	4,200	103

Stewart Enterprises, Inc., Class A	20,000	65

SuccessFactors, Inc. *	6,049	46

Team, Inc. *	4,700	55

TeleTech Holdings, Inc. *	8,300	90

TNS, Inc. *	5,600	46

TrueBlue, Inc. *	10,300	85

Universal Technical Institute, Inc. *	5,500	66

Valassis Communications, Inc. *	12,227	19

Viad Corp.	4,700	66

VistaPrint Ltd. *	10,400	286

Volt Information Sciences, Inc. *	3,775	25

Watson Wyatt Worldwide, Inc., Class A	10,500	518
Wright Express Corp. *	8,990	164
		9,248

Computers – 2.4%

3D Systems Corp. *	4,500	30

3PAR, Inc. *	6,128	40

Agilysys, Inc.	5,287	23

CACI International, Inc., Class A *	6,900	252

CIBER, Inc. *	12,200	33

Cogo Group, Inc. *	6,500	43

Compellent Technologies, Inc. *	3,078	33

COMSYS IT Partners, Inc. *	3,300	7

Cray, Inc. *	8,300	29

Data Domain, Inc. *	8,500	107

Digimarc Corp. *	1,414	14

Echelon Corp. *	7,200	58

Electronics for Imaging, Inc. *	12,300	121

Henry (Jack) & Associates, Inc.	18,600	304

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Computers – 2.4% – continued

Hutchinson Technology, Inc. *	5,415	$14

iGate Corp.	5,400	18

Imation Corp.	6,900	53

Immersion Corp. *	7,600	22

Insight Enterprises, Inc. *	10,850	33

Integral Systems, Inc. of Maryland *	4,468	38

Isilon Systems, Inc. *	3,804	8

Magma Design Automation, Inc. *	13,100	10

Manhattan Associates, Inc. *	6,500	113

Maxwell Technologies, Inc. *	5,400	38

Mentor Graphics Corp. *	21,000	93

Mercury Computer Systems, Inc. *	5,600	31

Micros Systems, Inc. *	19,000	356

MTS Systems Corp.	4,500	102

NCI, Inc., Class A *	1,800	47

Ness Technologies, Inc. *	9,100	27

Netezza Corp. *	9,129	62

Netscout Systems, Inc. *	7,400	53

Palm, Inc. *	25,906	223

Perot Systems Corp., Class A *	20,000	258

Quantum Corp. *	49,600	33

Rackable Systems, Inc. *	8,600	35

Radiant Systems, Inc. *	6,600	29

Radisys Corp. *	6,100	37

Rimage Corp. *	2,400	32

Riverbed Technology, Inc. *	12,800	167

Silicon Storage Technology, Inc. *	17,900	30

Smart Modular Technologies WWH, Inc. *	11,200	15

SRA International, Inc., Class A *	9,900	146

STEC, Inc. *	8,700	64

Stratasys, Inc. *	5,500	45

Super Micro Computer, Inc. *	4,369	22

SYKES Enterprises, Inc. *	8,200	136

Synaptics, Inc. *	7,950	213

Syntel, Inc.	3,400	70
Virtusa Corp. *	1,100	7
		3,774

Cosmetics/Personal Care – 0.2%

Chattem, Inc. *	4,300	241

Elizabeth Arden, Inc. *	6,500	38
Inter Parfums, Inc.	3,600	21
		300

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. *	11,000	$147

BMP Sunstone Corp. *	5,700	18

Brightpoint, Inc. *	11,750	50

Chindex International, Inc. *	2,900	14

Core – Mark Holding Co., Inc. *	2,200	40

FGX International Holdings Ltd. *	2,900	34

Fossil, Inc. *	11,600	182

Houston Wire & Cable Co.	4,200	33

MWI Veterinary Supply, Inc. *	2,800	80

Owens & Minor, Inc.	9,462	314

Pool Corp.	11,900	160

Scansource, Inc. *	6,100	113

School Specialty, Inc. *	4,450	78

Titan Machinery, Inc. *	2,200	20

United Stationers, Inc. *	5,392	151
Watsco, Inc.	5,350	182
		1,616

Diversified Financial Services – 1.8%

Advanta Corp., Class B	10,050	7

Asset Acceptance Capital Corp. *	3,600	19

BGC Partners, Inc., Class A	8,300	18

Calamos Asset Management, Inc., Class A	5,600	27

Cohen & Steers, Inc.	4,700	52

CompuCredit Corp. *	3,800	9

Credit Acceptance Corp. *	1,252	27

Diamond Hill Investment Group, Inc. *	400	16

Duff & Phelps Corp., Class A *	2,500	39

Encore Capital Group, Inc. *	3,100	14

Evercore Partners, Inc., Class A	2,900	45

FBR Capital Markets Corp. *	5,800	19

FCStone Group, Inc. *	5,900	13

Federal Agricultural Mortgage Corp., Class C	2,200	6

Financial Federal Corp.	5,900	125

First Marblehead (The), Corp. *	16,000	21

Friedman Billings Ramsey Group, Inc., Class A *	47,500	9

GAMCO Investors, Inc., Class A	2,100	69

GFI Group, Inc.	15,280	49

Greenhill & Co., Inc.	4,349	321

Interactive Brokers Group, Inc., Class A *	10,100	163

International Assets Holding Corp. *	800	8

KBW, Inc. *	6,068	123

Knight Capital Group, Inc., Class A *	23,000	339

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Diversified Financial Services – 1.8% – continued

LaBranche & Co., Inc. *	12,900	$48

Ladenburg Thalmann Financial Services, Inc. *	22,200	12

MarketAxess Holdings, Inc. *	7,100	54

National Financial Partners Corp.	10,799	35

Nelnet, Inc., Class A *	3,900	34

NewStar Financial, Inc. *	5,457	13

Ocwen Financial Corp. *	8,400	96

optionsXpress Holdings, Inc.	10,530	120

Penson Worldwide, Inc. *	3,900	25

Piper Jaffray Cos. *	4,291	111

Portfolio Recovery Associates, Inc. *	4,000	107

Pzena Investment Management, Inc., Class A	1,500	3

Sanders Morris Harris Group, Inc.	3,800	15

Stifel Financial Corp. *	6,464	280

SWS Group, Inc.	6,215	97

Thomas Weisel Partners Group, Inc. *	4,700	17

TradeStation Group, Inc. *	8,900	59

US Global Investors, Inc., Class A	3,300	16

Virtus Investment Partners, Inc. *	1,325	9

Westwood Holdings Group, Inc.	1,100	43
World Acceptance Corp. *	4,200	72
		2,804

Electric – 2.7%

Allete, Inc.	6,000	160

Avista Corp.	12,300	169

Black Hills Corp.	8,900	159

Central Vermont Public Service Corp.	3,200	55

CH Energy Group, Inc.	4,000	188

Cleco Corp.	14,900	323

El Paso Electric Co. *	10,400	146

Empire District Electric (The) Co.	7,800	113

EnerNOC, Inc. *	2,545	37

Idacorp, Inc.	10,300	241

ITC Holdings Corp.	12,200	532

MGE Energy, Inc.	5,725	180

NorthWestern Corp.	9,309	200

Ormat Technologies, Inc.	4,500	124

Otter Tail Corp.	8,781	194

Pike Electric Corp. *	4,800	44

PNM Resources, Inc.	19,700	163

Portland General Electric Co.	18,000	317

Synthesis Energy Systems, Inc. *	3,900	3

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electric – 2.7% – continued

UIL Holdings Corp.	5,733	$128

Unisource Energy Corp.	7,920	223

US Geothermal, Inc. *	13,200	9
Westar Energy, Inc.	25,400	445
		4,153

Electrical Components & Equipment – 0.9%

Advanced Battery Technologies, Inc. *	11,500	25

Advanced Energy Industries, Inc. *	7,600	57

American Superconductor Corp. *	10,247	177

Beacon Power Corp. *	22,500	11

Belden, Inc.	10,412	130

Capstone Turbine Corp. *	33,700	24

China BAK Battery, Inc. *	8,200	14

Coleman Cable, Inc. *	2,100	4

Encore Wire Corp.	4,800	103

Ener1, Inc. *	8,500	44

Energy Conversion Devices, Inc. *	10,400	138

EnerSys *	6,600	80

Evergreen Solar, Inc. *	33,200	71

Fushi Copperweld, Inc. *	3,500	17

GrafTech International Ltd. *	27,700	171

Graham Corp.	2,800	25

Insteel Industries, Inc.	4,700	33

Littelfuse, Inc. *	5,100	56

Medis Technologies Ltd. *	9,996	4

Orion Energy Systems, Inc. *	2,200	10

Powell Industries, Inc. *	2,000	71

Power-One, Inc. *	19,200	17

Ultralife Corp. *	3,400	26

Universal Display Corp. *	6,700	61

Valence Technology, Inc. *	11,100	24
Vicor Corp.	4,600	22
		1,415

Electronics – 2.2%

American Science & Engineering, Inc.	2,200	123

Analogic Corp.	3,400	109

Axsys Technologies, Inc. *	2,300	97

Badger Meter, Inc.	3,700	107

Bel Fuse, Inc., Class B	2,800	38

Benchmark Electronics, Inc. *	15,663	175

Brady Corp., Class A	11,638	205

Checkpoint Systems, Inc. *	9,400	84

China Security & Surveillance Technology, Inc. *	7,500	29

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Electronics – 2.2% – continued

Cogent, Inc. *	10,400	$124

Coherent, Inc. *	5,500	95

CTS Corp.	8,180	30

Cymer, Inc. *	6,973	155

Daktronics, Inc.	7,600	50

Dionex Corp. *	4,600	217

Electro Scientific Industries, Inc. *	6,400	38

FARO Technologies, Inc. *	3,900	52

FEI Co. *	9,300	144

ICx Technologies, Inc. *	2,000	8

II-VI, Inc. *	5,600	96

L-1 Identity Solutions, Inc. *	16,524	84

LaBarge, Inc. *	2,300	19

Measurement Specialties, Inc. *	3,400	14

Methode Electronics, Inc.	8,742	31

Microvision, Inc. *	16,300	21

Multi-Fineline Electronix, Inc. *	2,400	40

Newport Corp. *	8,700	39

NVE Corp. *	1,300	38

OSI Systems, Inc. *	4,200	64

Park Electrochemical Corp.	4,800	83

Plexus Corp. *	9,200	127

Rofin-Sinar Technologies, Inc. *	7,000	113

Rogers Corp. *	4,100	77

Sanmina-SCI Corp. *	125,400	38

Sonic Solutions, Inc. *	5,400	7

Stoneridge, Inc. *	3,800	8

Taser International, Inc. *	15,900	74

Technitrol, Inc.	9,800	17

TTM Technologies, Inc. *	10,400	60

Varian, Inc. *	6,800	161

Watts Water Technologies, Inc., Class A	6,700	131

Woodward Governor Co.	14,600	163
Zygo Corp. *	3,600	17
		3,402

Energy – Alternate Sources – 0.2%

Akeena Solar, Inc. *	5,200	6

Ascent Solar Technologies, Inc. *	1,900	8

Clean Energy Fuels Corp. *	6,600	40

Comverge, Inc. *	5,549	39

Evergreen Energy, Inc. *	28,200	39

FuelCell Energy, Inc. *	17,600	42

GT Solar International, Inc. *	7,300	48

Headwaters, Inc. *	9,900	31

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Energy – Alternate Sources – 0.2% – continued

Pacific Ethanol, Inc. *	10,600	$3

Plug Power, Inc. *	16,900	15

Quantum Fuel Systems Technologies
Worldwide, Inc. *	22,100	18
		289

Engineering & Construction – 0.9%

Baker (Michael) Corp. *	1,900	49

Dycom Industries, Inc. *	9,300	54

EMCOR Group, Inc. *	15,900	273

ENGlobal Corp. *	6,800	31

Exponent, Inc. *	3,100	79

Granite Construction, Inc.	7,662	287

Insituform Technologies, Inc., Class A *	8,800	138

Layne Christensen Co. *	4,822	78

Orion Marine Group, Inc. *	5,600	73

Perini Corp. *	11,700	144

Stanley, Inc. *	2,162	55

Sterling Construction Co., Inc. *	3,100	55
VSE Corp.	1,100	29
		1,345

Entertainment – 0.6%

Bally Technologies, Inc. *	12,800	236

Bluegreen Corp. *	3,200	6

Churchill Downs, Inc.	2,200	66

Cinemark Holdings, Inc.	6,700	63

Dover Downs Gaming &

Entertainment, Inc.	3,995	12

Great Wolf Resorts, Inc. *	6,160	14

Isle of Capri Casinos, Inc. *	4,100	22

National CineMedia, Inc.	10,500	138

Pinnacle Entertainment, Inc. *	13,900	98

Rick’s Cabaret International, Inc. *	1,600	7

Shuffle Master, Inc. *	12,050	35

Six Flags, Inc. *	26,800	7

Speedway Motorsports, Inc.	3,200	38
Vail Resorts, Inc. *	6,800	139
		881

Environmental Control – 1.1%

American Ecology Corp.	4,300	60

Calgon Carbon Corp. *	12,300	174

Casella Waste Systems, Inc., Class A *	5,900	10

Clean Harbors, Inc. *	4,814	231

Darling International, Inc. *	18,900	70

Energy Recovery, Inc. *	3,700	28

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Environmental Control – 1.1% – continued

EnergySolutions, Inc.	7,800	$68

Fuel Tech, Inc. *	5,000	52

Metalico, Inc. *	5,900	10

Met-Pro Corp.	2,800	23

Mine Safety Appliances Co.	7,200	144

Rentech, Inc. *	40,500	22

Tetra Tech, Inc. *	14,191	289

Waste Connections, Inc. *	18,575	478
Waste Services, Inc. *	5,466	24
		1,683

Food – 2.6%

American Dairy, Inc. *	1,200	20

Arden Group, Inc., Class A	300	35

B&G Foods, Inc., Class A	3,800	20

Calavo Growers, Inc.	1,900	23

Cal-Maine Foods, Inc.	3,100	69

Chiquita Brands International, Inc. *	10,000	66

Diamond Foods, Inc.	4,100	115

Flowers Foods, Inc.	19,037	447

Fresh Del Monte Produce, Inc. *	9,700	159

Great Atlantic & Pacific Tea Co. *	8,318	44

Hain Celestial Group (The), Inc. *	9,900	141

HQ Sustainable Maritime Industries, Inc. *	1,700	13

Imperial Sugar Co.	2,700	19

Ingles Markets, Inc., Class A	2,900	43

J & J Snack Foods Corp.	3,800	131

Lancaster Colony Corp.	5,100	212

Lance, Inc.	6,200	129

M & F Worldwide Corp. *	2,900	34

Nash Finch Co.	3,300	93

Ralcorp Holdings, Inc. *	13,300	717

Ruddick Corp.	9,600	216

Sanderson Farms, Inc.	4,700	177

Seaboard Corp.	100	101

Smart Balance, Inc. *	16,300	98

Spartan Stores, Inc.	5,600	86

Tootsie Roll Industries, Inc.	5,713	124

TreeHouse Foods, Inc. *	7,200	207

United Natural Foods, Inc. *	10,900	207

Village Super Market, Class A	1,400	44

Weis Markets, Inc.	2,600	81

Winn-Dixie Stores, Inc. *	12,800	122
Zhongpin, Inc. *	4,200	37
		4,030

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Forest Products & Paper – 0.4%

AbitibiBowater, Inc. *	13,612	$7

Boise, Inc. *	11,000	7

Buckeye Technologies, Inc. *	9,800	21

Clearwater Paper Corp. *	3,331	27

Deltic Timber Corp.	2,400	95

Glatfelter	10,500	65

Mercer International, Inc. *	7,900	5

Neenah Paper, Inc.	3,400	12

Potlatch Corp.	8,960	208

Schweitzer-Mauduit International, Inc.	3,600	66

Verso Paper Corp.	5,500	4

Wausau Paper Corp.	10,642	56
Xerium Technologies, Inc. *	7,400	5
		578

Gas – 1.6%

Chesapeake Utilities Corp.	1,100	33

Laclede Group (The), Inc.	5,600	218

New Jersey Resources Corp.	10,275	349

Nicor, Inc.	10,400	346

Northwest Natural Gas Co.	6,050	263

Piedmont Natural Gas Co., Inc.	17,900	463

South Jersey Industries, Inc.	7,426	260

Southwest Gas Corp.	10,000	211
WGL Holdings, Inc.	11,500	377
		2,520

Hand/Machine Tools – 0.3%

Baldor Electric Co.	10,553	153

Franklin Electric Co., Inc.	5,700	126

K-Tron International, Inc. *	500	30

Regal-Beloit Corp.	7,441	228
Thermadyne Holdings Corp. *	2,900	6
		543

Healthcare – Products – 4.1%

Abaxis, Inc. *	5,600	97

Abiomed, Inc. *	7,800	38

Accuray, Inc. *	8,236	41

Affymetrix, Inc. *	18,500	60

Align Technology, Inc. *	14,200	113

American Medical Systems Holdings, Inc. *	17,600	196

Angiodynamics, Inc. *	5,500	62

Atrion Corp.	300	26

BioMimetic Therapeutics, Inc. *	3,200	23

Bruker Corp. *	11,664	72

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Healthcare – Products – 4.1% – continued

Caliper Life Sciences, Inc. *	10,600	$10

Cantel Medical Corp. *	3,400	44

Cardiac Science Corp. *	3,700	11

CardioNet, Inc. *	1,500	42

Cepheid, Inc. *	14,300	99

Columbia Laboratories, Inc. *	10,400	15

Conceptus, Inc. *	7,100	83

Conmed Corp. *	7,525	108

CryoLife, Inc. *	7,300	38

Cyberonics, Inc. *	5,500	73

Cynosure, Inc., Class A *	2,500	15

DexCom, Inc. *	9,700	40

ev3, Inc. *	16,548	117

Exactech, Inc. *	1,800	21

Genomic Health, Inc. *	3,200	78

Greatbatch, Inc. *	5,200	101

Haemonetics Corp. of Massachusetts *	5,900	325

Hanger Orthopedic Group, Inc. *	7,100	94

Hansen Medical, Inc. *	5,037	20

ICU Medical, Inc. *	3,000	96

Immucor, Inc. *	17,180	432

Insulet Corp. *	4,898	20

Integra LifeSciences Holdings Corp. *	4,100	101

Invacare Corp.	7,412	119

IRIS International, Inc. *	5,000	58

Kensey Nash Corp. *	2,200	47

Luminex Corp. *	10,105	183

Masimo Corp. *	11,210	325

Medical Action Industries, Inc. *	3,500	29

Meridian Bioscience, Inc.	10,025	182

Merit Medical Systems, Inc. *	6,967	85

Micrus Endovascular Corp. *	3,600	21

Natus Medical, Inc. *	7,300	62

NuVasive, Inc. *	8,600	270

NxStage Medical, Inc. *	6,400	17

OraSure Technologies, Inc. *	11,100	28

Orthofix International N.V. *	4,500	83

Orthovita, Inc. *	13,400	36

Palomar Medical Technologies, Inc. *	4,400	32

PSS World Medical, Inc. *	15,450	222

Quidel Corp. *	7,300	67

Sirona Dental Systems, Inc. *	3,900	56

Somanetics Corp. *	2,700	41

SonoSite, Inc. *	4,500	80

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Healthcare – Products – 4.1% – continued

Spectranetics Corp. *	7,900	$20

Stereotaxis, Inc. *	6,800	27

STERIS Corp.	13,500	314

SurModics, Inc. *	4,100	75

Symmetry Medical, Inc. *	8,170	52

Synovis Life Technologies, Inc. *	2,800	39

Thoratec Corp. *	12,785	328

TomoTherapy, Inc. *	9,700	26

TranS1, Inc. *	2,600	16

Vital Images, Inc. *	3,700	42

Vnus Medical Technologies, Inc. *	3,600	77

Volcano Corp. *	11,600	169

West Pharmaceutical Services, Inc.	7,452	245

Wright Medical Group, Inc. *	8,600	112
Zoll Medical Corp. *	4,800	69
		6,365

Healthcare – Services – 2.0%

Air Methods Corp. *	2,900	49

Alliance HealthCare Services, Inc. *	6,100	41

Almost Family, Inc. *	1,700	32

Amedisys, Inc. *	6,134	169

AMERIGROUP Corp. *	12,400	341

Amsurg Corp. *	7,200	114

Assisted Living Concepts, Inc., Class A *	2,580	35

Bio-Reference Labs, Inc. *	3,100	65

Capital Senior Living Corp. *	6,200	15

Centene Corp. *	10,000	180

Emeritus Corp. *	4,500	30

Ensign Group (The), Inc.	1,600	25

Five Star Quality Care, Inc. *	6,400	7

Genoptix, Inc. *	2,200	60

Gentiva Health Services, Inc. *	6,400	97

Healthsouth Corp. *	21,000	186

Healthspring, Inc. *	11,300	95

Healthways, Inc. *	8,100	71

IPC The Hospitalist Co., Inc. *	1,800	34

Kindred Healthcare, Inc. *	6,600	99

LHC Group, Inc. *	3,800	85

Life Sciences Research, Inc. *	2,200	16

Magellan Health Services, Inc. *	8,800	321

Medcath Corp. *	4,400	32

Molina Healthcare, Inc. *	3,300	63

National Healthcare Corp.	1,900	76

Nighthawk Radiology Holdings, Inc. *	6,600	18

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Healthcare – Services – 2.0% – continued

Odyssey HealthCare, Inc. *	7,475	$73

Psychiatric Solutions, Inc. *	12,800	201

RadNet, Inc. *	6,400	8

RehabCare Group, Inc. *	4,900	85

Res-Care, Inc. *	5,700	83

Skilled Healthcare Group, Inc., Class A *	4,100	34

Sun Healthcare Group, Inc. *	10,800	91

Sunrise Senior Living, Inc. *	11,700	8

Triple-S Management Corp., Class B *	4,000	49

U.S. Physical Therapy, Inc. *	3,000	29
Virtual Radiologic Corp. *	1,700	12
		3,029

Holding Companies – Diversified – 0.0%

Compass Diversified Holdings	5,600	50
Resource America, Inc., Class A	2,500	10
		60

Home Builders – 0.3%

Amrep Corp. *	400	6

Beazer Homes USA, Inc. *	10,700	11

Brookfield Homes Corp.	2,267	8

Cavco Industries, Inc. *	1,400	33

Champion Enterprises, Inc. *	19,908	10

Hovnanian Enterprises, Inc., Class A *	13,200	21

M/I Homes, Inc.	3,400	24

Meritage Homes Corp. *	7,200	82

Palm Harbor Homes, Inc. *	2,312	5

Ryland Group, Inc.	9,800	163

Skyline Corp.	1,600	30

Standard-Pacific Corp. *	27,000	24
Winnebago Industries, Inc.	7,200	38
		455

Home Furnishings – 0.5%

American Woodmark Corp.	2,500	44

Audiovox Corp., Class A *	4,000	14

DTS, Inc. *	4,700	113

Ethan Allen Interiors, Inc.	5,600	63

Furniture Brands International, Inc.	10,100	15

Hooker Furniture Corp.	2,300	20

Kimball International, Inc., Class B	7,356	48

La-Z-Boy, Inc.	12,300	15

Sealy Corp. *	10,200	15

Tempur-Pedic International, Inc.	17,300	126

TiVo, Inc. *	25,000	176

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Home Furnishings – 0.5% – continued
Universal Electronics, Inc. *	3,400	$62
		711

Household Products/Wares – 0.5%

ACCO Brands Corp. *	12,400	12

American Greetings Corp., Class A	12,200	62

Blyth, Inc.	1,700	45

Central Garden and Pet Co., Class A *	15,200	114

CSS Industries, Inc.	1,900	32

Ennis, Inc.	5,900	52

Helen of Troy Ltd. *	6,900	95

Prestige Brands Holdings, Inc. *	7,910	41

Russ Berrie & Co., Inc. *	3,200	4

Standard Register (The) Co.	3,400	16

Tupperware Brands Corp.	14,200	241
WD-40 Co.	3,770	91
		805

Housewares – 0.0%
Libbey, Inc.	3,600	3

Insurance – 4.2%

AMBAC Financial Group, Inc.	67,700	53

American Equity Investment Life

Holding Co.	12,600	52

American Physicians Capital, Inc.	2,200	90

American Safety Insurance Holdings Ltd. *	2,600	30

Amerisafe, Inc. *	4,900	75

Amtrust Financial Services, Inc.	3,900	37

Argo Group International Holdings Ltd. *	7,106	214

Aspen Insurance Holdings Ltd.	19,900	447

Assured Guaranty Ltd.	12,700	86

Baldwin & Lyons, Inc., Class B	2,050	39

Citizens, Inc. of Texas *	8,500	62

CNA Surety Corp. *	3,800	70

Crawford & Co., Class B *	5,700	38

Delphi Financial Group, Inc., Class A	10,267	138

Donegal Group, Inc., Class A	2,777	43

eHealth, Inc. *	6,400	103

EMC Insurance Group, Inc.	1,400	30

Employers Holdings, Inc.	11,500	110

Enstar Group Ltd. *	1,300	73

FBL Financial Group, Inc., Class A	3,100	13

First Acceptance Corp. *	4,721	12

First Mercury Financial Corp. *	3,460	50

Flagstone Reinsurance Holdings Ltd.	6,000	47

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Insurance – 4.2% – continued

FPIC Insurance Group, Inc. *	1,900	$70

Greenlight Capital Re Ltd., Class A *	6,700	107

Harleysville Group, Inc.	3,000	96

Horace Mann Educators Corp.	10,200	85

Independence Holding Co.	1,480	7

Infinity Property & Casualty Corp.	3,600	122

IPC Holdings Ltd.	13,371	362

Kansas City Life Insurance Co.	1,100	40

Life Partners Holdings, Inc.	2,000	34

Maiden Holdings Ltd.	13,000	58

Max Capital Group Ltd.	14,010	242

Meadowbrook Insurance Group, Inc.	13,157	80

Montpelier Re Holdings Ltd.	21,610	280

National Interstate Corp.	1,400	24

National Western Life Insurance Co., Class A	500	57

Navigators Group, Inc. *	3,400	160

NYMAGIC, Inc.	1,100	13

Odyssey Re Holdings Corp.	5,512	209

Phoenix Companies (The), Inc.	26,500	31

Platinum Underwriters Holdings Ltd.	12,700	360

PMA Capital Corp., Class A *	7,500	31

PMI Group (The), Inc.	18,400	11

Presidential Life Corp.	5,000	39

Primus Guaranty Ltd. *	5,800	9

ProAssurance Corp. *	7,946	371

Radian Group, Inc.	19,300	35

RLI Corp.	4,226	212

Safety Insurance Group, Inc.	3,800	118

SeaBright Insurance Holdings, Inc. *	5,000	52

Selective Insurance Group, Inc.	12,200	148

State Auto Financial Corp.	3,200	56

Stewart Information Services Corp.	4,400	86

Tower Group, Inc.	9,095	224

United America Indemnity Ltd., Class A *	4,400	18

United Fire & Casualty Co.	5,200	114

Universal American Financial Corp. *	10,200	86

Validus Holdings Ltd.	15,900	377
Zenith National Insurance Corp.	8,600	207
		6,543

Internet – 3.0%

1-800-FLOWERS.COM, Inc., Class A *	6,700	14

Art Technology Group, Inc. *	33,000	84

AsiaInfo Holdings, Inc. *	8,000	135

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Internet – 3.0% – continued

Avocent Corp. *	10,300	$125

Bidz.com, Inc. *	1,500	6

Blue Coat Systems, Inc. *	8,400	101

Blue Nile, Inc. *	3,500	106

Chordiant Software, Inc. *	7,520	23

Cogent Communications Group, Inc. *	11,200	81

comScore, Inc. *	4,092	49

Constant Contact, Inc. *	4,900	69

CyberSource Corp. *	16,773	248

DealerTrack Holdings, Inc. *	9,100	119

Dice Holdings, Inc. *	3,575	10

Digital River, Inc. *	8,600	256

Drugstore.com, Inc. *	17,000	20

Earthlink, Inc. *	26,900	177

Entrust, Inc. *	13,100	20

eResearch Technology, Inc. *	11,175	59

Global Sources Ltd. *	3,660	14

GSI Commerce, Inc. *	6,200	81

i2 Technologies, Inc. *	4,100	32

Ibasis, Inc. *	7,200	5

Infospace, Inc. *	8,000	42

Internap Network Services Corp. *	11,690	31

Internet Brands, Inc. *	4,700	28

Internet Capital Group, Inc. *	9,300	37

j2 Global Communications, Inc. *	10,300	225

Keynote Systems, Inc. *	2,900	23

Knot (The), Inc. *	6,400	52

Limelight Networks, Inc. *	7,610	26

Liquidity Services, Inc. *	3,700	26

LoopNet, Inc. *	6,800	41

Mercadolibre, Inc. *	5,800	108

ModusLink Global Solutions, Inc. *	11,590	30

Move, Inc. *	29,300	42

NetFlix, Inc. *	9,400	403

NIC, Inc.	9,700	50

Nutri/System, Inc.	7,100	101

Online Resources Corp. *	6,200	26

Orbitz Worldwide, Inc. *	9,045	12

Overstock.com, Inc. *	3,800	35

PC-Tel, Inc.	4,800	21

Perficient, Inc. *	7,400	40

Rackspace Hosting, Inc. *	4,100	31

RealNetworks, Inc. *	19,600	46

S1 Corp. *	12,300	63

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Internet – 3.0% – continued

Safeguard Scientifics, Inc. *	27,800	$15

Sapient Corp. *	20,400	91

Shutterfly, Inc. *	4,569	43

SonicWALL, Inc. *	12,200	54

Sourcefire, Inc. *	4,000	29

Stamps.com, Inc. *	3,150	31

SupportSoft, Inc. *	9,000	17

TechTarget, Inc. *	2,947	7

TeleCommunication Systems, Inc., Class A *	8,700	80

Terremark Worldwide, Inc. *	12,900	35

TheStreet.com, Inc.	4,600	9

thinkorswim Group, Inc. *	13,000	112

TIBCO Software, Inc. *	41,900	246

United Online, Inc.	18,952	85

ValueClick, Inc. *	20,100	171

Vasco Data Security International, Inc. *	7,200	42

Vignette Corp. *	6,800	45

Vocus, Inc. *	4,200	56

Web.com Group, Inc. *	6,900	23
Websense, Inc. *	11,500	138
		4,702

Investment Companies – 0.4%

Apollo Investment Corp.	32,543	113

Ares Capital Corp.	22,500	109

BlackRock Kelso Capital Corp.	2,700	11

Capital Southwest Corp.	700	54

Gladstone Capital Corp.	5,800	36

Gladstone Investment Corp.	3,700	14

Harris & Harris Group, Inc. *	6,000	22

Hercules Technology Growth Capital, Inc.	8,765	44

Kohlberg Capital Corp.	4,400	14

MCG Capital Corp.	18,400	24

Medallion Financial Corp.	2,400	18

MVC Capital, Inc.	5,700	48

NGP Capital Resources Co.	6,100	30

Patriot Capital Funding, Inc.	4,900	9

PennantPark Investment Corp.	4,100	15
Prospect Capital Corp.	6,500	55
		616

Iron/Steel – 0.0%

China Precision Steel, Inc. *	6,200	7

General Steel Holdings, Inc. *	2,600	7

Olympic Steel, Inc.	2,500	38

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Iron/Steel – 0.0% – continued

Sutor Technology Group Ltd. *	1,800	$3
Universal Stainless & Alloy *	1,700	16
		71

Leisure Time – 0.5%

Ambassadors Group, Inc.	4,300	35

Brunswick Corp.	20,700	71

Callaway Golf Co.	15,347	110

Life Time Fitness, Inc. *	8,200	103

Marine Products Corp.	2,500	11

Nautilus, Inc. *	5,937	4

Polaris Industries, Inc.	7,601	163

Town Sports International Holdings, Inc. *	4,600	14
WMS Industries, Inc. *	10,000	209
		720

Lodging – 0.2%

Ameristar Casinos, Inc.	6,000	76

Gaylord Entertainment Co. *	9,300	78

Lodgian, Inc. *	4,370	9

Marcus Corp.	4,725	40

Monarch Casino & Resort, Inc. *	2,600	13

Morgans Hotel Group Co. *	6,400	20
Riviera Holdings Corp. *	3,000	3
		239

Machinery – Construction & Mining – 0.1%
Astec Industries, Inc. *	4,300	113

Machinery – Diversified – 1.4%

Alamo Group, Inc.	1,100	12

Albany International Corp., Class A	7,767	70

Altra Holdings, Inc. *	6,300	24

Applied Industrial Technologies, Inc.	10,753	181

Briggs & Stratton Corp.	11,300	186

Cascade Corp.	2,100	37

Chart Industries, Inc. *	7,200	57

Cognex Corp.	9,043	121

Columbus McKinnon Corp. of New York *	4,500	39

DXP Enterprises, Inc. *	2,100	22

Flow International Corp. *	9,400	15

Gerber Scientific, Inc. *	6,100	15

Gorman-Rupp (The) Co.	3,283	65

Hurco Cos., Inc. *	1,700	18

Intermec, Inc. *	14,300	149

Intevac, Inc. *	5,500	29

iRobot Corp. *	4,300	33

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Machinery – Diversified – 1.4% – continued

Kadant, Inc. *	2,920	$34

Key Technology, Inc. *	1,100	10

Lindsay Corp.	3,055	82

Middleby Corp. *	4,543	147

NACCO Industries, Inc., Class A	1,400	38

Nordson Corp.	8,400	239

Presstek, Inc. *	5,400	11

Raser Technologies, Inc. *	13,400	56

Robbins & Myers, Inc.	6,500	99

Sauer-Danfoss, Inc.	2,600	6

Tecumseh Products Co., Class A *	3,900	18

Tennant Co.	4,300	40

Twin Disc, Inc.	2,200	15
Wabtec Corp.	11,774	311
		2,179

Media – 0.4%

AH Belo Corp., Class A	5,080	5

Belo Corp., Class A	20,400	13

Charter Communications, Inc., Class A *	103,700	2

CKX, Inc. *	12,000	49

Courier Corp.	2,525	38

Cox Radio, Inc., Class A *	6,800	28

Crown Media Holdings, Inc., Class A *	2,500	5

Cumulus Media, Inc., Class A *	6,576	7

DG FastChannel, Inc. *	4,700	88

Dolan Media Co. *	6,200	49

Entercom Communications Corp., Class A	7,700	9

Entravision Communications Corp.,

Class A *	12,900	3

Fisher Communications, Inc.	1,500	15

Gray Television, Inc.	11,000	4

Journal Communications, Inc., Class A	11,000	8

Lee Enterprises, Inc.	12,100	3

Lin TV Corp., Class A *	7,100	8

Martha Stewart Living Omnimedia, Inc.,

Class A *	6,900	17

McClatchy (The) Co., Class A	13,700	7

Media General, Inc., Class A	5,800	11

Mediacom Communications Corp.,

Class A *	10,200	41

Outdoor Channel Holdings, Inc. *	2,400	16

Playboy Enterprises, Inc., Class B *	5,400	11

Primedia, Inc.	6,250	15

RHI Entertainment, Inc. *	3,100	5

Scholastic Corp.	5,600	84

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Media – 0.4% – continued

Sinclair Broadcast Group, Inc., Class A	13,700	$14

Value Line, Inc.	300	8
World Wrestling Entertainment, Inc., Class A	5,500	64
		627

Metal Fabrication/Hardware – 0.8%

Ampco-Pittsburgh Corp.	2,000	26

Castle (A.M.) & Co.	3,800	34

CIRCOR International, Inc.	4,300	97

Dynamic Materials Corp.	3,400	31

Foster (L.B.) Co., Class A *	2,700	67

Furmanite Corp. *	8,300	26

Haynes International, Inc. *	2,800	50

Kaydon Corp.	7,813	214

Ladish Co., Inc. *	4,200	30

Lawson Products, Inc.	1,040	13

Mueller Industries, Inc.	8,600	187

Mueller Water Products, Inc., Class A	26,700	88

NN, Inc.	3,900	5

Northwest Pipe Co. *	2,400	68

RBC Bearings, Inc. *	5,500	84

Sun Hydraulics, Inc.	2,750	40
Worthington Industries, Inc.	14,900	130
		1,190

Mining – 1.0%

Allied Nevada Gold Corp. *	10,700	63

AMCOL International Corp.	5,914	88

Brush Engineered Materials, Inc. *	5,200	72

Coeur D’alene Mines Corp. *	146,000	137

Compass Minerals International, Inc.	7,600	428

General Moly, Inc. *	14,500	15

Hecla Mining Co. *	51,900	104

Horsehead Holding Corp. *	9,600	53

Kaiser Aluminum Corp.	4,000	92

Royal Gold, Inc.	7,200	337

RTI International Metals, Inc. *	5,400	63

Stillwater Mining Co. *	9,650	36

Uranium Resources, Inc. *	14,500	7
USEC, Inc. *	25,800	124
		1,619

Miscellaneous Manufacturing – 1.8%

Actuant Corp., Class A	12,910	133

Acuity Brands, Inc.	9,300	210

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Miscellaneous Manufacturing – 1.8% – continued

American Railcar Industries, Inc.	2,200	$17

Ameron International Corp.	2,100	111

AZZ, Inc. *	3,200	84

Barnes Group, Inc.	11,064	118

Blount International, Inc. *	9,000	42

Ceradyne, Inc. *	6,050	110

China Fire & Security Group, Inc. *	3,200	25

CLARCOR, Inc.	11,724	295

Colfax Corp. *	5,267	36

EnPro Industries, Inc. *	5,200	89

ESCO Technologies, Inc. *	6,000	232

Federal Signal Corp.	11,300	60

Freightcar America, Inc.	3,200	56

GenTek, Inc. *	2,200	39

Griffon Corp. *	12,579	94

Hexcel Corp. *	22,207	146

Koppers Holdings, Inc.	5,400	78

LSB Industries, Inc. *	4,900	48

Lydall, Inc. *	4,200	12

Matthews International Corp., Class A	7,700	222

Metabolix, Inc. *	5,100	35

Movado Group, Inc.	4,600	35

Myers Industries, Inc.	6,806	42

NL Industries, Inc.	1,800	18

Park-Ohio Holdings Corp. *	1,700	6

PMFG, Inc. *	2,800	22

Polypore International, Inc. *	3,600	14

Raven Industries, Inc.	4,100	85

Reddy Ice Holdings, Inc.	4,300	6

Smith & Wesson Holding Corp. *	9,900	60

Smith (A.O.) Corp.	4,700	118

Standex International Corp.	3,000	28

Tredegar Corp.	5,550	91
Trimas Corp. *	2,900	5
		2,822

Office Furnishings – 0.2%

Herman Miller, Inc.	12,800	136

HNI Corp.	10,300	107

Interface, Inc., Class A	12,800	38
Knoll, Inc.	12,660	78
		359

Oil & Gas – 2.2%

Abraxas Petroleum Corp. *	13,700	14

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas – 2.2% – continued

Alon USA Energy, Inc.	2,500	$34

American Oil & Gas, Inc. *	12,600	10

APCO Argentina, Inc.	900	10

Approach Resources, Inc. *	2,326	14

Arena Resources, Inc. *	8,700	222

Atlas America, Inc.	8,790	77

ATP Oil & Gas Corp. *	7,407	38

Berry Petroleum Co., Class A	10,900	119

Bill Barrett Corp. *	8,470	188

BMB Munai, Inc. *	9,900	6

BPZ Energy, Inc. *	14,800	55

Brigham Exploration Co. *	12,700	24

Bronco Drilling Co., Inc. *	6,500	34

Callon Petroleum Co. *	5,700	6

Cano Petroleum, Inc. *	11,700	5

Carrizo Oil & Gas, Inc. *	7,054	63

Cheniere Energy, Inc. *	13,000	55

Clayton Williams Energy, Inc. *	1,500	44

Comstock Resources, Inc. *	10,700	319

Concho Resources, Inc. *	12,900	330

Contango Oil & Gas Co. *	3,000	118

CVR Energy, Inc. *	5,703	32

Delek US Holdings, Inc.	3,300	34

Delta Petroleum Corp. *	14,900	18

Double Eagle Petroleum Co. *	2,000	10

Endeavour International Corp. *	28,600	25

Energy XXI Bermuda Ltd.	29,300	11

EXCO Resources, Inc. *	35,100	351

FX Energy, Inc. *	9,300	26

Gasco Energy, Inc. *	28,700	11

GeoGlobal Resources, Inc. *	8,600	6

GeoMet, Inc. *	2,988	2

Georesources, Inc. *	1,500	10

GMX Resources, Inc. *	4,258	28

Goodrich Petroleum Corp. *	5,195	101

Gran Tierra Energy, Inc. *	51,300	129

Gulfport Energy Corp. *	6,300	15

Harvest Natural Resources, Inc. *	9,500	32

Houston American Energy Corp.	3,700	7

McMoRan Exploration Co. *	13,700	64

Meridian Resource Corp. *	20,912	4

Northern Oil And Gas, Inc. *	5,300	19

Oilsands Quest, Inc. *	43,200	31

Panhandle Oil and Gas, Inc., Class A	1,600	27

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas – 2.2% – continued

Parallel Petroleum Corp. *	12,000	$15

Parker Drilling Co. *	26,700	49

Penn Virginia Corp.	9,600	105

Petroleum Development Corp. *	3,902	46

Petroquest Energy, Inc. *	10,000	24

Pioneer Drilling Co. *	11,500	38

Quest Resource Corp. *	6,700	2

RAM Energy Resources, Inc. *	13,000	10

Rex Energy Corp. *	5,500	16

Rosetta Resources, Inc. *	13,570	67

Stone Energy Corp. *	7,435	25

Sulphco, Inc. *	10,300	11

Swift Energy Co. *	7,090	52

Toreador Resources Corp.	4,200	11

Tri-Valley Corp. *	5,600	6

TXCO Resources, Inc. *	9,200	4

Vaalco Energy, Inc. *	13,500	71

Venoco, Inc. *	6,563	22

Warren Resources, Inc. *	13,930	13
Western Refining, Inc.	6,900	82
		3,447

Oil & Gas Services – 0.9%

Allis-Chalmers Energy, Inc. *	6,800	13

Basic Energy Services, Inc. *	9,700	63

Bolt Technology Corp. *	2,300	16

Cal Dive International, Inc. *	10,233	69

CARBO Ceramics, Inc.	4,700	134

Complete Production Services, Inc. *	11,100	34

Dawson Geophysical Co. *	2,200	30

Dril-Quip, Inc. *	7,100	218

Flotek Industries, Inc. *	5,200	8

Geokinetics, Inc. *	1,200	4

Gulf Island Fabrication, Inc.	2,900	23

Hornbeck Offshore Services, Inc. *	5,500	84

ION Geophysical Corp. *	24,300	38

Lufkin Industries, Inc.	3,800	144

Matrix Service Co. *	6,900	57

Mitcham Industries, Inc. *	2,500	9

NATCO Group, Inc., Class A *	5,000	95

Natural Gas Services Group, Inc. *	3,600	32

Newpark Resources, Inc. *	20,780	53

OYO Geospace Corp. *	1,000	13

RPC, Inc.	6,741	45

Superior Well Services, Inc. *	4,000	20

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Oil & Gas Services – 0.9% – continued

T-3 Energy Services, Inc. *	3,400	$40

Trico Marine Services, Inc. *	3,400	7

Union Drilling, Inc. *	3,300	13
Willbros Group, Inc. *	9,200	89
		1,351

Packaging & Containers – 0.4%

AEP Industries, Inc. *	1,400	21

Graphic Packaging Holding Co. *	35,900	31

Rock-Tenn Co., Class A	8,840	239
Silgan Holdings, Inc.	6,200	326
		617

Pharmaceuticals – 3.1%

Acadia Pharmaceuticals, Inc. *	8,800	8

Adolor Corp. *	11,200	23

Akorn, Inc. *	13,700	12

Alexza Pharmaceuticals, Inc. *	5,600	12

Alkermes, Inc. *	23,500	285

Allos Therapeutics, Inc. *	13,500	83

Amicus Therapeutics, Inc. *	1,200	11

Ardea Biosciences, Inc. *	3,000	31

Array Biopharma, Inc. *	11,400	30

Auxilium Pharmaceuticals, Inc. *	10,100	280

Biodel, Inc. *	3,439	18

BioForm Medical, Inc. *	3,880	5

Cadence Pharmaceuticals, Inc. *	6,363	60

Caraco Pharmaceutical Laboratories Ltd. *	2,000	7

Catalyst Health Solutions, Inc. *	7,600	151

China Sky One Medical, Inc. *	2,300	26

CV Therapeutics, Inc. *	15,392	306

Cypress Bioscience, Inc. *	9,600	68

Cytori Therapeutics, Inc. *	4,900	8

Depomed, Inc. *	10,400	25

Durect Corp. *	18,900	42

Dyax Corp. *	12,300	31

Idenix Pharmaceuticals, Inc. *	6,100	19

I-Flow Corp. *	5,500	20

Inspire Pharmaceuticals, Inc. *	9,600	39

Isis Pharmaceuticals, Inc. *	21,000	315

Javelin Pharmaceuticals, Inc. *	9,600	14

KV Pharmaceutical Co., Class A *	9,300	15

Mannatech, Inc.	3,900	13

MannKind Corp. *	11,900	41

MAP Pharmaceuticals, Inc. *	1,341	3

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Pharmaceuticals – 3.1% – continued

Medarex, Inc. *	29,600	$152

Medicis Pharmaceutical Corp., Class A	13,100	162

Medivation, Inc. *	6,300	115

MiddleBrook Pharmaceuticals, Inc. *	8,700	12

Nabi Biopharmaceuticals *	12,000	44

Nektar Therapeutics *	22,900	123

Neogen Corp. *	3,700	81

Neurocrine Biosciences, Inc. *	9,200	33

Noven Pharmaceuticals, Inc. *	6,500	62

Obagi Medical Products, Inc. *	4,400	24

Omega Protein Corp. *	4,700	12

Onyx Pharmaceuticals, Inc. *	13,000	371

Optimer Pharmaceuticals, Inc. *	6,600	87

Orexigen Therapeutics, Inc. *	5,548	14

Osiris Therapeutics, Inc. *	3,200	44

Pain Therapeutics, Inc. *	9,200	39

Par Pharmaceutical Cos., Inc. *	8,000	76

Pharmasset, Inc. *	4,000	39

PharMerica Corp. *	7,154	119

Pozen, Inc. *	5,900	36

Progenics Pharmaceuticals, Inc. *	6,882	45

Questcor Pharmaceuticals, Inc. *	12,900	63

Rigel Pharmaceuticals, Inc. *	9,200	57

Salix Pharmaceuticals Ltd. *	12,000	114

Savient Pharmaceuticals, Inc. *	13,352	66

Synta Pharmaceuticals Corp. *	3,500	8

Synutra International, Inc. *	2,500	21

Targacept, Inc. *	3,500	9

Theravance, Inc. *	12,800	218

USANA Health Sciences, Inc. *	1,600	36

Valeant Pharmaceuticals International *	14,700	262

Viropharma, Inc. *	18,000	95

Vivus, Inc. *	17,700	76
Xenoport, Inc. *	6,370	123
		4,839

Pipelines – 0.0%
Crosstex Energy, Inc.	10,689	17

Real Estate – 0.2%

Avatar Holdings, Inc. *	1,400	21

Consolidated-Tomoka Land Co. of Florida	1,300	39

Forestar Real Estate Group, Inc. *	8,800	67

FX Real Estate and Entertainment, Inc. *	2,240	–

Grubb & Ellis Co.	8,800	6

Hilltop Holdings, Inc. *	10,374	118

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate – 0.2% – continued

Meruelo Maddux Properties, Inc. *	12,300	$1

Stratus Properties, Inc. *	1,300	8
Thomas Properties Group, Inc.	5,900	7
		267

Real Estate Investment Trusts – 5.1%

Acadia Realty Trust	8,677	92

Agree Realty Corp.	1,800	28

Alexander’s, Inc.	400	68

American Campus Communities, Inc.	10,564	183

American Capital Agency Corp.	2,700	46

Anthracite Capital, Inc.	14,300	5

Anworth Mortgage Asset Corp.	23,712	145

Arbor Realty Trust, Inc.	3,800	3

Ashford Hospitality Trust, Inc.	21,181	33

Associated Estates Realty Corp.	3,300	19

BioMed Realty Trust, Inc.	18,600	126

Capital Trust, Inc. of New York, Class A	3,800	4

CAPLEASE, Inc.	10,000	20

Capstead Mortgage Corp.	15,100	162

Care Investment Trust, Inc.	1,800	10

Cedar Shopping Centers, Inc.	8,900	16

Chimera Investment Corp.	31,094	104

Cogdell Spencer, Inc.	3,800	19

Colonial Properties Trust	11,200	43

Corporate Office Properties Trust SBI of Maryland	9,717	241

Cousins Properties, Inc.	9,900	64

DCT Industrial Trust, Inc.	39,800	126

DiamondRock Hospitality Co.	21,900	88

DuPont Fabros Technology, Inc.	4,230	29

EastGroup Properties, Inc.	6,400	180

Education Realty Trust, Inc.	6,760	24

Entertainment Properties Trust	7,475	118

Equity Lifestyle Properties, Inc.	4,700	179

Equity One, Inc.	7,400	90

Extra Space Storage, Inc.	21,800	120

FelCor Lodging Trust, Inc.	14,800	20

First Industrial Realty Trust, Inc.	10,500	26

First Potomac Realty Trust	7,500	55

Franklin Street Properties Corp.	14,742	181

Getty Realty Corp.	4,000	73

Glimcher Realty Trust	10,800	15

Gramercy Capital Corp. of New York	10,279	10

Hatteras Financial Corp.	3,500	87

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Real Estate Investment Trusts – 5.1% – continued

Healthcare Realty Trust, Inc.	13,400	$201

Hersha Hospitality Trust	11,000	21

Highwoods Properties, Inc.	14,700	315

Home Properties, Inc.	7,300	224

Inland Real Estate Corp.	14,700	104

Investors Real Estate Trust	14,800	146

Kite Realty Group Trust	7,000	17

LaSalle Hotel Properties	9,300	54

Lexington Realty Trust	17,140	41

LTC Properties, Inc.	6,100	107

Maguire Properties, Inc. *	11,800	9

Medical Properties Trust, Inc.	20,700	76

MFA Financial, Inc.	53,300	313

Mid-America Apartment Communities, Inc.	6,300	194

Mission West Properties, Inc.	3,400	22

Monmouth Reit, Class A	3,000	20

National Health Investors, Inc.	5,800	156

National Retail Properties, Inc.	17,900	284

Newcastle Investment Corp.	12,600	8

NorthStar Realty Finance Corp.	13,685	32

Omega Healthcare Investors, Inc.	20,430	288

One Liberty Properties, Inc.	900	3

Parkway Properties, Inc. of Maryland	4,200	43

Pennsylvania Real Estate Investment Trust	9,701	34

Post Properties, Inc.	10,200	103

PS Business Parks, Inc.	3,900	144

RAIT Financial Trust	14,200	17

Ramco-Gershenson Properties Trust	4,000	26

Realty Income Corp.	24,400	459

Redwood Trust, Inc.	14,400	221

Resource Capital Corp.	5,000	15

Saul Centers, Inc.	2,200	51

Senior Housing Properties Trust	28,800	404

Sovran Self Storage, Inc.	5,700	114

Strategic Hotels & Resorts, Inc.	21,162	15

Sun Communities, Inc.	4,700	56

Sunstone Hotel Investors, Inc.	13,431	35

Tanger Factory Outlet Centers, Inc.	7,200	222

Universal Health Realty Income Trust	2,800	82

Urstadt Biddle Properties, Inc., Class A	4,700	63

U-Store-It Trust	12,100	24

Washington Real Estate Investment Trust	12,100	209
Winthrop Realty Trust	3,400	24
		7,848

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 5.7%

99 Cents Only Stores *	10,900	$101

Aeropostale, Inc. *	15,700	417

AFC Enterprises, Inc. *	5,800	26

America’s Car-Mart, Inc. *	2,900	39

Asbury Automotive Group, Inc.	7,800	34

Bebe Stores, Inc.	8,800	59

Big 5 Sporting Goods Corp.	6,100	36

BJ’s Restaurants, Inc. *	4,100	57

Blockbuster, Inc., Class A *	41,800	30

Bob Evans Farms, Inc.	7,600	170

Borders Group, Inc. *	16,400	10

Brown Shoe Co., Inc.	10,000	38

Buckle (The), Inc.	5,300	169

Buffalo Wild Wings, Inc. *	4,100	150

Build-A-Bear Workshop, Inc. *	4,400	27

Cabela’s, Inc. *	9,400	86

Cache, Inc. *	4,100	12

California Pizza Kitchen, Inc. *	5,900	77

Casey’s General Stores, Inc.	12,700	339

Cash America International, Inc.	6,700	105

Casual Male Retail Group, Inc. *	9,300	5

Cato (The) Corp., Class A	6,500	119

CEC Entertainment, Inc. *	4,592	119

Charlotte Russe Holding, Inc. *	5,900	48

Charming Shoppes, Inc. *	26,200	37

Cheesecake Factory (The), Inc. *	13,670	157

Chico’s FAS, Inc. *	40,900	220

Children’s Place Retail Stores (The), Inc. *	5,400	118

Christopher & Banks Corp.	9,625	39

Citi Trends, Inc. *	3,900	89

CKE Restaurants, Inc.	12,000	101

Coldwater Creek, Inc. *	14,100	35

Collective Brands, Inc. *	14,800	144

Conn’s, Inc. *	2,800	39

Cracker Barrel Old Country Store, Inc.	5,800	166

Denny’s Corp. *	22,400	37

Dillard’s, Inc., Class A	13,200	75

DineEquity, Inc.	4,900	58

Domino’s Pizza, Inc. *	10,400	68

Dress Barn, Inc. *	10,600	130

DSW, Inc., Class A *	3,900	36

Ezcorp, Inc., Class A *	10,800	125

Finish Line (The), Inc., Class A	11,205	74

First Cash Financial Services, Inc. *	5,200	78

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 5.7% – continued

Fred’s, Inc., Class A	9,425	$106

Fuqi International, Inc. *	3,200	15

Gaiam, Inc., Class A *	4,500	15

Genesco, Inc. *	4,453	84

Group 1 Automotive, Inc.	5,500	77

Gymboree Corp. *	6,500	139

Haverty Furniture Cos., Inc.	4,100	43

hhgregg, Inc. *	3,245	46

Hibbett Sports, Inc. *	7,343	141

HOT Topic, Inc. *	10,925	122

J. Crew Group, Inc. *	9,700	128

Jack in the Box, Inc. *	13,600	317

Jo – Ann Stores, Inc. *	5,910	97

Jos. A. Bank Clothiers, Inc. *	4,533	126

Kenneth Cole Productions, Inc., Class A	2,342	15

Krispy Kreme Doughnuts, Inc. *	14,400	23

Landry’s Restaurants, Inc.	3,684	19

Luby’s, Inc. *	4,300	21

Lululemon Athletica, Inc. *	5,400	47

Lumber Liquidators, Inc. *	2,900	37

MarineMax, Inc. *	4,400	9

Men’s Wearhouse (The), Inc.	11,900	180

New York & Co., Inc. *	5,400	19

Nu Skin Enterprises, Inc., Class A	11,500	121

O’Charleys, Inc.	4,300	13

P.F. Chang’s China Bistro, Inc. *	5,500	126

Pacific Sunwear of California, Inc. *	19,700	33

Pantry (The), Inc. *	5,800	102

Papa John’s International, Inc. *	5,750	132

PC Connection, Inc. *	1,600	6

PC Mall, Inc. *	2,800	13

Pep Boys-Manny, Moe & Jack	10,100	45

PetMed Express, Inc. *	6,000	99

Pier 1 Imports, Inc. *	22,900	13

Pricesmart, Inc.	3,300	59

Red Robin Gourmet Burgers, Inc. *	4,100	72

Regis Corp.	9,900	143

Retail Ventures, Inc. *	7,200	11

Ruby Tuesday, Inc. *	12,800	37

Rush Enterprises, Inc., Class A *	8,050	72

Ruth’s Hospitality Group Inc. *	5,300	6

Sally Beauty Holdings, Inc. *	21,900	124

Shoe Carnival, Inc. *	2,200	23

Sonic Automotive, Inc., Class A	6,500	10

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Retail – 5.7% – continued

Sonic Corp. *	13,900	$139

Stage Stores, Inc.	9,075	91

Steak n Shake (The) Co. *	7,104	54

Stein Mart, Inc. *	7,000	20

Steinway Musical Instruments *	1,700	20

Susser Holdings Corp. *	1,400	19

Systemax, Inc. *	2,200	28

Talbots, Inc.	6,600	23

Texas Roadhouse, Inc., Class A *	12,600	120

Tractor Supply Co. *	8,300	299

Tuesday Morning Corp. *	7,500	10

Tween Brands, Inc. *	5,900	13

Ulta Salon Cosmetics & Fragrance, Inc. *	4,400	29

Wendy’s/Arby’s Group, Inc., Class A	93,603	471

Wet Seal (The), Inc., Class A *	23,900	80

World Fuel Services Corp.	6,600	209

Zale Corp. *	9,200	18
Zumiez, Inc. *	5,400	52
		8,880

Savings & Loans – 1.4%

Abington Bancorp, Inc.	4,800	40

Anchor BanCorp Wisconsin, Inc.	4,900	7

BankFinancial Corp.	4,500	45

Beneficial Mutual Bancorp, Inc. *	7,500	74

Berkshire Hills Bancorp, Inc.	2,400	55

Brookline Bancorp, Inc.	15,203	144

Clifton Savings Bancorp, Inc.	2,500	25

Danvers Bancorp, Inc.	3,600	50

Dime Community Bancshares	6,425	60

ESSA Bancorp, Inc.	3,100	41

First Financial Holdings, Inc.	2,700	21

First Financial Northwest, Inc.	4,500	38

First Niagara Financial Group, Inc.	29,019	316

First Place Financial Corp. of Ohio	4,300	14

Flagstar Bancorp, Inc. *	11,200	8

Flushing Financial Corp.	4,925	30

Guaranty Financial Group, Inc. *	19,300	20

Investors Bancorp, Inc. *	11,400	97

Kearny Financial Corp.	4,000	42

Meridian Interstate Bancorp, Inc. *	1,300	11

NASB Financial, Inc.	800	20

NewAlliance Bancshares, Inc.	26,900	316

Northfield Bancorp, Inc.	3,746	41

Northwest Bancorp, Inc.	3,900	66

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Savings & Loans – 1.4% – continued

OceanFirst Financial Corp.	1,300	$13

Oritani Financial Corp. *	2,600	36

Provident Financial Services, Inc.	14,529	157

Provident New York Bancorp	9,161	78

Rockville Financial, Inc.	2,200	20

Roma Financial Corp.	2,100	27

United Community Financial Corp. of Ohio	7,608	9

United Financial Bancorp, Inc.	5,000	66

ViewPoint Financial Group	2,600	31

Waterstone Financial, Inc. *	1,700	4

Westfield Financial, Inc.	6,337	56
WSFS Financial Corp.	1,400	31
		2,109

Semiconductors – 3.1%

Actel Corp. *	6,000	61

Advanced Analogic Technologies, Inc. *	10,400	37

Amkor Technology, Inc. *	25,200	68

Anadigics, Inc. *	16,200	33

Applied Micro Circuits Corp. *	17,075	83

Asyst Technologies, Inc. *	16,400	5

ATMI, Inc. *	7,800	120

AuthenTec, Inc. *	5,837	9

Axcelis Technologies, Inc. *	25,700	10

Brooks Automation, Inc. *	14,644	67

Cabot Microelectronics Corp. *	5,400	130

Cavium Networks, Inc. *	7,996	92

Ceva, Inc. *	4,100	30

Cirrus Logic, Inc. *	14,800	56

Cohu, Inc.	5,400	39

Diodes, Inc. *	7,737	82

DSP Group, Inc. *	5,300	23

EMCORE Corp. *	19,000	14

Emulex Corp. *	19,600	99

Entegris, Inc. *	27,377	24

Entropic Communications, Inc. *	2,300	2

Exar Corp. *	8,600	54

Formfactor, Inc. *	11,300	204

Hittite Microwave Corp. *	5,100	159

IXYS Corp.	5,700	46

Kopin Corp. *	15,100	35

Kulicke & Soffa Industries, Inc. *	13,300	35

Lattice Semiconductor Corp. *	27,600	38

LTX-Credence Corp. *	35,000	10

Macrovision Solutions Corp. *	20,486	364

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Semiconductors – 3.1% – continued

Mattson Technology, Inc. *	13,000	$11

Micrel, Inc.	11,400	80

Microsemi Corp. *	19,100	222

Microtune, Inc. *	12,800	23

MIPS Technologies, Inc. *	11,900	35

MKS Instruments, Inc. *	11,400	167

Monolithic Power Systems, Inc. *	6,700	104

Netlogic Microsystems, Inc. *	4,000	110

Omnivision Technologies, Inc. *	12,100	81

Pericom Semiconductor Corp. *	6,300	46

Photronics, Inc. *	10,800	10

PLX Technology, Inc. *	7,200	16

PMC – Sierra, Inc. *	50,700	323

Power Integrations, Inc.	6,600	113

Rubicon Technology, Inc. *	3,300	17

Rudolph Technologies, Inc. *	6,632	20

Semitool, Inc. *	6,100	17

Semtech Corp. *	14,300	191

Sigma Designs, Inc. *	6,900	86

Silicon Image, Inc. *	17,000	41

Sirf Technology Holdings, Inc. *	14,300	33

Skyworks Solutions, Inc. *	37,700	304

Spansion, Inc., Class A *	30,600	4

Standard Microsystems Corp. *	6,000	112

Supertex, Inc. *	2,700	62

Techwell, Inc. *	3,800	24

Tessera Technologies, Inc. *	11,100	148

TriQuint Semiconductor, Inc. *	36,254	90

Ultra Clean Holdings *	5,000	5

Ultratech, Inc. *	6,200	77

Veeco Instruments, Inc. *	8,800	59

Volterra Semiconductor Corp. *	7,100	60
Zoran Corp. *	13,565	119
		4,839

Software – 4.8%

Accelrys, Inc. *	4,800	19

ACI Worldwide, Inc. *	8,600	161

Actuate Corp. *	10,700	33

Acxiom Corp.	14,100	104

Advent Software, Inc. *	4,200	140

Allscripts-Misys Healthcare Solutions, Inc.	34,600	356

American Reprographics Co. *	9,640	34

American Software, Inc., Class A	3,900	21

ArcSight, Inc. *	844	11

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Software – 4.8% – continued

Ariba, Inc. *	19,754	$172

Athenahealth, Inc. *	5,148	124

Avid Technology, Inc. *	6,900	63

Blackbaud, Inc.	10,216	119

Blackboard, Inc. *	7,600	241

Bottomline Technologies, Inc. *	5,500	36

Callidus Software, Inc. *	5,900	17

CommVault Systems, Inc. *	9,847	108

Computer Programs & Systems, Inc.	2,500	83

Concur Technologies, Inc. *	10,000	192

CSG Systems International, Inc. *	8,800	126

DemandTec, Inc. *	4,100	36

Digi International, Inc. *	6,300	48

DivX, Inc. *	6,300	32

Double-Take Software, Inc. *	3,900	26

Ebix, Inc. *	1,500	37

Eclipsys Corp. *	13,500	137

Epicor Software Corp. *	14,000	53

EPIQ Systems, Inc. *	8,825	159

Fair Isaac Corp.	11,200	158

FalconStor Software, Inc. *	8,800	21

infoGROUP, Inc. *	7,550	31

Informatica Corp. *	21,900	290

Innerworkings, Inc. *	7,294	31

Interactive Intelligence, Inc. *	3,000	27

JDA Software Group, Inc. *	7,000	81

Lawson Software, Inc. *	27,300	116

Mantech International Corp., Class A *	5,200	218

MedAssets, Inc. *	4,246	61

MicroStrategy, Inc., Class A *	2,400	82

Monotype Imaging Holdings, Inc. *	2,900	11

MSC.Software Corp. *	10,400	59

NetSuite, Inc. *	1,800	20

Omnicell, Inc. *	8,200	64

Omniture, Inc. *	15,776	208

OpenTV Corp., Class A *	18,700	28

OPNET Technologies, Inc. *	2,500	22

Parametric Technology Corp. *	26,920	269

Pegasystems, Inc.	3,400	63

Phase Forward, Inc. *	10,600	136

Phoenix Technologies Ltd. *	7,200	12

Progress Software Corp. *	9,600	167

PROS Holdings, Inc. *	3,200	15

QAD, Inc.	2,900	7

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Software – 4.8% – continued

Quality Systems, Inc.	4,400	$199

Quest Software, Inc. *	16,600	210

Renaissance Learning, Inc.	2,300	21

RightNow Technologies, Inc. *	6,600	50

Schawk, Inc.	3,500	21

Seachange International, Inc. *	7,300	42

Smith Micro Software, Inc. *	7,000	37

Solera Holdings, Inc. *	13,200	327

SPSS, Inc. *	4,100	117

Sybase, Inc. *	18,500	560

Synchronoss Technologies, Inc. *	4,700	58

SYNNEX Corp. *	4,700	92

Take-Two Interactive Software, Inc.	17,800	149

Taleo Corp., Class A *	6,861	81

THQ, Inc. *	16,025	49

Trident Microsystems, Inc. *	14,100	21

Tyler Technologies, Inc. *	9,800	143

Ultimate Software Group, Inc. *	6,200	107

VeriFone Holdings, Inc. *	16,100	109
Wind River Systems, Inc. *	16,700	107
		7,385

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *	8,000	92

Telecommunications – 4.2%

3Com Corp. *	93,400	289

Acme Packet, Inc. *	5,700	35

Adaptec, Inc. *	28,000	67

Adtran, Inc.	14,200	230

Airvana, Inc. *	4,669	27

Alaska Communications Systems Group, Inc.	10,900	73

Anaren, Inc. *	3,600	39

Anixter International, Inc. *	6,900	219

Applied Signal Technology, Inc.	3,500	71

Arris Group, Inc. *	28,366	209

Aruba Networks, Inc. *	12,100	38

Atheros Communications, Inc. *	13,700	201

Atlantic Tele-Network, Inc.	2,000	38

Avanex Corp. *	4,193	7

BigBand Networks, Inc. *	7,583	50

Black Box Corp.	4,600	109

Bookham, Inc. *	22,200	9

Cbeyond, Inc. *	6,100	115

Centennial Communications Corp. *	17,000	140

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Telecommunications – 4.2% – continued

Cincinnati Bell, Inc. *	52,700	$121

Comtech Telecommunications Corp. *	6,725	167

Consolidated Communications Holdings, Inc.	5,543	57

CPI International, Inc. *	1,900	18

EMS Technologies, Inc. *	4,100	72

Extreme Networks, Inc. *	21,200	32

Fairpoint Communications, Inc.	21,010	16

FiberTower Corp. *	27,700	5

Finisar Corp. *	90,147	40

General Communication, Inc., Class A *	10,700	71

GeoEye, Inc. *	4,700	93

Global Crossing Ltd. *	6,000	42

Globalstar, Inc. *	7,754	3

Globecomm Systems, Inc. *	4,000	23

Harmonic, Inc. *	21,800	142

Harris Stratex Networks, Inc., Class A *	5,800	22

Hughes Communications, Inc. *	1,800	22

Hypercom Corp. *	14,700	14

ICO Global Communications Holdings Ltd. *	26,100	9

IDT Corp., Class B *	4,100	5

Infinera Corp. *	21,166	157

InterDigital, Inc. *	11,000	284

Iowa Telecommunications Services, Inc.	8,600	99

iPCS, Inc. *	4,400	43

IPG Photonics Corp. *	4,462	38

Ixia *	10,200	53

Knology, Inc. *	6,800	28

Loral Space & Communications, Inc. *	2,800	60

Mastec, Inc. *	11,540	139

MRV Communications, Inc. *	39,134	12

Netgear, Inc. *	8,200	99

Neutral Tandem, Inc. *	4,000	98

Nextwave Wireless, Inc. *	10,600	2

Novatel Wireless, Inc. *	8,500	48

NTELOS Holdings Corp.	6,900	125

Oplink Communications, Inc. *	4,728	36

Opnext, Inc. *	4,732	8

Orbcomm, Inc. *	7,200	11

PAETEC Holding Corp. *	29,587	43

Parkervision, Inc. *	5,400	9

Plantronics, Inc.	11,200	135

Polycom, Inc. *	20,300	312

Powerwave Technologies, Inc. *	32,700	19

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Telecommunications – 4.2% – continued

Preformed Line Products Co.	500	$19

Premiere Global Services, Inc. *	14,300	126

RCN Corp. *	9,000	33

RF Micro Devices, Inc. *	60,903	81

SAVVIS, Inc. *	9,000	56

Shenandoah Telecommunications Co.	5,429	124

ShoreTel, Inc. *	9,563	41

Sonus Networks, Inc. *	47,300	74

Starent Networks Corp. *	7,076	112

Switch & Data Facilities Co., Inc. *	5,078	44

Sycamore Networks, Inc. *	43,700	117

Symmetricom, Inc. *	10,500	37

Syniverse Holdings, Inc. *	11,880	187

Tekelec *	15,100	200

TerreStar Corp. *	13,600	8

tw telecom, Inc. *	34,400	301

USA Mobility, Inc.	5,376	49

UTStarcom, Inc. *	25,300	20

Viasat, Inc. *	5,900	123

Virgin Mobile USA, Inc., Class A *	6,183	8
Vonage Holdings Corp. *	13,200	5
		6,563

Textiles – 0.1%

G&K Services, Inc., Class A	4,550	86
Unifirst Corp. of Massachusetts	3,400	95
		181

Toys Games & Hobbies – 0.3%

Jakks Pacific, Inc. *	6,950	86

Leapfrog Enterprises, Inc. *	8,200	11

Marvel Entertainment, Inc. *	12,100	321
RC2 Corp. *	4,909	26
		444

Transportation – 1.7%

American Commercial Lines, Inc. *	8,900	28

Arkansas Best Corp.	5,200	99

Atlas Air Worldwide Holdings, Inc. *	2,999	52

Bristow Group, Inc. *	5,627	121

CAI International, Inc. *	1,400	4

Celadon Group, Inc. *	5,000	28

DHT Maritime, Inc.	10,600	41

Dynamex, Inc. *	2,010	26

Eagle Bulk Shipping, Inc.	11,000	47

Forward Air Corp.	6,650	108

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Transportation – 1.7% – continued

Genco Shipping & Trading Ltd.	5,680	$70

General Maritime Corp.	11,276	79

Genesee & Wyoming, Inc., Class A *	7,125	151

Golar LNG Ltd.	8,500	29

Gulfmark Offshore, Inc. *	5,300	126

Heartland Express, Inc.	14,170	210

Horizon Lines, Inc., Class A	8,500	26

HUB Group, Inc., Class A *	8,400	143

International Shipholding Corp.	1,300	26

Knight Transportation, Inc.	13,239	201

Knightsbridge Tankers Ltd.	4,600	67

Marten Transport Ltd. *	3,550	66

Nordic American Tanker Shipping	8,893	260

Old Dominion Freight Line, Inc. *	6,325	149

Pacer International, Inc.	8,100	28

Patriot Transportation Holding, Inc. *	400	25

PHI, Inc. *	3,100	31

Saia, Inc. *	3,100	37

Ship Finance International Ltd.	10,000	66

TBS International Ltd., Class A *	2,900	21

Teekay Tankers Ltd., Class A	3,800	36

Ultrapetrol Bahamas Ltd. *	6,200	17

Universal Truckload Services, Inc.	1,500	21

Werner Enterprises, Inc.	9,900	150
YRC Worldwide, Inc. *	15,000	67
		2,656

Trucking & Leasing – 0.1%

Aircastle Ltd.	10,800	50

AMERCO, Inc. *	2,200	74

Greenbrier Cos., Inc.	3,800	14

TAL International Group, Inc.	3,400	25
Textainer Group Holdings Ltd.	2,000	13
		176

Water – 0.4%

American States Water Co.	4,600	167

California Water Service Group	5,000	209

Connecticut Water Service, Inc.	1,300	26

Consolidated Water Co., Inc.	3,300	36

Middlesex Water Co.	2,200	32

Pico Holdings, Inc. *	3,800	114

SJW Corp.	3,100	79

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.5% – continued

Water – 0.4% – continued
Southwest Water Co.	7,297	$32
		695
Total Common Stocks
(Cost $242,572)		151,086

INVESTMENT COMPANIES – 0.0%
Kayne Anderson Energy Development Co.	2,300	22
Total Investment Companies
(Cost $62)		22

RIGHTS – 0.0%
United America Indemnity Ltd.	4,400	1
Total Rights
(Cost $–)		1

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21 *	429	$–
Lantronix, Inc., Exp. 2/9/11 *	141	–
Total Warrants
(Cost $–)		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.3%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$2,622	$2,622

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.3% – continued
U.S. Treasury Bill, 0.09%, 5/14/09 (1)	$1,020	$1,020
Total Short-Term Investments
(Cost $3,642)		3,642

Total Investments – 99.8%
(Cost $246,276)		154,751
Other Assets less Liabilities – 0.2%		237
NET ASSETS – 100.0%		$154,988

(1)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Small Cap Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
Russell 2000 Mini	88	$3,707	Long	6/09	$222

At March 31, 2009, the industry sectors (unaudited) for the Small Cap Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.3%
Consumer Staples	4.1
Energy	4.2
Financials	20.5
Health Care	15.8
Industrials	15.3
Information Technology	18.2
Materials	3.7
Telecommunication Services	1.3
Utilities	4.6

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Small Cap Index Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)

Level 1	$151,108	$222

Level 2	3,642	–

Level 3	1	–

Total	$154,751	$222

* Other financial instruments include futures and forwards, if applicable.

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)

Balance as of 3/31/08	$–	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	1	–

Net Purchases (Sales)	–	–

Transfers in and/or out of Level 3	–	–

Balance as of 3/31/09	$1	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized gain on investments in level 3 securities still held at March 31, 2009 was $1, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2%

Advertising – 0.1%

Interpublic Group of Cos. (The), Inc. *	48,635	$200
Omnicom Group, Inc.	39,700	929
		1,129

Aerospace/Defense – 2.2%

Boeing (The) Co.	88,868	3,162

General Dynamics Corp.	47,900	1,992

Goodrich Corp.	14,100	534

L-3 Communications Holdings, Inc.	13,600	922

Lockheed Martin Corp.	40,846	2,820

Northrop Grumman Corp.	39,198	1,711

Raytheon Co.	49,900	1,943

Rockwell Collins, Inc.	17,800	581
United Technologies Corp.	115,100	4,947
		18,612

Agriculture – 2.0%

Altria Group, Inc.	254,000	4,069

Archer-Daniels-Midland Co.	78,692	2,186

Lorillard, Inc.	19,903	1,229

Philip Morris International, Inc.	244,400	8,696
Reynolds American, Inc.	19,000	681
		16,861

Airlines – 0.1%
Southwest Airlines Co.	90,930	576

Apparel – 0.4%

Coach, Inc. *	40,100	670

NIKE, Inc., Class B	47,800	2,241

Polo Ralph Lauren Corp.	6,200	262
VF Corp.	10,828	618
		3,791

Auto Manufacturers – 0.2%

Ford Motor Co. *	279,003	734

General Motors Corp.	75,400	146
PACCAR, Inc.	45,378	1,169
		2,049

Auto Parts & Equipment – 0.1%

Goodyear Tire & Rubber (The) Co. *	26,358	165
Johnson Controls, Inc.	71,200	854
		1,019

Banks – 6.1%

Bank of America Corp.	773,403	5,275

Bank of New York Mellon Corp.	140,947	3,982

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Banks – 6.1% – continued

BB&T Corp.	69,600	$1,178

Capital One Financial Corp.	49,303	603

Citigroup, Inc.	655,061	1,657

Comerica, Inc.	20,050	367

Fifth Third Bancorp	78,330	229

First Horizon National Corp.	28,302	304

First Horizon National Corp. – Fractional Shares	60,588	–

Goldman Sachs Group (The), Inc.	55,752	5,911

Huntington Bancshares, Inc.	53,172	88

JPMorgan Chase & Co.	454,603	12,083

KeyCorp	56,600	445

M&T Bank Corp.	9,000	407

Marshall & Ilsley Corp.	34,199	193

Morgan Stanley	128,818	2,933

Northern Trust Corp. (1)(2)	24,800	1,483

PNC Financial Services Group, Inc.	52,904	1,550

Regions Financial Corp.	84,904	362

State Street Corp.	51,300	1,579

SunTrust Banks, Inc.	45,000	528

U.S. Bancorp	215,377	3,147

Wells Fargo & Co.	512,200	7,294
Zions Bancorporation	14,700	144
		51,742

Beverages – 2.7%

Brown-Forman Corp., Class B	11,125	432

Coca-Cola (The) Co.	240,300	10,561

Coca-Cola Enterprises, Inc.	36,000	475

Constellation Brands, Inc., Class A *	22,900	272

Dr Pepper Snapple Group, Inc. *	28,800	487

Molson Coors Brewing Co., Class B	17,600	603

Pepsi Bottling Group, Inc.	15,300	339
PepsiCo, Inc.	189,580	9,760
		22,929

Biotechnology – 2.2%

Amgen, Inc. *	124,936	6,187

Biogen Idec, Inc. *	35,155	1,843

Celgene Corp. *	56,200	2,495

Genzyme Corp. *	33,600	1,996

Gilead Sciences, Inc. *	110,588	5,122

Life Technologies Corp. *	22,133	719
Millipore Corp. *	6,900	396
		18,758

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Building Materials – 0.0%
Masco Corp.	47,900	$334

Chemicals – 2.1%

Air Products & Chemicals, Inc.	26,100	1,468

CF Industries Holdings, Inc.	6,300	448

Dow Chemical (The) Co.	110,171	929

du Pont (E.I.) de Nemours & Co.	110,977	2,478

Eastman Chemical Co.	8,275	222

Ecolab, Inc.	19,300	670

International Flavors & Fragrances, Inc.	8,100	247

Monsanto Co.	65,982	5,483

PPG Industries, Inc.	21,000	775

Praxair, Inc.	37,900	2,550

Rohm & Haas Co.	15,643	1,234

Sherwin-Williams (The) Co.	12,300	639
Sigma-Aldrich Corp.	15,900	601
		17,744

Coal – 0.2%

Consol Energy, Inc.	22,800	576

Massey Energy Co.	12,100	122
Peabody Energy Corp.	33,200	831
		1,529

Commercial Services – 1.3%

Apollo Group, Inc., Class A *	13,500	1,057

Automatic Data Processing, Inc.	62,500	2,198

Convergys Corp. *	9,900	80

Donnelley (R.R.) & Sons Co.	23,000	169

Equifax, Inc.	17,000	416

H&R Block, Inc.	39,000	709

Iron Mountain, Inc. *	22,800	506

Mastercard, Inc., Class A	8,700	1,457

McKesson Corp.	34,241	1,200

Monster Worldwide, Inc. *	18,400	150

Moody’s Corp.	24,604	564

Paychex, Inc.	40,900	1,050

Robert Half International, Inc.	16,000	285

Total System Services, Inc.	20,796	287
Western Union (The) Co.	83,323	1,047
		11,175

Computers – 5.3%

Affiliated Computer Services, Inc., Class A *	10,800	517

Apple, Inc. *	107,800	11,332

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Computers – 5.3% – continued

Cognizant Technology Solutions Corp., Class A *	36,700	$763

Computer Sciences Corp. *	18,200	670

Dell, Inc. *	212,400	2,014

EMC Corp. of Massachusetts *	239,712	2,733

Hewlett-Packard Co.	289,442	9,280

IBM Corp.	162,240	15,719

Lexmark International, Inc., Class A *	11,000	186

NetApp, Inc. *	41,900	622

SanDisk Corp. *	29,100	368

Sun Microsystems, Inc. *	92,650	678
Teradata Corp. *	21,400	347
		45,229

Cosmetics/Personal Care – 2.5%

Avon Products, Inc.	51,044	982

Colgate-Palmolive Co.	61,500	3,627

Estee Lauder Cos. (The), Inc., Class A	12,200	301
Procter & Gamble (The) Co.	355,089	16,721
		21,631

Distribution/Wholesale – 0.2%

Fastenal Co.	16,200	521

Genuine Parts Co.	18,150	542
Grainger (W.W.), Inc.	8,200	575
		1,638

Diversified Financial Services – 1.4%

American Express Co.	143,600	1,957

Ameriprise Financial, Inc.	25,160	516

Charles Schwab (The) Corp.	115,500	1,790

CIT Group, Inc.	45,400	129

CME Group, Inc.	8,200	2,020

Discover Financial Services	54,909	347

E*TRADE Financial Corp. *	52,500	67

Federated Investors, Inc., Class B	11,014	245

Franklin Resources, Inc.	18,700	1,007

IntercontinentalExchange, Inc. *	9,100	678

Invesco Ltd.	44,000	610

Janus Capital Group, Inc.	22,800	152

Legg Mason, Inc.	17,510	279

NASDAQ OMX Group (The), Inc. *	17,000	333

NYSE Euronext	29,500	528

Price (T. Rowe) Group, Inc.	31,700	915
SLM Corp. *	56,000	277
		11,850

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Electric – 3.8%

AES Corp. *	80,500	$468

Allegheny Energy, Inc.	18,300	424

Ameren Corp.	22,800	529

American Electric Power Co., Inc.	50,540	1,277

CMS Energy Corp.	25,700	304

Consolidated Edison, Inc.	33,800	1,339

Constellation Energy Group, Inc.	23,700	490

Dominion Resources, Inc. of Virginia	72,318	2,241

DTE Energy Co.	17,700	490

Duke Energy Corp.	158,755	2,273

Dynegy, Inc., Class A *	45,707	64

Edison International	41,400	1,193

Entergy Corp.	23,800	1,621

Exelon Corp.	80,724	3,664

FirstEnergy Corp.	37,015	1,429

FPL Group, Inc.	50,500	2,562

Integrys Energy Group, Inc.	7,500	195

Northeast Utilities	18,300	395

Pepco Holdings, Inc.	21,600	270

PG&E Corp.	45,700	1,747

Pinnacle West Capital Corp.	9,700	258

PPL Corp.	43,200	1,240

Progress Energy, Inc.	33,947	1,231

Public Service Enterprise Group, Inc.	63,200	1,862

SCANA Corp.	13,200	408

Southern (The) Co.	95,800	2,933

TECO Energy, Inc.	21,900	244

Wisconsin Energy Corp.	13,800	568
Xcel Energy, Inc.	51,585	961
		32,680

Electrical Components & Equipment – 0.3%

Emerson Electric Co.	91,500	2,615
Molex, Inc.	16,675	229
		2,844

Electronics – 0.6%

Agilent Technologies, Inc. *	41,656	640

Amphenol Corp., Class A	19,100	544

FLIR Systems, Inc. *	19,700	404

Jabil Circuit, Inc.	22,200	123

PerkinElmer, Inc.	11,200	143

Thermo Fisher Scientific, Inc. *	51,700	1,844

Tyco Electronics Ltd.	56,947	629

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Electronics – 0.6% – continued
Waters Corp. *	10,800	$399
		4,726

Engineering & Construction – 0.2%

Fluor Corp.	21,300	736
Jacobs Engineering Group, Inc. *	15,500	599
		1,335

Entertainment – 0.0%
International Game Technology	33,252	307

Environmental Control – 0.3%

Republic Services, Inc.	37,600	645

Stericycle, Inc. *	9,300	444
Waste Management, Inc.	61,073	1,563
		2,652

Food – 2.1%

Campbell Soup Co.	24,200	662

ConAgra Foods, Inc.	54,200	914

Dean Foods Co. *	18,500	335

General Mills, Inc.	40,800	2,035

Heinz (H.J.) Co.	39,700	1,313

Hershey (The) Co.	20,700	719

Hormel Foods Corp.	8,200	260

JM Smucker (The) Co.	13,641	508

Kellogg Co.	32,000	1,172

Kraft Foods, Inc., Class A	179,708	4,006

Kroger (The) Co.	80,600	1,710

McCormick & Co., Inc.	13,700	405

Safeway, Inc.	49,600	1,001

Sara Lee Corp.	78,600	635

SUPERVALU, Inc.	25,592	366

Sysco Corp.	70,600	1,610

Tyson Foods, Inc., Class A	33,900	318
Whole Foods Market, Inc.	17,900	301
		18,270

Forest Products & Paper – 0.2%

International Paper Co.	55,793	393

MeadWestvaco Corp.	19,143	230

Plum Creek Timber Co., Inc.	21,200	616
Weyerhaeuser Co.	25,940	715
		1,954

Gas – 0.3%

Centerpoint Energy, Inc.	45,022	470

Nicor, Inc.	6,400	213

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Gas – 0.3% – continued

NiSource, Inc.	29,800	$292
Sempra Energy	30,871	1,427
		2,402

Hand/Machine Tools – 0.1%

Black & Decker Corp.	8,500	268

Snap-On, Inc.	5,250	132
Stanley Works (The)	8,900	259
		659

Healthcare – Products – 4.4%

Bard (C.R.), Inc.	11,400	909

Baxter International, Inc.	75,100	3,847

Becton, Dickinson & Co.	29,600	1,990

Boston Scientific Corp. *	177,500	1,411

Covidien Ltd.	59,647	1,983

DENTSPLY International, Inc.	18,200	489

Hospira, Inc. *	18,180	561

Intuitive Surgical, Inc. *	5,000	477

Johnson & Johnson	334,600	17,600

Medtronic, Inc.	136,600	4,026

Patterson Cos., Inc. *	11,800	222

St. Jude Medical, Inc. *	42,900	1,558

Stryker Corp.	29,400	1,001

Varian Medical Systems, Inc. *	15,300	466
Zimmer Holdings, Inc. *	26,040	950
		37,490

Healthcare – Services – 1.2%

Aetna, Inc.	53,192	1,294

CIGNA Corp.	31,300	551

Coventry Health Care, Inc. *	17,355	225

DaVita, Inc. *	11,700	514

Humana, Inc. *	21,500	561

Laboratory Corp. of America Holdings *	13,000	760

Quest Diagnostics, Inc.	18,600	883

Tenet Healthcare Corp. *	52,600	61

UnitedHealth Group, Inc.	148,100	3,100
WellPoint, Inc. *	61,183	2,323
		10,272

Holding Companies – Diversified – 0.0%
Leucadia National Corp. *	20,900	311

Home Builders – 0.1%

Centex Corp.	15,900	119

D.R. Horton, Inc.	35,700	346

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Home Builders – 0.1% – continued

KB Home	9,772	$129

Lennar Corp., Class A	19,300	145
Pulte Homes, Inc.	27,000	295
		1,034

Home Furnishings – 0.0%

Harman International Industries, Inc.	6,300	85
Whirlpool Corp.	9,606	284
		369

Household Products/Wares – 0.5%

Avery Dennison Corp.	11,800	264

Clorox Co.	17,800	916

Fortune Brands, Inc.	17,500	430
Kimberly-Clark Corp.	51,236	2,362
		3,972

Housewares – 0.0%
Newell Rubbermaid, Inc.	27,608	176

Insurance – 2.1%

Aflac, Inc.	57,800	1,119

Allstate (The) Corp.	66,114	1,266

American International Group, Inc.	337,189	337

AON Corp.	34,275	1,399

Assurant, Inc.	12,300	268

Chubb Corp.	43,900	1,858

Cincinnati Financial Corp.	17,489	400

Genworth Financial, Inc., Class A	55,400	105

Hartford Financial Services Group, Inc.	41,100	323

Lincoln National Corp.	32,932	220

Loews Corp.	41,713	922

Marsh & McLennan Cos., Inc.	64,200	1,300

MBIA, Inc. *	21,950	101

Metlife, Inc.	98,800	2,250

Principal Financial Group, Inc.	33,500	274

Progressive (The) Corp. *	78,452	1,054

Prudential Financial, Inc.	50,300	957

Torchmark Corp.	10,900	286

Travelers Cos. (The), Inc.	72,013	2,927

Unum Group	39,761	497
XL Capital Ltd., Class A	42,759	233
		18,096

Internet – 2.3%

Akamai Technologies, Inc. *	21,300	413

Amazon.com, Inc. *	38,639	2,838

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Internet – 2.3% – continued

eBay, Inc. *	132,224	$1,661

Expedia, Inc. *	22,888	208

Google, Inc., Class A *	29,045	10,109

McAfee, Inc. *	17,000	570

Symantec Corp. *	101,624	1,518

VeriSign, Inc. *	24,500	462
Yahoo!, Inc. *	169,000	2,165
		19,944

Iron/Steel – 0.2%

AK Steel Holding Corp.	14,700	105

Allegheny Technologies, Inc.	10,732	235

Nucor Corp.	37,000	1,412
United States Steel Corp.	14,600	309
		2,061

Leisure Time – 0.2%

Carnival Corp.	54,596	1,179
Harley-Davidson, Inc.	30,300	406
		1,585

Lodging – 0.1%

Marriott International, Inc., Class A	33,200	543

Starwood Hotels & Resorts Worldwide, Inc.	23,200	295

Wyndham Worldwide Corp.	20,161	85
Wynn Resorts Ltd. *	8,619	172
		1,095

Machinery – Construction & Mining – 0.2%
Caterpillar, Inc.	73,700	2,061

Machinery – Diversified – 0.4%

Cummins, Inc.	23,600	601

Deere & Co.	50,100	1,647

Flowserve Corp.	7,100	398

Manitowoc Co. (The), Inc.	15,200	50
Rockwell Automation, Inc.	17,100	373
		3,069

Media – 2.2%

CBS Corp., Class B	73,274	281

Comcast Corp., Class A	351,181	4,790

DIRECTV Group (The), Inc. *	65,100	1,484

Disney (The Walt) Co.	223,303	4,055

Gannett Co., Inc.	31,600	69

McGraw-Hill Cos. (The), Inc.	39,600	906

Meredith Corp.	3,900	65

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Media – 2.2% – continued

New York Times (The) Co., Class A	12,700	$57

News Corp., Class A	284,400	1,883

Scripps Networks Interactive, Inc., Class A	9,400	212

Time Warner Cable, Inc.	42,487	1,054

Time Warner, Inc.	143,167	2,763

Viacom, Inc., Class B *	73,074	1,270
Washington Post (The), Co., Class B	697	249
		19,138

Metal Fabrication/Hardware – 0.1%
Precision Castparts Corp.	16,300	976

Mining – 0.7%

Alcoa, Inc.	119,712	879

Freeport-McMoRan Copper & Gold, Inc.	50,372	1,920

Newmont Mining Corp.	58,177	2,604

Titanium Metals Corp.	11,400	62
Vulcan Materials Co.	12,500	553
		6,018

Miscellaneous Manufacturing – 3.2%

3M Co.	84,200	4,186

Cooper Industries Ltd., Class A	20,800	538

Danaher Corp.	31,800	1,724

Dover Corp.	20,700	546

Eastman Kodak Co.	31,300	119

Eaton Corp.	18,900	697

General Electric Co.	1,277,345	12,914

Honeywell International, Inc.	90,312	2,516

Illinois Tool Works, Inc.	47,700	1,471

Ingersoll-Rand Co. Ltd., Class A	35,357	488

ITT Corp.	21,200	816

Leggett & Platt, Inc.	19,200	249

Pall Corp.	12,266	251

Parker Hannifin Corp.	19,887	676
Textron, Inc.	33,000	189
		27,380

Office/Business Equipment – 0.1%

Pitney Bowes, Inc.	22,800	532
Xerox Corp.	99,096	451
		983

Oil & Gas – 11.1%

Anadarko Petroleum Corp.	56,612	2,202

Apache Corp.	39,706	2,545

Cabot Oil & Gas Corp.	13,700	323

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Oil & Gas – 11.1% – continued

Chesapeake Energy Corp.	69,700	$1,189

Chevron Corp.	243,132	16,348

ConocoPhillips	180,646	7,074

Devon Energy Corp.	54,500	2,436

Diamond Offshore Drilling, Inc.	8,600	541

ENSCO International, Inc.	18,400	486

EOG Resources, Inc.	29,800	1,632

EQT Corp.	15,400	482

Exxon Mobil Corp.	598,814	40,779

Hess Corp.	33,700	1,827

Marathon Oil Corp.	86,918	2,285

Murphy Oil Corp.	24,000	1,074

Nabors Industries Ltd. *	34,900	349

Noble Energy, Inc.	21,700	1,169

Occidental Petroleum Corp.	97,456	5,423

Pioneer Natural Resources Co.	15,000	247

Questar Corp.	20,800	612

Range Resources Corp.	19,700	811

Rowan Cos., Inc.	15,800	189

Southwestern Energy Co. *	40,400	1,199

Sunoco, Inc.	15,200	403

Tesoro Corp.	17,300	233

Valero Energy Corp.	61,000	1,092
XTO Energy, Inc.	68,825	2,107
		95,057

Oil & Gas Services – 1.4%

Baker Hughes, Inc.	36,740	1,049

BJ Services Co.	37,000	368

Cameron International Corp. *	24,800	544

Halliburton Co.	106,331	1,645

National-Oilwell Varco, Inc. *	49,400	1,418

Schlumberger Ltd.	146,200	5,939
Smith International, Inc.	27,900	599
		11,562

Packaging & Containers – 0.2%

Ball Corp.	10,100	438

Bemis Co., Inc.	9,300	195

Owens-Illinois, Inc. *	18,700	270

Pactiv Corp. *	15,900	232
Sealed Air Corp.	15,406	213
		1,348

Pharmaceuticals – 6.8%

Abbott Laboratories	187,700	8,953

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Pharmaceuticals – 6.8% – continued

Allergan, Inc.	36,268	$1,732

AmerisourceBergen Corp.	18,818	615

Bristol-Myers Squibb Co.	241,160	5,286

Cardinal Health, Inc.	43,024	1,354

Cephalon, Inc. *	7,900	538

Express Scripts, Inc. *	30,800	1,422

Forest Laboratories, Inc. *	34,900	766

King Pharmaceuticals, Inc. *	24,900	176

Lilly (Eli) & Co.	123,396	4,123

Medco Health Solutions, Inc. *	60,336	2,494

Merck & Co., Inc.	257,200	6,880

Mylan, Inc. *	38,900	522

Pfizer, Inc.	815,192	11,103

Schering-Plough Corp.	198,700	4,679

Watson Pharmaceuticals, Inc. *	11,300	352
Wyeth	162,400	6,990
		57,985

Pipelines – 0.3%

El Paso Corp.	79,247	495

Spectra Energy Corp.	76,877	1,087
Williams Cos. (The), Inc.	69,500	791
		2,373

Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A *	27,600	111

Real Estate Investment Trusts – 0.7%

Apartment Investment & Management Co., Class A	15,607	86

AvalonBay Communities, Inc.	10,437	491

Boston Properties, Inc.	13,300	466

Equity Residential	30,600	562

HCP, Inc.	30,439	543

Health Care REIT, Inc.	11,800	361

Host Hotels & Resorts, Inc.	59,200	232

Kimco Realty Corp.	31,300	239

ProLogis	34,635	225

Public Storage	14,646	809

Simon Property Group, Inc.	30,601	1,060

Ventas, Inc.	18,500	418
Vornado Realty Trust	17,850	593
		6,085

Retail – 6.9%

Abercrombie & Fitch Co., Class A	10,800	257

AutoNation, Inc. *	15,285	212

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Retail – 6.9% – continued

Autozone, Inc. *	4,800	$781

Bed Bath & Beyond, Inc. *	32,900	814

Best Buy Co., Inc.	40,025	1,519

Big Lots, Inc. *	10,600	220

Costco Wholesale Corp.	53,516	2,479

CVS Caremark Corp.	174,869	4,807

Darden Restaurants, Inc.	17,650	605

Family Dollar Stores, Inc.	18,100	604

GameStop Corp., Class A *	18,700	524

Gap (The), Inc.	57,187	743

Home Depot (The), Inc.	203,094	4,785

Kohl’s Corp. *	35,800	1,515

Limited Brands, Inc.	30,800	268

Lowe’s Cos., Inc.	175,700	3,206

Macy’s, Inc.	53,782	479

McDonald’s Corp.	134,100	7,318

Nordstrom, Inc.	19,800	332

Office Depot, Inc. *	25,500	33

O’Reilly Automotive, Inc. *	16,300	571

Penney (J.C.) Co., Inc.	27,100	544

RadioShack Corp.	14,200	122

Sears Holdings Corp. *	6,973	319

Staples, Inc.	89,075	1,613

Starbucks Corp. *	91,800	1,020

Target Corp.	90,100	3,098

Tiffany & Co.	15,100	326

TJX Cos., Inc.	48,600	1,246

Walgreen Co.	121,000	3,141

Wal-Mart Stores, Inc.	270,500	14,093
Yum! Brands, Inc.	56,400	1,550
		59,144

Savings & Loans – 0.2%

Hudson City Bancorp, Inc.	67,600	790
People’s United Financial, Inc.	43,500	782
		1,572

Semiconductors – 2.5%

Advanced Micro Devices, Inc. *	64,900	198

Altera Corp.	37,700	662

Analog Devices, Inc.	32,900	634

Applied Materials, Inc.	156,900	1,687

Broadcom Corp., Class A *	51,600	1,031

Intel Corp.	671,200	10,102

Kla-Tencor Corp.	22,200	444

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Semiconductors – 2.5% – continued

Linear Technology Corp.	28,900	$664

LSI Corp. *	65,400	199

MEMC Electronic Materials, Inc. *	25,200	416

Microchip Technology, Inc.	24,500	519

Micron Technology, Inc. *	93,300	379

National Semiconductor Corp.	26,000	267

Novellus Systems, Inc. *	14,400	239

Nvidia Corp. *	64,150	632

QLogic Corp. *	16,700	186

Teradyne, Inc. *	20,200	88

Texas Instruments, Inc.	151,200	2,496
Xilinx, Inc.	35,600	682
		21,525

Software – 4.0%

Adobe Systems, Inc. *	64,700	1,384

Autodesk, Inc. *	29,100	489

BMC Software, Inc. *	20,800	686

CA, Inc.	50,393	887

Citrix Systems, Inc. *	23,300	527

Compuware Corp. *	30,600	202

Dun & Bradstreet Corp.	6,000	462

Electronic Arts, Inc. *	40,500	737

Fidelity National Information Services, Inc.	21,100	384

Fiserv, Inc. *	20,100	733

IMS Health, Inc.	18,304	228

Intuit, Inc. *	40,400	1,091

Microsoft Corp.	924,580	16,985

Novell, Inc. *	35,300	150

Oracle Corp. *	465,900	8,419
Salesforce.com, Inc. *	12,700	416
		33,780

Telecommunications – 6.9%

American Tower Corp., Class A *	49,100	1,494

AT&T, Inc.	713,293	17,975

CenturyTel, Inc.	14,150	398

Ciena Corp. *	13,457	105

Cisco Systems, Inc. *	708,200	11,876

Corning, Inc.	190,900	2,533

Embarq Corp.	18,696	708

Frontier Communications Corp.	31,900	229

Harris Corp.	14,600	423

JDS Uniphase Corp. *	31,150	101

Juniper Networks, Inc. *	65,000	979

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Telecommunications – 6.9% – continued

Motorola, Inc.	272,965	$1,155

QUALCOMM, Inc.	200,600	7,805

Qwest Communications International, Inc.	166,655	570

Sprint Nextel Corp.*	340,236	1,215

Tellabs, Inc.*	49,200	225

Verizon Communications, Inc.	346,430	10,462
Windstream Corp.	48,799	393
		58,646

Textiles – 0.1%
Cintas Corp.	17,700	438

Toys Games & Hobbies – 0.1%

Hasbro, Inc.	14,412	361
Mattel, Inc.	43,441	501
		862

Transportation – 2.0%

Burlington Northern Santa Fe Corp.	34,628	2,083

C.H. Robinson Worldwide, Inc.	21,400	976

CSX Corp.	46,548	1,203

Expeditors International of Washington, Inc.	27,100	767

FedEx Corp.	36,640	1,630

Norfolk Southern Corp.	45,700	1,542

Ryder System, Inc.	6,100	173

Union Pacific Corp.	60,700	2,495
United Parcel Service, Inc., Class B	119,900	5,902
		16,771
Total Common Stocks
(Cost $1,200,314)		839,714

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.5%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$7,261	$7,261
U.S. Treasury Bill, 0.21%, 5/14/09 (3)	5,050	5,049
Total Short-Term Investments
(Cost $12,310)		12,310

Total Investments – 99.7%
(Cost $1,212,624)		852,024
Other Assets less Liabilities – 0.3%		2,985
NET ASSETS – 100.0%		$855,009

(1)	At March 31, 2008, the value of the Fund’s investment in Northern Trust Corp. was approximately $1,157,000 with gross purchases of approximately $533,000 during the fiscal year ended March 31, 2009. There were no sales during the fiscal year ended March 31, 2009.
(2)	Investment in affiliate.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Stock Index Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
S&P 500 E-mini	373	$14,823	Long	6/09	$714

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued	MARCH 31, 2009

At March 31, 2009, the industry sectors (unaudited) for the Stock Index Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.8%
Consumer Staples	12.8
Energy	13.0
Financials	10.8
Health Care	15.3
Industrials	9.7
Information Technology	18.0
Materials	3.3
Telecommunication Services	4.0
Utilities	4.3

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Stock Index Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$839,714	$714

Level 2	12,310	–

Level 3	–	–

Total	$852,024	$714

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2009

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 41 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their

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NOTES TO THE FINANCIAL STATEMENTS continued

contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2009, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $1,460,000, $1,020,000 and $5,049,000, respectively. The Global Real Estate Index, Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2009. The aggregate value of foreign currencies to cover margin requirements for open positions was approximately $1,032,000, $150,000 and $3,441,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2009, were less than $1,000 for the Global Real Estate Index Fund. The Global Sustainability Index Fund and the International Equity Index Fund had redemption fees of approximately $2,000 and $1,000, respectively. Redemption fees for the fiscal year ended March 31, 2008, were less than $1,000 for the Global Real Estate Index Fund, and approximately $1,000 for the International Equity Index Fund. There were no redemption fees for the Global Sustainability Index Fund for the fiscal year ended March 31, 2008. These

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MARCH 31, 2009

amounts are included in “Proceeds from Shares Sold” in Note 6 – Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the NAVs of the Funds.

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008, through the fiscal year ended March 31, 2009, the following funds incurred net capital losses and/or Section 988 net currency losses for which the Fund intends to treat as having been incurred in the following fiscal year (in thousands):

Global Sustainability Index	$461
International Equity Index	134,877
Mid Cap Index	21,557
Small Cap Index	20,186
Stock Index	11,497

The Fund in the table below has elected to defer net capital losses and/or net currency losses incurred from November 1, 2008 through November 30, 2008, the Fund’s last tax year end, as having arisen on the first day of the following tax year (in thousands):

Global Real Estate Index	$281,279

At March 31, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	March 31, 2011	March 31, 2012	March 31, 2013	March 31, 2015	March 31, 2017
Global Sustainability Index	$—	$—	$—	$—	$2,202
International Equity Index	—	—	—	—	58,297
Stock Index	7,700	4,423	46	588	17,146

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	November 30, 2016
Global Real Estate Index	$99,834

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2009, the tax components of undistributed net investment income, undistributed realized gains and unrealized losses were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED LOSSES
Global Sustainability Index	$215	$ —	$(13,460)
International Equity Index	5,990	—	(390,312)
Mid Cap Index	963	1	(118,162)
Small Cap Index	472	—	(95,729)
Stock Index	241	—	(372,302)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2008, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED LOSSES
Global Real Estate Index	$6,337	$806	$(441,473)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Sustainability Index	$407	$ —
International Equity Index	43,000	—
Mid Cap Index	5,612	10,758
Small Cap Index	2,900	21,353
Stock Index	22,831	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL-GAINS
International Equity Index	45,540	16,528
Mid Cap Index	5,338	17,465
Small Cap Index	6,132	26,130
Stock Index	14,935	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2008 and November 30, 2007 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2008 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$35,114	$4,786

	NOVEMBER 30, 2007 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index	$10,726	$125

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds adopted the provisions of FIN 48 on April 1, 2008 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Funds. As of March 31, 2009, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2006 through March 31, 2008 remain subject to examination by the Internal Revenue Service.

2. IN-KIND REDEMPTIONS

Investors in the Mid Cap Index Fund elected to receive securities rather than cash for their redemption proceeds in accordance with the Fund’s Prospectus and Statement of Additional Information. These investors received securities with a value equal to the value of the shares they owned at the redemption date. The value of the securities received and the shares redeemed was determined pursuant to the Fund’s procedures for calculating the Fund’s NAV per share.

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MARCH 31, 2009

Losses of approximately $23,256,000 on the securities distributed to shareholders are included in “Net realized gains (losses) on investments” on the Fund’s Statement of Operations and on the Fund’s Statement of Changes in Net Assets, and the redemption amount of approximately $27,543,000 is included in the “Net increase (decrease) in net assets resulting from capital share transactions” on the Fund’s Statement of Changes in Net Assets.

3. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted LIBOR rate and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an IBOR loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears. The agreement will expire on December 10, 2009, unless renewed. Prior to December 11, 2008, the borrowings by the Trust bore an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2009, the Global Real Estate Index Fund had an outstanding loan of $1,400,000. This amount is included in “Accrued other liabilities” on the Fund’s Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 1.25 percent.

When utilized, the average dollar amount of the borrowings and the weighted average interest rate on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Global Real Estate Index	$4,238	1.95%
Global Sustainability Index	200	1.01%
International Equity Index	5,538	2.35%
Mid Cap Index	650	2.60%

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year ended March 31, 2009, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	ANNUAL ADVISORY FEE	EXPENSE LIMITATIONS
Global Real Estate Index	0.35%	0.65%
Global Sustainability Index	0.35%	0.65%
International Equity Index	0.25%	0.45%
Mid Cap Index	0.20%	0.30%
Small Cap Index	0.20%	0.35%
Stock Index	0.10%	0.25%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

Prior to January 1, 2009, the Funds had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Funds. NTI, as the sole administrator, provides the administrative services formerly provided to the Funds by PNC Global Investment Servicing. The administration fee rate payable by the Funds is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.15 percent of the average daily net assets of the respective Funds. As of January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

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NOTES TO THE FINANCIAL STATEMENTS continued

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Real Estate Index	$ —	$285,656	$ —	$436,529
Global Sustainability Index	—	31,425	—	4,622
International Equity Index	—	256,653	—	298,941
Mid Cap Index	—	114,998	—	140,104
Small Cap Index	—	71,181	—	100,108
Stock Index	—	289,119	—	41,869

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2009, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET DEPRECIATION	COST BASIS OF SECURITIES
Global Real Estate Index	$645	$(315,780)	$(315,135)	$541,246
Global Sustainability Index	319	(13,784)	(13,465)	46,460
International Equity Index	30,330	(420,764)	(390,434)	1,192,692
Mid Cap Index	5,715	(124,162)	(118,447)	320,457
Small Cap Index	12,576	(108,527)	(95,951)	250,702
Stock Index	19,945	(392,962)	(373,017)	1,225,041

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MARCH 31, 2009

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Real Estate Index	47,382	$401,482	650	$4,101	(94,630)	$(553,661)	(46,598)	$(148,078)
Global Sustainability Index	4,484	32,382	19	119	(630)	(4,118)	3,873	28,383
International Equity Index	85,193	727,864	598	4,564	(90,738)	(779,373)	(4,947)	(46,945)
Mid Cap Index	17,464	146,055	1,630	11,163	(21,312)	(164,710)	(2,218)	(7,492)
Small Cap Index	14,939	99,046	3,508	18,557	(19,084)	(121,978)	(637)	(4,375)
Stock Index	47,204	587,727	328	4,106	(28,301)	(342,107)	19,231	249,726

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Global Real Estate Index	77,866	$903,009	860	$9,110	(36,657)	$(405,569)	42,069	$506,550
Global Sustainability Index	2,125	21,238	—	—	—	—	2,125	21,238
International Equity Index	40,261	573,078	1,427	19,768	(20,919)	(292,528)	20,769	300,318
Mid Cap Index	13,836	171,971	1,415	16,637	(6,908)	(82,943)	8,343	105,665
Small Cap Index	8,817	89,144	2,554	24,085	(11,349)	(112,353)	22	876
Stock Index	41,999	736,760	214	3,844	(10,928)	(194,905)	31,285	545,699

7. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and financial disclosures, if any.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), six separate portfolios of Northern Funds (the “Trust”), as of March 31, 2009, and the related statements of operations for the year then ended. We have audited the statements of changes in net assets for each of the two years in the period then ended for Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund. We have audited the statements of changes in net assets for the year ended March 31, 2009 and the period March 5, 2008 (Commencement of Operations) through March 31, 2008 for Global Sustainability Index Fund. We have audited the financial highlights for the five years in the period ended March 31, 2009 for Stock Index Fund and Small Cap Index Fund, for the four years in the period ended March 31, 2009 and for the period March 22, 2005 (Commencement of Operations) through March 31, 2005 for International Equity Index Fund and Mid Cap Index Fund, for the two years in the period ended March 31, 2009 and for the period July 26, 2006 (Commencement of Operations) through March 31, 2007 for Global Real Estate Index Fund, and for the year ended March 31, 2009 and for the period March 5, 2008 (Commencement of Operations) through March 31, 2008 for Global Sustainability Index Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2009

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2009 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2009:

Amounts in thousands	QDI PERCENTAGE
Global Real Estate Index	36.29%
Global Sustainability Index	59.98%
International Equity Index	93.83%
Mid Cap Index	58.71%
Small Cap Index	64.85%
Stock Index	94.85%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Amounts in thousands	CORPORATE DRD PERCENTAGE
Mid Cap Index	72.95%
Small Cap Index	89.74%
Stock Index	98.24%

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2008, and hereby designated these long-term capital gain distributions as follows (per share):

Amounts in thousands	LONG-TERM CAPITAL GAIN 15%
Global Real Estate Index	$0.0119
Mid Cap Index	0.3268
Small Cap Index	0.7349

FOREIGN TAX CREDIT The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Amounts in thousands	TAXES	INCOME
Global Real Estate Index	$0.0081	$0.1623
Global Sustainability Index	0.0018	0.0256
International Equity Index	0.0060	0.0619

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FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/08 - 3/31/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 92), if any, in the Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.63%	$1,000.00	$518.90	$2.39
Hypothetical	0.63%	$1,000.00	$1,021.79	$3.18	**

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.65%	$1,000.00	$675.40	$2.72
Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28	**

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.45%	$1,000.00	$677.70	$1.88
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27	**

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.30%	$1,000.00	$678.50	$1.26
Hypothetical	0.30%	$1,000.00	$1,023.44	$1.51	**

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.35%	$1,000.00	$628.40	$1.42
Hypothetical	0.35%	$1,000.00	$1,023.19	$1.77	**

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2009 (UNAUDITED)

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.25%	$1,000.00	$693.90	$1.06
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex—35 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2009 (UNAUDITED)

NON-INTERESTED TRUSTEES continued
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (92 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation.
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company since 1994; Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2009 (UNAUDITED)

OFFICERS OF THE TRUST continued
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND1,2,4,6

GLOBAL SUSTAINABILITY INDEX FUND1,2,7

INTERNATIONAL EQUITY INDEX FUND1,2,8

MID CAP INDEX FUND1,3,9

SMALL CAP INDEX FUND1,5,10

STOCK INDEX FUND1,11

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

2 International Risk: International investing involves increased risk and volatility.

3 Mid Cap Risk: Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and their stocks are subject to a greater degree of volatility.

4 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investment in REITs involves certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

5 Small Cap Risk: Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

6 Index Fund Risk: The performance of the Fund is expected to be lower than that of the FTSE® EPRA®/NAREIT® Global Real Estate Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

7 Index Fund Risk: The performance of the Fund is expected to be lower than that of the KLD Global SustainabilitySM Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

8 Index Fund Risk: The performance of the Fund is expected to be lower than that of the MSCI EAFE® Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

9 Index Fund Risk: The performance of the Fund is expected to be lower than that of the S&P MidCap 400 Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

10 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Russell 2000® Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

11 Index Fund Risk: The performance of the Fund is expected to be lower than that of the S&P 500® Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND

22	MONEY MARKET FUND

27	MUNICIPAL MONEY MARKET FUND

56	U.S. GOVERNMENT MONEY MARKET FUND

60	U.S. GOVERNMENT SELECT MONEY MARKET FUND

63	ABBREVIATIONS AND OTHER INFORMATION

64	NOTES TO THE FINANCIAL STATEMENTS

69	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

70	TAX INFORMATION

71	FUND EXPENSES

72	TRUSTEES AND OFFICERS

79	INVESTMENT CONSIDERATIONS

80	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

During its fiscal year ended March 31, 2009, the California Municipal Money Market Fund offered investors income free of Federal and California taxation, as well as stable dollar value and liquidity. The Fund successfully achieved its goals, providing liquidity and maintaining its top-tier credit profile en route to a return of 1.11% during the 12-month period ended March 31, 2009. We waived fees and/or reimbursed expenses from time to time to maintain a positive yield for the Fund. The Fund’s assets under management grew by approximately $50 million, reaching $1.62 billion by the end of the fiscal year.

Due to the difficult credit and interest rate environment, we took proactive steps to protect the Fund throughout the course of the year. In order to lock in yield, we actively purchased one-year fixed rate general obligation, tax- and revenue-anticipation notes during May and June of 2008. These purchases added interest rate sensitivity to the Fund, which strengthened its performance when the Federal Reserve aggressively accelerated its easing campaign in late 2008. The Fund also benefited from its holdings in variable-rate securities beginning in the third quarter of 2008, when the lack of liquidity and the higher premium demanded by investors caused these securities to outperform. The Fund’s weighting in daily and weekly variable rate notes spiked in the third quarter 2008, at times reaching five percent of assets or higher.

Throughout the period, many of the banks and financial guarantors that backed municipal variable rate bonds came under pressure. We actively rotated out of daily and weekly variable rate demand notes that were affected by these trends, in favor of select municipal issues backed by only the strongest financial guarantors. These actions enabled us to maintain the Fund’s top-tier credit profile throughout the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
CALIFORNIA MUNICIPAL MONEY MARKET	1.11%	2.02%	1.90%	0.07%
IMONEYNET CA STATE-SPECIFIC RETAIL	1.09	1.92	1.86

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.07%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2009, the maturity analysis for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 79.

OVERNIGHT (ONE BUSINESS DAY)	29.40%
2 - 15 DAYS	53.89
61 - 97 DAYS	10.06
98 - 180 DAYS	6.65

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
TOTAL NET ASSETS	$1.6 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.71%
NET EXPENSE RATIO	0.57%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended March 31, 2009, the Money Market Fund posted a 1.16% total return, compared with the 1.44% return of the iMoneyNet™ First Tier Retail category. As of March 31, 2009, the Fund’s 7-day current yield was 0.34%. We waived fees and/or reimbursed expenses from time to time to maintain a positive yield for the Fund.

Despite selective intervention by regulators to stabilize the financial system, short-term markets remained under considerable stress and the credit crisis deepened during the period. Concerns over the capitalization of Fannie Mae and Freddie Mac resurfaced, leading to temporary government support and forcing both into regulatory conservatorship. As market conditions continued to deteriorate, the investment bank Lehman Brothers declared bankruptcy and Merrill Lynch was forced to sell itself to Bank of America, unsettling the markets. Markets stabilized somewhat after the Obama Administration unveiled details of its troubled-asset buyout program. The program is designed to rid banks of distressed assets through a public-private partnership, where the U.S. Treasury would offer private investors favorable financing terms and share potential losses. Meanwhile, the Federal Reserve took bold action by dramatically expanding its balance sheet to support new facilities that could ultimately stabilize the financial markets and improve credit costs and availability. Furthermore, the Fed took unprecedented action to establish a target range for the federal funds rate of 0% to 0.25%.

The Fund shifted from a neutral to a long duration compared with its benchmark in the second half of 2008. With the weak economic outlook, we expect monetary policy to remain accommodative given the Fed’s pledge to keep the federal funds rate at exceptionally low levels “for some time.” A dramatic increase in unemployment, the relentless fall of housing prices and plunging business investment and exports have added to negative expectations. During the period, we extended the weighted average maturity of the Fund by focusing our purchases on longer-dated U.S. government, agency and FDIC-guaranteed debt. In addition, we maintained a strong liquidity profile by committing a large percentage of the portfolio to overnight maturity investments. Northern Trust Corporation entered into a capital support agreement with the Fund for one of its portfolio securities. For further details, please refer to Note 6 in the Notes to Financial Statements.” Given continued uncertainty within the financial markets, principal and liquidity preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MONEY MARKET	1.16%	2.96%	3.09%	0.34%
IMONEYNET FIRST TIER RETAIL	1.44	2.79	2.90

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been 0.21%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2009, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the
iMoneyNet Money Fund Report
Averages, which are composites of
professionally managed money market
investments with similar investment
objectives.

Information about Investment
Considerations can be found on page 79.

OVERNIGHT (ONE BUSINESS DAY)	28.26%
2 - 15 DAYS	10.32
16 - 30 DAYS	10.81
31 - 60 DAYS	23.35
61 - 97 DAYS	10.86
98 - 180 DAYS	8.00
181 - 270 DAYS	3.94
271 - 364 DAYS	4.46

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$9.7 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.70%
NET EXPENSE RATIO	0.57%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended March 31, 2009, the Municipal Money Market Fund provided investors with tax-exempt yield, stable value and liquidity, and returned 1.26%. The Fund successfully navigated a difficult investing environment during this period by utilizing defensive strategies focused on credit quality and liquidity preservation. Fund assets under management increased by approximately $2.5 billion during the period, growing to over $10 billion by the close of the fiscal year.

Throughout the first half of the period we employed a “barbell” approach to managing the Fund’s duration. We accomplished this strategy by holding a significant allocation of daily and weekly Variable Rate Demand Notes, or VRDNs, to maintain liquidity, as well as purchasing top-tier fixed-rate notes to enhance yield. From June 1 through August 21, municipal “note season,” we purchased a significant number of fixed-rate notes for the Fund. At the same time, we lengthened duration by purchasing general obligation and tax and revenue anticipation notes. These purchases helped to boost return as the Fed slashed the federal funds rate in late 2008.

In the second half of the period, the collapse of Lehman Brothers in September ignited a crisis of confidence and a severe credit crunch. Values for many financial assets were viewed as undeterminable, causing severe distress for a number of financial guarantors. To protect the Fund during this extremely difficult period, we reviewed all holdings and sold several municipal issues that we believed could be negatively affected by the crisis. We replaced these issues with select municipal VRDNs backed by financial guarantors or municipalities with strong “tier-one” credit profiles. These variable-rate purchases provided ample liquidity during a tumultuous period. On occasion, during the most recent fiscal year, we invested in Treasury bills and agency discount notes when suitable top-tier municipal investments were unavailable. These “defensive period” purchases protected the Fund while we assessed the most favorable municipal investment options in which to deploy new money.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MUNICIPAL MONEY MARKET	1.26%	2.09%	2.06%	0.25%
IMONEYNET TAX-FREE RETAIL	1.22	1.97	1.93

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been 0.12%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2009, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT),
state and local taxes.

Information about Investment
Considerations can be found on page 79.

OVERNIGHT (ONE BUSINESS DAY)	38.50%
2 - 15 DAYS	47.55
16 - 30 DAYS	0.49
31 - 60 DAYS	3.26
61 - 97 DAYS	3.09
98 - 180 DAYS	4.77
181 - 270 DAYS	1.96
271 - 364 DAYS	0.38

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$10.1 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.70%
NET EXPENSE RATIO	0.57%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

In September 2008, a series of events was set into motion that caused Federal Reserve and U.S. Treasury officials to adopt a pessimistic view of the economy. On the same day, Lehman Brothers failed, and the sale under duress of Merrill Lynch to Bank of America was announced. Exposure to Lehman debt caused one money market fund to lower its share price below $1.00. This prompted the Treasury to offer temporary insurance to money market funds to prevent a run on the funds. Seeking protection from the credit market storm, Goldman Sachs and Morgan Stanley converted to bank holding companies to qualify for ongoing access to government liquidity facilities.

As economic conditions declined and stress factors in the market dramatically increased, the Fed cut its benchmark rate two times during October. At the end of November, the Fed took the bold step of injecting cash directly into the banking system using a new program, its Zero Interest Rate Policy. On December 16, the Fed made its final interest rate cut, bringing the federal funds rate to the unprecedented target range of 0% to 0.25%. The Fed has also implemented a number of liquidity programs designed to restart the flow of credit to businesses and individuals, including the Troubled Assets Relief Program, the Commercial Paper Funding Facility and the Term Asset-Backed Securities Loan Facility.

For the 12-month ended March 31, 2009, the Fund provided a total return of 1.10%. We waived fees and/or reimbursed expenses from time to time to maintain a positive yield for the Fund. During the year, buying opportunities were captured as they arose, keeping the Fund’s average maturity slightly longer than its benchmark. Floating-rate instruments with 30- and 90-day resets were added, along with “barbelled” exposure to shorter and longer fixed-rate securities. As the banks and broker/dealers struggled, the Fund maintained a focus on liquidity preservation, substantially adding to its short and overnight positions. In the first quarter of 2009, we shifted to a longer duration relative to the Fund’s benchmark and looked to take advantage of any interest rate increases in an effort to capture higher yields.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET	1.10%	2.89%	2.99%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	1.07	2.66	2.82

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.14%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2009, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Information about Investment
Considerations can be found on page 79.

OVERNIGHT (ONE BUSINESS DAY)	34.86%
2 - 15 DAYS	14.57
16 - 30 DAYS	11.14
31 - 60 DAYS	12.84
61 - 97 DAYS	8.80
98 - 180 DAYS	10.43
181 - 270 DAYS	4.79
271 - 364 DAYS	2.57

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$2.3 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.71%
NET EXPENSE RATIO	0.56%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

PORTFOLIO MANAGEMENT COMMENTARY

To prevent the housing crisis from worsening, federal regulators took control of Fannie Mae and Freddie Mac in early September 2008. The government felt that these steps were necessary to prevent a calamity for not only the mortgage market, but also the economy and the financial system. In doing so, the government assumed responsibility for trillions of dollars of debt and agreed to inject billions to keep the mortgage market afloat. The Treasury Department has announced that it will lend to the two agencies as needed through 2009, during which time both are expected to modestly increase their holdings of mortgage securities to help stabilize conditions. After that, in order to reduce risk, they will be required to reduce their direct mortgage holdings.

Both Fannie Mae and Freddie Mac announced new plans to help people who are at least 90 days behind on their mortgage payments modify their mortgages. This will most likely involve reducing the interest rate in order to make the monthly payment no more than 38% of the borrower's monthly income. In March, the Federal Reserve announced that over the next six months the Fed would buy $300 billion of long-term Treasuries along with $750 billion mortgage-backed securities in an attempt to lower mortgage rates.

For the 12-month period ended March 31, 2009, the Fund provided a total return of 0.99%. We waived fees and/or reimbursed expenses from time to time to maintain a positive yield for the Fund. At the beginning of the period, buying opportunities were pursued to capture higher yields. Variable-rate securities were added, along with “barbelled” exposure to shorter- and longer-term fixed-rate securities. As credit fears worsened, we implemented a liquidity preservation strategy and shifted the Fund to a neutral duration position. Our need to preserve liquidity during a tumultuous period, and the fact that Treasury yields were extremely low, detracted from returns during the period. The period closed with the Fund maintaining a longer duration than its benchmark as we sought to take advantage of market sell-offs in an effort to add yield.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET	0.99%	2.82%	2.92%	0.01%
IMONEYNET GOVT & AGENCIES RETAIL	1.07	2.66	2.82

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. The Current 7-Day Yield would have been -0.14%. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2009, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the
iMoneyNet Money Fund Report
Averages, which are composites of
professionally managed money market
investments with similar investment
objectives.

Information about Investment
Considerations can be found on page 79.

OVERNIGHT (ONE BUSINESS DAY)	32.41%
2 - 15 DAYS	13.45
16 - 30 DAYS	15.29
31 - 60 DAYS	13.00
61 - 97 DAYS	7.92
98 - 180 DAYS	8.28
181 - 270 DAYS	6.95
271 - 364 DAYS	2.70

PORTFOLIO MANAGER

MARY ANN FLYNN With Northern Trust since 1969

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
TOTAL NET ASSETS	$5.0 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.70%
NET EXPENSE RATIO	0.55%

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2009

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost	$1,645,782	$7,989,075	(1)	$10,142,075	$1,550,563	$5,026,754
Repurchase agreements, at cost which approximates fair value	–	1,865,662		–	803,382	–
Investment in capital support agreement, at value (cost $–)	–	22,585		–	–	–
Cash	–	50,046		40,478	12,080	–
Interest income receivable	6,915	11,539		25,372	3,933	9,336
Receivable for fund shares sold	–	–		177	–	405
Receivable for securities sold	1,400	–		6,353	–	–
Receivable from investment adviser	47	249		266	106	311
Prepaid and other assets	60	380		276	63	104
Total Assets	1,654,204	9,939,536		10,214,997	2,370,127	5,036,910
LIABILITIES:
Cash overdraft	33	–		–	–	147
Payable for securities purchased	32,799	140,000		40,000	10,167	25,000
Payable for fund shares redeemed	2	50,210		–	12,113	–
Distributions payable to shareholders	90	2,896		2,523	19	45
Payable to affiliates:
Investment advisory fees	126	757		790	177	385
Co-administration fees	47	284		296	66	144
Custody and accounting fees	11	57		58	15	34
Transfer agent fees	31	189		198	44	96
Trustee fees	9	71		42	8	11
Accrued other liabilities	63	311		188	64	78
Total Liabilities	33,211	194,775		44,095	22,673	25,940
Net Assets	$1,620,993	$9,744,761		$10,170,902	$2,347,454	$5,010,970
ANALYSIS OF NET ASSETS:
Capital stock	$1,620,723	$9,754,522		$10,170,948	$2,347,458	$5,010,948
Accumulated undistributed net investment income	270	508		1	–	22
Accumulated net realized losses	–	–		(47)	(4)	–
Net unrealized depreciation	–	(10,269)		–	–	–
Net Assets	$1,620,993	$9,744,761		$10,170,902	$2,347,454	$5,010,970
Shares Outstanding ($.0001 par value, unlimited authorization)	1,620,756	9,754,539		10,170,959	2,347,490	5,010,987
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00		$1.00	$1.00	$1.00

(1)	Certain defaulted securities reflect a fair market value rather than amortized cost. Investments at cost are $8,021,929.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2009

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$27,661	$182,899	$150,123	$30,784	$45,477
Dividend income	–	–	1,320	–	–
Total Investment Income	27,661	182,899	151,443	30,784	45,477
EXPENSES:
Investment advisory fees	6,723	41,882	34,758	7,769	14,200
Co-administration fees	2,521	15,706	13,034	2,914	5,325
Custody and accounting fees	379	2,202	1,812	462	786
Transfer agent fees	1,681	10,471	8,689	1,942	3,550
Registration fees	33	160	101	46	66
Printing fees	43	200	98	51	54
Professional fees	79	413	232	78	97
Trustee fees and expenses	30	153	90	30	37
Shareholder servicing fees	–	–	–	57	–
Other	394	2,445	1,772	409	666
Total Expenses	11,883	73,632	60,586	13,758	24,781
Less expenses reimbursed by investment adviser	(2,259)	(13,718)	(10,846)	(2,567)	(4,605)
Less expenses waived by investment adviser	(53)	(42)	–	(125)	(560)
Less custodian credits	(19)	–	(241)	(125)	(16)
Net Expenses	9,552	59,872	49,499	10,941	19,600
Net Investment Income	18,109	123,027	101,944	19,843	25,877
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investments	262	504	(47)	(4)	22
Net change in unrealized depreciation on investments	–	(11,608)	–	–	–
Net change in unrealized appreciation on capital support agreement	–	22,585	–	–	–
Net Gains (Losses) on Investments	262	11,481	(47)	(4)	22
Net Increase in Net Assets Resulting from Operations	$18,371	$134,508	$101,897	$19,839	$25,899

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
OPERATIONS:
Net investment income	$18,109	$36,631	$123,027	$482,336	$101,944	$168,623	$19,843	$40,192	$25,877	$50,103
Net realized gains (losses) on investment transactions	262	181	504	300	(47)	1,095	(4)	58	22	37
Net change in unrealized appreciation (depreciation) on investments and net change in unrealized appreciation (depreciation) on capital support agreement	–	–	10,977	(21,246)	–	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	18,371	36,812	134,508	461,390	101,897	169,718	19,839	40,250	25,899	50,140
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	16,833	332,922	(1,575,901)	161,209	2,845,407	1,454,895	513,899	1,010,625	2,636,428	1,357,344
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	16,833	332,922	(1,575,901)	161,209	2,845,407	1,454,895	513,899	1,010,625	2,636,428	1,357,344
DISTRIBUTIONS PAID:
From net investment income	(18,297)	(36,875)	(123,205)	(482,455)	(103,038)	(169,052)	(19,886)	(40,192)	(25,914)	(50,103)
Total Distributions Paid	(18,297)	(36,875)	(123,205)	(482,455)	(103,038)	(169,052)	(19,886)	(40,192)	(25,914)	(50,103)
Total Increase (Decrease) in Net Assets	16,907	332,859	(1,564,598)	140,144	2,844,266	1,455,561	513,852	1,010,683	2,636,413	1,357,381
NET ASSETS:
Beginning of year	1,604,086	1,271,227	11,309,359	11,169,215	7,326,636	5,871,075	1,833,602	822,919	2,374,557	1,017,176
End of year	$1,620,993	$1,604,086	$9,744,761	$11,309,359	$10,170,902	$7,326,636	$2,347,454	$1,833,602	$5,010,970	$2,374,557
Accumulated Undistributed Net Investment Income	$270	$188	$508	$182	$1	$1,095	$–	$43	$22	$37

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.03	0.03	0.02	0.01
Total from Investment Operations	0.01		0.03	0.03	0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.03)	(0.03)	(0.02)	(0.01)
Total Distributions Paid	(0.01)		(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	1.11%		2.83%	3.06%	2.22%	0.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,620,993		$1,604,086	$1,271,227	$1,022,844	$908,547
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.57	%(2)	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.71%		0.69%	0.69%	0.78%	0.79%
Net investment income, net of waivers, reimbursements and credits	1.08%		2.75%	2.97%	2.20%	0.94%
Net investment income, before waivers, reimbursements and credits	0.94%		2.61%	2.83%	1.97%	0.70%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $360,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.04	0.05	0.03	0.01
Net realized and unrealized gains (losses)	–	(2)	– (2)	–	–	–
Total from Investment Operations	0.01		0.04	0.05	0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.04)	(0.05)	(0.03)	(0.01)
Total Distributions Paid	(0.01)		(0.04)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	1.16	%(3)	4.42%	4.79%	3.27%	1.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$9,744,761		$11,309,359	$11,169,215	$9,126,668	$7,896,730
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.57	%(4)	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.70%		0.68%	0.68%	0.78%	0.79%
Net investment income, net of waivers, reimbursements and credits	1.18%		4.32%	4.71%	3.26%	1.22%
Net investment income, before waivers, reimbursements and credits	1.05%		4.19%	4.58%	3.03%	0.98%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Without the value of the capital support agreement, the total return would have been 0.97%.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $2,325,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.03	0.03	0.02	0.01
Total from Investment Operations	0.01		0.03	0.03	0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.03)	(0.03)	(0.02)	(0.01)
Total Distributions Paid	(0.01)		(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	1.26%		2.93%	3.08%	2.26%	0.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$10,170,902		$7,326,636	$5,871,075	$5,615,849	$4,580,691
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.57	%(2)	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.70%		0.68%	0.68%	0.78%	0.79%
Net investment income, net of waivers, reimbursements and credits	1.17%		2.84%	3.04%	2.24%	0.95%
Net investment income, before waivers, reimbursements and credits	1.04%		2.71%	2.91%	2.01%	0.71%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,707,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.04		0.05		0.03		0.01
Total from Investment Operations	0.01		0.04		0.05		0.03		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.04)		(0.05)		(0.03)		(0.01)
Total Distributions Paid	(0.01)		(0.04)		(0.05)		(0.03)		(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(1)	1.10%		4.24%		4.74%		3.22%		1.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,347,454		$1,833,602		$822,919		$716,730		$571,858
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.56	%(2)(3)	0.55	%(2)	0.55	%(2)	0.55	%(2)	0.55	%(2)
Expenses, before waivers, reimbursements and credits	0.71%		0.70%		0.70%		0.81%		0.80%
Net investment income, net of waivers, reimbursements and credits	1.03%		3.94%		4.65%		3.22%		1.17%
Net investment income, before waivers, reimbursements and credits	0.88%		3.79%		4.50%		2.96%		0.92%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $125,000, $98,000, $73,000, $60,000 and $50,000 which represents 0.01% of average net assets for the fiscal years ended March 31, 2009, 2008, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $383,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.04	0.05	0.03	0.01
Total from Investment Operations	0.01		0.04	0.05	0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		(0.04)	(0.05)	(0.03)	(0.01)
Total Distributions Paid	(0.01)		(0.04)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	0.99%		4.16%	4.66%	3.17%	1.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,010,970		$2,374,557	$1,017,176	$1,133,339	$1,186,119
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.55	%(2)	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.70%		0.69%	0.69%	0.79%	0.79%
Net investment income, net of waivers, reimbursements and credits	0.73%		3.85%	4.56%	3.21%	1.22%
Net investment income, before waivers, reimbursements and credits	0.58%		3.71%	4.42%	2.97%	0.98%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $635,000 which represents 0.02% of average net assets for the fiscal year ended March 31, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5%

California – 95.9%

ABAG Finance Authority for Nonprofit Corp. California COPS VRDB, Series 2000, Episcopal Homes Foundation (Wells Fargo Bank N.A. LOC),

0.30%, 4/8/09	$19,315	$19,315

ABAG Finance Authority for Nonprofit Corp. Multifamily Revenue Refunding VRDB, Series 2002A, Amber Court Apartments (FNMA Gtd.),

0.35%, 4/8/09	6,600	6,600

ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2004, California Senior Living, Elder Care Alliance (Lloyds TSB Bank LOC),

0.28%, 4/8/09	10,865	10,865

ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2007, Oshman Family Jewish Community (Bank of America N.A. LOC),

0.30%, 4/1/09	15,050	15,050

ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2008, On Lok Senior Health Services (Wells Fargo Bank N.A. LOC),

0.32%, 4/8/09	4,500	4,500

ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series A, Elder Care Alliance (Citibank N.A. LOC),

0.38%, 4/8/09	32,340	32,340

Affordable Housing Agency Multifamily Revenue VRDB, Series 2003A, Westridge Hilltop (FNMA Insured),

0.35%, 4/8/09	4,240	4,240

Alameda-Contra Costa Schools Financing Authority COPS, Series 2002J, Capital Improvement Project (KBC Bank N.V. LOC),

0.30%, 4/8/09	3,690	3,690

Series 2002K, Capital Improvement Project (KBC Bank N.V. LOC),

0.35%, 4/8/09	3,200	3,200

Antelope Valley-East Kern Water Agency COPS VRDB, Series 2008 A-2 (Wells Fargo Bank N.A. LOC),

0.22%, 4/8/09	6,200	6,200

Bay Area Toll Authority Toll Bridge Revenue Bonds, Citi ROCS RR-II R-12016, (1)

0.55%, 4/8/09	25,550	25,550

Citi ROCS RR-II-R-12019, (1)

0.55%, 4/8/09	21,000	21,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

Bay Area Toll Authority Toll Bridge Revenue VRDB, Series B2, San Francisco Bay Area,

0.20%, 4/8/09	$26,700	$26,700

California Communities Note Program TRANS, Series 2008 A-1,

3.00%, 6/30/09	24,915	24,997

California Educational Facilities Authority Revenue Bonds, University of Southern California, Series 2003-45A, Soc Gen Municipal Trust Receipts (U.S. Treasuries Escrowed), (1)

0.55%, 4/8/09	5,000	5,000

California Educational Facilities Authority Revenue Tax Exempt CP, Series 1993-B, Carnegie Institute Washington,

0.50%, 4/9/09	17,500	17,500

California Educational Facilities Authority Revenue VRDB, Series 2005B, Pomona College,

0.28%, 4/8/09	2,700	2,700

California Health Facilities Financing Authority Revenue Bonds, Series 1999A, Sinai Medical Center (U.S. Treasuries Escrowed),

6.13%, 12/1/09	30,695	32,167

California Health Facilities Financing Authority Revenue Bonds, Series B1, Stanford Hospital (FSA Corp. Insured),

1.75%, 4/8/09	2,800	2,800

California Health Facilities Financing Authority Revenue Refunding VRDB, Series 2008-A, Luvile Salter,

0.20%, 4/8/09	7,455	7,455

California Health Facilities Financing Authority Revenue VRDB, Series 2004J, Catholic Healthcare West (Bank of America N.A. LOC),

0.30%, 4/8/09	5,800	5,800

California Health Facilities Financing Authority Revenue VRDB, Series 2006-C, Kaiser Permanente,

0.25%, 4/8/09	14,100	14,100

California Infrastructure and Economic Development Bank Revenue Refunding VRDB, American National Red Cross (U.S. Bank N.A. LOC),

0.20%, 4/8/09	5,000	5,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

California Infrastructure and Economic Development Bank Revenue Refunding VRDB,

Series A1, J Paul Getty Trust,

1.70%, 4/1/09	$4,800	$4,800

Series A2, J Paul Getty Trust,

1.70%, 4/1/09	8,500	8,500

Series A3, J Paul Getty Trust,

1.70%, 4/1/09	6,000	6,000

Series A4, J Paul Getty Trust,

1.70%, 4/1/09	6,000	6,000

California Infrastructure and Economic Development Bank Revenue VRDB, Contemporary Jewish Museum (Bank of America N.A. LOC),

0.30%, 4/1/09	19,620	19,620

California Infrastructure and Economic Development Bank Revenue VRDB, Series 2008-A Jewish Community Center (Bank of America N.A. LOC),

0.30%, 4/1/09	11,400	11,400

California Infrastructure and Economic Development Bank Revenue VRDB, Series 2008-B, Orange County Performing (Wells Fargo Bank N.A. LOC),

0.22%, 4/8/09	10,000	10,000

California Pollution Control Financing Authority Revenue Refunding Bonds, Series 1996-C, Pacific Gas & Electric Company (JPMorgan Chase Bank LOC),

0.25%, 4/1/09	5,500	5,500

California Pollution Control Financing Authority Revenue Refunding VRDB, Series 1989, Exxon Project,

0.20%, 4/1/09	500	500

California School Cash Reserve Program Authority COPS 2008-2009, Series 2007A, TRANS,

3.00%, 7/6/09	8,000	8,028

California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-2 (BNP Paribas LOC),

0.20%, 4/1/09	6,100	6,100

Series 2002B-6 (State Street Bank & Trust LOC),

0.30%, 4/8/09	9,000	9,000

Series 2002C-1 (Dexia Credit Local LOC),

0.80%, 4/8/09	1,600	1,600

Series 2002C-5 (Dexia Credit Local LOC),

0.70%, 4/8/09	21,000	21,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

California State Department of Water Resources and Power Supply Revenue VRDB, continued

Series 2002C-7 (FSA Corp. Insured),

2.00%, 4/8/09	$16,820	$16,820

Series 2002C-16 (Bank of New York LOC),

0.20%, 4/8/09	12,000	12,000

Subseries G-1 (Bank of Nova Scotia LOC),

0.20%, 4/8/09	10,400	10,400

Subseries G-3 (FSA Corp. Insured),

2.00%, 4/8/09	15,500	15,500

California State Economic Recovery G.O. VRDB,

Series 2004C-2,

0.35%, 4/1/09	8,800	8,800

Series 2004C-5,

0.40%, 4/1/09	3,500	3,500

Series 2004C-11 (BNP Paribas LOC),

0.23%, 4/8/09	3,200	3,200

Series 2004C-16 (FSA Corp. Insured),

2.00%, 4/8/09	825	825

California State G.O. VRDB, Series A, Subseries A-3 (Bank of America N.A. LOC),

0.33%, 4/8/09	38,050	38,050

California Statewide Communities Development Authority COPS, Series 1995, Covenant Retirement Communities (Bank of America N.A. LOC),

0.28%, 4/8/09	12,100	12,100

California Statewide Communities Development Authority COPS VRDB, Covenant Retirement Communities (Bank of America N.A. LOC),

0.28%, 4/8/09	1,400	1,400

California Statewide Communities Development Authority Multifamily Housing Revenue Bonds, Series 2680, Putters (JPMorgan Chase Bank LOC), (1)

0.64%, 4/8/09	15,000	15,000

California Statewide Communities Development Authority Multifamily Housing Revenue Refunding VRDB, Series 2005C, Chateau Project (FNMA Insured),

0.30%, 4/8/09	6,000	6,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series A, Pine View Apartments (Citibank N.A. LOC),

0.45%, 4/8/09	5,000	5,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.28%, 4/8/09	$6,860	$6,860

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008-E, Los Angeles County Museum Art (Wells Fargo Bank N.A. LOC),

0.22%, 4/8/09	4,000	4,000

California Statewide Communities Development Authority Revenue VRDB, Series 2001, Senior Living Facility (Bank of New York LOC),

0.28%, 4/8/09	17,200	17,200

California Statewide Communities Development Authority Revenue VRDB, Series 2003B, Kaiser Permanente Project,

0.25%, 4/8/09	11,400	11,400

Series 2004L, Kaiser Permanente Project,

0.25%, 4/8/09	13,600	13,600

Series 2004M, Kaiser Permanente Project,

0.25%, 4/8/09	1,400	1,400

California Statewide Communities Development Authority Revenue VRDB, Series 2006, Amern Baptist Homes West (Bank of America N.A. LOC),

0.28%, 4/8/09	6,200	6,200

California Statewide Communities Development Authority Revenue VRDB, Series 2006, Livermore Valley Arts Center Project (Bank of New York LOC),

0.21%, 4/8/09	5,000	5,000

California Statewide Communities Development Authority Revenue VRDB, Series 2007-B, Front Porch Communities (Banco Santander Central Hispano LOC),

0.29%, 4/8/09	20,000	20,000

California Statewide Communities Development Authority Revenue VRDB, Series 2008, Goodwill of Santa Cruz (Wells Fargo Bank N.A. LOC),

0.32%, 4/8/09	1,000	1,000

California Statewide Communities Development Authority Revenue VRDB, Series 2008-D, Cottage Health System (Wells Fargo Bank N.A. LOC),

0.25%, 4/8/09	15,800	15,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

California Statewide Communities Development Authority Revenue VRDB, Series A (Assured Guaranty Insured),

0.34%, 4/8/09	$10,000	$10,000

California Statewide Communities Development Authority Revenue VRDB, Series B, Presbyterian Homes (Bank of America N.A. LOC),

0.28%, 4/8/09	4,400	4,400

California Statewide Communities Development Authority Revenue VRDB, University of San Diego (BNP Paribas LOC),

0.23%, 4/8/09	23,200	23,200

Calleguas-Las Virgenes Public Financing Authority Revenue Refunding VRDB, Series 2008-A, Municipal Water District Project (Wells Fargo Bank N.A. LOC),

0.22%, 4/8/09	7,725	7,725

Castaic Lake Water Agency Revenue COPS, Series 2008-A, 1994 Refunding Project (Wells Fargo Bank N.A. LOC),

0.24%, 4/8/09	4,600	4,600

City of Hayward Multifamily Housing Revenue VRDB, Series 1984A, Shorewood Apartment Project (FNMA Gtd.),

0.37%, 4/8/09	15,000	15,000

City of Los Angeles G.O. TRANS, Series 2008,

3.00%, 6/30/09	49,000	49,172

Covina Redevelopment Agency Multifamily Revenue Refunding VRDB, Series 1994A, Shadowhills Apartments (FNMA LOC),

0.30%, 4/8/09	4,650	4,650

Daly City Multifamily Housing Development Finance Agency Revenue Refunding VRDB, Series 1999A, Serramonte Del Ray (FNMA Gtd.),

0.30%, 4/8/09	8,230	8,230

East Bay Municipal Utility District Water System Revenue Refunding VRDB, Series 2009A-1,

0.54%, 4/8/09	30,000	30,000

Series 2009A-2,

1.00%, 4/8/09	31,000	31,000

East Bay Municipal Utility District Wastewater System Revenue Refunding VRDB, Subseries B-1,

1.00%, 4/8/09	6,855	6,855

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

East Bay Municipal Utility District Wastewater System Revenue Refunding VRDB, continued

Subseries B-2,

0.80%, 4/8/09	$13,780	$13,780

Subseries 2008-A,

0.22%, 4/8/09	3,000	3,000

Escondido Community Development Multifamily Housing Revenue Refunding VRDB, Series 1992A, Heritage Park Apartments Project (FNMA LOC),

0.31%, 4/8/09	4,250	4,250

Fremont COPS VRDB, Series 2001, Capital Improvement Financing Project (Bank of Nova Scotia LOC),

0.30%, 4/8/09	9,400	9,400

Fresno Multifamily Housing Revenue Refunding VRDB, Series 2001A, Heron Pointe Apartments (FNMA LOC),

0.30%, 4/8/09	3,850	3,850

Grand Terrace Community Redevelopment Multifamily Revenue Bonds, Series 1985A, Mount Vernon Villas Project (FNMA LOC),

0.35%, 4/8/09	12,125	12,125

Hemet Unified School District COPS VRDB, School Facilities Project (State Street Bank & Trust LOC),

1.10%, 4/8/09	4,000	4,000

Huntington Beach Multifamily Housing Revenue Refunding VRDB, Huntington (FNMA LOC),

0.35%, 4/8/09	14,075	14,075

Kings County Housing Authority Multifamily Housing Revenue Refunding VRDB, Series 2001A, Edgewater Isle Apartments (FNMA LOC),

0.30%, 4/8/09	2,300	2,300

Lemon Grove Multifamily Housing Revenue Refunding VRDB, Series 2001-A, Hillside Terrace (FNMA Insured),

0.35%, 4/8/09	5,455	5,455

Livermore Multifamily Housing Finance Authority Revenue Refunding VRDB, Series 1992A, Richards Manor Project (FNMA LOC),

0.31%, 4/8/09	4,770	4,770

Livermore Multifamily Housing Revenue Refunding VRDB, Series 1990, Diablo Vista Apartments (FNMA LOC),

0.35%, 4/8/09	4,200	4,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

Los Angeles Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Series 2002, Grand Promenade Project (FHLMC Gtd.),

0.30%, 4/8/09	$20,100	$20,100

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding VRDB, Series 2008 A-2, Prop A First Tier,

0.25%, 4/8/09	15,800	15,800

Los Angeles County Multifamily Housing Revenue VRDB, Series 1985-B, Masselin Manor (Bank of America N.A. LOC),

0.30%, 4/8/09	1,100	1,100

Los Angeles County Schools COPS 2008, Pooled Financing Program TRANS,

3.50%, 6/30/09	18,955	19,040

Los Angeles County TRANS, Series A,

3.00%, 6/30/09	38,500	38,633

Los Angeles Department of Water and Power Revenue VRDB, Subseries A-6, Power System,

0.22%, 4/8/09	6,420	6,420

Los Angeles Department of Water and Power Waterworks Revenue VRDB, Subseries 2001B-1,

0.20%, 4/8/09	7,100	7,100

Subseries 2001B-3,

0.23%, 4/8/09	7,000	7,000

Los Angeles Multifamily Revenue Refunding VRDB, Series 1991 B, Mountainback I Apartments Project (FHLMC LOC),

0.32%, 4/8/09	8,140	8,140

Los Angeles Unified School District G.O. TRANS, Series 2008-A,

3.00%, 7/30/09	27,300	27,431

Los Angeles Wastewater System Revenue Refunding VRDB, Subseries 2008-A (Bank of Nova Scotia LOC),

0.20%, 4/8/09	10,000	10,000

Subseries 2008-B (Bank of Nova Scotia LOC),

0.20%, 4/8/09	12,200	12,200

Subseries 2008-G (Bank of America N.A. LOC),

0.30%, 4/8/09	3,000	3,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

Manteca Redevelopment Agency Tax Allocation Revenue Refunding VRDB, Sub Amended Merged Project (State Street Bank & Trust LOC),

0.25%, 4/1/09	$2,650	$2,650

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series 1999B,

0.23%, 4/8/09	18,200	18,200

Metropolitan Water District of Southern California Waterworks Revenue Refunding Bonds, Series 2003C-3,

1.05%, 4/8/09	11,585	11,585

Metropolitan Water District of Southern California Waterworks Revenue Refunding VRDB, Series 2003C-2,

0.55%, 4/8/09	2,620	2,620

Series 2004C,

0.70%, 4/8/09	8,580	8,580

Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series 2000B-4,

0.21%, 4/8/09	2,000	2,000

Series 2001C-1,

0.20%, 4/1/09	11,500	11,500

Series 2005B-2,

0.25%, 4/1/09	5,100	5,100

Modesto Multifamily Housing Revenue VRDB, Series 2001A, Shadowbrook Apartments (FNMA Gtd.),

0.37%, 4/8/09	3,595	3,595

Northern California Power Agency Revenue Refunding VRDB, Series 2008-A, Hydroelectric Project 1 (Dexia Credit Local LOC),

0.55%, 4/8/09	11,500	11,500

Ontario IDA Revenue Bonds, Series 1985 D, L.D. Brinkman & Co. (Bank of America N.A. LOC),

0.35%, 4/1/09	5,200	5,200

Orange County Development Revenue Refunding Bonds, Series 1997A, Larkspur Canyon Apartments (FNMA LOC),

0.35%, 4/8/09	7,435	7,435

Orange County Development Revenue Refunding VRDB, Issue G of 1998 Series 3, WLCO LF Partners (FNMA LOC),

0.35%, 4/8/09	14,800	14,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

Orange County Housing Development Authority Revenue Refunding VRDB, Series 1998I, Oasis Martinique (FNMA Gtd.),

0.31%, 4/8/09	$21,760	$21,760

Orange County Water District COPS, Series 2003A,

0.22%, 4/8/09	2,700	2,700

Rancho Water District Financing Authority Revenue Refunding Bonds, Series 2008-B (UBS AG LOC),

0.25%, 4/8/09	3,500	3,500

Richmond Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Series A, Summit Hilltop (FNMA Gtd.),

0.35%, 4/8/09	13,480	13,480

Riverside County Community Facilities District Number 88-4 VRDB, Special Tax Refunding Bonds Winchester Ranch (Comerica Bank LOC),

0.40%, 4/8/09	14,400	14,400

Riverside County COPS, Series 1985-B, Public Facilities Project (State Street Bank & Trust LOC),

0.30%, 4/8/09	6,150	6,150

Series 1985-C, Public Facilities Project (State Street Bank & Trust LOC),

0.30%, 4/8/09	2,100	2,100

Riverside County Multifamily Housing Authority Revenue Refunding VRDB, Series C, Tyler Springs Apartments (FNMA Gtd.),

0.35%, 4/8/09	8,250	8,250

Rohnert Park Multifamily Housing Revenue Refunding Bonds, Series 1995A, Crossbrook Apartments (FNMA Gtd.),

0.35%, 4/8/09	7,900	7,900

Roseville Electric System Revenue Refunding COPS VRDB, Series 2008-A (Dexia Credit Local LOC),

2.50%, 4/8/09	7,800	7,800

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series 2004C-2, Seasons of Winter (FHLMC Gtd.),

0.30%, 4/8/09	4,200	4,200

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series A, Bent Tree Apartments (FNMA Gtd.),

0.30%, 4/8/09	6,900	6,900

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series 99, River C (FNMA LOC),

0.35%, 4/8/09	$6,400	$6,400

Sacramento County Multifamily Housing Revenue Refunding VRDB, Series 2004B, Woodbridge Apartments (FNMA Gtd.),

0.30%, 4/8/09	7,200	7,200

Sacramento County Multifamily Housing Revenue VRDB, Series 2007-B, River Pointe Apartments (FNMA Gtd.),

0.30%, 4/8/09	5,300	5,300

Sacramento County Sanitation District Financing Authority Revenue Refunding VRDB, Series E, Sanitation District, Sub Lien (U.S. Bank N.A. LOC),

0.25%, 4/8/09	5,000	5,000

Salinas Economic Development Revenue VRDB, Series 2007A, Monterey County Public Building (Bank of New York LOC),

0.38%, 4/8/09	7,750	7,750

San Bernardino County Multifamily Housing Authority Revenue Refunding VRDB, Montclair Heritage Project (FHLB of San Francisco LOC),

0.30%, 4/8/09	1,600	1,600

San Bernardino County Multifamily Housing Authority Revenue Refunding VRDB, Series 1993-A, Alta Loma Heritage (FHLB of San Francisco LOC),

0.30%, 4/8/09	7,264	7,264

San Bernardino County Multifamily Revenue Refunding VRDB, Series 2004A, Housing Mortgage Mountain View (FNMA LOC),

0.35%, 4/8/09	7,110	7,110

San Diego County and School District 2008 TRANS,

3.50%, 6/30/09	13,000	13,061

San Diego County Regional Transportation Commission Sales Limited Tax Revenue VRDB, Series 2008-A,

0.25%, 4/8/09	17,900	17,900

Series 2008-C,

0.93%, 4/8/09	14,600	14,600

Series 2008-D,

1.00%, 4/8/09	5,600	5,600

San Francisco City and County Airports Commission Revenue Refunding VRDB, Second Series 2008-37D (FSA Corp. Insured),

1.75%, 4/8/09	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

California – 95.9% continued

San Francisco City and County Multifamily Housing Revenue Refunding VRDB, Series 2000-A, Post Towers (FHLMC Insured),

0.35%, 4/8/09	$14,300	$14,300

San Francisco City and County Redevelopment Agency Multifamily Housing Revenue VRDB, Series 1985A, Bayside Village Project (JPMorgan Chase Bank LOC),

0.30%, 4/8/09	8,400	8,400

Series 1985B, Bayside Village Project (JPMorgan Chase Bank LOC),

0.30%, 4/8/09	28,540	28,540

San Jose Multifamily Housing Revenue Refunding VRDB, Series A, Kimberly Woods Apartments (FHLMC LOC),

0.35%, 4/8/09	8,850	8,850

San Leandro Multifamily Housing Revenue VRDB, Series 1989 A, Parkside Commons Apartments (FNMA Collateralized),

0.32%, 4/8/09	7,600	7,600

Santa Clara County Multifamily Housing Authority Housing Revenue VRDB, Series A, Fountains Project (Citibank N.A. LOC),

0.40%, 4/8/09	2,800	2,800

Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding VRDB, Series 2008-A,

0.70%, 4/8/09	28,900	28,900

Southern California Public Power Authority Power Project Revenue VRDB, Series 2008-A, Mead Adelanto,

0.25%, 4/1/09	9,500	9,500

State of California G.O. VRDB, Series 2005, Subseries B-6 (KBC Bank N.V. LOC),

0.30%, 4/1/09	3,300	3,300

Tahoe Forest Hospital District Revenue VRDB, Series 2002, Pacer County Health Facility (U.S. Bank N.A. LOC),

0.25%, 4/1/09	1,630	1,630

Upland California Apartment Development Revenue Refunding VRDB, Series 1998-A, Mountain Springs (FNMA Insured),

0.35%, 4/8/09	6,000	6,000

Ventura County TRANS, Series 2008,

3.50%, 7/1/09	10,000	10,046
		1,555,429

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 101.5% continued

Puerto Rico – 5.6%

Commonwealth of Puerto Rico G.O. Refunding VRDB, Series 2007 A-2, Public Improvement (FSA Corp. Insured),

2.25%, 4/8/09	$10,000	$10,000

Commonwealth of Puerto Rico TRANS, Subseries 2009 A1 (Bank of Nova Scotia LOC),

3.00%, 7/30/09	30,000	30,133

Subseries 2009 A2 (BNP Paribas LOC),

3.00%, 7/30/09	25,000	25,110

Subseries 2009 A3 (Banco Bilbao Vizcaya Argentaria LOC),

3.00%, 7/30/09	25,000	25,110
		90,353
Total Municipal Investments
(Cost $1,645,782)		1,645,782

Total Investments – 101.5%
(Cost $1,645,782) (2)		1,645,782

Liabilities less Other Assets – (1.5)%		(24,789)
NET ASSETS – 100.0%		$1,620,993

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	The cost for federal income tax purposes was $1,645,782.

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the California Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment and Housing and Real Estate	17.8%
Air, Transportation, Water Services and Solid Waste Management	15.6
Electric Services, Gas and Combined Utilities	7.9
Executive, Legislative and General Government	24.3
Health Services and Residential Care	10.7
Urban and Community Development and Social Services	9.1
All other sectors less than 5%	14.6

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the California Municipal Money Market Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	1,645,782	—
Level 3	—	—

Total	$1,645,782	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 19.5%

Foreign Depository Institutions – 19.5%

Australia & New Zealand Bank, London Branch,

0.50%, 4/16/09	$138,000	$138,000

0.80%, 5/5/09	100,000	100,000

Barclays Bank, London Branch,

1.50%, 5/6/09	75,000	75,000

1.71%, 7/9/09	50,000	50,000

Barclays Bank, New York Branch,

1.35%, 5/12/09	75,000	75,000

1.00%, 5/18/09	50,000	50,000

BNP Paribas S.A., London Branch,

1.00%, 5/5/09	75,000	75,000

0.77%, 7/2/09	140,000	140,000

Commonwealth Bank of Australia, New York,

0.85%, 5/26/09	30,000	30,000

Commonwealth of Australia,

0.80%, 5/5/09	40,000	40,000

HSBC PLC, London,

0.85%, 4/30/09	100,000	100,000

0.90%, 5/18/09	60,000	60,000

1.20%, 7/9/09	60,000	60,000

Lloyds Bank, London Branch,

1.68%, 7/9/09	50,000	50,000

1.40%, 7/15/09	80,000	80,000

National Australia Bank, London Branch,

1.00%, 4/7/09	35,000	35,001

0.65%, 4/14/09	50,000	50,000

0.60%, 4/16/09	40,000	40,000

Nordea Bank Finland, New York,

0.71%, 4/8/09	40,000	40,000

0.77%, 4/30/09	75,000	75,000

Rabobank Nederland, New York Branch,

0.50%, 4/20/09	60,000	60,000

0.77%, 5/12/09	50,000	50,000

0.75%, 6/16/09	65,000	65,000

Royal Bank of Scotland, London Branch,

1.86%, 7/9/09	60,000	60,002

Royal Bank of Scotland, New York Branch,

1.40%, 6/25/09	50,000	50,000

1.55%, 7/14/09	80,000	80,000

Societe Generale, London Branch,

1.00%, 6/16/09	50,000	50,000

0.79%, 7/1/09	50,000	50,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT – 19.5% continued

Foreign Depository Institutions – 19.5% continued

Societe Generale, New York Branch,

0.95%, 5/26/09	$50,000	$50,000

Toronto Dominion Bank, New York Branch,

0.50%, 4/21/09	25,000	25,000
Total Certificates of Deposit
(Cost $1,903,003)		1,903,003

COMMERCIAL PAPER – 10.2%

Foreign Bank – Foreign Government – 2.1%

Danske Corp., Sovereign Gtd.,

0.90%, 5/5/09	50,000	49,958

0.72%, 5/13/09	40,000	39,966

1.05%, 7/20/09	57,000	56,817

1.17%, 7/28/09	30,000	29,885

1.50%, 8/17/09	35,000	34,799
		211,425

Multi-Seller Conduits – 7.2%

Chariot Funding LLC,

0.45%, 4/13/09	100,000	99,985

Jupiter Securitization Corp.,

0.45%, 4/2/09	20,000	20,000

0.45%, 4/3/09	135,000	134,997

0.45%, 4/7/09	50,000	49,996

Liberty Street Funding Co.,

0.50%, 4/1/09	25,000	25,000

0.50%, 4/13/09	40,000	39,993

Park Avenue Receivables, (1)

0.45%, 4/6/09	35,000	34,998

Ranger Funding Co. LLC,

0.47%, 4/14/09	115,000	114,980

0.47%, 4/15/09	50,000	49,991

Sheffield Receivables Corp.,

0.50%, 4/2/09	65,000	64,999

Yorktown Capital LLC,

0.48%, 4/17/09	65,092	65,078
		700,017

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 10.2% continued

Non-Depository Personal Credit – 0.9%

General Electric Capital Corp.,

2.93%, 4/17/09	$35,000	$34,954

2.90%, 5/5/09	50,000	49,863
		84,817
Total Commercial Paper
(Cost $996,259)		996,259

CORPORATE NOTES/BONDS – 4.2%

Bank Holding Company – 1.0%

JPMorgan Chase & Co., FDIC Gtd., FRN,

1.36%, 7/1/09	100,000	100,000

Domestic Bank – 1.8%

Bank of America N.A., FDIC Gtd.,

1.36%, 6/13/09, FRN	100,000	100,000

1.05%, 1/22/10	70,000	70,000
		170,000

Non-Depository Personal Credit – 1.1%

General Electric Capital Corp., FRN,

0.56%, 4/24/09	65,000	65,000

1.42%, 6/15/09	17,265	17,265

1.37%, 6/22/09	19,760	19,763
		102,028

Structured Investment Vehicles – 0.3%

Whistlejacket Capital LLC, FRN, (1) (2) †

5.15%, 4/21/08	27,593	13,383

2.50%, 5/20/08	15,770	7,649

3.81%, 7/23/08	23,655	11,472
		32,504
Total Corporate Notes/Bonds
(Cost $437,386)		404,532

EURODOLLAR TIME DEPOSITS – 5.5%

Foreign Depository Institutions – 5.5%

Banco Bilbao Vizcaya Argentaria, London,

0.35%, 4/1/09	25,000	25,000

Credit Agricole S.A., London,

0.45%, 4/1/09	100,000	100,000

Danske Bank, Copenhagen, Denmark,

0.75%, 4/1/09	70,000	70,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS – 5.5% continued

Foreign Depository Institutions – 5.5% continued

HSBC France, Paris,

0.55%, 4/1/09	$190,000	$190,000

Lloyds Bank, London,

0.45%, 4/1/09	150,000	150,000
Total Eurodollar Time Deposits
(Cost $535,000)		535,000

PROMISSORY NOTE – 1.3%

Security, Commodity, Brokers/Dealers – 1.3%

Goldman Sachs Group, FDIC Insured,

0.46%, 6/30/09	130,000	130,000
Total Promissory Note
(Cost $130,000)		130,000

U.S. GOVERNMENT AGENCIES – 30.8% (3)

Fannie Mae – 5.3%

FNMA Discount Notes,

1.15%, 5/1/09	160,000	159,847

1.75%, 5/20/09	52,139	52,015

1.20%, 5/22/09	20,000	19,966

0.50%, 6/17/09	60,000	59,936

2.90%, 7/13/09	40,000	39,668

0.61%, 9/8/09	25,000	24,932

1.00%, 12/1/09	20,000	19,864

0.85%, 12/21/09	20,000	19,875

FNMA FRN,

1.24%, 4/13/09	45,000	44,964

1.18%, 5/5/09	40,000	39,973

FNMA Note,

5.13%, 7/13/09	35,000	35,213
		516,253

Federal Home Loan Bank – 18.6%

FHLB Bonds,

2.20%, 4/1/09	25,000	25,000

2.30%, 4/3/09	38,000	38,000

2.22%, 4/7/09	24,000	24,000

2.25%, 4/17/09	24,000	24,000

2.52%, 4/21/09	25,000	25,000

2.32%, 4/24/09	35,000	35,000

2.45%, 4/28/09	30,000	30,000

2.63%, 5/5/09	30,000	30,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 30.8% (3) continued

Federal Home Loan Bank – 18.6% continued

FHLB Bonds, continued

2.38%, 5/27/09	$35,000	$34,991

2.64%, 6/3/09	50,000	50,000

2.63%, 6/10/09	55,000	54,985

2.70%, 6/16/09	60,000	60,000

2.91%, 6/18/09	40,000	40,000

3.00%, 6/18/09	25,000	25,012

1.05%, 2/23/10	25,000	24,977

1.05%, 3/5/10	10,000	9,994

1.10%, 3/10/10	50,000	49,974

4.38%, 3/17/10	40,670	41,900

FHLB Discount Notes,

1.27%, 5/13/09	30,000	29,955

1.70%, 5/15/09	80,518	80,351

1.20%, 5/18/09	60,000	59,906

1.63%, 5/18/09	200,000	199,576

0.45%, 7/13/09	30,000	29,961

1.12%, 12/8/09	150,000	148,829

0.85%, 12/11/09	75,000	74,550

0.75%, 1/12/10	25,000	24,851

1.00%, 2/10/10	20,000	19,825

1.00%, 2/23/10	40,000	39,636

1.00%, 3/4/10	45,000	44,579

FHLB FRN,

0.52%, 4/1/09	50,000	50,000

0.64%, 4/1/09	100,000	100,000

0.71%, 4/1/09	40,000	40,000

0.78%, 4/1/09	40,000	40,000

0.84%, 4/1/09	60,000	59,988

1.13%, 4/28/09	75,000	74,993

0.85%, 5/23/09	75,000	75,000
		1,814,833

Freddie Mac – 6.9%

FHLMC Discount Notes,

1.30%, 4/2/09	75,000	74,997

1.25%, 5/5/09	150,000	149,823

1.15%, 5/11/09	55,000	54,930

1.70%, 5/27/09	35,000	34,907

0.50%, 6/15/09	40,000	39,958

2.94%, 8/17/09	30,000	29,662

1.00%, 2/1/10	50,000	49,575

FHLMC FRN,

1.24%, 6/3/09	75,000	74,968

1.26%, 6/10/09	75,000	74,957

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 30.8% (3) continued

Freddie Mac – 6.9% continued

FHLMC Notes,

2.45%, 4/9/09	$25,000	$25,000

1.25%, 3/23/10	60,000	60,000
		668,777
Total U.S. Government Agencies
(Cost $2,999,863)		2,999,863

U.S. GOVERNMENT OBLIGATIONS – 10.5%

U.S. Treasury Bills – 8.6%

1.56%, 4/23/09	225,000	224,786

0.82%, 5/7/09	75,000	74,938

0.85%, 5/14/09	150,000	149,849

0.95%, 5/15/09	290,000	289,664

0.58%, 12/17/09	95,000	94,599
		833,836

U.S. Treasury Notes – 1.9%

4.50%, 4/30/09	40,000	40,077

3.63%, 7/15/09	30,000	30,122

4.63%, 7/31/09	90,000	90,738

4.63%, 11/15/09	25,000	25,645
		186,582
Total U.S. Government Obligations
(Cost $1,020,418)		1,020,418

Investments, at Amortized Cost
(Cost $8,021,929)		7,989,075

REPURCHASE AGREEMENTS – 19.2%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 0.6% (4)

Morgan Stanley & Co., Inc., dated 3/31/09, repurchase price $14,952

0.07%, 4/1/09	14,952	14,952

Societe Generale - New York Branch, dated 3/31/09, repurchase price $14,952

0.13%, 4/1/09	14,952	14,952

UBS Securities LLC, dated 3/31/09, repurchase price $22,428

0.14%, 4/1/09	22,428	22,428
		52,332
(Collateralized at a minimum of 102%) Repurchase Agreements – 18.6% (5)

Bank of America N.A., dated 3/31/09, repurchase price $400,003

0.25%, 4/1/09	400,000	400,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 19.2% continued
(Collateralized at a minimum of 102%) Repurchase Agreements – 18.6% (5) continued

Bank of America Securities LLC, dated 3/31/09, repurchase price $500,003

0.25%, 4/1/09	$500,000	$500,000

Citigroup Global Markets, Inc., dated 3/31/09, repurchase price $13,330

0.25%, 4/1/09	13,330	13,330

HSBC Securities (USA), Inc., dated 3/31/09, repurchase price $200,001

0.25%, 4/1/09	200,000	200,000

JPMorgan Securities, dated 3/31/09, repurchase price $700,005

0.25%, 4/1/09	700,000	700,000
		1,813,330
Total Repurchase Agreements
(Cost $1,865,662)		1,865,662

CAPITAL SUPPORT AGREEMENT – 0.2%
Northern Trust Corp., (6)	—	22,585
Total Capital Support Agreement
(Cost $—)		22,585

Total Investments – 101.4%
(Cost $9,887,591) (7)		9,877,322
Liabilities less Other Assets – (1.4)%		(132,561)
NET ASSETS – 100.0%		$9,744,761

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of these restricted illiquid securities amounted to approximately $32,504,000 or 0.3% of net assets. Additional information on each restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Whistlejacket Capital LLC, FRN,
5.15%, 4/21/08	4/11/07	$27,588
2.50%, 5/20/08	5/10/07	15,767
3.81%, 7/23/08	7/17/07	23,650

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$38,753	1.75% - 6.25%	8/15/23 - 2/15/37
U.S. Treasury Notes	$14,330	0.88% - 2.00%	4/15/10 - 7/15/15

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$219,732	5.39% - 5.50%	1/1/36 - 11/1/38
FNMA	$1,648,001	5.00% - 8.50%	10/1/19 - 6/1/38

(6)	Investment in affiliate. Additional information can be found in the Notes to the Financial Statements.

(7)	The cost for federal income tax purposes was $9,887,591.

†	Defaulted security. The security has been valued at fair value according to procedures approved, in good faith, by the Trust’s Board of Trustees. Northern Trust Corporation has entered into a Capital Support Agreement (“CSA”) with Northern Funds on behalf of the Money Market Fund (the “Fund”) and has committed to provide capital to the Fund, in the event that the Fund realizes a loss on the Whistlejacket Capital LLC Security. Additional information regarding the CSA can be found in the Notes to the Financial Statements.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued	MARCH 31, 2009

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Money Market Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	9,822,233	—
Level 3	32,504	22,585

Total	$9,854,737	$22,585

*	Other financial instruments include futures, forwards and capital support agreement, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Balance as of 3/31/08	$63,750	$ —
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(11,617)	22,585
Net purchases (sales)	(19,629)	—
Transfers in and/or out of Level 3	—	—

Balance as of 3/31/09	$32,504	$22,585

*	Other financial instruments include futures, forwards and capital support agreement, if applicable.

The amount of total unrealized gain (loss) on investments in level 3 securities still held at March 31, 2009 was $(32,854) for other financial instruments and $22,585 for capital support agreement which is included in the Statements of Operations as part of the net change in unrealized depreciation on investments and net change in unrealized appreciation on capital support agreement.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3%

Alabama – 1.5%

Birmingham Medical Clinic Board Revenue Bonds, University of Alabama Health Services (SunTrust Bank LOC),

0.58%, 4/8/09	$48,500	$48,500

Chatom IDB Gulf Opportunity Zone Revenue Bonds, Series 2008-A, Powersouth Energy Cooperative Project,

6.00%, 5/15/09	40,000	40,000

Chatom IDB PCR Refunding VRDB, Series C, Electric,

6.00%, 6/1/09	5,000	5,000

Eutaw IDB PCR Refunding Bonds, Green County Project,

0.50%, 4/1/09	6,550	6,550

Health Care Authority For Baptist Revenue VRDB, Series 2008-A (Regions Bank LOC),

1.04%, 4/8/09	15,545	15,545

Huntsville-Randolph School Educational Building Authority Lease Revenue VRDB, Series 2008, Randolph School Project (Compass Bank LOC),

0.47%, 4/8/09	8,500	8,500

Mobile Spring Hill College Educational Building Authority Revenue VRDB, Series 2004B, Spring Hill College Project (Regions Bank LOC),

1.55%, 4/8/09	13,000	13,000

West Jefferson IDB PCR Refunding Bonds, Series 1998, Alabama Power Co. Project,

0.70%, 4/8/09	20,000	20,000
		157,095

Alaska – 1.7%

Valdez Marine Terminal Revenue Refunding Bonds, Series 1993-A, Exxon Pipeline Co. Project,

0.15%, 4/1/09	13,400	13,400

Series 1993-B, Exxon Pipeline Co. Project,

0.15%, 4/1/09	15,000	15,000

Series 1993-C, Exxon Pipeline Co. Project,

0.15%, 4/1/09	13,700	13,700

Valdez Marine Terminal Revenue Refunding Bonds, Series 2003-A, BP Pipelines, Inc. Project (BP PLC Gtd.),

0.30%, 4/1/09	41,300	41,300

Valdez Marine Terminal Revenue Refunding VRDB, Series 2001, BP Pipelines, Inc. Project,

0.15%, 4/1/09	20,900	20,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Alaska – 1.7% continued

Valdez Marine Terminal Revenue Refunding VRDB, continued

Series 2003-B, BP Pipelines, Inc. Project (BP PLC Gtd.),

0.30%, 4/1/09	$41,000	$41,000

Series 2003-C, BP Pipelines, Inc. Project (BP PLC Gtd.),

0.30%, 4/1/09	12,600	12,600

Valdez Marine Terminal Revenue Refunding VRDB, Series 2001, Exxon Mobil Project,

0.21%, 4/1/09	10,000	10,000
		167,900

Arizona – 0.8%

Arizona Health Facilities Authority Revenue Bonds, Series 2003B-2, The Terraces Project (Lloyds TSB Bank LOC),

0.49%, 4/8/09	1,695	1,695

Arizona Health Facilities Authority Revenue VRDB, Series 2008-B, Banner Health (Bank of Nova Scotia LOC),

0.30%, 4/8/09	885	885

Series 2008-C, Banner Health (Bank of Nova Scotia LOC),

0.43%, 4/8/09	10,170	10,170

Arizona School District TANS Financing Program COPS, Series 2008,

3.00%, 7/30/09	15,000	15,067

Arizona State Board of Regents University System Revenue Refunding VRDB, Series 2008-B (Lloyds TSB Bank LOC),

0.42%, 4/8/09	4,200	4,200

Phoenix IDA Multifamily Housing Revenue Refunding VRDB, Series 1999, Southwest Village Apartments Project (FNMA Gtd.),

0.50%, 4/8/09	5,900	5,900

Pima County IDA Multifamily Housing Revenue Refunding VRDB, Series 2001, Eastside Place Apartments (FNMA LOC),

0.49%, 4/8/09	6,790	6,790

Pima County IDA Revenue VRDB, Series 2002A, Senior Living Facilities La Posada (Bank of America N.A. LOC),

0.48%, 4/8/09	8,855	8,855

Salt River Project Agricultural Improvement and Power District Revenue Bonds, Citigroup Eagle Series 2006-14, (1)

0.61%, 4/8/09	8,700	8,700

Tucson IDA Revenue VRDB, Series 2002A, Family Housing Resources Projects (FNMA LOC),

0.51%, 4/8/09	4,320	4,320

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Arizona – 0.8% continued

Yuma IDA Hospital Revenue VRDB, Series 2008, Yuma Regional Medical Center (JPMorgan Chase Bank LOC), (1)

0.35%, 4/8/09	$19,700	$19,700
		86,282

California – 3.7%

ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series A, Elder Care Alliance (Citibank N.A. LOC),

0.38%, 4/8/09	600	600

Bay Area Toll Authority Toll Bridge Revenue Bonds, Citi ROCS RR-II-R-12016, (1)

0.55%, 4/8/09	15,000	15,000

Bay Area Toll Authority Toll Bridge Revenue VRDB, Series B, San Francisco Bay Area,

0.20%, 4/8/09	4,500	4,500

California Health Facilities Financing Authority Revenue VRDB, Series H, Catholic Health West (Bank of America N.A. LOC),

0.30%, 4/8/09	30,500	30,500

California Infrastructure and Economic Development Bank Revenue VRDB, Series 2008, Pinewood School Project (Comerica Bank LOC),

0.75%, 4/8/09	13,100	13,100

California Pollution Control Financing Authority Revenue Refunding Bonds, Series 1996-C, Pacific Gas and Electric Company (JPMorgan Chase Bank LOC),

0.25%, 4/1/09	13,500	13,500

California Pollution Control Financing Authority Revenue Refunding VRDB, Series 1989, Exxon Project,

0.20%, 4/1/09	3,500	3,500

California Pollution Control Financing Authority Revenue Refunding VRDB, Series 2008, BP West Coast Production LLC,

0.15%, 4/1/09	15,200	15,200

California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-2 (BNP Paribas LOC),

0.20%, 4/1/09	24,375	24,375

Series 2002C-1 (Dexia Credit Local LOC),

0.80%, 4/8/09	7,000	7,000

Series 2002C-7 (FSA Corp. Insured),

2.00%, 4/8/09	8,950	8,950

California State Department of Water Resources and Power Supply Revenue VRDB, Subseries F-4 (Bank of America N.A. LOC),

0.25%, 4/1/09	4,450	4,450

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

California – 3.7% continued

California State Economic Recovery G.O. VRDB, Series 2004C-5,

0.40%, 4/1/09	$7,600	$7,600

California State Economic Recovery G.O. VRDB, Series 2004C-16 (FSA Corp. Insured),

2.00%, 4/8/09	13,065	13,065

California State G.O. Municipal Securities Trust Receipts, Series 6, Soc Gen Municipal Securities Trust Receipts Class A (Societe Generale LOC), (1)

0.54%, 4/8/09	42,400	42,400

California State G.O. VRDB, Series A, Subseries A-3 (Bank of America N.A. LOC),

0.33%, 4/8/09	7,170	7,170

California Statewide Communities Development Authority Revenue Refunding VRDB, Series 2008-A, Los Angeles County Museum Art (Wells Fargo Bank N.A. LOC),

0.21%, 4/8/09	22,000	22,000

California Statewide Communities Development Authority Revenue VRDB, Series 2004L, Kaiser Permanente Project,

0.25%, 4/8/09	11,400	11,400

California Statewide Communities Development Authority Revenue VRDB, Series 2006, Amern Baptist Homes West (Bank of America N.A. LOC),

0.28%, 4/8/09	12,900	12,900

California Statewide Communities Development Authority Revenue VRDB, Series B, Presbyterian Homes (Bank of America N.A. LOC),

0.28%, 4/8/09	5,000	5,000

East Bay Municipal Utility District Water System Revenue Refunding VRDB, Subseries A-2,

1.00%, 4/8/09	39,820	39,820

Subseries A-3,

1.00%, 4/8/09	19,455	19,455

Los Angeles Department of Water and Power Waterworks Revenue VRDB, Subseries 2001B-1,

0.20%, 4/8/09	2,800	2,800

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series 1999B,

0.23%, 4/8/09	2,800	2,800

Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series 2000B-4,

0.21%, 4/8/09	26,100	26,100

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

California – 3.7% continued

Metropolitan Water District of Southern California Waterworks Revenue VRDB, continued

Series 2001C-1,

0.20%, 4/1/09	$3,700	$3,700

Orange County Housing Authority Development Revenue Refunding VRDB, Series 1998 I, Oasis Martinique (FNMA Gtd.),

0.31%, 4/8/09	4,200	4,200

Orange County Sanitation District COPS VRDB, Series 2000-A,

1.00%, 4/1/09	13,875	13,875

Southern California Public Power Authority Revenue VRDB, Series 2008-A, Mead Adelanto,

0.25%, 4/1/09	2,440	2,440
		377,400

Colorado – 1.8%

Adams County Housing Authority Revenue VRDB, Series 2006, Village Greenbriar Project (KeyBank N.A. LOC),

0.65%, 4/8/09	7,230	7,230

Arapahoe County Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run (FHLMC LOC),

0.55%, 4/8/09	9,355	9,355

Broomfield Urban Renewal Authority Tax Increment Revenue, Series 2005, Event Center Project (BNP Paribas LOC),

0.47%, 4/8/09	9,600	9,600

Centerra Metropolitan District Number One Revenue Refunding VRDB, Series 2008 (Compass Bank LOC),

0.50%, 4/8/09	15,000	15,000

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC),

0.45%, 4/1/09	7,880	7,880

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Immanuel Lutheran School Project (Bank of America N.A. LOC),

0.45%, 4/1/09	360	360

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2005, Bear Creek School Project (U.S. Bank N.A. LOC),

0.48%, 4/8/09	195	195

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Colorado – 1.8% continued

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2006, Pueblo Serra Worship Holdings (Wells Fargo Bank N.A. LOC),

0.47%, 4/8/09	$13,740	$13,740

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2008, Bethany Lutheran School Project (U.S. Bank N.A. LOC),

0.48%, 4/8/09	3,650	3,650

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2008, First Academy Project (Fifth Third Bank LOC),

3.25%, 4/8/09	7,250	7,250

Colorado Educational and Cultural Facilities Authority Revenue Refunding Bonds, Series 2008, Nampa Christian Schools (U.S. Bank N.A. LOC),

0.54%, 4/8/09	4,385	4,385

Colorado Health Facilities Authority Revenue Bonds, Frasier Meadows Manor Project (JPMorgan Chase Bank LOC),

0.48%, 4/8/09	14,890	14,890

Colorado Health Facilities Authority Revenue Bonds, Series C-1, Christian Living Community (Citibank N.A. LOC),

0.48%, 4/8/09	1,485	1,485

Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement (Bank of America N.A. LOC),

0.48%, 4/8/09	11,930	11,930

Colorado Health Facilities Authority Revenue VRDB, Series 2004B, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.48%, 4/8/09	14,780	14,780

Colorado Housing and Finance Authority Revenue Bonds, Class 2003 I-A-2, SFM,

0.45%, 4/8/09	6,500	6,500

Class 2005 1-B-2, SFM,

1.60%, 4/8/09	5,310	5,310

Colorado Springs Utilities System Revenue VRDB, Series 2007-A,

1.20%, 4/8/09	39,970	39,970

Lowry Economic Redevelopment Authority Revenue Refunding Bonds, Series 2008-A (Compass Bank LOC),

0.50%, 4/8/09	7,000	7,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Colorado – 1.8% continued

Summit County Recreational Facilities Revenue Refunding Bonds, Series 1992, Copper Mountain (Bank of Nova Scotia LOC),

0.60%, 4/8/09	$4,180	$4,180
		184,690

Connecticut – 0.2%

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2003-E, Wesleyan University,

0.45%, 4/1/09	6,900	6,900

Connecticut State Health and Educational Facilities Authority Revenue VRDB, Series 2008-E, Kent School (Bank of America N.A. LOC),

0.60%, 4/8/09	5,555	5,555

Connecticut State Health and Educational Facilities Authority Tax Exempt CP, Series S-2, Yale University,

0.55%, 8/27/09	9,890	9,890
		22,345

District of Columbia – 1.4%

District of Columbia G.O. Refunding VRDB, Series D (Dexia Credit Local LOC),

1.10%, 4/8/09	42,000	42,000

Series 2008-D (Dexia Credit Local LOC),

1.22%, 4/8/09	13,205	13,205

District of Columbia G.O. TRANS, Series 2009,

2.50%, 9/30/09	15,000	15,104

District of Columbia Revenue VRDB, Series 1999, The Washington Home, Inc. (Wachovia Bank N.A. LOC),

0.48%, 4/8/09	12,220	12,220

District of Columbia Revenue VRDB, Series 2000-B, George Washington University (Bank of America N.A. LOC),

0.40%, 4/8/09	9,275	9,275

Series 2000-C, George Washington University (Bank of America N.A. LOC),

0.40%, 4/8/09	9,015	9,015

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation,

0.54%, 4/8/09	10,100	10,100

District of Columbia Revenue VRDB, Series 2005, District of Columbia Preparatory Academy (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	5,380	5,380

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

District of Columbia – 1.4% continued

District of Columbia Revenue VRDB, Series 2005, Georgetown Day School Issue (SunTrust Bank LOC),

0.58%, 4/8/09	$15,500	$15,500

District of Columbia Water and Sewer Revenue Bonds, Citicorp Eagle Trust 8121A (FSA Corp. Insured), (1)

0.89%, 4/8/09	7,590	7,590
		139,389

Florida – 9.1%

Alachua County Health Facilities Authority Continuing Care Revenue VRDB, Series 2002A, Oak Hammock University Project (Bank of Scotland PLC LOC),

0.40%, 4/1/09	7,900	7,900

Bay Medical Center Hospital Revenue Bonds, Series 2007-B, Bay Medical Center Project (Regions Bank LOC),

2.00%, 4/8/09	19,400	19,400

Brevard County Health Facilities Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.48%, 4/8/09	6,600	6,600

Broward County Revenue VRDB, Series 2007, Maimonides Shalom Academy (Comerica Bank LOC),

0.75%, 4/8/09	9,970	9,970

Charlotte County Utility Revenue Refunding VRDB, Series 2003A (FSA Corp. Insured),

2.50%, 4/8/09	9,000	9,000

Citizens Property Insurance Corp. Revenue Notes, Series 2008 A-2, Senior Secured,

4.50%, 6/1/09	80,000	80,134

Florida Multifamily Housing Finance Agency Revenue Bonds (FNMA Insured),

0.57%, 4/8/09	8,100	8,100

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2001 I-A, Charleston (FHLMC Insured),

0.55%, 4/8/09	8,050	8,050

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series C, Monterey Lake (FHLMC LOC),

0.55%, 4/8/09	5,815	5,815

Florida Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2001-J-A, Island Club Apartments (FHLMC Gtd.),

0.55%, 4/8/09	1,940	1,940

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Florida – 9.1% continued

Florida Municipal Power Agency Revenue Refunding VRDB, Series 2008-E, All Requirements Supply (SunTrust Bank LOC),

0.35%, 4/1/09	$14,000	$14,000

Florida Municipal Power Agency Revenue VRDB, Series 2008-C, All Requirements Supply (Bank of America N.A. LOC),

0.35%, 4/1/09	15,000	15,000

Florida State Board of Education G.O., Eagle 720050054 - Class A, (1)

0.61%, 4/8/09	7,000	7,000

Highlands County Health Facilities Authority Revenue Bonds, Series 2008 B, Adventist Health/Sunbelt (SunTrust Bank LOC),

0.48%, 4/8/09	67,000	67,000

Highlands County Health Facilities Authority Revenue Refunding VRDB, Series 2006-A, Adventist Health (FSA Corp. Insured),

3.00%, 4/8/09	6,629	6,629

Highlands County Health Facilities Authority Revenue Refunding VRDB, Series C, Adventist (SunTrust Bank LOC),

0.48%, 4/8/09	10,860	10,860

Highlands County Health Facilities Authority Revenue VRDB, Series B, Adventist Health (SunTrust Bank LOC),

0.48%, 4/8/09	34,400	34,400

Series E, Adventist Health (SunTrust Bank LOC),

0.52%, 4/8/09	11,875	11,875

Series F, Adventist Health (SunTrust Bank LOC),

0.58%, 4/8/09	5,000	5,000

Highlands County Health Facilities Authority Revenue VRDB, Series AR1, Adventist (SunTrust Bank LOC),

0.58%, 4/8/09	7,500	7,500

Series C, Adventist (SunTrust Bank LOC),

0.48%, 4/8/09	35,505	35,505

Series 2, Adventist (SunTrust Bank LOC),

0.48%, 4/8/09	10,725	10,725

Highlands County Health Facilities Authority Revenue VRDB, Series 1996A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.48%, 4/8/09	27,025	27,025

Series 1997A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.48%, 4/8/09	18,980	18,980

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Florida – 9.1% continued

Highlands County Health Facilities Authority Revenue VRDB, continued

Series 2003B, Adventist Health System (SunTrust Bank LOC),

0.55%, 4/8/09	$10,805	$10,805

Series 2003B, Adventist Health System (SunTrust Bank LOC),

0.60%, 4/8/09	885	885

Hillsborough County IDA Health Care Facilities Revenue VRDB, Series 2008, Lifelink Foundation, Inc. Project (SunTrust Bank LOC),

0.58%, 4/8/09	5,500	5,500

Hillsborough County IDA Revenue VRDB, Series 2008-B, University Community (Wachovia Bank N.A. LOC),

1.00%, 4/8/09	9,600	9,600

Jacksonville Electric System Revenue VRDB, Series Three-B-2,

1.50%, 4/8/09	12,100	12,100

Series 2008 Three-A,

0.55%, 4/8/09	60,000	60,000

Jacksonville Transportation Revenue VRDB, Series 2008-B,

1.50%, 4/8/09	36,000	36,000

Jacksonville Water and Sewer System Revenue VRDB, Subseries 2008 B-1,

0.50%, 4/8/09	9,800	9,800

Lake County Capital Improvement Revenue Bonds, Deutsche Bank Spears/Lifers Trust Various States, Goldman Sachs, Series 08-DB492 (Deutsche Bank LOC), (1)

0.51%, 4/8/09	20,290	20,290

Lee County IDA Healthcare Facilities Revenue VRDB, Series 1999B, Shell Point Village Project (Bank of America N.A. LOC),

0.50%, 4/8/09	21,990	21,990

Lee Memorial Health System Hospital Revenue VRDB, Series 2009-D (SunTrust Bank LOC),

0.58%, 4/8/09	5,000	5,000

North Broward Hospital District Revenue Refunding VRDB, Series 2008-A (Toronto-Dominion Bank LOC),

0.41%, 4/8/09	17,100	17,100

Orange County Finance Authority Multifamily Housing Revenue Refunding Bonds, Series 1997, Post Lake Apartments Project (FNMA Insured),

0.57%, 4/8/09	20,650	20,650

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Florida – 9.1% continued

Orange County Finance Authority Multifamily Housing Revenue Refunding VRDB, Series 2001-E, Heather Glen (FNMA Insured),

0.50%, 4/8/09	$10,000	$10,000

Orange County Health Facilities Authority Revenue VRDB, Series 1995, Adventist Health System Group (SunTrust Bank LOC),

0.48%, 4/8/09	14,200	14,200

Orange County Health Facilities Authority Revenue VRDB, Series 2007, Adventist Long Term Care (SunTrust Bank LOC),

0.48%, 4/8/09	9,700	9,700

Orange County Health Facilities Authority Revenue VRDB, Series 2008-D, Orlando Regional (SunTrust Bank LOC),

0.35%, 4/1/09	14,100	14,100

Series 2008-E, Orlando Regional (SunTrust Bank LOC),

0.58%, 4/8/09	5,000	5,000

Series 2008-G, Orlando Regional (SunTrust Bank LOC),

0.75%, 4/8/09	5,500	5,500

Orange County School Board COPS VRDB, Series 2008-B (Assured Guaranty Insured),

2.00%, 4/8/09	60,400	60,400

Series 2008-C (SunTrust Bank LOC),

0.43%, 4/8/09	11,700	11,700

Orlando Utilities Commission Water and Electric Revenue VRDB, Series 2002-B,

0.50%, 4/8/09	25,400	25,400

Palm Beach County Health Facilities Authority Revenue VRDB, Series 2001, Bethesda Healthcare System Project (SunTrust Bank LOC),

0.35%, 4/1/09	2,400	2,400

Palm Beach County School Board COPS, Series 2002B (FSA Corp. Insured),

2.50%, 4/8/09	1,150	1,150

Pembroke Pines Charter School Revenue VRDB, Series 2008 (Assured Guaranty Insured),

0.50%, 4/8/09	10,000	10,000

Pinellas County Health Facility Authority Revenue Refunding Bonds, Series A, Bayfront Hospital (SunTrust Bank LOC),

0.35%, 4/1/09	5,000	5,000

Pinellas County Health Facility Authority Revenue Refunding VRDB, Series 2004, Bayfront Projects (SunTrust Bank LOC),

0.35%, 4/1/09	34,640	34,640

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Florida – 9.1% continued

Polk County IDA Revenue VRDB, Series 2004, Lifepath Hospice Project (SunTrust Bank LOC),

0.58%, 4/8/09	$2,300	$2,300

St. Petersburg Health Facilities Authority Revenue Refunding Bonds, Series 1997, Menorah Manor Project (SunTrust Bank LOC),

0.50%, 4/8/09	6,775	6,775

University Athletic Association, Inc. Athletic Program Revenue VRDB (SunTrust Bank LOC),

0.45%, 4/8/09	13,625	13,625

University Athletic Association, Inc. Capital Improvement Revenue VRDB (SunTrust Bank LOC),

0.45%, 4/8/09	7,600	7,600

University of South Florida College COPS VRDB, Series A-1, Medical Health Facilities (SunTrust Bank LOC),

0.58%, 4/8/09	23,530	23,530
		921,148

Georgia – 3.9%

Atlanta Development Authority Revenue VRDB, Series 2009, Georgia Aquarium, Inc. Project (SunTrust Bank LOC),

0.58%, 4/8/09	10,000	10,000

Atlanta Water and Wastewater Revenue Bonds, Citigroup Eagle 20060130 Class A (Berkshire Hathaway, Inc. Gtd.), (1)

0.84%, 4/8/09	14,430	14,430

Burke County Development Authority PCR Bonds, 1st Series, Georgia Power Co. Vogtle,

2.10%, 7/14/09	8,400	8,400

Clayton County Housing Authority Revenue Bonds, Series 1985, Rivers Edge Development (FHLMC Gtd.),

0.49%, 4/8/09	6,000	6,000

Cobb County Multifamily Housing Authority Revenue VRDB, Series 1996, Post Bridge Project (FNMA Insured),

0.63%, 4/8/09	500	500

DeKalb County Multifamily Housing Authority Revenue Refunding Bonds, Briarcliff (FNMA Gtd.),

2.00%, 12/1/09	36,100	36,100

DeKalb County Hospital Authority Revenue VRDB, Series 2005, Revenue Anticipation Certificates, DeKalb Medical Center, Inc. Project (SunTrust Bank LOC),

0.58%, 4/8/09	7,800	7,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Georgia – 3.9% continued

DeKalb County Multifamily Housing Authority Revenue VRDB, Post Brook Project (FNMA Gtd.),

0.57%, 4/8/09	$4,300	$4,300

DeKalb County Multifamily Housing Authority Revenue VRDB, Series 1997, Post Walk Project (FNMA Collateralized),

0.57%, 4/8/09	14,800	14,800

Fulco Hospital Authority Revenue VRDB, Series 1999, Revenue Anticipation Certificates, Piedmont Hospital Project (SunTrust Bank LOC),

0.53%, 4/8/09	10,030	10,030

Fulton County Development Authority Revenue Refunding VRDB, Series 2008-A, Georgia Tech Facilities Project (SunTrust Bank LOC),

0.30%, 4/8/09	3,500	3,500

Series 2008-B, Georgia Tech Facilities Project (SunTrust Bank LOC),

0.53%, 4/8/09	3,400	3,400

Fulton County Development Authority Revenue VRDB, Series 2002, Lovett School Project (SunTrust Bank LOC),

0.58%, 4/8/09	7,600	7,600

Fulton County Development Authority Revenue VRDB, Series 2002, Woodward Academy, Inc. (SunTrust Bank LOC),

0.58%, 4/8/09	1,550	1,550

Fulton County Development Authority Revenue VRDB, Series 2004, Holy Innocents Episcopal School Project (SunTrust Bank LOC),

0.58%, 4/8/09	10,000	10,000

Fulton County Residential Care Facilities Revenue VRDB, Series C, Lenbrook Project, First Mortgage (Bank of Scotland PLC LOC),

0.50%, 4/8/09	23,200	23,200

Gordon County Hospital Authority Revenue VRDB, Series 1996-A, Adventist Health Systems Sunbelt Project (SunTrust Bank LOC),

0.69%, 4/8/09	690	690

Gwinnett County Hospital Authority Revenue Bonds, Revenue Anticipation Certificates, Series 2007-A, Gwinnett Hospital Systems Project (FSA Corp. Insured),

1.25%, 4/8/09	25,800	25,800

Gwinnett County Multifamily Housing Revenue VRDB, Series 1996, Post Corners Project (FNMA Gtd.),

0.57%, 4/8/09	7,360	7,360

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Georgia – 3.9% continued

Macon Water and Sewer Authority Revenue Bonds, Series 2004,

0.56%, 4/8/09	$8,700	$8,700

Monroe County Development Authority PCR Bonds, Georgia Power Co. Plant Scherer Project (Georgia Power Gtd.),

1.95%, 12/10/09	25,315	25,315

Monroe County Development Authority PCR VRDB, Georgia Power,

0.25%, 4/1/09	10,000	10,000

Municipal Electric Authority of Georgia Revenue VRDB, Series B, Project 1 (Dexia Credit Local LOC),

1.53%, 4/8/09	57,050	57,050

Private Colleges and Universities Authority Revenue VRDB, Series 2008A, Emory University,

1.75%, 7/7/09	7,000	7,000

Series C-3, Emory University,

0.25%, 4/8/09	20,100	20,100

Richmond County Development Authority Revenue Bonds, Series 2008-A, MCG Health, Inc. Project (UBS AG LOC),

0.40%, 4/8/09	13,900	13,900

Richmond County Hospital Authority Revenue Bonds, Series 2003, Revenue Anticipation Certificates, University Health Services, Inc. Project (SunTrust Bank LOC),

0.58%, 4/8/09	8,000	8,000

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Series 2002, Chambrel at Roswell (FNMA Gtd.),

0.55%, 4/8/09	10,000	10,000

Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F&M Villages Project (FNMA Gtd.),

0.63%, 4/8/09	4,500	4,500

Smyrna Multifamily Housing Authority Revenue VRDB, Series 1995, Hills of Post Village Project (FNMA Gtd.),

0.63%, 4/8/09	4,400	4,400

Smyrna Multifamily Housing Authority Revenue VRDB, Series 1996, Gardens Post Village Project (FNMA Gtd.),

0.63%, 4/8/09	11,200	11,200

State of Georgia G.O. VRDB, Series 2006 H-1,

0.85%, 4/8/09	23,603	23,603

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Georgia – 3.9% continued

Thomasville Hospital Authority Revenue Anticipation Certificates, Series 2003, John D. Archbold Memorial Hospital Project (SunTrust Bank LOC),

0.58%, 4/8/09	$5,000	$5,000
		404,228

Idaho – 0.2%

Idaho Health Facilities Authority Revenue VRDB, Series 2009-A, St. Lukes Health Systems Project (Wells Fargo Bank N.A. LOC),

0.37%, 4/8/09	10,000	10,000

Series 2009-B, St. Lukes Health Systems Project (Wells Fargo Bank N.A. LOC),

0.39%, 4/8/09	13,000	13,000
		23,000

Illinois – 9.8%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue VRDB, Series 2005A, Suburban Mass Transit Metrolink (JPMorgan Chase Bank LOC),

0.45%, 4/8/09	29,300	29,300

Chicago O’Hare International Airport Revenue VRDB, Series D, 3rd Lien (Dexia Credit Local LOC),

1.00%, 4/8/09	25,000	25,000

Chicago Wastewater Transmission Revenue Refunding VRDB, Subseries 2008 C-1 (Harris N.A. LOC),

0.50%, 4/1/09	3,800	3,800

Chicago Water Revenue VRDB, Second Lien, Subseries 2000-2,

0.24%, 4/1/09	14,700	14,700

City of Chicago G.O. Refunding VRDB, Series 2005D, Project Refunding (FSA Corp. Insured),

1.50%, 4/8/09	63,160	63,160

City of Chicago G.O. Refunding VRDB, Series 2007-E,

0.40%, 4/1/09	31,100	31,100

Series 2007-F,

0.40%, 4/1/09	7,925	7,925

Subseries 2004-3 (State Street Bank & Trust LOC),

0.46%, 4/8/09	3,225	3,225

Cook County G.O. Unlimited Sales TANS, Series 2008,

3.00%, 8/3/09	17,500	17,583

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Illinois – 9.8% continued

Illinois Development Finance Authority IDR VRDB, Series 1999, Gas Technology Project (Harris N.A. LOC),

0.49%, 4/8/09	$1,700	$1,700

Illinois Development Finance Authority Revenue Bonds, Series 2003, Carmel High School Project (Bank of America N.A. LOC),

0.65%, 4/8/09	6,200	6,200

Illinois Development Finance Authority Revenue Bonds, Series 2004, Robert Morris College (JPMorgan Chase Bank LOC),

0.50%, 4/8/09	10,075	10,075

Illinois Development Finance Authority Revenue VRDB, Series 1998, American Youth Hostels Project (Harris N.A. LOC),

0.49%, 4/8/09	5,685	5,685

Illinois Development Finance Authority Revenue VRDB, Series 1998, Wheaton Academy Project (Harris N.A. LOC),

0.60%, 4/8/09	9,000	9,000

Illinois Development Finance Authority Revenue VRDB, Series 2003, Jewish Council Youth Services (Harris N.A. LOC),

0.49%, 4/8/09	2,655	2,655

Illinois Development Finance Authority Revenue VRDB, Series 2003, Learn Charter School Project (Harris N.A. LOC),

0.49%, 4/8/09	2,830	2,830

Illinois Educational Facilities Authority Revenue Bonds, Series A, Illinois Institute of Technology Student Housing (Harris N.A. LOC),

0.60%, 4/8/09	19,195	19,195

Illinois Educational Facilities Authority Revenue Bonds, Series B-3, University of Chicago,

1.95%, 5/5/09	8,265	8,265

Illinois Educational Facilities Authority Revenue Bonds, Series 2002, Aurora University (Harris N.A. LOC),

0.61%, 4/8/09	13,200	13,200

Illinois Educational Facilities Authority Revenue VRDB, Northwestern University, Bank of America Macon Trust Variable Rate Certificates Series D, (1)

0.49%, 4/8/09	7,005	7,005

Illinois Educational Facilities Authority Revenue VRDB, Series 2001, Concordia University River Project (Harris N.A. LOC),

0.60%, 4/1/09	10,000	10,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Illinois – 9.8% continued

Illinois Finance Authority Revenue Bonds, Put Option, Series 2005, Mercy Alliance Project (Marshall & Ilsley Bank LOC),

2.30%, 4/8/09	$2,695	$2,695

Illinois Finance Authority Revenue Bonds, Series A, All Saints Catholic (Harris N.A. LOC),

0.49%, 4/8/09	11,200	11,200

Illinois Finance Authority Revenue Bonds, Series 2004B, University of Chicago,

0.27%, 4/8/09	2,000	2,000

Illinois Finance Authority Revenue Bonds, Series 2008 A-3, Advocate Health Care,

1.90%, 4/1/09	17,055	17,055

Illinois Finance Authority Revenue Refunding Bonds, Series 2008, Prairie Crossing Project (Marshall & Ilsley Bank LOC),

1.61%, 4/8/09	9,440	9,440

Illinois Finance Authority Revenue Refunding VRDB, Series 2009-B-1, University of Chicago Medical (Bank of Montreal LOC),

0.40%, 4/1/09	4,200	4,200

Illinois Finance Authority Revenue VRDB, Series 2004, Community Action Partnership (Citibank N.A. LOC),

0.60%, 4/8/09	5,650	5,650

Illinois Finance Authority Revenue VRDB, Series 2004B2, Northwestern Memorial Hospital,

0.45%, 4/8/09	10,800	10,800

Illinois Finance Authority Revenue VRDB, Series 2005C, Friendship Village Schaumburg (Bank of America N.A. LOC),

0.48%, 4/8/09	14,450	14,450

Illinois Finance Authority Revenue VRDB, Series 2005-C, Landing at Plymouth (Bank of America N.A. LOC),

0.48%, 4/8/09	16,725	16,725

Illinois Finance Authority Revenue VRDB, Series 2006 B, Loyola University Health System (Harris N.A. LOC),

0.45%, 4/8/09	40,700	40,700

Illinois Finance Authority Revenue VRDB, Series 2007-A, McKinley Foundation Project (KeyBank N.A. LOC),

0.75%, 4/8/09	21,545	21,545

Illinois Finance Authority Revenue VRDB, Series 2007B1, Northwestern Memorial Hospital,

0.45%, 4/8/09	12,500	12,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Illinois – 9.8% continued

Illinois Finance Authority Revenue VRDB, Series 2008-C, Northwest Community Hospital (Wells Fargo Bank N.A. LOC),

0.37%, 4/8/09	$5,700	$5,700

Illinois Finance Authority Revenue VRDB, Series 2009, Jewish Charities (Harris N.A. LOC), (1)

0.49%, 4/8/09	8,270	8,270

Illinois Finance Authority Revenue VRDB, Series 2009-E, Carle Foundation (JPMorgan Chase Bank LOC),

0.30%, 4/8/09	6,100	6,100

Illinois Finance Authority Revenue VRDB, Series A, Central DuPage Health,

0.40%, 4/1/09	12,800	12,800

Illinois Finance Authority Revenue VRDB, Series B, Landing at Plymouth (Lloyds TSB Bank LOC),

0.49%, 4/8/09	17,700	17,700

Illinois Finance Authority Revenue VRDB, Series D, The Clare At Water Tower Project (Bank of America N.A. LOC),

0.58%, 4/8/09	35,700	35,700

Illinois Finance Authority Revenue VRDB, Subseries 2008 B-3, Advocate Health,

0.48%, 4/8/09	22,800	22,800

Illinois Finance Authority Revenue VRDB, WBEZ Alliance Project (Bank of America N.A. LOC),

0.55%, 4/8/09	21,500	21,500

Illinois Finance Authority Revenue VRDN, Series 2008-A, Jewish Charities (Harris N.A. LOC), (1)

0.49%, 4/8/09	9,430	9,430

Illinois Health Facilities Authority Revenue Bonds, Series 2003A, Advocate Healthcare Network,

1.82%, 7/2/09	9,425	9,425

Illinois Multifamily Finance Authority Revenue VRDB, Series 2005 (AMT), Villagebrook Apartments Project (FHLMC LOC),

0.60%, 4/8/09	5,400	5,400

Illinois Multifamily Housing Development Authority Revenue VRDB, Series 2008, Alden Gardens Bloomingdale (Harris N.A. LOC),

0.49%, 4/8/09	7,570	7,570

Illinois Multifamily Housing Development Authority Revenue VRDB, Series 2008-B, Lakeshore Plaza (JPMorgan Chase Bank LOC),

0.50%, 4/8/09	12,560	12,560

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Illinois – 9.8% continued

Illinois Multifamily Housing Development Authority Revenue VRDB, Series I & II, Foxview Apartments (FHLMC Gtd.),

0.55%, 4/8/09	$15,125	$15,125

Illinois State Sales Tax Revenue VRDB, Bank of America Macon Trust Receipts Series C, (1)

0.49%, 4/8/09	3,500	3,500

Illinois State Toll Highway Authority Revenue Refunding VRDB, Series 2008A-1, Senior Priority,

2.75%, 4/8/09	50,000	50,000

Series 2008A-2, Senior Priority,

2.75%, 4/8/09	148,600	148,600

Illinois State Toll Highway Authority Revenue VRDB, Series A-1, Senior Priority,

3.00%, 4/8/09	21,500	21,500

Kane County Revenue Bonds, Series 1993, Glenwood School for Boys (Harris N.A. LOC),

1.00%, 4/8/09	5,700	5,700

Lisle Multifamily Housing Authority Revenue Bonds, Ashley of Lisle Project (FHLMC LOC),

0.48%, 4/8/09	26,525	26,525

Normal G.O. VRDB, Series 2003, McLean County Project,

0.54%, 4/8/09	4,750	4,750

Quad Cities Regional EDA Revenue Bonds, Augustana College Project (Harris N.A. LOC),

0.47%, 4/8/09	14,700	14,700

Regional Transportation Authority Revenue Bonds, Citicorp Eagle Trust Series 20001303 (FSA Corp. Insured), (1)

0.89%, 4/8/09	14,510	14,510

University of Illinois Revenue Refunding VRDB, Series 2008, Health Services System (JPMorgan Chase Bank LOC),

0.43%, 4/8/09	41,215	41,215

University of Illinois Revenue Refunding VRDB, Series 2008, University of Illinois Chicago South Campus Development (JPMorgan Chase Bank LOC),

0.50%, 4/8/09	9,500	9,500

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities System,

0.48%, 4/8/09	8,170	8,170
		999,313

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Indiana – 2.6%

Dearborn County Industrial Economic Development Revenue VRDB, Series 2006, Dearborn County Hospital Project (JPMorgan Chase Bank LOC),

0.50%, 4/8/09	$14,800	$14,800

Indiana Bond Bank Revenue Notes, Series 2008-A, Midyear Funding Program Notes,

3.00%, 5/28/09	24,005	24,048

Indiana Bond Bank Revenue Notes, Series 2009-A, Advance Funding Program Notes,

2.00%, 1/5/10	24,900	25,069

Indiana Development Finance Authority Industrial Revenue VRDB, Series 1999, Youth Opportunity Center Project (JPMorgan Chase Bank LOC),

1.00%, 4/8/09	1,400	1,400

Indiana Development Finance Authority PCR Refunding Bonds, Southern Indiana (JPMorgan Chase Bank LOC),

0.55%, 4/8/09	11,550	11,550

Indiana Finance Authority Health System Revenue VRDB, Series 2008-D, Sisters of St. Francis (Bank of America N.A. LOC),

0.50%, 4/8/09	23,400	23,400

Indiana Finance Authority Hospital Revenue Bonds, Series 2008, Community Foundation Northwest Indiana (Harris N.A. LOC),

0.48%, 4/8/09	6,800	6,800

Indiana Finance Authority Hospital Revenue Refunding VRDB, Series 2008-C, Clarian Health (Bank of New York LOC),

0.55%, 4/8/09	12,200	12,200

Indiana Finance Authority Revenue Refunding VRDB, Series 2008 D-1, Trinity Health,

0.43%, 4/8/09	21,400	21,400

Series 2008 D-2, Trinity Health,

0.43%, 4/8/09	11,450	11,450

Indiana Health and Educational Facilities Financing Authority Revenue Refunding VRDB, Series 2006A, Hartsfield Community Village (Harris N.A. LOC),

0.48%, 4/8/09	6,915	6,915

Indiana Health and Educational Facilities Financing Authority Revenue VRDB, Series C, Clarian Health (Branch Banking & Trust Co. LOC),

0.30%, 4/8/09	7,950	7,950

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Indiana – 2.6% continued

Indiana Health and Educational Facilities Financing Authority Revenue VRDB, Series 2007, Marian College Project (JPMorgan Chase Bank LOC),

0.47%, 4/8/09	$6,000	$6,000

Indiana Health Facility Financing Authority Revenue VRDB, Series 2000, Senior Living Greencroft Obligation Project (Bank of America N.A. LOC),

0.53%, 4/8/09	10,489	10,489

Indiana Health Facility Financing Authority Revenue VRDB, Series 2004A, Margaret Mary Community Hospital Project (Fifth Third Bank LOC),

3.00%, 4/1/09	1,400	1,400

Indiana Municipal Power Agency Power Supply System Revenue Bonds, Series 2255, JPMorgan Chase Putters (Berkshire Hathaway, Inc. Insured), (1)

0.62%, 4/8/09	15,435	15,435

Indianapolis Multifamily Housing Revenue VRDB, Series 2008, Capital Place, Covington (FNMA Insured),

0.45%, 4/8/09	10,600	10,600

Marshall County Industrial Economic Development Revenue VRDB, Series 2000, Culver Educational Foundation Project (Bank of New York LOC),

0.45%, 4/8/09	22,700	22,700

Mount Vernon Pollution Control and Solid Waste Disposal Revenue VRDB, General Electric Co. Project (General Electric Co. Gtd.),

0.20%, 4/1/09	6,215	6,215

Terre Haute Economic Development Revenue Bonds, Series 1985, First Financial Corp. Project (U.S. Bank N.A. LOC),

0.50%, 4/8/09	2,000	2,000

Vincennes University Revenue VRDB, Series 2004G, Student Fees (JPMorgan Chase Bank LOC),

0.53%, 4/8/09	21,930	21,930
		263,751

Iowa – 0.7%

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project (U.S. Bank N.A. LOC),

0.54%, 4/8/09	955	955

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Iowa – 0.7% continued

Iowa Finance Authority Healthcare Facilities Revenue VRDB, Care Initiatives Project (KBC Bank N.V. LOC),

0.40%, 4/1/09	$1,235	$1,235

Iowa Finance Authority Health Facilities Revenue VRDB, Series 2009-A, Iowa Health System (JPMorgan Chase Bank LOC),

0.40%, 4/1/09	15,420	15,420

Iowa Finance Authority Health Facilities Revenue VRDB, Series A-1, Iowa Health (Assured Guaranty Insured),

0.50%, 4/8/09	9,000	9,000

Series A-3, Iowa Health (Assured Guaranty Insured),

0.47%, 4/8/09	4,900	4,900

Iowa Higher Education Loan Authority Revenue VRDB, Private College, Series 2000, Loras College Project (Bank of America N.A. LOC),

0.30%, 4/1/09	15,050	15,050

Iowa State School Cash Anticipation Program, Warrant Certificates, Series 2008-A (FSA Corp. Insured),

3.50%, 6/25/09	14,500	14,558

Iowa State School Cash Anticipation Program Revenue Notes, Warrants, Series 2009-B, Iowa School Corps,

3.00%, 1/21/10	14,000	14,247
		75,365

Kansas – 0.3%

Kansas Department of Transportation Highway Revenue Bonds, Series 2004 C-2,

0.50%, 4/8/09	8,400	8,400

Series 2004 C-3,

0.50%, 4/8/09	8,675	8,675

Kansas Development Finance Authority Revenue VRDB, Series 1998BB, Shalom Village Obligation Group (Citibank N.A. LOC),

0.49%, 4/8/09	4,710	4,710

Kansas Development Finance Authority Revenue VRDB, Series 2004C, Adventist Health System/Sunbelt (SunTrust Bank LOC),

0.60%, 4/8/09	1,800	1,800

Olathe Senior Living Facility Revenue VRDB, Series C-1, Catholic Care Campus (Bank of America N.A. LOC),

0.51%, 4/8/09	6,300	6,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Kansas – 0.3% continued

University of Kansas Hospital Authority Revenue VRDB, KU Health System (Harris N.A. LOC),

0.40%, 4/1/09	$1,980	$1,980
		31,865

Kentucky – 0.7%

Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC),

0.49%, 4/8/09	10,150	10,150

Henderson County Revenue Refunding VRDB, Murray-Calloway County Public Hospital Project (Branch Banking & Trust Co. LOC),

0.60%, 4/8/09	4,085	4,085

Kentucky Asset Liability Commission General Fund TRANS, Series 2008-A,

3.00%, 6/25/09	15,000	15,042

Kentucky Economic Development Finance Authority Hospital Facilities Revenue VRDB, Series 2009-B-3, Baptist Healthcare System (Branch Banking & Trust Co. LOC),

0.43%, 4/8/09	7,655	7,655

Series 2009-B-4, Baptist Healthcare System (Branch Banking & Trust Co. LOC),

0.48%, 4/8/09	15,000	15,000

Kentucky Economic Development Finance Authority Medical Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp. (Branch Banking & Trust Co. LOC),

0.47%, 4/8/09	1,900	1,900

Kentucky Economic Development Finance Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.48%, 4/8/09	4,015	4,015

Series 2008-B, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.48%, 4/8/09	7,705	7,705

Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC),

0.49%, 4/8/09	9,939	9,939
		75,491

Louisiana – 2.6%

Ascension Parish IDB Revenue VRDB, Series 2007, IMTT-Geismar Project (SunTrust Bank LOC),

0.58%, 4/8/09	31,000	31,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Louisiana – 2.6% continued

East Baton Rouge Parish Sales Tax Revenue Refunding VRDB, Series 2008-A, Road and Street Improvement (Dexia Credit Local LOC),

1.05%, 4/8/09	$12,200	$12,200

Lafayette EDA Gulf Opportunity Zone Revenue VRDB, Series 2008, Stirling Lafayette LLC Project (Regions Bank LOC),

1.04%, 4/8/09	7,350	7,350

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Series 2004, Sacred Heart Project - New Orleans Project (SunTrust Bank LOC),

0.72%, 4/8/09	1,000	1,000

Louisiana Public Facilities Authority Hospital Revenue Bonds, Series 1985A, Hospital Equipment Financing and Refunding (JPMorgan Chase Bank LOC),

0.49%, 4/8/09	20,150	20,150

Louisiana Public Facilities Authority Revenue Refunding VRDB, Series 2008 D-1, Christus Health (Bank of Nova Scotia LOC),

0.42%, 4/8/09	7,900	7,900

Louisiana Public Facilities Authority Revenue VRDB, Series 2007, International Matex Tank Terminals (SunTrust Bank LOC),

0.58%, 4/8/09	10,000	10,000

Louisiana Public Facilities Authority Revenue VRDB, Series 2008, City Plaza LLC Project (Regions Bank LOC),

1.04%, 4/8/09	16,000	16,000

Louisiana Public Facilities Authority Revenue VRDB, Series 2008, Dynamic Fuels LLC Project (SunTrust Bank LOC),

0.35%, 4/1/09	15,000	15,000

Louisiana Public Facilities Authority Revenue VRDB, Series 2008-B, Commcare Corp. Project (JPMorgan Chase Bank LOC),

0.54%, 4/8/09	15,000	15,000

Louisiana State G.O. Refunding VRDB, Series 2008-A (BNP Paribas LOC),

0.40%, 4/8/09	24,000	24,000

Louisiana State Municipal Natural Gas Purchasing and District Authority Revenue Bonds, Series 1411Q, JPMorgan Putters (JPMorgan Chase & Co. LOC), (1)

0.54%, 4/8/09	42,644	42,644

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Louisiana – 2.6% continued

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding Bonds, Series 2003B (JPMorgan Chase Bank LOC),

0.50%, 4/8/09	$5,700	$5,700

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding VRDB, Series 2007-A, Loop LLC Project (SunTrust Bank LOC),

0.58%, 4/8/09	54,020	54,020

St. Tammany Parish Development District Gulf Opportunity Zone Revenue VRDB, Series 2008-A, Slidell Development Co. LLC Project (Regions Bank LOC),

1.04%, 4/8/09	5,000	5,000
		266,964

Maryland – 1.7%

Ann Arundel County Revenue VRDB, Series 2008, Key School Facilities (Manufacturers & Traders Trust Co. LOC), (1)

0.54%, 4/8/09	9,300	9,300

Baltimore County Housing Revenue Refunding Bonds, Series 1991, Spring Hill Apartments Project (KBC Bank N.V. LOC),

2.50%, 4/8/09	10,355	10,355

Baltimore County Revenue VRDB, Series 1999, Calvert Hall College Project (Manufacturers & Traders Trust Co. LOC),

0.54%, 4/8/09	8,770	8,770

Baltimore County Revenue VRDB, Series 2004, Notre Dame Preparatory School (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	5,165	5,165

Baltimore County Revenue VRDB, Series 2006, Maryvale Preparatory School (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	4,050	4,050

Gaithersburg Economic Development Revenue VRDB, Series B, Asbury Maryland Obligation (KBC Bank N.V. LOC),

0.55%, 4/8/09	4,900	4,900

Maryland Economic Development Corp. Revenue Refunding VRDB, Series 1997, Jenkins Memorial, Inc. (Manufacturers & Traders Trust Co. LOC),

0.54%, 4/8/09	3,075	3,075

Maryland Economic Development Corp. Revenue VRDB, Series 2007, Opportunity Builders Facility (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	6,260	6,260

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Maryland – 1.7% continued

Maryland Economic Development Corp. Revenue VRDB, Series 2008-A, Howard Hughes Medical Institute,

0.25%, 4/8/09	$7,500	$7,500

Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Series A, Pooled Loan Program (JPMorgan Chase Bank LOC),

0.45%, 4/8/09	3,200	3,200

Maryland Health and Higher Educational Facilities Authority Revenue Refunding VRDB, Series 2005B, Adventist Healthcare (Manufacturers & Traders Trust Co. LOC),

0.53%, 4/8/09	13,800	13,800

Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Kennedy (SunTrust Bank LOC),

0.58%, 4/8/09	9,000	9,000

Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series 2003B, Adventist Healthcare (Manufacturers & Traders Trust Co. LOC),

0.43%, 4/8/09	8,800	8,800

Series 2005A, Adventist Healthcare (Bank of America N.A. LOC),

0.48%, 4/8/09	11,900	11,900

Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Frederick Memorial Hospital (Branch Banking & Trust Co. LOC),

0.47%, 4/8/09	10,800	10,800

Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-E, University of Maryland Medical System (SunTrust Bank LOC),

0.53%, 4/8/09	13,600	13,600

Series 2008-H, University of Maryland Medical System (Manufacturers & Traders Trust Co. LOC),

0.54%, 4/8/09	8,325	8,325

Montgomery County Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project (Manufacturers & Traders Trust Co. LOC),

0.53%, 4/8/09	32,510	32,510
		171,310

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Massachusetts – 4.8%

Boston Water and Sewer Commission Tax Exempt CP (Bank of America N.A. LOC),

0.55%, 4/6/09	$30,000	$30,000

Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds, Series 2002-A, Municipal CP,

0.60%, 5/14/09	6,000	6,000

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008-A, Massachusetts Credit, Wilber School Apartments (FHLB Atlanta LOC),

0.47%, 4/8/09	6,000	6,000

Massachusetts State Development Finance Agency Revenue Bonds, Series 2008-A, Seven Hills Foundation (Toronto-Dominion Bank LOC),

0.70%, 4/8/09	4,000	4,000

Massachusetts State Development Finance Agency Revenue VRDB, Dana Hall School (Bank of New York LOC),

0.54%, 4/8/09	3,465	3,465

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Lesley University (Bank of America N.A. LOC),

0.47%, 4/8/09	4,600	4,600

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Phillips Academy,

0.40%, 4/8/09	19,200	19,200

Massachusetts State Development Finance Agency Revenue VRDB, Series 2004, Groton School,

0.47%, 4/8/09	7,500	7,500

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Northfield Mount Hermon (JPMorgan Chase Bank LOC),

0.47%, 4/8/09	45,000	45,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Seashore Port-Deaconess, Inc. (Banco Santander Central Hispano LOC),

0.40%, 4/8/09	5,000	5,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2008, Abby Kelley Foster Public School (Toronto-Dominion Bank LOC),

0.47%, 4/8/09	4,900	4,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Massachusetts – 4.8% continued

Massachusetts State Development Finance Agency Revenue VRDB, Series 2008, Edgewood Retirement Community (Bank of America N.A. LOC),

0.90%, 4/8/09	$20,540	$20,540

Massachusetts State Development Finance Agency Revenue VRDB, Series 2008 U-1, Boston University (Bank of Nova Scotia LOC),

0.25%, 4/8/09	10,000	10,000

Massachusetts State G.O. RANS, Series 2008-C,

4.00%, 5/29/09	60,000	60,169

Massachusetts State G.O. VRDB, Series B,

0.40%, 4/1/09	64,305	64,305

Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 2008-C, Health System (Bank of America N.A. LOC),

0.38%, 4/8/09	8,000	8,000

Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 2008-W, Northeastern University (Toronto-Dominion Bank LOC),

0.30%, 4/8/09	14,615	14,615

Massachusetts State Water Resources Authority Revenue Refunding VRDB, Series 2008-A,

1.50%, 4/8/09	61,000	61,000

Series 2008-F,

0.23%, 4/8/09	15,200	15,200

Revere Multifamily Housing Authority Mortgage Revenue Refunding VRDB, Series 1991-C, Waters Edge Apartment Project (FSA Corp. Insured),

2.83%, 4/8/09	23,990	23,990

The Commonwealth of Massachusetts CP Notes, Series F,

0.60%, 5/7/09	20,000	20,000

Series G,

0.63%, 5/22/09	22,000	22,000

University of Massachusetts Building Authority Revenue Refunding VRDB, Series 2008-4, Senior Community Gtd.,

0.48%, 4/8/09	33,900	33,900
		489,384

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Michigan – 1.9%

Ann Arbor Economic Development Corp. Limited Obligation Revenue Bonds, Series 2000A, Glacier Hills, Inc. Project (JPMorgan Chase Bank LOC),

0.48%, 4/8/09	$12,760	$12,760

Ann Arbor Economic Development Corp. Limited Obligation Revenue Refunding Bonds, Series B, Glacier Hills Project (JPMorgan Chase Bank LOC),

0.48%, 4/8/09	5,180	5,180

Farmington Hills Hospital Finance Authority Revenue Refunding VRDB, Series 2008-A, Botsford Obligated (U.S. Bank N.A. LOC),

0.25%, 4/1/09	7,905	7,905

Grand Rapids Economic Development Corp. Revenue Refunding Bonds, Series 1991A, Amway Hotel (Bank of America N.A. LOC),

0.67%, 4/8/09	1,100	1,100

Jackson County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Series 2001A, Vista Grande Villa (Bank of America N.A. LOC),

0.30%, 4/1/09	9,540	9,540

Kentwood Economic Development Corp. Revenue VRDB, Series 2002B, Limited Obligation, Holland Home (Bank of America N.A. LOC),

0.48%, 4/8/09	9,685	9,685

Michigan State Hospital Finance Authority Revenue Refunding VRDB, Series 2008-B, McLaren Health Care (JPMorgan Chase Bank LOC),

0.45%, 4/8/09	7,500	7,500

Michigan State Hospital Finance Authority Revenue VRDB, Marquette General Hospital (Assured Guaranty Insured),

0.56%, 4/8/09	16,000	16,000

Michigan State Strategic Fund Limited Obligation Revenue Bonds, Lansing Saint Vincent Home Project (Comerica Bank Insured),

0.53%, 4/8/09	3,115	3,115

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co. (Wells Fargo Bank N.A. LOC),

0.40%, 4/8/09	9,200	9,200

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008 ET, Detroit Edison (Bank of Nova Scotia LOC),

0.55%, 4/8/09	2,475	2,475

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Michigan – 1.9% continued

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2003, YMCA of Metropolitan Detroit Project (JPMorgan Chase Bank LOC),

0.49%, 4/8/09	$2,295	$2,295

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2004, YMCA Greater Grand Rapids (Fifth Third Bank LOC),

0.66%, 4/8/09	13,625	13,625

State of Michigan G.O. RANS, Series 2008-A,

3.00%, 9/30/09	88,000	88,410
		188,790

Minnesota – 1.6%

Arden Hills Housing and Healthcare Facilities Revenue Refunding Bonds, Series 1999A, Presbyterian Homes (U.S. Bank N.A. LOC),

0.25%, 4/1/09	800	800

Austin Housing and Redevelopment Authority Revenue Refunding VRDB, Series 2004A, Cedars of Austin Project (Bank of America N.A. LOC),

0.69%, 4/8/09	4,320	4,320

Burnsville Housing Revenue VRDB, Series 1999A, Provence LLC Project (Bank of America N.A. LOC),

0.59%, 4/8/09	15,650	15,650

Fridley Senior Housing Revenue Refunding VRDB, Series 2007-A, Banfill Crossing (FNMA Insured),

0.57%, 4/8/09	8,700	8,700

Mankato Multifamily Housing Revenue VRDB, Series 1997, Highland Hills Project (Bank of America N.A. LOC),

0.40%, 4/1/09	7,285	7,285

Maple Grove Economic Development Revenue Bonds, Series 2004, Heritage Christian Academy (U.S. Bank N.A. LOC),

0.48%, 4/8/09	5,435	5,435

Minneapolis Health Care System Revenue VRDB, Series 2008-C, Fairview Health Services (Wells Fargo Bank N.A. LOC),

0.40%, 4/8/09	5,800	5,800

Series 2008-D, Fairview Health Services (Wells Fargo Bank N.A. LOC),

0.38%, 4/8/09	2,300	2,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Minnesota – 1.6% continued

Minneapolis Revenue VRDB, Series 2000, People Serving People Project (U.S. Bank N.A. LOC),

0.25%, 4/1/09	$1,960	$1,960

Minnesota Agricultural and Economic Development Board Revenue VRDB, Series 2008 C-4, Health Care Facilities - Essentia (Assured Guaranty Insured),

0.35%, 4/1/09	6,900	6,900

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2007-6Q, Concordia University St. Paul (U.S. Bank N.A. LOC),

0.40%, 4/1/09	9,915	9,915

Robbinsdale Revenue Refunding VRDB, Series 2008 A-1, North Memorial (Wells Fargo Bank N.A. LOC),

0.45%, 4/8/09	4,500	4,500

Series 2008 A-3, North Memorial (Wells Fargo Bank N.A. LOC),

0.42%, 4/8/09	5,000	5,000

Rochester Health Care Facilities Revenue VRDB, Series C, Mayo Foundation,

0.25%, 4/8/09	16,000	16,000

Rochester Health Care Facilities Revenue VRDB, Series E, Mayo Clinic,

1.68%, 5/7/09	10,000	10,000

St. Paul Housing and Redevelopment Authority Revenue Bonds, Series A, Science Museum of Minnesota (U.S. Bank N.A. LOC),

0.52%, 4/8/09	16,100	16,100

State of Minnesota Revenue Bonds, Series 2007-31, Clipper Tax-Exempt Certificate Trust, (1)

0.57%, 4/8/09	25,900	25,900

University of Minnesota Revenue VRDB, Series 2001C,

0.30%, 4/8/09	15,000	15,000
		161,565

Mississippi – 1.9%

Jackson County PCR Refunding VRDB, Series 1992, Chevron USA, Inc. Project (Chevron Corp. Gtd.),

0.25%, 4/1/09	5,200	5,200

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Series 2007-C, Chevron USA, Inc. Project,

0.65%, 8/3/09	27,000	27,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Mississippi – 1.9% continued

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, continued

Series 2007-D, Chevron USA, Inc. Project,

0.59%, 9/1/09	$10,000	$10,000

Series 2007-E, Chevron USA, Inc. Project,

0.25%, 4/1/09	25,600	25,600

Mississippi Business Finance Corp. Revenue VRDB, Edgewater Retail Partners (Compass Bank LOC),

0.58%, 4/8/09	17,000	17,000

Mississippi Business Finance Corp. Revenue VRDB, Series 2007, Grand Alliance LLC Project (Regions Bank LOC),

0.98%, 4/8/09	7,570	7,570

Mississippi Business Finance Corp. Revenue VRDB, Series 2007-A, Drury Inns, Inc. Project (Regions Bank LOC),

0.98%, 4/8/09	13,180	13,180

Mississippi Business Finance Corp. Revenue VRDB, Series 2007-A, PSL North America LLC (JPMorgan Chase Bank LOC),

0.48%, 4/8/09	48,800	48,800

Mississippi Development Bank Special Obligation Revenue Refunding VRDB, Series 2008-A, Singing River Hospital (Regions Bank LOC),

1.04%, 4/8/09	33,800	33,800
		188,150

Missouri – 1.8%

Chesterfield IDA Educational Facilities Revenue VRDB, Series 2003, Gateway Academy, Inc. Project (U.S. Bank N.A. LOC),

0.40%, 4/1/09	505	505

Florissant IDA Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.48%, 4/8/09	6,845	6,845

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments (FHLMC LOC),

0.49%, 4/8/09	10,100	10,100

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Bonds, Citi ROCS RR-II-R-11265 (Berkshire Hathaway, Inc. Insured), (1)

0.83%, 4/8/09	20,610	20,610

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Missouri – 1.8% continued

Missouri State Development Finance Board Infrastructure Facilities Revenue VRDB, Series 2000C, St. Louis Convention Center (U.S. Bank N.A. LOC),

0.40%, 4/1/09	$8,200	$8,200

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 1999B, St. Louis University,

0.40%, 4/1/09	2,200	2,200

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2000, Lutheran Senior Services (U.S. Bank N.A. LOC),

0.50%, 4/8/09	24,115	24,115

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2001B, Bethesda Health Group (U.S. Bank N.A. LOC),

0.25%, 4/1/09	9,525	9,525

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004A, Lutheran Church (Bank of America N.A. LOC),

0.45%, 4/1/09	21,740	21,740

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Children’s Mercy Hospital (UBS AG LOC),

0.50%, 4/8/09	7,400	7,400

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008-D, Sisters Mercy Health,

0.44%, 4/8/09	10,300	10,300

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2009, Saint Louis Priory School Project (U.S. Bank N.A. LOC),

0.50%, 4/8/09	3,300	3,300

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series C-5, SSM Health,

0.45%, 4/8/09	8,600	8,600

Platte County IDA Multifamily Housing Revenue Refunding Bonds, Series 1996, Wexford Place Project (FHLMC Gtd.), (1)

0.50%, 4/8/09	7,730	7,730

St. Charles County IDA Revenue Refunding VRDB, Country Club Apartments (FNMA LOC),

0.54%, 4/8/09	19,000	19,000

St. Charles County IDA Revenue Refunding VRDB, Series 1993, Remington Apartments Project (FNMA Gtd.),

0.54%, 4/8/09	10,700	10,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Missouri – 1.8% continued

St. Charles County IDA Revenue Refunding VRDB, Series 1995, Casalon Apartments Project (FNMA Gtd.),

0.54%, 4/8/09	$6,170	$6,170

St. Louis County IDA Revenue Refunding VRDB, Series 1996-B, Friendship Village South County Project (Bank of America N.A. LOC),

0.50%, 4/8/09	4,725	4,725
		181,765

Montana – 0.1%

Forsyth PCR Refunding VRDB, Series 1988, Pacificorp Project (BNP Paribas LOC),

0.55%, 4/1/09	5,515	5,515

Nebraska – 0.4%

Nebraska Educational Finance Authority Revenue Refunding Bonds, Series 2008, Creighton University Project (JPMorgan Chase Bank LOC),

0.40%, 4/1/09	4,000	4,000

Omaha Public Power District Separate Electric Revenue Bonds, Eagle-720053008, Class A, Series 2005 (Berkshire Hathaway, Inc. Insured), (1)

0.83%, 4/8/09	27,760	27,760

Scotts Bluff County Hospital Authority Revenue Refunding VRDB, Series 2005, Regional West Medical Center Number 1 (KeyBank N.A. LOC),

0.58%, 4/8/09	10,030	10,030
		41,790

Nevada – 0.6%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Hospital Project (U.S. Bank N.A. LOC),

0.48%, 4/8/09	3,800	3,800

Las Vegas Economic Development Revenue VRDB, Series A, Keep Memory Alive Project (Bank of New York LOC),

0.54%, 4/8/09	41,300	41,300

Las Vegas Valley Water District G.O., Series B, Water Improvement,

0.50%, 4/1/09	8,200	8,200

Reno Hospital Revenue Refunding VRDB, Series 2009-A, Renown Regional Medical Center (Wells Fargo Bank N.A. LOC),

0.30%, 4/8/09	4,100	4,100
		57,400

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

New Hampshire – 0.3%

New Hampshire Health and Educational Facilities Authority Revenue VRDB, Series 2007, Phillips Exeter Academy,

0.42%, 4/8/09	$22,500	$22,500

New Hampshire Health and Educational Facilities Authority Revenue VRDB, Series 2008, Saint Anselm College (RBS Citizens N.A. LOC),

3.00%, 4/1/09	3,000	3,000

New Hampshire Health and Educational Facilities Authority Revenue VRDB, Series A, LRG Healthcare (JPMorgan Chase Bank LOC),

0.50%, 4/8/09	5,225	5,225
		30,725

New Jersey – 1.2%

New Jersey EDA Revenue VRDB, Series 2007, Ranney School Project (Bank of Nova Scotia LOC),

0.38%, 4/8/09	6,500	6,500

New Jersey State TRANS, Series 2008-A,

3.00%, 6/25/09	115,000	115,371
		121,871

New Mexico – 0.5%

Hurley PCR Bonds, Series 1985, Kennecott Santa Fe (BP PLC LOC),

0.30%, 4/1/09	23,300	23,300

New Mexico Finance Authority State Transportation Revenue Refunding Bonds, Subseries 2008 B-1, Sub Lien (State Street Bank & Trust LOC),

0.43%, 4/8/09	8,800	8,800

New Mexico Finance Authority State Transportation Revenue Refunding Bonds, Subseries 2008 B-2, Sub Lien (UBS AG LOC),

0.44%, 4/8/09	2,800	2,800

New Mexico Hospital Equipment Loan Council Revenue VRDB, Series 2008-B, Presbyterian Healthcare,

0.40%, 4/8/09	18,000	18,000
		52,900

New York – 4.7%

Chemung County Industrial Development Agency Revenue VRDB, Series 2007-A, Elmira College Project (JPMorgan Chase Bank LOC),

0.47%, 4/8/09	3,900	3,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

New York – 4.7% continued

Hudson Yards Infrastructure Corp. Revenue Bonds, Eagle-20070030, Class A, Series 2007 (Citibank N.A. LOC), (1)

0.87%, 4/8/09	$75,000	$75,000

Metropolitan Transportation Authority Dedicated Tax Revenue Refunding VRDB, Series 2008A,

4.10%, 4/8/09	88,975	88,975

Metropolitan Transportation Authority Dedicated Tax Revenue Refunding VRDB, Subseries 2008 B-4 (KBC Bank N.V. LOC),

0.30%, 4/8/09	10,225	10,225

Metropolitan Transportation Authority Dedicated Tax Revenue VRDB, Series 2002B (FSA Corp. Insured),

3.50%, 4/8/09	2,150	2,150

Metropolitan Transportation Authority Revenue Tax Exempt Municipal CP, Series 2007-C (ABN AMRO Bank N.V. LOC),

0.70%, 5/5/09	41,000	41,000

Series 2007-C (ABN AMRO Bank N.V. LOC),

0.75%, 5/5/09	70,000	70,000

Metropolitan Transportation Authority Revenue VRDB, Subseries 2005 G-2 (BNP Paribas LOC),

0.19%, 4/1/09	8,330	8,330

Monroe County Industrial Development Agency Revenue VRDB, Series 2008, Harley School Project (Manufacturers & Traders Trust Co. LOC),

0.54%, 4/8/09	2,000	2,000

New York City G.O., Subseries H-1,

1.00%, 4/1/09	14,240	14,240

New York City G.O. VRDB, Subseries 2008 L-4 (U.S. Bank N.A. LOC),

0.15%, 4/1/09	2,000	2,000

New York City Industrial Development Agency Civic Revenue VRDB, Sephardic Community Youth Center (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	2,000	2,000

New York City Multifamily Housing Development Corp. Rent Housing Revenue VRDB, Series 1997A, Monterey Project (FNMA Collateralized),

0.32%, 4/8/09	2,100	2,100

New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds, Series 2006-AA-3,

1.60%, 4/8/09	2,600	2,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

New York – 4.7% continued

New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds, Series 2008-BB-2, Second Generation, Fiscal,

0.35%, 4/8/09	$34,000	$34,000

New York City Municipal Water Finance Authority Water and Sewer Revenue VRDB, Subseries 2008 B-1,

0.30%, 4/8/09	3,400	3,400

New York City Municipal Water Finance Authority Water and Sewer Revenue VRDB, Subseries 2008 B-2,

0.45%, 4/1/09	3,300	3,300

New York City Trust for Cultural Resources Revenue VRDB, Series 2008 B-1, Lincoln Center Arts (U.S. Bank N.A. LOC),

0.27%, 4/8/09	3,750	3,750

New York State Dormitory Authority Non State Supported Debt Revenue VRDB, Series 2008-B, Cornell University,

0.28%, 4/1/09	8,000	8,000

New York State Dormitory Authority Revenue Bonds, Series 1999-B, New York Library (Toronto-Dominion Bank LOC),

0.28%, 4/8/09	3,600	3,600

New York State Dormitory Authority Revenue VRDB, Series 2008-D, City University (Toronto-Dominion Bank LOC),

0.35%, 4/8/09	5,000	5,000

New York State Housing Finance Agency Revenue VRDB, Series 2002, 20 River Terrace Housing (FNMA Gtd.),

0.35%, 4/8/09	11,900	11,900

New York State Urban Development Corp. Revenue Bonds, Floating Rate Receipts SG-164 (U.S. Treasuries Escrowed), (1)

0.53%, 4/8/09	19,500	19,500

New York State Urban Development Corp. Revenue VRDB, Series A3A, State Facilities,

1.75%, 4/8/09	4,000	4,000

Onondaga County Industrial Development Agency Civic Facilities Revenue VRDB, Series 2005, Syracuse Resh Corp. Project (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	7,435	7,435

Suffolk County Industrial Development Agency Civic Facilities Revenue VRDB, Series 2006, St. Anthony’s High School (U.S. Bank N.A. LOC),

0.38%, 4/8/09	6,500	6,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

New York – 4.7% continued

Triborough Bridge and Tunnel Authority Revenue VRDB, Series 2005-A,

2.00%, 4/8/09	$11,950	$11,950

Tompkins County Industrial Development Agency Revenue VRDB, Series 2008-A-2, Civic Facility, Cornell University,

0.20%, 4/1/09	8,000	8,000

Trust for Cultural Resources Revenue VRDB, Series 2006, WNYC Radio, Inc. (Wachovia Bank N.A. LOC),

0.38%, 4/8/09	2,300	2,300

Westchester County Industrial Development Agency Revenue Refunding VRDB, Series 2008, Hebrew Hospital Continuing Care (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	13,905	13,905

Westchester County Industrial Development Agency Revenue VRDB, Series 2001, Catharine Field Home (Comerica Bank LOC),

0.48%, 4/8/09	6,300	6,300
		477,360

North Carolina – 2.2%

Charlotte G.O. VRDB,

0.55%, 4/8/09	21,025	21,025

Durham County Industrial Facilities and Pollution Control Financing Authority Revenue VRDB, Series 2007, Research Triangle (SunTrust Bank LOC),

0.43%, 4/8/09	9,900	9,900

Guilford County G.O. VRDB, Series 2005-B,

0.55%, 4/8/09	4,700	4,700

Mecklenburg County COPS VRDB, Series 2008-A,

0.55%, 4/8/09	39,825	39,825

New Hanover County G.O., Series 1995, School Bonds,

0.69%, 4/8/09	2,250	2,250

North Carolina Capital Facilities Finance Agency Educational Revenue VRDB, Series 2007, Rocky Mountain Preparatory School (Branch Banking & Trust Co. LOC),

0.55%, 4/8/09	6,500	6,500

North Carolina Capital Facilities Finance Agency Recreational Revenue VRDB, Series 2007-B, YMCA of Greater Charlotte Project (Wachovia Bank N.A. LOC),

0.55%, 4/8/09	14,600	14,600

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

North Carolina – 2.2% continued

North Carolina Capital Facilities Finance Agency Revenue Bonds, Duke University, Citigroup Eagle 20060012, Class A, (1)

0.61%, 4/8/09	$12,000	$12,000

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding Bonds, Series B, Duke University Health System,

0.50%, 4/8/09	50,000	50,000

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2007, Lutheran Retirement Project (SunTrust Bank LOC),

0.65%, 4/8/09	6,500	6,500

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2008-A1, University Health System Eastern (Bank of America N.A. LOC),

0.50%, 4/8/09	7,600	7,600

Series 2008-B1, University Health System Eastern (Branch Banking & Trust Co. LOC),

0.43%, 4/8/09	4,900	4,900

North Carolina Medical Care Commission Healthcare Facilities Revenue VRDB, Series C, First Mortgage, Pennybyrn Project (Bank of America N.A. LOC),

0.48%, 4/8/09	9,100	9,100

North Carolina Medical Care Commission Hospital Revenue Bonds, Aces, Pooled Equipment Financing Project (KBC Bank N.V. LOC),

0.38%, 4/8/09	11,000	11,000

Union County G.O. Refunding VRDB, Series 2004B,

0.48%, 4/8/09	20,865	20,865

University of North Carolina Revenue Bonds, Citigroup Eagle 720053014 Class 2005A, (1)

0.61%, 4/8/09	5,800	5,800
		226,565

North Dakota – 0.1%

Cass County Health Facilities Revenue VRDB, Series 2008 A-2, Health Care - Essentia (Assured Guaranty Insured),

0.50%, 4/8/09	7,000	7,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Ohio – 2.9%

American Municipal Power-Ohio, Inc. Revenue VRDB, Series 2006, Combustion Turbine Project (KeyBank N.A. LOC),

0.65%, 4/8/09	$8,540	$8,540

Athens County Port Authority Housing Revenue Bonds, Series 2000, University Housing for Ohio, Inc. Project (Wachovia Bank N.A. LOC),

0.47%, 4/8/09	29,500	29,500

City of Columbus G.O., Citigroup ROCS RR-II-R-11293, (1)

0.60%, 4/8/09	2,920	2,920

Cleveland-Cuyahoga County Port Authority Revenue VRDB, Series 2008, Euclid Avenue Housing Corp. Project (U.S. Bank N.A. LOC),

0.49%, 4/8/09	3,000	3,000

Cuyahoga County Healthcare and Independent Living Facilities Revenue VRDB, Series B, Eliza Jennings Senior Care (Banco Santander Central Hispano LOC),

0.53%, 4/8/09	22,860	22,860

Cuyahoga County Healthcare Facilities Revenue Bonds, McGregor AMASA Stone (KeyBank N.A. LOC),

0.58%, 4/8/09	18,470	18,470

Cuyahoga County Healthcare Facilities Revenue Bonds, Series 2004, A M McGregor Home Project (KeyBank N.A. LOC),

0.58%, 4/8/09	3,450	3,450

Cuyahoga County Revenue VRDB, Subseries 2004-B1, Cleveland Clinic,

0.35%, 4/1/09	11,400	11,400

Franklin County Healthcare Facilities Revenue Refunding Bonds, Series 2005, Chelsea First Community (KBC Bank N.V. LOC),

0.50%, 4/8/09	17,400	17,400

Franklin County Hospital Revenue Refunding Bonds, Series 2008-A, Ohio Health Corp.,

0.46%, 4/8/09	16,480	16,480

Franklin County Hospital Revenue Refunding VRDB, Series 1996-B, U.S. Health Corp. of Columbus (Citibank N.A. LOC),

0.41%, 4/8/09	11,540	11,540

Kent State University Revenue VRDB, Series 2008, General Receipts (KeyBank N.A. LOC),

0.65%, 4/8/09	9,100	9,100

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Ohio – 2.9% continued

Lancaster Port Authority Gas Revenue VRDB, Series 2008,

0.46%, 4/8/09	$29,700	$29,700

Ohio Multifamily Housing Finance Agency Revenue VRDB, Series 2002F, Chambrel at Montrose (FNMA LOC),

0.55%, 4/8/09	6,351	6,351

Ohio State Air Quality Development Authority Revenue Refunding VRDB, Series 2006A, Pollution Control, Firstenergy (KeyBank N.A. LOC),

0.65%, 4/8/09	60,900	60,900

Ohio State Higher Educational Facilities Revenue VRDB, Series 2007, Ohio Dominican University Project (JPMorgan Chase Bank LOC),

0.47%, 4/8/09	13,300	13,300

Ohio State Higher Educational Facility Commission Revenue VRDB, Series 2008 B-2, Cleveland Clinic,

0.30%, 4/1/09	3,550	3,550

Ohio State University Revenue VRDB, Series 2008-B, General Receipts,

0.33%, 4/8/09	22,000	22,000

Richland County Health Care Facilities Revenue Refunding Bonds, Series 2004-A, Wesleyan Senior Living (JPMorgan Chase Bank LOC),

0.51%, 4/8/09	3,695	3,695
		294,156

Oklahoma – 0.3%

Tulsa County Industrial Authority Capital Improvement Revenue VRDB, Series 2003A,

1.50%, 5/15/09	29,000	29,000

Oregon – 0.8%

Clackamas County Hospital Facility Authority Revenue Refunding VRDB, Willamette Series A-1 (Bank of New York LOC),

0.48%, 4/8/09	10,200	10,200

Oregon Health, Housing, Educational and Cultural Facilities Authority Revenue VRDB, Series 95A, Evangelical Lutheran Good Samaritan Hospital (U.S. Bank N.A. LOC),

0.59%, 4/8/09	2,500	2,500

Oregon State Facilities Authority Revenue VRDB, Series 2005A, Quatama Crossing Housing (FNMA LOC),

0.50%, 4/8/09	19,900	19,900

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Oregon – 0.8% continued

Oregon State Facilities Authority Revenue VRDB, Series 2008-B, Peacehealth (U.S. Bank N.A. LOC),

0.35%, 4/8/09	$13,100	$13,100

Series 2008-C, Peacehealth (Wells Fargo Bank N.A. LOC),

0.32%, 4/8/09	10,000	10,000

State of Oregon G.O. TRANS, Series 2008-A,

3.00%, 6/30/09	28,705	28,796
		84,496

Pennsylvania – 1.5%

Berks County Municipal Authority Revenue VRDB, Series 2008-A, Phoebe-Devitt Home Project (Banco Santander Central Hispano LOC),

0.48%, 4/8/09	10,325	10,325

Berks County Reading Hospital Revenue Bonds, Series 2008 A-1, RBC Municipal Products, Inc. Trust, Floaters Series 2008 C-13 (Royal Bank of Canada LOC), (1)

0.57%, 4/8/09	10,000	10,000

Bucks County IDA Hospital Revenue VRDB, Series 2008-A, Grand View Hospital (Toronto-Dominion Bank LOC),

0.37%, 4/8/09	8,500	8,500

Delaware River Port Authority Revenue Refunding VRDB, Series 2008-B (Toronto-Dominion Bank LOC),

0.35%, 4/8/09	23,000	23,000

Haverford Township School District G.O., Series 2009 (Toronto-Dominion Bank LOC),

0.47%, 4/8/09	8,000	8,000

Horizon Hospital System Authority Health and Housing Facilities Revenue VRDB, Series 2005, St. Paul Homes Project (Manufacturers & Traders Trust Co. LOC),

0.59%, 4/8/09	7,800	7,800

Lower Merion School District G.O. VRDB, Series 2009-A, Capital Project (State Street Bank & Trust LOC),

0.43%, 4/8/09	9,000	9,000

Series 2009-B, Capital Project (U.S. Bank N.A. LOC),

0.43%, 4/8/09	4,000	4,000

Pennsylvania Multifamily Housing Finance Agency Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood (Bank of America N.A. LOC),

0.50%, 4/8/09	4,300	4,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Pennsylvania – 1.5% continued

Pennsylvania Turnpike Commission Revenue VRDB, Series 2002B,

1.75%, 4/8/09	$10,000	$10,000

Philadelphia Hospitals and Higher Education Facilities Authority Revenue VRDB, Series 2008-C, Children’s Hospital of Philadelphia,

0.35%, 4/1/09	15,000	15,000

Southcentral General Authority Revenue VRDB, Series 2005, Hanover Lutheran Village Project (Manufacturers & Traders Trust Co. LOC), (1)

0.54%, 4/8/09	8,715	8,715

Southcentral General Authority Revenue VRDB, Series 2008-D, Wellspan Health Obligation Group (SunTrust Bank LOC),

0.45%, 4/8/09	7,700	7,700

State Public School Building Authority Revenue VRDB, Series 2008, North Hills School District Project (RBS Citizens N.A. LOC),

2.50%, 4/8/09	3,900	3,900

Westmoreland County IDA Revenue VRDB, Series C, Retirement Redstone (Bank of Nova Scotia LOC),

0.53%, 4/8/09	19,845	19,845
		150,085

Puerto Rico – 0.5%

Commonwealth of Puerto Rico TRANS, Subseries 2009 A1 (Bank of Nova Scotia LOC),

3.00%, 7/30/09	31,000	31,139

Subseries 2009 A2 (BNP Paribas LOC),

3.00%, 7/30/09	13,000	13,058

Subseries 2009 A3 (Banco Bilbao Vizcaya Argentaria LOC),

3.00%, 7/30/09	10,000	10,045
		54,242

South Carolina – 1.6%

Charleston Waterworks and Sewer Revenue VRDB, Series B, Capital Improvements,

0.55%, 4/8/09	27,200	27,200

Easley Utility Revenue Refunding VRDB, Series 2007 (FSA Corp. Insured),

1.95%, 4/8/09	32,730	32,730

Oconee County PCR Refunding VRDB, Series 1993, Duke Energy Corp. (SunTrust Bank LOC),

0.58%, 4/8/09	42,250	42,250

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

South Carolina – 1.6% continued

Piedmont Municipal Power Agency Electric Revenue VRDB, Series 2008-B (Assured Guaranty Insured),

2.00%, 4/8/09	$20,900	$20,900

South Carolina Jobs EDA Hospital Revenue Bonds, Conway Hospital (Assured Guaranty Insured),

0.40%, 4/1/09	13,200	13,200

South Carolina Jobs EDA Hospital Revenue Bonds, Series 2007-B, CareAlliance Health (Wachovia Bank N.A. LOC),

0.35%, 4/1/09	12,000	12,000

South Carolina Jobs EDA Hospital Revenue VRDB, Series 2006-B, Oconee Memorial Hospital, Inc. (Wachovia Bank N.A. LOC),

0.47%, 4/8/09	9,000	9,000

South Carolina State Housing Finance and Development Authority Multifamily Revenue VRDB, Series 2008, Rental Housing, Brookside Apartments (FHLMC Gtd.),

0.50%, 4/8/09	5,000	5,000
		162,280

South Dakota – 0.1%

South Dakota Health and Educational Facilities Authority Revenue VRDB, Series 2008, Regional Health (U.S. Bank N.A. LOC),

0.40%, 4/1/09	12,965	12,965

Tennessee – 3.1%

Chattanooga Health Educational and Housing Facility Board Revenue VRDB, Series 2004A, Tennessee Health Program-Cumberland Medical (Regions Bank LOC),

1.55%, 4/8/09	20,500	20,500

Clarksville Public Building Authority G.O. VRDB, Series 2001 (SunTrust Bank LOC),

0.58%, 4/8/09	5,400	5,400

Knox County Health, Educational and Housing Facilities Board Revenue Refunding VRDB, Series 2001-A-3, Cookeville Regional Project (AmSouth Bank Birmingham LOC),

1.25%, 4/8/09	2,235	2,235

Knox County Health, Educational and Housing Facilities Board Revenue VRDB, Series B4, Covenant Health (SunTrust Bank LOC),

0.35%, 4/1/09	5,000	5,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Tennessee – 3.1% continued

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue Refunding Bonds, Richland Place, Inc. Project (SunTrust Bank LOC),

0.58%, 4/8/09	$1,000	$1,000

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue Refunding VRDB, Series 2002, Timberlake Project, Multifamily (FNMA Insured),

0.57%, 4/8/09	1,150	1,150

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue VRDB, Series 1996A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.48%, 4/8/09	1,780	1,780

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue VRDB, Series 1997A, Adventist Health System (SunTrust Bank LOC),

0.48%, 4/8/09	1,500	1,500

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Revenue VRDB, Series 2002, Ensworth School Project (SunTrust Bank LOC),

0.58%, 4/8/09	2,155	2,155

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding Bonds, Series 2002, Multifamily Housing, Spinnaker Cove Apartments Project (FNMA Gtd.),

0.57%, 4/8/09	12,155	12,155

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2004, Ridgelake Apartments Project (FHLMC Gtd.),

0.49%, 4/8/09	5,525	5,525

Montgomery County Public Building Authority Revenue Bonds, Series 2004, County Loan Pool (Bank of America N.A. LOC),

0.35%, 4/1/09	7,050	7,050

Municipal Energy Acquisition Corp. Revenue Bonds, Series 1579-2006, Putters (JPMorgan Chase & Co. LOC), (1)

0.54%, 4/8/09	46,550	46,550

Shelby County G.O. Refunding VRDB, Series 2008-B,

1.75%, 4/8/09	26,000	26,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Tennessee – 3.1% continued

Shelby County Health, Educational and Housing Facilities Board Revenue Refunding VRDB, Series 2008, Briarcrest (Regions Bank LOC),

1.04%, 4/8/09	$9,300	$9,300

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Memphis University School Project (SunTrust Bank LOC),

0.69%, 4/8/09	4,200	4,200

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2003, St. Benedict Auburndale High School Project (Regions Bank LOC),

1.04%, 4/8/09	6,400	6,400

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2005, Hutchison School Project (Bank of America N.A. LOC),

0.54%, 4/8/09	9,800	9,800

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series A-1, Gateway Projects (FNMA Gtd.),

0.50%, 4/8/09	5,575	5,575

Sullivan County Health, Educational and Housing Facilities Board Revenue Bonds, Wellmont Health Systems Project (Bank of America N.A. LOC),

0.53%, 4/8/09	35,300	35,300

Tennergy Corp. Gas Revenue Bonds, Series 1258Q, Putters (JPMorgan Chase & Co. LOC), (1)

0.54%, 4/8/09	34,910	34,910

Tennergy Corp. Gas Revenue Bonds, STARS Trust Receipts 1260B (BNP Paribas LOC), (1)

0.54%, 4/8/09	73,995	73,995
		317,480

Texas – 12.4%

Austin Water and Wastewater System Revenue Refunding VRDB, Series 2008 (Dexia Bank Belgium LOC),

2.00%, 4/8/09	15,400	15,400

Bexar County and Clear Creek Revenue Bonds, Series 2007-28, Clipper Tax-Exempt Certificate Trust, (1)

0.59%, 4/8/09	29,500	29,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Texas – 12.4% continued

Crawford Educational Facilities Corp. Revenue Bonds, Series 2005, Prince of Peace Christian School (Wachovia Bank N.A. LOC),

0.48%, 4/8/09	$5,375	$5,375

Series 2008, Prince of Peace Christian School (Wachovia Bank N.A. LOC),

0.48%, 4/8/09	5,500	5,500

Dallas Performing Arts Cultural Facilities Corp. Revenue VRDB, Series 2008-B, Dallas Arts Center Foundation (JPMorgan Chase Bank LOC),

0.40%, 4/1/09	11,225	11,225

Dallas Water and Sewer Revenue Bonds, State Street Clipper Tax-Exempt Certificate Trust 2007-23, (1)

0.69%, 4/8/09	20,000	20,000

Grand Prairie Independent School District G.O. VRDB, Building Bonds (PSF of Texas Gtd.),

1.90%, 8/1/09	28,600	28,600

Grand Prairie Independent School District G.O. VRDB, Series 2004, School Building (PSF of Texas Gtd.),

1.90%, 8/3/09	18,950	18,950

Gulf Coast Waste Disposal Authority PCR Refunding Bonds, Exxon Project,

0.21%, 4/1/09	12,725	12,725

Gulf Coast Waste Disposal Authority PCR Refunding Bonds, Series 1995, Exxon Project (Exxon Mobil Corp. Gtd.),

0.21%, 4/1/09	18,000	18,000

Gulf Coast Waste Disposal Authority PCR Refunding VRDB, Amoco Oil,

0.15%, 4/1/09	31,600	31,600

Harris County Cultural Education Facilities Finance Corp. Medical Facilities Revenue Refunding VRDB, Series 2008-E, Baylor College Medicine (JPMorgan Chase Bank LOC),

0.45%, 4/8/09	16,000	16,000

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-1, Methodist Hospital,

0.30%, 4/1/09	58,100	58,100

Harris County Health Facilities Development Corp. Hospital Revenue Refunding VRDB, Series 2008-A, Baylor College Medicine (Compass Bank LOC),

0.47%, 4/8/09	13,100	13,100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Texas – 12.4% continued

Harris County Health Facilities Development Corp. Hospital Revenue VRDB, Series 2007-B, Baylor College Medicine (JPMorgan Chase Bank LOC),

0.25%, 4/8/09	$29,500	$29,500

Harris County Health Facilities Development Corp. Revenue Refunding VRDB, Series 2008A-1, Methodist Hospital System,

0.30%, 4/1/09	1,000	1,000

Harris County Industrial Development Corp. PCR Bonds, Series 1984, Exxon Project,

0.21%, 4/1/09	9,000	9,000

HFDC of Central Texas, Inc. Retirement Facilities Revenue VRDB, Series 2006 B, Sears Caprock Corp. Project (Banco Santander Central Hispano LOC),

0.48%, 4/8/09	3,275	3,275

HFDC of Central Texas, Inc. Retirement Facilities Revenue VRDB, Series 2006 C, Village Gleannloch Farms (Citibank N.A. LOC),

0.53%, 4/8/09	6,450	6,450

Houston Independent School District G.O. VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.),

1.85%, 6/15/09	45,375	45,375

Irving Independent School District G.O. Revenue VRDB, Series 2004A (PSF of Texas Gtd.),

1.85%, 8/1/09	15,850	15,850

Katy Independent School District G.O. VRDB, Series C, Fort Bend, Harris and Waller Counties, CSH Building (PSF of Texas Gtd.),

0.47%, 4/8/09	14,200	14,200

Lower Colorado River Authority Revenue Bonds, Series 2994, JPMorgan Chase Putters, Transmission Contract (Berkshire Hathaway, Inc. Insured), (1)

0.62%, 4/8/09	2,705	2,705

Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities Revenue Refunding VRDB, Series 2001-A, Exxon Mobil Project,

0.20%, 4/1/09	8,450	8,450

Lubbock Health Facilities Development Corp. Revenue Refunding VRDB, Series 2008-B, St. Joseph Health System (Wachovia Bank N.A. LOC),

0.20%, 4/1/09	66,160	66,160

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Texas – 12.4% continued

Manor Independent School District G.O. VRDB, Series 2006, School Building (PSF of Texas Gtd.),

1.90%, 8/1/09	$11,235	$11,235

North Central Texas Health Facility Development Corp. Hospital Revenue VRDB, Series A, Baylor Health Care Project,

0.40%, 4/8/09	60,990	60,990

Northwest Independent School District G.O., Citigroup ROCS RR-II R-11220 (PSF of Texas Gtd.), (1)

0.60%, 4/8/09	3,970	3,970

Oakbend Medical Center Revenue VRDB, Series 2008 (Regions Bank LOC),

0.95%, 4/1/09	7,000	7,000

Plano Health Facilities Development Corp. Revenue Bonds, Series 2000, YMCA of Metro Dallas Project (Bank of America N.A. LOC),

0.50%, 4/8/09	7,975	7,975

Rockwall Independent School District G.O. VRDB, Series 2006, School Building (PSF of Texas Gtd.),

1.00%, 4/8/09	16,000	16,000

San Antonio Education Facilities Corp. Revenue VRDB, Series 2008, University Incarnate Word Project (JPMorgan Chase Bank LOC),

0.45%, 4/8/09	28,000	28,000

State of Texas G.O., Citigroup Eagle 2006-126 Class A, (1)

0.61%, 4/8/09	51,900	51,900

State of Texas G.O. Refunding, Veterans Housing Assistance Fund I (State of Texas G.O. Gtd.),

0.45%, 4/8/09	5,500	5,500

State of Texas G.O. VRDB, Series 2008, Veterans Housing Assistance Fund II,

1.70%, 4/8/09	45,000	45,000

State of Texas Transportation Community Mobility G.O. Bonds, Citigroup ROCS RR-II-R-12208, (1)

1.04%, 4/8/09	10,165	10,165

Tarrant County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, Series 2008 C-5, Christus Health (Compass Bank LOC),

0.35%, 4/8/09	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Texas – 12.4% continued

Tarrant County Cultural Education Facilities Finance Corp. Revenue VRDB, Adventist Long Term Care (SunTrust Bank LOC),

0.48%, 4/8/09	$9,375	$9,375

Tarrant County Cultural Education Facilities Finance Corp. Revenue VRDB, Series 2008-A, Texas Health Resources,

0.33%, 4/8/09	6,500	6,500

Series 2008-C, Texas Health Resources,

0.20%, 4/1/09	8,530	8,530

Series 2008-E, Texas Health Resources,

0.30%, 4/8/09	4,500	4,500

Series 2008-F, Texas Health Resources,

0.45%, 4/8/09	14,625	14,625

Series 2008-G, Texas Health Resources,

0.35%, 4/1/09	5,350	5,350

Tarrant County Health Facilities Development Corp. Revenue VRDB, Series 1996-A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.48%, 4/8/09	4,010	4,010

Tarrant County Housing Finance Corp. Revenue VRDB, Series 2003, Gateway Arlington Apartments Project (FNMA Gtd.),

0.55%, 4/8/09	8,245	8,245

Texas Municipal Gas Acquisition and Supply Corp. II Revenue Bonds, Series 2007-042-1993B, STARS Certificates, (1)

0.47%, 4/8/09	33,340	33,340

Texas State Transportation Commission First Tier Revenue Bonds, Citigroup ROCS RR-II-R-12011, (1)

1.01%, 4/8/09	6,100	6,100

Texas State Transportation Commission Revenue Bonds, Citigroup ROCS RR-II-R-11612, (1)

0.60%, 4/8/09	13,750	13,750

Texas State Transportation Commission Revenue VRDB, Series B, First Tier,

0.47%, 4/8/09	52,850	52,850

Texas State Turnpike Authority Revenue Bonds, Citi ROCS RR-II-R-12195 (Berkshire Hathaway, Inc. Insured), (1)

0.83%, 4/8/09	15,840	15,840

Texas TRANS, Series 2008,

3.00%, 8/28/09	260,000	261,478

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Texas – 12.4% continued

Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, Sub Lien,

0.20%, 4/1/09	$37,550	$37,550

Travis County Retirement Health Facilities Development Corp. Revenue VRDB, Series C, Querencia Barton Creek (Bank of America N.A. LOC),

0.48%, 4/8/09	2,500	2,500

University of Texas Revenue Bonds, Series 2008-A, Permanent University Fund,

0.15%, 4/8/09	16,500	16,500

Waco Educational Finance Corp. Revenue Refunding VRDB, Series 2008-A, Baylor University,

0.40%, 4/8/09	11,300	11,300
		1,256,118

Utah – 0.5%

Emery County PCR Bonds, Pacificorp (Wells Fargo Bank N.A. LOC),

0.54%, 4/8/09	10,000	10,000

Intermountain Power Agency Supply Revenue Bonds, Citicorp Eagle Trust CR-331 (FSA Corp. Insured), (1)

1.64%, 4/8/09	8,780	8,780

Park City Revenue VRDB, Series 2007, Ski and Snowboard Association (Wells Fargo Bank N.A. LOC),

0.47%, 4/8/09	3,380	3,380

Utah Water Finance Agency Revenue VRDB, Series 2008 B-3,

0.50%, 4/8/09	23,900	23,900
		46,060

Virginia – 1.9%

Alexandria IDA Revenue Refunding VRDB, Series 2005, Goodwin House (Wachovia Bank N.A. LOC),

0.30%, 4/1/09	4,300	4,300

Fairfax County EDA Educational Facilities Revenue VRDB, Series 2003, The Madeira School (Bank of America N.A. LOC),

0.50%, 4/8/09	20,000	20,000

Fairfax County IDA Revenue Bonds, Series 2008C-3,

1.60%, 4/20/09	49,980	49,980

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Virginia – 1.9% continued

Fredericksburg EDA Student Housing Facilities Revenue Refunding VRDB, Series 2008, UMW Apartments Project (Bank of America N.A. LOC),

0.55%, 4/8/09	$10,670	$10,670

Hampton Redevelopment and Multifamily Housing Authority Revenue Refunding VRDB, Hampton Center Apartments Project (FHLMC Insured),

0.49%, 4/8/09	14,510	14,510

Hanover County EDA Revenue Refunding VRDB, Series 2008 D-2, Bon Secours Health (U.S. Bank N.A. LOC),

0.40%, 4/8/09	6,900	6,900

Harrisonburg IDA Revenue Refunding Bonds, Series B, Mennonite Retirement (Citibank N.A. LOC),

0.53%, 4/8/09	11,490	11,490

Loudoun County IDA Revenue VRDB, Series 2003E, Howard Hughes Medical Institute,

0.25%, 4/8/09	41,330	41,330

Lynchburg IDA Revenue Refunding VRDB, Series A, Centra Health (SunTrust Bank LOC),

0.58%, 4/8/09	5,900	5,900

Newport News Redevelopment and Multifamily Housing Revenue Refunding VRDB, Series 2001, Springhouse Apartments Project (FHLMC Gtd.),

0.55%, 4/8/09	13,200	13,200

Prince William County COPS VRDB, Series 2006B (Wachovia Bank N.A. LOC),

0.46%, 4/8/09	6,350	6,350

Richmond IDA Revenue VRDB, Educational Facilities, Church Schools in Diocese (SunTrust Bank LOC),

0.62%, 4/1/09	6,870	6,870
		191,500

Washington – 2.2%

Bremerton County Revenue Bonds, Series 2003, Kitsap Regional Conference Center Parking (Bank of America N.A. LOC),

0.57%, 4/8/09	2,270	2,270

Energy Northwest Electric Revenue Refunding VRDB, Subseries 2008 F-1, Project 3,

1.50%, 4/8/09	53,000	53,000

Subseries 2008 F-2, Project 3,

1.50%, 4/8/09	30,000	30,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Washington – 2.2% continued

Everett Washington Public Facilities District Revenue VRDB, Series 2007,

2.15%, 4/1/09	$1,400	$1,400

Vancouver Housing Authority Revenue Refunding VRDB, Series 2008, Pooled Housing (FHLMC Gtd.),

0.52%, 4/8/09	4,500	4,500

Washington State G.O., Series 1993B, Smith Barney Soc Gen Trust SGB-13, (1)

0.60%, 4/8/09	20,600	20,600

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2003, Association of Community and Migrant Health Centers (U.S. Bank N.A. LOC),

0.55%, 4/8/09	1,985	1,985

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007, St. Martins University Project (KeyBank N.A. LOC),

0.75%, 4/8/09	8,800	8,800

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2008, Seattle Pacific University (U.S. Bank N.A. LOC),

0.45%, 4/8/09	8,600	8,600

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series A, Gonzaga University Project (Bank of America N.A. LOC),

0.45%, 4/8/09	14,479	14,479

Washington State Higher Education Facilities Authority Revenue VRDB, Series 2003A, Cornish College of Arts Project (Bank of America N.A. LOC),

0.60%, 4/8/09	2,100	2,100

Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Series 2003, Emerald Heights Project (Bank of America N.A. LOC),

0.55%, 4/1/09	1,500	1,500

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Bertschi School Project (Bank of America N.A. LOC),

0.55%, 4/8/09	625	625

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series B, St. Thomas School Project (Bank of America N.A. LOC),

0.54%, 4/8/09	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Washington – 2.2% continued

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series C, Skyline at First Hill Project (Bank of America N.A. LOC),

0.48%, 4/8/09	$41,000	$41,000

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2000, Living Care Centers Project (Wells Fargo Bank N.A. LOC),

0.47%, 4/8/09	7,840	7,840

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2000, University Prep Academy Project (Bank of America N.A. LOC),

0.60%, 4/8/09	3,700	3,700

Washington State Revenue Bonds, Series 2007-37, Clipper Tax-Exempt Certificate Trust, (1)

0.64%, 4/8/09	14,740	14,740
		222,139

West Virginia – 0.2%

Cabell County Revenue VRDB, Series 2001, Huntington YMCA (JPMorgan Chase Bank LOC),

1.00%, 4/8/09	3,030	3,030

Monongalia County Building Commission Revenue Refunding Bonds, Series 2005B, Monongalia General Hospital Project (JPMorgan Chase Bank LOC),

0.58%, 4/8/09	12,775	12,775

West Virginia EDA PCR Refunding VRDB, Series 2008-B, Ohio Power Co., Kammer (Royal Bank of Scotland PLC LOC),

0.45%, 4/8/09	6,675	6,675
		22,480

Wisconsin – 2.5%

Milwaukee Redevelopment Authority Revenue VRDB, Series 2007, Riverwest Student Housing Project (Marshall & Ilsley Bank LOC),

0.99%, 4/8/09	9,225	9,225

State of Wisconsin Revenue Bonds, Series 2007-5, Clipper Tax-Exempt Certificate Trust, (1)

0.64%, 4/8/09	25,000	25,000

University of Wisconsin Hospitals and Clinics Authority Revenue Refunding VRDB, Series 2009-A (U.S. Bank N.A. LOC),

0.50%, 4/8/09	4,870	4,870

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Wisconsin – 2.5% continued

Wisconsin Health and Educational Facilities Authority G.O. VRDB, Series 2009-A, Froedtert and Community Health (U.S. Bank N.A. LOC),

0.45%, 4/8/09	$15,000	$15,000

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2003, Mequon Jewish Project (JPMorgan Chase Bank LOC),

0.65%, 4/8/09	6,155	6,155

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2003-C, Mercy Health Systems (Marshall & Ilsley Bank LOC),

2.54%, 4/8/09	6,935	6,935

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2004-B, Community Health (Fifth Third Bank LOC),

3.25%, 4/8/09	4,560	4,560

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2007-B, Newcastle Place, Inc. (Bank of America N.A. LOC),

0.48%, 4/8/09	19,200	19,200

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2008-B, Aurora Health Care (U.S. Bank N.A. LOC),

1.60%, 11/13/09	21,665	21,665

Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds, Series 2007, Mercy Alliance, Inc. (Marshall & Ilsley Bank LOC),

2.54%, 4/8/09	9,300	9,300

Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds, Series 2008 B-1, Marquette University (JPMorgan Chase Bank LOC),

0.53%, 4/8/09	20,000	20,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2001, Lutheran College (U.S. Bank N.A. LOC),

0.40%, 4/1/09	8,000	8,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2001, Riverview Hospital Association (U.S. Bank N.A. LOC),

0.25%, 4/1/09	4,455	4,455

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2002A, Capital Access Pool, Vernon Memorial Hospital (KBC Bank N.V. LOC),

0.40%, 4/1/09	6,895	6,895

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Wisconsin – 2.5% continued

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2003B, Wheaton Franciscan Services (U.S. Bank N.A. LOC),

0.41%, 4/8/09	$30,000	$30,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Meriter Retirement Services, Capital Lakes, Inc. (KBC Bank N.V. LOC),

0.55%, 4/8/09	600	600

Series 2008-B, Meriter Retirement Services, Capital Lakes Inc. (U.S. Bank N.A. LOC),

0.55%, 4/8/09	6,490	6,490

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Hospital (U.S. Bank N.A. LOC),

0.25%, 4/1/09	3,900	3,900

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Watertown Memorial Hospital, Inc. (JPMorgan Chase Bank LOC),

0.48%, 4/8/09	15,000	15,000

Wisconsin School Districts Temporary Borrowing Program COPS TRANS, Series 2008-B, Cash Flow Management Program,

3.00%, 10/30/09	12,500	12,593

Wisconsin Transportation Revenue Bonds, Series 2007-24, Clipper Tax-Exempt Certificate Trust, (1)

0.64%, 4/8/09	21,745	21,745
		251,588

Wyoming – 0.6%

Platte County PCR Bonds, Series 1984A, Tri-State Generation & Transmission (National Rural Utility Cooperative Finance Co. Gtd.),

1.00%, 4/1/09	24,400	24,400

Lincoln County PCR Bonds, Series 1984-A, Exxon Project (Exxon Mobil Corp. Gtd.),

0.21%, 4/1/09	14,690	14,690

Series B, Exxon Project (Exxon Mobil Corp. Gtd.),

0.21%, 4/1/09	15,950	15,950

Uinta County PCR Refunding VRDB, Amoco Project,

0.15%, 4/1/09	9,100	9,100
		64,140

See Notes to the Financial Statements.

MONEY MARKET FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 97.3% continued

Multiple States Pooled Securities – 1.4%

BB&T Municipal Trust, Floaters Series 5002 (Rabobank Group LOC), (1)

0.92%, 4/8/09	$80,670	$80,670

BB&T Municipal Trust Revenue Bonds, Floaters Series 1017 (Branch Banking & Trust Co. LOC), (1)

0.57%, 4/8/09	34,360	34,360

Floaters Series 5001 (Rabobank Group LOC), (1)

0.72%, 4/8/09	30,000	30,000
		145,030
Total Municipal Investments
(Cost $9,902,075)		9,902,075

U.S. GOVERNMENT AGENCY – 2.0% (2)

Federal Home Loan Bank – 2.0%

FHLB Discount Note,

0.01%, 4/1/09	200,000	200,000
Total U.S. Government Agency
(Cost $200,000)		200,000

U.S. GOVERNMENT OBLIGATION – 0.4%

U.S. Treasury Bill – 0.4%

0.01%, 4/2/09	40,000	40,000
Total U.S. Government Obligation
(Cost $40,000)		40,000

Total Investments – 99.7%
(Cost $10,142,075) (3)		10,142,075

Other Assets less Liabilities – 0.3%		28,827
NET ASSETS – 100.0%		$10,170,902

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(3)	The cost for federal income tax purposes was $10,142,075.

Percentages shown are based on Net Assets.

At March 31 2009, the industry sectors (unaudited) for the Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment and Housing and Real Estate	5.0%
Air, Transportation, Water Services and Solid Waste Management	6.8
Educational Services	12.3
Electric Services, Gas and Combined Utilities	8.6
Executive, Legislative and General Government	22.5
General Medical and Surgical, Nursing and Personal Care	9.4
Health Services and Residential Care	12.9
Urban and Community Development, Housing Programs and Social Services	7.5
All other sectors less than 5%	15.0

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Municipal Money Market Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	10,142,075	—
Level 3	—	—

Total	$10,142,075	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 64.2% (1)

Fannie Mae – 15.6%

FNMA Discount Notes,

0.30%, 4/2/09	$4,300	$4,300

0.17%, 4/6/09	2,377	2,377

0.33%, 4/7/09	1,500	1,500

0.36%, 4/8/09	4,000	4,000

1.01%, 4/20/09	5,000	4,997

0.37%, 4/30/09	3,000	2,999

0.33%, 5/1/09	38,113	38,102

0.46%, 5/1/09	32,078	32,066

0.40%, 5/6/09	2,000	1,999

1.75%, 5/6/09	2,100	2,096

0.45%, 5/11/09	7,500	7,496

1.75%, 5/20/09	10,000	9,976

0.45%, 5/28/09	25,000	24,982

0.49%, 6/1/09	17,936	17,921

0.55%, 6/1/09	30,500	30,472

0.37%, 7/1/09	10,177	10,167

0.28%, 7/27/09	5,000	4,995

0.53%, 8/3/09	20,000	19,964

0.50%, 9/1/09	15,000	14,968

0.55%, 9/9/09	10,000	9,975

0.73%, 11/6/09	8,000	7,964

1.00%, 12/10/09	20,700	20,555

0.55%, 12/14/09	8,000	7,969

FNMA FRN,

1.10%, 4/28/09	12,000	11,996

1.18%, 5/5/09	5,000	4,997

FNMA Notes,

4.88%, 4/15/09	25,120	25,163

4.25%, 5/15/09	13,065	13,127

4.20%, 6/8/09	2,000	2,014

6.38%, 6/15/09	10,073	10,197

5.13%, 7/13/09	10,450	10,590

5.38%, 8/15/09	1,440	1,466

4.15%, 9/10/09	2,000	2,031

6.63%, 9/15/09	2,003	2,058
		365,479

Federal Farm Credit Bank – 4.4%

FFCB Bonds,

4.13%, 7/17/09	1,100	1,111

2.70%, 9/23/09	2,625	2,654

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 64.2% (1) continued

Federal Farm Credit Bank – 4.4% continued

FFCB Discount Notes,

2.63%, 7/8/09	$11,000	$10,921

0.55%, 9/18/09	15,000	14,961

FFCB FRN,

0.66%, 4/1/09	5,000	5,000

0.70%, 4/3/09	15,000	14,979

0.39%, 4/16/09	5,000	5,000

0.79%, 4/20/09	17,400	17,400

0.51%, 4/22/09	20,000	20,000

0.51%, 4/25/09	10,000	10,000
		102,026

Federal Home Loan Bank – 26.2%

FHLB Bonds,

2.20%, 4/1/09	3,780	3,780

3.00%, 4/15/09	3,500	3,504

2.35%, 4/21/09	10,000	10,000

2.47%, 4/21/09	10,000	10,012

2.52%, 4/21/09	1,200	1,201

4.75%, 4/24/09	7,930	7,948

2.32%, 4/28/09	1,460	1,462

2.45%, 5/4/09	1,000	1,002

2.57%, 5/5/09	1,000	1,002

2.38%, 5/27/09	3,000	3,003

2.52%, 5/28/09	8,500	8,529

5.25%, 6/12/09	3,950	3,987

5.25%, 6/19/09	1,000	1,010

2.88%, 7/1/09	1,000	1,006

2.56%, 8/4/09	9,275	9,338

5.25%, 8/5/09	1,050	1,067

3.75%, 8/18/09	1,575	1,595

2.25%, 10/2/09	5,000	5,043

4.00%, 11/13/09	2,500	2,549

4.27%, 11/24/09	2,000	2,044

0.85%, 12/29/09	14,875	14,869

FHLB Discount Notes,

0.30%, 4/1/09	25,000	25,000

0.35%, 4/2/09	3,600	3,600

0.40%, 4/2/09	1,000	1,000

0.34%, 4/3/09	30,000	29,999

0.35%, 4/6/09	13,000	12,999

0.33%, 4/8/09	20,000	19,999

See Notes to the Financial Statements.

MONEY MARKET FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 64.2% (1) continued

Federal Home Loan Bank – 26.2% continued

FHLB Discount Notes, continued

0.35%, 4/13/09	$10,000	$9,999

1.20%, 4/14/09	6,000	5,997

0.34%, 4/15/09	10,000	9,999

0.34%, 4/17/09	15,500	15,498

0.35%, 4/20/09	10,000	9,998

0.37%, 4/22/09	25,000	24,995

0.40%, 4/22/09	9,250	9,248

0.40%, 4/24/09	7,000	6,998

0.36%, 4/29/09	10,000	9,997

0.37%, 4/29/09	1,750	1,749

0.37%, 4/30/09	11,953	11,949

0.40%, 5/5/09	1,900	1,899

1.45%, 5/14/09	5,700	5,690

0.43%, 5/15/09	41,175	41,154

0.25%, 5/20/09	5,000	4,998

1.45%, 5/20/09	10,000	9,980

0.25%, 5/26/09	1,946	1,945

1.50%, 5/26/09	20,000	19,954

0.25%, 6/9/09	6,600	6,597

0.48%, 6/26/09	5,000	4,994

0.25%, 6/29/09	4,500	4,497

0.53%, 7/10/09	10,000	9,985

0.54%, 7/15/09	10,000	9,984

0.57%, 7/24/09	35,000	34,937

0.27%, 7/31/09	3,111	3,108

0.37%, 8/5/09	4,500	4,494

0.70%, 9/14/09	9,015	8,986

0.71%, 9/22/09	5,000	4,983

0.71%, 9/23/09	5,000	4,983

0.75%, 11/18/09	5,000	4,976

0.54%, 11/19/09	5,000	4,983

0.55%, 11/23/09	5,000	4,982

0.67%, 11/24/09	10,000	9,956

0.65%, 12/2/09	2,735	2,723

0.80%, 12/4/09	5,000	4,973

0.80%, 12/8/09	7,000	6,961

0.85%, 1/15/10	10,000	9,932

0.85%, 1/21/10	6,400	6,355

1.00%, 3/4/10	3,000	2,972

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 64.2% (1) continued

Federal Home Loan Bank – 26.2% continued

FHLB FRN,

1.16%, 4/14/09	$5,000	$4,999

0.51%, 4/19/09	5,000	4,993

1.13%, 4/28/09	5,000	5,000

0.44%, 4/30/09	10,000	9,994

0.99%, 4/30/09	10,000	10,000

1.04%, 5/5/09	10,000	10,000

1.06%, 5/5/09	5,000	5,000

1.29%, 6/10/09	5,000	5,009

FHLB Notes,

3.20%, 4/14/09	13,000	13,013

5.38%, 7/17/09	2,965	3,007
		615,971

Freddie Mac – 18.0%

FHLMC Discount Notes,

1.05%, 4/1/09	4,775	4,775

0.17%, 4/2/09	3,175	3,175

1.07%, 4/2/09	8,610	8,610

0.30%, 4/3/09	2,000	2,000

0.14%, 4/6/09	5,000	5,000

0.35%, 4/8/09	2,000	2,000

1.10%, 4/8/09	10,000	9,998

0.35%, 4/9/09	11,030	11,029

0.30%, 4/13/09	2,000	2,000

0.98%, 4/13/09	7,000	6,998

0.20%, 4/14/09	11,800	11,799

0.35%, 4/14/09	5,375	5,374

0.16%, 4/17/09	13,670	13,669

0.17%, 4/20/09	7,000	6,999

0.37%, 4/20/09	7,720	7,718

0.40%, 5/4/09	16,945	16,939

1.15%, 5/11/09	5,000	4,994

0.25%, 6/8/09	2,350	2,349

1.20%, 6/8/09	10,000	9,977

1.22%, 6/8/09	9,915	9,892

0.34%, 6/15/09	5,000	4,996

0.28%, 7/7/09	5,000	4,996

0.30%, 7/30/09	2,830	2,827

0.34%, 8/17/09	6,500	6,492

0.60%, 9/21/09	20,000	19,942

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 64.2% (1) continued

Freddie Mac – 18.0% continued

FHLMC Discount Notes, continued

0.62%, 9/22/09	$10,000	$9,970

0.67%, 11/20/09	10,000	9,957

0.73%, 11/23/09	7,000	6,967

0.74%, 11/23/09	5,000	4,976

0.80%, 12/28/09	5,000	4,970

0.89%, 1/4/10	7,000	6,952

0.81%, 1/6/10	5,000	4,968

0.87%, 2/8/10	8,000	7,939

FHLMC FRN,

1.06%, 4/14/09	30,000	29,998

1.23%, 5/24/09	10,000	9,997

1.24%, 6/3/09	10,000	9,996

1.19%, 6/24/09	15,000	14,996

FHLMC Notes,

3.50%, 4/6/09	2,676	2,677

2.35%, 4/7/09	3,000	3,001

2.27%, 4/14/09	59,000	59,041

3.38%, 4/15/09	6,000	6,007

5.00%, 6/11/09	38,140	38,481

4.25%, 7/15/09	3,069	3,103

4.13%, 9/1/09	1,000	1,015

4.13%, 11/18/09	2,500	2,552
		422,111
Total U.S. Government Agencies
(Cost $1,505,587)		1,505,587

U.S. GOVERNMENT OBLIGATIONS – 1.9%

U.S. Treasury Bills – 1.9%

0.04%, 4/23/09	5,000	5,000

0.29%, 5/15/09	5,000	4,998

0.92%, 5/15/09	10,000	9,989

0.23%, 6/11/09	25,000	24,989
Total U.S. Government Obligations
(Cost $44,976)		44,976

Investments, at Amortized Cost
(Cost $1,550,563)		1,550,563

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 34.2%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 3.7% (2)

Morgan Stanley & Co., Inc., dated 3/31/09, repurchase price $25,099

0.07%, 4/1/09	$25,099	$25,099

Societe Generale - New York Branch, dated 3/31/09, repurchase price $25,100

0.13%, 4/1/09	25,100	25,100

UBS Securities LLC, dated 3/31/09, repurchase price $37,649

0.14%, 4/1/09	37,649	37,649
		87,848
(Collateralized at a minimum of 102%) Repurchase Agreements – 30.5% (3)

Bank of America Securities LLC, dated 3/31/09, repurchase price $245,002

0.25%, 4/1/09	245,000	245,000

BNP Paribas Securities Corp., dated 3/31/09, repurchase price $55,000

0.21%, 4/1/09	55,000	55,000

Citigroup Global Markets, Inc., dated 3/31/09, repurchase price $65,534

0.25%, 4/1/09	65,534	65,534

Goldman Sachs & Co., dated 3/31/09, repurchase price $250,001

0.17%, 4/1/09	250,000	250,000

JPMorgan Securities, dated 3/31/09, repurchase price $100,001

0.25%, 4/1/09	100,000	100,000
		715,534
Total Repurchase Agreements
(Cost $803,382)		803,382

Total Investments – 100.3%
(Cost $2,353,945) (4)		2,353,945
Liabilities less Other Assets – (0.3)%		(6,491)
NET ASSETS – 100.0%		$2,347,454

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$65,054	1.75% - 6.25%	8/15/23 - 2/15/37
U.S. Treasury Notes	$24,055	0.88% - 2.00%	4/15/10 - 7/15/15

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$80,575	4.31% - 7.50%	11/1/17 - 3/1/39
FNMA	$385,368	4.00% - 7.50%	3/1/18 - 2/1/39
GNMA	$271,059	4.00% - 8.40%	3/15/24 - 2/15/50

(4)	The cost for federal income tax purposes was $2,353,945.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the U.S. Government Money Market Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$—	$—
Level 2	2,353,945	—
Level 3	—	—

Total	$2,353,945	$—

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.3% (1)

Federal Farm Credit Bank – 12.4%

FFCB Bonds,

2.40%, 5/1/09	$5,000	$5,009

2.70%, 9/23/09	5,000	5,055

FFCB Discount Notes,

0.01%, 4/1/09	125,000	125,000

0.08%, 4/1/09	190,000	190,000

0.10%, 4/6/09	25,000	25,000

0.11%, 4/8/09	25,000	24,999

0.06%, 4/30/09	24,000	23,999

0.30%, 6/16/09	25,000	24,984

0.45%, 8/17/09	25,000	24,957

0.81%, 1/5/10	3,667	3,644

0.73%, 2/9/10	10,000	9,936

FFCB FRN,

0.66%, 4/1/09	10,000	10,000

0.70%, 4/3/09	15,000	14,979

0.69%, 4/10/09	25,000	25,000

0.39%, 4/16/09	10,000	10,000

0.79%, 4/20/09	50,000	50,000

0.51%, 4/22/09	30,000	30,000

0.51%, 4/25/09	20,000	20,000
		622,562

Federal Home Loan Bank – 85.9%

FHLB Bonds,

3.24%, 4/7/09	25,000	25,009

3.00%, 4/15/09	67,700	67,739

2.47%, 4/21/09	20,000	20,023

4.75%, 4/24/09	61,110	61,269

2.65%, 5/6/09	9,000	9,019

2.50%, 5/8/09	17,675	17,714

4.25%, 5/15/09	22,765	22,870

5.38%, 5/15/09	10,500	10,564

2.52%, 5/28/09	20,000	20,068

5.13%, 6/4/09	16,325	16,458

2.63%, 6/10/09	17,030	17,100

2.73%, 6/10/09	2,000	2,009

5.25%, 6/12/09	39,465	39,838

3.00%, 6/19/09	1,700	1,709

3.13%, 6/19/09	25,000	25,152

3.04%, 7/17/09	5,000	5,036

3.10%, 7/27/09	5,000	5,041

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.3% (1) continued

Federal Home Loan Bank – 85.9% continued

FHLB Bonds, continued

2.56%, 8/4/09	$17,000	$17,111

4.15%, 8/4/09	10,315	10,444

5.13%, 8/5/09	10,530	10,609

5.25%, 8/5/09	15,000	15,242

4.50%, 8/11/09	3,000	3,045

2.00%, 8/18/09	20,450	20,559

3.75%, 8/18/09	41,480	41,994

4.38%, 9/11/09	2,340	2,380

5.25%, 9/11/09	24,715	25,220

5.00%, 9/18/09	4,455	4,545

2.25%, 10/2/09	13,205	13,308

3.26%, 10/2/09	4,000	4,055

5.00%, 10/2/09	27,000	27,553

4.00%, 10/29/09	10,000	10,191

3.50%, 11/3/09	12,500	12,703

4.25%, 11/20/09	24,505	25,054

1.15%, 12/11/09	19,430	19,448

5.00%, 12/11/09	38,000	39,085

3.00%, 12/15/09	13,300	13,518

3.38%, 12/18/09	3,000	3,060

0.85%, 12/29/09	30,000	29,987

3.50%, 1/6/10	12,090	12,333

FHLB Discount Notes,

0.10%, 4/1/09	1,244,839	1,244,839

0.30%, 4/1/09	50,000	50,000

0.05%, 4/2/09	174,749	174,749

0.26%, 4/2/09	20,000	20,000

0.28%, 4/3/09	31,000	30,999

0.34%, 4/3/09	65,000	64,999

0.15%, 4/8/09	3,100	3,100

0.33%, 4/8/09	30,000	29,998

0.36%, 4/8/09	18,200	18,199

0.10%, 4/9/09	20,000	20,000

0.32%, 4/9/09	25,000	24,998

0.10%, 4/14/09	16,660	16,659

0.20%, 4/15/09	5,600	5,600

0.21%, 4/15/09	28,000	27,998

0.34%, 4/15/09	15,000	14,998

0.40%, 4/15/09	17,200	17,197

0.03%, 4/16/09	7,800	7,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.3% (1) continued

Federal Home Loan Bank – 85.9% continued

FHLB Discount Notes, continued

0.17%, 4/16/09	$6,670	$6,669

0.08%, 4/17/09	17,000	16,999

0.37%, 4/17/09	18,050	18,047

0.15%, 4/20/09	3,200	3,200

0.19%, 4/20/09	20,180	20,178

0.20%, 4/20/09	4,000	4,000

0.35%, 4/20/09	15,000	14,997

0.36%, 4/21/09	19,915	19,911

0.36%, 4/22/09	36,625	36,617

0.37%, 4/22/09	50,000	49,989

0.01%, 4/23/09	61,099	61,099

0.15%, 4/23/09	12,147	12,146

0.22%, 4/23/09	15,400	15,398

0.04%, 4/24/09	15,000	15,000

0.05%, 4/24/09	10,000	10,000

0.08%, 4/24/09	18,000	17,999

0.36%, 4/24/09	25,000	24,994

0.10%, 4/27/09	9,100	9,099

0.17%, 4/27/09	20,000	19,998

0.13%, 4/29/09	15,000	14,998

0.36%, 4/29/09	15,000	14,996

0.39%, 5/4/09	17,200	17,194

0.13%, 5/5/09	2,500	2,500

0.20%, 5/6/09	1,265	1,265

1.15%, 5/13/09	20,000	19,973

0.15%, 5/18/09	15,000	14,997

0.20%, 5/18/09	5,000	4,999

1.17%, 5/18/09	17,200	17,174

1.60%, 5/18/09	75,000	74,843

0.40%, 5/20/09	16,000	15,991

1.45%, 5/20/09	50,000	49,901

0.41%, 5/22/09	25,000	24,985

1.50%, 5/26/09	100,000	99,771

0.19%, 5/27/09	20,000	19,994

0.23%, 5/27/09	18,000	17,994

1.60%, 5/28/09	50,000	49,873

0.18%, 5/29/09	37,668	37,657

0.23%, 6/1/09	40,000	39,984

1.20%, 6/1/09	5,000	4,990

0.33%, 6/5/09	10,000	9,994

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.3% (1) continued

Federal Home Loan Bank – 85.9% continued

FHLB Discount Notes, continued

0.34%, 6/5/09	$25,000	$24,985

0.47%, 6/5/09	16,950	16,936

0.35%, 6/10/09	39,000	38,973

0.33%, 6/15/09	25,000	24,983

0.31%, 6/16/09	25,000	24,984

0.33%, 6/16/09	15,000	14,990

0.27%, 6/22/09	10,000	9,994

0.32%, 6/26/09	10,000	9,992

0.48%, 6/26/09	10,000	9,989

0.28%, 7/1/09	3,425	3,423

0.53%, 7/10/09	20,000	19,971

0.54%, 7/15/09	20,000	19,968

0.55%, 7/15/09	19,351	19,320

0.57%, 7/24/09	75,000	74,865

0.55%, 8/24/09	11,950	11,924

0.60%, 9/2/09	25,000	24,936

0.60%, 9/9/09	23,143	23,081

0.59%, 9/15/09	10,000	9,973

0.71%, 9/22/09	10,000	9,966

0.71%, 9/23/09	10,000	9,966

0.75%, 11/18/09	25,000	24,880

0.54%, 11/19/09	10,000	9,965

0.55%, 11/23/09	11,000	10,960

0.73%, 12/1/09	1,800	1,791

0.78%, 12/1/09	5,000	4,974

0.80%, 12/4/09	5,000	4,973

0.80%, 12/8/09	15,000	14,916

0.80%, 12/9/09	5,000	4,972

0.79%, 12/10/09	21,750	21,629

0.93%, 12/11/09	50,000	49,672

0.93%, 12/14/09	19,832	19,700

0.85%, 12/16/09	3,165	3,146

0.75%, 12/23/09	10,000	9,945

0.55%, 12/29/09	10,000	9,958

0.82%, 1/11/10	16,313	16,207

0.85%, 1/15/10	15,000	14,898

0.80%, 1/19/10	5,000	4,967

0.96%, 2/1/10	10,000	9,918

0.90%, 2/8/10	5,000	4,961

1.00%, 2/10/10	5,000	4,956

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.3% (1) continued

Federal Home Loan Bank – 85.9% continued

FHLB Discount Notes, continued

1.00%, 2/26/10	$8,124	$8,049

1.00%, 3/4/10	5,000	4,953

FHLB FRN,

1.16%, 4/14/09	15,000	14,996

0.51%, 4/19/09	15,000	14,979

0.44%, 4/23/09	30,000	29,975

1.13%, 4/28/09	10,000	9,999

0.44%, 4/30/09	20,000	19,988

0.99%, 4/30/09	20,000	20,000

1.29%, 4/30/09	30,000	30,028

1.04%, 5/5/09	20,000	20,000

1.06%, 5/5/09	10,000	10,000

1.29%, 6/10/09	10,000	10,018

FHLB Note,

3.20%, 4/14/09	30,000	30,031
		4,304,231
Total U.S. Government Agencies
(Cost $4,926,793)		4,926,793

U.S. GOVERNMENT OBLIGATIONS – 2.0%

U.S. Treasury Bills – 2.0%

0.04%, 4/23/09	10,000	10,000

0.17%, 5/14/09	50,000	49,989

0.92%, 5/15/09	15,000	14,983

0.23%, 6/11/09	25,000	24,989
Total U.S. Government Obligations
(Cost $99,961)		99,961

Investments, at Amortized Cost
(Cost $5,026,754)		5,026,754

Total Investments – 100.3%
(Cost $5,026,754) (2)		5,026,754
Liabilities less Other Assets – (0.3)%		(15,784)
NET ASSETS – 100.0%		$5,010,970

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)	The cost for federal income tax purposes was $5,026,754.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the U.S. Government Select Money Market Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	5,026,754	—
Level 3	—	—

Total	$5,026,754	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2009

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABAG	Association of Bay Area Governments	IDR	Industrial Development Revenue
AMT	Alternative Minimum Tax	LOC	Letter of Credit
COPS	Certificates of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	PSF	Permanent School Fund
EDA	Economic Development Authority	RANS	Revenue Anticipation Notes
FDIC	Federal Deposit Insurance Corporation	ROCS	Reset Option Certificates
FFCB	Federal Farm Credit Bank	SFM	Single Family Mortgage
FHLB	Federal Home Loan Bank	SGB	Societe Generale Bank
FHLMC	Freddie Mac	Soc Gen	Societe Generale
FNMA	Fannie Mae	STARS	Short Term Adjustable Rate Securities
FRN	Floating Rate Notes	TANS	Tax Anticipation Notes
FSA	Financial Security Assurance	TRANS	Tax and Revenue Anticipation Notes
GNMA	Government National Mortgage Association	TSB	Trustee Savings Bank
G.O.	General Obligation	VRDB	Variable Rate Demand Bonds
Gtd.	Guaranteed	VRDN	Variable Rate Demand Note
IDA	Industrial Development Authority
IDB	Industrial Development Board

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN FUNDS ANNUAL REPORT	63	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 41 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (collectively, the “Funds”) are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s money market funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Amortized cost was not deemed to approximate fair value for certain investments in the Money Market Fund. The valuation methodology for such investments is described on page 25 of this annual report.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

Each Fund may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2009, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain money market funds receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market and Municipal Money Market Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2009

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the net asset values (“NAV”) of the Funds.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At March 31, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follow:

Amounts in thousands	MARCH 31, 2017
Municipal Money Market	$47
U.S. Government Money Market	3

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2009, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	UNREALIZED LOSS
California Municipal Money Market	$106	$263	$ —
Money Market	—	3,474	(10,269)
Municipal Money Market	2,232	334	—
U.S. Government Money Market	—	27	—
U.S. Government Select Money Market	—	78	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$20,776	$188
Money Market	—	145,326
Municipal Money Market	112,464	1,388
U.S. Government Money Market	—	23,651
U.S. Government Select Money Market	—	29,948

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$37,072	$251
Money Market	—	503,836
Municipal Money Market	170,539	429
U.S. Government Money Market	—	39,778
U.S. Government Select Money Market	—	50,032

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN FUNDS ANNUAL REPORT	65	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

At March 31, 2009, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET DEPRECIATION	COST BASIS OF SECURITIES
Money Market	$ —	$(10,269)	$(10,269)	$9,887,591

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds adopted the provisions of FIN 48 on April 1, 2008 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Funds. As of March 31, 2009, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2006 through March 31, 2008 remain subject to examination by the Internal Revenue Service.

3. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted LIBOR rate and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an IBOR loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears. The agreement will expire on December 10, 2009, unless renewed. Prior to December 11, 2008, the borrowings by the Trust bore an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2009, the Funds did not have any outstanding loans. The Funds did not incur any interest expense for the fiscal year ended March 31, 2009.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year ended March 31, 2009, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
California Municipal Money Market	0.40%	0.55%
Money Market	0.40%	0.55%
Municipal Money Market	0.40%	0.55%
U.S. Government Money Market	0.40%	0.55%
U.S. Government Select Money Market	0.40%	0.55%

The reimbursements described above are voluntary and may be modified or terminated at any time.

Each Fund bears the expense of participation in the U.S. Department of the Treasury’s Temporary Guaranty Program without regard to the expense limitations.

In addition, in order to avoid a negative yield, the investment adviser may reimburse expenses or waive advisory fees of a Fund. Any such expense reimbursement or waiver would be voluntary and could be implemented or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2009, the investment adviser waived fees or reimbursed expenses of the California Municipal Money Market, Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds. The amounts waived are included in the Statements of Operations.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2009

thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

Prior to January 1, 2009, the Funds had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Funds. NTI, as the sole administrator, provides the administrative services formerly provided to the Funds by PNC Global Investment Servicing. The administration fee rate payable by the Funds is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.15 percent of the average daily net assets of the respective Funds. As of January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEDMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$6,313,364	$5,040	$(6,301,571)	$16,833
Money Market	36,370,063	61,177	(38,007,141)	(1,575,901)
Municipal Money Market	30,358,294	20,261	(27,533,148)	2,845,407
U.S. Government Money Market	13,964,921	8,194	(13,459,216)	513,899
U.S. Government Select Money Market	17,179,909	9,275	(14,552,756)	2,636,428

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEDMED	NET INCREASE IN NET ASSETS
California Municipal Money Market	$6,594,258	$10,374	$(6,271,710)	$332,922
Money Market	42,734,265	202,775	(42,775,831)	161,209
Municipal Money Market	26,070,581	33,836	(24,649,522)	1,454,895
U.S. Government Money Market	7,243,670	17,766	(6,250,811)	1,010,625
U.S. Government Select Money Market	7,864,108	16,743	(6,523,507)	1,357,344

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

NORTHERN FUNDS ANNUAL REPORT	67	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued MARCH 31, 2009

6. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Northern Money Market Fund (the “Fund”). The Corporation currently has a First Tier credit rating. The CSA will expire no later than November 6, 2009.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Fund and investors in the Fund. The Corporation will not receive any consideration from the Fund. Under the CSA, the Corporation has committed to provide capital to the Fund in the event that the Fund realizes a loss on the Whistlejacket Capital LLC Security (the “Security”), in an amount sufficient for the Fund to maintain its NAV per share at no less than the minimum permissible NAV, which is $0.9990. The Fund will promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualify as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees may, at its option, cause the Fund to sell the Security at any time if it determines that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Fund, is insufficient to maintain the minimum permissible NAV of $0.9990. The CSA provides support in the maximum amount of $42,500,000. The maximum contribution amount may be increased at any time as agreed by the Corporation and the Trust.

The value of the CSA may increase or decrease as a result of changes in the value of the Security or other factors prior to the actual payment of a capital contribution by the Corporation to the Fund. No events occurred during the period which required the actual payment of a capital contribution to the Fund.

The maximum value of the CSA is limited to the maximum contribution amount.

As of March 31, 2009, the amortized cost and fair value of the Security is as follows:

AMORTIZED COST (000S)	FAIR VALUE (000S)
$65,358	$32,504

Additional information regarding the CSA can be found in the Fund’s financial statements and schedule of investments.

7. U.S. DEPARTMENT OF THE TREASURY’S TEMPORARY GUARANTY PROGRAM

On October 3, 2008, the Board of Trustees of the Northern Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for Money Market Funds. The Program protects the NAV of certain shares of a shareholder of record in the Funds at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Fund, if the Fund’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be guaranteed. If a customer closes his or her account with the Funds or a broker-dealer or other intermediary, any future investment in the Funds will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund. Each Fund will bear the expense of its participation in the Program without regard to any expense limitations currently in place. The fee for participation in the Program was 0.01 percent of the NAV of the Fund.

On December 3, 2008, the Board of Trustees of the Northern Funds approved the participation by each of the Funds in the extension (the “Extension”) of the Program. The fee for participation in the Extension was 0.015 percent of the NAV of the Fund as of September 19, 2008.

Each Fund bore the expense of its participation in the Program without regard to any expense limitations then in place and, therefore, all shareholders bore such expense irrespective of the extent of their coverage. The fees for participation in the Program are included in other expenses in the Statements of Operations.

8. SUBSEQUENT EVENT

On April 8, 2009, the Board of Trustees of Northern Funds approved the participation by each of the Funds in the subsequent extension (the “Subsequent Extension”) of the Program. The Program was previously due to expire on April 30, 2009. The Subsequent Extension terminates on September 18, 2009, and the Treasury Department currently has no authority to extend the Program beyond that date. Each Fund will continue to bear the expense of its participation in the Program without regard to any expense limitations currently in place. The fee for participation is 0.015 percent of the NAV of the Fund as of September 19, 2008.

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2009

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX INFORMATION	MARCH 31, 2009 (UNAUDITED)

During the fiscal year ended March 31, 2009, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 99.10% and Municipal Money Market 99.78%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004 and before January 1, 2010. The Trust designates the following percentages as Qualified Interest Income (QII) for the fiscal year ended March 31, 2009:

Money Market	100%
U.S. Government Money Market	100%
U.S. Government Select Money Market	100%

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2009 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008 through March 31, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/08 - 3/31/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.59%	$1,000.00	$1,003.60	$2.95
Hypothetical	0.59%	$1,000.00	$1,021.99	$2.97	**

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.59%	$1,000.00	$1,002.00	$2.94
Hypothetical	0.59%	$1,000.00	$1,021.99	$2.97	**

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.58%	$1,000.00	$1,004.30	$2.90
Hypothetical	0.58%	$1,000.00	$1,022.04	$2.92	**

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.57%	$1,000.00	$1,002.40	$2.85
Hypothetical	0.57%	$1,000.00	$1,022.09	$2.87	**

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.55%	$1,000.00	$1,001.60	$2.74
Hypothetical	0.55%	$1,000.00	$1,022.19	$2.77	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 65 Trustee since 2005

•    Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•    Director of Big Shoulders Fund since 1997;

•    Director of Children’s Memorial Hospital since 1997;

•    Trustee of DePaul University since 1998;

•    Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•    Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•    Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•    Member and Director of the Illinois Venture Capital Association since 2001;

•    Trustee at Dominican University from 1996 to 2005;

•    Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•    Member of the Board of Governors of The Metropolitan Club since 2003;

•    Member of the Advisory Board of AAVIN Equity Partners since 2005;

•    Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•    Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•    CEO of Chicago Housing Authority from 2006 to 2007;

•    Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•    Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•    Director of Commonwealth Edison since 2007;

•    President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex—35 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2009 (UNAUDITED)

NON-INTERESTED TRUSTEES continued
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (92 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation.
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	73	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company since 1994; Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

MONEY MARKET FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2009 (UNAUDITED)

OFFICERS OF THE TRUST continued
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NORTHERN FUNDS ANNUAL REPORT	75	MONEY MARKET FUNDS

MONEY MARKET FUNDS

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MONEY MARKET FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

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NORTHERN FUNDS ANNUAL REPORT	77	MONEY MARKET FUNDS

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MONEY MARKET FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET FUND1,2

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND2

U.S. GOVERNMENT MONEY

    MARKET FUND3

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND3

ALL FUNDS: An investment in the Funds is not insured or guaranteed by the FDIC or any other governmental agency. Although the Funds seek to maintain a value of $1.00 per share, it is possible to lose money.

1 Regional Investment/Non-Diversification Risk: The geographical concentration of portfolio holdings in this Fund involve increased risk.

2 Tax-Free/AMT Risk: Tax-exempt funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

3 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of a fund’s portfolio and not the fund’s shares.

NORTHERN FUNDS ANNUAL REPORT	79	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

20	SCHEDULES OF INVESTMENTS

20	BOND INDEX FUND

53	FIXED INCOME FUND

58	GLOBAL FIXED INCOME FUND

61	HIGH YIELD FIXED INCOME FUND

67	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

69	U.S. GOVERNMENT FUND

71	ABBREVIATIONS AND OTHER INFORMATION

72	NOTES TO THE FINANCIAL STATEMENTS

78	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

79	TAX INFORMATION

80	FUND EXPENSES

82	TRUSTEES AND OFFICERS

87	INVESTMENT CONSIDERATIONS

88	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

BOND INDEX FUND

PORTFOLIO MANAGEMENT COMMENTARY

The last 12 months have seen one of the most turbulent markets in the last 50 years, as the ongoing credit crisis and the collapse of several major financial firms spurred a high level of volatility. In September, as the credit crisis intensified, the U.S. government seized control of Fannie Mae and Freddie Mac. One week later, investment bank Lehman Brothers filed for bankruptcy and the government took control of insurer AIG as it came close to going into bankruptcy. Next, giant thrift Washington Mutual was seized by the FDIC and sold to JP Morgan. These developments led to several innovative moves by the Federal Reserve, and 2009 started on an optimistic note. However, worries over the financial system and the economy returned and the market remained under pressure. In March, the Treasury announced a plan to buy bad debt from the banks, which led to a more positive tone in the market.

Yields fell almost uniformly along the Treasury bond yield curve over the 12-month period ended March 31, 2009. The yield on the two-year note decreased by 79 basis points, while the five-year decreased by 78 basis points and the 10-year yield by 75 basis points. The yield on the 30-year bond decreased by 76 basis points. The result was a slight steepening of 3 basis points between two and 30 years.

Overall, on a duration-adjusted basis, the Barclays Capital U.S. Aggregate Bond Index underperformed U.S. Treasury securities for the 12-month period, returning 3.12%. Among sectors within the Index, commercial mortgage-backed securities underperformed U.S. Treasuries by the widest margin for the 12-month period, followed by corporate bonds. The 3.24% return of the Fund was ahead of the Index for the 12-month period due to the fact that the Fund does not invest in all securities within the Index, but rather a sample portfolio. We continue to invest in a sampling of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
BOND INDEX	3.24%	5.24%

BARCLAYS CAPITAL U.S. AGGREGATE INDEX	3.12	5.06

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 87.

PORTFOLIO MANAGER

LOUIS D’ARIENZO With Northern Trust since 2003

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
TOTAL NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$10.14
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.44%
NET EXPENSE RATIO	0.25%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

Investors will likely debate the root causes of the financial market meltdown for years to come. The deleveraging process accelerated over the past 12 months, as the ability of both consumers and institutions to obtain financing remains constrained. Bank balance sheets are clogged with investments made earlier at materially higher prices and under less onerous terms. The securitization market is virtually shut down for multiple asset classes. The actions taken by the government to help stabilize the market are unprecedented, including taking equity stakes in numerous financial institutions, putting Fannie Mae and Freddie Mac into conservatorship, and attempting to partner with private investors in the recently proposed Public Private Investment Program, or PPIP.

The Obama administration re-branded the Troubled Assets Relief Program the Financial Stability Plan in an effort to distance the new administration from the prior one, despite the similarities in suggested market remedies. The PPIP component of the plan offers some promise to unclog toxic assets on bank balance sheets, but the demonization of the financial sector by much of Congress and the press is deterring the participation of many healthy firms. In the short-to-intermediate term we are content to invest alongside the government. On a secular basis, we are uneasy regarding the consequences of government involvement in markets and the corresponding impact on wealth creation.

While the Fund’s return of 2.68% for the 12-month period ended March 31, 2009 lagged the 3.13% performance of the benchmark, performance was solid for the period versus the Fund’s peers. In particular, the Fund’s asset allocation helped returns, relative to peers, as we generally avoided the more volatile asset classes that materially underperformed. During the year, we favored Treasury, agency and mortgage-backed securities at the expense of corporate and commercial mortgage-backed issues. The Fund did not fare as well versus the benchmark with respect to security selection, which proved difficult even within some of the higher quality sectors, and detracted from results. We believe that heightened market volatility can provide opportunities for the Fund to add value, but we remain conservative in overall positioning as economic fundamentals continue to weaken.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
FIXED INCOME	2.68%	3.20%	4.58%	5.50%

BARCLAYS CAPITAL U.S. AGGREGATE INDEX	3.13	4.13	5.70	6.39

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

Information about Investment Considerations can be found on page 87.

PORTFOLIO MANAGER

COLIN A. ROBERTSON With Northern Trust since 1999

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$963 MILLION
NET ASSET VALUE	$9.77
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.99%
NET EXPENSE RATIO	0.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

GLOBAL FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2009 encompassed one of the most turbulent trading periods ever witnessed. Initially, market participants weighed the prospects for faltering global growth stemming from the credit crunch against a commodity-driven inflationary threat. This dilemma was dramatically resolved in late summer. From September onwards, a litany of events threatened a systemic failure of the financial system that was averted only by massive government intervention around the globe. In the United States alone, Freddie Mac and Fannie Mae were placed into conservatorship, Lehman Brothers filed for Chapter 11 bankruptcy, Bank of America acquired Merrill Lynch to help the brokerage firm avoid a similar fate, insurer AIG received an emergency loan to avert a “disorderly failure” and the money market fund industry saw the share price for one of its funds fall below a dollar. Similar rescues, failures and bailouts occurred across Europe and, to a lesser extent, Asia Pacific.

As a result of the events surrounding the September failure of Lehman Brothers, global economic activity, already slowing, came to a shuddering halt. All measures of confidence and output registered multi-year lows and remained there through the first quarter of 2009. Unsurprisingly, central banks responded by slashing interest rates close to zero, increasing the provision of liquidity and exploring ever-more-targeted means of averting repeats of the Great Depression or Japan’s lost decade. Given the extreme nature of the developments in the financial markets, we positioned the Fund with modest overweight duration in the U.S., U.K. and Europe yield curves based on our expectation that government bonds would continue to be in demand.

The Fund returned -3.27% for the 12-month period, compared with a total return of -2.62% for the J.P. Morgan Government Bond Index Global benchmark. Global government bonds outperformed amid plummeting interest rates and a global flight to quality. In the United States, absolute yield declines lagged other markets, but only because the process of cutting rates was further advanced. Across sovereign debt markets, participants began to question the creditworthiness of even the largest economies. Currencies exhibited remarkable volatility in keeping with price action across all capital markets. On a trade-weighted basis, the U.S. dollar rose some 19% in 12 months, based on greatly diminished risk appetite on the part of investors globally.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL FIXED INCOME	–3.27%	3.73%	4.43%	5.21%

J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL	–2.62	4.80	5.86	6.36

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Information about Investment Considerations can be found on page 87.

PORTFOLIO MANAGER

ALI K. BLEEKER With Northern Trust since 2000

DAVID BLAKE With Northern Trust since 2008 (not pictured)

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOIFX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$80 MILLION
NET ASSET VALUE	$11.25
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.39%
NET EXPENSE RATIO	1.15%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND

PORTFOLIO MANAGEMENT COMMENTARY

The fiscal year saw severe disruption in the financial markets. The financial system came close to complete failure following the bankruptcy of Lehman Brothers in September. The result was an almost unprecedented level of government intervention in financial markets. Financial institutions were nationalized or forced into mergers, the government injected capital into the banking, insurance and automotive industries, various programs were initiated to inject liquidity and free the system from distressed assets and two stimulus plans were passed. The financial market turmoil negatively impacted the broader economy. By the end of the period, GDP had shown a decline of 6.3%, jobless claims were near record levels and unemployment reached 8.5%.

The high-yield bond market posted negative returns for the 12-month period ended March 31, 2009, as the Fund’s benchmark returned -18.56%. The total return for the Fund during the period was -11.88%. During the past 12 months, the lowest-rated high-yield issuers underperformed by the greatest amount. Bonds rated BB generated a -8.80% return, while B-rated bonds returned -20.65% and CCC-rated bonds returned -37.17%. As a result, the Fund’s relatively defensive strategy throughout the 12-month period helped performance. We increased the Fund’s weighting to BB-rated credits and added short-term investment-grade issues with yields comparable to or higher than high-yield credits of similar maturity. An overweight position in B-rated credits was reduced, and credits rated CCC and below were significantly underweighted. The Fund held overweight positions in defensive sectors such as supermarkets, health care and non-wireless telecommunications. The Fund underweighted sectors such as gaming, technology and basic industries, which significantly underperformed. All of these factors benefited relative performance. Although defensive positioning drove performance over the entire period, it was also responsible for periods of underperformance during market rallies in the first and last three months of the 12-month period.

Financial markets are now searching for the start of an economic recovery. However, the financial system is still burdened by distressed assets, credit is constrained, earnings are expected to be weak, unemployment is increasing and consumer confidence is low. Although there may be periods of positive sentiment, further difficulties for the economy and financial markets still continue.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD FIXED INCOME	–11.88%	0.70%	3.02%	3.14%

BARCLAYS CAPITAL U.S. CORP HIGH YIELD 2% ISSUER CAP INDEX	–18.56	–0.03	2.75	2.87

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Investment Considerations can be found on page 87.

PORTFOLIO MANAGERS

RICHARD J. INZUNZA With Northern Trust since 2007

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
TOTAL NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$5.89
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	1.01%
NET EXPENSE RATIO	0.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

PORTFOLIO MANAGEMENT COMMENTARY

The global financial markets experienced an unusually high degree of stress during the past 12 months. Selling pressure across a variety of asset classes, along with forced selling from institutional investors who were compelled to raise cash, sparked a massive “flight to quality” into U.S. Treasury issues. In response to these developments, the Federal Reserve lowered its target overnight rate from 2% to a range of 0% to 0.25%. Perhaps the most important change was in the language of the statement that accompanied the rate cut, in which the Fed mentioned the possible purchase of U.S. Treasuries, agency notes and mortgage-backed securities.

Economic news remained discouraging. More than one million people lost their jobs, housing prices continued their slide, and consumer spending fell. A steep decline in commodity prices reduced pressure on headline inflation, leading to signs of outright deflation. To counter this, the U.S. government announced several more unconventional policy programs designed to aid confidence in the financial markets. Direct purchases of agencies and mortgage-backed securities caused the relative performance of these sectors to improve, while FDIC-backed government guarantees allowed certain financial institutions to raise needed capital. Still, the yield on the two-year note declined from 1.62% to 0.81% during the annual period, while the yield on the 10-year fell from 3.43% to 2.68%.

During the 12-month period ended March 31, 2009, the Fund’s 4.89% return slightly underperformed the 4.97% return of its benchmark, the Barclays Capital 1-5 Year U.S. Government Index. Our conservative positioning with respect to agency notes, along with our timely trading of mortgage-backed securities, helped performance. Our yield curve and duration positioning were also positive contributors during the period. We continue to focus on securities that offer liquidity and government guarantees as we await more clarity in the economic outlook.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION
SHORT-INTERMEDIATE U.S. GOVERNMENT	4.89%	5.85%	3.51%	4.63%

BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT INDEX	4.97	6.77	4.33	5.36

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 87.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$558 MILLION
NET ASSET VALUE	$10.62
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	1.00%
NET EXPENSE RATIO	0.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets worldwide experienced a degree of stress not seen in decades during the past 12 months. As financial contagion spread, liquidity dried up as balance sheets became stretched. Several Wall Street firms and large banks succumbed to the pressures, resulting in mergers, bankruptcies and government bailouts. Deleveraging across a variety of asset classes, along with investors’ need for liquidity, led to a massive flight to safety. Government financing needs brought a sharp rise in the supply of U.S. Treasuries, which offset some of the increased demand for safety and liquidity. The yield on the 10-year note fell from 3.43% to 2.68%. The yield on the two-year note fell to 0.81%, compared with 1.62% one year ago.

Economic data continued to deteriorate during the period. Unemployment rose sharply, housing prices continued to slide and consumer spending declined. A sharp downturn in commodity prices reduced pressure on headline inflation and sparked increased concerns about outright deflation. In response to these developments, the Federal Reserve abandoned its typical target rate and adopted a range between 0% and 0.25% at its December meeting. In the language of the statement that accompanied the rate cut, the Fed mentioned possible outright purchases of U.S. Treasuries, mortgage-backed securities and agency notes — a very important change. The U.S. government also announced several more unconventional policy programs designed to boost confidence in the financial markets. Yield spreads and mortgage rates tightened considerably relative to Treasuries in the final three months of the period, when the focus on government programs dominated trading.

During the 12-month period ending March 31, 2009, the Fund returned 6.26%, outperforming the 5.99% return of its benchmark, the Barclays Capital Intermediate U.S. Government Index. Our conservative positioning with respect to agencies, along with our timely trading of mortgage-backed securities, helped performance. The Fund’s yield curve and duration positioning were also positive contributors during the period. We are maintaining an overweight to higher-quality securities given continued instability in the broader investment environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. GOVERNMENT	6.26%	3.97%	5.06%	5.37%

BARCLAYS CAPITAL INTERMEDIATE U.S. GOVERNMENT INDEX	5.99	4.82	5.76	6.10

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate U.S. Government Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Information about Investment Considerations can be found on page 87.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$144 MILLION
NET ASSET VALUE	$10.65
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	1.07%
NET EXPENSE RATIO	0.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	BOND INDEX FUND	FIXED INCOME FUND
ASSETS:
Investments, at cost	$1,380,259	$1,089,863
Investments, at value	$1,395,676	$1,091,823
Cash	–	–
Foreign currencies, at value (cost $5)	–	–
Interest income receivable	9,774	6,106
Receivable for securities sold	67,504	15,645
Receivable for variation margin on futures contracts	–	260
Receivable for fund shares sold	3,046	600
Receivable from investment advisor	48	17
Unrealized gain on forward foreign currency exchange contracts	–	–
Prepaid and other assets	2	3
Total Assets	1,476,050	1,114,454
LIABILITIES:
Cash overdraft	3	–
Unrealized loss on forward foreign currency exchange contracts	–	–
Payable for securities purchased	16,152	3,432
Payable for when-issued securities	163,410	145,432
Payable for fund shares redeemed	2,132	1,269
Distributions to shareholders	952	634
Payable to affiliates:
Investment advisory fees	37	129
Co-administration fees	37	28
Custody and accounting fees	7	7
Transfer agent fees	25	18
Trustee fees	3	8
Accrued other liabilities	38	61
Total Liabilities	182,796	151,018
Net Assets	$1,293,254	$963,436
ANALYSIS OF NET ASSETS:
Capital stock	$1,277,839	$990,473
Accumulated undistributed net investment income (loss)	(5)	(642)
Accumulated undistributed net realized gain (loss)	3	(30,464)
Net unrealized appreciation (depreciation)	15,417	4,069
Net Assets	$1,293,254	$963,436
Shares Outstanding ($.0001 par value, unlimited authorization):	127,532	98,660
Net Asset Value, Redemption and Offering Price Per Share:	$10.14	$9.77

See Notes to the Financial Statements.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

GLOBAL FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	SHORT - INTERMEDIATE U.S. GOVERNMENT FUND	U.S. GOVERNMENT FUND

$77,462	$1,514,991	$735,748	$188,487
$79,339	$1,399,035	$740,269	$190,215
1	5,602	1	1
5	–	–	–
1,019	31,401	1,154	396
–	6,247	51,855	15,478
–	–	192	57
13	21,550	393	175
6	40	14	8
250	–	–	–
1	4	1	1
80,634	1,463,879	793,879	206,331

–	–	–	–
211	–	–	–
–	40,945	9,707	3,370
–	–	224,146	58,169
115	757	2,306	372
–	2,354	63	26

13	182	75	19
2	39	16	4
4	8	4	1
2	26	11	3
3	10	3	3
23	104	22	26
373	44,425	236,353	61,993
$80,261	$1,419,454	$557,526	$144,338

$80,018	$1,959,825	$535,126	$136,845
(2,233)	(1,040)	–	421
579	(423,375)	17,451	5,176
1,897	(115,956)	4,949	1,896
$80,261	$1,419,454	$557,526	$144,338
7,137	240,867	52,477	13,551
$11.25	$5.89	$10.62	$10.65

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	BOND INDEX FUND	FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$41,951	$46,275
Total Investment Income	41,951	46,275
EXPENSES:
Investment advisory fees	1,424	7,446
Co-administration fees	1,424	1,596
Custody fees	125	134
Accounting fees	116	127
Transfer agent fees	949	1,064
Registration fees	31	37
Printing fees	37	51
Professional fees	37	56
Trustee fees and expenses	15	22
Shareholder servicing fees	–	10
Other	15	19
Total Expenses	4,173	10,562
Less expenses reimbursed by investment advisor	(1,792)	(985)
Less custodian credits	(7)	(3)
Net Expenses	2,374	9,574
Net Investment Income	39,577	36,701
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	97	(16,116)
Futures	–	587
Foreign currency transactions	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(396)	(54)
Futures		2,109
Forward foreign currency exchange contracts	–	–
Translation of other assets and liabilities denominated in foreign currencies	–	–
Net Gains (Losses) on Investments and Foreign Currency	(299)	(13,474)
Net Increase (Decrease) in Net Assets Resulting from Operations	$39,278	$23,227

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2009

GLOBAL FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	SHORT - INTERMEDIATE U.S. GOVERNMENT FUND	U.S. GOVERNMENT FUND

$2,367	$138,049	$12,378	$3,835
2,367	138,049	12,378	3,835

659	10,347	3,618	930
116	2,220	775	199
107	173	72	33
28	169	73	33
77	1,480	517	133
20	49	27	24
17	71	17	19
19	75	19	19
7	30	8	8
17	240	11	9
9	24	7	16
1,076	14,878	5,144	1,423
(184)	(1,562)	(463)	(227)
–	(8)	(29)	–
892	13,308	4,652	1,196
1,475	124,741	7,726	2,639

2,038	(343,195)	18,003	5,673
–	–	226	13
(1,127)	–	–	–

(4,630)	18,703	1,457	(210)
–	–	428	168
61	–	–	–
(62)	–	–	–
(3,720)	(324,492)	20,114	5,644
$(2,245)	$(199,751)	$27,840	$8,283

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND INDEX FUND		FIXED INCOME FUND
Amounts in thousands	2009	2008	2009	2008
OPERATIONS:
Net investment income	$39,577	$18,162	$36,701	$48,250
Net realized gains (losses)	97	(271)	(15,529)	(5,330)
Net change in unrealized appreciation (depreciation)	(396)	16,683	2,055	3,554
Net Increase (Decrease) in Net Assets Resulting from Operations	39,278	34,574	23,227	46,474
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	580,392	528,282	(124,457)	36,809
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	580,392	528,282	(124,457)	36,809
DISTRIBUTIONS PAID:
From net investment income	(39,490)	(18,041)	(36,813)	(49,329)
From net realized gains	–	–	–	–
Total Distributions Paid	(39,490)	(18,041)	(36,813)	(49,329)
Total Increase (Decrease) in Net Assets	580,180	544,815	(138,043)	33,954
NET ASSETS:
Beginning of year	713,074	168,259	1,101,479	1,067,525
End of year	$1,293,254	$713,074	$963,436	$1,101,479
Accumulated Undistributed Net Investment Income (Loss)	$(5)	$7	$(642)	$(668)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FISCAL YEARS ENDED MARCH 31,

GLOBAL FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT - INTERMEDIATE U.S. GOVERNMENT FUND		U.S. GOVERNMENT FUND
2009	2008	2009	2008	2009	2008	2009	2008

$1,475	$936	$124,741	$134,858	$7,726	$7,345	$2,639	$5,272
911	1,921	(343,195)	(52,259)	18,229	10,084	5,686	4,557
(4,631)	4,466	18,703	(168,093)	1,885	3,131	(42)	1,705
(2,245)	7,323	(199,751)	(85,494)	27,840	20,560	8,283	11,534

17,296	34,387	21,590	122,842	132,532	269,244	11,956	(22,339)
17,296	34,387	21,590	122,842	132,532	269,244	11,956	(22,339)

(4,700)	(1,315)	(125,242)	(134,868)	(7,808)	(7,368)	(2,673)	(5,289)
–	–	–	–	(4,926)	–	(443)	–
(4,700)	(1,315)	(125,242)	(134,868)	(12,734)	(7,368)	(3,116)	(5,289)
10,351	40,395	(303,403)	(97,520)	147,638	282,436	17,123	(16,094)

69,910	29,515	1,722,857	1,820,377	409,888	127,452	127,215	143,309
$80,261	$69,910	$1,419,454	$1,722,857	$557,526	$409,888	$144,338	$127,215
$(2,233)	$762	$(1,040)	$(539)	$–	$–	$421	$413

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	2009	2008	2007 (3)
Net Asset Value, Beginning of Period	$10.24	$9.94	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.47	0.04
Net realized and unrealized gains (losses)	(0.10)	0.30	(0.06)
Total from Investment Operations	0.32	0.77	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.42)	(0.47)	(0.04)
Total Distributions Paid	(0.42)	(0.47)	(0.04)
Net Asset Value, End of Period	$10.14	$10.24	$9.94
Total Return(1)	3.24%	7.97%	(0.18)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,293,254	$713,074	$168,259
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.44%	0.45%	0.76%
Net investment income, net of reimbursements and credits	4.16%	4.68%	4.90%
Net investment income, before reimbursements and credits	3.97%	4.48%	4.39%
Portfolio Turnover Rate	93.94%	121.04%	36.78%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on February 27, 2007.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Year	$9.84	$9.87	$9.73	$9.94		$10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.43	0.45	0.39		0.38
Net realized and unrealized gains (losses)	(0.07)	(0.02)	0.15	(0.17)		(0.30)
Total from Investment Operations	0.26	0.41	0.60	0.22		0.08
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.33)	(0.44)	(0.46)	(0.41)		(0.40)
From net realized gains	–	–	–	(0.02)		(0.07)
Total Distributions Paid	(0.33)	(0.44)	(0.46)	(0.43)		(0.47)
Net Asset Value, End of Year	$9.77	$9.84	$9.87	$9.73		$9.94
Total Return(2)	2.68%	4.25%	6.26%	2.17%		0.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$963,436	$1,101,479	$1,067,525	$789,347		$759,861
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90%	0.90%	0.90	%(3)	0.90%
Expenses, before reimbursements and credits	0.99%	0.99%	0.99%	0.99%		1.01%
Net investment income, net of reimbursements and credits	3.44%	4.38%	4.52%	3.95%		3.71%
Net investment income, before reimbursements and credits	3.35%	4.29%	4.43%	3.86%		3.60%
Portfolio Turnover Rate	613.60%	774.54%	655.65%	416.25%		198.12%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $40,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL FIXED INCOME FUND
Selected per share data	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Year	$12.22	$10.65	$10.44	$11.33		$11.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.36	0.29	0.19		0.26
Net realized and unrealized gains (losses)	(0.49)	1.54	0.39	(0.84)		0.28
Total from Investment Operations	(0.37)	1.90	0.68	(0.65)		0.54
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.60)	(0.33)	(0.47)	(0.24)		(0.56)
Total Distributions Paid	(0.60)	(0.33)	(0.47)	(0.24)		(0.56)
Net Asset Value, End of Year	$11.25	$12.22	$10.65	$10.44		$11.33
Total Return(2)	(3.27)%	18.17%	6.49%	(5.74)%		4.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$80,261	$69,910	$29,515	$33,223		$42,250
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.15%	1.15%	1.15%	1.15	%(3)	1.16	%(4)
Expenses, before reimbursements and credits	1.39%	1.56%	1.61%	1.47%		1.47%
Net investment income, net of reimbursements and credits	1.90%	2.48%	2.52%	2.29%		2.10%
Net investment income, before reimbursements and credits	1.66%	2.07%	2.06%	1.97%		1.79%
Portfolio Turnover Rate	96.46%	51.42%	47.00%	51.11%		31.88%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $2,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(4)	Expense ratio, net of waivers and reimbursements, for the year would have been 1.15 percent absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD FIXED INCOME FUND
Selected per share data	2009	2008		2007	2006		2005
Net Asset Value, Beginning of Year	$7.29	$8.24		$8.04	$8.12		$8.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.55	0.58		0.59	0.56		0.58
Net realized and unrealized gains (losses)	(1.39)	(0.95)		0.20	(0.07)		(0.15)
Total from Investment Operations	(0.84)	(0.37)		0.79	0.49		0.43
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.56)	(0.58)		(0.59)	(0.57)		(0.58)
Total Distributions Paid	(0.56)	(0.58)		(0.59)	(0.57)		(0.58)
Net Asset Value, End of Year	$5.89	$7.29		$8.24	$8.04		$8.12
Total Return(2)	(11.88)%	(4.64)%		10.16%	6.23%		5.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,419,454	$1,722,857		$1,820,377	$1,400,747		$848,070
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90	% (3)	0.90%	0.90	%(3)	0.90	%(3)
Expenses, before reimbursements and credits	1.01%	1.01%		1.00%	1.03%		1.02%
Net investment income, net of reimbursements and credits	8.41%	7.47%		7.26%	6.99%		7.02%
Net investment income, before reimbursements and credits	8.30%	7.36%		7.16%	6.86%		6.90%
Portfolio Turnover Rate	96.79%	68.47%		69.24%	69.82%		87.57%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $94,000, $73,000 and $72,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2008, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.37		$9.99	$9.90	$10.06	$10.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.35	0.41	0.30	0.21
Net realized and unrealized gains (losses)	0.34		0.38	0.09	(0.15)	(0.35)
Total from Investment Operations	0.50		0.73	0.50	0.15	(0.14)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)		(0.35)	(0.41)	(0.31)	(0.22)
From net realized gains	(0.09)		–	–	–	(0.06)
Total Distributions Paid	(0.25)		(0.35)	(0.41)	(0.31)	(0.28)
Net Asset Value, End of Year	$10.62		$10.37	$9.99	$9.90	$10.06
Total Return(1)	4.89%		7.49%	5.19%	1.49%	(1.28)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$557,526		$409,888	$127,452	$140,587	$158,201
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90	%(2)	0.90%	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	1.00%		1.02%	1.05%	1.03%	1.04%
Net investment income, net of reimbursements and credits	1.50%		3.14%	4.14%	3.01%	2.09%
Net investment income, before reimbursements and credits	1.40%		3.02%	3.99%	2.88%	1.95%
Portfolio Turnover Rate	1,169.80%		1,939.44%	878.94%	370.67%	185.11%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $29,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2009. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Year	$10.26	$9.81	$9.71	$9.91		$10.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.38	0.41	0.33		0.28
Net realized and unrealized gains (losses)	0.43	0.44	0.10	(0.19)		(0.43)
Total from Investment Operations	0.63	0.82	0.51	0.14		(0.15)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.37)	(0.41)	(0.34)		(0.29)
From net realized gains	(0.03)	–	–	–		(0.06)
Total Distributions Paid	(0.24)	(0.37)	(0.41)	(0.34)		(0.35)
Net Asset Value, End of Year	$10.65	$10.26	$9.81	$9.71		$9.91
Total Return(1)	6.26%	8.61%	5.31%	1.37%		(1.39)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$144,338	$127,215	$143,309	$157,863		$204,531
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90%	0.90%	0.90	%(2)	0.90%
Expenses, before reimbursements and credits	1.07%	1.07%	1.06%	1.05%		1.03%
Net investment income, net of reimbursements and credits	1.98%	3.79%	4.13%	3.34%		2.78%
Net investment income, before reimbursements and credits	1.81%	3.62%	3.97%	3.19%		2.65%
Portfolio Turnover Rate	1,055.57%	1,788.89%	785.03%	386.93%		142.61%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $16,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8%

Automotive – 0.1%

Daimler Chrysler Auto Trust, Series 2006-C, Class A3, 5.02%, 7/8/10	$41	$41

Daimler Chrysler Auto Trust, Series 2008-B, Class A3A, 4.71%, 9/10/12	400	375

Ford Credit Auto Owner Trust, Series 2008-A, Class A4, 4.37%, 10/15/12	350	320

Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 6/16/14	350	353

Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.46%, 4/16/12	150	153

Nissan Auto Receivables Owner Trust, Series 2008-C, Class A3A, 5.93%, 7/16/12	500	520
USAA Auto Owner Trust, Series 2008-3, Class A3, 4.28%, 10/15/12	250	252
		2,014

Commercial Mortgage Services – 3.3%

Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, 7/11/43	190	179

Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2, 4.65%, 9/11/36	1,000	876

Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.13%, 7/10/42	371	365

Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A3, 4.56%, 11/10/41	750	630

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.63%, 7/10/46	500	373

Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4, 5.45%, 1/15/49	330	243

Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, 6.16%, 12/10/51	500	364

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Commercial Mortgage Services – 3.3% – continued

Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.19%, 5/11/39	$250	$222

Bear Stearns Commercial Mortgage Securities, Series 2003-T10, Class A2, 4.74%, 3/13/40	375	336

Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4, 4.68%, 8/13/39	500	438

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3, 5.47%, 6/11/41	500	415

Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AJ, 5.46%, 12/11/40	750	331

Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50	500	370

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4, 5.74%, 9/11/42	500	374

Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, 5.84%, 9/11/42	250	93

Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.72%, 3/15/49	240	180

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	500	346

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.23%, 7/15/44	1,000	803

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	500	358

Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2, 4.08%, 6/10/38	625	531

Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A4, 4.72%, 3/10/39	500	414

Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5A, 5.12%, 6/10/44	1,000	773

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Commercial Mortgage Services – 3.3% – continued

Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.61%, 2/15/39	$500	$405

Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A2, 5.81%, 9/15/39	1,000	758

CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A2, 7.55%, 4/15/62	144	146

CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A3, 6.39%, 8/15/36	621	613

CS First Boston Mortgage Securities Corp., Series 2001-CP4 Class A4, 6.18%, 12/15/35	200	198

CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2, 5.18%, 11/15/36	440	417

CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, 5/15/38	300	259

CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A4, 4.90%, 12/15/36	800	701

CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 2/15/38	1,000	784

CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, 8/15/38	600	461

CS First Boston Mortgage Securities Corp., Series 2005-C6, Class AJ, 5.23%, 12/15/40	390	165

CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.48%, 4/15/47	500	324

CW Capital Cobalt Ltd., Series 2007-C3, Class AM, 5.82%, 5/15/46	750	284

DLJ Commercial Mortgage Corp., Series 2000-CF1, Class A2, 7.76%, 6/10/33	300	296

First Union National Bank Commercial Mortgage, Series 2002-C1, Class A2, 6.14%, 2/12/34	500	496

GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4, 6.29%, 8/11/33	400	396

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Commercial Mortgage Services – 3.3% – continued

GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2, 6.07%, 6/10/38	$500	$489

GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/35	500	483

GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.96%, 9/15/35	392	398

GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A3, 4.65%, 4/10/40	605	543

Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.11%, 7/5/35	470	430

Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.32%, 6/10/36	500	428

Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.22%, 4/10/37	490	362

Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.38%, 3/10/39	740	620

GS Mortgage Securities Corp. II, Series 2003-C1, Class A3, 4.61%, 1/10/40	200	183

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.48%, 7/10/39	310	292

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, 7/10/39	1,000	779

GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.80%, 8/10/45	1,000	682

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A1, 4.28%, 1/12/37	35	34

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-C1, Class A2, 4.99%, 1/12/37	500	446

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class A2, 4.92%, 10/15/37	1,400	1,153

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Commercial Mortgage Services – 3.3% –continued

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.18%, 12/15/44	$500	$385

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AJ, 5.49%, 12/12/43	750	190

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, 5/15/47	500	333

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4, 5.79%, 2/12/51	500	330

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.42%, 1/15/49	500	338

LB-UBS Commercial Mortgage Trust, 2005-C2, Class A5, 5.15%, 4/15/30	1,000	790

LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2, 6.65%, 11/15/27	500	504

LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.37%, 12/15/28	395	394

LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.57%, 1/15/31	540	431

LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.37%, 3/15/36	520	405

LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2, 5.53%, 3/15/32	500	454

LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	800	576

LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	500	357

Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4, 5.24%, 11/1/35	1,500	1,280

Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.07%, 10/12/41	140	136

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Commercial Mortgage Services – 3.3% – continued

Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A2, 4.17%, 8/12/39	$254	$249

Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A2, 4.56%, 5/12/43	280	262

Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.69%, 12/12/51	1,000	626

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51	500	287

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.16%, 8/12/49	500	329

Morgan Stanley Capital I, Series 2003-T11, Class A4, 5.15%, 6/13/41	1,000	892

Morgan Stanley Capital I, Series 2004-HQ4, Class A7, 4.97%, 4/14/40	1,400	1,097

Morgan Stanley Capital I, Series 2004-IQ8, Class A3, 4.50%, 6/15/40	540	517

Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.21%, 11/14/42	520	406

Morgan Stanley Capital I, Series 2006-HQ8, Class A2, 5.37%, 3/12/44	300	274

Morgan Stanley Capital I, Series 2006-HQ9, Class A4, 5.73%, 7/12/44	959	742

Morgan Stanley Capital I, Series 2006-IQ11, Class A4, 5.77%, 10/15/42	500	406

Morgan Stanley Capital I, Series 2006-T23, Class A4, 5.81%, 8/12/41	1,000	892

Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	300	209

Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4, 6.39%, 10/15/35	500	495

Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.08%, 9/15/37	1,000	939

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Commercial Mortgage Services – 3.3% – continued

Morgan Stanley Dean Witter Capital I, Series 2003-TOP9, Class A2, 4.74%, 11/13/36	$205	$187

Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4, 4.98%, 11/15/34	185	175

Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A4, 5.13%, 8/15/35	500	438

Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class A4, 4.96%, 11/15/35	700	600

Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A4, 5.03%, 1/15/41	500	391

Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4, 4.80%, 10/15/41	800	640

Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, 5.08%, 3/15/42	500	397

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.47%, 1/15/45	500	227

Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.57%, 10/15/48	500	363
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, 5/15/46	500	361
		42,343

Credit Card – 0.3%

BA Credit Card Trust, Series 2007-A1, Class A1, 5.17%, 6/15/19	185	171

Capital One Multi-Asset Execution Trust, Series 2005-A3, Class A3, 4.05%, 3/15/13	200	198

Capital One Multi-Asset Execution Trust, Series 2006-A10, Class A10, 5.15%, 6/16/14	300	296

Capital One Multi-Asset Execution Trust, Series 2006-A2, Class A, 4.85%, 11/15/13	275	274

Chase Issuance Trust, Series 2005-A4, Class A4, 4.23%, 1/15/13	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Credit Card – 0.3% – continued

Chase Issuance Trust, Series 2007-A15, Class A, 4.96%, 9/17/12	$270	$274

Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	325	327

Chase Issuance Trust, Series 2008-A9, Class A9, 4.26%, 5/15/13	200	199

Citibank Credit Card Issuance Trust, Series 2003-A10, Class A10, 4.75%, 12/10/15	130	125

Citibank Credit Card Issuance Trust, Series 2004-A8, Class A8, 4.90%, 12/12/16	350	333

Citibank Credit Card Issuance Trust, Series 2005-A7, Class A7, 4.75%, 10/22/12	200	202

Citibank Credit Card Issuance Trust, Series 2005-A9, Class A9, 5.10%, 11/20/17	170	160

Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 5/10/13	100	102

Discover Card Master Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	100	87

MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3, 4.10%, 10/15/12	150	150
MBNA Credit Card Master Note Trust, Series 2005-A6, Class A6, 4.50%, 1/15/13	525	526
		3,524

Home Equity – 0.0%

Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-6, Class 1A7, 4.28%, 9/25/33	220	164
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF3, 4.78%, 2/25/36	150	67
		231

Regional – 0.0%
New Jersey Economic Development Authority, 7.43%, 2/15/29	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.8% – continued

Utilities – 0.1%

CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 8/1/14	$98	$102

Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5, 6.42%, 3/1/15	250	274

Oncor Electric Delivery Transition Bond Co., Series 2003-1, Class A3, 4.95%, 2/15/15	100	105

PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 3/25/14	250	260
		741
Total Asset-Backed Securities
(Cost $56,937)		48,953

CORPORATE BONDS – 14.4%

Aerospace/Defense – 0.3%

Boeing (The) Co.,

5.13%, 2/15/13	250	257

6.13%, 2/15/33	135	130

General Dynamics Corp.,

4.25%, 5/15/13	235	243

5.38%, 8/15/15	150	158

Lockheed Martin Corp.,

7.65%, 5/1/16	100	116

8.50%, 12/1/29	75	94

6.15%, 9/1/36	275	278

Northrop Grumman Corp.,

7.13%, 2/15/11	100	107

7.75%, 2/15/31	275	332

Raytheon Co.,

5.38%, 4/1/13	250	262

United Technologies Corp.,

6.35%, 3/1/11	50	53

6.10%, 5/15/12	300	322

4.88%, 5/1/15	275	288

5.38%, 12/15/17	390	399

6.05%, 6/1/36	100	100

6.13%, 7/15/38	175	178
		3,317

Agriculture – 0.3%

Altria Group, Inc.,

9.70%, 11/10/18	950	1,034

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Agriculture – 0.3% – continued

9.25%, 8/6/19	$250	$267

9.95%, 11/10/38	150	150

10.20%, 2/6/39	100	102

Archer-Daniels-Midland Co.,

5.45%, 3/15/18	325	325

5.38%, 9/15/35	175	151

6.45%, 1/15/38	50	50

Bunge Ltd. Finance Corp.,

5.35%, 4/15/14	100	83

Philip Morris International, Inc.,

4.88%, 5/16/13	90	91

5.65%, 5/16/18	625	621

6.38%, 5/16/38	255	247

Reynolds American, Inc.,

7.63%, 6/1/16	150	133
		3,254

Apparel – 0.0%

VF Corp.,

6.45%, 11/1/37	30	26

Auto Manufacturers – 0.1%

DaimlerChrysler N.A. Holding Corp.,

7.75%, 1/18/11	75	74

6.50%, 11/15/13	850	770

8.50%, 1/18/31	175	157
		1,001

Auto Parts & Equipment – 0.0%

Johnson Controls, Inc.,

5.25%, 1/15/11	75	73

Banks – 3.6%

American Express Bank FSB,

5.50%, 4/16/13	350	302

BAC Capital Trust XI,

6.63%, 5/23/36	200	91

Bank of America Corp.,

6.25%, 4/15/12	350	330

5.38%, 9/11/12	150	139

4.88%, 9/15/12	250	226

4.88%, 1/15/13	300	269

4.90%, 5/1/13	350	314

5.13%, 11/15/14	400	342

4.75%, 8/1/15	325	271

5.75%, 8/15/16	100	66

5.63%, 10/14/16	200	170

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Banks – 3.6% – continued

6.00%, 9/1/17	$250	$213

5.75%, 12/1/17	465	391

5.65%, 5/1/18	450	375

6.50%, 9/15/37	25	13

Bank of America N.A.,

1.70%, 12/23/10	2,000	2,013

5.30%, 3/15/17	825	606

Bank of New York (The) Co., Inc.,

5.13%, 11/1/11	50	52

6.38%, 4/1/12	100	104

5.50%, 12/1/17	100	96

Bank of New York Mellon Corp.,

4.95%, 11/1/12	450	459

4.50%, 4/1/13	120	119

Bank One Corp.,

7.75%, 7/15/25	54	51

BB&T Capital Trust II,

6.75%, 6/7/36	75	41

BB&T Corp.,

4.75%, 10/1/12	100	96

5.20%, 12/23/15	600	538

Capital One Financial Corp.,

5.50%, 6/1/15	250	202

Citigroup, Inc.,

6.50%, 1/18/11	600	574

2.88%, 12/9/11	2,000	2,057

6.00%, 2/21/12	550	502

5.25%, 2/27/12	600	535

5.50%, 4/11/13	850	747

6.50%, 8/19/13	100	92

5.13%, 5/5/14	200	170

5.00%, 9/15/14	1,300	862

5.30%, 1/7/16	800	618

5.50%, 2/15/17	225	141

6.00%, 8/15/17	100	86

6.13%, 11/21/17	625	542

6.13%, 5/15/18	350	302

6.63%, 6/15/32	100	56

6.00%, 10/31/33	100	54

6.88%, 3/5/38	150	131

Fifth Third Bancorp,

6.25%, 5/1/13	100	95

5.45%, 1/15/17	75	56

8.25%, 3/1/38	125	77

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Banks – 3.6% – continued

FleetBoston Financial Corp.,

6.88%, 1/15/28	$100	$62

Goldman Sachs Group (The), Inc.,

6.88%, 1/15/11	400	404

6.60%, 1/15/12	100	100

5.70%, 9/1/12	400	388

5.45%, 11/1/12	500	481

4.75%, 7/15/13	350	322

5.25%, 10/15/13	150	140

5.50%, 11/15/14	150	136

5.13%, 1/15/15	500	451

5.35%, 1/15/16	1,000	886

5.75%, 10/1/16	250	225

5.63%, 1/15/17	300	234

6.25%, 9/1/17	300	278

5.95%, 1/18/18	635	576

6.15%, 4/1/18	640	585

5.95%, 1/15/27	150	103

6.75%, 10/1/37	865	585

HSBC Bank USA N.A.,

4.63%, 4/1/14	425	398

HSBC USA, Inc.,

3.13%, 12/16/11	3,000	3,100

JPMorgan Chase & Co.,

6.75%, 2/1/11	450	459

6.63%, 3/15/12	275	269

2.13%, 6/22/12	3,000	3,014

5.75%, 1/2/13	325	310

4.75%, 5/1/13	275	267

5.13%, 9/15/14	900	796

5.25%, 5/1/15	350	313

5.15%, 10/1/15	1,050	926

6.13%, 6/27/17	100	92

6.00%, 1/15/18	1,110	1,121

6.40%, 5/15/38	354	347

JPMorgan Chase Bank N.A.,

5.88%, 6/13/16	200	187

6.00%, 10/1/17	150	141

KeyBank N.A.,

5.80%, 7/1/14	250	209

5.45%, 3/3/16	100	84

M&I Marshall & Ilsley Bank,

4.85%, 6/16/15	130	98

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Banks – 3.6% – continued

M&T Bank Corp.,

5.38%, 5/24/12	$100	$94

Manufacturers & Traders Trust Co.,

6.63%, 12/4/17	250	222

Mellon Funding Corp.,

5.00%, 12/1/14	100	96

Morgan Stanley,

6.75%, 4/15/11	200	200

5.63%, 1/9/12	250	241

6.60%, 4/1/12	225	226

5.30%, 3/1/13	250	240

4.75%, 4/1/14	1,300	1,063

6.00%, 4/28/15	1,025	968

5.38%, 10/15/15	200	181

5.45%, 1/9/17	325	284

6.25%, 8/28/17	350	325

5.95%, 12/28/17	175	159

6.63%, 4/1/18	850	810

6.25%, 8/9/26	100	83

National City Corp.,

4.90%, 1/15/15	200	184

PNC Bank N.A.,

4.88%, 9/21/17	100	85

Regions Financial Corp.,

7.38%, 12/10/37	75	56

SunTrust Bank,

6.38%, 4/1/11	175	177

7.25%, 3/15/18	125	125

Union Planters Corp.,

7.75%, 3/1/11	350	332

US Bank N.A.,

6.38%, 8/1/11	100	105

6.30%, 2/4/14	300	311

4.95%, 10/30/14	250	243

4.80%, 4/15/15	100	97

USB Capital IX,

6.19%, 4/15/49	100	40

Wachovia Bank N.A.,

5.85%, 2/1/37	250	181

6.60%, 1/15/38	300	237

Wachovia Capital Trust III,

5.80%, 3/15/42	150	54

Wachovia Corp.,

5.30%, 10/15/11	365	360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Banks – 3.6% – continued

5.50%, 5/1/13	$425	$392

4.88%, 2/15/14	250	210

5.25%, 8/1/14	150	125

5.63%, 10/15/16	550	424

5.75%, 6/15/17	350	312

5.75%, 2/1/18	600	532

Wells Fargo & Co.,

5.13%, 9/1/12	150	141

4.38%, 1/31/13	1,030	960

4.95%, 10/16/13	700	620

4.63%, 4/15/14	415	358

5.00%, 11/15/14	100	83

5.13%, 9/15/16	475	391

5.63%, 12/11/17	445	406

5.38%, 2/7/35	125	92

Wells Fargo Bank,

6.45%, 2/1/11	250	245

4.75%, 2/9/15	250	213

Wells Fargo Capital X,

5.95%, 12/15/36	100	68
		47,024

Beverages – 0.3%

Anheuser-Busch Cos., Inc.,

4.95%, 1/15/14	175	170

5.50%, 1/15/18	375	342

5.95%, 1/15/33	100	77

6.45%, 9/1/37	50	42

Bottling Group LLC,

5.50%, 4/1/16	675	717

Coca-Cola Co.,

5.35%, 11/15/17	250	267

Coca-Cola Enterprises, Inc.,

7.13%, 8/1/17	250	273

8.50%, 2/1/22	300	350

6.95%, 11/15/26	200	207

6.75%, 9/15/28	50	51

Dr Pepper Snapple Group, Inc.,

6.82%, 5/1/18	180	170

PepsiAmericas, Inc.,

4.88%, 1/15/15	50	50

PepsiCo., Inc.,

5.15%, 5/15/12	75	80

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Beverages – 0.3% – continued

4.65%, 2/15/13	$140	$149

5.00%, 6/1/18	650	672
		3,617

Biotechnology – 0.1%

Amgen, Inc.,

4.85%, 11/18/14	175	179

5.85%, 6/1/17	375	384

6.38%, 6/1/37	100	96

6.40%, 2/1/39	100	96

Genentech, Inc.,

4.75%, 7/15/15	150	150
		905

Building Materials – 0.0%

CRH America, Inc.,

6.00%, 9/30/16	100	71

Martin Marietta Materials , Inc.,

6.60%, 4/15/18	100	83
		154

Chemicals – 0.2%

Dow Chemical (The) Co.,

6.13%, 2/1/11	175	164

6.00%, 10/1/12	50	43

5.70%, 5/15/18	100	72

7.38%, 11/1/29	100	64

EI Du Pont de Nemours & Co.,

5.00%, 1/15/13	50	52

5.25%, 12/15/16	400	402

6.00%, 7/15/18	615	618

Monsanto Co.,

5.13%, 4/15/18	240	242

5.50%, 8/15/25	50	47

PPG Industries, Inc.,

6.65%, 3/15/18	220	215

7.70%, 3/15/38	50	48

Praxair, Inc.,

3.95%, 6/1/13	275	275

Rohm & Haas Co.,

6.00%, 9/15/17	250	208

7.85%, 7/15/29	50	41
		2,491

Commercial Services – 0.1%

McKesson Corp.,

5.70%, 3/1/17	275	260

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Commercial Services – 0.1% – continued

RR Donnelley & Sons Co.,

5.50%, 5/15/15	$225	$150

Western Union (The) Co.,

5.93%, 10/1/16	225	209

6.20%, 11/17/36	50	40
		659

Computers – 0.3%

Computer Sciences Corp.,

5.50%, 3/15/13(1)(2)	250	243

Dell, Inc.,

5.65%, 4/15/18	75	71

6.50%, 4/15/38	50	40

Hewlett-Packard Co.,

6.50%, 7/1/12	75	81

4.50%, 3/1/13	550	566

4.75%, 6/2/14	700	708

IBM Corp.,

4.75%, 11/29/12	75	79

5.70%, 9/14/17	950	984

8.38%, 11/1/19	50	60

6.50%, 1/15/28	100	102

8.00%, 10/15/38	250	297
		3,231

Cosmetics/Personal Care – 0.1%

Avon Products, Inc.,

4.80%, 3/1/13	175	173

Procter & Gamble Co.,

4.85%, 12/15/15	908	991

5.80%, 8/15/34	100	103

5.55%, 3/5/37	50	51
		1,318

Diversified Financial Services – 1.9%

AEP Texas Central Transition Funding LLC,

5.09%, 7/1/15	170	179

Allstate Life Global Funding Trusts,

5.38%, 4/30/13	500	484

American Express Co.,

5.25%, 9/12/11	150	141

4.88%, 7/15/13	675	594

6.15%, 8/28/17	700	580

7.00%, 3/19/18	50	44

8.15%, 3/19/38	170	154

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Diversified Financial Services – 1.9% – continued

American Express Credit Corp.,

5.88%, 5/2/13	$100	$88

American General Finance Corp.,

4.00%, 3/15/11	150	64

5.38%, 10/1/12	425	171

5.75%, 9/15/16	75	27

6.90%, 12/15/17	300	111

Ameriprise Financial, Inc.,

5.35%, 11/15/10	100	93

Bear Stearns (The) Cos., Inc.,

4.50%, 10/28/10	100	99

5.35%, 2/1/12	200	198

6.95%, 8/10/12	200	204

5.30%, 10/30/15	300	278

5.55%, 1/22/17	50	42

6.40%, 10/2/17	150	146

7.25%, 2/1/18	235	243

Boeing Capital Corp.,

6.50%, 2/15/12	350	369

Capital One Bank,

5.75%, 9/15/10	250	249

Caterpillar Financial Services Corp.,

4.25%, 2/8/13	450	423

4.75%, 2/17/15	275	244

5.85%, 9/1/17	592	514

5.45%, 4/15/18	300	257

CIT Group, Inc.,

5.60%, 4/27/11	325	237

5.65%, 2/13/17	500	290

Countrywide Home Loans, Inc.,

4.00%, 3/22/11	875	779

Credit Suisse First Boston USA, Inc.,

4.88%, 1/15/15	150	141

7.13%, 7/15/32	50	50

Credit Suisse USA, Inc.,

6.13%, 11/15/11	425	433

6.50%, 1/15/12	800	817

5.50%, 8/15/13	450	444

5.38%, 3/2/16	75	70

General Electric Capital Corp.,

4.88%, 10/21/10	200	199

6.13%, 2/22/11	150	152

5.88%, 2/15/12	600	596

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Diversified Financial Services – 1.9% – continued

6.00%, 6/15/12	$900	$887

5.45%, 1/15/13	1,725	1,661

4.88%, 3/4/15	350	311

5.00%, 1/8/16	100	87

5.63%, 9/15/17	1,175	1,030

5.63%, 5/1/18	1,575	1,369

6.75%, 3/15/32	150	122

6.15%, 8/7/37	150	111

5.88%, 1/14/38	600	429

6.88%, 1/10/39	550	449

Goldman Sachs Capital II,

5.79%, 12/29/49	100	42

Household Finance Corp.,

8.00%, 7/15/10	75	71

6.38%, 10/15/11	550	475

6.38%, 11/27/12	250	202

4.75%, 7/15/13	325	240

HSBC Finance Corp.,

6.75%, 5/15/11	225	200

7.00%, 5/15/12	375	301

5.50%, 1/19/16	650	487

IBM International Group Capital LLC,

5.05%, 10/22/12	100	106

International Lease Finance Corp.,

5.45%, 3/24/11	275	185

5.88%, 5/1/13	100	54

6.63%, 11/15/13	110	61

5.65%, 6/1/14	450	234

John Deere Capital Corp.,

7.00%, 3/15/12	350	373

4.95%, 12/17/12	200	201

5.10%, 1/15/13	125	126

5.75%, 9/10/18	200	190

JP Morgan Chase Capital XV,

5.88%, 3/15/35	450	264

Lehman Brothers Holdings Capital Trust VII,

5.86%, 11/29/49 (3)*	50	–

Merrill Lynch & Co., Inc.,

4.79%, 8/4/10	100	91

6.05%, 8/15/12	400	343

5.45%, 2/5/13	425	348

6.15%, 4/25/13	705	593

5.45%, 7/15/14	330	250

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Diversified Financial Services – 1.9% – continued

6.05%, 5/16/16	$400	$245

5.70%, 5/2/17	150	89

6.40%, 8/28/17	200	143

6.88%, 4/25/18	505	395

6.88%, 11/15/18	275	211

6.11%, 1/29/37	150	74

7.75%, 5/14/38	175	104

National Rural Utilities Cooperative Finance Corp.,

7.25%, 3/1/12	275	286

5.50%, 7/1/13	300	302

5.45%, 2/1/18	300	274

8.00%, 3/1/32	50	46

SLM Corp.,

5.00%, 10/1/13	650	346

Textron Financial Corp.,

5.40%, 4/28/13	150	92

Unilever Capital Corp.,

7.13%, 11/1/10	300	322

5.90%, 11/15/32	125	128
		25,154

Electric – 1.3%

Alabama Power Co.,

4.85%, 12/15/12	25	26

American Electric Power Co, Inc.,

5.25%, 6/1/15	300	281

Appalachian Power Co.,

7.00%, 4/1/38	75	66

Arizona Public Service Co.,

6.38%, 10/15/11	150	148

6.50%, 3/1/12	100	100

Carolina Power & Light Co.,

5.13%, 9/15/13	540	563

CenterPoint Energy Houston Electric LLC,

7.00%, 3/1/14	200	209

CenterPoint Energy Houston Electric LLC.,

5.70%, 3/15/13	150	153

Commonwealth Edison Co.,

5.95%, 8/15/16	125	120

6.15%, 9/15/17	225	214

5.80%, 3/15/18	100	95

6.45%, 1/15/38	200	176

Consolidated Edison Co. of New York,

7.50%, 9/1/10	100	106

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Electric – 1.3% – continued

4.88%, 2/1/13	$350	$351

5.85%, 3/15/36	100	87

6.20%, 6/15/36	200	182

Constellation Energy Group, Inc.,

4.55%, 6/15/15	100	82

7.60%, 4/1/32	100	83

Consumers Energy Co.,

5.50%, 8/15/16	125	121

6.13%, 3/15/19	200	198

Detroit Edison (The) Co.,

5.60%, 6/15/18	125	122

5.70%, 10/1/37	50	43

Dominion Resources, Inc. of Virginia,

6.25%, 6/30/12	200	207

5.15%, 7/15/15	50	48

6.00%, 11/30/17	100	98

6.40%, 6/15/18	20	20

5.95%, 6/15/35	200	169

7.00%, 6/15/38	20	19

DTE Energy Co.,

7.05%, 6/1/11	100	101

6.38%, 4/15/33	50	35

Duke Energy Carolinas LLC,

5.25%, 1/15/18	200	204

5.10%, 4/15/18	65	65

6.10%, 6/1/37	150	145

6.00%, 1/15/38	35	35

6.05%, 4/15/38	25	25

Duke Energy Corp.,

5.30%, 10/1/15	100	103

6.25%, 6/15/18	100	97

6.45%, 10/15/32	106	110

Entergy Louisiana LLC,

6.50%, 9/1/18	100	94

Exelon Corp.,

6.75%, 5/1/11	300	304

5.63%, 6/15/35	75	50

FirstEnergy Corp.,

6.45%, 11/15/11	375	375

Florida Power & Light Co.,

5.55%, 11/1/17	225	237

5.65%, 2/1/37	350	341

5.95%, 2/1/38	150	152

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Electric – 1.3% – continued

Florida Power Corp.,

5.80%, 9/15/17	$50	$53

5.65%, 6/15/18	25	26

6.35%, 9/15/37	50	52

6.40%, 6/15/38	285	298

FPL Group Capital, Inc.,

5.35%, 6/15/13	75	77

6.65%, 6/15/67	25	18

Metropolitan Edison Co.,

4.88%, 4/1/14	200	190

Midamerican Energy Co.,

5.30%, 3/15/18	500	487

Midamerican Energy Holdings Co.,

5.88%, 10/1/12	325	337

6.13%, 4/1/36	250	222

6.50%, 9/15/37	100	92

Midamerican Funding LLC,

6.93%, 3/1/29	50	48

Nevada Power Co.,

6.65%, 4/1/36	100	83

Nisource Finance Corp.,

6.15%, 3/1/13	35	31

5.25%, 9/15/17	200	149

5.45%, 9/15/20	200	147

NSTAR Electric Co.,

4.88%, 4/15/14	200	209

Ohio Power Co.,

5.50%, 2/15/13	50	51

6.60%, 2/15/33	100	87

Oncor Electric Delivery Co.,

6.80%, 9/1/18 (1)(2)	225	221

7.25%, 1/15/33	200	185

7.50%, 9/1/38 (1)(2)	145	137

Pacific Gas & Electric Co.,

4.80%, 3/1/14	225	226

5.63%, 11/30/17	485	491

6.05%, 3/1/34	350	342

Pacificorp,

6.25%, 10/15/37	275	278

6.00%, 1/15/39	60	59

Peco Energy Co.,

5.35%, 3/1/18	25	24

Pennsylvania Electric Co.,

6.05%, 9/1/17	300	280

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Electric – 1.3% – continued

Pepco Holdings, Inc.,

6.45%, 8/15/12	$150	$150

PPL Energy Supply LLC,

5.40%, 8/15/14	250	236

6.50%, 5/1/18	100	88

PSEG Power LLC,

5.50%, 12/1/15	175	161

PSI Energy, Inc.,

5.00%, 9/15/13	350	350

Public Service Co. of Colorado,

7.88%, 10/1/12	300	336

4.88%, 3/1/13	325	334

Public Service Co. of Oklahoma,

6.63%, 11/15/37	125	105

Public Service Electric & Gas Co.,

5.13%, 9/1/12	100	102

5.30%, 5/1/18	575	580

Puget Sound Energy, Inc.,

5.48%, 6/1/35	25	18

6.27%, 3/15/37	75	62

San Diego Gas & Electric Co.,

6.13%, 9/15/37	50	52

Sierra Pacific Power Co.,

5.45%, 9/1/13	275	268

South Carolina Electric & Gas Co.,

5.25%, 11/1/18	116	117

6.05%, 1/15/38	65	64

Southern California Edison Co.,

5.00%, 1/15/14	150	157

5.50%, 8/15/18	100	103

6.65%, 4/1/29	300	309

6.00%, 1/15/34	100	100

5.55%, 1/15/37	25	23

5.95%, 2/1/38	100	99

Southern Power Co.,

6.25%, 7/15/12	600	621

4.88%, 7/15/15	150	136

Southwestern Electric Power Co.,

5.88%, 3/1/18	100	90

Southwestern Public Service Co.,

6.00%, 10/1/36	100	83

Union Electric Co.,

6.40%, 6/15/17	200	192

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Electric – 1.3% – continued

Virginia Electric and Power Co.,

5.40%, 4/30/18	$325	$325

6.00%, 1/15/36	50	48

8.88%, 11/15/38	300	367

Wisconsin Electric Power Co.,

5.70%, 12/1/36	150	148

Xcel Energy, Inc.,

6.50%, 7/1/36	100	89
		17,373

Electrical Components & Equipment – 0.0%

Emerson Electric Co.,

4.75%, 10/15/15	100	102

5.38%, 10/15/17	100	104

5.25%, 10/15/18	75	78

6.00%, 8/15/32	25	26
		310

Environmental Control – 0.1%

Republic Services, Inc.,

6.75%, 8/15/11	400	396

Waste Management, Inc.,

6.38%, 11/15/12	100	101

5.00%, 3/15/14	100	95

6.10%, 3/15/18	250	236

WMX Technologies,

7.10%, 8/1/26	125	113
		941

Food – 0.4%

Campbell Soup Co.,

6.75%, 2/15/11	100	108

5.00%, 12/3/12	150	158

ConAgra Foods, Inc.,

6.75%, 9/15/11	200	212

7.00%, 10/1/28	100	97

General Mills, Inc.,

6.00%, 2/15/12	100	105

5.65%, 9/10/12	200	211

5.20%, 3/17/15	500	510

Heinz (H.J.) Co.,

5.35%, 7/15/13	200	206

HJ Heinz Finance Co.,

6.63%, 7/15/11	100	106

6.75%, 3/15/32	50	47

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Food – 0.4% – continued

Kellogg Co.,

6.60%, 4/1/11	$300	$321

5.13%, 12/3/12	200	211

7.45%, 4/1/31	100	118

Kraft Foods, Inc.,

6.25%, 6/1/12	275	290

5.25%, 10/1/13	125	130

6.50%, 8/11/17	150	155

6.13%, 2/1/18	715	717

6.13%, 8/23/18	50	50

6.50%, 11/1/31	150	139

7.00%, 8/11/37	100	99

6.88%, 2/1/38	100	98

6.88%, 1/26/39	100	98

Kroger Co.,

6.75%, 4/15/12	275	291

5.50%, 2/1/13	175	180

6.15%, 1/15/20	25	25

7.50%, 4/1/31	200	220

6.90%, 4/15/38	100	101

Safeway, Inc.,

5.80%, 8/15/12	225	233

6.35%, 8/15/17	275	282

Sara Lee Corp.,

3.88%, 6/15/13	200	192
		5,710

Forest Products & Paper – 0.0%

International Paper Co.,

5.30%, 4/1/15	100	70

7.95%, 6/15/18	325	248

Weyerhaeuser Co.,

6.75%, 3/15/12	100	96

7.50%, 3/1/13	125	116

7.38%, 3/15/32	100	67
		597

Gas – 0.1%

Centerpoint Energy, Inc.,

6.50%, 5/1/18	40	33

KeySpan Corp.,

5.80%, 4/1/35	175	128

Sempra Energy,

6.15%, 6/15/18	400	376

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Gas – 0.1% – continued

Southern California Gas Co.,

5.75%, 11/15/35	$150	$148

Southern Union Co.,

8.25%, 11/15/29	25	20
		705

Healthcare – Products – 0.1%

Baxter International, Inc.,

4.63%, 3/15/15	100	102

5.38%, 6/1/18	225	231

6.25%, 12/1/37	30	31

Johnson & Johnson,

5.55%, 8/15/17	350	390

5.15%, 7/15/18	200	217

6.95%, 9/1/29	100	120

5.95%, 8/15/37	100	105
		1,196

Healthcare – Services – 0.2%

Aetna, Inc.,

5.75%, 6/15/11	225	222

6.75%, 12/15/37	150	125

Quest Diagnostics, Inc.,

6.40%, 7/1/17	100	95

UnitedHealth Group, Inc.,

5.00%, 8/15/14	100	97

5.38%, 3/15/16	400	361

6.00%, 11/15/17	50	45

6.63%, 11/15/37	350	290

6.88%, 2/15/38	100	89

WellPoint Health Networks,

6.38%, 1/15/12	100	103

WellPoint, Inc.,

5.25%, 1/15/16	150	137

5.88%, 6/15/17	350	329
		1,893

Home Furnishings – 0.0%

Whirlpool Corp.,

5.50%, 3/1/13	100	82

Household Products/Wares – 0.1%

Clorox Co.,

5.00%, 3/1/13	350	355

5.00%, 1/15/15	75	74

5.95%, 10/15/17	25	25

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Household Products/Wares – 0.1% – continued

Fortune Brands, Inc.,

5.38%, 1/15/16	$225	$194

Kimberly-Clark Corp.,

5.00%, 8/15/13	100	105

6.13%, 8/1/17	50	54

6.25%, 7/15/18	150	163

6.63%, 8/1/37	150	163
		1,133

Insurance – 0.4%

Ace INA Holdings, Inc.,

6.70%, 5/15/36	50	43

Allstate Corp.,

5.55%, 5/9/35	50	35

6.13%, 5/15/37	100	54

6.50%, 5/15/57	225	117

American International Group, Inc.,

4.95%, 3/20/12	375	183

5.05%, 10/1/15	100	44

5.85%, 1/16/18	225	88

8.25%, 8/15/18 (1)(2)	150	64

6.25%, 5/1/36	100	35

8.18%, 5/15/58 (1)(2)	250	21

Berkshire Hathaway Finance Corp.,

4.63%, 10/15/13	250	253

4.85%, 1/15/15	575	581

5.40%, 5/15/18	300	298

Chubb Corp.,

6.00%, 11/15/11	200	204

5.75%, 5/15/18	25	25

6.00%, 5/11/37	50	45

6.50%, 5/15/38	85	82

General Electric Global Insurance Holdings Corp.,

6.45%, 3/1/19	175	154

Genworth Financial, Inc.,

5.75%, 6/15/14	175	63

6.52%, 5/22/18	50	16

6.15%, 11/15/66	200	26

Hartford Financial Services Group, Inc.,

4.63%, 7/15/13	75	50

5.38%, 3/15/17	150	86

5.95%, 10/15/36	75	38

Lincoln National Corp.,

6.15%, 4/7/36	150	63

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Insurance – 0.4% – continued

6.30%, 10/9/37	$100	$43

6.05%, 4/20/67	175	38

Marsh & McLennan Cos., Inc.,

5.75%, 9/15/15	70	62

Metlife, Inc.,

6.13%, 12/1/11	200	198

5.00%, 6/15/15	625	514

6.40%, 12/15/36	150	63

Principal Life Income Funding Trusts,

5.30%, 4/24/13	150	138

5.10%, 4/15/14	231	215

Progressive (The) Corp.,

6.38%, 1/15/12	350	355

Prudential Financial, Inc.,

4.50%, 7/15/13	125	94

5.10%, 9/20/14	40	30

6.00%, 12/1/17	425	281

5.75%, 7/15/33	50	26

6.63%, 12/1/37	200	108

St. Paul Travelers Cos (The), Inc.,

5.50%, 12/1/15	150	146

Travelers Cos (The) Inc.,

5.80%, 5/15/18	375	364

6.25%, 6/15/37	125	114

Travelers Property Casualty Corp.,

5.00%, 3/15/13	100	99
		5,556

Iron/Steel – 0.0%

Nucor Corp.,

6.40%, 12/1/37	150	142

United States Steel Corp.,

6.05%, 6/1/17	25	15

7.00%, 2/1/18	20	14

6.65%, 6/1/37	25	14
		185

Lodging – 0.0%

Marriott International Inc.,

5.63%, 2/15/13	200	171

Machinery – Construction & Mining – 0.0%

Caterpillar, Inc.,

5.70%, 8/15/16	50	49

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Machinery – Construction & Mining – 0.0% – continued

7.30%, 5/1/31	$25	$24

6.05%, 8/15/36	50	43
		116

Machinery – Diversified – 0.0%

Deere & Co.,

6.95%, 4/25/14	175	191

8.10%, 5/15/30	50	56
		247

Media – 0.7%

AT&T Broadband,

8.38%, 3/15/13	100	107

Comcast Cable Communications,

6.75%, 1/30/11	75	78

Comcast Corp.,

5.30%, 1/15/14	150	146

5.85%, 11/15/15	450	432

6.50%, 1/15/17	1,500	1,485

5.70%, 5/15/18	300	281

6.95%, 8/15/37	200	186

6.40%, 5/15/38	300	262

COX Communications, Inc.,

7.13%, 10/1/12	200	199

4.63%, 6/1/13	100	91

Disney (The Walt) Co.,

6.38%, 3/1/12	150	162

5.88%, 12/15/17	300	318

McGraw-Hill Cos (The) Inc.,

5.90%, 11/15/17	75	65

News America, Inc.,

5.30%, 12/15/14	450	423

6.90%, 3/1/19 (1)(2)	300	280

6.40%, 12/15/35	125	93

6.65%, 11/15/37	450	337

Time Warner Cable, Inc.,

6.20%, 7/1/13	225	219

5.85%, 5/1/17	825	740

8.75%, 2/14/19	300	318

7.30%, 7/1/38	350	316

Time Warner Entertainment Co.,

8.38%, 3/15/23	75	73

Time Warner, Inc.,

6.88%, 5/1/12	450	458

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Media – 0.7% – continued

5.88%, 11/15/16	$850	$804

6.50%, 11/15/36	400	329

Viacom, Inc.,

5.63%, 8/15/12	350	301

6.25%, 4/30/16	585	513
		9,016

Mining – 0.1%

Alcoa, Inc.,

6.00%, 1/15/12	150	131

5.55%, 2/1/17	275	182

6.75%, 7/15/18	80	54

5.90%, 2/1/27	75	42

5.95%, 2/1/37	100	58

Freeport-McMoRan Copper & Gold, Inc.,

8.38%, 4/1/17	450	421

Southern Copper Corp.,

7.50%, 7/27/35	100	72
		960

Miscellaneous Manufacturing – 0.2%

3M Co.,

5.70%, 3/15/37	350	356

Danaher Corp.,

5.63%, 1/15/18	200	205

General Electric Co.,

5.00%, 2/1/13	1,105	1,105

5.25%, 12/6/17	250	231

Honeywell International, Inc.,

6.13%, 11/1/11	250	272

5.30%, 3/15/17	200	204

5.30%, 3/1/18	240	245

5.70%, 3/15/36	50	49

5.70%, 3/15/37	125	121

Textron, Inc.,

6.50%, 6/1/12	100	69

5.60%, 12/1/17	125	73
		2,930

Office/Business Equipment – 0.0%

Pitney Bowes, Inc.,

4.63%, 10/1/12	100	102

Xerox Corp.,

5.50%, 5/15/12	375	325

6.75%, 2/1/17	100	76
		503

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Oil & Gas – 0.4%

Amerada Hess Corp.,

7.13%, 3/15/33	$75	$64

Anadarko Petroleum Corp.,

5.95%, 9/15/16	450	388

Apache Corp.,

5.63%, 1/15/17	250	256

6.00%, 1/15/37	400	386

Conoco, Inc.,

6.95%, 4/15/29	150	149

ConocoPhillips,

6.50%, 2/1/39	525	512

ConocoPhillips Australia Funding Co.,

5.50%, 4/15/13	325	344

Devon Energy Corp.,

6.30%, 1/15/19	500	488

Marathon Oil Corp.,

6.00%, 10/1/17	550	510

6.60%, 10/1/37	75	60

Pemex Project Funding Master Trust,

9.13%, 10/13/10	250	267

5.75%, 3/1/18	600	501

Premcor Refining Group (The), Inc.,

6.75%, 5/1/14	100	95

Valero Energy Corp.,

7.50%, 4/15/32	50	39

6.63%, 6/15/37	325	230

XTO Energy, Inc.,

6.25%, 4/15/13	100	103

4.63%, 6/15/13	75	73

5.65%, 4/1/16	100	95

6.25%, 8/1/17	325	317

6.38%, 6/15/38	300	267
		5,144

Oil & Gas Services – 0.0%

Halliburton Co.,

5.90%, 9/15/18	350	361

6.70%, 9/15/38	75	69
		430

Pharmaceuticals – 0.6%

Abbott Laboratories,

5.60%, 5/15/11	200	214

5.15%, 11/30/12	200	217

5.88%, 5/15/16	225	241

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Pharmaceuticals – 0.6% – continued

5.60%, 11/30/17	$600	$634

6.15%, 11/30/37	50	51

Bristol-Myers Squibb Co.,

5.25%, 8/15/13	200	212

5.45%, 5/1/18	340	349

5.88%, 11/15/36	50	48

6.13%, 5/1/38	100	100

Cardinal Health, Inc.,

5.80%, 10/15/16	100	92

6.00%, 6/15/17	200	184

Eli Lilly & Co.,

5.20%, 3/15/17	375	387

GlaxoSmithKline Capital, Inc.,

4.38%, 4/15/14	100	102

5.65%, 5/15/18	700	718

5.38%, 4/15/34	150	134

6.38%, 5/15/38	380	384

Medco Health Solutions, Inc.,

7.13%, 3/15/18	100	99

Merck & Co., Inc.,

4.75%, 3/1/15	325	337

5.75%, 11/15/36	50	48

Pfizer, Inc.,

4.50%, 2/15/14	250	261

5.35%, 3/15/15	335	353

6.20%, 3/15/19	600	639

7.20%, 3/15/39	200	215

Pharmacia Corp.,

6.60%, 12/1/28	125	129

Schering-Plough Corp.,

5.55%, 12/1/13	100	105

6.00%, 9/15/17	350	361

Teva Pharmaceutical Finance LLC,

5.55%, 2/1/16	100	104

6.15%, 2/1/36	45	42

Wyeth,

5.50%, 2/1/14	815	856

5.50%, 2/15/16	425	432

5.95%, 4/1/37	225	212
		8,260

Pipelines – 0.3%

Buckeye Partners LP,

6.05%, 1/15/18	85	74

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Pipelines – 0.3% – continued

CenterPoint Energy Resources Corp.,

7.88%, 4/1/13	$150	$154

6.00%, 5/15/18	85	72

6.63%, 11/1/37	50	35

Duke Capital Corp., Senior Notes,

6.25%, 2/15/13	150	150

El Paso Natural Gas Co.,

5.95%, 4/15/17	200	176

8.38%, 6/15/32	100	95

Enbridge Energy Partners LP,

7.50%, 4/15/38	50	40

Energy Transfer Partners LP,

6.13%, 2/15/17	350	312

7.50%, 7/1/38	50	41

Enterprise Products Operating LLC,

5.65%, 4/1/13	350	328

6.30%, 9/15/17	135	124

Enterprise Products Operating LP,

5.60%, 10/15/14	250	231

6.88%, 3/1/33	50	41

Kinder Morgan Energy Partners LP,

6.75%, 3/15/11	250	255

5.13%, 11/15/14	250	237

5.95%, 2/15/18	495	451

ONEOK Partners LP,

6.15%, 10/1/16	200	178

ONEOK, Inc.,

5.20%, 6/15/15	200	178

Panhandle Eastern Pipeline Co.,

6.20%, 11/1/17	100	86

Plains All American Pipeline LP,

6.50%, 5/1/18	50	43

Plains All American Pipeline LP/PAA Finance Corp.,

6.13%, 1/15/17	200	170

Spectra Energy Capital LLC,

5.90%, 9/15/13	125	122

6.20%, 4/15/18	100	92

7.50%, 9/15/38	50	43

Tennessee Gas Pipeline Co.,

7.00%, 10/15/28	50	43

TEPPCO Partners LP,

7.55%, 4/15/38	50	39

Transcontinental Gas Pipe Line Corp.,

7.00%, 8/15/11	400	405

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Pipelines – 0.3% – continued

Williams Cos (The), Inc.,

8.75%, 3/15/32	$125	$113
		4,328

Real Estate – 0.0%

Regency Centers LP,

5.88%, 6/15/17	25	17

Real Estate Investment Trusts – 0.1%

Boston Properties, Inc.,

6.25%, 1/15/13	100	84

Brandywine Operating Partnership LP,

5.70%, 5/1/17	150	70

ERP Operating LP,

6.63%, 3/15/12	100	85

Health Care Property Investors, Inc.,

6.00%, 1/30/17	150	101

Hospitality Properties Trust,

6.70%, 1/15/18	75	38

HRPT Properties Trust,

6.25%, 6/15/17	75	44

6.65%, 1/15/18	50	30

Liberty Property LP,

6.63%, 10/1/17	50	34

Prologis,

5.75%, 4/1/16	400	220

Simon Property Group LP,

6.35%, 8/28/12	75	64

5.10%, 6/15/15	250	191

5.25%, 12/1/16	200	149
		1,110

Retail – 0.6%

Costco Wholesale Corp.,

5.50%, 3/15/17	250	264

CVS Caremark Corp.,

5.75%, 8/15/11	100	105

5.75%, 6/1/17	400	390

6.25%, 6/1/27	50	46

Home Depot, Inc.,

5.25%, 12/16/13	75	73

5.40%, 3/1/16	800	719

5.88%, 12/16/36	200	142

J.C. Penney Corp., Inc.,

6.38%, 10/15/36	50	31

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Retail – 0.6% – continued

Kohl’s Corp.,

6.88%, 12/15/37	$150	$113

Lowe’s Cos., Inc.,

5.00%, 10/15/15	325	330

5.80%, 10/15/36	100	88

Macys Retail Holdings, Inc.,

5.35%, 3/15/12	75	59

5.88%, 1/15/13	300	228

5.75%, 7/15/14	150	99

McDonald’s Corp.,

4.30%, 3/1/13	175	182

5.80%, 10/15/17	500	538

6.30%, 10/15/37	75	77

Nordstrom, Inc.,

6.25%, 1/15/18	25	20

7.00%, 1/15/38	50	34

Target Corp.,

5.88%, 3/1/12	430	459

5.38%, 5/1/17	475	468

6.50%, 10/15/37	125	111

7.00%, 1/15/38	325	304

Walgreen Co.,

5.25%, 1/15/19	125	125

Wal-Mart Stores, Inc.,

4.25%, 4/15/13	375	394

4.55%, 5/1/13	1,050	1,115

7.25%, 6/1/13	175	202

5.88%, 4/5/27	250	249

5.25%, 9/1/35	175	157

6.20%, 4/15/38	75	76

Yum! Brands, Inc.,

6.25%, 4/15/16	150	142

6.88%, 11/15/37	50	41
		7,381

Savings & Loans – 0.0%

Golden West Financial Corp.,

4.75%, 10/1/12	75	70

Software – 0.1%

Fiserv, Inc.,

6.13%, 11/20/12	250	247

Oracle Corp.,

4.95%, 4/15/13	400	423

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Software – 0.1% – continued

5.25%, 1/15/16	$125	$128

6.50%, 4/15/38	350	349
		1,147

Telecommunications – 1.1%

AT&T Corp.,

8.00%, 11/15/31	165	179

AT&T Wireless,

7.88%, 3/1/11	100	107

8.13%, 5/1/12	150	164

8.75%, 3/1/31	150	165

AT&T, Inc.,

5.60%, 5/15/18	175	170

5.80%, 2/15/19	650	636

6.80%, 5/15/36	50	47

6.30%, 1/15/38	175	154

6.40%, 5/15/38	425	378

6.55%, 2/15/39	375	340

BellSouth Corp.,

5.20%, 9/15/14	1,100	1,106

5.20%, 12/15/16	1,300	1,273

Bellsouth Telecommunications, Inc.,

6.38%, 6/1/28	75	68

Cisco Systems, Inc.,

5.50%, 2/22/16	725	767

5.90%, 2/15/39	500	459

Embarq Corp.,

7.08%, 6/1/16	550	495

8.00%, 6/1/36	150	113

Motorola, Inc.,

7.63%, 11/15/10	100	95

SBC Communications, Inc.,

5.88%, 2/1/12	100	105

5.10%, 9/15/14	1,450	1,455

6.15%, 9/15/34	125	110

U.S. West Communications,

6.88%, 9/15/33	125	82

Verizon Communications, Inc.,

5.55%, 2/15/16	1,300	1,279

5.50%, 2/15/18	535	509

6.10%, 4/15/18	175	173

6.35%, 4/1/19	450	445

7.35%, 4/1/39	650	633

Verizon Global Funding Corp.,

6.88%, 6/15/12	200	212

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 14.4% – continued

Telecommunications – 1.1% – continued

7.75%, 12/1/30	$500	$509

Verizon New York, Inc.,

7.38%, 4/1/32	150	139

Verizon Virginia, Inc.,

4.63%, 3/15/13	450	437

Verizon Wireless LLC,

8.50%, 11/15/18 (1)(2)	1,100	1,257
		14,061

Transportation – 0.2%

Burlington Northern Santa Fe Corp.,

6.75%, 7/15/11	100	105

5.65%, 5/1/17	500	492

6.15%, 5/1/37	100	92

CSX Corp.,

5.50%, 8/1/13	200	191

6.00%, 10/1/36	100	70

6.15%, 5/1/37	150	106

Federal Express,

9.65%, 6/15/12	75	82

FedEx Corp.,

8.00%, 1/15/19	40	42

Norfolk Southern Corp.,

6.75%, 2/15/11	100	105

5.26%, 9/17/14	200	203

Union Pacific Corp.,

6.50%, 4/15/12	100	104

7.00%, 2/1/16	100	104

5.75%, 11/15/17	625	597

United Parcel Service, Inc.,

5.50%, 1/15/18	275	285

8.38%, 4/1/20	50	62

6.20%, 1/15/38	150	153
		2,793

Water – 0.0%

American Water Capital Corp.,

6.59%, 10/15/37	75	59
Total Corporate Bonds
(Cost $200,512)		186,648

FOREIGN ISSUER BONDS – 5.4%

Banks – 1.2%

Abbey National PLC,

7.95%, 10/26/29	200	173

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Banks – 1.2% – continued

Barclays Bank PLC,

5.45%, 9/12/12	$300	$304

Credit Suisse New York,

5.00%, 5/15/13	650	628

6.00%, 2/15/18	190	166

Deutsche Bank A.G. London,

4.88%, 5/20/13	400	392

6.00%, 9/1/17	875	845

HSBC Holdings PLC,

5.25%, 12/12/12	700	689

6.50%, 9/15/37	200	164

6.80%, 6/1/38	150	128

Korea Development Bank,

5.30%, 1/17/13	205	190

Kreditanstalt fuer Wiederaufbau,

4.63%, 1/20/11	350	367

4.75%, 5/15/12	1,000	1,070

3.25%, 3/15/13	2,600	2,647

3.50%, 5/16/13	225	232

4.00%, 10/15/13	1,200	1,257

4.13%, 10/15/14	500	528

4.88%, 1/17/17	200	215

4.38%, 3/15/18	375	392

0.00%, 6/29/37	500	127

Landwirtschaftliche Rentenbank,

5.25%, 7/15/11	175	188

3.25%, 3/15/13	250	253

5.13%, 2/1/17	900	971

Oesterreichische Kontrollbank A.G.,

3.13%, 10/14/11	100	101

4.75%, 10/16/12	850	913

3.63%, 6/17/13	170	177

4.50%, 3/9/15	250	268

5.00%, 4/25/17	100	112

Royal Bank of Canada,

5.65%, 7/20/11	250	266

Royal Bank of Scotland Group PLC,

6.38%, 2/1/11	100	90

5.00%, 11/12/13	275	178

5.00%, 10/1/14	400	253

UBS A.G./Stamford Branch,

5.88%, 7/15/16	450	350

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Banks – 1.2% – continued

5.88%, 12/20/17	$540	$464

5.75%, 4/25/18	125	105
		15,203

Beverages – 0.1%

Diageo Capital PLC,

5.13%, 1/30/12	25	26

5.50%, 9/30/16	150	152

5.75%, 10/23/17	750	764

Diageo Finance BV,

5.50%, 4/1/13	225	232
		1,174

Building Materials – 0.0%

Lafarge S.A.,

6.50%, 7/15/16	50	37

Chemicals – 0.0%

Potash Corp. of Saskatchewan,

7.75%, 5/31/11	150	161

5.88%, 12/1/36	50	45
		206

Diversified Financial Services – 0.2%

ConocoPhillips Canada Funding Co.,

5.63%, 10/15/16	1,150	1,191

5.95%, 10/15/36	250	221

Credit Suisse Guernsey Ltd.,

5.86%, 5/29/49	150	55

MUFG Capital Finance 1 Ltd.,

6.35%, 7/25/16	500	335

UFJ Finance Aruba AEC,

6.75%, 7/15/13	200	206
		2,008

Electric – 0.1%

Hydro-Quebec,

6.30%, 5/11/11	350	376

8.00%, 2/1/13	250	291

9.40%, 2/1/21	200	275

Ontario Hydro,

7.45%, 3/31/13	150	172

Scottish Power PLC,

5.38%, 3/15/15	100	90
		1,204

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Electronics – 0.0%

Philips Electronics,

4.63%, 3/11/13	$200	$198

6.88%, 3/11/38	225	218
		416

Healthcare – Products – 0.0%

Covidien International Finance S.A.,

6.00%, 10/15/17	300	304

6.55%, 10/15/37	25	25
		329

Holding Companies – Diversified – 0.0%

EnCana Holdings Finance Corp.,

5.80%, 5/1/14	100	98

Insurance – 0.0%

Allied World Assurance Holdings Ltd.,

7.50%, 8/1/16	100	64

AXA S.A.,

8.60%, 12/15/30	75	53

ING Groep N.V.,

5.78%, 12/29/49	75	21

XL Capital Ltd.,

6.50%, 3/1/49	50	9
		147

Iron/Steel – 0.0%

ArcelorMittal,

6.13%, 6/1/18	300	217

Media – 0.0%

Thomson Reuters Corp.,

5.95%, 7/15/13	375	366

Mining – 0.2%

Alcan, Inc.,

4.50%, 5/15/13	100	84

5.20%, 1/15/14	100	84

6.13%, 12/15/33	100	67

Barrick North America Finance LLC,

6.80%, 9/15/18	175	175

BHP Billiton Finance USA Ltd.,

4.80%, 4/15/13	300	293

5.25%, 12/15/15	250	241

5.40%, 3/29/17	100	96

Rio Tinto Finance USA Ltd.,

6.50%, 7/15/18	675	591

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Mining – 0.2% – continued

Vale Overseas Ltd.,

6.25%, 1/23/17	$525	$517

6.88%, 11/21/36	125	108
		2,256

Miscellaneous Manufacturing – 0.1%

Ingersoll-Rand Global Holding Co. Ltd.,

6.00%, 8/15/13	200	195

Tyco Electronics Group S.A.,

6.55%, 10/1/17	50	38

7.13%, 10/1/37	50	32

Tyco International Ltd./Tyco International Finance S.A.,

6.88%, 1/15/21	450	376
		641

Multi-National – 0.9%

Asian Development Bank/Pasig,

4.13%, 9/15/10	150	156

5.50%, 6/27/16	600	692

5.59%, 7/16/18	50	59

Corp. Andina de Fomento,

5.20%, 5/21/13	100	93

5.75%, 1/12/17	100	83

European Bank for Reconstruction & Development,

3.63%, 6/17/13	190	197

European Investment Bank,

3.25%, 2/15/11	300	309

2.63%, 5/16/11	200	204

3.13%, 7/15/11	500	516

3.25%, 5/15/13	1,025	1,054

3.38%, 6/12/13	750	775

4.25%, 7/15/13	1,300	1,368

4.63%, 5/15/14	750	806

4.88%, 1/17/17	800	843

5.13%, 5/30/17	350	380

4.88%, 2/15/36	200	197

Inter-American Development Bank,

5.00%, 4/5/11	100	106

4.38%, 9/20/12	1,200	1,272

3.50%, 7/8/13	200	206

4.25%, 9/10/18	400	417

International Bank for Reconstruction & Development,

5.00%, 4/1/16	450	490

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Multi-National – 0.9% – continued

9.25%, 7/15/17	$100	$138

4.75%, 2/15/35	25	25

International Finance Corp.,

5.13%, 5/2/11	150	156

4.75%, 4/25/12	25	26

3.50%, 5/15/13	300	313

Nordic Investment Bank,

3.88%, 6/15/10	350	359

5.00%, 2/1/17	100	113
		11,353

Oil & Gas – 0.3%

Alberta Energy Co. Ltd.,

7.38%, 11/1/31	75	67

Anadarko Finance Co.,

6.75%, 5/1/11	50	50

7.50%, 5/1/31	75	59

Canadian Natural Resources Ltd.,

5.70%, 5/15/17	225	201

5.90%, 2/1/18	250	224

6.25%, 3/15/38	150	116

6.75%, 2/1/39	50	40

Conoco Funding Co.,

6.35%, 10/15/11	300	325

Devon Financing Corp. ULC,

6.88%, 9/30/11	250	261

7.88%, 9/30/31	200	204

EnCana Corp.,

5.90%, 12/1/17	225	212

6.63%, 8/15/37	75	65

6.50%, 2/1/38	100	86

Marathon Global Funding Corp.,

6.00%, 7/1/12	200	203

Nexen, Inc.,

5.05%, 11/20/13	250	230

7.88%, 3/15/32	75	63

Norsk Hydro ASA,

7.75%, 6/15/23	100	111

Petro-Canada,

4.00%, 7/15/13	200	183

6.05%, 5/15/18	50	43

5.95%, 5/15/35	100	68

6.80%, 5/15/38	50	38

Shell International Finance BV,

6.38%, 12/15/38	600	632

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Oil & Gas – 0.3% – continued

Suncor Energy, Inc.,

6.10%, 6/1/18	$275	$234

7.15%, 2/1/32	100	78

5.95%, 12/1/34	50	34

6.50%, 6/15/38	100	72

Transocean, Inc.,

6.00%, 3/15/18	225	212

6.80%, 3/15/38	200	176
		4,287

Oil & Gas Services – 0.0%

Weatherford International Ltd.,

5.50%, 2/15/16	200	169

9.63%, 3/1/19	100	104

6.50%, 8/1/36	125	88
		361

Pharmaceuticals – 0.1%

AstraZeneca PLC,

5.40%, 9/15/12	200	213

5.90%, 9/15/17	700	741

6.45%, 9/15/37	50	52

Novartis Securities Investment Ltd.,

5.13%, 2/10/19	400	406
		1,412

Pipelines – 0.1%

Enbridge, Inc.,

5.80%, 6/15/14	75	72

TransCanada Pipelines Ltd.,

6.50%, 8/15/18	165	165

5.85%, 3/15/36	125	100

6.20%, 10/15/37	50	42

7.63%, 1/15/39	295	292

6.35%, 5/15/67	100	57
		728

Regional – 0.4%

Ontario (Province of Canada),

5.45%, 4/27/16	350	384

Province of British Columbia Canada,

4.30%, 5/30/13	100	105

7.25%, 9/1/36	175	250

Province of Manitoba Canada,

4.90%, 12/6/16	200	205

9.25%, 4/1/20	150	222

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Regional – 0.4% – continued

Province of Nova Scotia Canada,

5.75%, 2/27/12	$100	$108

8.25%, 7/30/22	200	288

Province of Ontario Canada,

3.38%, 5/20/11	75	77

4.38%, 2/15/13	250	263

3.50%, 7/15/13	100	102

4.75%, 1/19/16	200	210

4.95%, 11/28/16	650	695

Province of Quebec Canada,

5.13%, 11/14/16	250	258

4.63%, 5/14/18	350	348

7.50%, 7/15/23	300	370

7.13%, 2/9/24	100	120

7.50%, 9/15/29	275	354

Province of Saskatchewan Canada,

8.50%, 7/15/22	200	300
		4,659

Sovereign – 1.1%

Brazilian Government International Bond,

6.00%, 1/17/17	1,250	1,247

8.00%, 1/15/18	400	438

8.88%, 10/14/19	1,075	1,263

8.88%, 4/15/24	600	692

7.13%, 1/20/37	100	100

11.00%, 8/17/40	475	603

Eksportfinans,

5.00%, 2/14/12	250	260

5.50%, 5/25/16	100	106

5.50%, 6/26/17	200	212

Export Development Canada,

3.50%, 5/16/13	670	704

Israel Government International Bond,

5.50%, 11/9/16	225	242

Italy Government International Bond,

6.00%, 2/22/11	425	451

5.63%, 6/15/12	400	425

5.25%, 9/20/16	1,000	1,035

5.38%, 6/12/17	1,025	1,038

5.38%, 6/15/33	175	164

Japan Bank for International Cooperation,

4.25%, 6/18/13	200	207

Peruvian Government International Bond,

8.38%, 5/3/16	300	333

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Sovereign – 1.1% – continued

7.35%, 7/21/25	$200	$201

6.55%, 3/14/37	150	134

Republic of Korea,

4.25%, 6/1/13	100	97

5.13%, 12/7/16	125	116

Republic of Poland,

5.00%, 10/19/15	475	448

Republic of South Africa,

7.38%, 4/25/12	250	257

Svensk Exportkredit AB,

5.13%, 3/1/17	500	519

Swedish Export Credit,

4.50%, 9/27/10	150	155

4.88%, 9/29/11	225	237

United States of Mexico,

8.38%, 1/14/11	100	110

6.38%, 1/16/13	875	923

6.63%, 3/3/15	500	526

5.63%, 1/15/17	350	342

8.13%, 12/30/19	400	448

7.50%, 4/8/33	100	104

6.75%, 9/27/34	450	424

6.05%, 1/11/40	120	103
		14,664

Telecommunications – 0.6%

America Movil SAB de C.V.,

5.75%, 1/15/15	100	96

6.13%, 11/15/37	200	154

British Telecommunications PLC,

8.63%, 12/15/10	250	260

5.95%, 1/15/18	575	468

9.13%, 12/15/30	100	91

Deutsche Telekom International Finance BV,

5.88%, 8/20/13	775	788

5.75%, 3/23/16	525	515

8.75%, 6/15/30	100	107

France Telecom S.A.,

7.75%, 3/1/11	300	321

8.50%, 3/1/31	175	221

Rogers Communications, Inc.,

6.80%, 8/15/18	600	600

Royal KPN N.V.,

8.00%, 10/1/10	200	207

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.4% – continued

Telecommunications – 0.6% – continued

Telecom Italia Capital S.A.,

5.25%, 11/15/13	$475	$427

5.25%, 10/1/15	675	569

6.38%, 11/15/33	50	36

7.72%, 6/4/38	50	42

Telefonica Emisiones SAU,

6.42%, 6/20/16	900	931

7.05%, 6/20/36	200	205

Telefonos de Mexico S.A. de C.V.,

5.50%, 1/27/15	125	116

Telus Corp.,

8.00%, 6/1/11	125	130

Vodafone Group PLC,

5.00%, 12/16/13	850	861

5.00%, 9/15/15	100	97

5.63%, 2/27/17	225	223

6.15%, 2/27/37	375	354
		7,819

Transportation – 0.0%

Canadian National Railway Co.,

4.40%, 3/15/13	450	453

6.90%, 7/15/28	25	27

6.20%, 6/1/36	25	25

6.38%, 11/15/37	50	53

Canadian Pacific Railway Co.,

6.50%, 5/15/18	50	45

5.95%, 5/15/37	50	35
		638
Total Foreign Issuer Bonds
(Cost $72,129)		70,223
U.S. GOVERNMENT AGENCIES – 47.8% (4)

Fannie Mae – 22.9%

6.63%, 11/15/10	1,000	1,086

5.50%, 3/15/11	500	539

3.50%, 4/28/11	4,800	4,807

6.00%, 5/15/11	500	548

4.38%, 3/15/13	3,300	3,577

4.25%, 5/8/13	5,300	5,318

4.35%, 5/29/13	2,500	2,513

4.63%, 10/15/13	500	549

2.75%, 3/13/14	4,000	4,048

5.00%, 3/15/16	500	555

5.00%, 5/11/17	1,000	1,110

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

5.25%, 12/21/17	$2,500	$2,563

5.50%, 12/14/22	3,000	3,032

5.80%, 2/9/26	3,670	3,816

6.63%, 11/15/30	200	262

6.00%, 4/18/36	2,000	2,116

5.63%, 7/15/37	1,000	1,116

Pool #255376,

6.00%, 8/1/19	219	230

Pool #255695,

4.50%, 3/1/35	79	81

Pool #256675,

5.00%, 4/1/27	562	582

Pool #256677,

6.00%, 4/1/27	368	385

Pool #256792,

6.50%, 6/1/22	295	309

Pool #256925,

6.00%, 10/1/37	949	993

Pool #256959,

6.00%, 11/1/37	4,037	4,221

Pool #257239,

5.50%, 6/1/28	920	958

Pool #357630,

5.00%, 10/1/19	349	364

Pool #707791,

5.00%, 6/1/33	2,407	2,492

Pool #709239,

5.00%, 7/1/18	1,628	1,701

Pool #720049,

5.50%, 7/1/33	868	904

Pool #722424,

4.31%, 7/1/33	132	133

Pool #725185,

5.00%, 2/1/19	385	403

Pool #725425,

5.50%, 4/1/34	801	835

Pool #730811,

4.50%, 8/1/33	835	856

Pool #735222,

5.00%, 2/1/35	428	443

Pool #735358,

5.50%, 2/1/35	1,301	1,354

Pool #735502,

6.00%, 4/1/35	232	243

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

Pool #737853,

5.00%, 9/1/33	$4,062	$4,205

Pool #745418,

5.50%, 4/1/36	917	953

Pool #745754,

5.00%, 9/1/34	3,382	3,501

Pool #745826,

6.00%, 7/1/36	5,510	5,765

Pool #746272,

4.00%, 10/1/18	1,245	1,277

Pool #747383,

5.50%, 10/1/33	1,320	1,375

Pool #753678,

4.74%, 12/1/33	526	542

Pool #755632,

5.00%, 4/1/34	2,295	2,374

Pool #766083,

4.65%, 2/1/34	60	61

Pool #772730,

5.00%, 4/1/34	1,535	1,589

Pool #773287,

4.36%, 3/1/35	608	622

Pool #783586,

4.45%, 3/1/35	563	563

Pool #790406,

6.00%, 9/1/34	824	864

Pool #793666,

5.50%, 9/1/34	753	785

Pool #795136,

4.95%, 10/1/34	104	107

Pool #796250,

5.50%, 11/1/34	657	684

Pool #799999,

4.72%, 11/1/34	696	710

Pool #800471,

5.50%, 10/1/34	3,444	3,585

Pool #805043,

3.81%, 12/1/34	211	211

Pool #805159,

4.78%, 1/1/35	143	146

Pool #807701,

4.50%, 12/1/19	422	437

Pool #811944,

4.50%, 1/1/20	633	654

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

Pool #815639,

4.96%, 6/1/35	$83	$84

Pool #817795,

6.00%, 8/1/36	779	816

Pool #820998,

4.00%, 4/1/35	283	284

Pool #821912,

4.95%, 6/1/35	1,329	1,361

Pool #822455,

4.65%, 4/1/35	261	267

Pool #826057,

5.00%, 7/1/35	662	685

Pool #826368,

5.10%, 7/1/35	516	531

Pool #831676,

6.50%, 8/1/36	329	349

Pool #832628,

5.50%, 9/1/20	260	272

Pool #833067,

5.50%, 9/1/35	4,001	4,161

Pool #835517,

4.97%, 8/1/35	168	171

Pool #840577,

5.00%, 10/1/20	245	255

Pool #844909,

4.50%, 10/1/20	378	391

Pool #846600,

5.15%, 1/1/36	1,302	1,343

Pool #847921,

5.50%, 11/1/20	847	885

Pool #850614,

5.47%, 1/1/36	272	283

Pool #863759,

4.00%, 12/1/20	330	336

Pool #864435,

4.50%, 12/1/20	976	1,008

Pool #866109,

5.15%, 12/1/35	101	104

Pool #869217,

5.46%, 2/1/36	399	412

Pool #869710,

6.00%, 4/1/36	1,874	1,961

Pool #871135,

6.00%, 1/1/37	598	626

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

Pool #880505,

6.00%, 8/1/21	$337	$353

Pool #882055,

5.48%, 6/1/36	388	400

Pool #884125,

5.15%, 6/1/36	30	30

Pool #884720,

5.38%, 8/1/36	154	158

Pool #884776,

5.50%, 10/1/36	776	803

Pool #885769,

6.00%, 6/1/36	316	330

Pool #885866,

6.00%, 6/1/36	827	865

Pool #887019,

5.86%, 6/1/36	922	953

Pool #887111,

5.50%, 5/1/20	157	165

Pool #888100,

5.50%, 9/1/36	3,023	3,147

Pool #888152,

5.00%, 5/1/21	674	702

Pool #888205,

6.50%, 2/1/37	726	766

Pool #888318,

5.67%, 2/1/37	490	508

Pool #888447,

4.00%, 5/1/21	406	414

Pool #889224,

5.50%, 1/1/37	3,769	3,920

Pool #889390,

6.00%, 3/1/23	875	917

Pool #889401,

6.00%, 3/1/38	3,590	3,757

Pool #889415,

6.00%, 5/1/37	8,208	8,588

Pool #889630,

6.50%, 3/1/38	949	1,001

Pool #892536,

6.50%, 9/1/36	393	414

Pool #892968,

6.50%, 8/1/21	123	129

Pool #893363,

5.00%, 6/1/36	661	683

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

Pool #893366,

5.00%, 4/1/35	$925	$957

Pool #894453,

5.91%, 9/1/36	2,353	2,449

Pool #897519,

5.97%, 11/1/36	71	73

Pool #898089,

5.50%, 7/1/26	427	445

Pool #898417,

6.00%, 10/1/36	1,591	1,665

Pool #899079,

5.00%, 3/1/37	1,356	1,400

Pool #902188,

5.82%, 11/1/36	81	84

Pool #905090,

5.50%, 10/1/21	414	432

Pool #905759,

5.88%, 12/1/36	226	235

Pool #906090,

5.50%, 1/1/37	2,348	2,440

Pool #906237,

5.74%, 1/1/37	520	538

Pool #906389,

5.39%, 1/1/37	75	77

Pool #907818,

5.61%, 1/1/37	77	80

Pool #910147,

5.00%, 3/1/22	1,085	1,126

Pool #910338,

5.75%, 3/1/37	174	181

Pool #912414,

4.50%, 1/1/22	924	953

Pool #914522,

5.77%, 3/1/37	82	85

Pool #915499,

5.00%, 3/1/37	1,202	1,242

Pool #915870,

7.00%, 4/1/37	434	463

Pool #918515,

5.00%, 6/1/37	1,497	1,546

Pool #918832,

6.00%, 4/1/37	6,157	6,438

Pool #919461,

5.71%, 4/1/37	80	83

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

Pool #920457,

4.90%, 8/1/36	$61	$62

Pool #920468,

4.42%, 4/1/34	609	621

Pool #920988,

5.92%, 11/1/36	49	51

Pool #923023,

6.46%, 1/1/37	845	879

Pool #923123,

5.00%, 4/1/36	391	405

Pool #923166,

7.50%, 1/1/37	349	372

Pool #928261,

4.50%, 3/1/36	453	464

Pool #928909,

6.00%, 12/1/37	41	43

Pool #928915,

6.00%, 11/1/37	400	418

Pool #940623,

5.50%, 8/1/37	1,259	1,307

Pool #943388,

6.00%, 6/1/37	2,922	3,055

Pool #943617,

6.00%, 8/1/37	2,353	2,460

Pool #945868,

5.50%, 8/1/37	5,667	5,888

Pool #945876,

5.50%, 8/1/37	1,218	1,265

Pool #946527,

7.00%, 9/1/37	375	399

Pool #947216,

6.00%, 10/1/37	789	825

Pool #949391,

5.50%, 8/1/22	320	334

Pool #953018,

6.50%, 10/1/37	3,701	3,903

Pool #953910,

6.00%, 11/1/37	2,087	2,182

Pool #955771,

6.50%, 10/1/37	5,295	5,584

Pool #959604,

6.50%, 11/1/37	617	651

Pool #959880,

5.50%, 11/1/37	2,639	2,742

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

Pool #962343,

5.00%, 3/1/38	$5,233	$5,405

Pool #962687,

5.00%, 4/1/38	2,812	2,905

Pool #963735,

4.50%, 6/1/23	944	973

Pool #965389,

6.00%, 10/1/23	982	1,029

Pool #966660,

6.00%, 12/1/37	99	104

Pool #968037,

6.00%, 1/1/38	2,390	2,499

Pool #970013,

4.50%, 6/1/38	987	1,010

Pool #971734,

4.50%, 4/1/37	871	891

Pool #972452,

5.50%, 3/1/38	7,456	7,746

Pool #975365,

5.00%, 6/1/23	915	950

Pool #976699,

5.00%, 4/1/28	936	970

Pool #976963,

5.50%, 2/1/38	14,091	14,656

Pool #981704,

5.00%, 6/1/23	2,363	2,454

Pool #981823,

4.94%, 6/1/38	1,035	1,065

Pool #981854,

5.50%, 7/1/38	4,223	4,387

Pool #984075,

4.50%, 6/1/23	1,884	1,942

Pool #986760,

5.50%, 7/1/38	7,614	7,910

Pool #987114,

5.50%, 9/1/23	245	256

Pool #987115,

5.50%, 9/1/23	1,077	1,125

Pool #992472,

6.00%, 10/1/38	1,238	1,294

Pool #992491,

4.50%, 10/1/23	1,431	1,475

Pool #993055,

5.50%, 12/1/38	1,898	1,971

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Fannie Mae – 22.9% – continued

Pool TBA,

4.50%, 4/15/24 (5)	$2,500	$2,573

5.00%, 4/15/24 (5)	3,000	3,111

5.50%, 4/15/24 (5)	2,500	2,606

4.00%, 5/15/24 (5)	1,000	1,013

4.00%, 5/15/39 (5)	3,000	3,007

4.50%, 5/15/39 (5)	6,500	6,622

5.00%, 5/15/39 (5)	16,500	16,980

6.50%, 5/15/39 (5)	3,500	3,673

7.00%, 5/15/39 (5)	5,000	5,300
		296,444

Federal Farm Credit Bank – 0.1%

5.25%, 9/13/10	500	528

3.75%, 12/6/10	500	520
		1,048

Federal Home Loan Bank – 2.0%

2.75%, 6/18/10	2,000	2,040

4.38%, 10/22/10	3,000	3,141

4.63%, 2/18/11	4,205	4,456

2.63%, 5/20/11	5,000	5,076

5.38%, 8/19/11	1,000	1,083

4.88%, 11/18/11	500	541

4.00%, 9/6/13	5,000	5,332

5.38%, 5/18/16	3,500	3,974
		25,643

Freddie Mac – 8.8%

2.88%, 4/30/10	2,000	2,037

4.13%, 7/12/10	500	521

2.88%, 11/23/10	2,000	2,052

2.75%, 4/11/11	2,000	2,051

1.63%, 4/26/11	4,000	4,012

4.75%, 3/5/12	1,800	1,950

2.13%, 3/23/12	2,000	2,015

5.13%, 7/15/12	5,125	5,646

5.50%, 8/20/12	6,300	7,022

4.50%, 1/15/13	3,300	3,584

3.75%, 6/28/13	2,000	2,124

4.50%, 1/15/14	7,000	7,654

5.25%, 4/18/16	500	566

5.13%, 10/18/16	5,450	6,062

5.00%, 2/16/17	500	550

4.88%, 6/13/18	1,000	1,109

6.75%, 3/15/31	1,700	2,268

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Freddie Mac – 8.8% – continued

Pool #1B2125,

4.54%, 3/1/35	$969	$988

Pool #1B2130,

4.28%, 3/1/35	75	76

Pool #1B3264,

5.87%, 2/1/37	798	830

Pool #1B7328,

5.83%, 4/1/37	171	177

Pool #1B7359,

5.71%, 5/1/37	194	201

Pool #1G0321,

4.84%, 9/1/35	316	324

Pool #1G0809,

4.64%, 7/1/35	441	451

Pool #1G0911,

5.41%, 4/1/36	655	677

Pool #1G1506,

5.51%, 1/1/37	156	162

Pool #1G1623,

5.70%, 4/1/37	184	191

Pool #1G1763,

4.87%, 11/1/35	103	105

Pool #1G1790,

5.39%, 11/1/35	149	154

Pool #1G2620,

6.00%, 11/1/36	132	137

Pool #1G2638,

6.22%, 9/1/36	142	147

Pool #1G2675,

5.86%, 2/1/38	933	972

Pool #1G3611,

5.99%, 4/1/37	186	193

Pool #1H1348,

5.82%, 10/1/36	140	145

Pool #1H2569,

5.21%, 9/1/35	1,088	1,110

Pool #1H2605,

5.65%, 4/1/36	816	843

Pool #1J0345,

5.69%, 3/1/37	72	75

Pool #1J0355,

5.60%, 3/1/37	55	57

Pool #1J0365,

5.91%, 4/1/37	579	602

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Freddie Mac – 8.8% – continued

Pool #1J1317,

5.71%, 4/1/36	$250	$258

Pool #1J1390,

5.88%, 12/1/36	160	167

Pool #1J1634,

6.18%, 12/1/36	892	927

Pool #1J1646,

5.25%, 4/1/37	336	345

Pool #1L0078,

5.12%, 6/1/35	136	139

Pool #1L0130,

4.72%, 7/1/35	73	74

Pool #1L1214,

5.23%, 12/1/35	4,806	4,917

Pool #1L1480,

4.42%, 12/1/33	154	154

Pool #1N0243,

6.34%, 8/1/36	58	60

Pool #1N1746,

6.09%, 9/1/37	820	852

Pool #781274,

4.72%, 2/1/34	76	77

Pool #782905,

4.88%, 12/1/34	94	96

Pool #783081,

4.70%, 4/1/35	533	535

Pool #847755,

5.52%, 5/1/37	378	387

Pool TBA,

4.50%, 4/15/24 (5)	1,000	1,029

5.00%, 4/15/24 (5)	1,500	1,555

4.00%, 5/15/24 (5)	1,100	1,113

6.00%, 4/15/39 (5)	1,500	1,571

4.50%, 5/15/39 (5)	3,000	3,052

5.00%, 5/15/39 (5)	9,000	9,253

5.50%, 5/15/39 (5)	13,500	13,968

6.00%, 5/15/39 (5)	9,500	9,904

6.50%, 5/15/39 (5)	3,000	3,154
		113,427

Freddie Mac Gold – 9.0%

Pool #A16753,

5.00%, 11/1/33	453	469

Pool #A17665,

5.00%, 1/1/34	1,412	1,460

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Freddie Mac Gold – 9.0% – continued

Pool #A27950,

5.50%, 11/1/34	$3,611	$3,758

Pool #A31136,

5.50%, 1/1/35	524	545

Pool #A39306,

5.50%, 11/1/35	2,791	2,902

Pool #A46224,

5.00%, 7/1/35	337	349

Pool #A48104,

5.00%, 1/1/36	869	898

Pool #A51296,

6.00%, 8/1/36	599	626

Pool #A54897,

6.50%, 8/1/36	381	403

Pool #A56110,

5.50%, 12/1/36	1,355	1,408

Pool #A58690,

6.00%, 3/1/37	93	97

Pool #A58718,

5.50%, 3/1/37	426	442

Pool #A59081,

5.50%, 4/1/37	4,106	4,265

Pool #A60942,

5.00%, 5/1/37	686	708

Pool #A61560,

5.50%, 10/1/36	5,448	5,665

Pool #A61573,

5.00%, 9/1/34	2,876	2,981

Pool #A61597,

5.50%, 12/1/35	411	428

Pool #A64474,

5.50%, 9/1/37	431	448

Pool #A68761,

5.50%, 9/1/37	2,380	2,472

Pool #A69169,

4.50%, 12/1/37	927	948

Pool #A69303,

6.00%, 11/1/37	1,335	1,397

Pool #A73778,

5.00%, 2/1/38	3,723	3,844

Pool #A81606,

6.00%, 9/1/38	1,598	1,672

Pool #B10630,

4.50%, 11/1/18	976	1,011

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Freddie Mac Gold – 9.0% – continued

Pool #B17658,

4.50%, 1/1/20	$39	$41

Pool #B18502,

5.50%, 6/1/20	149	156

Pool #B18931,

4.50%, 3/1/20	186	192

Pool #C91009,

5.00%, 11/1/26	255	264

Pool #C91020,

5.50%, 3/1/27	525	547

Pool #D97197,

5.00%, 2/1/27	309	320

Pool #D97498,

6.00%, 12/1/27	1,137	1,193

Pool #D97524,

5.50%, 1/1/28	1,228	1,279

Pool #D97564,

5.00%, 1/1/28	863	894

Pool #E99030,

4.50%, 9/1/18	1,671	1,731

Pool #G01907,

4.50%, 8/1/34	502	514

Pool #G01974,

5.00%, 12/1/35	6,604	6,828

Pool #G02069,

5.50%, 3/1/36	491	511

Pool #G02386,

6.00%, 11/1/36	7,941	8,312

Pool #G02391,

6.00%, 11/1/36	214	224

Pool #G02540,

5.00%, 11/1/34	878	909

Pool #G02649,

6.00%, 1/1/37	409	428

Pool #G02702,

6.50%, 1/1/37	653	689

Pool #G02911,

6.00%, 4/1/37	364	381

Pool #G02973,

6.00%, 6/1/37	755	790

Pool #G03121,

5.00%, 6/1/36	2,505	2,590

Pool #G03134,

5.50%, 8/1/36	915	951

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Freddie Mac Gold – 9.0% – continued

Pool #G03176,

5.00%, 8/1/37	$984	$1,016

Pool #G03218,

6.00%, 9/1/37	830	868

Pool #G03351,

6.00%, 9/1/37	1,584	1,658

Pool #G03513,

6.00%, 11/1/37	2,224	2,327

Pool #G03600,

7.00%, 11/1/37	876	928

Pool #G03936,

5.50%, 1/1/38	6,073	6,309

Pool #G03938,

6.00%, 2/1/38	4,587	4,801

Pool #G04287,

5.00%, 5/1/38	1,935	1,998

Pool #G04459,

5.50%, 6/1/38	2,704	2,809

Pool #G04650,

6.50%, 9/1/38	4,897	5,169

Pool #G08189,

7.00%, 3/1/37	244	258

Pool #G08192,

5.50%, 4/1/37	1,332	1,383

Pool #G11776,

4.50%, 9/1/20	377	389

Pool #G12571,

4.00%, 1/1/22	844	859

Pool #G12673,

5.00%, 9/1/21	723	753

Pool #G12837,

4.50%, 4/1/22	1,206	1,244

Pool #G12869,

5.00%, 9/1/22	1,540	1,600

Pool #G13136,

4.50%, 5/1/23	1,889	1,946

Pool #G13201,

4.50%, 7/1/23	1,424	1,467

Pool #G18220,

6.00%, 11/1/22	192	202

Pool #G30327,

4.50%, 1/1/27	349	357

Pool #J00991,

4.00%, 1/1/21	438	446

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Freddie Mac Gold – 9.0% – continued

Pool #J02541,

4.00%, 9/1/20	$382	$389

Pool #J03041,

6.00%, 7/1/21	322	338

Pool #J03736,

5.50%, 11/1/21	385	402

Pool #J05307,

4.50%, 8/1/22	582	599

Pool #J06175,

5.00%, 5/1/21	347	362

Pool #J06465,

6.00%, 11/1/22	159	167

Pool #J06476,

5.50%, 11/1/22	715	746

Pool #J08098,

5.50%, 6/1/23	756	790

Pool #J08202,

5.00%, 7/1/23	901	936

Pool #J08454,

5.00%, 8/1/23	1,783	1,851

Pool #J08913,

5.50%, 10/1/23	946	987

Pool #J09148,

5.00%, 12/1/23	1,483	1,539
		116,833

Government National Mortgage Association – 0.8%

Pool TBA,

5.50%, 4/15/39 (5)	2,000	2,081

5.50%, 4/15/39 (5)	1,500	1,559

4.50%, 5/15/39 (5)	2,000	2,039

5.00%, 5/15/39 (5)	3,500	3,616

5.00%, 5/15/39 (5)	1,000	1,031
		10,326

Government National Mortgage Association I – 2.4%

Pool #510835,

5.50%, 2/15/35	402	420

Pool #597889,

5.50%, 6/15/33	851	889

Pool #614169,

5.00%, 7/15/33	391	407

Pool #617739,

6.00%, 10/15/37	312	327

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Government National Mortgage Association I – 2.4% – continued

Pool #634431,

6.00%, 9/15/34	$115	$121

Pool #641416,

5.50%, 4/15/35	483	504

Pool #646341,

6.00%, 11/15/36	468	490

Pool #648538,

5.00%, 12/15/35	621	645

Pool #651753,

5.50%, 3/15/36	402	420

Pool #658560,

6.50%, 8/15/36	1,321	1,388

Pool #661917,

7.00%, 4/15/37	332	351

Pool #670114,

6.50%, 7/15/37	413	434

Pool #675211,

6.50%, 3/15/38	703	738

Pool #675484,

5.50%, 6/15/38	1,891	1,971

Pool #676360,

6.50%, 10/15/37	489	514

Pool #687824,

5.50%, 8/15/38	2,220	2,314

Pool #687900,

5.00%, 9/15/38	497	516

Pool #687901,

5.00%, 9/15/38	1,943	2,019

Pool #688461,

6.00%, 5/15/38	2,937	3,073

Pool #695635,

7.00%, 10/15/38	634	670

Pool #699277,

6.00%, 9/15/38	1,300	1,360

Pool #700972,

5.50%, 11/15/38	967	1,007

Pool #701196,

6.00%, 10/15/38	2,256	2,361

Pool #781939,

6.00%, 7/15/34	1,887	1,976

Pool #782131,

5.50%, 12/15/36	973	1,015

Pool #782150,

5.50%, 4/15/37	926	967

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Government National Mortgage Association I – 2.4% – continued

Pool #782259,

5.00%, 2/15/36	$977	$1,016

Pool #782272,

5.50%, 2/15/38	2,417	2,522
		30,435

Government National Mortgage Association II – 1.8%

Pool #3570,

6.00%, 6/20/34	407	426

Pool #3665,

5.50%, 1/20/35	1,243	1,295

Pool #3852,

6.00%, 5/20/36	377	395

Pool #3910,

6.00%, 10/20/36	729	762

Pool #3994,

5.00%, 6/20/37	430	446

Pool #4018,

6.50%, 8/20/37	326	342

Pool #4026,

5.00%, 9/20/37	471	489

Pool #4027,

5.50%, 9/20/37	417	434

Pool #4040,

6.50%, 10/20/37	349	366

Pool #4098,

5.50%, 3/20/38	1,951	2,030

Pool #4116,

6.50%, 4/20/38	761	798

Pool #4170,

6.00%, 6/20/38	1,723	1,800

Pool #4194,

5.50%, 7/20/38	4,269	4,442

Pool #4243,

5.00%, 9/20/38	991	1,028

Pool #4245,

6.00%, 9/20/38	899	939

Pool #4269,

6.50%, 10/20/38	967	1,015

Pool #4344,

6.00%, 1/20/39	1,501	1,569

Pool #4345,

6.50%, 1/20/39	973	1,021

Pool #654804,

6.00%, 5/20/36	472	494

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.8% (4) – continued

Government National Mortgage Association II – 1.8% – continued

Pool #782433,

6.00%, 10/20/38	$2,882	$3,017
		23,108

Tennessee Valley Authority – 0.0%

5.50%, 7/18/17	600	670
Total U.S. Government Agencies
(Cost $597,465)		617,934

U.S. GOVERNMENT OBLIGATIONS – 27.3%

U.S. Treasury Bonds – 4.9%

8.75%, 8/15/20	1,450	2,212

7.88%, 2/15/21	1,550	2,248

8.00%, 11/15/21	2,125	3,144

7.13%, 2/15/23	2,000	2,813

6.25%, 8/15/23	11,550	15,195

7.63%, 2/15/25	165	252

6.00%, 2/15/26	6,750	8,893

5.38%, 2/15/31	1,000	1,261

4.50%, 2/15/36	475	547

4.75%, 2/15/37	7,335	8,788

5.00%, 5/15/37	4,575	5,692

4.38%, 2/15/38	8,890	10,098

4.50%, 5/15/38	1,700	1,985
		63,128

U.S. Treasury Notes – 22.4%

4.75%, 2/15/10	5,500	5,698

2.00%, 2/28/10	13,000	13,164

4.50%, 5/15/10	16,100	16,804

5.75%, 8/15/10	1,000	1,071

2.38%, 8/31/10	10,000	10,245

1.50%, 10/31/10	15,000	15,179

4.50%, 11/15/10	3,000	3,188

4.25%, 1/15/11	3,000	3,192

0.75%, 1/31/11	6,000	6,013

0.88%, 2/28/11	25,000	25,048

4.50%, 2/28/11	3,000	3,211

4.88%, 4/30/11	5,750	6,231

4.63%, 8/31/11	5,450	5,934

4.63%, 10/31/11	1,750	1,913

1.75%, 11/15/11	8,000	8,155

1.13%, 1/15/12	7,000	7,004

4.63%, 2/29/12	1,350	1,486

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 27.3% – continued

U.S. Treasury Notes – 22.4% – continued

4.63%, 7/31/12	$6,850	$7,599

4.13%, 8/31/12	10,400	11,390

4.25%, 9/30/12	2,250	2,477

3.38%, 11/30/12	1,000	1,073

3.63%, 12/31/12	3,500	3,793

2.88%, 1/31/13	9,500	10,049

3.13%, 4/30/13	4,000	4,280

3.38%, 7/31/13	8,000	8,655

4.25%, 8/15/13	425	476

3.13%, 8/31/13	2,000	2,142

3.13%, 9/30/13	9,700	10,388

2.75%, 10/31/13	17,500	18,457

2.00%, 11/30/13	4,700	4,797

1.75%, 3/31/14	5,000	5,017

4.25%, 8/15/14	2,000	2,264

4.00%, 2/15/15	2,000	2,237

4.50%, 11/15/15	2,000	2,319

5.13%, 5/15/16	3,000	3,579

4.63%, 11/15/16	2,600	3,015

4.63%, 2/15/17	2,500	2,905

4.50%, 5/15/17	1,850	2,130

4.75%, 8/15/17	2,400	2,807

4.25%, 11/15/17	2,950	3,346

3.50%, 2/15/18	6,250	6,707

3.88%, 5/15/18	3,300	3,640

4.00%, 8/15/18	20,750	23,059

3.75%, 11/15/18	2,300	2,507

2.75%, 2/15/19	5,000	5,027
		289,671
Total U.S. Government Obligations
(Cost $334,037)		352,799

MUNICIPAL BONDS – 0.1%

Illinois – 0.1%
Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	1,025	890
Total Municipal Bonds
(Cost $950)		890

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 9.1%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$118,229	$118,229
Total Short-Term Investments
(Cost $118,229)		118,229

Total Investments – 107.9%
(Cost $1,380,259)		1,395,676
Liabilities less Other Assets – (7.9)%		(102,422)
NET ASSETS – 100.0%		$1,293,254

(1)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of these restricted illiquid securities amounted to approximately $2,223,000 or 1.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
American International Group, Inc., 8.25%, 8/15/18	08/13/08	$150

American International Group, Inc., 8.18%, 5/15/58	6/17/08	242

Computer Sciences Corp., 5.50%, 3/15/13	2/27/08-12/23/08	236

News America Inc., 6.90%, 3/1/19	2/10/09	300

Oncor Electric Delivery Co., 6.80%, 9/1/18	9/03/08-11/17/08	213

Oncor Electric Delivery Co., 7.50%, 9/1/38	9/03/08-12/08/08	134

Verizon Wireless LLC, 8.50%, 11/15/18	1/23/09-3/13/09	1,258

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	When-Issued Security.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued	MARCH 31, 2009

At March 31, 2009, the credit quality distribution (unaudited) for the Bond Index Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	82.4%
AA	3.4
A	8.8
BAA	5.4

Total	100.0%

* Standard & Poor’s Rating Services.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Bond Index Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)

Level 1	$–	$–

Level 2	1,389,496	–

Level 3	6,180	–

Total	$1,395,676	$–

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)

Balance as of 3/31/08	$321	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	(317)	–

Net Purchases (Sales)	6,176	–

Transfers in and/or out of Level 3	–	–

Balance as of 3/31/09	$6,180	$–

*	Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized loss on investments in level 3 securities still held at March 31, 2009 was $305, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.8%

Agriculture – 0.6%

Altria Group, Inc.,
10.20%, 2/6/39	$5,545	$5,664

Banks – 4.4%

Bank of America Corp.,

8.00%, 12/29/49	1,185	486

Citigroup, Inc.,

2.13%, 4/30/12	7,689	7,715

5.63%, 8/27/12	3,510	2,556

Goldman Sachs Group (The), Inc.,

7.50%, 2/15/19	10,740	10,717

JPMorgan Chase & Co.,

1.65%, 2/23/11	3,728	3,744

6.40%, 5/15/38	1,165	1,142

JPMorgan Chase Bank N.A.,

6.00%, 10/1/17	2,685	2,517

Morgan Stanley,

2.00%, 9/22/11	10,781	10,844

Wells Fargo & Co.,

5.63%, 12/11/17	2,715	2,477
		42,198

Beverages – 0.8%

Miller Brewing Co.,

5.50%, 8/15/13 (1)(2)	3,160	3,044

PepsiCo, Inc.,

3.75%, 3/1/14	4,885	4,955
		7,999

Biotechnology – 0.3%

Amgen, Inc.,
6.40%, 2/1/39	2,790	2,682

Commercial Services – 0.1%

Erac USA Finance Co.,
7.00%, 10/15/37 (1)(2)	2,595	1,511

Cosmetics/Personal Care – 0.3%

Procter & Gamble Co.,
3.50%, 2/15/15	2,645	2,644

Diversified Financial Services – 2.2%

Bear Stearns (The) Cos., Inc.,

5.70%, 11/15/14	2,840	2,699

Caterpillar Financial Services Corp.,

6.13%, 2/17/14	4,910	4,768

Countrywide Home Loans, Inc.,

4.00%, 3/22/11	3,995	3,555

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.8% – continued

Diversified Financial Services – 2.2% – continued

General Electric Capital Corp.,

5.63%, 9/15/17	$1,535	$1,346

6.88%, 1/10/39	2,690	2,194

John Deere Capital Corp.,

5.25%, 10/1/12	4,965	5,013

Merrill Lynch & Co., Inc.,

6.15%, 4/25/13	1,145	963

Power Receivable Finance LLC,

6.29%, 1/1/12 (1)(2)	817	800
		21,338

Electric – 1.7%

Florida Power & Light Co.,

5.96%, 4/1/39	2,785	2,820

Florida Power Corp.,

6.40%, 6/15/38	4,735	4,947

Nevada Power Co.,

6.50%, 8/1/18	4,590	4,393

Progress Energy, Inc.,

7.05%, 3/15/19	3,745	3,816
		15,976

Insurance – 0.7%

Berkshire Hathaway Finance Corp.,

5.00%, 8/15/13	955	982

Pricoa Global Funding I,

4.20%, 1/15/10 (1)(2)	6,000	5,574
		6,556

Media – 1.8%

News America, Inc.,

6.90%, 3/1/19 (1)(2)	3,165	2,953

Time Warner Cable, Inc.,

5.85%, 5/1/17	10,720	9,610

Viacom, Inc.,

5.75%, 4/30/11	5,355	5,217
		17,780

Metal Fabricate/Hardware – 0.2%

Commercial Metals Co.,

7.35%, 8/15/18	2,575	2,010

Office/Business Equipment – 0.3%

Xerox Corp.,

5.50%, 5/15/12	3,975	3,443

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 20.8% – continued

Oil & Gas – 1.2%

Anadarko Petroleum Corp.,

7.63%, 3/15/14	$2,665	$2,648

Premcor Refining Group (The), Inc.,

6.75%, 5/1/14	7,385	7,005

XTO Energy, Inc.,

4.63%, 6/15/13	2,270	2,198
		11,851

Oil & Gas Services – 0.2%

Cameron International Corp.,

7.00%, 7/15/38	2,725	2,082

Pharmaceuticals – 1.8%

Eli Lilly & Co.,

3.55%, 3/6/12	4,885	4,991

Pfizer, Inc.,

4.45%, 3/15/12	4,905	5,038

7.20%, 3/15/39	6,665	7,148
		17,177

Pipelines – 0.3%

Williams Cos (The), Inc.,

8.75%, 1/15/20 (1)(2)	2,530	2,517

Real Estate Investment Trusts – 0.0% iStar Financial, Inc.,

5.88%, 3/15/16	805	233

Retail – 0.4%

CVS Caremark Corp.,

6.60%, 3/15/19	3,745	3,775

Telecommunications – 3.5%

AT&T, Inc.,

6.55%, 2/15/39	5,555	5,038

Cisco Systems, Inc.,

5.90%, 2/15/39	5,530	5,081

Verizon Communications, Inc.,

8.75%, 11/1/18	4,830	5,526

6.35%, 4/1/19	5,380	5,315

Verizon Wireless,

5.55%, 2/1/14 (1)(2)	5,390	5,395

Verizon Wireless LLC,

8.50%, 11/15/18 (1)(2)	6,275	7,168
		33,523
Total Corporate Bonds
(Cost $205,384)		200,959

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 1.7%

Beverages – 0.2%

Diageo Capital PLC,

5.20%, 1/30/13	$1,905	$1,935

Insurance – 0.5%

Allied World Assurance Holdings Ltd. of

Bermuda,

7.50%, 8/1/16	2,620	1,667

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17 (1)(2)	5,600	1,518

XL Capital Ltd.,

6.50%, 4/15/17	7,200	1,368
		4,553

Iron/Steel – 0.5%

ArcelorMittal,

5.38%, 6/1/13	6,435	4,995

Media – 0.3%

Thomson Reuters Corp.,

5.95%, 7/15/13	3,025	2,955

Oil & Gas – 0.2%

Nexen, Inc.,

6.40%, 5/15/37	3,355	2,380
Total Foreign Issuer Bonds
(Cost $29,055)		16,818

U.S. GOVERNMENT AGENCIES – 66.0% (3)

Fannie Mae – 48.1%

2.00%, 3/2/11	3,153	3,162

1.75%, 3/23/11	16,572	16,679

2.13%, 4/15/11	8,845	8,887

3.38%, 3/10/14	13,979	14,073

5.38%, 6/12/17	6,780	7,569

Pool #255452,

5.50%, 10/1/19	5,192	5,439

Pool #257314,

5.00%, 8/1/23	6,934	7,200

Pool #535714,

7.50%, 1/1/31	169	183

Pool #545003,

8.00%, 5/1/31	9	10

Pool #545437,

7.00%, 2/1/32	349	376

Pool #545556,

7.00%, 4/1/32	231	249

See Notes to the Financial Statements.

FIXED INCOME FUND	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.0% (3) – continued

Fannie Mae – 48.1% – continued

Pool #555189,

7.00%, 12/1/32	$1,195	$1,287

Pool #581806,

7.00%, 7/1/31	560	604

Pool #695066,

5.50%, 4/1/33	7,845	8,177

Pool #725424,

5.50%, 4/1/34	18,138	18,904

Pool #725787,

5.00%, 9/1/19	12,635	13,173

Pool #735893,

5.00%, 10/1/35	21,579	22,316

Pool #796457,

6.00%, 9/1/34	9,100	9,543

Pool #797773,

5.00%, 3/1/20	1,421	1,479

Pool #829125,

5.50%, 10/1/35	13,387	13,923

Pool #831810,

6.00%, 9/1/36	15,681	16,408

Pool #845182,

5.50%, 11/1/35	13,191	13,719

Pool #869217,

5.46%, 2/1/36	9,339	9,640

Pool #869801,

5.38%, 4/1/21	1,230	1,284

Pool #871232,

6.00%, 4/1/36	10,525	11,012

Pool #889266,

4.50%, 3/1/23	4,945	5,097

Pool #890001,

5.00%, 2/1/38	12,992	13,435

Pool #890009,

5.50%, 9/1/36	14,910	15,540

Pool #893082,

5.81%, 9/1/36	6,919	7,156

Pool #919638,

5.50%, 9/1/37	12,185	12,659

Pool #934476,

4.50%, 3/1/23	7,621	7,855

Pool #946869,

6.00%, 9/1/37	4,965	5,191

Pool #955782,

6.50%, 10/1/37	2,387	2,518

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.0% (3) – continued

Fannie Mae – 48.1% – continued

Pool #968158,

6.50%, 1/1/38	$5,943	$6,268

Pool #968160,

6.50%, 1/1/38	2,561	2,701

Pool #983605,

4.50%, 5/1/23	5,363	5,529

Pool #988031,

6.00%, 8/1/38	8,036	8,403

Pool #991529,

6.00%, 11/1/38	13,648	14,271

Pool #992238,

6.00%, 11/1/38	4,404	4,605

Pool TBA,

6.50%, 4/1/39 (4)	9,900	10,426

4.50%, 4/15/39 (4)	9,483	9,690

5.00%, 4/15/39 (4)	47,347	48,856

5.50%, 4/15/39 (4)	74,750	77,576
		463,072

Federal Home Loan Bank – 1.6%

3.63%, 7/1/11	14,400	15,030

Freddie Mac – 6.5%

1.63%, 4/26/11	8,402	8,427

2.13%, 3/23/12	17,721	17,855

2.50%, 1/7/14	4,775	4,779

Pool #1B3575,

6.06%, 9/1/37	7,110	7,417

Pool #1G2296,

6.17%, 11/1/37	10,446	10,931

Pool #1J0365,

5.91%, 4/1/37	7,471	7,765

Pool #1J2840,

5.95%, 9/1/37	5,101	5,312
		62,486

Freddie Mac Gold – 9.5%

Pool #A61560,

5.50%, 10/1/36	15,082	15,684

Pool #A62213,

6.00%, 6/1/37	11,576	12,116

Pool #A65182,

6.50%, 9/1/37	14,580	15,388

Pool #C00910,

7.50%, 1/1/30	531	576

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 66.0% (3) – continued

Freddie Mac Gold – 9.5% – continued

Pool #C02790,

6.50%, 4/1/37	$8,342	$8,804

Pool #C02838,

5.50%, 5/1/37	11,902	12,363

Pool #G01954,

5.00%, 11/1/35	10,502	10,858

Pool #G02869,
5.00%, 11/1/35	15,230	15,747
		91,536

Government National Mortgage Association I – 0.3%

Pool #627123,

5.50%, 3/15/34	3,284	3,429
Total U.S. Government Agencies
(Cost $617,971)		635,553

U.S. GOVERNMENT OBLIGATIONS – 9.8%

U.S. Treasury Bonds – 2.5%
4.50%, 5/15/38	20,764	24,242

U.S. Treasury Notes – 7.3%

1.38%, 3/15/12	4,785	4,818

1.75%, 3/31/14	12,620	12,663

2.38%, 3/31/16	7,843	7,894
2.75%, 2/15/19	44,232	44,474
		69,849
Total U.S. Government Obligations
(Cost $93,046)		94,091

	NUMBER OF WARRANTS	VALUE (000s)

WARRANTS – 0.0%
Leap Wireless International, Exp. 4/15/10, Strike $96.80 (2)(5) *	500	$–
Total Warrants
(Cost $5)		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 15.0%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$141,907	$141,907

U.S. Treasury Bill, 0.48%, 8/20/09 (6)	2,500	2,495
Total Short-Term Investments
(Cost $144,402)		144,402

Total Investments – 113.3%
(Cost $1,089,863)		1,091,823
Liabilities less Other Assets – (13.3)%		(128,387)
NET ASSETS – 100.0%		$963,436

(1)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of these restricted illiquid securities amounted to approximately $30,480,000 or 3.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Catlin Insurance Co. Ltd., 7.25%, 1/19/17	1/11/07-06/27/07	$5,516

Erac USA Finance Co., 7.00%, 10/15/37	10/10/07	2,572

Miller Brewing Co., 5.50%, 8/15/13	3/06/09	3,021

News America Inc., 6.90%, 3/1/19	2/10/09	3,163

Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03	817

Pricoa Global Funding I, 4.20%, 1/15/10	3/12/09-3/13/09	5,550

Verizon Wireless, 8.50%, 11/15/18	11/18/08	6,208

Verizon Wireless, 5.55%, 2/1/14	1/30/09	5,355

Williams Cos (The), Inc., 8.75%, 1/15/20	3/05/09	2,441

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)	When-Issued Security.
(5)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Fixed Income Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
Five Year
U.S. Treasury
Note	283	$33,611	Long	6/09	$482
Ten Year
U.S. Treasury
Note	584	72,462	Long	6/09	1,627

Total					$2,109

At March 31, 2009, the credit quality distribution (unaudited) for the Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	79.5%
AA	3.4
A	9.1
BBB	7.9
BB	0.1

Total	100.0%

* Standard & Poor’s Rating Services.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Fixed Income Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)
Level 1	$–	2,109

Level 2	1,061,344	–

Level 3	30,479	–

Total	$1,091,823	$2,109

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)
Balance as of 3/31/08	$10,989	$–

Realized gain (loss)	(1,548)	–

Change in unrealized appreciation/depreciation	3,250	–

Net Purchases (Sales)	17,788	–

Transfers in and/or out of Level 3	–	–

Balance as of 03/31/09	$30,479	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized loss on investments in level 3 securities still held at March 31, 2009 was $4,207, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 94.5%

British Pound Sterling – 9.6%

Treasury of Great Britain,

4.50%, 3/7/13	200	$311

8.00%, 9/27/13	145	258

5.00%, 9/7/14	375	610

4.00%, 9/7/16	225	350

5.00%, 3/7/18	1,670	2,778

4.50%, 3/7/19	950	1,517

5.00%, 3/7/25	419	680

4.75%, 12/7/30	150	237

4.25%, 3/7/36	450	651

4.75%, 12/7/38	220	347
		7,739

Canadian Dollar – 2.0%

Government of Canada,

4.25%, 12/1/09	280	228

5.00%, 6/1/14	1,230	1,132

8.00%, 6/1/23	190	229
		1,589

Euro – 32.5%

Buoni Poliennali Del Tesoro,

4.50%, 5/1/09	280	373

5.25%, 11/1/29	90	121

Deutschland Bundesrepublik,

4.25%, 7/4/17	750	1,098

4.00%, 1/4/18	600	866

6.25%, 1/4/24	285	484

5.63%, 1/4/28	200	321

5.50%, 1/4/31	95	152

Government of Austria,

4.00%, 7/15/09	130	174

5.25%, 1/4/11	315	445

5.00%, 7/15/12 (2)	1,180	1,692

Government of Belgium,

5.00%, 9/28/11	400	569

5.00%, 9/28/12	360	517

4.25%, 9/28/14	502	701

Government of France O.A.T.,

5.50%, 4/25/10	120	167

4.00%, 10/25/13	750	1,058

3.50%, 4/25/15	230	315

3.00%, 10/25/15	1,106	1,468

3.25%, 4/25/16	510	682

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 94.5% – continued

Euro – 32.5% continued

5.00%, 10/25/16	385	$571

4.25%, 4/25/19	2,635	3,687

5.50%, 4/25/29	2,465	3,840

4.00%, 10/25/38	1,000	1,303

Government of Ireland,

5.00%, 4/18/13	100	136

4.60%, 4/18/16	1,277	1,660

4.50%, 10/18/18	245	306

Government of Netherlands,

4.25%, 7/15/13	1,527	2,166

3.75%, 7/15/14	380	528

Government of Spain,

3.25%, 7/30/10	188	256

Portugal Obrigacoes do Tesouro OT,

5.15%, 6/15/11	300	424
		26,080

Japanese Yen – 21.7%

Government of Japan Ten Year Bonds,

1.40%, 9/20/11	102,000	1,052

1.50%, 3/20/12	120,000	1,246

1.30%, 6/20/12	163,000	1,683

1.30%, 3/20/15	90,000	931

1.50%, 3/20/15	57,000	596

1.50%, 9/20/15	272,300	2,850

1.50%, 12/20/17	220,000	2,270

1.50%, 9/20/18	91,000	932

1.30%, 12/20/18	40,000	402

Government of Japan Thirty Year Bonds,

2.50%, 9/20/37	41,000	450

Government of Japan Twenty Year Bonds,

1.90%, 3/22/21	180,000	1,889

1.80%, 6/20/23	50,000	509

2.10%, 12/20/27	172,000	1,780

1.90%, 12/20/28	80,000	802
		17,392

Swedish Krona – 0.2%

Kingdom of Sweden,

9.00%, 4/20/09	1,600	197

United States Dollar – 28.5%

Freddie Mac,

5.13%, 7/15/12	750	826

U.S. Treasury Bonds,

8.75%, 5/15/17	300	433

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
DEBT OBLIGATIONS – 94.5% – continued

United States Dollar – 28.5% – continued

8.50%, 2/15/20	250	$373

7.13%, 2/15/23	561	789

6.25%, 8/15/23	1,400	1,842

6.63%, 2/15/27	500	704

6.38%, 8/15/27	240	331

6.13%, 8/15/29	150	204

5.38%, 2/15/31	140	177

4.50%, 2/15/36	265	305

U.S. Treasury Notes,

4.38%, 12/15/10	388	412

4.75%, 3/31/11	585	631

1.13%, 12/15/11	1,300	1,303

2.88%, 1/31/13	575	608

2.75%, 2/28/13	1,024	1,079

3.13%, 9/30/13	1,800	1,928

4.25%, 11/15/13	234	263

2.00%, 11/30/13	2,000	2,041

4.13%, 5/15/15	650	734

5.13%, 5/15/16	1,191	1,421

4.88%, 8/15/16	2,000	2,353

4.25%, 11/15/17	822	933

3.50%, 2/15/18	550	590

3.75%, 11/15/18	500	545

2.75%, 2/15/19	2,000	2,011
		22,836
Total Debt Obligations
(Cost $73,956)		75,833

SHORT-TERM INVESTMENTS – 4.4%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	3,506	3,506
Total Short-Term Investments
(Cost $3,506)		3,506

Total Investments – 98.9%
(Cost $77,462)		79,339
Other Assets less Liabilities – 1.1%		922
NET ASSETS – 100.0%		$80,261

(1)	Principal amounts stated in local currencies.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.

Percentages shown are based on Net Assets.

At March 31, 2009, the credit quality distribution (unaudited) for the Global Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
U.S. Government	27.6%
Other Government	71.4
AAA	1.0
Total	100.0%

*	Standard & Poor’s Rating Services.

At March 31, 2009, the Global Fixed Income Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
British Pound	2,554	U.S. Dollar	3,747	5/29/09	$83
Canadian Dollar	212	U.S. Dollar	173	5/29/09	5
Euro	6,120	U.S. Dollar	8,390	5/29/09	155
U.S. Dollar	265	Australian Dollar	381	5/29/09	(1)
U.S. Dollar	586	Danish Krone	3,228	5/29/09	(11)
U.S. Dollar	4,673	Euro	3,451	5/29/09	(89)
U.S. Dollar	714	Euro	543	5/29/09	7
U.S. Dollar	9,656	Japanese Yen	945,753	5/29/09	(105)
U.S. Dollar	268	Swedish Krone	2,162	5/29/09	(5)
Total					$39

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND continued	MARCH 31, 2009

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Global Fixed Income Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)

Level 1	$–	$–

Level 2	61,947	39

Level 3	17,392	–

Total	$79,339	$39

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)

Balance as of 3/31/08	$7,679	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	719	–

Net Purchases (Sales)	8,994	–

Transfers in and/or out of Level 3	–	–

Balance as of 03/31/09	$17,392	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized gain on investments in level 3 securities still held at March 31, 2009 was $1,612, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 81.3%

Aerospace/Defense – 1.4%

L-3 Communications Corp.,

6.38%, 10/15/15	$8,140	$7,672

Moog, Inc.,

7.25%, 6/15/18 (1)	13,325	12,292
		19,964

Agriculture – 0.8%

Alliance One International, Inc.,

8.50%, 5/15/12	14,300	12,155

Auto Parts & Equipment – 1.3%

Goodyear Tire & Rubber (The) Co.,

6.32%, 12/1/09	14,750	14,086

9.00%, 7/1/15	5,075	3,908
		17,994

Banks – 2.3%

GMAC LLC,

2.49%, 5/15/09	34,475	32,751

Beverages – 0.6%

Constellation Brands, Inc.,

7.25%, 9/1/16	8,620	8,189

Chemicals – 0.9%

Airgas, Inc.,

7.13%, 10/1/18 (1)	7,775	7,464

NewMarket Corp.,

7.13%, 12/15/16	7,212	5,716
		13,180

Commercial Services – 2.2%

ARAMARK Corp.,

4.67%, 2/1/15	8,750	6,672

Corrections Corp. of America,

6.25%, 3/15/13	2,950	2,824

Iron Mountain, Inc.,

8.75%, 7/15/18	11,210	11,126

Service Corp. International,

7.50%, 4/1/27	13,710	10,077
		30,699

Distribution/Wholesale – 0.6%

ACE Hardware Corp.,

9.13%, 6/1/16 (1)(2)	10,300	8,446

Diversified Financial Services – 6.1%

CDX North America High Yield,

8.88%, 6/29/13 (1)(2)	30,475	23,727

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 81.3% – continued

Diversified Financial Services – 6.1% – continued

Ford Motor Credit Co. LLC,

5.54%, 4/15/09	$19,675	$19,429

7.38%, 10/28/09	24,600	22,062

7.38%, 2/1/11	9,800	7,406

Icahn Enterprises LP/Icahn Enterprises Finance Corp.,

7.13%, 2/15/13	10,600	8,427

International Lease Finance Corp.,

5.13%, 11/1/10	6,850	5,130
		86,181

Electric – 8.6%

AES (The) Corp.,

8.75%, 5/15/13 (1)(2)	11,750	11,574

9.75%, 4/15/16 (1)	5,925	5,570

Edison Mission Energy,

7.50%, 6/15/13	7,700	6,083

7.00%, 5/15/17	11,340	8,278

Energy Future Holdings Corp.,

10.88%, 11/1/17	30,375	19,592

KCP&L Greater Missouri Operations Co.,

11.88%, 7/1/12	18,850	19,792

NRG Energy, Inc.,

7.38%, 2/1/16	8,450	7,858

7.38%, 1/15/17	8,625	8,021

NV Energy, Inc.,

8.63%, 3/15/14	14,805	13,954

Orion Power Holdings, Inc.,

12.00%, 5/1/10	6,974	7,192

PSEG Energy Holdings LLC,

8.50%, 6/15/11	14,840	14,603
		122,517

Entertainment – 0.7%

Scientific Games Corp.,

7.88%, 6/15/16 (1)	7,350	6,358

WMG Acquisition Corp.,

7.38%, 4/15/14	4,600	3,162
		9,520

Environmental Control – 1.1%

Allied Waste North America, Inc.,

6.88%, 6/1/17	17,050	15,516

Food – 4.4%

American Stores Co.,

7.50%, 5/1/37	5,875	5,875

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 81.3% – continued

Food – 4.4% – continued

Del Monte Corp.,

8.63%, 12/15/12	$14,585	$14,658

Dole Food Co., Inc.,

13.88%, 3/15/14 (1)(2)	8,825	8,582

Smithfield Foods, Inc.,

7.00%, 8/1/11	10,725	8,258

SUPERVALU, Inc.,

7.50%, 11/15/14	15,180	14,820

Tyson Foods, Inc.,

10.50%, 3/1/14 (1)(2)	5,875	5,993

7.85%, 4/1/16	5,205	4,484
		62,670

Forest Products & Paper – 0.9%

Georgia-Pacific Corp. LLC,

8.13%, 5/15/11	7,615	7,567

P.H. Glatfelter,

7.13%, 5/1/16	5,975	5,094
		12,661

Gaming – 0.2%

Chukchansi Economic Development Authority,

8.00%, 11/15/13 (1)(2)	11,005	2,394

Gas Distribution – 1.9%

AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,

7.13%, 5/20/16	15,190	14,279

Inergy LP/Inergy Finance Corp.,

8.75%, 3/1/15 (1)(2)	5,125	4,946

8.25%, 3/1/16	8,010	7,609
		26,834

Healthcare – Products – 2.0%

Accellent, Inc.,

10.50%, 12/1/13	14,525	10,712

Biomet, Inc.,

10.00%, 10/15/17	18,125	17,944
		28,656

Healthcare – Services – 9.7%

AMR HoldCo Inc./Emcare HoldCo Inc.,

10.00%, 2/15/15	14,150	14,079

CHS/Community Health Systems, Inc.,

8.88%, 7/15/15	16,360	15,460

DaVita, Inc.,

6.63%, 3/15/13	8,850	8,585

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 81.3% – continued

Healthcare – Services – 9.7% – continued

Fresenius US Finance II, Inc.,

9.00%, 7/15/15 (1)(2)	$6,850	$7,124

HCA, Inc.,

9.13%, 11/15/14	38,250	35,955

9.25%, 11/15/16	11,685	10,633

Healthsouth Corp.,

8.32%, 6/15/14	10,325	8,880

10.75%, 6/15/16	5,650	5,537

Iasis Healthcare LLC/Iasis Capital Corp.,

8.75%, 6/15/14	17,100	16,074

Tenet Healthcare Corp.,

6.88%, 11/15/31	30,200	14,949
		137,276

Home Builders – 0.2%

Pulte Homes, Inc.,

8.13%, 3/1/11	2,995	2,905

Insurance – 0.4%

Crum & Forster Holdings Corp.,

7.75%, 5/1/17	7,200	5,616

Iron/Steel – 0.3%

Steel Dynamics, Inc.,

7.38%, 11/1/12	6,150	4,797

Machinery – Diversified – 1.3%

Case Corp.,

7.25%, 1/15/16	8,030	5,862

Case New Holland, Inc.,

6.00%, 6/1/09	12,475	12,381
		18,243

Media – 5.3%

CSC Holdings, Inc.,

8.50%, 4/15/14 (1)(2)	16,700	16,450

DirecTV Holdings LLC/DirecTV Financing Co.,

7.63%, 5/15/16	13,525	13,254

Gannett Co., Inc.,

1.45%, 5/26/09	20,725	20,342

Mediacom Broadband LLC/Mediacom

Broadband Corp.,

8.50%, 10/15/15	16,250	14,625

Time Warner Cable, Inc.,

8.25%, 4/1/19	9,850	10,122
		74,793

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 81.3% – continued

Mining – 0.4%

Freeport-McMoRan Copper & Gold, Inc.,

8.25%, 4/1/15	$5,900	$5,649

Miscellaneous Manufacturing – 0.2%

Ingersoll-Rand Global Holding Co. Ltd.,

9.50%, 4/15/14	2,950	2,950

Office/Business Equipment – 0.9%

Xerox Corp.,

7.63%, 6/15/13	14,700	13,118

Oil & Gas – 6.6%

Anadarko Petroleum Corp.,

5.95%, 9/15/16	11,850	10,206

Chesapeake Energy Corp.,

9.50%, 2/15/15	12,900	12,545

6.88%, 1/15/16	11,900	9,996

Denbury Resources, Inc.,

7.50%, 12/15/15	7,675	6,677

Encore Acquisition Co.,

7.25%, 12/1/17	8,745	6,460

Forest Oil Corp.,

8.50%, 2/15/14 (1)(2)	8,825	8,185

PetroHawk Energy Corp.,

10.50%, 8/1/14 (1)(2)	8,800	8,756

Pioneer National Resources Co.,

5.88%, 7/15/16	7,265	5,361

Southwestern Energy Co.,

7.50%, 2/1/18 (1)	11,975	11,556

Swift Energy Co.,

7.13%, 6/1/17	14,505	8,413

Whiting Petroleum Corp.,

7.00%, 2/1/14	8,190	6,143
		94,298

Oil & Gas Services – 0.5%

Dresser-Rand Group, Inc.,

7.38%, 11/1/14	8,312	7,148

Packaging & Containers – 1.3%

Ball Corp.,

6.63%, 3/15/18	10,550	10,260

Crown Americas LLC/Crown Americas

Capital Corp.,

7.63%, 11/15/13	8,025	8,055
		18,315

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 81.3% – continued

Pipelines – 3.7%

El Paso Corp.,

8.25%, 2/15/16	$11,750	$10,986

7.25%, 6/1/18	12,125	10,306

Energy Transfer Partners LP,

9.70%, 3/15/19	11,750	12,478

Williams Cos (The), Inc.,

8.75%, 3/15/32	20,543	18,643
		52,413

Real Estate Investment Trusts – 1.1%

Host Hotels & Resorts LP,

6.75%, 6/1/16	9,125	6,661

Omega Healthcare Investors, Inc.,

7.00%, 4/1/14	10,425	9,591
		16,252

Retail – 1.9%

Dollar General Corp.,

10.60%, 7/15/15	12,775	12,743

Game Stop Corp./Game Stop, Inc.,

8.00%, 10/1/12	9,800	9,898

Rite Aid Corp.,

9.50%, 6/15/17	16,725	3,847
		26,488

Telecommunications – 11.5%

Alcatel-Lucent USA, Inc.,

6.45%, 3/15/29	15,325	5,824

Centennial Cellular Operating Co.,

10.13%, 6/15/13	8,450	8,746

Centennial Communications Corp.,

6.96%, 1/1/13	8,800	8,800

Cincinnati Bell, Inc.,

8.38%, 1/15/14	16,700	15,698

Crown Castle International Corp.,

9.00%, 1/15/15	11,800	11,829

Embarq Corp.,

7.08%, 6/1/16	18,550	16,695

Frontier Communications Corp.,

9.00%, 8/15/31	17,325	11,889

MasTec, Inc.,

7.63%, 2/1/17	11,850	9,643

Qwest Capital Funding, Inc.,

7.90%, 8/15/10	12,050	11,749

7.25%, 2/15/11	7,875	7,521

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 81.3% – continued

Telecommunications – 11.5% – continued

Sprint Capital Corp.,

8.38%, 3/15/12	$30,450	$27,405

Time Warner Telecom Holdings, Inc.,

9.25%, 2/15/14	10,475	10,108

Valor Telecommunications Enterprises/ Finance Corp.,

7.75%, 2/15/15	8,825	8,582

Windstream Corp.,

8.63%, 8/1/16	8,475	8,327
		162,816
Total Corporate Bonds
(Cost $1,248,176)		1,153,404

FOREIGN ISSUER BONDS – 9.5%

Electric – 1.0%

Intergen N.V.,

9.00%, 6/30/17 (1)(2)	15,525	14,050

Healthcare - Services – 0.7%

FMC Finance III S.A.,

6.88%, 7/15/17	10,955	10,709

Insurance – 0.2%

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17 (1)(2)	10,000	2,711

Media – 0.8%

Kabel Deutschland GmbH,

10.63%, 7/1/14	10,933	11,042

Mining – 0.4%

Vedanta Resources PLC,

9.50%, 7/18/18 (1)(2)	8,250	5,198

Miscellaneous Manufacturing – 0.6%

Bombardier, Inc.,

8.00%, 11/15/14 (1)(2)	11,725	8,589

Oil & Gas – 0.2%

Compton Petroleum Finance Corp.,

7.63%, 12/1/13	8,725	2,748

Packaging & Containers – 1.0%

Rexam PLC,

6.75%, 6/1/13 (1)(2)	15,750	13,664

Pipelines – 1.2%

Kinder Morgan Finance Co. ULC,

5.70%, 1/5/16	21,325	17,913

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.5% – continued

Semiconductors – 0.5%

Avago Technologies Finance Pte/Avago Technologies U.S./Avago Technologies Wireless,

10.13%, 12/1/13	$7,825	$6,964

Telecommunications – 2.0%

Intelsat Jackson Holdings Ltd.,

9.50%, 6/15/16 (1)	24,250	22,795

Intelsat Subsidiary Holding Co. Ltd.,

8.50%, 1/15/13 (1)	5,975	5,631
		28,426

Transportation – 0.9%

Kansas City Southern de Mexico S.A .de C.V.,

7.63%, 12/1/13	10,875	8,809

12.50%, 4/1/16 (1)(2)	4,900	4,710
		13,519
Total Foreign Issuer Bonds
(Cost $156,707)		135,533

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

IPCS, Inc., Exp. 7/15/10, Strike $5.50 (1)(3)*	1,500	$–

Leap Wireless International, Inc. Exp. 4/15/10, Strike $96.80 (1)(3)*	2,500	–

Leap Wireless International, Inc. Exp. 4/15/10, Strike $96.80 (1)(3)*	2,000	–
Total Warrants
(Cost $10)		–

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 7.8%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$110,098	$110,098
Total Short-Term Investments
(Cost $110,098)		110,098

Total Investments – 98.6%
(Cost $1,514,991)		1,399,035
Other Assets less Liabilities – 1.4%		20,419
NET ASSETS – 100.0%		$1,419,454

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of these restricted illiquid securities amounted to approximately $155,096,000 or 10.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000s)
ACE Harware Corp., 9.13%, 6/01/16	01/30/09-03/16/09	$8,300

AES (The) Corp., 8.75%, 5/15/13	01/14/09-03/05/09	11,606

Bombardier, Inc., 8.00%, 11/15/14	02/10/09-02/27/09	9,500

Catlin Insurance Co. Ltd., 7.25%, 1/19/17	6/06/07	9,686

CDX North America High Yield, 8.88%, 6/29/13	06/11/08-12/15/08	27,409

Chukchansi Economic Development Authority, 8.00%, 11/15/13	12/02/05-11/21/08	11,033

CSC Holdings, Inc., 8.50%, 4/15/14	01/27/09-03/26/09	16,489

Dole Food Co. Inc., 13.90%, 3/15/14	03/13/09-03/23/09	8,349

Forest Oil Corp., 8.50%, 2/15/14	02/11/09-02/12/09	8,500

Fresenius US Finance II, Inc., 9.00%, 7/15/15	01/15/09-03/03/09	6,738

Inergy LP/Inergy Finance Corp., 8.75%, 3/1/15	01/28/09-03/19/09	4,718

Intergen N.V., 9.00%, 6/30/17	07/23/07-03/24/09	14,898

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000s)
Kansas City Southern de Mexico S.A. de CV., 12.50%, 4/1/16	3/26/09	$4,630

PetroHawk Energy Corp., 10.50%, 8/1/14	1/22/09	8,102

Rexam PLC, 6.75%, 6/1/13	01/02/09-02/11/09	13,755

Tyson Foods, Inc., 10.50%, 3/1/14	03/18/09-03/25/09	5,904

Vedanta Resources PLC, 9.50%, 7/18/18	7/01/08	8,250

(3)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the credit quality distribution (unaudited) for the High Yield Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
BBB	9.2%
BB	29.2
B	38.3
CCC	9.3
CC to D	2.3
Not rated	4.3
Cash and Equivalents	7.4

Total	100.0%

*	Standard & Poor’s Rating Services.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the High Yield Fixed Income Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2009

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$–	$–

Level 2	1,174,892	–

Level 3	224,143	–

Total	$1,399,035	$–

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Balance as of 3/31/08	$47,910	$–

Realized gain (loss)	(6,060)	–

Change in unrealized appreciation/depreciation	(23,915)	–

Net Purchases (Sales)	206,208	–

Transfers in and/or out of Level 3	–	–

Balance as of 03/31/09	$224,143	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized loss on investments in level 3 securities still held at March 31, 2009 was $25,631, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 2.2%

Banks – 2.2%

Citigroup, Inc.,

2.13%, 4/30/12	$6,000	$6,020

Morgan Stanley,

2.00%, 9/22/11	5,808	5,842
		11,862
Total Corporate Bonds
(Cost $11,792)		11,862

U.S. GOVERNMENT AGENCIES – 64.6% (1)

Fannie Mae – 45.8%

2.00%, 3/2/11	7,405	7,425

1.75%, 3/23/11	7,391	7,439

2.00%, 1/9/12	16,837	17,007

2.75%, 2/5/14	1,400	1,421

3.38%, 3/10/14	10,075	10,143

2.75%, 3/13/14	11,171	11,304

Pool #257042,

6.50%, 1/1/38	10,648	11,230

Pool #555649,

7.50%, 10/1/32	163	176

Pool #735402,

5.00%, 4/1/35	7,283	7,533

Pool #869217,

5.46%, 2/1/36	5,818	6,006

Pool #888415,

5.00%, 12/1/36	4,561	4,716

Pool #893082,

5.81%, 9/1/36	2,751	2,845

Pool #968158,

6.50%, 1/1/38	2,786	2,939

Pool #995049,

5.50%, 2/1/38	12,030	12,512

Pool TBA,

4.50%, 4/15/39 (2)	17,000	17,372

5.00%, 4/15/39 (2)	75,985	78,407

5.50%, 4/15/39 (2)	55,011	57,091
		255,566

Federal Home Loan Bank – 1.2%

3.63%, 10/18/13	6,500	6,780

Freddie Mac – 17.6%

2.00%, 2/25/11	13,000	13,033

1.63%, 4/26/11	2,186	2,192

2.00%, 1/27/12	6,000	5,987

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 64.6% (1) – continued

Freddie Mac – 17.6% – continued

2.63%, 3/19/12	$9,833	$9,878

2.13%, 3/23/12	6,429	6,478

2.50%, 1/7/14	7,750	7,755

Pool #1J0365,

5.92%, 4/1/37	2,608	2,711

Pool #1J2840,

5.95%, 9/1/37	4,810	5,009

Pool #410092,

5.17%, 11/1/24	15	16

Pool TBA,

5.50%, 4/15/39 (2)	29,125	30,217

Pool #1Q0323,

5.35%, 5/1/37	9,476	9,781

Series 2944, Class WD,

5.50%, 11/15/28	4,765	4,875
		97,932
Total U.S. Government Agencies
(Cost $356,781)		360,278

U.S. GOVERNMENT OBLIGATIONS – 30.9%

U.S. Treasury Notes – 30.9%

0.88%, 3/31/11	37,202	37,251

1.38%, 3/15/12	24,882	25,055

1.75%, 3/31/14	96,315	96,646

2.75%, 2/15/19	13,283	13,356
		172,308
Total U.S. Government Obligations
(Cost $171,354)		172,308

SHORT-TERM INVESTMENTS – 35.1%

Societe Generale, Grand Cayman,

Eurodollar Time Deposit, 0.13%, 4/1/09	194,098	194,098

U.S. Treasury Bill, 0.35%, 8/20/09 (3)	1,725	1,723
Total Short-Term Investments
(Cost $195,821)		195,821

Total Investments – 132.8%
(Cost $735,748)		740,269
Liabilities less Other Assets – (32.8)%		(182,743)
NET ASSETS – 100.0%		$557,526

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT continued	MARCH 31, 2009

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	When-Issued Security.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets.

At March 31, 2009, the Short-Intermediate U.S. Government Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN/LOSS (000s)

Two Year U.S. Treasury Note	522	$113,739	Long	6/09	$474

Five Year U.S. Treasury Note	226	26,841	Long	6/09	(46)

Total					$428

At March 31, 2009, the credit quality distribution (unaudited) for the Short-Intermediate U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	100%

Total	100%

* Standard and Poor’s Rating Services.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Short-Intermediate U.S. Government Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$–	$428

Level 2	740,269	–

Level 3	–	–

Total	$740,269	$428

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 1.9%

Banks – 1.9%

Citigroup, Inc.,

2.13%, 4/30/12	$1,200	$1,204

Morgan Stanley,

2.00%, 9/22/11	1,484	1,493
		2,697
Total Corporate Bonds
(Cost $2,680)		2,697
U.S. GOVERNMENT AGENCIES – 63.4% (1)

Fannie Mae – 44.8%

2.00%, 3/2/11	1,500	1,504

1.75%, 3/23/11	1,180	1,187

2.00%, 1/9/12	1,650	1,667

2.75%, 2/5/14	1,900	1,928

3.38%, 3/10/14	2,619	2,637

2.75%, 3/13/14	2,405	2,434

5.00%, 5/11/17	1,600	1,775

Pool #257042,

6.50%, 1/1/38	2,643	2,787

Pool #555649,

7.50%, 10/1/32	266	289

Pool #735402,

5.00%, 4/1/35	1,772	1,833

Pool #869217,

5.46%, 2/1/36	2,844	2,936

Pool #893082,

5.81%, 9/1/36	991	1,025

Pool #968158,

6.50%, 1/1/38	1,216	1,283

Pool #995049,

5.50%, 2/1/38	2,406	2,502

Pool TBA,

4.50%, 4/15/39 (2)	4,300	4,394

5.00%, 4/15/39 (2)	19,293	19,908

5.50%, 4/15/39 (2)	14,006	14,536
		64,625

Federal Home Loan Bank – 1.2%
3.63%, 10/18/13	1,625	1,695

Freddie Mac – 17.4%

2.00%, 2/25/11	1,500	1,504

2.00%, 1/27/12	1,500	1,497

2.63%, 3/19/12	3,100	3,114

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 63.4% (1) – continued

Freddie Mac – 17.4% – continued

2.13%, 3/23/12	$1,200	$1,209

2.50%, 1/7/14	1,950	1,951

5.25%, 4/18/16	1,750	1,980

Pool #1J0365,

5.92%, 4/1/37	2,050	2,131

Pool #1J2840,

5.95%, 9/1/37	2,594	2,701

Pool #410092,

5.17%, 11/1/24	64	65

Pool TBA,

5.50%, 4/15/39 (2)	7,229	7,500

Series 2944, Class WD,
5.50%, 11/15/28	1,425	1,458
		25,110

Government National Mortgage Association – 0.0%

Pool #268360,

10.00%, 4/15/19	22	24

Pool #270288,
10.00%, 6/15/19	23	26
		50
Total U.S. Government Agencies
(Cost $90,255)		91,480

U.S. GOVERNMENT OBLIGATIONS – 32.1%

U.S. Treasury Notes – 32.1%

1.75%, 3/31/14	11,009	11,047

2.38%, 3/31/16	21,542	21,682

2.75%, 2/15/19	13,617	13,691
		46,420
Total U.S. Government Obligations
(Cost $45,934)		46,420

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 34.4%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$49,294	$49,294

U.S. Treasury Bill, 0.48%, 8/20/09 (3)	325	324
Total Short-Term Investments
(Cost $49,618)		49,618

Total Investments – 131.8%
(Cost $188,487)		190,215
Liabilities less Other Assets – (31.8)%		(45,877)
NET ASSETS – 100.0%		$144,338

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	When-Issued Security.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets.

At March 31, 2009, the U.S. Government Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
Two Year U.S. Treasury Note	129	$28,108	Long	6/09	$51
Five Year U.S. Treasury Note	90	10,689	Long	6/09	117

Total					$168

At March 31, 2009, the credit quality distribution (unaudited) for the U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	100.0%

Total	100.0%

* Standard and Poor’s Rating Services.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the U.S. Government Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS* (000s)

Level 1	$–	$168

Level 2	190,215	–

Level 3	–	–

Total	$190,215	$168

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2009

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

G.O.	General Obligation

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 41 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds (collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Global Fixed Income Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers of the Global Fixed Income Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.), Inc. (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2009

(i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2009, the Fixed Income, Short-Intermediate U.S. Government, and U.S. Government Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $2,495,000, $1,723,000, and $324,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) MORTGAGE DOLLAR ROLLS The Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

F) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. The aggregate market value of securities segregated to cover the commitment was approximately $599,689,000, $370,721,000, $376,684,000, and $102,474,000 for the Bond Index, Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds, respectively. When-issued securities at March 31, 2009, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate, each Fund’s Statement of Assets and Liabilities.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal year ended March 31, 2009, were approximately $169,000 for the High Yield Fixed Income Fund. This amount is included in “Proceeds from Shares Sold” in Note 6 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
Fixed Income	Daily	Monthly
Global Fixed Income	Annually	Annually
High Yield Fixed Income	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the NAVs of the Funds.

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008, through the fiscal year ended March 31, 2009, the Bond Index, Fixed Income and High Yield Fixed Income Fund incurred net capital losses of approximately $54,000, $4,137,000 and $147,085,000, respectively for which the Fund intends to treat as having been incurred in the next fiscal year.

At March 31, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2011	MARCH 31, 2014	MARCH 31, 2015	MARCH 31, 2016	MARCH 31, 2017
Fixed Income	$ —	$2,863	$5,200	$6,244	$9,100
High Yield Fixed Income	23,434	3,599	—	5,500	236,214

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2009, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

Amounts in thousands	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Bond Index	$—	$1,093	$ —	$15,330
Fixed Income	—	—	—	3,258
Global Fixed Income	—	316	457	(448)
High Yield Fixed Income	—	1,321	—	(123,499)
Short-Intermediate U.S. Government	—	17,150	1,054	4,689
U.S. Government	—	5,871	148	1,672

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2009

The tax character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$—	$39,102	$—
Fixed Income	—	36,843	—
Global Fixed Income	—	4,700	—
High Yield Fixed Income	—	125,489	—
Short-Intermediate U.S. Government	—	12,581	199
U.S. Government	—	3,075	73

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$—	$17,587	$—
Fixed Income	—	49,335	—
Global Fixed Income	—	1,316	—
High Yield Fixed Income	—	134,041	—
Short-Intermediate U.S. Government	—	7,334	—
U.S. Government	—	5,317	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds adopted the provisions of FIN 48 on April 1, 2008 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Funds. As of March 31, 2009, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2006 through March 31, 2008 remain subject to examination by the Internal Revenue Service.

3. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted LIBOR rate and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an IBOR loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears. The agreement will expire on December 10, 2009, unless renewed. Prior to December 11, 2008, the borrowings by the Trust bore an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2009, the Funds did not have any outstanding loans.

Interest expense for the fiscal year ended March 31, 2009, was approximately $1,000 for the Global Fixed Income Fund.

When utilized, the average dollar amount of the Fund’s borrowings was $500,000 and the weighted average interest rate on these borrowings was 2.00 percent.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2009, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds for the period April 1, 2008, through July 30, 2008, were as follows:

	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Bond Index	0.15%	0.25%
Fixed Income	0.70%	0.90%
Global Fixed Income	0.85%	1.15%
High Yield Fixed Income	0.70%	0.90%
Short-Intermediate U.S. Government	0.70%	0.90%
U.S. Government	0.70%	0.90%

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Effective July 31, 2008, the contractual advisory fees for several of the Funds were amended to reflect breakpoints at varying asset levels. The annual advisory fees and expense limitations for the Funds for the period July 31, 2008, through March 31, 2009, were as follows:

Fund	CONTRACTUAL RATE	EXPENSE LIMITATIONS
Bond Index	0.15%	0.25%

	CONTRACTUAL RATE
Fund	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Fixed Income	0.70%	0.66%	0.63%	0.90%
Global Fixed Income	0.85%	0.80%	0.77%	1.15%
High Yield Fixed Income	0.70%	0.66%	0.63%	0.89%
Short-Intermediate U.S. Government	0.70%	0.66%	0.63%	0.90%
U.S. Government	0.70%	0.66%	0.63%	0.90%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

Prior to January 1, 2009, the Funds had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Funds. NTI, as the sole administrator, provides the administrative services formerly provided to the Funds by PNC Global Investment Servicing. The administration fee rate payable by the Funds is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.15 percent of the average daily net assets of the respective Funds. As of January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$1,244,875	$205,830	$857,407	$9,601
Fixed Income	5,634,269	703,806	5,880,371	534,029
Global Fixed Income	36,967	50,949	29,158	42,390
High Yield Fixed Income	—	1,570,562	—	1,346,693
Short-Intermediate U.S. Government	5,913,343	39,810	5,732,113	28,327
U.S. Government	1,362,822	9,176	1,345,211	4,985

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2009

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2009, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond Index	$15,330	$—	$15,330	$1,380,346
Fixed Income	21,182	(20,031)	1,151	1,090,672
Global Fixed Income	3,583	(1,729)	1,854	77,485
High Yield Fixed Income	10,873	(134,371)	(123,498)	1,522,533
Short-Intermediate U.S. Government	4,452	(189)	4,263	736,007
U.S. Government	1,516	(12)	1,504	188,711

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	83,476	$836,522	795	$7,961	(26,387)	$(264,091)	57,884	$580,392
Fixed Income	33,388	322,769	463	4,452	(47,085)	(451,678)	(13,234)	(124,457)
Global Fixed Income	5,926	68,922	95	1,120	(4,606)	(52,746)	1,415	17,296
High Yield Fixed Income	105,888	669,817	3,629	22,972	(104,917)	(671,199)	4,600	21,590
Short-Intermediate U.S. Government	32,810	340,111	442	4,674	(20,302)	(212,253)	12,950	132,532
U.S. Government	7,307	75,214	108	1,124	(6,267)	(64,382)	1,148	11,956

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	62,700	$628,971	301	$3,013	(10,286)	$(103,702)	52,715	$528,282
Fixed Income	38,504	375,497	576	5,612	(35,332)	(344,300)	3,748	36,809
Global Fixed Income	3,909	45,044	18	203	(977)	(10,860)	2,950	34,387
High Yield Fixed Income	77,246	607,380	3,074	24,094	(65,072)	(508,632)	15,248	122,842
Short-Intermediate U.S. Government	32,566	328,295	117	1,174	(5,915)	(60,225)	26,768	269,244
U.S. Government	3,029	29,818	107	1,059	(5,344)	(53,216)	(2,208)	(22,339)

7. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, ”Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and financial disclosures, if any.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, and U.S. Government Fund (collectively, the “Funds”), six separate portfolios of Northern Funds (the “Trust”), as of March 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years then ended. We have audited the financial highlights for each of the five years in the period ended March 31, 2009 for Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, and U.S. Government Fund. We have audited the financial highlights for each of the two years in the period ended March 31, 2009 and for the period February 27, 2007 (Commencement of Operations) through March 31, 2007 for Bond Index Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2009

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2009 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION – The following Funds made capital gain distributions in December 2008, and hereby designate these long-term capital gain distributions as follows (per share):

Fund	LONG-TERM CAPITAL GAIN 15%
Short-Intermediate U.S. Government	$0.003653
U.S. Government	0.005266

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES MARCH 31, 2009 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/08 - 3/31/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 74), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08- 3/31/09
Actual	0.25%	$1,000.00	$1,050.70	$1.28
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26	**

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08- 3/31/09
Actual	0.90%	$1,000.00	$1,044.80	$4.59
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53	**

GLOBAL FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08- 3/31/09
Actual	1.15%	$1,000.00	$1,043.30	$5.86
Hypothetical	1.15%	$1,000.00	$1,019.20	$5.79	**

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08- 3/31/09
Actual	0.90%	$1,000.00	$943.10	$4.34
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53	**

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08- 3/31/09
Actual	0.90%	$1,000.00	$1,052.30	$4.61
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53	**

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08- 3/31/09
Actual	0.90%	$1,000.00	$1,068.80	$4.64
Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

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NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex—35 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2009 (UNAUDITED)

NON-INTERESTED TRUSTEES continued
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (92 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation.
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company since 1994; Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2009 (UNAUDITED)

OFFICERS OF THE TRUST continued
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

FIXED INCOME FUNDS

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FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

BOND INDEX FUND1,2,5,7

FIXED INCOME FUND1,2,5

GLOBAL FIXED INCOME FUND1,2,4

HIGH YIELD FIXED INCOME FUND1,2,3

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5,6

U.S. GOVERNMENT FUND1,5,6

1 Fixed Income Risk: Fixed Income funds will tend to experience smaller fluctuations in value than stock funds. However, investors in the Fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 Credit Risk: Securities held in the Fund’s portfolio are also subject to the risk of a decline in credit quality or default.

3 High Yield Risk: The Fund invests in below investment-grade debt obligations commonly known as “junk bonds.” These securities are subject to greater credit risk, price volatility, and risk of loss than investment-grade securities.

4 International Risk: International investing involves increased risk and volatility.

5 Prepayment Risk: Mortgage-backed and other asset-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of these securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

6 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

7 Index Fund Risk: The performance of the Fund is expected to be lower than that of the Barclays Capital U.S. Aggregate Bond Index because of Fund fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUND	88	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

33	CALIFORNIA TAX-EXEMPT FUND

39	HIGH YIELD MUNICIPAL FUND

49	INTERMEDIATE TAX-EXEMPT FUND

61	SHORT-INTERMEDIATE TAX-EXEMPT FUND

72	TAX-EXEMPT FUND

82	ABBREVIATIONS AND OTHER INFORMATION

83	NOTES TO THE FINANCIAL STATEMENTS

89	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

90	TAX INFORMATION

91	FUND EXPENSES

92	TRUSTEES AND OFFICERS

99	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices, Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the past 12 months, the Federal Reserve intensified its efforts to energize the economy as GDP retracted, payroll declines accelerated and the housing market deteriorated. Chairman Bernanke cut the federal funds rate over 200 basis points, to roughly zero, and instituted a number of programs aimed at adding liquidity to the credit markets, including purchases of Treasury debt and mortgage-backed securities. In response, Treasury yields fell along all maturities, as the market for Treasuries continued to benefit from a “flight-to-quality” out of riskier assets. The past 12 months were extremely volatile for the municipal market, as tax-exempt issues experienced periods of illiquidity and their yields exceeded those of comparable Treasuries. However, municipal yields declined across the board for the overall period, as investors responded to relative value opportunities. In the process, the Arizona municipal yield curve steepened dramatically, with shorter-term rates falling to a much greater degree than longer-term rates. Additionally, interest rate “spreads” between higher and lower quality tax-free bonds widened for Arizona debt.

In this mixed environment, the Fund returned 3.17% for the 12-month period ended March 31, 2009, slightly outperforming its benchmark, which returned 3.13%. The Fund’s high credit quality profile contributed to performance as the portfolio held no bonds rated below investment grade and only a small percentage in BBB-rated securities. In addition, our decision to opportunistically lengthen portfolio duration from time to time contributed to returns. We targeted maturities in the 20-year area in an effort to take advantage of the historically steep yield curve. Within this maturity range we emphasized general obligation bonds.

With the wider spread between Arizona credits of higher and lower quality, we have been looking to add issues that provide generous yield relative to inherent risk. We are also focusing on the primary market, as new issues are “priced to sell,” and allow flexibility regarding coupon structure. We are also monitoring the way in which Arizona is dealing with its budget imbalances and how changes in the Federal tax code are impacting the municipal market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
ARIZONA TAX-EXEMPT	3.17%	3.13%	2.70%	4.65%

BARCLAYS CAPITAL ARIZONA MUNICIPAL BOND INDEX	3.13	3.55	3.21	4.94

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$84 MILLION
NET ASSET VALUE	$9.92
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.95%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve intensified its efforts to energize the economy during the past 12 months as GDP shrank, payroll declines accelerated and the housing market fell back. The Fed cut short-term rates more than two percentage points, to roughly zero, and instituted a number of programs aimed at adding liquidity to the credit markets, including purchases of Treasury debt and mortgage-backed securities. In response, Treasury yields fell across all maturities, as this market continued to benefit from a “flight-to-quality” out of riskier assets. The period was extremely volatile for the municipal market, as tax-exempt issues experienced periods of illiquidity and their yields exceeded those of comparable Treasuries. However, municipal yields declined across the board for the overall period, as investors responded to relative value opportunities. In the process, the California municipal yield curve steepened dramatically, with shorter-term rates falling to a much greater degree than longer-term rates. In addition, interest rate “spreads” between higher and lower quality bonds widened for California debt.

In this environment, the Fund generated a total return of 1.88%, lagging the benchmark’s return of 3.77% for the 12-month period ended March 31, 2009. Relative underperformance for the period was due to the Fund’s “barbelled” maturity structure, which underperformed the benchmark’s more concentrated maturities as the yield curve moved to historically steep levels. During the period, the Fund benefited from its high level of credit quality, holding no bonds rated below investment grade and only a small percentage of BBB bonds. We also lengthened the Fund’s duration from time to time, and in doing so emphasized general obligation bonds with maturities beyond 20 years.

At present, we are looking to add issues that provide generous yield relative to inherent risk in light of the wider than normal quality spread within the California tax-free market. We are also focusing on the primary market, as new issues are attractively priced and allow coupon structure flexibility. We continue to monitor California’s budget situation, and how Federal tax code changes are impacting the tax-exempt bond market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
CALIFORNIA INTERMEDIATE TAX-EXEMPT	1.88%	2.44%	2.22%	4.02%

BARCLAYS CAPITAL CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	3.77	4.54	3.61	4.97

Performance voluntary and contractual reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$188 MILLION
NET ASSET VALUE	$9.79
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.88%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the period, the Federal Reserve intensified its efforts to energize the economy as GDP retracted, payroll declines accelerated and the housing market worsened. The FOMC reduced the federal funds rate by more than 200 basis points, to roughly zero, and instituted a number of programs aimed at adding liquidity to the credit markets, including purchases of Treasury debt and mortgage-backed securities. In response, Treasury yields fell along all maturities, as this market continued to benefit from a “flight-to-quality” out of riskier assets. The period was extremely volatile for the municipal market, as tax-exempt issues experienced periods of illiquidity and their yields exceeded those of comparable Treasuries. However, municipal yields declined across the board for the overall period, as investors responded to relative value opportunities. In the process, the California municipal curve steepened dramatically, with shorter-term rates declining to a much greater degree than longer-term rates. Additionally, interest rate “spreads” between higher and lower quality bonds widened for California debt.

For the 12-month period ended March 31, 2009, the California Tax-Exempt Fund generated a return of 1.07%. The Fund outperformed the Barclays Capital California Municipal Bond Index, which returned 0.22%. The Fund’s relative performance benefited from its high credit quality profile, with no holdings rated below investment grade and only a small percentage in BBB securities. In addition, our opportunistic lengthening of portfolio duration contributed to return. We also targeted general obligation bonds with maturities greater than 20 years in an effort to take advantage of the historically steep yield curve.

We are currently looking to add bonds that provide high yield relative to their risk in light of the wide spread between California credits of higher and lower quality. We are also focusing on the primary market, as new issues are attractively priced and allow flexibility regarding coupon structure. We continue to monitor California’s budget situation, and the impact of Federal tax code changes on the municipal bond market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA TAX-EXEMPT	1.07%	2.56%	4.14%	4.95%

BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND INDEX	0.22	2.92	4.32	5.10

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital California Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
TOTAL NET ASSETS	$135 MILLION
NET ASSET VALUE	$10.19
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.90%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2009 was extremely tumultuous for the financial markets. As the financial sector continued to implode, the economy fell into a recession, with unemployment reaching 8.1% in March. An unprecedented degree of federal intervention occurred that has completely revamped the financial sector. Significant events since September 2008 included the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, forced mergers of banks, the creation of programs to inject massive amounts of liquidity to support the banking system, the transformation of the remaining large investment banks into commercial banks and the bailout of insurer AIG. In addition, the Federal Reserve moved its target for the benchmark federal funds rate to an unprecedented 0% to 0.25% range.

The high-yield municipal market significantly underperformed the investment-grade municipal market during the first nine months of the period. A flight to quality developed due to the continued downgrading of municipal bond insurers and increased defaults in lower quality sectors such as land-backed and corporate-backed municipals. Credit spreads between high-grade and lower-grade municipal bonds widened considerably during the period. Going into the fourth quarter of 2008, the high-yield mutual fund sector experienced high outflows due to negative performance and the need of many market participants to increase liquidity and reduce leverage. As a result, trading desks were no longer able to provide adequate liquidity to support the market. Other participants in the high-yield market such as hedge funds and tender option buyers exited the market as well. However, the market bounced backed significantly in January of 2009, as demand recovered and flows started to rebuild into high-yield municipal funds.

For the 12-month period ended March 31, 2009, the Fund returned -14.29%, compared with the -5.57% return for the benchmark Index. The Fund’s weightings in tobacco, land-backed and corporate-backed sectors negatively impacted performance during the period. Offsetting some of the negative impact, we maintained a higher level of cash investments, which helped protect the Fund from further deterioration. However, the Fund underperformed its benchmark for the period because of the benchmark’s higher overall credit quality.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD MUNICIPAL	–14.29%	–1.14%	1.55%	1.56%

BARCLAYS CAPITAL MUNICIPAL 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	–5.57	2.06	3.85%	3.87

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index with a 65% weighting in the Barclays Capital Municipal Bond Index and a 35% allocation to the Barclays Capital Municipal Non-Investment Grade Bond Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
TOTAL NET ASSETS	$330 MILLION
NET ASSET VALUE	$7.23
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.96%
NET EXPENSE RATIO	0.85%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2009, the Fund returned 3.02% and underperformed the 5.21% return of its benchmark, the Barclays Capital Intermediate Municipal Bond Index.

The Federal Reserve acted aggressively during the past 12 months, lowering the federal funds rate from 2% to a target range of 0% to 0.25%. These actions, taken in response to a sharply slowing economy, resulted in a decline in shorter-term tax-free interest rates. At the same time, a set of three variables caused the rates on longer-term tax-free interest rates to rise. First, many auction-rate securities were restructured from short-term variable rates to long-term fixed rates. Second, bond insurers lost their top-tier ratings. And third, many hedge funds were forced to close out their positions in municipal bonds. These events pressured the prices of municipal bonds with maturities of 10 years and longer, causing rates to rise and sparking a dramatic steepening of the yield curve. The broad maturity structure of the Fund, which contrasted with the more concentrated maturity structure of the benchmark, was a key reason for the Fund’s underperformance. The Fund extended its weighted average life from 4.8 years to 5.9 years during this time in order to capture the higher tax-free income streams that resulted from the steepness of the tax-exempt yield curve.

The Fund’s credit profile remains high, with over 90% of holdings rated AAA or AA. In addition, the Fund has less than half of the exposure to securities rated A and BBB than the overall municipal market. The Fund’s high-quality bias was a positive attribute during a time in which lower-quality securities underperformed. During the period, we emphasized prerefunded tax-free municipal bonds backed by U.S. Treasury securities, general obligation bonds backed by taxing power, and essential service revenue bonds such as those of issuers in the water/sewer, public power and transportation sectors. We believe that the Fund remains positioned to provide a stable level of tax-free income. Credit quality remains a top priority as we utilize our relative value approach in an effort to capitalize on opportunities in the municipal market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERMEDIATE TAX-EXEMPT	3.02%	2.83%	4.01%	4.43%

BARCLAYS CAPITAL INTERMEDIATE MUNICIPAL BOND INDEX	5.21	3.83	4.91	5.55

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$1.2 BILLION
NET ASSET VALUE	$10.01
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.84%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

Yields on U.S. Treasuries moved sharply lower during the period, reflecting continued erosion in the domestic and global economies, severe deterioration in both housing and employment and reduced concern about inflation. The government implemented heavy doses of fiscal stimulus during the period in an effort to stem the slide in economic activity. Most notably, the Federal Reserve cut the federal funds rate to near zero and implemented numerous lending and asset-purchasing facilities — including the purchase of U.S. Treasuries — in an effort to support the financial markets.

For the 12-month period ended March 31, 2009, the municipal bond market experienced high levels of volatility while investors digested the effects of insurance company troubles, the restructuring of auction rate debt and the unwinding of unprofitable trades by leveraged investors. In addition, strains on state and municipal budgets fueled concern over potential downgrades by major ratings agencies. Signs of stability began to surface toward the end of the period as fiscal stimulus provided some relief to state and local budgets. Additionally, municipals’ attractive yields relative to Treasuries led to improved demand from both traditional and non-traditional investors. The yield curve steepened dramatically, meaning that shorter-term bonds outperformed their longer-term counterparts. This reflects the fact that the demand for shorter-maturity issues far outpaced the demand for longer-term securities amid investors’ flight to lower-risk assets.

The Fund returned 4.31% during the one-year period ended March 31, 2009. Its benchmark, the Barclays Capital 1-5 Year Blend Municipal Bond Index, returned 5.50%. Substantial growth in the Fund’s assets under management provided us with the opportunity to capitalize on many attractively priced new issues. We also took advantage of attractive yields on high-quality cash equivalents. The Fund’s overweight in the five-year maturity range, which underperformed other maturities, detracted from returns. Nevertheless, we maintained the Fund’s maturity profile given low yields in the one- to three-year range and our expectation that the performance of longer-term bonds will begin to improve. The Fund also benefited from its higher-quality bias given at a time when lower-rated issues underperformed. We are maintaining an overweight to higher-quality securities given continued instability in the broader investment environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE TAX-EXEMPT	4.31%	4.97%

BARCLAYS CAPITAL 1-5 YEAR BLEND MUNICIPAL BOND INDEX	5.50	6.72

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
TOTAL NET ASSETS	$736 MILLION
NET ASSET VALUE	$10.33
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.80%
NET EXPENSE RATIO	0.70%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND

PORTFOLIO MANAGEMENT COMMENTARY

The municipal market was volatile during the past 12 months as it endured three major surprises, all taking place in the broader context of sharply declining economic growth. First, the auction rate securities market had to be restructured from a variable short-term market to a longer fixed-rate market. Second, monoline bond insurers were downgraded by ratings agencies because they had strayed from their previous municipal-bond-only business model. Lastly, municipal hedge funds were forced to unwind large positions as the relationship between U.S. Treasury and municipal yields departed from their assumptions.

The Tax Exempt Fund performed well in this difficult environment, returning 2.73%, outpacing the benchmark’s return of 2.27%. Our longstanding focus on credit quality helped the Fund withstand the monoline insurers’ credit downgrades. The Fund had not invested in auction rate securities, but benefited from the restructuring of this debt to longer-term fixed-rated securities, as we negotiated favorable terms for the purchase of select issues. Our strong focus on credit quality contributed to performance over the period. In addition, we lengthened the Fund’s duration, reflecting our view that tax-free yields were attractive and higher than normal due to the three major events discussed above. Other areas we focused on included the prerefunded sector, which consists of municipal bonds now backed by U.S Treasury debt; general obligation bonds backed by an authority’s full taxing power and essential-service revenue bonds.

We believe that the Fund is well positioned, with a large number of high quality holdings designed to produce stable tax-free returns in an environment that remains volatile, yet in our view is full of attractive opportunities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TAX-EXEMPT	2.73%	2.92%	4.29%	5.11%

BARCLAYS CAPITAL MUNICIPAL BOND INDEX	2.27	3.21	4.60	5.60

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Capital Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$892 MILLION
NET ASSET VALUE	$10.03
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO	0.85%
NET EXPENSE RATIO	0.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
ASSETS:
Investments, at cost	$85,210	$185,285
Investments, at value	$85,248	$182,803
Cash	48	14
Interest income receivable	959	2,004
Receivable for securities sold	–	294
Receivable for fund shares sold	–	3,156
Receivable from investment adviser	3	5
Prepaid and other assets	1	1
Total Assets	86,259	188,277
LIABILITIES:
Payable for securities purchased	–	–
Payable for when-issued securities	1,645	–
Payable for fund shares redeemed	50	134
Distributions to shareholders	66	127
Payable to affiliates:
Investment advisory fees	9	19
Co-administration fees	2	5
Custody and accounting fees	1	2
Transfer agent fees	2	4
Trustee fees	2	2
Accrued other liabilities	21	20
Total Liabilities	1,798	313
Net Assets	$84,461	$187,964
ANALYSIS OF NET ASSETS:
Capital stock	$85,094	$191,943
Accumulated undistributed net investment income (loss)	–	–
Accumulated undistributed net realized gain (loss)	(671)	(1,497)
Net unrealized appreciation (depreciation)	38	(2,482)
Net Assets	$84,461	$187,964
Shares Outstanding ($.0001 par value, unlimited authorization)	8,516	19,204
Net Asset Value, Redemption and Offering Price Per Share:	$9.92	$9.79

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$137,660	$397,370	$1,203,207	$753,396	$882,624
$134,568	$326,301	$1,209,501	$762,487	$896,847
359	29	23	86	37
1,616	5,802	13,706	6,115	10,682
1,493	–	–	1,088	3,986
149	3,172	1,917	2,571	1,656
5	3	15	9	16
1	1	2	1	2
138,191	335,308	1,225,164	772,357	913,226

1,457	4,431	11,376	–	6,818
1,280	–	10,797	30,645	12,565
–	107	1,304	4,975	1,036
111	296	782	338	706

14	40	126	71	94
4	9	34	21	26
1	2	5	2	6
3	6	23	14	17
3	3	7	1	5
22	21	41	20	45
2,895	4,915	24,495	36,087	21,318
$135,296	$330,393	$1,200,669	$736,270	$891,908

$139,214	$436,562	$1,202,224	$727,067	$899,009
–	–	77	–	(67)
(826)	(35,100)	(7,926)	112	(21,257)
(3,092)	(71,069)	6,294	9,091	14,223
$135,296	$330,393	$1,200,669	$736,270	$891,908
13,271	45,705	120,012	71,259	88,915
$10.19	$7.23	$10.01	$10.33	$10.03

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$3,929	$7,100
Dividend income	12	–
Total Investment Income	3,941	7,100
EXPENSES:
Investment advisory fees	452	941
Co-administration fees	123	257
Custody fees	23	31
Accounting fees	28	37
Transfer agent fees	82	171
Registration fees	16	14
Printing fees	15	15
Professional fees	19	19
Trustee fees and expenses	8	7
Shareholder servicing fees	4	1
Other	8	7
Total Expenses	778	1,500
Less expenses reimbursed by investment adviser	(161)	(216)
Less custodian credits	–	(1)
Net Expenses	617	1,283
Net Investment Income	3,324	5,817
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investments	(439)	(684)
Net change in unrealized appreciation (depreciation) on investments	(528)	(2,594)
Net Gains (Losses) on Investments	(967)	(3,278)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,357	$2,539

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2009

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$6,518	$21,158	$37,858	$11,286	$37,734
–	143	354	60	208
6,518	21,301	38,212	11,346	37,942

728	2,313	4,961	1,704	4,394
199	534	1,353	511	1,198
27	50	109	49	101
33	55	110	53	100
132	356	902	341	799
14	27	32	27	32
15	16	28	16	30
19	19	37	19	37
7	7	15	7	15
16	18	23	–	58
8	8	13	7	13
1,198	3,403	7,583	2,734	6,777
(205)	(377)	(803)	(340)	(776)
–	(1)	(15)	(9)	(9)
993	3,025	6,765	2,385	5,992
5,525	18,276	31,447	8,961	31,950

(495)	(29,394)	(6,917)	112	(14,478)
(4,073)	(46,116)	6,319	7,571	5,782
(4,568)	(75,510)	(598)	7,683	(8,696)
$957	$(57,234)	$30,849	$16,644	$23,254

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2009	2008	2009	2008
OPERATIONS:
Net investment income	$3,324	$2,415	$5,817	$4,616
Net realized gains (losses)	(439)	(232)	(684)	(813)
Net change in unrealized appreciation (depreciation)	(528)	(1,157)	(2,594)	(2,402)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,357	1,026	2,539	1,401
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	15,339	18,538	49,972	31,855
Net Increase in Net Assets Resulting from Capital Share Transactions	15,339	18,538	49,972	31,855
DISTRIBUTIONS PAID:
From net investment income	(3,324)	(2,415)	(5,817)	(4,616)
From net realized gains	–	(296)	–	(55)
Total Distributions Paid	(3,324)	(2,711)	(5,817)	(4,671)
Total Increase (Decrease) in Net Assets	14,372	16,853	46,694	28,585
NET ASSETS:
Beginning of period	70,089	53,236	141,270	112,685
End of period	$84,461	$70,089	$187,964	$141,270
Accumulated Undistributed Net Investment Income (Loss)	$–	$–	$–	$–

(1)	Commenced investment operations on August 22, 2007.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND(1)		TAX-EXEMPT FUND
2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

$5,525	$5,036	$18,276	$15,931	$31,447	$24,278	$8,961	$2,080	$31,950	$25,313
(495)	(331)	(29,394)	(3,963)	(6,917)	(966)	112	46	(14,478)	(6,735)
(4,073)	(3,638)	(46,116)	(34,499)	6,319	(5,770)	7,571	1,520	5,782	(9,703)
957	1,067	(57,234)	(22,531)	30,849	17,542	16,644	3,646	23,254	8,875

7,997	25,069	27,071	95,503	449,187	120,419	555,447	171,620	192,245	146,202
7,997	25,069	27,071	95,503	449,187	120,419	555,447	171,620	192,245	146,202

(5,525)	(5,036)	(18,276)	(15,931)	(31,447)	(24,278)	(8,961)	(2,080)	(31,950)	(25,313)
–	(715)	–	–	–	(1,557)	(46)	–	–	(1,992)
(5,525)	(5,751)	(18,276)	(15,931)	(31,447)	(25,835)	(9,007)	(2,080)	(31,950)	(27,305)
3,429	20,385	(48,439)	57,041	448,589	112,126	563,084	173,186	183,549	127,772

131,867	111,482	378,832	321,791	752,080	639,954	173,186	–	708,359	580,587
$135,296	$131,867	$330,393	$378,832	$1,200,669	$752,080	$736,270	$173,186	$891,908	$708,359
$–	$–	$–	$–	$77	$77	$–	$–	$(67)	$(67)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.01	$10.28	$10.29	$10.51	$10.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.40	0.41	0.41	0.41
Net realized and unrealized gains (losses)	(0.09)	(0.22)	0.04	(0.13)	(0.26)
Total from Investment Operations	0.31	0.18	0.45	0.28	0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.40)	(0.41)	(0.41)	(0.41)
From net realized gains	–	(0.05)	(0.05)	(0.09)	(0.09)
Total Distributions Paid	(0.40)	(0.45)	(0.46)	(0.50)	(0.50)
Net Asset Value, End of Year	$9.92	$10.01	$10.28	$10.29	$10.51
Total Return(1)	3.17%	1.75%	4.50%	2.70%	1.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$84,461	$70,089	$53,236	$52,233	$65,037
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.95%	0.99%	1.01%	1.11%	1.11%
Net investment income, net of waivers, reimbursements and credits	4.03%	3.93%	4.00%	3.88%	3.87%
Net investment income, before waivers, reimbursements and credits	3.83%	3.69%	3.74%	3.62%	3.61%
Portfolio Turnover Rate	47.59%	62.06%	67.02%	28.99%	36.84%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2009	2008		2007	2006	2005
Net Asset Value, Beginning of Year	$9.94	$10.19		$10.15	$10.29	$10.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.36		0.38	0.39	0.38
Net realized and unrealized gains (losses)	(0.15)	(0.25)		0.05	(0.11)	(0.26)
Total from Investment Operations	0.18	0.11		0.43	0.28	0.12
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)	(0.36)		(0.38)	(0.39)	(0.38)
From net realized gains	–	–	(2)	(0.01)	(0.03)	(0.06)
Total Distributions Paid	(0.33)	(0.36)		(0.39)	(0.42)	(0.44)
Net Asset Value, End of Year	$9.79	$9.94		$10.19	$10.15	$10.29
Total Return(1)	1.88%	1.18%		4.29%	2.70%	1.09%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$187,964	$141,270		$112,685	$74,434	$70,277
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75	%(3)	0.75%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.88%	0.90%		0.93%	1.08%	1.10%
Net investment income, net of waivers, reimbursements and credits	3.39%	3.62%		3.72%	3.76%	3.62%
Net investment income, before waivers, reimbursements and credits	3.26%	3.47%		3.54%	3.53%	3.37%
Portfolio Turnover Rate	30.72%	64.84%		41.71%	31.34%	86.88%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.
(3)	The net expense ratio includes custodian credits of approximately $7,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.51	$10.92	$10.93	$11.01	$11.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.43	0.46	0.45	0.46
Net realized and unrealized gains (losses)	(0.32)	(0.35)	0.03	(0.03)	(0.18)
Total from Investment Operations	0.11	0.08	0.49	0.42	0.28
LESS DISTRIBUTIONS PAID:
From net investment income	(0.43)	(0.43)	(0.46)	(0.45)	(0.46)
From net realized gains	–	(0.06)	(0.04)	(0.05)	(0.11)
Total Distributions Paid	(0.43)	(0.49)	(0.50)	(0.50)	(0.57)
Net Asset Value, End of Year	$10.19	$10.51	$10.92	$10.93	$11.01
Total Return(1)	1.07%	0.74%	4.54%	3.93%	2.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$135,296	$131,867	$111,482	$91,761	$95,360
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.90%	0.90%	0.92%	1.05%	1.08%
Net investment income, net of waivers, reimbursements and credits	4.16%	4.01%	4.14%	4.09%	4.11%
Net investment income, before waivers, reimbursements and credits	4.01%	3.86%	3.97%	3.89%	3.88%
Portfolio Turnover Rate	53.88%	48.69%	48.72%	21.04%	70.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.89	$9.89	$9.69	$9.63	$9.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.42	0.42	0.42	0.42
Net realized and unrealized gains (losses)	(1.66)	(1.00)	0.20	0.06	0.02
Total from Investment Operations	(1.24)	(0.58)	0.62	0.48	0.44
LESS DISTRIBUTIONS PAID:
From net investment income	(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Total Distributions Paid	(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Net Asset Value, End of Year	$7.23	$8.89	$9.89	$9.69	$9.63
Total Return(1)	(14.29)%	(5.95)%	6.53%	5.00%	4.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$330,393	$378,832	$321,791	$234,292	$124,859
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.96%	0.97%	0.98%	1.05%	1.07%
Net investment income, net of waivers, reimbursements and credits	5.12%	4.53%	4.29%	4.27%	4.43%
Net investment income, before waivers, reimbursements and credits	5.01%	4.41%	4.16%	4.07%	4.21%
Portfolio Turnover Rate	33.97%	25.81%	13.20%	12.95%	19.34%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.05	$10.16	$10.18	$10.30	$10.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35	0.36	0.37	0.34	0.33
Net realized and unrealized gains (losses)	(0.04)	(0.09)	0.07	(0.08)	(0.18)
Total from Investment Operations	0.31	0.27	0.44	0.26	0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)	(0.36)	(0.37)	(0.34)	(0.33)
From net realized gains	(0.00)	(0.02)	(0.09)	(0.04)	(0.09)
Total Distributions Paid	(0.35)	(0.38)	(0.46)	(0.38)	(0.42)
Net Asset Value, End of Year	$10.01	$10.05	$10.16	$10.18	$10.30
Total Return(1)	3.02%	2.75%	4.36%	2.56%	1.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,200,669	$752,080	$639,954	$560,492	$578,274
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.84%	0.85%	0.85%	0.99%	1.01%
Net investment income, net of waivers, reimbursements and credits	3.49%	3.58%	3.60%	3.32%	3.21%
Net investment income, before waivers, reimbursements and credits	3.40%	3.48%	3.50%	3.18%	3.05%
Portfolio Turnover Rate	135.72%	266.10%	281.30%	192.60%	194.77%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2009	2008(3)
Net Asset Value, Beginning of Period	$10.17	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.19
Net realized and unrealized gain	0.16	0.17
Total from Investment Operations	0.43	0.36
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.19)
Total Distributions Paid	(0.27)	(0.19)
Net Asset Value, End of Period	$10.33	$10.17
Total Return(1)	4.31%	3.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$736,270	$173,186
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.70%	0.70%
Expenses, before waivers, reimbursements and credits	0.80%	0.89%
Net investment income, net of waivers, reimbursements and credits	2.63%	3.07%
Net investment income, before waivers, reimbursements and credits	2.53%	2.88%
Portfolio Turnover Rate	25.93%	10.58%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on August 22, 2007.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.16	$10.45	$10.47	$10.59	$10.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.40	0.42	0.43	0.44
Net realized and unrealized gains (losses)	(0.13)	(0.26)	0.08	(0.06)	(0.21)
Total from Investment Operations	0.27	0.14	0.50	0.37	0.23
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.40)	(0.42)	(0.43)	(0.44)
From net realized gains	(0.00)	(0.03)	(0.10)	(0.06)	(0.18)
Total Distributions Paid	(0.40)	(0.43)	(0.52)	(0.49)	(0.62)
Net Asset Value, End of Year	$10.03	$10.16	$10.45	$10.47	$10.59
Total Return(1)	2.73%	1.35%	4.88%	3.50%	2.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$891,908	$708,359	$580,587	$477,295	$468,179
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.85%	0.85%	0.86%	1.00%	1.01%
Net investment income, net of waivers, reimbursements and credits	4.00%	3.87%	3.97%	4.04%	4.12%
Net investment income, before waivers, reimbursements and credits	3.90%	3.77%	3.86%	3.89%	3.96%
Portfolio Turnover Rate	166.83%	278.36%	260.99%	163.06%	150.48%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3%

Arizona – 93.0%

Arizona Health Facilities Authority Revenue Bonds, Series A, Banner Health, 5.00%, 1/1/18	$550	$545

5.25%, 1/1/22	500	485

5.00%, 1/1/35	500	425

Arizona Health Facilities Authority Revenue Bonds, Series A, Phoenix Childrens Hospital, Prerefunded, 6.00%, 2/15/12	1,000	1,128

Arizona School Facilities Board COP, 5.25%, 9/1/23	2,000	1,996

Arizona School Facilities Board Revenue Refunding Bonds, State School Trust (AMBAC Insured), 5.00%, 7/1/18	1,500	1,505

Arizona State Transportation Board Highway Revenue Bonds, Prerefunded, 5.75%, 7/1/09	1,040	1,054

Arizona State University COP, Research Infrastructure Project (AMBAC Insured), 5.00%, 9/1/30	2,000	1,906

Arizona State University Revenue Bonds (FGIC Insured), Prerefunded, 5.50%, 7/1/12	2,160	2,450

Arizona State University Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/27	450	451

Bullhead City Municipal Property Corp. Excise TRB (NATL-RE Insured), 5.00%, 7/1/23	1,000	973

Chandler Water & Sewerage Revenue Bonds (NATL-RE Insured), 7.25%, 7/1/09	240	243

Coconino & Yavapai Counties Joint Unified School District No. 9 Sedona G.O. Unlimited Bonds, Series B, School Improvement Project 2007 (Assured Guaranty Insured), 5.00%, 7/1/22	1,345	1,373

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,002

Glendale G.O. Unlimited Bonds, 2.00%, 7/1/18	2,600	2,272

Glendale Water & Sewer Revenue Bonds, Sub Lien (FSA Insured), 5.00%, 7/1/25	2,000	2,055

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 93.0% – continued

Goodyear G.O. Unlimited Bonds (NATL-RE Insured), 5.00%, 7/1/16	$1,300	$1,407

Greater Arizona Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	2,000	1,933

5.25%, 8/1/31	1,005	985

Greater Arizona Development Authority Infrastructure Revenue Bonds, Series A, 4.00%, 8/1/16	800	823

4.13%, 8/1/19	630	628

Marana Municipal Property Corp. Facilities Revenue Bonds, Series A, 5.00%, 7/1/28	750	737

Maricopa County Community College District G.O. Unlimitied Bonds, Series C, 3.00%, 7/1/22 (1)	2,000	1,653

Maricopa County Elementary School District No. 1 Phoenix Elementary G.O. Unlimited Bonds, Series B, School Improvement Project 2006, 4.50%, 7/1/21	1,190	1,191

Maricopa County Elementary School District No. 8 Osborn G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 5.00%, 7/1/15	680	738

Maricopa County School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series C, School Improvement Project 2005, 5.00%, 7/1/21	1,000	1,070

Maricopa County School District No. 8 Osborn G.O. Limited Refunding Bonds, Bank Qualified (NATL-RE FGIC Insured), 4.70%, 7/1/14	1,000	1,096

Maricopa County Unified High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (FSA Insured), 5.25%, 7/1/18	225	261

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	980

Maricopa County Unified School District No. 80 Chandler Capital Appreciation G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 0.00%, 7/1/09	1,000	997

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 93.0% – continued

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, 5.00%, 7/1/23	$175	$187

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2002 (FSA Insured), 5.25%, 7/1/15	1,600	1,767

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured), 5.00%, 7/1/27	500	490

Mesa G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.00%, 7/1/18	150	162

Mesa Utilities System Revenue Bonds (FGIC Insured), Prerefunded, 5.00%, 7/1/09	30	30

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project 2006 (Assured Guaranty Insured), 5.50%, 7/1/21	1,000	1,066

5.00%, 7/1/23	1,000	1,012

Northern Arizona University COP, Northern Arizona University Research Projects (AMBAC Insured), 5.00%, 9/1/26	400	380

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Senior Lien, Series B (AMT), 5.25%, 7/1/16	1,000	986

Phoenix Civic Improvement Corp. Excise Tax Revenue Refunding Bonds, Series B Sub Lien (NATL-RE Insured), 5.00%, 7/1/22	1,000	1,047

Phoenix Civic Improvement Corp. Excise TRB, Series A, Senior Lien, Municipal Courthouse Project, Prerefunded, 5.75%, 7/1/09	325	333

Phoenix Civic Improvement Corp. Excise TRB, Subseries A (NATL-RE Insured), 4.75%, 7/1/24	1,250	1,262

Phoenix Civic Improvement Corp. Wastewater System Revenue Bonds, Junior Lien (NATL-RE Insured), 5.00%, 7/1/29	1,010	1,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 93.0% – continued

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	$1,690	$1,882

5.50%, 7/1/21	1,080	1,187

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien (NATL-RE FGIC Insured), 5.50%, 7/1/17	3,500	3,811

Phoenix G.O. Limited Refunding Bonds, Series A, 4.50%, 7/1/15	1,500	1,507

Phoenix G.O. Limited Refunding Bonds, Series B, 4.50%, 7/1/20	1,100	1,102

Phoenix G.O. Unlimited Bonds, 4.50%, 7/1/22	1,000	1,001

Phoenix G.O. Unlimited Bonds, Series B, Various Purpose, Partially Prerefunded, 5.38%, 7/1/20	1,000	1,077

Pima County G.O. Unlimited Bonds (FSA Insured), 4.00%, 7/1/14	750	761

Pima County Unified School District No. 12 Sunnyside G.O. Unlimited Bonds (FGIC Insured), Prerefunded, 5.75%, 7/1/09	2,000	2,027

Pima County Unified School District No. 6 Marana G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.40%, 7/1/14	1,300	1,360

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (FSA Insured), 5.00%, 7/1/22	1,000	1,060

Rio Nuevo Multipurpose Facilities District Excise Tax Revenue Bonds, Sub Lien, (Assured Guaranty Insured), 5.25%, 7/15/16	1,000	1,038

Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, Salt River Project, 5.00%, 1/1/37	1,255	1,240

Salt Verde Financial Corp. Gas Revenue Bonds, 5.00%, 12/1/37	2,000	1,172

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	1,000	1,001

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.3% – continued

Arizona – 93.0% – continued

Surprise Municipal Property Corp. Excise Tax Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/14	$695	$738

Tempe G.O. Unlimited Bonds, 5.00%, 7/1/21	1,195	1,290

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Sub Lien (NATL-RE Insured), 5.00%, 12/1/23	1,135	1,004

Tucson Water Revenue Bonds, Series 2005-B (FSA Insured), 5.00%, 7/1/25	1,590	1,631

Tucson Water Revenue Refunding Bonds, Series C, 5.00%, 7/1/26	2,085	2,139

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured), 5.00%, 7/1/23	1,000	1,015

5.00%, 7/1/28	1,945	1,875

Yuma Municipal Property Corp. Revenue Bonds, Series D (XLCA Insured), 5.00%, 7/1/23	1,000	1,015
Yuma Municipal Property Corp. Utilities System Revenue Bonds, Senior Lien (XLCA Insured), 5.00%, 7/1/23	2,500	2,537
		78,560

Puerto Rico – 5.3%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (FGIC-TCRS Insured), 5.75%, 7/1/20	1,500	1,363

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, Series AA (NATL-RE Insured), 5.50%, 7/1/20	535	503
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds, Series A, Escrowed to Maturity, 5.50%, 10/1/20	2,500	2,622
		4,488
Total Municipal Bonds
(Cost $83,010)		83,048

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.6%

Arizona Health Facilities Authority Revenue Adjustable VRDB, Series B-1, The Terraces Project (Sovereign Bank FSB LOC), 0.49%, 4/2/09	$100	$100

Arizona Health Facilities Authority Revenue VRDB, Series B, Banner Health (Scotiabank LOC), 0.30%, 4/1/09	900	900

Arizona Health Facilities Authority VRDB, Series C, Banner Health (Scotiabank LOC), 0.43%, 4/1/09	300	300

Arizona State Board of Regents University Revenue Refunding VRDB, Series A (Lloyds TSB Bank PLC LOC), 0.32%, 4/1/09	500	500

Arizona State Board of Regents University Revenue Refunding VRDB, Series B (Lloyds TSB Bank PLC LOC), 0.42%, 4/1/09	300	300
Pima County IDA Revenue VRDB, Series A, Senior Living Facilities – La Posada (LaSalle Bank N.A. LOC), 0.48%, 4/2/09	100	100
Total Short-Term Investments
(Cost $2,200)		2,200

Total Investments – 100.9%
(Cost $85,210)		85,248
Liabilities less Other Assets – (0.9)%		(787)
NET ASSETS – 100.0%		$84,461

(1)	When-Issued Security.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2009

At March 31, 2009, the industry sectors (unaudited) for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	7.9%
General Obligation	15.8
Higher Education	9.0
School District	19.5
Utilities	10.5
Water	12.0
All other sectors less than 5%	25.3

Total	100.0%

At March 31, 2009, the credit quality distribution (unaudited) for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	41.9%
AA	36.2
A	18.3
BBB	1.4
Cash and Equivalents	0.6
Other	1.6

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Arizona Tax-Exempt Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)

Level 1	$–	$–

Level 2	85,248	–

Level 3	–	–

Total	$85,248	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8%

California – 88.1%

Antelope Valley Community College District G.O. Unlimited Bonds, Series B, Election 2004 (NATL-RE Insured), 5.25%, 8/1/39	$1,000	$972

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (NATL-RE FGIC Insured), 5.00%, 8/1/17	3,500	3,740

5.00%, 8/1/17	2,430	2,508

California Educational Facilities Authority Revenue Bonds, Series A, Loyola Marymount University (NATL-RE Insured), 0.00%, 10/1/19	1,300	749

California Educational Facilities Authority Revenue Bonds, Series Q, Stanford University, 5.25%, 12/1/32	2,500	2,540

California Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.50%, 10/1/17	800	847

California Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/13	1,000	1,038

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	1,000	999

California State Department of Water Resources Power Supply Revenue Bonds, Series A (AMBAC Insured), 5.50%, 5/1/13	1,500	1,631

5.50%, 5/1/15	600	638

California State Department of Water Resources Power Supply Revenue Bonds, Series A, Prerefunded, 5.38%, 5/1/12	745	846

California State Economic Recovery G.O. Unlimited Bonds, Series A, 5.25%, 7/1/14	4,000	4,351

California State Economic Recovery G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/15	3,000	3,187

California State G.O. Unlimited Bonds (NATL-RE FGIC Insured), Unrefunded Balance, 4.75%, 2/1/19	85	85

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8% – continued

California – 88.1% – continued

California State G.O. Unlimited Refunding Bonds, 5.00%, 12/1/16	$3,000	$3,142

California State Public Works Board Lease Revenue Bonds, Series A, Department of Mental Health-Coalinga, 5.13%, 6/1/29	250	216

California State Public Works Board Lease Revenue Bonds, Series F, Department of Corrections & Rehabilitation, 5.00%, 11/1/22	1,280	1,198

5.00%, 11/1/24	1,695	1,567

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Department of Corrections State Prisons (AMBAC Insured), 5.25%, 12/1/13	1,350	1,410

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Trustees California State University, 5.25%, 10/1/14	3,545	3,590

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	2,000	1,953

California State Public Works Board Lease Revenue Refunding Bonds, Series J, Department of Corrections & Rehabilitation (AMBAC Insured), 5.00%, 1/1/19	1,300	1,274

California Statewide Communities Development Authority PCR Refunding Bonds, Series D, Southern California Education Co. (FGIC Insured), 4.25%, Mandatory Put 11/1/16	1,575	1,431

California Statewide Communities Development Authority Revenue COP, John Muir/Mount Diablo Health System (NATL-RE Insured), 5.50%, 8/15/12	3,310	3,472

California Statewide Communities Development Authority Student Housing Revenue Bonds, Series A, East Campus Apartments LLC (ACA Insured), 5.00%, 8/1/12	1,775	1,757

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election 2006 (NATL-RE Insured), 5.25%, 8/1/32	1,500	1,508

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8% – continued

California – 88.1% – continued

Contra Costa County Home Mortgage Revenue Bonds, GNMA Mortgage Backed Securities Program (Collateralized by GNMA), Escrowed to Maturity, 7.50%, 5/1/14	$1,000	$1,261

Corona-Norca Unified School District Capital Appreciation G.O. Unlimited Bonds (Assured Guaranty Insured), 0.00%, 8/1/23	1,000	438

0.00%, 8/1/24	1,000	408

Desert Community College District Capital Appreciation G.O. Unlimited Bonds, Series C (FSA Insured), 0.00%, 8/1/26	3,000	1,053

Duarte Redevelopment Agency SFM Revenue Refunding Bonds, Series B, Mortgage Backed Securities Program (Colld. by FNMA), Escrowed to Maturity, 6.88%, 10/1/11	950	1,085

Eastern Municipal Water District Water & Sewer COP, Series H, 5.00%, 7/1/33	2,000	1,867

El Dorado Irrigation District COP, Series 2009-A (Assured Guaranty Insured), 4.00%, 8/1/18	1,215	1,190

6.25%, 8/1/29	3,500	3,609

Fairfield City COP, Series A, Fairfield City Water Financing (XLCA Insured), 5.00%, 4/1/19	2,000	1,932

Fremont-Newark Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.38%, 8/1/18	1,350	1,433

5.38%, 8/1/19	625	663

Glendale Unified School District G.O. Unlimited Bonds, Series D (NATL-RE Insured), 5.38%, 9/1/18	1,000	1,054

Golden State Tobacco Securitization Corp. Enhanced Asset Backed Revenue Bonds, Series B (AMBAC Insured), Prefunded, 5.00%, 6/1/13	2,500	2,756

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed (AMBAC Insured), 5.00%, 6/1/21	1,000	911

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8% – continued

California – 88.1% – continued

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series B, Enhanced Asset Backed, Escrowed to Maturity, 5.00%, 6/1/10	$2,000	$2,087

Hillsborough School District G.O. Unlimited Bonds Anticipation Notes, 0.00%, 9/1/13	2,000	1,743

Kern Community College District Refunding COP, (AMBAC Insured), 5.00%, Mandatory Put 4/1/10	2,700	2,791

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series B, Property A-First Tier (FSA Insured), 4.75%, 7/1/15	1,250	1,268

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series B, Property A-First Tier (FSA Insured), Prerefunded, 4.75%, 7/1/09	850	868

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series C (NATL-RE Insured), 5.00%, 7/1/29	1,000	978

Los Angeles Unified School District G.O. Unlimited Bonds, Election of 1997, Series F (FGIC Insured), Prerefunded, 5.00%, 7/1/13	545	621

Los Angeles Unified School District G.O. Unlimited Bonds, Series D, 5.00%, 7/1/18	5,000	5,411

Los Angeles Wastewater System Revenue Refunding Bonds, Series 2009-A, 5.00%, 6/1/18	2,500	2,736

Lucia Mar Unified School District G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.25%, 8/1/22	1,300	1,345

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A, Prerefunded, 5.50%, 7/1/09	1,350	1,381

Modesto Wastewater Revenue Refunding Bonds, Series A (FSA Insured), 5.25%, 11/1/18	1,000	1,079

Newark Unified School District Capital Appreciation G.O. Unlimited Bonds, Series D, Election of 1997 (FSA Insured), 0.00%, 8/1/24	2,430	991

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8% – continued

California – 88.1% – continued

Orange County Water District COP, Series B (MBIA-IL-RE Insured), Prerefunded, 5.38%, 8/15/13	$1,000	$1,157

Palm Springs Unified School District G.O. Unlimited Bonds, Series B, Election of 2004 (FSA Insured), 4.75%, 8/1/33	2,400	2,166

Pasadena City Refunding COP, Series C, 4.75%, 2/1/38	2,500	2,250

Poway Unified School Facilities Improvement District No. 2007-1 G.O. Unlimited Bonds, Series A, Election 2008, 0.00%, 8/1/20	3,280	1,816

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (FSA Insured), 5.00%, 7/1/28	500	486

5.00%, 7/1/29	1,000	964

Redondo Beach Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.13%, 8/1/37	2,000	1,904

Rescue Union School District COP, (Assured Guaranty Insured), 4.38%, 10/1/13	2,775	2,969

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured), 5.25%, 8/1/27	455	468

Sacramento County COP, Animal Healthcare/Youth Detention (AMBAC Insured), 5.00%, 10/1/26	1,490	1,372

Sacramento County Sanitation District Financing Authority Revenue Bonds, Series A, 5.60%, 12/1/16	915	918

Sacramento Municipal Utility District Electric Revenue Bonds, Series K (AMBAC Insured), 5.25%, 7/1/24	2,000	2,029

Sacramento Municipal Utility District Electric Revenue Bonds, Series U (FSA Insured), 5.00%, 8/15/19	1,000	1,063

San Diego Regional Building Authority Lease Revenue Bonds, Series A, County Operations Center and Annex Redevelopment Project, 4.00%, 2/1/19	3,615	3,558

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8% – continued

California – 88.1% – continued

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election 1998, (FSA Insured), 5.50%, 7/1/27	$1,500	$1,585

San Diego Unified School District Subject to Crossover Refunded G.O. Unlimited Bonds, Series E, Election 1998 (FSA Insured), 5.00%, 7/1/13	1,700	1,866

San Francisco City & County Airport Commission International Airport Revenue Refunding Bonds, Second Series Issue 20 (NATL-RE Insured), 4.75%, 5/1/15	500	505

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series – Issue 32F (NATL-RE FGIC Insured), 5.00%, 5/1/15	775	817

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series – Issue 34F (Assured Guaranty Insured), 5.00%, 5/1/16	2,500	2,728

San Francisco State Building Authority Lease Revenue Refunding Bonds, Series A, Civic Center (NATL-RE FGIC Insured), 5.00%, 12/1/15	2,000	2,053

San Gabriel Unified School District G.O. Unlimited Bonds, Series A, Unrefunded Balance (FSA Insured), 5.38%, 8/1/18	180	193

San Joaquin County COP, County Administration Building (NATL-RE Insured), 4.75%, 11/15/33	1,000	817

San Jose Airport Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 3/1/16	1,000	1,024

San Jose Redevelopment Agency Tax Allocation Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/15	3,070	3,122

San Jose Redevelopment Agency Tax Allocation Refunding Bonds, Series A, Merged Area Redevelopment Project (NATL-RE Insured), 4.25%, 8/1/15	5,000	4,860

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8% – continued

California – 88.1% – continued

San Juan Unified School District G.O. Unlimited Bonds, Election of 2002 (NATL-RE FGIC Insured), 5.00%, 8/1/25	$925	$908

San Marcos PFA Capital Appreciation Custom Receipts Revenue Bonds, Escrowed to Maturity, 0.00%, 7/1/11	1,000	962

San Mateo County Community College District G.O. Unlimited Bonds, Series A, Election of 2001 (NATL-RE FGIC Insured), 5.00%, 9/1/21	1,000	1,033

San Mateo County Transit District Revenue Bonds, Series A (MBIA-IL-RE Insured), Prerefunded, 5.00%, 6/1/10	575	591

San Mateo County Transportation District Sales Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	3,785	3,710

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.50%, 8/1/30	2,000	2,035

Santa Rosa City Wastewater Revenue Bonds, Series A (FSA Insured), 5.25%, 9/1/26	2,500	2,539

5.25%, 9/1/27	1,255	1,264

Sequoia Union High School District G.O. Unlimited Bonds, Series A, Election 2008, 5.00%, 7/1/32	2,500	2,368

South Orange County Public Financing Authority Special Tax Revenue Refunding Bonds, Series A, Foothill Area (NATL-RE FGIC Insured), 5.25%, 8/15/18	2,500	2,484

Southern California Public Power Authority Capital Appreciation Subordinate Revenue Refunding Bonds, Southtran Transmission Project, 0.00%, 7/1/14	1,000	847

Southern California Public Power Authority Power Project Revenue Bonds, 6.75%, 7/1/12	2,100	2,414

Southern California Public Power Authority Revenue Bonds, Series A, Natural Gas Project No. 1, 5.25%, 11/1/25	1,805	1,320

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 90.8% – continued

California – 88.1% – continued

Southern California Public Power Authority Subordinate Revenue Refunding Bond, Series A, Southtran Transmission Project, 5.00%, 7/1/20	$2,000	$2,088

University of California Revenue Bonds, Series A, Limited Project (NATL-RE Insured), 4.75%, 5/15/26	1,900	1,858

University of California Revenue Bonds, Series C (NATL-RE Insured), 4.75%, 5/15/31	1,250	1,132

University of California Revenue Bonds, Series F (FSA Insured), 4.75%, 5/15/24	200	200

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.25%, 8/1/27	2,125	2,140

Ventura County Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2002, 0.00%, 8/1/17	1,615	1,106

0.00%, 8/1/18	1,635	1,048

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	1,000	997
Washington Township Healthcare District Revenue Bonds, 5.00%, 7/1/09	250	251
		165,593

Puerto Rico – 2.5%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (FGIC-TCRS Insured), 5.75%, 7/1/20	1,500	1,362

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, Series AA (NATL-RE Insured), 5.50%, 7/1/20	2,500	2,352
Puerto Rico Commonwealth Public Improvement Refunding G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.50%, 7/1/20	1,000	941
		4,655

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 90.8% – continued

Virgin Islands – 0.2%
Virgin Islands PFA Revenue Bonds, Series A, Gross Receipts Tax Lien Note, 5.63%, 10/1/10	$370	$380
Total Municipal Bonds
(Cost $173,110)		170,628

SHORT-TERM INVESTMENTS – 6.5%
ABAG Finance Authority for Nonprofit Corps. Revenue VRDB, Series 2006-A, Elder Care Alliance (Sovereign Bank FSB LOC), 0.38%, 4/2/09	400	400

Antelope Valley-East Kern Water Agency COP VRDB, Series A-2 (Wells Fargo Bank N.A. LOC), 0.22%, 4/2/09	300	300

Bay Area Toll Authority Revenue VRDB, Series B, Toll Bridge, 0.20%, 4/2/09	400	400

California Educational Facilities Authority Revenue VRDB, Series 2008-B, Pomona College, 0.28%, 4/2/09	400	400

California Educational Facilities Authority Revenue VRDB, Series B, Pomona College, 0.28%, 4/2/09	200	200

California Health Facilities Financing Authority Revenue VRDB, Series J, Health Facilities-Catholic (Bank of America N.A. LOC), 0.30%, 4/1/09	100	100

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project (Comerica Bank LOC), 0.75%, 4/2/09	100	100

California Pollution Control Financing Authority Revenue Refunding VRDB, BP West Coast Productions LLC, 0.15%, 4/1/09	2,200	2,200

California Pollution Control Financing Authority Revenue Refunding VRDB, Exxon Project, 0.20%, 4/1/09	800	800

California Pollution Control Financing Authority Revenue Refunding VRDB, Series C, Pacific Gas & Electric (JP Morgan Chase Bank LOC), 0.25%, 4/1/09	300	300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 6.5% – continued

California State Department of Water Resources Power Supply Revenue VRDB, Series B-1 (Bank Of New York LOC), 0.25%, 4/1/09	$200	$200

California State Department of Water Resources Power Supply Revenue VRDB, Series C-7 (FSA Insured), 2.00%, 4/2/09	725	725

California State Department of Water Resources Power Supply Revenue VRDB, Subseries F-4 (Bank Of America N.A. LOC), 0.25%, 4/1/09	300	300

California State Department of Water Resources Power Supply Revenue VRDB, Subseries G-1 (Bank of Nova Scotia LOC), 0.20%, 4/2/09	150	150

California State Economic Recovery VRDB, Series C-16 (FSA ST Gtd.), 2.00%, 4/1/09	600	600

California State G.O. Unlimited VRDB, Series A, Subseries A-3 (Bank Of America N.A. LOC), 0.33%, 4/1/09	500	500

California Statewide Communities Development Authority Revenue VRDB, American Baptist Homes West (Lasalle Bank N.A. LOC), 0.28%, 4/2/09	400	400

California Statewide Communities Development Authority Revenue VRDB, Series L, 0.25%, 4/1/09	700	700

California Statewide Communities Development Authority Revenue VRDB, University of San Diego (BNP Paribas LOC), 0.23%, 4/1/09	600	600

Huntington Beach Multifamily Housing Revenue Refunding VRDB, 0.35%, 4/1/09	800	800

Northern California Power Agency Revenue Refunding VRDB, Series A, Hydroelectic Project (Dexia Credit Local LOC), 0.55%, 4/1/09	200	200

Orange County Housing Authority Apartment Development Revenue Refunding VRDB, Series I, Oasis Martinique (Fannie Mae Insured), 0.31%, 4/2/09	600	600

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 6.5% – continued

San Francisco City & County Redevelopment Agency Multifamily Revenue VRDB, Series A, Bayside Village Project (Bank One Arizona N.A. LOC), 0.30%, 4/1/09	$200	$200
Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding VRDB, Series A, 0.70%, 4/2/09	1,000	1,000
Total Short-Term Investments
(Cost $12,175)		12,175

Total Investments – 97.3%
(Cost $185,285)		182,803
Other Assets less Liabilities – 2.7%		5,161
NET ASSETS – 100.0%		$187,964

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Development	5.7%
Facilities	6.3
General	7.6
General Obligation	9.0
Higher Education	8.9
Power	7.9
School District	17.7
Transportation	6.3
Water	8.4
All other sectors less than 5%	22.2

Total	100.0%

At March 31, 2009, the credit quality distribution (unaudited) for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	25.7%
AA	49.2
A	15.5
BBB	1.2
Cash and Equivalents	6.7
SP1/MIG1	1.0
Other	0.7

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the California Intermediate Tax-Exempt Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)

Level 1	$–	$–

Level 2	182,803	–

Level 3	–	–

Total	$182,803	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3%

California – 96.5%

Alameda County Unified School District Capital Appreciation G.O. Unlimited Bonds, Series A (FSA Insured), 0.00%, 8/1/29	$2,000	$564

Alameda County Water District Revenue Refunding Bonds (NATL-RE Insured), 4.75%, 6/1/20	2,000	2,001

Anaheim Union High School District Capital Appreciation G.O. Unlimited Bonds, Election 2002 (NATL-RE Insured), 0.00%, 8/1/28	575	175

Antelope Valley Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2004 (NATL-RE Insured), 0.00%, 8/1/29	6,000	1,671

Arcadia Unified School District Capital Appreciation G.O. Unlimited Bonds, Series A, Election 2006 (FSA Insured), 0.00%, 8/1/25	2,710	960

Aztec Shops Ltd. Auxiliary Organization Student Housing Revenue Bonds, San Diego State University, 6.00%, 9/1/31	2,000	1,473

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (NATL-RE FGIC Insured), 5.00%, 8/1/17	5,000	5,161

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	1,000	1,038

California Educational Facilities Authority Capital Appreciation Revenue Bonds, Loyola Marymount (NATL-RE Insured), Prerefunded, 0.00%, 10/1/09	4,435	1,335

0.00%, 10/1/09	3,435	908

California Educational Facilities Authority Revenue Bonds, Series A, Loyola Marymount University (NATL-RE Insured), 0.00%, 10/1/19	725	418

California Educational Facilities Authority Revenue Bonds, University of the Pacific, 5.00%, 11/1/30	1,500	1,226

California Infrastructure & Economic Development Bank Revenue Bonds, 5.25%, 2/1/33	1,000	878

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Bay Area Toll Bridges – First Lien (AMBAC Insured), Prerefunded, 5.13%, 7/1/26	$1,000	$1,128

California Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	250	250

California State G.O. Unlimited Bonds, Unrefunded Balance, 5.13%, 6/1/24	25	24

California State G.O. Unlimited Refunding Bonds, 4.38%, 10/1/17	1,390	1,381

California State G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 4.75%, 2/1/29	1,000	881

California State Public Works Board Lease Revenue Bonds, Series A, Department of Mental Health, 5.13%, 6/1/29	1,500	1,294

California State Public Works Board Lease Revenue Bonds, Series F, Department of Corrections & Rehabilitation, 5.00%, 11/1/23	1,610	1,498

California State Public Works Board Lease Revenue Refunding Bonds, Series B, Various Community College Projects (AMBAC Insured), 5.63%, 3/1/16	1,000	1,003

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	500	488

California State University Foundation Revenue Bonds, Series A, Sacramento Auxiliary (NATL-RE Insured), Prerefunded, 5.50%, 10/1/12	500	573

5.50%, 10/1/12	500	573

California State University Systemwide Revenue Bonds, Series 2009-A, 5.25%, 11/1/34	2,500	2,343

California Statewide Communities Development Authority PCR Refunding Bonds, Series D, Southern California Education (FGIC Insured), 4.25%, Mandatory Put 11/1/16	500	454

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

California Statewide Communities Development Authority Student Housing Revenue Bonds, Series A, East Campus Apartments LLC (ACA Insured), 5.63%, 8/1/34	$1,000	$797

Corona-Norca Unified School District Capital Appreciation G.O. Unlimited Bonds, Series B, Election of 2006 (Assured Guaranty Insured), 5.13%, 8/1/29	2,560	2,473

Desert Community College District Capital Appreciation G.O. Unlimited Bonds, Series C (FSA Insured), 0.00%, 8/1/26	4,155	1,459

Desert Sands Unified School District G.O. Unlimited Bonds, Election 2001 (AMBAC Insured), 5.00%, 6/1/24	1,500	1,514

Dry Creek Joint Elementary School District Capital Appreciation G.O. Unlimited Bonds, Series A (FSA Insured), 0.00%, 8/1/09	400	397

East Bay Municipal Utilities District Water System Revenue Bonds (NATL-RE Insured), Prerefunded, 5.00%, 6/1/11	500	544

El Dorado Irrigation District COP, Series 2009-A (Assured Guaranty Insured), 6.25%, 8/1/29	1,500	1,547

Escondido Union School District G.O. Unlimited Refunding Bonds, Series B (NATL-RE FGIC Insured), 4.50%, 8/1/25	1,000	918

Fairfield City COP, Series A (XLCA Insured), 5.00%, 4/1/19	2,370	2,289

Folsom G.O. Unlimited Bonds, Series D, School Facilities Project (NATL-RE FGIC Insured), 5.70%, 8/1/13	200	203

Franklin-McKinley School District G.O. Unlimited Bonds, Series B, Election 2004 (FSA Insured), 5.25%, 8/1/32	1,500	1,466

Fremont-Newark Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), 5.38%, 8/1/19	750	796

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

Glendale Unified School District G.O. Unlimited Bonds, Series D (NATL-RE Insured), 5.38%, 9/1/18	$665	$701

Golden State Tobacco Securitization Corp. Revenue Bonds, Series B, Enhanced Asset Backed, Prerefunded, 5.63%, 6/1/13	2,000	2,254

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed, 5.00%, 6/1/45	2,000	1,458

Hayward Unified School District G.O. Unlimited Bonds, Election of 2008, 5.25%, 8/1/29	1,500	1,488

Imperial Irrigation District Refunding COP, Electric Systems Project (NATL-RE Insured), 5.20%, 11/1/09	85	87

Lemoore Union High School District G.O. Unlimited Bonds (AMBAC Insured), 6.00%, 1/1/12	200	218

Long Beach Bond Finance Authority Natural Gas Purpose Revenue Bonds, Series A, 5.50%, 11/15/28	1,000	661

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series B, Property A-First Tier (FSA Insured), 4.75%, 7/1/15	1,750	1,776

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series B, Property A-First Tier (FSA Insured), Prerefunded, 4.75%, 7/1/09	1,150	1,174

Los Angeles Department of Water & Power Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/37	2,160	2,072

Los Angeles Department of Water & Power Revenue Bonds, Subseries A-2 (AMBAC Insured), 5.00%, 7/1/23	930	961

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	35	44

Los Angeles Unified School District G.O. Unlimited Bonds, Series D, 5.00%, 7/1/21	2,000	2,075

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

Los Angeles Wastewater System Revenue Refunding Bonds, Series 2009-A, 5.00%, 6/1/39	$2,000	$1,870

Lucia Mar Unified School District G.O. Unlimited Refunding Bonds (NATL-RE FGIC Insured), 5.25%, 8/1/22	700	724

Modesto Irrigation District Capital Improvements COP, Series A, 5.75%, 10/1/29	1,500	1,491

6.00%, 10/1/39	2,000	1,997

Modesto Irrigation District Refunding COP, Series B, Capital Improvements Projects, 5.30%, 7/1/22	1,510	1,508

Monterey Peninsula Community College District Capital Appreciation G.O. Unlimited Bonds, Series C (FSA Insured), 0.00%, 8/1/26	5,505	1,910

Monterey Regional Water Pollution Control Agency Wastewater Revenue Bonds (AMBAC Insured), 5.00%, 6/1/24	1,025	981

Natomas Unified School District G.O. Unlimited Bonds, Series B, Election 2002 (NATL-RE FGIC Insured), 5.00%, 9/1/27	1,000	958

New Haven Unified School District G.O. Unlimited Refunding Bonds (FSA Insured), 5.75%, 8/1/20	320	349

Palomar Pomerado Health Capital Appreciation G.O. Unlimited Bonds, Series A, Election of 2004 (Assured Guaranty Insured), 0.00%, 8/1/38	2,500	1,260

Pasadena City Refunding COP, Series C, 4.75%, 2/1/38	2,500	2,250

Perris Unified High School District Capital Appreciation G.O. Unlimited Bonds, Series B (NATL-RE FGIC Insured), 0.00%, 9/1/26	1,000	371

Poway Unified School Facilities Improvement District No. 2007-1 G.O. Unlimited Bonds, Series A, Election 2008, 0.00%, 8/1/25	5,000	1,883

Rio Hondo Community College District G.O. Unlimited Bonds, Series A, School Facilities Construction & Improvement (MBIA-IL-RE Insured), Prerefunded, 5.25%, 8/1/14	2,000	2,327

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

Ross Elementary School District G.O. Unlimited Bonds, Election 2006 (NATL-RE Insured), 5.25%, 8/1/27	$850	$874

Sacramento County Sanitation District Financing Authority Revenue Bonds, Series A, 5.60%, 12/1/16	305	306

Sacramento County Sanitation District Financing Authority Revenue Refunding Bonds (AMBAC Insured), 5.00%, 12/1/27	1,500	1,480

Sacramento Municipal Utility District Electric Revenue Bonds, Series K (AMBAC Insured), 5.25%, 7/1/24	500	507

San Diego County Water Authority Revenue COP, Series 2008 A (FSA Insured), 5.00%, 5/1/38	2,000	1,911

San Diego County Water Authority Revenue COP, Series A (FSA Insured), 5.00%, 5/1/30	2,500	2,433

San Diego Regional Building Authority Lease Revenue Bonds, Series 2009-A, County Operations Center and Annex Redevelopment Project, 5.00%, 2/1/22	1,090	1,109

San Francisco City & County Airport Commission International Airport Revenue Refunding Bonds, Second Series Issue 20 (NATL-RE Insured), 4.75%, 5/1/15	1,000	1,011

San Francisco City & County Airport Commission International Airport Revenue Refunding Bonds, Second Series Issue 34F (Assured Guaranty Insured), 5.00%, 5/1/16	500	546

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series A (FSA Insured), 4.75%, 11/1/36	2,500	2,262

San Francisco City & County Unified School District G.O. Unlimited Bonds, Series C, Election 2003 (NATL-RE Insured), 4.50%, 6/15/26	1,490	1,361

San Francisco State Building Authority Lease Revenue Bonds, Series A, Department of General Services, 5.00%, 10/1/13	4,250	4,535

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

San Gabriel Unified School District G.O. Unlimited Bonds Unrefunded Balance, Series A (FSA Insured), 5.38%, 8/1/19	$200	$214

5.38%, 8/1/20	225	241

San Joaquin County COP, County Administration Building (NATL-RE Insured), 4.75%, 11/15/33	1,000	817

San Jose Airport Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 3/1/16	440	451

San Jose Unified School District Santa Clara County G.O. Unlimited Bonds, Series A (FSA Insured), 5.38%, 8/1/19	500	531

San Juan Unified School District G.O. Unlimited Bonds, Election of 2002 (NATL-RE FGIC Insured), 5.00%, 8/1/25	1,000	981

San Mateo County Joint Powers Financing Authority Revenue Refunding Bonds, Series A, Youth Service Campus, 5.00%, 7/15/36	1,300	1,228

San Mateo County Transit District Revenue Bonds, Series A (MBIA-IL-RE Insured), Prerefunded, 4.50%, 6/1/10	1,000	1,025

5.00%, 6/1/10	500	514

San Mateo County Transportation District Sales Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	1,000	980

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.13%, 8/1/33	600	580

Santa Margarita-Dana Point Authority Revenue Bonds, Series B, California Improvements Districts 3, 3a, 4, & 4a (NATL-RE Insured), 7.25%, 8/1/09	1,150	1,165

Santa Monica Community College District Capital Appreciation G.O. Unlimited Bonds, Series 2009-C, Election 2004, 0.00%, 8/1/24 (1)	3,200	1,305

Santa Rosa City Wastewater Revenue Bonds, Series A (FSA Insured), 5.25%, 9/1/26	500	508

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 9/1/16	$35	$37

Sequoia Union High School District G.O. Unlimited, Series A, Election 2008, 5.00%, 7/1/30	2,040	1,950

5.00%, 7/1/32	2,500	2,368

Southern California Public Power Authority Revenue Bonds, Series A, Natural Gas Project No. 1, 5.25%, 11/1/25	1,000	731

5.00%, 11/1/33	1,000	660

Southern California Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 6.00%, 7/1/27	2,520	2,631

Southern California Public Power Authority Subordinate Revenue Refunding Bond, Series A, Southern Transmission Project, 5.00%, 7/1/20	1,670	1,743

Torrance Hospital Revenue Bonds, Series A, Torrance Memorial Medical Center, 6.00%, 6/1/22	500	505

University of California Revenue Bonds, Series A, Limited Project (NATL-RE Insured), 4.75%, 5/15/26	1,000	978

University of California Revenue Bonds, Series C (NATL-RE Insured), 4.75%, 5/15/31	1,000	906

University of California Revenue Bonds, Series J (FSA Insured), 4.50%, 5/15/26	1,505	1,397

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election 2008, 5.25%, 8/1/27	2,500	2,518

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	2,065	2,059

Vista Unified School District G.O. Unlimited Bonds Unrefunded Balance, Series A (FSA Insured), 5.38%, 8/1/16	100	109

5.38%, 8/1/17	190	206

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 99.3% – continued

California – 96.5% – continued

Walnut Valley Unified School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 7.20%, 2/1/16	$977	$1,120

Washington Township Healthcare District Revenue Bonds, 5.00%, 7/1/09	405	407

5.00%, 7/1/11	500	506

5.00%, 7/1/12	1,270	1,284
West Kern Community College District Capital Appreciation G.O. Unlimited Bonds, Series B, Election 2004 (XLCA Insured), 0.00%, 11/1/21	1,280	637
		130,576

Puerto Rico – 2.3%

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, Series AA (NATL-RE Insured), 5.50%, 7/1/20	1,500	1,411
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, Series B (MBIA-IL-RE Insured), Prerefunded, 5.75%, 7/1/10	1,600	1,711
		3,122

Virgin Islands – 0.5%
Virgin Islands PFA Revenue Bonds, Series A, Gross Receipts Tax Lien Note, 5.63%, 10/1/10	555	570
Total Municipal Bonds
(Cost $137,360)		134,268

SHORT-TERM INVESTMENTS – 0.2%

California Pollution Control Financing Authority Revenue Refunding VRDB, Exxon Project, 0.20%, 4/1/09	100	100

California State Department of Water Resources Power Supply Revenue VRDB, Series B-2 (BNP Paribas LOC), 0.20%, 4/1/09	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2% – continued
California Statewide Communities Development Authority Revenue VRDB, Series 2006, American Baptist Homes West (LaSalle Bank N.A. LOC), 0.28%, 4/2/09	$100	$100
Total Short-Term Investments
(Cost $300)		300

Total Investments – 99.5%
(Cost $137,660)		134,568
Other Assets less Liabilities – 0.5%		728
NET ASSETS – 100.0%		$135,296

(1)	When-Issued Security.

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the California Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	5.9%
General	7.8
Higher Education	16.3
Power	6.6
School District	22.5
Transportation	6.4
Utilities	5.1
Water	13.4
All other sectors less than 5%	16.0

Total	100.0%

At March 31, 2009, the credit quality distribution (unaudited) for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	25.6%
AA	50.7
A	21.6
BBB	2.1

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued	MARCH 31, 2009

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the California Tax-Exempt Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$–	$–

Level 2	134,568	–

Level 3	–	–

Total	$134,568	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3%

Alabama – 0.5%

Butler Industrial Development Board Solid Waste Disposal Revenue Refunding Bonds (AMT), Georgia-Pacific Corp. Project, 5.75%, 9/1/28	$1,000	$541
Camden Industrial Development Board Revenue Refunding Bonds, Series A, Weyerhaeuser Company, Prerefunded, 6.13%, 12/1/13	1,000	1,168
		1,709

Alaska – 0.3%
Alaska Industrial Development & Export Authority Revenue Bonds, Boys & Girls Home, 5.88%, 12/1/27	1,500	957

Arizona – 3.8%

Arizona Health Facilities Authority Health Care Facilities Revenue Bonds, Beatitudes Campus Project, 5.20%, 10/1/37	2,500	1,387

Arizona Health Facilities Authority Hospital System Revenue Bonds, John C. Lincoln Health Network, Prerefunded, 6.88%, 12/1/10	1,000	1,106

Coconino County PCR Bonds, Series A (AMT), Tucson Electric Power Co., 7.13%, 10/1/32	1,000	837

Flagstaff IDA Revenue Refunding Bonds, Northern Arizona Senior Living Community Project, 5.70%, 7/1/42	3,000	1,943

Glendale IDA Revenue Refunding Bonds, Midwestern University, 5.00%, 5/15/31	2,000	1,761

Peoria IDA Revenue Refunding Bonds, Series A, Sierra Winds Life, 6.25%, 8/15/20	500	444

Pima County IDA Revenue Bonds, Series A, American Charter School Foundation, 5.63%, 7/1/38	2,440	1,656

Salt River Project Agricultural Improvement & Power District, Series A, Salt River Project Electric System Revenue Bonds, 5.00%, 1/1/33	3,000	2,979
Yavapai County IDA Hospital Facilities Revenue Bonds, Series A, Yavapai Regional Medical Center, 6.00%, 8/1/33	500	381
		12,494

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Arkansas – 0.2%
Little Rock Hotel & Restaurant Gross Receipts Refunding TRB, 7.38%, 8/1/15	$500	$586

California – 4.2%

California Educational Facilities Authority Revenue Bonds, Dominican University, 5.00%, 12/1/25	890	632

5.00%, 12/1/36	2,000	1,240

California Municipal Finance Authority Revenue Bonds, Biola University, 5.88%, 10/1/34	1,000	813

California State Department of Water Resources Power Supply Revenue Bonds, Series A, 6.00%, 5/1/14	500	545

California State Public Works Board Lease Revenue Bonds, Series C, Department of Corrections, 5.50%, 6/1/15	1,000	1,046

California State Various Purpose G.O. Unlimited Bonds, 5.75%, 4/1/31	2,500	2,454

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	1,195

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed, 5.00%, 6/1/45	2,000	1,458

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A-5, Asset Backed, Prerefunded, 7.88%, 6/1/13	500	610

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series B, Enhanced Asset Backed, Prerefunded, 5.50%, 6/1/13	1,000	1,128

Northstar Community Services District No. 1 Special Tax Bonds, 5.55%, 9/1/36	1,400	916

5.00%, 9/1/37	3,000	1,786
		13,823

Colorado – 2.9%

Colorado Health Facilities Authority Revenue Bonds, Portercare Adventist Health Hospital, Prerefunded, 6.50%, 11/15/11	500	574

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Colorado – 2.9% – continued

Copperleaf Metropolitan District No. 2 G.O. Limited Bonds, 5.85%, 12/1/26	$2,000	$1,240

E-470 Public Highway Authority Revenue Bonds, Series C1 (NATL-RE Insured), 5.50%, 9/1/24	2,000	1,711

E-470 Public Highway Authority Revenue Bonds, Series D2 (NATL-RE Insured), 5.00%, Mandatory Put 9/2/13	2,000	1,969

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Primary Improvements Revenue Bonds, Series A, 5.40%, 12/15/31	2,700	1,606
Stone Ridge Metropolitan District No. 2 G.O. Limited Bonds, 7.25%, 12/1/31	3,500	2,392
		9,492

District of Columbia – 1.2%

District of Columbia Revenue Bonds, Methodist Home of the District of Columbia Issue, 6.00%, 1/1/20	400	332
District of Columbia University Revenue Bonds, Series C, Georgetown University, 5.25%, Mandatory Put 4/1/23	3,500	3,486
		3,818

Florida – 7.3%

Belmont Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.13%, 11/1/14	1,990	801

Broward County Airport Exempt Facility Revenue Bonds (AMT), Learjet, Inc. Project, Guaranteed by Bombardier, Inc., 7.50%, 11/1/20	3,430	2,827

Capital Trust Agency Revenue Bonds (AMT), Fort Lauderdale Project, Cargo Acquisition Companies Obligated Group, 5.75%, 1/1/32	1,525	999

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C, 7.05%, 5/1/15	400	372

Halifax Hospital Medical Center Refunding & Improvement Revenue Bonds, Series A, 5.38%, 6/1/46	2,000	1,458

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Florida – 7.3% – continued

Highlands County Health Facilities Authority Revenue Bonds, Series A, Adventist Health System/Sunbelt, Prerefunded, 6.00%, 11/15/11	$1,250	$1,397

Hillsborough County Industrial Development Authority PCR, Series A, Tampa Electric, 5.65%, 5/15/18	2,000	1,971

Islands at Doral III Community District Special Assessment Bonds, Series 2004-A, 5.90%, 5/1/35	960	597

Jacksonville Econonomic Development Commission Common Health Care Facilities Revenue Refunding Bonds, Series A, Florida Proton Therapy Institution, 6.00%, 9/1/17	2,980	2,687

Lee County IDA IDR Bonds, Series A, Lee County Community Charter School LLC Project, 5.25%, 6/15/27	2,000	1,207

5.38%, 6/15/37	2,000	1,119

Old Palm Community Development District Special Assessment Bonds, Series B, Palm Beach Gardens, 5.38%, 5/1/14	800	647

Palm Glades Community Development District Special Assessment Bonds, Series B, 4.85%, 8/1/11	1,400	942

Reunion East Community Development District Special Assessment Bonds, 5.80%, 5/1/36	900	480

Reunion West Community Development District Special Assessment Bonds, 6.25%, 5/1/36	975	476

Seminole Indian Tribe of Florida Special Obligation Revenue Bonds, Series A, 5.75%, 10/1/22 (1)(2)	1,000	768

5.25%, 10/1/27 (1)(2)	2,000	1,342

South Village Community Development District Capital Improvement Revenue Bonds, Series A, 5.70%, 5/1/35	970	573

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10	175	170

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Florida – 7.3% – continued

Tern Bay Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.00%, 5/1/15	$2,475	$990

Verano Center Community Development District Special Assessment Bonds, Series B, District No. 1 Infrastructure Project, 5.00%, 11/1/12	765	614
Westchester Community Development District No. 1 Special Assessment Bonds, Community Infrastructure, 6.00%, 5/1/23	2,240	1,581
		24,018

Georgia – 2.7%

Atlanta Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/1/31	1,035	690

Effingham County IDA PCR Refunding Bonds, Georgia Pacific Corp Project, 6.50%, 6/1/31	2,000	1,259

Milledgeville-Baldwin County Development Authority Revenue Bonds, Georgia College & State University Foundation, Prerefunded, 6.00%, 9/1/14	3,500	4,218

Municipal Electric Authority of Georgia Project One Subordinated Bonds, Series D, General Resolution Project, 6.00%, 1/1/23	1,500	1,605

5.50%, 1/1/26	1,000	1,007
		8,779

Idaho – 0.6%

Madison County Hospital Revenue COP, 5.25%, 9/1/26	1,500	1,111

5.25%, 9/1/30	1,500	1,046
		2,157

Illinois – 6.6%

Illinois Development Finance Authority Revenue Bonds, Series B, Midwestern University, Prerefunded, 6.00%, 5/15/11	500	558

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.25%, 5/1/12	750	866

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Illinois – 6.6% – continued

Illinois Finance Authority PCR Refunding Bonds, Series C-1, Central Illinois Power-Amerencips Corp., 5.95%, 8/15/26	$3,000	$2,514

Illinois Finance Authority Revenue Bonds, Series A, Elmhurst Memorial Healthcare, 5.63%, 1/1/37	3,750	2,926

Illinois Finance Authority Revenue Bonds, Series A, Illinois Institute of Technology, 5.00%, 4/1/20	3,000	2,608

Illinois Finance Authority Revenue Bonds, Series A, Landing at Plymouth Place Project, 6.00%, 5/15/37	1,250	808

Illinois Finance Authority Revenue Bonds, Series A, Montgomery Place Project, 5.75%, 5/15/38	2,950	1,877

Illinois Finance Authority Revenue Bonds, Series A, Smith Village Project, 6.25%, 11/15/35	3,000	2,148

Illinois Finance Authority Revenue Bonds, Series A, Three Crowns Park Project, 5.88%, 2/15/38	2,500	1,539

Illinois Finance Authority Revenue Refunding Bonds, Chicago Charter School Project, 5.00%, 12/1/36	3,000	1,853

Illinois Finance Authority Student Housing Revenue Refunding Bonds, Series A, Educational Advancement Fund, 5.25%, 5/1/34	4,495	3,104
Illinois Health Facilities Authority Revenue Bonds, Riverside Health System, Prerefunded, 6.00%, 11/15/12	1,000	1,151
		21,952

Indiana – 3.1%

Indiana Health & Educational Facilities Financing Authority Hospital Revenue Bonds, Community Foundation Northwest Indiana, 5.50%, 3/1/37	2,000	1,494

Indiana Health Facility Financing Authority Hospital Revenue Bonds Unrefunded Balance, Series A, Community Foundation, 6.38%, 8/1/31	125	108

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Indiana – 3.1% – continued

Indiana Health Facility Financing Authority Hospital Revenue Bonds, Series A, Community Foundation of Northwest Indiana, 6.00%, 3/1/34	$1,000	$811

Indiana Health Facility Financing Authority Hospital Revenue Bonds, Series A, Community Foundation, Prerefunded, 6.38%, 8/1/11	375	418

North Manchester Revenue Bonds, Series A, Peabody Retirement Community Project, 7.25%, 7/1/33	750	518

Petersburg PCR Bonds (AMT), Indianapolis Power & Light, 6.38%, 11/1/29	3,000	2,442

Rockport PCR Refunding Bonds, Series 2009-B, Indiana Michigan Power Company Project, 6.25%, Mandatory Put 6/2/14	2,500	2,498

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37 (1)(2)	2,000	1,287

5.75%, 9/1/42 (1)(2)	1,000	634
		10,210

Iowa – 2.7%

Bremer County Healthcare & Residential Facilities Revenue Bonds, Bartels Lutheran Home Project, Prerefunded, 7.25%, 11/15/09	500	526

Coralville COP, Series D, 5.25%, 6/1/26	2,200	2,063

Iowa Finance Authority Retirement Community Revenue Bonds, Edgewater LLC Project, 6.75%, 11/15/37	3,000	2,109

Iowa Finance Authority Senior Housing Revenue Bonds, Series A, Wedum Walnut Ridge LLC Project, 5.63%, 12/1/45	5,000	2,873
Iowa Higher Education Loan Authority Revenue Bonds, Series B, Wartburg Private College Facilities, 5.55%, 10/1/37	1,500	1,313
		8,884

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Louisiana – 1.2%

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Westlake Chemical Corp. Projects, 6.75%, 11/1/32	$3,000	$1,939
Parish of St. John The Baptist Revenue Bonds, Series A, Marathon Oil Corp., 5.13%, 6/1/37	3,000	2,113
		4,052

Maryland – 2.2%

Annapolis Special Obligation Tax Allocation Bonds, Series A, Park Place Project, 5.35%, 7/1/34	1,000	567

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park Project, Prerefunded, 7.38%, 7/1/10	500	550

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Mercy Medical Center, 5.00%, 7/1/37	2,750	1,994

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Washington County Hospital, 5.75%, 1/1/38	1,000	774

Maryland Industrial Development Financing Authority Revenue Bonds, Series A, Our Lady of Good Counsel School, 6.00%, 5/1/35	1,000	675

Maryland State Economic Development Corp. Student Housing Revenue Bonds, University of Maryland, College Park Project, Prerefunded, 5.63%, 6/1/13	1,000	1,153

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Mercy Ridge, Prerefunded, 6.00%, 4/1/13	1,000	1,152
Prince Georges County Special Obligation Bonds, National Harbor Project, 5.20%, 7/1/34	1,000	517
		7,382

Massachusetts – 0.9%

Massachusetts State Development Finance Agency Revenue Bonds, Hampshire College, 5.70%, 10/1/34	1,000	740

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Massachusetts – 0.9% – continued

Massachusetts State Development Finance Agency Revenue Bonds, Series B, Briarwood, Prerefunded, 8.25%, 12/1/10	$500	$562

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series D, Milton Hospital, 5.25%, 7/1/30	2,150	1,242
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series E, Berkshire Health System, 6.25%, 10/1/31	500	427
		2,971

Michigan – 1.6%

Detroit Capital Improvement G.O Limited Tax Bonds, Series A-1, 5.00%, 4/1/15	850	698

Flint Hospital Building Authority Revenue Refunding Bonds, Hurley Medical Center, 6.00%, 7/1/20	1,000	865

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series A, 6.00%, 6/1/48	3,000	1,661
Royal Oak Hospital Finance Authority Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, 8.25%, 9/1/39	2,000	2,132
		5,356

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities Revenue Bonds, St. Luke’s Hospital, 7.25%, 6/15/32	750	640

Mississippi – 1.0%
Mississippi Development Bank Special Obligation Revenue Bonds, Harrison County Highway Construction (NATL-RE FGIC Insured), 5.00%, 1/1/16	3,000	3,257

Missouri – 0.7%

Saint Louis IDA Senior Living Facilities Revenue Bonds, Series A, Saint Andrews Residence for Seniors, 6.38%, 12/1/41	3,005	2,166

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

New Jersey – 2.0%

New Jersey Economic Development Authority Revenue Bonds, Cigarette Tax, 5.75%, 6/15/34	$3,000	$2,161

New Jersey Economic Development Authority Revenue Bonds, Series A, First Mortgage-Lions Gate Project, 5.88%, 1/1/37	800	551

New Jersey Health Care Facilities Financing Authority Revenue Bonds, St. Josephs Healthcare System, 6.63%, 7/1/38	2,000	1,480

New Jersey State Educational Facilities Authority Revenue Bonds, Series D, Fairleigh Dickinson University, 6.00%, 7/1/25	1,000	896

Tobacco Settlement Financing Corp. Revenue Bonds, Prerefunded, 6.75%, 6/1/13	500	599
Tobacco Settlement Financing Corp. Revenue Bonds, Series 1A, 5.00%, 6/1/41	2,000	1,037
		6,724

New York – 2.9%

Long Island Power Authority Electric Systems Revenue Bonds, Series B, 5.25%, 12/1/14	3,000	3,246

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 11/15/14	1,695	1,880

New York City Industrial Development Agency Special Facilities Revenue Bonds (AMT), Terminal One Group Association Project, 5.50%, 1/1/24	1,000	849

New York City Transitional Finance Authority Revenue Refunding Bonds, Series A-1, Future Tax Secured, 5.00%, 11/1/14	2,000	2,233

New York Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/09 (3)	2,200	9
New York State Dormitory Authority Revenue Bonds, Orange Regional Medical Center, 6.25%, 12/1/37	2,000	1,466
		9,683

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

North Carolina – 3.2%

North Carolina Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	$2,000	$2,006

North Carolina Eastern Municipal Power Agency Power System Revenue Bonds, Series D, 6.45%, 1/1/14	385	395

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series B, 5.70%, 1/1/17	1,430	1,447

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series F, 5.38%, 1/1/13	1,000	1,043

North Carolina Medical Care Commission Health Care Facilities Revenue Bonds, Series A, First Mortgage-Deerfield, Episcopal Retirement Community, 6.13%, 11/1/38	2,000	1,590

North Carolina Medical Care Commission Retirement Facilities Revenue Bonds, Series A, Southminster Project, 5.75%, 10/1/37	2,000	1,436

North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds, Series A, 5.50%, 1/1/13	1,000	1,081
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/17	1,500	1,598
		10,596

Ohio – 4.0%

American Municipal Power-Ohio, Inc., Series A, Prairie State Energy Campus Project, 5.25%, 2/15/25	5,000	5,017

Buckeye Tobacco Settlement Financing Authority Asset Backed Revenue Bonds, Series A-2, 5.75%, 6/1/34	2,000	1,151

6.50%, 6/1/47	1,000	600

Ohio Air Quality Development Authority PCR Refunding Bonds, Series 2009-B, FirstEnergy Generation Corp. Project, 5.25%, Mandatory Put 3/1/11	1,000	1,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Ohio – 4.0% – continued

Ohio St Higher Educational Facility Commission Revenue Bonds, Series C, Xavier University, 5.75%, 5/1/28	$3,000	$3,033
Toledo-Lucas County Port Authority Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	2,750	2,543
		13,344

Oklahoma – 0.7%

Langston Economic Development Authority Student Housing Revenue Bonds, Series A, Langston Community Development Corp., Prerefunded, 7.75%, 8/1/10	500	543
Oklahoma Development Finance Authority Hospital Revenue Bonds, Great Plains Regional Medical Center Project, 5.13%, 12/1/36	2,840	1,940
		2,483

Pennsylvania – 5.5%

Allegheny County Hospital Development Authority Health System Revenue Bonds, Series 2007-A, West Penn Allegheny Health System, 5.00%, 11/15/28	4,000	2,313

Allegheny County Redevelopment Authority Tax Allocation Revenue Bonds, Pittsburgh Mills Project, 5.60%, 7/1/23	2,000	1,474

Beaver County IDA PCR Refunding Bonds, Series 2008-C (AMT), FirstEnergy Generation Corp. Project), 7.13%, Mandatory Put 6/1/11	2,000	2,024

Carbon County IDA Resource Recovery Refunding Bonds (AMT), Panther Creek Partners Project, 6.65%, 5/1/10	975	976

Lancaster County Hospital Authority Revenue Bonds, Series A, Brethren Village Project, 6.50%, 7/1/40	1,450	1,111

Montgomery County Higher Education & Health Authority Revenue Bonds, Series A, Philadelphia Geriatric Center, Prerefunded, 7.25%, 12/1/09	500	531

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Pennsylvania – 5.5% – continued

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Amtrak Project, 6.13%, 11/1/21	$1,400	$1,184

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Reliant Energy, 6.75%, 12/1/36	1,750	1,479

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series B (AMT), Reliant Energy Convention, 6.75%, 12/1/36	1,500	1,268

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Edinboro University, 5.88%, 7/1/38	1,400	1,062

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, Philadelphia University, 5.25%, 6/1/32	1,250	906

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Widener University, 5.40%, 7/15/36	750	612

Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project, California University of Pennsylvania, 6.75%, 9/1/32	490	389

Philadelphia Hospitals & Higher Education Facilities Authority Hospital Revenue Refunding Bonds, Series A, Temple University Health Systems, 5.50%, 7/1/30	3,000	2,156
Washington County Redevelopment Authority Revenue Bonds, Series A, Victory Centre Project – Tanger Outlet Development, 5.45%, 7/1/35	1,000	564
		18,049

Puerto Rico – 0.3%
Puerto Rico Highway & Transportation Authority Transportation Revenue Bonds, 5.00%, 7/1/09	1,000	996

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

South Carolina – 0.4%
Lancaster County Special Assessment Revenue Bonds, Series B, Edenmoor Improvement District, 5.38%, 12/1/16	$1,740	$1,268

Tennessee – 0.5%
Sumner County Health Educational & Housing Facilities Board Revenue Refunding Bonds, Series A, Sumner Regional Health Systems, Inc., 5.50%, 11/1/37	3,000	1,500

Texas – 6.9%

Austin City Convention Center Revenue Bonds, Series A, Convention Enterprise, Inc., First Tier, Prerefunded, 6.70%, 1/1/11	700	768

Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue Bonds, 5.38%, 1/1/32	2,545	1,969

Brazos River Authority Refunding PCR Bonds, Series A (AMT), Texas Utilities Electric Co. Project, 7.70%, 4/1/33	2,285	1,142

Brazos River Authority Revenue Refunding Bond, Series A (AMT), TXU Electric Company Project, 8.25%, 10/1/30	2,500	1,250

Comal County Health Facilities Development Revenue Bonds, Series A, McKenna Memorial Project, Prerefunded, 6.13%, 2/1/13	3,000	3,484

Dallas County Flood Control District No. 1 G.O. Unlimited Refunding Bonds, 7.25%, 4/1/32	1,000	840

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, Legacy of Willow Bend, 5.75%, 11/1/36	3,000	1,773

Houston Industrial Development Corp. Revenue Bonds (AMT), Air Cargo, 6.38%, 1/1/23	500	394

Lufkin Health Facilities Development Corp. Health Systems Revenue Bonds, Memorial Health Systems East Texas, 5.50%, 2/15/37	1,320	892

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Texas – 6.9% – continued

Matagorda County Navigation District No. 1 Collateralized Revenue Refunding Bonds, Centerpoint Energy Houston Electric, LLC Project, 5.60%, 3/1/27	$3,000	$2,516

Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project, 6.00%, Mandatory Put 8/1/13	2,000	1,958

Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds, Series A (AMT), Allied Waste N.A., Inc. Project, 5.20%, 4/1/18	2,000	1,730

Sabine River Authority Revenue Refunding Bonds, Series B, TXU Energy Co. LLC Project, 6.15%, 8/1/22	500	235

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/21	500	455

Tarrant County Cultural Education Facilities Finance Corp. Retirement Revenue Bonds, Air Force Village Obligated Group Project, 5.13%, 5/15/37	3,000	1,950
Tyler Health Facilities Development Corp. Hospital Revenue Refunding Bonds, Series A, East Texas Medical Center, 5.38%, 11/1/37	2,300	1,570
		22,926

Virgin Islands – 0.2%
University of the Virgin Islands General Improvement Bonds, Series A (G.O. of University), 5.38%, 6/1/34	750	570

Virginia – 3.1%

Amherst IDA Revenue Refunding Bonds, Educational Facilities – Sweet Briar, 5.00%, 9/1/26	1,000	773

Charles City & County IDA Solid Waste Disposal Facilities Revenue Bonds (AMT), Waste Management, Inc. Project, 6.25%, Mandatory Put 4/1/12	500	502

Chesapeake Hospital Authority Facilities Revenue Bonds, Chesapeake General Hospital, Series A, 5.25%, 7/1/18	1,500	1,480

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Virginia – 3.1% – continued

Fairfax County Economic Development Authority Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., 5.13%, 10/1/37	$2,000	$1,178

5.13%, 10/1/42	1,000	574

Tobacco Settlement Financing Corp. Revenue Bonds, Asset Backed, Prerefunded, 5.63%, 6/1/15	4,530	5,230

Tobacco Settlement Financing Corp. Tobacco Settlement Asset Backed Bonds, Series B1-Senior, 5.00%, 6/1/47	1,000	507

West Point IDA Solid Waste Disposal Revenue Bonds, Series A (AMT), Chesapeake Corp. Project, 6.38%, 3/1/19 (3)	1,575	16
West Point IDA Solid Waste Disposal Revenue Bonds, Series B, Chesapeake Corp. Project, 6.25%, 3/1/19 (3)	1,680	17
		10,277

Washington – 2.1%

Snohomish County School District No. 201 G.O. Unlimited Bonds, 5.25%, 12/1/21	5,000	5,556

Washington State Housing Finance Commission Nonprofit Revenue Bonds, Series A, Skyline at First Hill Project, 5.25%, 1/1/17	1,000	751

5.63%, 1/1/27	1,000	600
		6,907

Wisconsin – 1.9%

Janesville Pollution Control Revenue Bonds, General Motor Corp., 5.55%, 4/1/09	3,245	974

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series A, Beaver Dam Community Hospitals, 6.75%, 8/15/34	1,000	717

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Vernon Memorial Healthcare Project, 5.10%, 3/1/25	1,000	768

5.25%, 3/1/35	2,650	1,850

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 78.3% – continued

Wisconsin – 1.9% – continued
Wisconsin Health & Educational Facilities Authority Revenue Refunding Bonds, Divine Savior Healthcare, 5.00%, 5/1/32	$3,155	$1,909
		6,218

Wyoming – 0.7%
Sweetwater County Solid Waste Disposal Revenue Refunding Bonds (AMT), FMC Corp. Project, 5.60%, 12/1/35	3,550	2,462
Total Municipal Bonds
(Cost $329,775)		258,706

SHORT-TERM INVESTMENTS – 20.5%

Arizona Health Facilities Authority Revenue VRDB, Series B, Banner Health (Scotiabank LOC), 0.30%, 4/1/09	390	390

Birmingham G.O. Unlimited Bonds, VRDB, Series A (AMBAC Insured), 1.58%, 4/2/09	4,805	4,805

California Statewide Communities Development Authority Revenue VRDB, Series 2006, American Baptist Homes West (LaSalle Bank N.A. LOC), 0.28%, 4/2/09	9,200	9,200

Fulco Hospital Authority Revenue Anticipation Certificates, Piedmont Hospital Project (Suntrust Bank LOC), 0.53%, 4/1/09	2,400	2,400

Gulf Coast Waste Disposal Authority PCR Refunding VRDB, Amoco Oil Company Project, 0.15%, 4/1/09	7,200	7,200

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-1, Methodist Hospital, 0.30%, 4/1/09	8,000	8,000

Illinois Finance Authority Revenue VRDB, Series A, Central DuPuge Health, 0.40%, 4/1/09	6,300	6,300

Iowa Higher Education Loan Authority Revenue VRDB, Loras College Facility Project, (Bank of America LOC), 0.30%, 4/1/09	5,000	5,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 20.5% – continued

Kansas City IDA Revenue VRDB, Series B, Downtown Redevelopment District (JP Morgan Chase Bank LOC), 0.50%, 4/1/09	$10,600	$10,600

North Texas Tollway Authority Revenue VRDB, Series C (NATL-RE FGIC Insured), 9.50%, 4/1/09	4,000	4,000

Pima County IDA Revenue VRDB, Series A, Senior Living Facilities – La Posada (LaSalle Bank N.A. LOC), 0.48%, 4/2/09	4,700	4,700

Texas State Transportation Commission Revenue VRDB, Series B, First Tier, 0.47%, 4/1/09	4,500	4,500
University of Massachusetts Building Authority Revenue Refunding VRDB, Senior Series 2008-4, Commonwealth Guaranteed, 0.48%, 4/1/09	500	500
Total Short-Term Investments
(Cost $67,595)		67,595

Total Investments – 98.8%
(Cost $397,370)		326,301
Other Assets less Liabilities – 1.2%		4,092
NET ASSETS – 100.0%		$330,393

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2009, the value of these restricted illiquid securities amounted to approximately $4,031,000 or 1.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000s)

Seminole Indian Tribe of Florida Special Obligation Revenue Bonds, Series A, 5.75%, 10/1/22	9/27/07	$1,039

5.25%, 10/1/27	9/27/07-12/12/07	1,909

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37	7/15/08-7/25/08	1,748

5.75%, 9/1/42	6/27/07	997

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued	MARCH 31, 2009

(3)	Issuer has defaulted on terms of debt obligation.

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the High Yield Municipal Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Development	15.9%
General	12.9
Higher Education	6.5
Medical	18.8
Pollution	9.5
Power	7.0
Transportation	5.4
All other sectors less than 5%	24.0

Total	100.0%

At March 31, 2009, the credit quality distribution (unaudited) for the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	7.3%
AA	6.7
A	14.6
BBB	27.4
BB	5.4
B	1.4
CC to D	0.3
Not rated	18.1
Cash and Equivalents	18.8

Total	100.0%

*	Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the High Yield Municipal Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$–	$–

Level 2	322,270	–

Level 3	4,031	–

Total	$326,301	$–

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Balance as of 3/31/08	$3,648	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	(1,365)	–

Net Purchases (Sales)	1,748	–

Transfers in and/or out of Level 3	–	–

Balance as of 3/31/09	$4,031	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized loss on investments in level 3 securities still held at March 31, 2009 was $1,664, which is included in the Statement of Operations as part of the net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0%

Arizona – 2.0%

Arizona School Facilities Board COP, 5.25%, 9/1/23	$10,000	$9,980

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/21 (1)	2,000	2,004

Phoenix Civic Improvement Corp. Transit Excise TRB, Light Rail Project (AMBAC Insured), 5.00%, 7/1/17	5,000	5,399

Rio Nuevo Multipurpose Facilities District Excise Tax Revenue Bonds, Sub Lien, (Assured Guaranty Insured), 5.75%, 7/15/18	4,725	4,954
Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, 5.00%, 1/1/33	1,630	1,614
		23,951

California – 10.7%

Alvord Unified School District G.O. Unlimited Refunding Bonds, Series A (FSA-CR NATL-RE Insured), 5.90%, 8/1/30	2,450	2,585

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (XLCA Insured), 5.00%, 8/1/13	2,500	2,532

California Educational Facilities Authority Revenue Bonds, Series A, University of Southern California, 5.25%, 10/1/38	2,500	2,528

California Housing Finance Agency Revenue Bonds, Series A (AMT) (FSA Insured), 4.50%, 2/1/20	5,000	4,383

California Housing Finance Agency Revenue Bonds, Series J (AMT), 4.95%, 8/1/22	6,070	5,283

California State Department of Water Resources Power Supply Revenue Bonds, Series A, 6.00%, 5/1/14	10,000	10,911

California State Department of Water Resources Power Supply Revenue Bonds, Series H (FSA Insured), 5.00%, 5/1/21	405	423

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

California – 10.7% – continued

California State Department of Water Resources Power Supply Revenue Refunding Bonds, Series H (FSA-CR Insured), 5.00%, 5/1/22	$5,000	$5,163

California State Economic Recovery G.O. Unlimited Bonds, Series A, 5.25%, 1/1/11	5,000	5,281

California State Economic Recovery G.O. Unlimited Bonds, Series A (FGIC-TCRS Insured), 5.00%, 7/1/17	5,000	5,139

California State Economic Recovery G.O. Unlimited Bonds, Series A (MBIA-CR FGIC Insured), 5.25%, 7/1/14	5,000	5,434

California State G.O. Unlimited Bonds, Prerefunded, 5.75%, 5/1/10	390	416

5.75%, 5/1/10	50	53

California State G.O. Unlimited Bonds, Unrefunded Balance, 5.75%, 5/1/30	135	134

California State G.O. Unlimited Bonds, Unrefunded Balance (AMBAC Insured), 5.00%, 10/1/18	75	75

Colton Joint Unified School District G.O. Unlimited Bonds, Series A (FGIC Insured), 5.38%, 8/1/26	2,500	2,511

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.00%, 6/1/32	3,000	2,888

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 5.75%, 8/1/39	1,000	996

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed (AMBAC Insured), 5.00%, 6/1/21	3,000	2,734

Grossmont Unified High School District G.O. Unlimited Bonds, Election of 2004, 5.00%, 8/1/33	3,000	2,834

Huntington Beach Union High School District Capital Appreciation G.O. Unlimited Bonds, Election 2004 (FSA-CR NATL-RE Insured), 0.00%, 8/1/30	7,200	1,841

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

California – 10.7% – continued

Long Beach Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	$1,000	$921

Los Angeles Community College District G.O. Unlimited Bonds, Series E-1, Election 2001, 5.00%, 8/1/27	2,000	2,000

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (FSA Insured), 5.00%, 10/1/21	5,005	5,216

Los Angeles Department of Water & Power Revenue Bonds, Subseries A-1, 5.25%, 7/1/38	7,500	7,455

Los Angeles Department of Water & Power Revenue Bonds, Subseries A-A-1, 5.00%, 7/1/24	5,000	5,004

Los Angeles Department of Water & Power Waterworks Revenue Bonds Subseries A-1 (AMBAC Insured), 5.00%, 7/1/38	5,000	4,764

Menlo Park G.O. Unlimited Bonds, 5.25%, 8/1/27	1,000	1,043

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	4,979

Moreland School District G.O. Unlimited Bonds, Series C, Election of 2002 (FGIC Insured), 0.00%, 8/1/29	3,500	1,250

Port of Oakland Revenue Bonds, Series K (NATL-RE FGIC Insured), 5.75%, 11/1/15	2,085	2,085

Sacramento Municipal Utility District Electric Revenue Bonds, Series U (FSA Insured), 5.00%, 8/15/19	6,000	6,380

San Francisco Bay Area Rapid Transit Financing Authority G.O. Unlimited Bonds, Election of 2004, 5.00%, 8/1/35	5,000	4,949

San Mateo Union High School District COP Convertible Capital Appreciation, Series B, Phase I Projects (AMBAC Insured), 0.00%, 12/15/43	17,370	7,256

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS - 88.0% – continued

California – 10.7% – continued

Southern California Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, 5.00%, 7/1/23	$5,000	$5,055

6.00%, 7/1/27	5,000	5,219
University of California Revenue Bonds, Multiple Purpose Projects, Series Q (FSA Insured), Prerefunded, 5.00%, 9/1/11	1,000	1,106
		128,826

Colorado – 2.9%

Dawson Ridge Metropolitan District No.1 G.O. Limited Refunding Bonds, Series A, Escrowed to Maturity, 0.00%, 10/1/22	30,000	16,528

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured State Aid Withholding), 5.50%, 12/1/22	5,000	5,573

E-470 Public Highway Authority Revenue Bonds, Series A1 (MBIA Insured), 5.25%, 9/1/16	10,475	9,541
Public Authority for Colorado Energy Natural Gas Revenue Bonds, 6.50%, 11/15/38	5,000	3,577
		35,219

Connecticut – 1.0%

Connecticut State Special Obligation Rate Reduction Revenue Bonds, Series A, Escrowed to Maturity, 5.00%, 6/30/09	1,000	1,012
Connecticut State Transportation Infrastructure Special Tax Obligation Revenue Refunding Bonds, Series 1, 5.00%, 2/1/19	10,000	10,978
		11,990

District of Columbia – 0.4%
District of Columbia Water & Sewer Authority Public Utilities Revenue Bonds, Series A, 6.00%, 10/1/35	5,000	5,289

Florida – 5.8%

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C, 7.05%, 5/1/15	200	186

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Florida – 5.8% – continued

Dade County G.O. Unlimited Refunding Bonds, Seaport (NATL-RE Insured), 6.50%, 10/1/10	$400	$431

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/13	10,000	10,274

Florida Municipal Power Agency All Requirements Power Revenue Bonds, Series A, 5.25%, 10/1/19	5,000	5,401

Florida State Board of Education Capital Outlay Refunding G.O. Unlimited Bonds, Series D, 5.38%, 6/1/16	5,660	6,079

Florida State Department of Environmental Protection Preservation Revenue Bonds, Series A (AMBAC Insured), 5.00%, 7/1/19	5,000	5,148

Florida State Department of Environmental Protection Preservation Revenue Bonds, Series B (FGIC Insured), 5.25%, 7/1/16	2,380	2,570

Florida State Department of Transportation Right of Way G.O. Unlimited Revenue Bonds, 5.25%, 7/1/37	5,000	5,018

Gainesville Utility System Revenue Bonds, Series A (FSA Insured), Prerefunded, 5.00%, 10/1/15	5,000	5,796

Gainesville Utility Systems Revenue Bonds, Series A, 5.25%, 10/1/15	1,065	1,169

5.25%, 10/1/16	1,120	1,227

Lee County Transportation Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/14	900	969

Marco Island Utility System Revenue Bonds (MBIA Insured), 5.25%, 10/1/15	2,520	2,701

Miami-Dade County Aviation Revenue Refunding Bonds, Series D (AMT), Miami International Airport (NATL-RE Insured), 5.25%, 10/1/18	1,645	1,577

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series B (NATL-RE FGIC Insured), 5.25%, 7/1/25	2,525	2,529

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Florida – 5.8% – continued

Miami-Dade County Water & Sewer Revenue Refunding Bonds, Series B (FSA Insured), 5.25%, 10/1/22	$2,500	$2,643

Osceola County Infrastructure Sales Surtax Revenue Bonds (AMBAC Insured), 5.38%, 10/1/21	1,000	1,034

Palm Beach County G.O. Unlimited Refunding Bonds, Series B, 6.50%, 7/1/10	250	267

Palm Beach County School Board COP Bonds, Series B (FGIC Insured), 5.00%, Mandatory Put 8/1/11	6,000	6,077

Palm Coast Utility System Revenue Bonds (NATL-RE Insured), 5.25%, 10/1/21	1,000	1,007

South Florida Water Management District Special Obligation Limited Acquisition Revenue Refunding Bonds (AMBAC Insured), 5.25%, 10/1/13	1,250	1,374
Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	5,910	6,497
		69,974

Georgia – 2.5%

Athens-Clarke County Government Water & Sewer Revenue Bonds, 5.50%, 1/1/38	10,000	10,280

Fulton County Facilities Corp. COP, Fulton County Public Purpose Project (AMBAC Insured), 5.50%, 11/1/18	6,500	6,851

Georgia State G.O. Unlimited Bonds, Series B, 5.00%, 7/1/20	5,000	5,632
Gwinnett County Development Authority COP, Public Schools Project (NATL-RE Insured), Prerefunded, 5.25%, 1/1/14	6,000	6,879
		29,642

Hawaii – 0.4%
Hawaii State Airport System Revenue Refunding Bonds, Series B (AMT) (NATL-RE FGIC Insured), 6.00%, 7/1/20	5,000	4,987

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Idaho – 0.1%
Idaho Housing & Finance Association SFM Revenue Bonds, Series E-1 (AMT), Class III, 4.85%, 7/1/28	$1,420	$1,272

Illinois – 8.2%

Chicago G.O. Unlimited Refunding Bonds, Series A (FSA Insured), 5.00%, 1/1/22	3,000	3,061

Chicago O’Hare International Airport Revenue Bonds, Series A, General Airport Third Lien (NATL-RE Insured), 5.25%, 1/1/26	5,000	4,934

Chicago O’Hare International Airport Revenue Bonds, Series B (FSA Insured), 5.00%, 1/1/19	5,000	5,228

Cook County Community High School District No. 219-Niles Township Refunding G.O. Unlimited Bonds, Series A (FSA Insured), 5.00%, 12/1/25	7,950	8,164

Cook Kane Lake & McHenry Counties Community College District No. 512 G.O. Unlimited Bonds, Series A, William Rainey Harper, 5.00%, 12/1/24	5,300	5,536

Illinois Development Finance Authority Revenue Bonds, Series B, Midwestern University Project, Prerefunded, 5.75%, 5/15/11	500	550

Illinois Educational Facilities Authority Adjustable Revenue Bonds, Field Museum of Natural History Project, 4.60%, Mandatory Put 11/1/15	4,250	4,280

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.00%, 5/1/12	750	862

Illinois Finance Authority Retirement Housing Revenue Bonds, Series A, Regency Park, Escrowed to Maturity, 0.00%, 7/15/23	5,000	2,605

Illinois Finance Authority Revenue Bonds, Series A, Elmhurst Memorial, 5.63%, 1/1/37	2,500	1,951

Illinois Health Facilities Authority Revenue Bonds, Riverside Health System, Prerefunded, 6.00%, 11/15/12	1,000	1,151

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Illinois – 8.2% – continued

Illinois State G.O. Unlimited Bonds (NATL-RE FGIC Insured), 5.38%, 6/1/24	$2,000	$2,027

Illinois State G.O. Unlimited Bonds, 1st Series (NATL-RE Insured), 5.70%, 6/1/19	4,000	4,156

Illinois State Sales Tax Revenue Bonds, First Series (NATL-RE FGIC Insured), 6.00%, 6/15/26	5,000	5,710

Illinois State Sales TRB, 5.25%, 6/15/23	9,735	10,247

Illinois State Toll Highway Authority Revenue Bonds, Series A (FSA Insured), 5.00%, 1/1/18	10,000	10,719

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A-2 (FSA Insured), Prerefunded, 5.00%, 7/1/16	5,000	5,813

Metropolitan Pier & Exposition Authority Dedicated Sales TRB, Series A, McCormick Place Expansion (NATL-RE Insured), 5.25%, 6/15/42	9,045	8,891

Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC Insured G.O. of Authority), 5.50%, 7/1/22	2,000	2,176

6.00%, 7/1/33	10,000	10,795
		98,856

Indiana – 0.1%
Merrillville Multi School Building Corp. Revenue Bonds, First Mortgage (State Aid Withholding), 5.25%, 7/15/26	1,000	971

Iowa – 0.3%
Iowa Finance Authority Hospital Facility Revenue Bonds, Mercy Medical Center Project (FSA Insured), Prerefunded, 6.00%, 8/15/09	3,610	3,721

Kansas – 0.6%

Wichita Hospital Improvement Facilities Revenue Refunding Bonds, Series III, 5.25%, 11/15/15	1,385	1,410

6.25%, 11/15/18	1,600	1,656

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Kansas – 0.6% – continued
Wichita Water & Sewer Utility Revenue Bonds (FGIC Insured), 5.25%, 10/1/18	$4,000	$4,206
		7,272

Kentucky – 0.9%
Kentucky State Property & Buildings Commission Refunding Bonds,, 5.00%, 11/1/20	10,000	10,477

Maryland – 2.3%

Maryland G.O. Unlimited Bonds, State & Local Facilities, Second Series, 5.00%, 8/1/20	5,000	5,579

Maryland State Department of Transportation Revenue Bonds, Second Issue, 4.00%, 9/1/21	10,000	10,260
Maryland State State & Local Facilities G.O. Unlimited Bonds, 5.00%, 8/1/19	10,000	11,298
		27,137

Massachusetts – 9.1%

Massachusetts Bay Transportation Authority Sales Tax Revenue Refunding Bonds, Series B, 5.25%, 7/1/19	10,000	11,547

5.25%, 7/1/22	10,000	11,292

Massachusetts Bay Transportation Authority Sales TRB, Series B, 5.25%, 7/1/23	20,000	22,474

Massachusetts School Building Authority Dedicated Sales TRB, Series A (FSA Insured), 5.00%, 8/15/22	10,000	10,529

Massachusetts State G.O. Unlimited Bonds, Series B, 5.00%, 11/1/16	1,000	1,141

Massachusetts State G.O. Unlimited Bonds, Series C, Prerefunded, 5.75%, 10/1/10	9,510	10,169

Massachusetts State G.O. Unlimited Refunding Bonds, Series A, 5.25%, 8/1/15	5,000	5,749

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Massachusetts Institute of Technology, 5.00%, 7/1/19	5,000	5,685

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Massachusetts – 9.1% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series B, Partners Healthcare System, 5.25%, 7/1/12	$3,450	$3,501

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Harvard University (G.O. of Institution), 6.25%, 4/1/20	5,000	6,308

Massachusetts State Housing Finance Agency Revenue Bonds, Series III (AMT), Single Family, 3.45%, 12/1/09	1,050	1,059

Massachusetts State Special Obligation Dedicated Tax Revenue Bonds (FGIC Insured), Prerefunded, 5.75%, 1/1/14	2,350	2,685
Massachusetts State Water Pollution Abatement Revolving Trust Fund Revenue Bonds, Series 14, 5.00%, 8/1/26	16,110	16,877
		109,016

Michigan – 0.2%
Michigan State Building Authority Revenue Refunding Bonds, Series I, Facilities Program, 6.00%, 10/15/38	2,500	2,607

Minnesota – 1.1%

Minnesota State G.O. Unlimited Bonds, 5.00%, 10/1/09	2,500	2,557

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured), 5.35%, 7/1/17	430	441
Northern Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.00%, 1/1/14	10,000	10,664
		13,662

Mississippi – 0.5%

Jackson State University Educational Building Corp. Revenue Bonds, Campus Facilities Project (FSA Insured), 5.00%, Mandatory Put 3/1/15	4,965	5,550

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Mississippi – 0.5% – continued
Mississippi Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	$75	$73
		5,623

Missouri – 0.2%
Bi-State Development Agency Missouri- Illinois District Revenue Bonds, Series B, Metrolink Cross County Project (FSA Insured), 5.25%, 10/1/17	2,620	2,742

Nevada – 0.7%
Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, 5.00%, 6/1/21	8,000	8,464

New Jersey – 4.0%

New Jersey Economic Development Authority Revenue Bonds, School Facility Construction (FSA Insured), 5.00%, Mandatory Put 9/1/14	5,000	5,521

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded, 6.25%, 7/1/12	445	507

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Unrefunded Balance, 6.25%, 7/1/17	555	578

New Jersey Sports & Exposition Authority State Contract Revenue Bonds, Series B, 4.00%, 9/1/19	3,000	2,956

New Jersey State Refunding G.O. Unlimited Bonds, Series H, 5.25%, 7/1/19	5,250	5,946

New Jersey State Transit Corp. COP Bonds, Series A (AMBAC Insured), 5.25%, 9/15/14	2,500	2,644

New Jersey State Turnpike Authority Revenue Bonds, Series C-2 (BHAC-CR FSA-CR Insured), 5.50%, 1/1/25	5,000	5,608

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, Transportation System (FSA Insured), 4.00%, 12/15/17	5,000	4,976

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS - 88.0% – continued

New Jersey – 4.0% – continued

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, Transportation System (NATL-RE FGIC Insured), 5.75%, 6/15/25	$5,000	$5,321

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series B (NATL-RE FGIC Insured), 5.50%, 12/15/20	2,925	3,127
Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds,, 5.75%, 6/1/32	10,000	10,827
		48,011

New York – 15.1%

Long Island Power Authority Electric System Revenue Bonds, Series A, 6.25%, 4/1/33	5,000	5,291

Metropolitan Transportation Authority Commuter Facilities Revenue Bonds, Series A, Prerefunded, 6.00%, 7/1/09	2,500	2,535

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A (FGIC Insured), Prerefunded, 6.13%, 4/1/10	3,815	4,030

Metropolitan Transportation Authority Revenue Bonds, Series B (NATL-RE Insured), 5.25%, 11/15/20	10,000	10,318

New York City G.O. Unlimited Bonds, Series A, Prerefunded, 6.00%, 5/15/10	305	327

New York City G.O. Unlimited Bonds, Series A, Unrefunded Balance, 6.00%, 5/15/19	30	32

New York City Health & Hospital Corp. Revenue Bonds, Series A, Health System (G.O. of Corp.), 5.00%, 2/15/13	7,820	8,296

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series AA, 5.00%, 6/15/21	10,000	10,487

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured, 5.00%, 8/1/32	2,000	1,959

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

New York – 15.1% – continued

New York Local Government Assistance Corp. Revenue Refunding Bonds, Series E (FSA-CR Insured G.O. of Corp.), 5.00%, 4/1/21	$5,000	$5,469

New York Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-RE-IBC Insured G.O. of Corp.), 5.50%, 4/1/17	2,500	2,898

New York Municipal Bond Bank Agency Special School Purpose Revenue Bonds, Series C (State-Aid Withholding), 5.25%, 6/1/17	10,000	10,593

New York State Dormitory Authority State Personal Income TRB, Series B, 5.75%, 3/15/36	5,000	5,267

New York State Dormitory Authority State Personal Income TRB, Series C, 5.00%, 3/15/25	5,000	5,119

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, Mental Health Services Facilities Improvement (FSA Insured), 5.00%, 2/15/19	1,500	1,591

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series A, Revolving Funds, Municipal Water Finance Authority, 5.00%, 6/15/20	5,245	5,635

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series A, Revolving Funds, Prerefunded, 6.00%, 6/15/09	170	172

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series A, Revolving Funds, Unrefunded Balance, 6.00%, 6/15/16	1,330	1,343

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series C, Revolving Funds – Municipal Water Finance, 5.00%, 6/15/25	5,000	5,135

New York State Environmental Facilities Corp. State Clean Water & Drinking Revenue Bonds, Series D, Revolving Funds – Municipal Water Project, 5.38%, 6/15/19	5,250	5,523

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

New York – 15.1% – continued

New York State Environmental Facilities Corp. State Personal Income TRB, Series A, 5.25%, 12/15/26	$16,960	$17,545

New York State Thruway Authority State Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,399

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.00%, 1/1/16	3,860	4,200

5.38%, 1/1/22	1,850	1,941

New York State Urban Development Corp. State Personal Income TRB, Series B-1, 5.00%, 3/15/28	5,000	5,035

New York State Urban Development Corp. Subordinate Lien Revenue Bonds (G.O. of Corp.), 5.50%, 7/1/16	1,250	1,254

Sales Tax Asset Receivables Corp. Revenue Bonds, Series A (AMBAC Insured), 5.00%, 10/15/32	4,235	4,249

Sales Tax Asset Receivables Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,100	5,616

Tobacco Settlement Financing Corp. Revenue Bonds, Series B-1C, 5.25%, 6/1/13	5,000	5,007

5.50%, 6/1/15	5,000	5,073

5.50%, 6/1/18	5,000	5,093

5.50%, 6/1/19	2,500	2,544

5.50%, 6/1/20	5,000	5,064

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds (NATL-RE Insured), 5.50%, 11/15/21	5,000	5,553

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series B (G.O. of Authority), 5.25%, 11/15/18	5,000	5,422
Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series C (G.O. of Authority), 5.00%, 11/15/38	10,000	9,684
		180,699

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

North Carolina – 1.8%

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series A, 5.20%, 1/1/10	$2,505	$2,541

North Carolina Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.25%, 1/1/19	5,000	5,199

North Carolina G.O. Unlimited Bonds, Series A, Prerefunded, 5.25%, 3/1/15	10,000	11,645
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/20	2,000	2,036
		21,421

Ohio – 1.6%

Akron G.O. Limited Bonds, Prerefunded, 5.75%, 12/1/10	1,000	1,090

Cleveland Airport System Revenue Bonds, Series A (AMBAC Insured), 5.00%, 1/1/23	4,000	4,010

Cleveland City Airport System Revenue Bonds, Series B (AMT) (FSA Insured), 5.25%, 1/1/12	5,000	5,069

Cuyahoga Community College District General Receipts Revenue Bonds, Series C, 5.00%, 8/1/23 (1)	3,470	3,523

Ohio Housing Finance Agency Mortgage Revenue Bonds, Series C (AMT), Residential Mortgage-Backed Securities (Collateralized by GNMA Securities), 5.15%, 3/1/13	515	526
Ohio State Water Development Authority PCR, Series B, Water Quality, 5.00%, 6/1/23	5,000	5,295
		19,513

Oregon – 0.8%

Portland Airport Way Urban Renewal & Redevelopment Tax Increment Bonds, Series A (AMBAC Insured), Prerefunded, 6.00%, 6/15/10	3,450	3,707

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Oregon – 0.8% – continued
Portland City Sewer System Revenue Refunding Bonds, Series B, Second Lien (FSA Insured), 5.00%, 6/15/23	$5,000	$5,341
		9,048

Pennsylvania – 2.4%

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds, Series A (AMT), Amtrak Project, 6.13%, 11/1/21	1,200	1,015

Pennsylvania Housing Finance Agency SFM Revenue Bonds, Series 100A (AMT), 5.10%, 10/1/22	2,000	1,934

Pennsylvania Housing Finance Agency SFM Revenue Bonds, Series 72A (AMT), 4.80%, 4/1/12	750	762

Pennsylvania State G.O. Unlimited Bonds, Second Series (NATL-RE FGIC Insured), 5.00%, 7/1/09	5,000	5,057

Pennsylvania State G.O. Unlimited Bonds, Second Series A, 5.00%, 8/1/20	5,000	5,528

Pennsylvania State Higher Education Assistance Agency Revenue Bonds, Capital Acquisition (MBIA Insured – G.O. of Agency), Prerefunded, 6.00%, 12/15/10	1,815	1,971

6.13%, 12/15/10	1,925	2,095

Pennsylvania State Turnpike Commission Oil Franchise Refunding TRB, Series A (AMBAC Insured), 5.00%, 12/1/19	5,075	5,472
Philadelphia G.O. Unlimited Refunding Bonds, Series A (FSA Insured), 5.00%, 8/1/18	5,000	5,213
		29,047

Puerto Rico – 0.3%

Puerto Rico Electric Power Authority Revenue Refunding Bonds, Series UU (FSA Insured), 5.00%, 7/1/20	3,000	2,969
Puerto Rico Municipal Financing Agency G.O. Unlimited Bonds, Series A (FSA Insured), Prerefunded, 6.00%, 8/1/09	1,000	1,029
		3,998

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

South Carolina – 2.2%

Piedmont Municipal Power Agency Electric Revenue Refunding Bonds, Series A-3 (Assured Guaranty Insured), 5.00%, 1/1/17	$2,250	$2,419

5.00%, 1/1/18	5,000	5,335

Richland County School District No. 2 G.O. Unlimited Bonds, Series A (SCSDE Insured), 5.00%, 2/1/22	10,000	10,965

5.00%, 2/1/23	5,820	6,312
South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (AMBAC Insured), Prerefunded, 5.50%, 10/1/09	1,250	1,294
		26,325

Tennessee – 1.1%

Memphis-Shelby County Airport Authority Revenue Bonds, Series D (AMT) (AMBAC Insured), 6.25%, 3/1/15	2,000	2,040
Metropolitan Government Nashville & Davidson County G.O. Unlimited Refunding Bonds, 5.00%, 5/15/20	10,000	10,948
		12,988

Texas – 5.5%

Austin Water & Wastewater System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 11/15/28	5,000	4,830

Dallas-Fort Worth International Airport Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	1,000	981

Ennis Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds (PSF Gtd.), Prerefunded, 0.00%, 8/15/10	2,225	770

Ennis Independent School District Capital Appreciation G.O. Unlimited Refunding Bonds, Unrefunded Balance (PSF Gtd.), 0.00%, 8/15/26	1,140	374

Frisco Independent School District Building G.O. Unlimited Bonds (PSF Gtd.), 6.50%, 8/15/14	1,535	1,749

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Texas – 5.5% – continued

Harris County Cultural Education Facilities Finance Corp. Revenue Bonds, Series B, Methodist Hospital System, 5.25%, 12/1/13	$3,000	$3,199

Harris County G.O. Limited Refunding Bonds, Series C, 5.75%, 10/1/25	4,260	4,696

Lewisville Independent School District G.O. Unlimited Bonds, 5.00%, 8/15/28	5,000	5,015

Lower Colorado River Authority Revenue Refunding Bonds, Series A, 6.50%, 5/15/37	10,000	10,395

Lower Colorado River Authority Unrefunded Balance Revenue Refunding Bonds, Series B (FSA Insured), 6.00%, 5/15/10	8,745	8,885

Panhandle Regional Multifamily Housing Finance Agency Corp. Revenue Bonds, Series A (Collateralized by GNMA Securities), 6.50%, 7/20/21	500	527

Sabine River Authority Revenue Refunding Bonds, Southwestern Electric Co. (MBIA Insured), 4.95%, 3/1/18	3,000	3,015

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/16	1,000	959

6.00%, 10/1/21	1,250	1,136

San Antonio City Electric & Gas Systems Revenue Bonds, 5.00%, 2/1/21	10,000	10,641

Texas Municipal Power Agency Revenue Refunding Bonds, Sub Lien (FGIC Insured), 4.40%, 9/1/11	5,000	5,011
Texas State G.O. Unlimited Bonds, Housing Assistance Program, 5.25%, 12/1/23	3,000	3,185
		65,368

Utah – 1.2%

Intermountain Power Agency Revenue Refunding Bonds, Series A, 5.00%, 7/1/12 (1)	5,015	5,374

Utah Transit Authority Sales Refunding TRB (BHAC-CR MBIA Insured), 5.00%, 6/15/35	3,750	3,696

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.0% – continued

Utah – 1.2% – continued
Utah Transit Authority Sales TRB, Series B (FSA Insured), Prerefunded, 4.75%, 12/15/15	$5,000	$5,715
		14,785

Virgin Islands – 0.0%
Virgin Islands PFA Revenue Bonds, Series A, Gross Receipts Tax Lien Note, 5.63%, 10/1/10	370	380

Virginia – 2.0%

Hampton Roads Sanitation District Wastewater Revenue Bonds, 5.00%, 4/1/33	5,000	5,014

Virginia Public Building Authority Public Facilities Revenue Refunding Bonds, Series D, 5.00%, 8/1/16	5,000	5,545

Virginia Public School Authority Revenue Bonds, Series C (State Aid Withholding), 5.25%, 8/1/17	5,000	5,488

Virginia State Housing Development Authority Commonwealth Mortgage Revenue Bonds, Series E – Subseries E-1 (AMT) (G.O. of Authority), 4.00%, 4/1/10	5,100	5,175
Virginia State Housing Development Authority Commonwealth Mortgage Revenue Bonds, Series F – Subseries F-1 (G.O. of Authority), 4.00%, 4/1/12	2,000	2,078
		23,300
Total Municipal Bonds
(Cost $1,050,287)		1,056,581

SHORT-TERM INVESTMENTS – 12.7%

Arizona Health Facilities Authority Revenue VRDB, Series B, Banner Health (Scotiabank LOC), 0.30%, 4/1/09	4,770	4,770

Blount County Public Building Authority VRDB, Series C-1-A, Local Government Public Improvement, 0.47%, 4/1/09	4,200	4,200

Collier County Health Facilities Authority Revenue VRDB, Cleveland Health Clinic, Series C-1 (JPMorgan Chase & Co. LOC), 0.40%, 4/1/09	1,600	1,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 12.7% – continued

Connecticut State Health & Educational Facilities Authority Revenue VRBD, Series Y-3, Yale University, 0.20%, 4/1/09	$5,000	$5,000

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Series A, Pierce Memorial Baptist Home (LaSalle Bank N.A. LOC), 0.33%, 4/2/09	2,000	2,000

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Series V1, Yale University, 0.20%, 4/1/09	1,000	1,000

Cuyahoga County Revenue VRDB, Subseries B3, Cleveland Clinic, 0.35%, 4/1/09	4,500	4,500

Georgia State G.O. Unlimited VRDB, Series H-1, 0.85%, 4/2/09	6,932	6,932

Gulf Coast Waste Disposal Authority PCR Refunding VRDB, Amoco Oil Company Project, 0.15%, 4/1/09	1,300	1,300

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-1, Methodist Hospital, 0.30%, 4/1/09	26,800	26,800

Harris County Health Facilities Development Corp. Revenue Refunding VRDB, Series A-1, Methodist Hospital Systems, 0.30%, 4/1/09	3,800	3,800

Illinois Finance Authority Revenue VRDB, Series A, Central DuPuge Health, 0.40%, 4/1/09	3,600	3,600

Indianapolis Local Public Improvement Bond Bank Revenue VRDB, Series F-1 (NATL-RE Insured), 5.50%, 4/1/09	15,000	15,000

Kansas City IDA Downtown Redevelopment Revenue Bonds, Series B (JP Morgan Chase Bank LOC), 0.50%, 4/1/09	13,365	13,365

Lee County Housing Finance Authority Multifamily Housing Revenue Refunding Adjustable Bonds, Series A, Forestwood Apartments Project A (FNMA Insured), 0.57%, 4/1/09	300	300

Louisiana Offshore Terminal Authority Deepwater Port Revenue Refunding Bonds, Series A, Loop LLC Project (SunTrust Bank LOC), 0.35%, 4/1/09	1,200	1,200

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 12.7% – continued

Massachusetts State G.O. Unlimited VRDB, Series B, 0.40%, 4/1/09	$8,600	$8,600

Mississippi Business Finance Corp. Revenue VRDB, Series A, North America LLC (JP Morgan Chase Bank LOC), 0.48%, 4/2/09	900	900

Montana Facility Finance Authority Revenue VRDB, Series A, Sister of Charity, 0.50%, 4/1/09	1,265	1,265

Orange County Health Facilities Authority Revenue VRDB, Series D, Hospital Orlando Regional (Suntrust Bank N.A. LOC), 0.35%, 4/1/09	5,200	5,200

Texas Water Development Board Revenue Refunding VRDB, Sub Lien Series A, State Revolving, 0.20%, 4/1/09	4,778	4,778

Tucson IDA Family Housing Residence Projects Revenue VRDB, Series A (Fannie Mae Insured), 0.51%, 4/2/09	400	400

University of Massachusetts Building Authority Revenue Refunding VRDB, Senior Series 2008-4, Commonwealth Guaranteed, 0.48%, 4/1/09	28,300	28,300

Valdez Marine Terminal Revenue Refunding VRDB, Series B, BP Pipelines Project, 0.30%, 4/1/09	910	910
Waco Educational Finance Corp. Revenue VRDB, Series A, Baylor University, 0.40%, 4/1/09	7,200	7,200
Total Short-Term Investments
(Cost $152,920)		152,920

Total Investments – 100.7%
(Cost $1,203,207)		1,209,501
Liabilities less Other Assets – (0.7)%		(8,832)
NET ASSETS – 100.0%		$1,200,669

(1)	When-Issued Security.

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Intermediate Tax-Exempt Fund were

INDUSTRY SECTOR	% OF INVESTMENTS
Education	7.2%
Facilities	5.9
General	9.5
General Obligation	14.0
Power	8.7
School District	5.6
Transportation	15.6
Utilities	7.3
Water	5.6
All other sectors less than 5%	20.6

Total	100.0%

At March 31, 2009, the credit quality distribution (unaudited) for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	41.9%
AA	39.7
A	6.2
BBB	0.8
Cash and Equivalents	10.1
SP1/MIG1	1.3

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Intermediate Tax-Exempt Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2009

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$–	$–

Level 2	1,209,501	–

Level 3	–	–

Total	$1,209,501	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2%

Alabama – 0.3%
Jefferson County Sewer Capital Improvement Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.50%, 2/1/11	$2,000	$2,151

Alaska – 0.7%

Alaska Municipal Bond Bank Authority Revenue Bonds, Series C (NATL-RE Insured), Prerefunded, 5.75%, 9/15/10	750	803
Matanuska-Susitna Boro Lease Revenue Bonds, Goose Creek Correctional Center (Assured Guaranty Insured), 5.00%, 9/1/14	4,285	4,676
		5,479

Arizona – 2.8%

Arizona Health Facilities Authority Revenue Bonds, Series D, Banner Health, 5.00%, 1/1/14	2,000	2,036

Arizona School Facilities Board Revenue Bonds, Series A, State School Trust (AMBAC Insured), 5.25%, 7/1/10	2,000	2,065

Arizona School Facilities Board Revenue Bonds, State School Improvement, Prerefunded, 5.25%, 7/1/12	1,125	1,267

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 4.00%, 7/1/13	1,845	1,939

4.00%, 7/1/14	1,910	1,989

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/15 (1)	1,000	1,073

4.00%, 7/1/16 (1)	1,000	1,065

Phoenix City G.O. Unlimited Revenue Bonds, Series B, 5.00%, 7/1/16	5,000	5,621

Pima County Street & Highway Revenue Bonds (NATL-RE FGIC Insured), 4.25%, 7/1/11	1,540	1,551
Salt River Project Agricultural Improvement & Power District Electric Services Revenue Bonds, Series A, 5.00%, 1/1/16	1,450	1,622
		20,228

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

California – 4.0%

California Health Facilities Financing Authority Revenue Bonds, Series C, Providence Health & Services, 5.00%, 10/1/14	$500	$521

California State G.O. Unlimited Refunding Bonds, 5.00%, 5/1/14	2,400	2,548

California State G.O. Unlimited Refunding Bonds (FSA Insured), 5.25%, 2/1/10	2,200	2,252

Corona-Norca California Unified School District G.O. Unlimited Notes, 3.50%, 2/1/10	3,500	3,517

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/15	5,000	5,524

Los Angeles Wastewater System Revenue Refunding Bonds, Series A, 5.00%, 6/1/16	5,000	5,541

San Francisco City & County COP, Series A (NATL-RE FGIC Insured), 4.00%, 9/1/09	1,000	1,011

San Joaquin County Transportation Authority Sales Tax Revenue Bonds, Senior Notes, 5.00%, 4/1/11	3,000	3,135
University of California Revenue Bonds, Series P, Regents University of California, 5.00%, 5/15/13	5,085	5,653
		29,702

Colorado – 1.2%

Broomfield Open Space Park and Recreation Facilities COP (AMBAC Insured), 5.75%, 12/1/14	2,000	2,105

Colorado Department of Transportation Revenue Anticipation Notes, Series A (NATL-RE Insured), 5.50%, 6/15/12	1,000	1,115

E-470 Public Highway Authority Revenue Bonds, Series B2 (NATL-RE Insured), 5.00%, Mandatory Put 9/2/11	2,000	2,016

Regional Transportation District COP, Series A, Transit Vehicles (AMBAC Insured), 5.00%, 12/1/16	1,890	1,947

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Colorado – 1.2% – continued
Regional Transportation District Refunding COP, Series A (NATL-RE FGIC Insured), 5.00%, 6/1/11	$1,750	$1,829
		9,012

Connecticut – 0.6%

Cheshire G.O. Unlimited Refunding Bonds, Lot B, 4.00%, 8/1/09	500	506

Connecticut State Special Tax Obligation Revenue Bonds, Series 1, 2nd Lien Transportation Infrastructure, 5.00%, 2/1/17	2,500	2,777

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure (FSA Insured), 5.25%, 9/1/10	500	531
Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series B, Transportation Infrastructure (FSA Insured), 5.38%, 10/1/10	250	266
		4,080

Florida – 7.1%

Clay County Infrastructure Surtax Revenue Bonds (Assured Guaranty Insured), 5.25%, 10/1/17	5,800	6,388

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/13	5,000	5,137

Florida State Board of Education Capital Outlay 2007 G.O. Unlimited Bonds, Series B, 4.00%, 6/1/12	675	722

Florida State Board of Education Capital Outlay G.O. Unlimited Bonds, Series G (NATL-RE FGIC Insured), 5.25%, 6/1/12	1,000	1,104

Florida State Board of Education G.O. Unlimited Bonds, Series A, 5.00%, 6/1/12	1,575	1,731

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	5,750	6,310

Florida State Department of Environmental Protection Revenue Bonds, Series A (AMBAC Insured), 5.00%, 7/1/10	1,500	1,556

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Florida – 7.1% – continued

Florida State Department of Transportation Right of Way Refunding G.O. Unlimited Bonds, Series B, 6.38%, 7/1/14	$1,500	$1,764

Florida State Municipal Power Agency All Requirements Power Revenue Bonds, Series A, 5.00%, 10/1/16	4,000	4,350

Jacksonville Excise TRB, Series B (AMBAC Insured), 5.38%, 10/1/18	2,350	2,542

Miami-Dade County G.O. Unlimited Bonds, Series B, Building Better Communities Project, 5.00%, 7/1/15	5,000	5,548

Miami-Dade County Water & Sewer Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 10/1/10	2,000	2,095

5.00%, 10/1/13	3,500	3,822

Polk County Transportation Improvement Revenue Bonds (FSA Insured), Prerefunded, 5.25%, 12/1/10	1,000	1,082

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A, 5.00%, 10/1/16	1,500	1,586

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series B, 5.00%, 10/1/11	1,510	1,605

5.00%, 10/1/12	1,440	1,551

5.00%, 10/1/14	2,535	2,723
Tallahassee Blueprint 2000 Intergovernmental Agency Revenue Bonds (NATL-RE Insured), 5.00%, 10/1/14	500	543
		52,159

Georgia – 3.4%

Bulloch County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 5/1/12	2,845	3,142

Coweta County Development Authority Revenue Bonds, Newnan Water & Sewerage Project (AMBAC Insured), Prerefunded, 5.25%, 1/1/10	1,000	1,046

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Georgia – 3.4% – continued
De Kalb County School District G.O. Unlimited (State Aid Withholding), 5.00%, 2/1/11	$1,000	$1,071

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/13	3,000	3,336

5.00%, 6/1/18	5,000	5,472

Gwinnett County Water & Sewerage Authority Revenue Bonds (County Gtd.), Prerefunded, 5.00%, 8/1/12	1,000	1,121

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (NATL-RE FGIC Insured), 5.00%, 7/1/15	4,000	4,479

Municipal Electric Authority of Georgia Revenue Bonds, Subseries D, 5.00%, 1/1/13	1,710	1,832

5.00%, 1/1/14	1,045	1,118
Municipal Electric Authority Revenue Bonds, Subseries A, Project One, 5.00%, 1/1/13	2,000	2,142
		24,759

Hawaii – 0.8%
Hawaii State G.O. Unlimited Bonds, Series DA (NATL-RE Insured), 5.25%, 9/1/16	5,000	5,506

Idaho – 0.1%
University of Idaho Adjustable Revenue Refunding Bonds, Series A (FSA Insured), 4.38%, Mandatory Put 4/1/11	750	777

Illinois – 2.7%

Chicago G.O. Unlimited Bonds, Lakefront Millenium Parking Facilities (NATL-RE Insured), Prerefunded, 5.70%, 1/1/12	700	797

Chicago Transit Authority Revenue Bonds, Federal Transit Administration Section 5309, (Assured Guaranty Insured), 5.00%, 6/1/12	1,385	1,518

Grundy & Will Counties Community Unit School District No. 1 G.O. Unlimited Bonds, 5.88%, 2/1/16	1,120	1,264

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Illinois – 2.7% – continued

Illinois State G.O. Unlimited Bonds, 5.00%, 1/1/14	$1,350	$1,496

Illinois State Sales TRB, 5.38%, 6/15/16	2,010	2,140

Illinois State Toll Highway Authority Revenue Bonds, Series A2 (FSA Insured), Prerefunded, 5.00%, 7/1/16	8,075	9,388

Kendall, Kane and Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series B (FGIC Insured), Prerefunded, 5.25%, 10/1/12	1,000	1,125
Metropolitan Pier & Exposition Authority Dedicated Sales TRB, McCormick Place Expansion Project (NATL-RE FGIC Insured), 5.38%, 12/15/16	2,250	2,324
		20,052

Indiana – 2.5%

Indiana Health Facilities Financing Authority Revenue Bonds, Series A1, Ascension Health Credit, 3.63%, Mandatory Put 8/1/11	5,000	5,032

Indiana State Finance Authority Revenue Refunding Bonds, 5.00%, 7/1/14	3,485	3,784

Indiana Transportation Finance Authority Revenue Bonds, Series A (FGIC Insured), Prerefunded, 5.13%, 6/1/14	3,350	3,839

Indiana University Revenue Bonds, Series O, Student Fee (NATL-RE FGIC Insured), 5.00%, 8/1/11	600	649

Indianapolis Local Public Improvement Revenue Bonds, Series D, 5.25%, 1/10/15	2,430	2,660

Mount Vernon of Posey County Multi-School Building Corp. Revenue Bonds, First Mortgage (AMBAC Insured State Aid Withholding), 4.00%, 1/15/13	500	533
Pike Township Multi-School Building Corp. Revenue Bonds, First Mortgage (State Aid Withholding), 4.00%, 1/15/14	1,805	1,894
		18,391

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Kansas – 0.3%
Wichita Kansas Water and Sewerage Utilities Revenue Bonds (NATL-RE FGIC Insured), 5.00%, 10/1/19	$2,000	$2,068

Kentucky – 1.3%

Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 93 (Assured Guaranty Insured), 5.25%, 2/1/17	3,000	3,324

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project #66 (NATL-RE Insured), Prerefunded, 5.75%, 5/1/10	1,000	1,056
Kentucky State Property & Buildings Commission Revenue Refunding Bonds, 5.00%, 11/1/12	4,475	4,909
		9,289

Louisiana – 0.3%

Louisiana State G.O. Unlimited Bonds, Series A (FGIC Insured), Prerefunded, 5.25%, 11/15/10	1,250	1,338

5.00%, 4/1/12	1,000	1,111
		2,449

Maryland – 0.4%

Maryland State Department of Transportation Revenue Bonds,, 4.50%, 2/15/12	1,850	2,016
Montgomery County Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/12	1,000	1,113
		3,129

Massachusetts – 1.1%

Massachusetts Bay Transportation Authority Revenue Bonds, Series A, Prerefunded, 5.00%, 7/1/14	2,740	3,142

Massachusetts State G.O. Limited Bonds, Series C (NATL-RE FGIC Insured G.O. of Commonwealth), 5.50%, 11/1/14	1,875	2,173

Massachusetts State G.O. Limited Refunding Bonds, Series A (NATL-RE Insured), 5.00%, 8/1/11	1,500	1,630

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Massachusetts – 1.1% – continued
Massachusetts State G.O. Unlimited Refunding Bonds, Series A, 6.00%, 11/1/11	$1,275	$1,423
		8,368

Michigan – 1.6%

Detroit Water Supply Systems Revenue Bonds, Series A, Senior Lien (MBIA Insured), Prerefunded, 5.25%, 7/1/13	1,000	1,137

Michigan State Building Authority Revenue Refunding Bonds, Series I, Facilities Project (FSA Insured), 5.00%, 10/15/09	3,600	3,672

5.00%, 10/15/10	1,000	1,038
Michigan State Building Authority Revenue Refunding Bonds, Series II, Facilities Project (NATL-RE Insured), Prerefunded, 5.00%, 10/15/13	5,000	5,663
		11,510

Minnesota – 2.0%

Bemidji G.O Unlimited Bonds, Temp Sales Tax, 4.50%, 2/1/12	3,000	3,069

Minnesota Public Facilities Authority Water PCR Bonds, Series A, 5.00%, 3/1/12	1,000	1,106

Minnesota State G.O. Unlimited Bonds, Series C, 5.00%, 8/1/13	5,000	5,683

Northern Municipal Power Agency Electric System Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 5.00%, 1/1/12	2,190	2,332

5.00%, 1/1/14	2,320	2,474
		14,664

Mississippi – 0.5%

Mississippi State G.O. Unlimited Bonds, Series A, 5.00%, 10/1/13	2,620	2,947
Mississippi State G.O. Unlimited Refunding Bonds, 5.75%, 12/1/11	510	568
		3,515

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Nebraska – 0.3%
Nebraska Public Power District Revenue Bonds, Series B, 5.00%, 1/1/14	$1,730	$1,871

Nevada – 1.4%

Clark County Airport Revenue Bonds, Series A, Subordinate Lien (NATL-RE Insured), Prerefunded, 6.00%, 7/1/10	550	592

Clark County School District G.O. Limited Bonds, Series B (AMBAC Insured), 5.00%, 6/15/15	2,000	2,113

Clark County School District G.O. Limited Bonds, Series C (NATL-RE Insured), 5.00%, 6/15/12	2,350	2,518

Clark County School District G.O. Limited Refunding Bonds, Series A (AMBAC Insured), 4.50%, 6/15/13	2,000	2,091

Clark County Water Reclamation District G.O. Limited Bonds, Series B, 4.00%, 7/1/13 (1)	1,225	1,272
Las Vegas G.O. Limited Refunding Bonds (AMBAC Insured), 5.00%, 6/1/13	1,600	1,734
		10,320

New Hampshire – 1.0%

Manchester New Hampshire School Facilities Revenue Bonds (NATL-RE Insured), Prerefunded, 5.50%, 6/1/13	1,400	1,586

New Hampshire Health & Education Facilities Authority Revenue Bonds, Series A,University Systems, 5.00%, 7/1/14	3,000	3,242
New Hampshire State Capital Improvement G.O. Unlimited Bonds, Series C, 5.00%, 5/1/12	2,500	2,771
		7,599

New Jersey – 2.2%

New Jersey COP, Series A, Equipment Lease Purchase, 5.00%, 6/15/12	2,500	2,685

New Jersey Economic Development Authority Revenue Bonds, School Facility Construction (FSA Insured), 5.00%, Mandatory Put 9/1/14	2,500	2,760

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

New Jersey – 2.2% – continued

New Jersey State G.O. Unlimited Refunding Bonds, Series D, 6.00%, 2/15/11	$4,250	$4,618

New Jersey State G.O. Unlimited Refunding Bonds, Series J (FGIC-TCRS Insured), 5.00%, 7/15/11	750	812

New Jersey State Transit Corp. COP Bonds, Series A (AMBAC Insured), 5.25%, 9/15/14	2,000	2,116

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A (FSA Insured), 3.75%, 12/15/12	1,500	1,502
Ocean County Utilities Authority Wastewater Revenue Refunding Bonds (NATL-RE Insured County Gtd.), 5.00%, 1/1/11	1,350	1,440
		15,933

New Mexico – 0.8%

Albuquerque Water and Sewer System Improvement Revenue Refunding Bonds, Series A, 5.25%, 7/1/09	1,275	1,290

Los Alamos County Gross Receipts Tax Improvement Revenue Bonds, 4.00%, 6/1/13	1,000	1,036
New Mexico Severance Tax Revenue Bonds, Series A-1, 4.00%, 7/1/16	3,300	3,416
		5,742

New York – 8.8%

Metropolitan Transportation Authority Revenue Refunding Bonds, Series F (NATL-RE Insured), 5.00%, 11/15/12	4,000	4,285

New York City G.O. Unlimited Bonds, Series B, 5.00%, 8/1/10	1,055	1,105

New York City Health & Hospital Corp. Revenue Bonds, Series A, Health Systems (G.O. of Corp.), 5.00%, 2/15/13	5,000	5,304

New York City Transitional Finance Authority Revenue Bonds, Series A, Future Tax, 5.00%, 11/1/15 (1)	5,000	5,592

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

New York – 8.8% – continued

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax, 5.25%, 8/1/18	$5,035	$5,431

New York City Trust for Cultural Resources Revenue Refunding Bonds, Series 1A, Museum Modern Art, 5.00%, 10/1/10	3,000	3,171

New York G.O. Unlimited Bonds, Series C, 5.25%, 8/1/11	2,000	2,143

New York G.O. Unlimited Bonds, Series H-1, 5.00%, 3/1/16	5,000	5,330

New York State Dormitory Authority Personal Income TRB, Series A, 5.00%, 3/15/16	3,515	3,935

New York State Dormitory Authority State Supported Debt Revenue Bonds, Mental Health Services Improvement, 5.00%, 2/15/13	5,000	5,291

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, Mental Health Services Facilities Improvement, 5.00%, 2/15/14	2,810	3,004

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series B, 5.00%, 7/1/14	1,370	1,509

New York State Thruway Authority General Highway & Bridge Trust Fund, Revenue Bonds, Series A, 5.00%, 4/1/14	1,000	1,098

New York State Thruway Authority Second General Highway & Bridge Trust Fund Revenue Bonds, Series B, 5.00%, 4/1/14	3,000	3,294

New York State Thruway Authority Services Contract Revenue Refunding Bonds, Bridge Service Contract, 5.00%, 4/1/13	3,000	3,283

New York State Urban Development Corp. Revenue Bonds, Series B-1, State Personal Income Tax, 5.00%, 3/15/16	2,075	2,330

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.00%, 1/1/16	3,000	3,265

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

New York – 8.8% – continued
Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series B (G.O. of Authority), 5.25%, 11/15/18	$5,000	$5,422
		64,792

North Carolina – 0.3%
North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 3/1/12	2,300	2,547

Ohio – 1.1%

Ohio State Building Authority Revenue Refunding Bonds, Series A, State Facilities Administration Building Project, (FSA Insured), 5.00%, 4/1/09	1,000	1,000
Ohio State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/15	6,000	6,828
		7,828

Oklahoma – 0.2%
Oklahoma State Municipal Power Authority Power Supply System Revenue Bonds, Series A, 5.00%, 1/1/15	1,575	1,709

Oregon – 1.4%

Clackamas County School District No. 86 G.O. Unlimited Bonds (School Board Guaranty), Prerefunded, 5.25%, 6/15/10	1,000	1,055

Multnomah-Clackamas Counties School District No. 10JT Gresham-Barlow G.O. Unlimited Bonds (FSA Insured School Bond Gtd.), Prerefunded, 5.50%, 6/15/11	1,000	1,098

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	2,380	2,710

Umatilla County School District No. 8R Hermiston G.O. Unlimited Bonds (NATL-RE Insured), Prerefunded, 5.20%, 6/15/09	1,000	1,010

Washington County Clean Water Services Sewer Revenue Bonds, Series A, Senior Lien, 4.00%, 10/1/15	2,435	2,570

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Oregon – 1.4% – continued
Washington County School District No. 48J Beaverton G.O. Unlimited Refunding Bonds, Series A (FSA Insured), 5.00%, 6/1/12	$1,800	$1,997
		10,440

Pennsylvania – 2.1%

Lehigh County General Purpose Authority Revenue Bonds, Saint Lukes Bethlehem Hospital, Prerefunded, 5.38%, 8/15/13	1,000	1,153

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series A, Pennsylvania University, 5.00%, 9/1/17	5,000	5,668

Pennsylvania Turnpike Commission Revenue Anticipation Notes, Series A (AMBAC Insured), 4.00%, 10/15/09	2,000	2,005
University of Pittsburgh Commonwealth System of Higher Education Revenue Bonds, Series B, Capital Project (G.O. of University), 5.00%, 9/15/14	6,000	6,604
		15,430

South Carolina – 0.3%

Greenville County School District Revenue Bonds, Prerefunded, 5.50%, 12/1/12	1,140	1,321
South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (AMBAC Insured), Prerefunded, 5.50%, 10/1/09	1,000	1,036
		2,357

Tennessee – 1.9%

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series B, Vanderbilt University, 5.25%, 10/1/15 (1)	5,000	5,680

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Refunding Bonds, Series B, Vanderbilt University, 5.00%, 10/1/12	1,600	1,775

Shelby County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/15 (1)	5,000	5,664

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Tennessee – 1.9% – continued
Tennessee State School Bond Authority Revenue Bonds, Series B, Higher Educational Facilities 2nd Program, 4.00%, 5/1/14	$1,030	$1,107
		14,226

Texas – 5.1%

Bell County Texas G.O. Limited Tax Notes, 5.00%, 2/15/15	2,000	2,142

Corpus Christi G.O. Certificates (FSA Insured), Prerefunded, 5.75%, 3/1/11	1,000	1,091

Dallas Waterworks & Sewer Systems Revenue Refunding Bonds (AMBAC Insured), 5.00%, 10/1/11	3,435	3,747

Fort Worth G.O. Certificates (FSA Insured), Prerefunded, 4.38%, 3/1/13	1,000	1,101

Galena Park Independent School District G.O. Unlimited Bonds (PSF Gtd.), Prerefunded, 5.75%, 8/15/10	300	321

Harris County Cultural Education Facilities Finance Corp. Revenue Bonds, Series B, Methodist Hospital, 5.25%, 12/1/13	3,000	3,199

Harris County Revenue Refunding Bonds Senior Lien, Toll Road (FSA Insured), 5.38%, 8/15/09	1,000	1,018

Irving Improvement Refunding G.O. Limited Bonds, 5.00%, 9/15/11	1,000	1,093

Lower Colorado River Authority Revenue Refunding Bonds, 5.00%, 5/15/13	1,000	1,077

Lower Colorado River Authority Revenue Refunding Bonds, Series B, Unrefunded Balance, 6.00%, 5/15/12	4,985	5,060

Lower Colorado River Authority Transmission Contract Revenue Bonds (FSA Insured), 5.38%, 5/15/14	1,235	1,326

McKinney G.O. Limited Bonds, Series B, Prerefunded, 5.50%, 8/15/09	400	408

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/12	2,000	2,090

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Texas – 5.1% – continued

North Texas Tollway Authority Revenue Refunding Bonds, Series H, First Tier, 5.00%, Mandatory Put 1/1/11	$3,000	$3,063

Plano Independent School District G.O. Unlimited Bonds, Series A, School Building, 5.00%, 2/15/12	1,000	1,099

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 3.63%, Mandatory Put 12/1/10	4,000	4,094

San Antonio Electric & Gas Systems Revenue Refunding Bonds, Series A, 5.50%, 2/1/12	1,350	1,490

San Antonio General Improvement Refunding G.O. Limited Bonds, 4.00%, 8/1/12	1,585	1,712
Texas State PFA G.O. Unlimited Refunding Bonds, 5.50%, 10/1/12	2,260	2,563
		37,694

Utah – 2.5%

Alpine School District G.O. Unlimited Bonds (School Bond Guaranty), Prerefunded, 5.25%, 9/15/11	2,000	2,205

Intermountain Power Agency Revenue Refunding Bonds, Series A, 5.00%, 7/1/12 (1)	10,000	10,717

5.50%, 7/1/14	3,500	3,762

Uintah County Municipal Building Authority Lease Revenue Bonds, 4.50%, 6/1/14	650	678
Utah State G.O. Unlimited Refunding Bonds, Series B, 5.38%, 7/1/12	1,000	1,127
		18,489

Virginia – 1.1%

Loudoun County Public Improvement G.O. Unlimited Bonds, Series B (State Aid Withholding), 5.00%, 12/1/13	1,000	1,146

Virginia College Building Authority Education Facilities Revenue Refunding Bonds, Series B, 21st Century College & Equipment, 5.00%, 2/1/11	4,600	4,930

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Virginia – 1.1% – continued

Virginia State Public Building Authority Public Facilities Revenue Refunding Bonds, Series B, 5.00%, 8/1/12	$1,355	$1,511
Virginia State Resources Authority Infrastructure Revenue Bonds, Series B, Pooled Financing Program, 5.00%, 11/1/10	775	823
		8,410

Washington – 1.8%

Energy Northwest Electric Revenue Refunding Bonds, Series A, 5.00%, 7/1/14	3,500	3,850

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project 1, 5.50%, 7/1/14	1,200	1,347

Energy Northwest Electric Revenue Refunding Bonds, Series C, Project 3, 5.00%, 7/1/12	150	164

Franklin County Public Utility District No. 001 Electric Revenue Bonds (NATL-RE Insured), Prerefunded, 5.63%, 9/1/12	1,000	1,144

King County Sewer Revenue Refunding Bonds, Series B (FSA Insured), 5.50%, 1/1/15	1,500	1,628

Tacoma Solid Waste Utilities Revenue Refunding Bonds (AMBAC Insured), Prerefunded, 5.25%, 12/1/11	3,000	3,320
Washington State G.O. Unlimited Bonds, Series C, Various Purpose (NATL-RE FGIC Insured), 5.25%, 1/1/19	2,000	2,074
		13,527

Wisconsin – 2.8%

Milwaukee City G.O. Unlimited Promissory Notes, Series N1, 5.00%, 2/15/16	4,300	4,861

Milwaukee City G.O. Unlimited Promissory Notes, Series N1 (AMBAC Insured), 5.00%, 2/15/12	2,575	2,823

Milwaukee County G.O. Unlimited Refunding Bonds, Series A, 3.40%, 8/1/14	5,000	5,206

Wisconsin State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/15	4,625	5,173

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 69.2% – continued

Wisconsin – 2.8% – continued

Wisconsin State G.O. Unlimited Refunding Bonds, Series 3 (NATL-RE FGIC Insured), 5.25%, 5/1/10	$1,000	$1,049
Wisconsin State G.O. Unlimited, Series F (FSA Insured), Prerefunded, 5.50%, 5/1/12	1,000	1,124
		20,236

Wyoming – 0.4%
Campbell County Recreation Project Board Lease Revenue Bonds, 5.00%, 6/15/12	3,000	3,220
Total Municipal Bonds
(Cost $500,567)		509,658
	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.0%
AIM Tax-Free Cash Reserve Portfolio	95,667	$96
Total Investment Companies
(Cost $96)		96

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 34.4%

Arizona Health Facilities Authority VRDB, Series C, Banner Health (Scotiabank LOC), 0.43%, 4/1/09	$2,000	$2,000

Bethlehem Area School District G.O. Unlimited VRDB (FSA Insured State Aid Withholding), 3.25%, 4/2/09	14,495	14,495

California State Department of Water Resources Power Supply Revenue VRDB, Series C-7 (FSA Insured), 2.00%, 4/2/09	300	300

Chicago Board of Education G.O. Unlimited VRDB, Series B (FSA Insured), 3.00%, 4/2/09	20,000	20,000

Dallastown Area School District G.O. Unlimited VRDB (FSA Insured State Aid Withholding), 3.50%, 4/2/09	6,365	6,365

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 34.4% – continued

Denver City & County Multi-Family Housing Revenue VRDB, Ogden Residences Project (Credit Lyonnais LOC), 0.75%, 4/1/09	$2,600	$2,600

Everett Public Facilities District Project Revenue VRDB, 2.15%, 4/1/09	2,000	2,000

Fayetteville Public Works Commission Revenue Refunding VRDB, Series A (FSA Insured), 2.00%, 4/1/09	15,000	15,000

Harris County Health Facilities Development Corp. Hospital Revenue Refunding VRDB, Series A, Memorial Hermann Healthcare (FSA Insured), 3.00%, 4/1/08	4,000	4,000

Harris County Health Facilities Development Corp. Revenue Refunding VRDB, Series A-1, Methodist Hospital Systems, 0.30%, 4/1/09	900	900

Hawaii State Department of Budget & Finance Special Purpose Revenue VRDB, Series C, Queens Health System (AMBAC Insured), 4.50%, 4/1/09	10,000	10,000

Illinois Finance Authority Revenue VRDB, Mercy Alliance Project (M&I Marley & Ilsley LOC), 2.30%, 4/2/09	1,265	1,265

Illinois Finance Authority Revenue VRDB, Series B-2, Northwestern Memorial Hospital, 0.50%, 4/1/09	300	300

Illinois Finance Authority Revenue VRDB, Series D, The Clare Water Project (Bank of America N.A. LOC), 0.58%, 4/2/09	5,250	5,250

Illinois State Toll Highway Authority Revenue VRDB, Series A2, Senior Priority, 3.00%, 4/2/09	10,000	10,000

Illinois State Toll Highway Authority Revenue VRDB, Series A2, Senior Priority (FSA Insured), 2.75%, 4/2/09	10,750	10,750

Indianapolis Local Public Improvement Bond Bank Revenue VRDB, Series F-1 (NATL-RE Insured), 5.50%, 4/1/09	12,000	12,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 34.4% – continued

Iowa Finance Authority Health Care Facilities Revenue VRDB, Care Initiatives Project (KBC Bank N.V. LOC), 0.40%, 4/1/09	$730	$730

Jackson County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Series A, Viste Grande Villa (LaSalle Bank N.A. LOC), 0.30%, 4/1/09	200	200

Jacksonville PCR Refunding VRDB, Florida Power and Light Co. Project, 1.00%, 4/1/09	400	400

Kalamazoo Hospital Finance Authority Hospital Facilities Revenue Refunding VRDB, Series A, Bronson Methodist (JP Morgan Chase Bank LOC), 0.50%, 4/1/09	11,700	11,700

Kansas City IDA Revenue VRDB, Series B, Downtown Redevelopment District (JP Morgan Chase Bank LOC), 0.50%, 4/1/09	1,835	1,835

Kansas Development Finance Authority Revenue VRDB, Series BB, VLG Shalom Obligation Group (Sovereign Bank FSB LOC), 0.49%, 4/2/09	755	755

Long Island Power Authority Electric System Revenue VRDB, Series F (FSA Insured), 3.25%, 4/1/09	2,150	2,150

Long Island Power Authority Electric System Revenue VRDB, Series J (FSA Insured), 3.00%, 4/6/09	11,120	11,120

Louisville & Jefferson County Metropolitan Sewer & Drain System District Revenue Bonds (FSA Insured), 0.90%, 4/1/09	11,000	11,000

Lufkin Health Facilities Development Corp. Revenue Refunding VRDB, Memorial Health System (Wachovia Bank N.A. LOC), 0.55%, 4/1/09	1,300	1,300

Massachusetts State G.O. Unlimited VRDB, Series B, 0.40%, 4/1/09	4,200	4,200

Metropolitan Transportation Authority Dedicated Tax Revenue VRDB, Series B (FSA Insured), 3.50%, 4/2/09	15,000	15,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 34.4% – continued

Minneapolis & Saint Paul Housing & Redevelopment Authority Healthcare System Revenue VRDB, Series A, Childrens Hospital Clinics (FSA Insured), 0.35%, 4/1/09	$1,200	$1,200

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series B, Saint Louis University, 0.40%, 4/1/09	400	400

New Hampshire Health & Education Facilities Authority Revenue VRDB, Saint Anselm College (RBS Citizens N.A. LOC), 3.00%, 4/1/09	200	200

New York State Dormitory Authority Revenue VRDB, Series 2B, Mental Health Facilities Improvement (FSA Insured), 2.40%, 4/2/09	5,200	5,200

North Penn Water Authority Revenue VRDB (FSA Insured), 3.25%, 4/2/09	8,500	8,500

Orange County Health Facilities Authority Revenue VRDB, Series D, Hospital Orlando Regional (Suntrust Bank N.A. LOC), 0.35%, 4/1/09	1,600	1,600

Orlando & Orange County Expressway Authority Revenue Refunding VRDB, Series C1 (FSA Insured), 3.00%, 4/2/09	5,000	5,000

Orlando & Orange County Expressway Authority Revenue Refunding VRDB, Series C3 (FSA Insured), 3.75%, 4/2/09	5,420	5,420

Pinellas County Health Authority Revenue Refunding VRDB, Hospital Facilities- Bayfront Projects (Suntrust Bank LOC), 0.35%, 4/1/09	600	600

Shippensburg Boro Authority Revenue VRDB, Bethlehem Area School District Project (FSA Insured State Aid Withholding), 3.50%, 4/2/09	15,000	15,000

South Dakota Health & Educational Facilities Authority Revenue VRDB, Regional Health (U.S. Bank N.A. LOC), 0.40%, 4/1/09	4,300	4,300

Texas Water Development Board Revenue Refunding VRDB, Sub Lien Series A, State Revolving, 0.20%, 4/1/09	4,598	4,598

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 34.4% – continued

Tucson IDA Family Housing Residence Projects Revenue VRDB, Series A (Fannie Mae Insured), 0.51%, 4/2/09	$1,200	$1,200

Uinta County PCR Refunding VRDB, Chevron U.S.A. Inc., Project, 0.43%, 4/1/09	1,100	1,100

Utah Water Finance Agency Revenue VRDB, Series B-3, 0.50%, 4/1/09	4,800	4,800
Western Michigan University Revenue VRDB (FSA Insured), 5.50%, 4/1/09	16,000	16,000
Total Short-Term Investments
(Cost $252,733)		252,733

Total Investments – 103.6%
(Cost $753,396)		762,487
Liabilities less Other Assets – (3.6)%		(26,217)
NET ASSETS – 100.0%		$736,270

(1)	When-Issued Security.

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Short-Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	5.1%
General	7.8
General Obligation	16.4
Medicals	8.9
Power	8.2
School District	14.6
Transportation	15.6
Utilities	7.7
All other sectors less than 5%	15.7

Total	100.0%

At March 31, 2009, the credit quality distribution (unaudited) for the Short- Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALIT Y DISTRIBUTION *	%
AAA	21.9%
AA	39.3
A	6.5
BBB	0.1
Cash and Equivalents	30.5
SP1/MIG1	1.7

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Short-Intermediate Tax-Exempt Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$–	$–

Level 2	762,487	–

Level 3		–

Total	$762,487	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND	MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2%

Arizona – 2.6%

Arizona State Transportation Board Highway Revenue Bonds, Series B, 5.00%, 7/1/24	$5,000	$5,300

Arizona Student Loan Acquisition Authority Revenue Refunding Bonds, Series A-1 (AMT) (Student Loans Gtd.), 5.90%, 5/1/24	1,000	967

McAllister Academic Village Revenue Refunding Bonds, Arizona State University, 5.25%, 7/1/33	1,000	986

Phoenix Civic Improvement Corp. District Capital Appreciation Revenue Bonds, Series B (FGIC Insured), 0.00%, 7/1/20	2,045	1,833

Phoenix Civic Improvement Corp. Revenue Bonds, Light Rail Project (AMBAC Insured), 5.00%, 7/1/15	5,000	5,498

Phoenix Civic Improvement Corp. Transit Excise TRB, Light Rail Project (AMBAC Insured), 5.00%, 7/1/17	5,000	5,399
Salt River Project Agricultural Improvement & Power District Electric System Revenue Bonds, Series A, 5.00%, 1/1/33	3,370	3,337
		23,320

California – 19.2%

Alvord Unified School District G.O. Unlimited Refunding Bonds, Series A (FSA-CR NATL-RE Insured), 5.90%, 8/1/30	10,000	10,551

Bakersfield City COP, Series B, Escrowed to Maturity, 0.00%, 4/15/21	10,000	5,987

Bay Area Government Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (XLCA Insured), 5.00%, 8/1/13	2,500	2,532

Brentwood Infrastructure Financing Authority Water Revenue Bonds, 5.75%, 7/1/38	1,500	1,557

California Educational Facilities Authority Revenue Bonds, Series A, University of Southern California, 5.25%, 10/1/38	2,500	2,528

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

California – 19.2% – continued

California Housing Finance Agency Revenue Bonds, Series J (AMT), 4.95%, 8/1/22	$5,500	$4,787

California State Department of Water Resources Power Supply Revenue Bonds, Series A, 6.00%, 5/1/14	10,000	10,911

California State Department of Water Resources Power Supply Revenue Refunding Bonds, Series H (FSA-CR Insured), 5.00%, 5/1/22	5,000	5,163

California State Department of Water Resources Revenue Bonds, Series H, Power Supply (FSA Insured), 5.00%, 5/1/21	2,095	2,189

California State G.O. Unlimited Bonds, Prerefunded, 5.75%, 5/1/10	400	426

5.75%, 5/1/10	50	53

California State G.O. Unlimited Bonds, Unrefunded Balance, 5.75%, 5/1/30	130	129

California State University Statewide Revenue Bonds, Series A, 5.25%, 11/1/38	10,000	9,279

Colton Joint Unified School District Capital Appreciation G.O. Unlimited Bonds, Series C, Election of 2001 (FGIC Insured), 0.00%, 2/1/32	5,800	1,286

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.00%, 6/1/32	5,000	4,814

El Dorado Irrigation District COP, Series A (Assured Guaranty Insured), 5.75%, 8/1/39	5,000	4,980

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed, 5.00%, 6/1/45	2,450	1,786

Grossmont Unified High School District G.O. Unlimited Bonds, Election of 2004, 5.00%, 8/1/33	10,000	9,448

Huntington Beach Union High School District Capital Appreciation G.O. Unlimited Bonds, Election 2004 (FSA-CR NATL-RE Insured), 0.00%, 8/1/30	10,000	2,557

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

California – 19.2% – continued

Kern High School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE Insured), 6.60%, 2/1/17	$1,845	$1,962

6.60%, 8/1/17	1,825	1,941

Long Beach Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	921

Los Angeles Community College District G.O. Unlimited Bonds, Series E-1, Election 2001, 5.00%, 8/1/27	2,700	2,700

Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (FSA Insured), 5.00%, 10/1/21	5,000	5,210

Los Angeles Department of Water & Power Revenue Bonds, Subseries A-1, 5.25%, 7/1/38	10,000	9,940

Los Angeles Department of Water & Power Revenue Bonds, Subseries A-A-1, 5.00%, 7/1/24	4,500	4,503

Los Angeles Department of Water & Power Waterworks Revenue Bonds (AMBAC Insured), 5.00%, 7/1/38	6,350	6,050

Los Angeles Unified School District G.O. Unlimited Bonds, Series H, Election of 2004 (FSA Insured), 5.00%, 7/1/21	5,000	5,211

Menlo Park G.O. Unlimited Bonds, 5.25%, 8/1/27	1,000	1,043

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,080

Modesto Irrigation District Capital Improvements COP, Series A, 5.75%, 10/1/29 (1)	7,020	6,978

Moreland School District G.O. Unlimited Bonds, Series C, Election of 2002 (FGIC Insured), 0.00%, 8/1/28	3,000	1,138

Palomar Pomerado Health Capital Appreciation G.O. Unlimited Bonds, Series A, Election of 2004 (Assured Guaranty Insured), 0.00%, 8/1/38	10,000	5,039

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

California – 19.2% – continued

Paramount Unified School District G.O. Unlimited Bonds, Election 2006 (FSA Insured), 5.25%, 8/1/32	$5,000	$4,888

San Francisco Bay Area Rapid Transit Financing Authority G.O. Unlimited Bonds, Election of 2004, 5.00%, 8/1/35	5,000	4,949

San Joaquin County Transportation Authority Sales Tax Revenue Bonds, Measure K-Senior Notes, 4.00%, 4/1/11	1,000	1,026

San Joaquin Hills Transportation Corridor Agency Toll Road Revenue Bonds, Senior Lien, Escrowed to Maturity, 0.00%, 1/1/22	9,000	5,258

San Mateo County Community College District Capital Appreciation G.O. Unlimited Bonds, Series B, Election 2005 (NATL-RE Insured), 0.00%, 9/1/23	5,720	2,558

Santee School District Capital Appreciation G.O. Unlimited Bonds, Series D, Election 2006 (Assured Guaranty Insured), 0.00%, 8/1/38	10,000	1,567

Southern California Public Power Authority Revenue Bonds, Series A, Natural Gas Project No.1, 5.00%, 11/1/33	2,000	1,320

Val Verde Unified School District G.O. Unlimited Bonds, Series A, 2008 Election, 5.50%, 8/1/30	5,375	5,453
Ventura County Community College District G.O. Unlimited Bonds, Series C, Election 2002, 5.50%, 8/1/33	5,000	4,986
		171,684

Colorado – 3.2%

Colorado Health Facilities Authority Revenue Bonds, Portercare Adventist Health Hospital, Prerefunded, 6.50%, 11/15/11	1,000	1,147

Dawson Ridge Metropolitan District No.1 G.O. Limited Refunding Bonds, Series A, Escrowed to Maturity, 0.00%, 10/1/22	38,725	21,335

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Colorado – 3.2% – continued

Denver City & County Special Facilities Airport Revenue Bonds, Series A (AMT), Rental Car Project (NATL-RE Insured), 6.00%, 1/1/14	$2,275	$2,299
Public Authority for Colorado Energy Natural Gas Purpose Revenue Bonds, 6.50%, 11/15/38	5,000	3,577
		28,358

Connecticut – 0.8%

Connecticut State Higher Education Supplement Loan Authority Revenue Refunding Bonds, Series A (AMT), Family Education Loan Program (MBIA Insured), 4.75%, 11/15/18	950	874
Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, Partially Prerefunded, 7.13%, 6/1/10	5,950	6,146
		7,020

Delaware – 0.5%
Delaware State Housing Authority Revenue Bonds, Series A (AMT), SFM (FSA Insured), 5.80%, 7/1/35	4,470	4,451

District of Columbia – 1.0%
District of Columbia Water & Sewer Authority Public Utilities Revenue Bonds, Series A, 5.50%, 10/1/39	9,000	9,120

Florida – 6.9%

Broward County School Board Refunding COP, Series B (FSA Insured), 5.25%, 7/1/17	5,000	5,421

Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C, 7.05%, 5/1/15	1,200	1,117

Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 5.00%, 7/1/13	2,500	2,569

Florida State Board of Education Capital Outlay G.O. Unlimited Bonds, Unrefunded Balance, 9.13%, 6/1/14	2,090	2,380

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Florida – 6.9% – continued

Florida State Board of Education Capital Outlay G.O. Unlimited Refunding Bonds, Escrowed to Maturity, 9.13%, 6/1/14	$325	$428

Florida State Broward County G.O. Unlimited Bonds, Escrowed to Maturity, 10.00%, 7/1/14	15,950	19,916

Florida State Department of Transportation Right of Way G.O. Unlimited Revenue Bonds, 5.25%, 7/1/37	5,000	5,018

Miami-Dade County School Board COP, Series A (Assured Guaranty Insured), 5.38%, 2/1/34	5,000	4,876

Orlando Utilities Commission Water & Electric Revenue Refunding Bonds, Series D, Escrowed to Maturity, 6.75%, 10/1/17	7,700	9,257

Palm Beach County School Board COP Bonds, Series B (FGIC Insured), 5.00%, Mandatory Put 8/1/11	5,000	5,064
Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	4,910	5,397
		61,443

Georgia – 2.1%

Athens-Clarke County Government Water & Sewer Revenue Bonds, 5.50%, 1/1/38	7,500	7,710

Gainesville & Hall County Development Authority Revenue Bonds, Series C, Senior Living Facilities – Lanier Village, 7.25%, 11/15/29	2,000	1,900

Georgia Municipal Electric Authority Power Revenue Bonds, Series B (FGIC-TCRS Insured), 6.38%, 1/1/16	2,300	2,623

Georgia State G.O. Unlimited Bonds, Series B, 5.00%, 7/1/20	5,000	5,632
Private Colleges & Universities Authority Student Housing Revenue Bonds, Series A, Mercer Housing Corp. Project, 6.00%, 6/1/21	1,000	850
		18,715

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Hawaii – 0.6%
Hawaii State Airport System Revenue Refunding Bonds, Series B (AMT) (NATL-RE FGIC Insured), 6.00%, 7/1/20	$5,000	$4,987

Idaho – 0.1%
Idaho Housing & Finance Association SFM Revenue Bonds, Series E-1 (AMT), Class III, 4.85%, 7/1/28	1,475	1,321

Illinois – 12.0%

Bolingbrook Capital Appreciation G.O. Unlimited Bonds, Series B (MBIA Insured), 0.00%, 1/1/33	505	114

Chicago G.O. Unlimited Refunding Bonds, Series A (FSA Insured), 5.00%, 1/1/22	2,650	2,704

Chicago O’Hare International Airport Third Lien Revenue Bonds, Series B-2 (AMT) (XLCA Insured), 6.00%, 1/1/29	11,000	10,427

Illinois Educational Facilities Authority Student Housing Revenue Bonds, Educational Advancement Fund University Center Project, Prerefunded, 6.00%, 5/1/12	750	862

Illinois Finance Authority Retirement Housing Revenue Bonds, Series A, Regency Park, Escrowed to Maturity, 0.00%, 7/15/23	10,000	5,210

Illinois Finance Authority Retirement Housing Revenue Bonds, Series B, Regency Park, Escrowed to Maturity, 0.00%, 7/15/25	20,000	9,119

Illinois Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 6.00%, 3/1/38	3,500	3,434

Illinois Finance Authority Revenue Bonds, Series A, Elmhurst Memorial, 5.63%, 1/1/37	2,500	1,951

Illinois Health Facilities Authority Revenue Bonds, Riverside Health System, Prerefunded, 6.00%, 11/15/12	1,000	1,151

Illinois Municipal Electric Agency Power Supply Revenue Bonds, Series A (FGIC Insured), 5.25%, 2/1/27	5,000	5,025

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Illinois – 12.0% – continued

Illinois State G.O. Unlimited Bonds (NATL-RE FGIC Insured), 5.38%, 6/1/24	$1,500	$1,520

Illinois State G.O. Unlimited Bonds, 1st Series, 5.60%, 8/1/21	5,000	5,163

Illinois State Sales Tax Revenue Bonds, 5.25%, 6/15/24	5,000	5,224

Illinois State Sales Tax Revenue Bonds, First Series (NATL-RE FGIC Insured), 6.00%, 6/15/25	5,000	5,725

6.00%, 6/15/26	5,000	5,710

Illinois State Toll Highway Authority Revenue Bonds, Series A (FSA Insured), 5.00%, 1/1/18	5,000	5,360

Metropolitan Pier & Exposition Authority Capital Appreciation Dedicated Sales TRB, Series A, McCormick Place Expansion (NATL-RE Insured), 0.00%, 12/15/31	36,295	9,629

Metropolitan Pier & Exposition Authority Dedicated Sales TRB, Series A, McCormick Place Expansion (NATL-RE Insured), 5.25%, 6/15/42	10,000	9,829

Regional Transportation Authority Revenue Bonds, Series A (NATL-RE FGIC Insured G.O. of Authority), 6.00%, 7/1/33	15,000	16,192
Southwestern Illinois Development Authority Capital Appreciation Revenue Bonds, Local Government Program (FSA Insured), 0.00%, 12/1/21	5,000	2,576
		106,925

Indiana – 2.5%

Franklin Township Independent School Building Corp. Marion County First Mortgage Revenue Bonds, Prerefunded, 6.50%, 7/15/10	5,000	5,472

Hamilton County Independent Public Building Corp. First Mortgage G.O. Unlimited Bonds, 7.25%, 8/1/13	4,200	4,875

Indiana Office Building Commission Capital Complex Revenue Bonds, Series B (MBIA Insured), 7.40%, 7/1/15	5,620	6,747

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Indiana – 2.5% – continued

Indianapolis Industrial Utilities District Revenue Refunding Bonds, Series B (FGIC Insured), 3.50%, 6/1/18	$3,280	$3,129
Monroe County Hospital Authority Revenue Bonds, Series B, Bloomington Hospital Obligation Group (FSA Insured), 6.00%, 5/1/29	2,000	2,006
		22,229

Kansas – 0.2%
Wichita Hospital Improvement Facilities Revenue Refunding Bonds, Series III, 6.25%, 11/15/18	1,685	1,744

Kentucky – 1.2%

Kentucky Economic Development Finance Authority Revenue Bonds, Subseries A-1, Louisville Arena, 6.00%, 12/1/42	1,000	1,008
Louisville & Jefferson County Metropolitan Sewer District Sewer & Drain System Revenue Bonds, Series A (MBIA Insured), 5.50%, 5/15/34	10,000	10,052
		11,060

Maryland – 1.1%

Maryland State & Local Facilities G.O. Unlimited Bonds, Second Series, 5.00%, 8/1/20	5,000	5,579
Maryland State Transportation Authority Revenue Bonds, Transportation Facilities Project, 5.00%, 7/1/21	4,000	4,400
		9,979

Massachusetts – 6.1%

Massachusetts School Building Authority Dedicated Sales Tax Revenue Bonds, Series A (FSA Insured), 5.00%, 8/15/30	5,000	5,021

Massachusetts School Building Authority Dedicated Sales TRB, Series A (FSA Insured), 5.00%, 8/15/22	8,060	8,486

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	3,000	3,414

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Massachusetts – 6.1% – continued

Massachusetts State G.O. Revenue Bonds, Series D, Prerefunded, 4.75%, 12/1/14	$5,695	$6,341

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Massachusetts Institute of Technology, 5.00%, 7/1/19	5,000	5,685

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Harvard University (G.O. of Institution), 6.25%, 4/1/20	5,000	6,308

Massachusetts State Water Pollution Abatement Revenue Bonds, Series A, MWRA Program, 6.00%, 8/1/19	3,000	3,674
Massachusetts State Water Pollution Abatement Revolving Fund Revenue Bonds, Series 14, 5.00%, 8/1/27	14,630	15,192
		54,121

Michigan – 0.4%

Michigan State Building Authority Revenue Refunding Bonds, Series I, Facilities Program, 6.00%, 10/15/38	2,500	2,607
Wayne Charter County Revenue Refunding Bonds, Series C (FGIC Insured), 5.38%, 12/1/15	1,000	1,052
		3,659

Minnesota – 0.4%

Minnesota State G.O. Unlimited Bonds, 5.00%, 10/1/09	2,500	2,557

Minnesota State Housing Finance Agency SFM Revenue Bonds, Series A (NATL-RE Insured), 5.35%, 7/1/17	425	436
Minnesota State Housing Finance Agency SFM Revenue Bonds, Series F, 5.70%, 1/1/17	655	661
		3,654

Mississippi – 0.7%

Jackson State University Educational Building Corp. Revenue Bonds, Campus Facilties Project (FSA Insured), 5.00%, Mandatory Put 3/1/15	5,955	6,656

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Mississippi – 0.7% – continued
Mississippi Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	$50	$49
		6,705

Missouri – 0.3%
Metro Development Agency District Revenue Bonds, Series B, Metrolink Cross Country Project (FSA Insured), 5.25%, 10/1/17	2,500	2,616

New Jersey – 2.4%

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Atlantic City Medical, Prerefunded, 6.25%, 7/1/12	445	507

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Unrefunded – Atlantic City Medical, 6.25%, 7/1/17	555	578

New Jersey State Refunding G.O. Unlimited Bonds, Series H, 5.25%, 7/1/19	5,000	5,663

New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured), 0.00%, 1/1/35	5,000	3,389

New Jersey State Turnpike Authority Revenue Bonds, Series C-2 (BHAC- CR FSA-CR Insured), 5.50%, 1/1/25	5,000	5,608
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, Transportation System (NATL-RE FGIC Insured), 5.75%, 6/15/25	5,000	5,321
		21,066

New York – 15.8%

Dutchess County IDA Civic Facilities Revenue Bonds, Bard College Civic Facilities, Prerefunded, 5.75%, 8/1/10	2,000	2,156

Long Island Power Authority Electric System Revenue Bonds, Series A, 6.25%, 4/1/33	5,000	5,290

Long Island Power Authority Electric System Revenue Refunding Bonds, Series A, 6.00%, 5/1/33	10,000	10,328

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

New York – 15.8% – continued

Metropolitan Transportation Authority Commuter Facilities Revenue Bonds, Series A, Prerefunded, 6.00%, 7/1/09	$2,500	$2,535

Metropolitan Transportation Authority Dedicated Tax Revenue Bonds, Series A, 5.50%, 11/15/39	10,000	9,802

New York City G.O. Unlimited Bonds, Series A, Unrefunded Balance, 6.00%, 5/15/30	50	51

New York City Municipal Water Finance Authority Water & Sewer Revenue Bonds, Series FF-2, 5.50%, 6/15/40	5,000	5,135

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series B, Unrefunded Balance, 6.00%, 6/15/33	1,160	1,235

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured, 5.00%, 8/1/32	2,800	2,743

New York City Transitional Finance Authority Revenue Bonds, Series B, Future Tax Secured, Prerefunded, 6.00%, 5/15/10	4,000	4,285

New York City Transitional Finance Authority Revenue Bonds, Series E, Future Tax Secured (NATL-RE FGIC Insured), 5.25%, 2/1/17	5,000	5,401

New York State Dormitory Authority State Personal Income TRB, Series B, 5.75%, 3/15/36	5,000	5,267

New York State Environmental Facilities Corp Personal Income TRB, Series A, 5.25%, 12/15/23	10,000	10,617

New York State Thruway Authority State Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,398

New York State Urban Development Corp. Revenue Refunding Bonds, Series A, Service Contract (FSA Insured), 5.25%, 1/1/19	10,000	10,754

New York State Urban Development Corp. State Personal Income TRB, Series B-1, 5.00%, 3/15/28	5,000	5,035

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

New York – 15.8% – continued

Sales Tax Asset Receivables Corp. Revenue Bonds, Series A (AMBAC Insured), 5.00%, 10/15/32	$5,000	$5,017

Sales Tax Asset Receivables Corp. Revenue Bonds, Series A (NATL-RE Insured), 5.25%, 10/15/19	5,000	5,506

5.00%, 10/15/24	10,000	10,324

Tobacco Settlement Financing Corp. Revenue Bonds, Series B-1C, 5.50%, 6/1/16	10,000	10,220

5.50%, 6/1/18	5,000	5,093

5.50%, 6/1/19	2,500	2,544

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds (MBIA-IL-IBC G.O. of Authority), 5.00%, 11/15/32	5,000	4,898
Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series C (G.O. of Authority), 5.00%, 11/15/38	11,750	11,379
		141,013

North Carolina – 3.2%

Cape Fear Public Utility Authority Water & Sewer Systems Revenue Bonds, 5.00%, 8/1/35	2,000	1,985

North Carolina Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	5,000	5,016

North Carolina Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 3/1/20	10,000	11,135

North Carolina State Eastern Municipal Power Agency Power System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	3,401

North Carolina State Eastern Municipal Power Agency Power System Revenue Bonds, Series D, 6.75%, 1/1/26	1,250	1,257
North Carolina State Eastern Municipal Power Agency Power System Revenue Refunding Bonds, Series B (NATL-RE-IBC Insured), 6.00%, 1/1/22	6,015	6,084
		28,878

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Ohio – 2.8%

Cleveland Airport System Revenue Bonds, Series A (AMBAC Insured), 5.00%, 1/1/23	$5,000	$5,012

Columbus City School District G.O. Unlimited Bonds, School Facilities Construction & Improvement (FSA Insured), Prerefunded, 5.25%, 12/1/14	5,000	5,818

Cuyahoga Community College District General Receipts Revenue Bonds, Series C, 5.00%, 8/1/24 (1)	3,000	3,010

Lakota Local School District G.O. Unlimited Refunding Bonds, Series A (NATL-RE FGIC Insured), 5.25%, 12/1/25	4,275	4,519

Ohio Housing Finance Agency Mortgage Revenue Bonds, Series C (AMT), Residential Mortgage-Backed Securities (Collateralized by GNMA Securities), 5.15%, 3/1/13	520	531

Ohio State Water Development Authority PCR Refunding Bonds, Water Quality, 5.25%, 12/1/20	5,000	5,799
Plain Local School District G.O. Unlimited Bonds (FGIC Insured), Unrefunded Balance, 6.00%, 12/1/25	190	194
		24,883

Oklahoma – 0.8%

McGee Creek Authority Water Revenue Bonds (NATL-RE Insured), 6.00%, 1/1/13	4,235	4,529
Payne County Economic Development Authority Student Housing Revenue Bonds, Series A, Collegiate Housing Foundation, Prerefunded, 6.38%, 6/1/11	2,000	2,226
		6,755

Oregon – 0.0%
Oregon State Housing & Community Services Department Mortgage Revenue Bonds, Series E, SFM Program (FHA MTGS Insured), 6.15%, 7/1/30	305	308

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Pennsylvania – 3.1%

Montgomery County Higher Education & Health Authority Revenue Bonds, Series A, Philadelphia Geriatric Center, Prerefunded, 7.38%, 12/1/09	$3,000	$3,184

Pennsylvania Housing Finance Agency SFM Revenue Bonds, Series 72A (AMT), 4.80%, 4/1/12	750	762

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.13%, 2/15/23	5,000	5,470

Pennsylvania State G.O. Unlimited Bonds, Second Series A, 5.00%, 8/1/20	5,000	5,528

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, LaSalle University, 5.50%, 5/1/34	1,330	1,047

Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue Bonds, Series A, Student Association, Inc. Project, 6.75%, 9/1/32	1,475	1,170

Philadelphia G.O. Unlimited Refunding Bonds, Series A (FSA Insured), 5.00%, 8/1/18	5,000	5,214

5.25%, 12/15/22	5,000	5,092
		27,467

Puerto Rico – 0.5%

Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue Bonds, Series B, Prerefunded, 6.00%, 7/1/10	2,000	2,145
Puerto Rico Electric Power Authority Revenue Refunding Bonds, Series UU (FSA Insured), 5.00%, 7/1/20	2,000	1,980
		4,125

South Carolina – 1.7%

Richland County School District No. 2 G.O. Unlimited Bonds, Series A (SCSDE Insured), 5.00%, 2/1/22	3,000	3,289

5.00%, 2/1/23	5,000	5,423

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper, 5.50%, 1/1/38	5,000	5,140

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

South Carolina – 1.7% – continued
South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A (AMBAC Insured), Prerefunded, 5.50%, 10/1/09	$1,250	$1,295
		15,147

Tennessee – 1.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series A, Vanderbilt University (G.O. of University), 5.00%, 10/1/39 (1)	10,000	9,801

Texas – 3.3%

Austin Water & Wastewater System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 11/15/28	6,105	5,897

Dallas Independent School District G.O. Unlimited Bonds (PSF Gtd.), 6.38%, 2/15/34	5,000	5,546

Dallas-Fort Worth International Airport Revenue Bonds, Series A (AMT) (NATL-RE Insured), 5.50%, 11/1/20	835	819

Harris County Health Facilities Development Corp. Revenue Bonds, Series A, Christus Health (MBIA Insured), Escrowed to Maturity, 5.50%, 7/1/09	180	182

Lower Colorado River Authority Revenue Refunding Bonds, Series A, 6.25%, 5/15/31	10,000	10,425

Parker County Hospital District Revenue Bonds, Campbell Health System, Prerefunded, 6.25%, 8/15/09	1,000	1,042

Sam Rayburn Municipal Power Agency Revenue Refunding Bonds, 6.00%, 10/1/16	1,000	959

6.00%, 10/1/21	1,250	1,136

Texas State Veterans Housing Assistance G.O. Unlimited Bonds, Series C (AMT), Fund II, 6.10%, 6/1/21	3,000	3,022

Waxahachie Independent School District Capital Appreciation G.O. Unlimited Bonds (PSF Gtd.), Unrefunded Balance, 0.00%, 8/15/16	240	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 98.2% – continued

Texas – 3.3% – continued

0.00%, 8/15/23	$190	$76

0.00%, 8/15/28	305	89

0.00%, 8/15/30	320	81
		29,433

Utah – 0.3%
Utah Transit Authority Sales Refunding TRB (BHAC-CR MBIA Insured), 5.00%, 6/15/35	2,500	2,464

Virginia – 0.6%
Hampton Roads Sanitation District Wastewater Revenue Bonds, 5.00%, 4/1/33	5,000	5,015

Washington – 0.7%
Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	5,200	6,171
Total Municipal Bonds
(Cost $861,414)		875,637

SHORT-TERM INVESTMENTS – 2.4%

Chemung County Industrial Development Agency Civic Facilities Revenue VRDB, Series A, Elmira College Project (JPMorgan Chase Bank LOC), 0.47%, 4/2/09	2,800	2,800

Gulf Coast Waste Disposal Authority PCR Refunding VRDB, Amoco Oil Company Project, 0.15%, 4/1/09	1,600	1,600

Harris County Health Facilities Development Corp. Revenue Refunding VRDB, Series A-1, Methodist Hospital Systems, 0.30%, 4/1/09	100	100

Massachusetts State G.O. Unlimited VRDB, Series B, 0.40%, 4/1/09	600	600

New York City Municipal Water Finance Authority Water & Sewer Revenue VRDB, Subseries B-1, 0.30%, 4/2/09	3,500	3,500

Orange County Health Facilities Authority Revenue VRDB, Series D, Hospital Orlando Regional (Suntrust Bank N.A. LOC), 0.35%, 4/1/09	1,300	1,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.4% – continued

Pinellas County Health Authority Revenue Refunding VRDB, Hospital Facilities- Bayfront Projects (Suntrust Bank LOC), 0.35%, 4/1/09	$2,300	$2,300

Rochester Healthcare Facilities Mayo Foundation Revenue VRDB,, 0.25%, 4/1/09	2,500	2,500

Tarrant County Health Facilities Development Corp. Revenue VRDB, Series A, Adventist/Sunbelt (SunTrust Bank LOC), 0.48%, 4/2/09	310	310

University of Massachusetts Building Authority Revenue Refunding VRDB, Senior Series 2008-4, Commonwealth Guaranteed, 0.48%, 4/1/09	6,100	6,100
Washington State Housing Finance Commission Nonprofit Housing Revenue Refunding VRDB, Emerald Heights Project (Bank of America N.A. LOC), 0.55%, 4/1/09	100	100
Total Short-Term Investments
(Cost $21,210)		21,210

Total Investments – 100.6%
(Cost $882,624)		896,847
Liabilities less Other Assets – (0.6)%		(4,939)
NET ASSETS – 100.0%		$891,908

(1)	When-Issued Security.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the industry sectors (unaudited) for the Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	10.5%
General Obligation	14.4
Higher Education	7.8
Power	7.9
School District	8.8
Tranportation	11.4
Utilities	10.1
Water	6.3
All other sectors less than 5%	22.8

Total	100.0%

At March 31, 2009, the credit quality distribution (unaudited) for the Tax- Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	48.7%
AA	38.6
A	10.2
BBB	1.2
Not rated	0.5
Cash and Equivalents	0.6
SP1/MIG1	0.1
Other	0.1

Total	100.0%

*	Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or other financial instruments. Following is a summary of the inputs used in valuing the Tax-Exempt Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$–	$–

Level 2	896,847	–

Level 3	–	–

Total	$896,847	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	March 31, 2009

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA	American Capital Access	IDR	Industrial Development Revenue
AMBAC	American Municipal Bond Assurance Corporation	LOC	Letter of Credit
AMT	Alternative Minimum Tax	NATL-RE	National Public Finance Guarantee Corporation
COP	Certificate of Participation	MBIA	Municipal Bond Insurance Association
FGIC	Financial Guaranty Insurance Corporation	PCR	Pollution Control Revenue
FHA	Federal Housing Authority	PFA	Public Finance Authority
FHLMC	Freddie Mac	PSF	Permanent School Fund
FNMA	Fannie Mae	SCSDE	South Corolina School District Enhancement
FSA	Financial Security Assurance	SFM	Single Family Mortgage
FSB	Federal Savings Bank	TCRS	Transferable Custodial Receipts
GNMA	Government National Mortgage Association	TRB	Tax Revenue Bonds
G.O.	General Obligation	VA	Veterans Administration
Gtd.	Guaranteed	VRDB	Variable Rate Demand Bonds
IBC	Insured Bond Certificates	XLCA	XL Capital Assurance
IDA	Industrial Development Authority

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal only securities, the current effective yield.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

With respect to the Schedule of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Interest rates represent either the stated coupon rate, annualized yield on the date of purchase for discounted notes or, for floating rate securities, the current reset rate. Maturity dates represent the stated date on the security, the next interest reset/putable date for floating and variable rate securities or the prerefunded date for these types of securities. Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. These first bonds are sold to be prerefunded after this operation has taken place.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 41 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. The aggregate market value of securities segregated to cover the commitment was approximately $7,817,000, $9,532,000, $65,795,000, $42,854,000 and $61,939,000 for the Arizona Tax-Exempt, California Tax-Exempt, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds, respectively. When-issued securities at March 31, 2009, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2009. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Cost of investments includes amortization of premiums and accretion of discounts.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of

dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the NAVs of the Funds.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008, through the fiscal year ended March 31, 2009, the following Funds incurred net capital losses for which the Fund intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
Arizona Tax-Exempt	$ 388
California Intermediate Tax-Exempt	106
California Tax-Exempt	426
High Yield Municipal	17,512
Tax-Exempt	3,830

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2009

At March 31, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MAR 31, 2010	MAR 31, 2011	MAR 31, 2013	MAR 31, 2014	MAR 31, 2015	MAR 31, 2016	MAR 31, 2017
Arizona Tax-Exempt	$ —	$ —	$ —	$ —	$ —	$174	$109
California Intermediate Tax-Exempt	—	—	—	—	—	396	974
California Tax-Exempt	—	—	—	—	—	123	278
High Yield Municipal	535	107	513	184	358	2,584	13,307
Intermediate Tax-Exempt	—	—	—	—	—	1,004	5,576
Tax-Exempt	—	—	—	—	—	2,921	13,162

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2009, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS/ (LOSSES)
Arizona Tax-Exempt	$68	$1	$ —	$38
California Intermediate Tax-Exempt	129	—	—	(2,503)
California Tax-Exempt	113	2	—	(3,092)
High Yield Municipal	298	1	—	(71,070)
Intermediate Tax-Exempt	865	—	—	4,948
Short-Intermediate Tax-Exempt	340	—	111	9,091
Tax-Exempt	645	—	—	12,879

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,284	$29	$ —
California Intermediate Tax-Exempt	5,765	17	—
California Tax-Exempt	5,439	75	—
High Yield Municipal	18,281	48	—
Intermediate Tax-Exempt	31,135	19	—
Short-Intermediate Tax-Exempt	8,681	46	—
Tax-Exempt	31,776	—	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$2,361	$109	$216
California Intermediate Tax-Exempt	4,558	25	50
California Tax-Exempt	4,921	172	618
High Yield Municipal	15,748	21	—
Intermediate Tax-Exempt	24,058	1,604	—
Short-Intermediate Tax-Exempt	2,021	—	—
Tax-Exempt	25,089	1,549	443

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds adopted the provisions of FIN 48 on April 1, 2008 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Funds. As of March 31, 2009, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2006 through March 31, 2008 remain subject to examination by the Internal Revenue Service.

3. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted LIBOR rate and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an IBOR loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears. The agreement will expire on December 10, 2009, unless renewed. Prior to December 11, 2008, the borrowings by the Trust bore an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At March 31, 2009, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2009.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2009, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds for the period April 1, 2008, through July 30, 2008, were as follows:

	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.55%	0.75%
California Intermediate Tax-Exempt	0.55%	0.75%
California Tax-Exempt	0.55%	0.75%
High Yield Municipal	0.65%	0.85%
Intermediate Tax-Exempt	0.55%	0.75%
Short-Intermediate Tax-Exempt	0.50%	0.70%
Tax-Exempt	0.55%	0.75%

Effective July 31, 2008, the contractual advisory fees for several of the Funds were amended to reflect breakpoints at varying asset levels. The annual advisory fees and expense limitations for the Funds for the period July 31, 2008, through March 31, 2009, were as follows:

	CONTRACTUAL RATE	EXPENSE LIMITATIONS
Short-Intermediate Tax-Exempt	0.50%	0.70%

	CONTRACTUAL RATE
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
California Tax-Exempt	0.55%	0.52%	0.50%	0.75%
High Yield Municipal	0.65%	0.61%	0.59%	0.85%
Short-Intermediate Tax-Exempt	0.55%	0.52%	0.50%	0.75%
Tax-Exempt	0.55%	0.52%	0.50%	0.75%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2009

Prior to January 1, 2009, the Funds had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Funds. NTI, as the sole administrator, provides the administrative services formerly provided to the Funds by PNC Global Investment Servicing. The administration fee rate payable by the Funds is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.15 percent of each Fund’s average daily net assets. As of January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$ —	$52,825	$ —	$38,041
California Intermediate Tax-Exempt	—	99,758	—	44,658
California Tax-Exempt	—	79,060	—	69,869
High Yield Municipal	—	104,517	—	104,361
Intermediate Tax-Exempt	—	1,437,796	—	1,023,294
Short-Intermediate Tax-Exempt	—	434,543	—	67,159
Tax-Exempt	—	1,488,968	—	1,257,652

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2009, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$2,111	$(2,073)	$38	$85,210
California Intermediate Tax-Exempt	3,197	(5,700)	(2,503)	185,304
California Tax-Exempt	3,657	(6,749)	(3,092)	137,660
High Yield Municipal	5,113	(76,183)	(71,070)	397,371
Intermediate Tax-Exempt	19,339	(14,391)	4,948	1,204,553
Short-Intermediate Tax-Exempt	10,765	(1,674)	9,091	753,396
Tax-Exempt	26,162	(13,283)	12,879	883,967

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2009

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Arizona Tax-Exempt	3,618	$35,850	51	$500	(2,155)	$(21,011)	1,514	$15,339
California Intermediate Tax-Exempt	11,414	111,949	31	297	(6,455)	(62,274)	4,990	49,972
California Tax-Exempt	7,653	78,118	96	980	(7,028)	(71,101)	721	7,997
High Yield Municipal	27,065	217,336	190	1,525	(24,184)	(191,790)	3,071	27,071
Intermediate Tax-Exempt	64,189	637,500	290	2,880	(19,312)	(191,193)	45,167	449,187
Short-Intermediate Tax-Exempt	66,702	683,193	48	491	(12,516)	(128,237)	54,234	555,447
Tax-Exempt	40,187	399,940	360	3,586	(21,352)	(211,281)	19,195	192,245

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Arizona Tax-Exempt	2,922	$29,727	60	$607	(1,160)	$(11,796)	1,822	$18,538
California Intermediate Tax-Exempt	6,280	63,346	45	461	(3,170)	(31,952)	3,155	31,855
California Tax-Exempt	5,049	54,236	107	1,154	(2,819)	(30,321)	2,337	25,069
High Yield Municipal	23,168	218,067	226	2,140	(13,282)	(124,704)	10,112	95,503
Intermediate Tax-Exempt	26,548	268,136	350	3,540	(15,011)	(151,257)	11,887	120,419
Short-Intermediate Tax-Exempt	18,690	188,496	9	94	(1,674)	(16,970)	17,025	171,620
Tax-Exempt	26,008	268,573	453	4,674	(12,307)	(127,045)	14,154	146,202

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax- Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2009 and the related statements of operations for the year then ended. We have audited the statements of changes in net assets for each of the two years in the year ended March 31, 2009 and the financial highlights for each of the five years in the period then ended for Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, and Tax-Exempt Fund. We have audited the statement of changes in net assets and the financial highlights for the year ended March 31, 2009 and for the period August 22, 2007 (Commencement of Operations) through March 31, 2008 for Short-Intermediate Tax Exempt Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2009

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2009 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2009, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt – 99.14%, California Intermediate Tax-Exempt – 99.70%, California Tax-Exempt – 98.63%, High Yield Municipal Fund – 99.74%, Intermediate Tax-Exempt Fund – 99.94%, Short-Intermediate Tax-Exempt Fund – 100.00% and Tax-Exempt Fund – 100.00%.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2009 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/08 - 3/31/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.75%	$1,000.00	$1,062.50	$3.86
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.75%	$1,000.00	$1,037.80	$3.81
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.75%	$1,000.00	$1,044.20	$3.82
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.85%	$1,000.00	$ 895.30	$4.02
Hypothetical	0.85%	$1,000.00	$1,020.69	$4.28	**

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.75%	$1,000.00	$1,054.50	$3.84
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.70%	$1,000.00	$1,043.40	$3.57
Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53	**

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	0.75%	$1,000.00	$1,058.60	$3.85
Hypothetical	0.75%	$1,000.00	$1,021.19	$3.78	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios.* The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

*	Ms. Skinner and Mr. Potter each oversee a total of 59 portfolios in the Northern Funds Complex—35 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2009 (UNAUDITED)

NON-INTERESTED TRUSTEES continued
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (92 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation.
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company since 1994; Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2009 (UNAUDITED)

OFFICERS OF THE TRUST continued
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NORTHERN FUNDS ANNUAL REPORT	95	TAX-EXEMPT FIXED INCOME FUNDS

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NORTHERN FUNDS ANNUAL REPORT	97	TAX-EXEMPT FIXED INCOME FUNDS

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TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME TAX-EXEMPT FUNDS

AZ TAX-EXEMPT FUND1,3,4

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4

CA TAX-EXEMPT FUND1,3,4

HIGH YIELD MUNICIPAL FUND1,2,4

INTERMEDIATE TAX-EXEMPT FUND1,4

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,4

TAX-EXEMPT FUND1,4

1 Fixed Income Risk: Fixed Income funds will tend to experience smaller fluctuations in value than stock funds. However, investors in the Fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Securities held in the Fund’s portfolio are also subject to the risk of decline in credit quality or default.

2 High Yield Risk: The Funds invest in below investment-grade debt obligations commonly known as “junk bonds.” These securities are subject to greater credit risk, price volatility, and risk of loss than investment-grade securities.

3 Regional Investment/Non-Diversification Risk: The geographical concentration of portfolio holdings in this Fund may involve increased risk.

4 Tax-Free/AMT Risk: Tax-exempt funds’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

NORTHERN FUNDS ANNUAL REPORT	99	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

20	SCHEDULES OF INVESTMENTS

20	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

26	MULTI-MANAGER GLOBAL REAL ESTATE FUND

30	MULTI-MANAGER INTERNATIONAL EQUITY FUND

36	MULTI-MANAGER LARGE CAP FUND

40	MULTI-MANAGER MID CAP FUND

46	MULTI-MANAGER SMALL CAP FUND

52	NOTES TO THE FINANCIAL STATEMENTS

59	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

60	TAX INFORMATION

61	FUND EXPENSES

62	TRUSTEES AND OFFICERS

66	APPROVAL OF ADVISORY AGREEMENT

71	INVESTMENT CONSIDERATIONS

72	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursement in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Fund Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Emerging Markets Equity Fund was successfully launched on November 19, 2008. The Fund seeks to provide returns in excess of the MSCI Emerging Markets Index. We combine multiple sub-advisers of various styles and approaches into one fund in order to create a style-neutral portfolio designed to produce superior risk-adjusted performance over time. For the period from the Fund’s inception through March 31, 2009, the Multi-Manager Emerging Markets Equity Fund returned 20.30%, versus the MSCI Emerging Markets Index return of 17.19%.

Following the Fund’s inception in November, emerging markets moved sharply upward, fueling the argument that these markets may lead the broader stock market out of its slump. Within this environment, strong stock selection in technology and energy stocks drove outperformance. Since inception, all three sub-advisers have outperformed the benchmark by more than two percentage points.

At present, the economic environment remains fragile. But market dislocations often create investment opportunities. We believe that the Fund’s focus on risk-adjusted return and strong stock selection will prove to be critical in an unstable market environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	QUARTER	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS EQUITY	–0.25%	20.30%

MSCI EMERGING MARKETS INDEX	0.95	17.19

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Information about Investment Considerations can be found on page 71.

PORTFOLIO MANAGER

ANDREW SMITH, CIO, NTGA With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NMMEX
INCEPTION DATE	11/19/08
TOTAL NET ASSETS	$268 MILLION
NET ASSET VALUE	$12.03
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.68%
NET EXPENSE RATIO	1.50%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Global Real Estate Fund was successfully launched on November 19, 2008. The Fund seeks to provide returns in excess of the FTSE EPRA/NAREIT Global Real Estate Index. We combine multiple sub-advisers of various styles and approaches into one fund in order to create a style-neutral portfolio designed to produce superior risk-adjusted performance over time. For the period from the Fund’s inception through March 31, 2009, the Multi-Manager Global Real Estate Fund returned -0.43% versus the FTSE EPRA/NAREIT Global Real Estate Index return of -2.80%.

The Fund launched on November 19, 2008, at the time, real estate markets moved very sharply upward, allowing the Fund to generate strong initial results. As we entered the first quarter of 2009, the markets weakened and the first quarter ended with Index results of -22.29%. During the first quarter, the Fund outperformed the benchmark during periods of strong market performance as well as during more difficult short-term periods. Since the Fund’s inception, all three sub-advisers have outperformed the benchmark, with the strongest results coming from ING Clarion Real Estate Securities.

At present, the economic environment remains fragile. But market dislocations often create investment opportunities. We believe that the Fund’s focus on risk-adjusted return and strong stock selection will prove to be critical in an unstable market environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	QUARTER	SINCE INCEPTION
MULTI-MANAGER GLOBAL REAL ESTATE	–22.09%	–0.43%

FTSE®EPRA®/NAREIT® GLOBAL REAL ESTATE INDEX	–22.29	–2.80

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Real Estate Index is a free float-adjusted market capitalization weighted index that is designed to reflect the stock performance of real estate companies and REITs engaged in specific aspects of North American, European and Asian real estate markets.

Information about Investment Considerations can be found on page 71.

PORTFOLIO MANAGER

ANDREW SMITH, CIO, NTGA With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NMMGX
INCEPTION DATE	11/19/08
TOTAL NET ASSETS	$185 MILLION
NET ASSET VALUE	$9.87
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.55%
NET EXPENSE RATIO	1.30%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period from April 2008 to March 2009 was characterized by unprecedented market volatility. Through August 2008, stocks strengthened despite early indications of trouble in the credit markets. However, with the collapse of key market-maker Lehman Brothers in September, the credit crisis intensified and equity markets tumbled as liquidity disappeared. During the fourth quarter of 2008 alone the MSCI ACWI ex-U.S. Index declined -22.3% as investors retreated to the safe haven of Treasury bonds. In late 2008 and early 2009 unprecedented government intervention in financial markets provided some stability and by the end of the period, the tone of the market had turned more positive. During March 2009, the MSCI ACWI ex-U.S. Index posted a monthly return of 8.0%, ending a painful 12-month period on a positive note.

During this very difficult 12-month period ended March 31, 2009, the Multi-Manager International Equity Fund returned -42.04% compared with the MSCI ACWI ex-U.S. Index’s return of -46.46%. The Fund’s defensive posture and stock selection contributed to relative performance in all areas of the Fund. Among sub-advisers, value managers Altristic Global Advisors and Tradewinds Global Investors significantly outperformed the benchmark during the period. Growth managers UBS Global Asset Management and William Blair lagged the Index but performed within expectations given market conditions and their respective styles.

We did not make any manager changes to the Fund during the year. All four of the sub-advisers outperformed their respective style benchmarks and delivered performance within expectations. We continue to monitor the Fund and sub-advisers to ensure that the Fund maintains style neutrality. At present, the economic environment remains fragile. But market dislocations create investment opportunities. We believe that the Fund’s focus on risk-adjusted return and strong stock selection will prove to be critical in an unstable market environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER INTERNATIONAL EQUITY	–42.04%	–12.75%

MSCI ACWI EX-U.S. INDEX	–46.46	–12.76

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI Ex-U.S. Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Information about Investment Considerations can be found on page 71.

PORTFOLIO MANAGER

ANDREW SMITH, CIO, NTGA With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$1.0 BILLION
NET ASSET VALUE	$6.28
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.47%
NET EXPENSE RATIO	1.44%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period from April 2008 to March 2009 was characterized by unprecedented market volatility. Through August 2008, stocks strengthened despite early indications of trouble in the credit markets. However, with the collapse of key market-maker Lehman Brothers in September, the credit crisis intensified and equity markets tumbled as liquidity disappeared. During the fourth quarter of 2008 alone the Russell 1000 Index declined -22.5% as investors retreated to the safe haven of Treasury bonds. In late 2008 and early 2009 unprecedented government intervention in financial markets provided some stability and by the end of the period, the tone of the market had turned more positive. During March 2009, the Russell 1000 Index posted a monthly return of 8.8%, ending a painful 12-month period on a positive note.

During this very difficult 12-month period ended March 31, 2009, the Multi-Manager Large Cap Fund returned -34.53% versus the Russell 1000 Index return of -38.27%. The Fund’s overweight allocation to the more defensive healthcare and consumer staples sectors contributed to relative results. In addition, a modest underweight to the financial sector made a significant difference in relative results given the extreme share price declines that occurred within the sector. On average, the Fund was positioned with a 2% underweight to the financial sector compared with its benchmark during the 12-month period.

We did not make any manager changes to the Fund during the year. All four of the sub-advisers outperformed their respective style benchmarks and delivered performance within expectations. We continue to monitor the Fund and sub-advisers to ensure that the Fund maintains style neutrality. At present, the economic environment remains fragile. But market dislocations create investment opportunities. We believe that the Fund’s focus on risk-adjusted return and strong stock selection will prove to be critical in an unstable market environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER LARGE CAP	–34.53%	–31.60%

RUSSELL 1000 INDEX	–38.27	–34.89

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Index is an unmanaged index measuring the performance of the 1,000 largest companies in the Russell 3000 Index. Information about Investment Considerations can be found on page 71.

PORTFOLIO MANAGER

ANDREW SMITH, CIO, NTGA With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NMMLX
INCEPTION DATE	10/17/07
TOTAL NET ASSETS	$329 MILLION
NET ASSET VALUE	$5.68
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO	1.23%
NET EXPENSE RATIO	1.20%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period from April 2008 to March 2009 was characterized by unprecedented market volatility. Through August 2008, stocks strengthened despite early indications of trouble in the credit markets. However, with the collapse of key market-maker Lehman Brothers in September, the credit crisis intensified and equity markets tumbled as liquidity disappeared. During the fourth quarter of 2008 alone the Russell Midcap Index fell by -27.3% as investors retreated to the safe haven of Treasury bonds. In late 2008 and early 2009 unprecedented government intervention in financial markets provided some stability and by the end of the period, the tone of the market had turned more positive. During March 2009, the Russell Midcap Index posted a monthly return of 9.2%, ending a painful 12-month period on a positive note.

During this very difficult 12-month period ended March 31, 2009, the Multi-Manager Mid Cap Fund returned -36.44% compared with the Russell Midcap Index return of -40.81%. Stock selection for the Fund was helpful to relative performance during the period, particularly within the financial, consumer discretionary and utilities sectors. All three sub-advisers outperformed their respective style benchmarks, with Geneva Capital Management delivering the best comparative results, down -32.4% during the period.

In June 2008, Systematic Financial (“Systematic”) was added as a new sub-adviser. We added Systematic in order to diversify the Fund’s value style exposure. At the same time, the target allocation of the other three sub-advisers was adjusted to reflect the new sub-adviser structure. At present, the economic environment remains fragile. But market dislocations create investment opportunities. We believe that the Fund’s focus on risk-adjusted return and strong stock selection will prove to be critical in an unstable market environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	–36.44%	–13.94%

RUSSELL MIDCAP INDEX	–40.81	–15.01

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell Midcap Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index. Information about Investment Considerations can be found on page 71.

PORTFOLIO MANAGER

ANDREW SMITH, CIO, NTGA With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$376 MILLION
NET ASSET VALUE	$6.26
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.21%
NET EXPENSE RATIO	1.20%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period from April 2008 to March 2009 was characterized by unprecedented market volatility. Through August 2008, stocks strengthened despite early indications of trouble in the credit markets. However, with the collapse of key market-maker Lehman Brothers in September, the credit crisis intensified and equity markets tumbled as liquidity disappeared. During the fourth quarter of 2008 alone the Russell 2000 Index declined -33.5% as investors retreated to the safe haven of Treasury bonds. In late 2008 and early 2009 unprecedented government intervention in financial markets provided some stability and by the end of the period, the tone of the market had turned more positive. During March 2009, the Russell 2000 Index posted a monthly return of 8.9%, ending a painful 12-month period on a positive note.

During this very difficult 12-month period ended March 31, 2009, the Multi-Manager Small Cap Fund returned -37.76% compared with the Russell 2000 Index’s return of -37.51%. The Fund trailed the benchmark early in the period as markets ignored early warning signs. However the Fund’s defensive posture helped it to outperform the market during the worst periods of the credit crisis in late 2008 and early 2009. Among the Funds’ sub-advisers, Metropolitan West contributed significantly to results during the year. A meaningful underweight to the financial sector combined with strong stock selection drove its outperformance.

In May 2008, sub-adviser Goldman Sachs Asset Management was terminated and replaced by OFI Institutional. This change was made as a result of our ongoing performance monitoring and manager review process. At present, the economic environment remains fragile. But market dislocations create investment opportunities. We believe that the Fund’s focus on risk-adjusted return and strong stock selection will prove to be critical in an unstable market environment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2009
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP	–37.76%	–16.99%

RUSSELL 2000 INDEX	–37.51	–14.91

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

Information about Investment Considerations can be found on page 71.

PORTFOLIO MANAGER

ANDREW SMITH, CIO, NTGA With Northern Trust since 2000

FUND FACTS (as of 3/31/09)

TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$230 MILLION
NET ASSET VALUE	$5.53
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO	1.44%
NET EXPENSE RATIO	1.40%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at cost (1)	$267,302	$184,451
Investments, at value (2)	$290,510	$185,353
Cash	1,798	21
Foreign currencies, at value (cost $2,239, $170 and $5,241, respectively)	2,275	171
Dividend income receivable	780	1,006
Receivable for foreign tax reclaimable	–	–
Receivable for securities sold	946	2,079
Receivable for variation margin on futures contracts	–	–
Receivable for fund shares sold	3,120	302
Receivable from investment adviser	6	13
Unrealized gain on forward foreign currency exchange contracts	21	5
Prepaid and other assets	–	–
Total Assets	299,456	188,950
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	8	–
Payable for securities purchased	30,874	3,244
Payable for variation margin on futures contracts	–	–
Payable for fund shares redeemed	134	204
Payable to affiliates:
Investment advisory fees	58	39
Co-administration fees	7	5
Custody and accounting fees	4	13
Transfer agent fees	5	4
Trustee fees	–	–
Accrued other liabilities	16	16
Total Liabilities	31,106	3,525
Net Assets	$268,350	$185,425
ANALYSIS OF NET ASSETS:
Capital stock	$245,922	$202,521
Accumulated undistributed net investment income (loss)	(51)	47
Accumulated undistributed net realized loss	(788)	(18,042)
Net unrealized appreciation (depreciation)	23,267	899
Net Assets	$268,350	$185,425
Shares Outstanding ($.0001 par value, unlimited authorization)	22,315	18,784
Net Asset Value, Redemption and Offering Price Per Share	$12.03	$9.87

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $22,467, $11,051, $40,297, $35,425, $12,524 and $11,383, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $22,467, $11,051, $40,297, $35,425, $12,524 and $11,383, respectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND

$1,377,080	$402,343	$ 509,251	$282,181
$1,043,818	$337,209	$ 381,572	$232,724
353	90	301	15
5,254	–	–	–
3,685	449	470	156
995	–	–	–
5,201	611	2,731	2,273
583	98	165	136
1,235	717	583	307
–	1	1	1
3	–	–	–
3	1	1	1
1,061,130	339,176	385,824	235,613

7	–	–	–
11,058	9,898	9,366	5,250
–	–	–	62
1,323	155	126	168
223	56	65	49
31	9	11	7
33	4	9	6
20	6	7	4
6	1	2	2
88	22	21	22
12,789	10,151	9,607	5,570
$1,048,341	$329,025	$ 376,217	$230,043

$1,756,967	$466,850	$591,020	$396,121
6,630	52	591	351
(383,274)	(73,449)	(88,528)	(117,506)
(331,982)	(64,428)	(126,866)	(48,923)
$1,048,341	$329,025	$ 376,217	$230,043
167,065	57,955	60,128	41,611
$6.28	$5.68	$6.26	$5.53

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI-MANAGER EMERGING MARKETS EQUITY FUND(3)	MULTI-MANAGER GLOBAL REAL ESTATE FUND(3)
INVESTMENT INCOME:
Dividend income (1)	$1,065 (2)	$3,999 (2)
Interest income	1	1
Other income	10	–
Total Investment Income	1,076	4,000
EXPENSES:
Investment advisory fees	634	883
Co-administration fees	79	120
Custody fees	59	93
Accounting fees	12	16
Transfer agent fees	53	80
Registration fees	24	24
Printing fees	7	7
Professional fees	11	11
Trustee fees and expenses	2	2
Interest expense	–	3
Other	6	3
Total Expenses	887	1,242
Less expenses reimbursed by investment adviser	(94)	(196)
Less custodian credits	–	–
Net Expenses	793	1,046
Net Investment Income (Loss)	283	2,954
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(766)	(18,487)
Futures contracts	–	–
Foreign currency transactions	(561)	(403)
Net change in unrealized appreciation (depreciation) on:
Investments	23,208	902
Futures contracts	–	–
Forward foreign currency exchange contracts	13	5
Translation of other assets and liabilities denominated in foreign currencies	46	(8)
Net Gains (Losses) on Investments and Foreign Currency	21,940	(17,991)
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,223	$(15,037)

(1)	Amount includes dividend income from Diversified Assets Portfolio of the Northern Institutional Funds of $20, $31, $1,855, $243, $108 and $187, respectively.
(2)	Net of $54, $211 and $3,220, respectively in non-reclaimable foreign withholding taxes.
(3)	Commenced investment operations on November 19, 2008.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2009

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND

$33,685 (2)	$6,169	$7,327	$2,911
279	69	117	71
277	49	20	30
34,241	6,287	7,464	3,012

13,787	2,556	3,747	3,026
1,888	426	625	413
1,178	79	113	134
147	49	62	48
1,258	284	416	275
44	27	25	25
102	27	2	5
76	19	19	19
30	7	7	7
–	–	–	–
28	8	9	8
18,538	3,482	5,025	3,960
(394)	(73)	(28)	(109)
(2)	(1)	–	–
18,142	3,408	4,997	3,851
16,099	2,879	2,467	(839)

(363,980)	(60,868)	(83,410)	(93,963)
(8,800)	(7,369)	(4,544)	(3,192)
(950)	–	–	–

(326,242)	(51,909)	(98,845)	(24,402)
541	674	739	466
25	–	–	–
(116)	–	–	–
(699,522)	(119,472)	(186,060)	(121,091)
$(683,423)	$(116,593)	$(183,593)	$(121,930)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Amounts in thousands	2009(1)	2009(1)
OPERATIONS:
Net investment income (loss)	$283	$2,954
Net realized gains (losses)	(1,327)	(18,890)
Net change in unrealized appreciation (depreciation)	23,267	899
Net Increase (Decrease) in Net Assets Resulting from Operations	22,223	(15,037)
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	246,127	202,521
Net Increase in Net Assets Resulting from Capital Share Transactions	246,127	202,521
DISTRIBUTIONS PAID:
From net investment income	–	(1,753)
From net realized gains	–	(306)
Total Distributions Paid	–	(2,059)
Total Increase (Decrease) in Net Assets	268,350	185,425
NET ASSETS:
Beginning of period	–	–
End of period	$268,350	$185,425
Accumulated Undistributed Net Investment Income (Loss)	$(51)	$47

(1)	Commenced investment operations on November 19, 2008.
(2)	Commenced investment operations on October 17, 2007.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND		MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND
2009	2008	2009	2008(2)	2009	2008	2009	2008

$16,099	$12,685	$2,879	$694	$2,467	$1,192	$(839)	$(1,264)
(373,730)	63,586	(68,237)	(5,212)	(87,954)	15,401	(97,155)	(4,947)
(325,792)	(99,573)	(51,235)	(13,194)	(98,106)	(55,099)	(23,936)	(45,627)
(683,423)	(23,302)	(116,593)	(17,712)	(183,593)	(38,506)	(121,930)	(51,838)

252,970	515,809	186,238	280,613	113,858	160,287	60,260	135,565
252,970	515,809	186,238	280,613	113,858	160,287	60,260	135,565

(12,000)	(11,467)	(2,836)	(685)	(2,300)	(645)	–	–
(13,395)	(64,942)	–	–	(2,279)	(14,576)	(355)	(18,412)
(25,395)	(76,409)	(2,836)	(685)	(4,579)	(15,221)	(355)	(18,412)
(455,848)	416,098	66,809	262,216	(74,314)	106,560	(62,025)	65,315

1,504,189	1,088,091	262,216	–	450,531	343,971	292,068	226,753
$1,048,341	$1,504,189	$329,025	$262,216	$376,217	$450,531	$230,043	$292,068
$6,630	$2,076	$52	$9	$591	$572	$351	$(1)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2009(3)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01
Net realized and unrealized gain	2.02
Total from Investment Operations	2.03
Net Asset Value, End of Period	$12.03
Total Return(1)	20.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$268,350
Ratio to average net assets of:(2)
Expenses, net of reimbursements	1.50%
Expenses, before reimbursements	1.68%
Net investment income, net of reimbursements	0.54	%(4)
Net investment income, before reimbursements	0.36	%(4)
Portfolio Turnover Rate	23.99%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on November 19, 2008.
(4)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2009(4)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15
Net realized and unrealized loss	(0.17)
Total from Investment Operations	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.09)
From net realized gains	(0.02)
Total Distributions Paid	(0.11)
Net Asset Value, End of Period	$9.87
Total Return(2)	(0.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$185,425
Ratio to average net assets of:(3)
Expenses, net of reimbursements	1.30%
Expenses, before reimbursements	1.55%
Net investment income, net of reimbursements	3.68	%(5)
Net investment income, before reimbursements	3.43	%(5)
Portfolio Turnover Rate	55.99%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commenced investment operations on November 19, 2008.
(5)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2009	2008	2007(4)
Net Asset Value, Beginning of Period	$11.15	$11.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.11	0.03
Net realized and unrealized gains (losses)	(4.79)	(0.16)	1.89
Total from Investment Operations	(4.68)	(0.05)	1.92
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.09)	(0.10)	(0.03)
From net realized gains	(0.10)	(0.59)	–
Total Distributions Paid	(0.19)	(0.69)	(0.03)
Net Asset Value, End of Period	$6.28	$11.15	$11.89
Total Return(2)	(42.04)%	(0.84)%	19.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,048,341	$1,504,189	$1,088,091
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	1.44%	1.45%	1.45%
Expenses, before reimbursements and credits	1.47%	1.47%	1.48%
Net investment income, net of reimbursements and credits	1.27%	0.96%	0.47%
Net investment income, before reimbursements and credits	1.24%	0.94%	0.44%
Portfolio Turnover Rate	69.98%	77.15%	40.59%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commenced investment operations on June 22, 2006.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2009	2008(3)
Net Asset Value, Beginning of Period	$8.76	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.03
Net realized and unrealized losses	(3.08)	(1.24)
Total from Investment Operations	(3.01)	(1.21)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)	(0.03)
Total Distributions Paid	(0.07)	(0.03)
Net Asset Value, End of Period	$5.68	$8.76
Total Return(1)	(34.53)%	(12.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$329,025	$262,216
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	1.20%	1.20%
Expenses, before reimbursements and credits	1.23%	1.36%
Net investment income, net of reimbursements and credits	1.01%	1.11%
Net investment income, before reimbursements and credits	0.98%	0.95%
Portfolio Turnover Rate	57.53%	15.71%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on October 17, 2007.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER MID CAP FUND
Selected per share data	2009	2008	2007(3)
Net Asset Value, Beginning of Period	$9.99	$11.25	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.03	0.02
Net realized and unrealized gains (losses)	(3.68)	(0.88)	1.25
Total from Investment Operations	(3.63)	(0.85)	1.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.02)	(0.02)
From net realized gains	(0.05)	(0.39)	–
Total Distributions Paid	(0.10)	(0.41)	(0.02)
Net Asset Value, End of Period	$6.26	$9.99	$11.25
Total Return(1)	(36.44)%	(7.91)%	12.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$376,217	$450,531	$343,971
Ratio to average net assets of:(2)
Expenses, net of reimbursements	1.20%	1.20%	1.20%
Expenses, before reimbursements	1.21%	1.21%	1.29%
Net investment income, net of reimbursements	0.59%	0.29%	0.29%
Net investment income, before reimbursements	0.58%	0.28%	0.20%
Portfolio Turnover Rate	123.45%	35.17%	16.95%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on June 22, 2006.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2009	2008	2007(3)
Net Asset Value, Beginning of Period	$8.90	$11.47	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)	(0.04)	(0.03)
Net realized and unrealized gains (losses)	(3.34)	(1.80)	1.55
Total from Investment Operations	(3.36)	(1.84)	1.52
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–
From net realized gains	(0.01)	(0.73)	(0.05)
Total Distributions Paid	(0.01)	(0.73)	(0.05)
Net Asset Value, End of Period	$5.53	$8.90	$11.47
Total Return(1)	(37.76)%	(16.80)%	15.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$230,043	$292,068	$226,753
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	1.40%	1.40%	1.40%
Expenses, before reimbursements and credits	1.44%	1.44%	1.54%
Net investment loss, net of reimbursements and credits	(0.31)%	(0.46)%	(0.51)%
Net investment loss, before reimbursements and credits	(0.35)%	(0.50)%	(0.65)%
Portfolio Turnover Rate	185.25%	185.20%	70.83%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on June 22, 2006.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1%

Brazil – 10.3%

B2W Companhia Global Do Varejo	23,600	$220

Banco do Brasil S.A.	47,270	345

Brasil Telecom Participacoes S.A.	7,610	202

Cia de Concessoes Rodoviarias	134,200	1,211

Cia de Saneamento Basico do Estado de Sao Paulo	16,285	182

Cia Vale do Rio Doce ADR	223,000	2,966

Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	53,500	1,449

Diagnosticos da America S.A. *	68,500	735

EDP-Energias do Brasil S.A.	19,631	206

Empresa Brasileira de Aeronautica S.A.	57,518	194

Equatorial Energia S.A.	16,248	81

Gerdau S.A. ADR	72,816	398

Light S.A.	27,160	261

Lupatech S.A. *	67,800	722

Natura Cosmeticos S.A.	307,596	3,015

Perdigao S.A.	60,800	757

Petroleo Brasileiro ADR	94,619	2,318

Petroleo Brasileiro S.A. ADR	296,560	9,036

Porto Seguro S.A.	19,382	100

Redecard S.A.	184,700	2,242
Souza Cruz S.A.	51,400	973
		27,613

Chile – 0.4%

Banco Santander Chile S.A. ADR	9,305	320

Enersis S.A. ADR	9,854	149
Sociedad Quimica y Minera de Chile S.A. ADR	23,700	629
		1,098

China – 8.9%

China BlueChemical Ltd., Class H	556,000	304

China Construction Bank Corp., Class H	1,871,000	1,063

China Life Insurance Co. Ltd., Class H	50,000	165

China Merchants Bank Co. Ltd., Class H	1,043,500	1,824

China Petroleum & Chemical Corp.	1,040,000	667

China Railway Construction Corp. Ltd., Class H *	258,000	337

China South Locomotive and Rolling Stock Corp. *	1,583,000	723

China Telecom Corp. Ltd., Class H	704,000	291

Dongfeng Motor Group Co. Ltd., Class H	544,000	282

Fosun International	424,000	141

Hainan Meilan International Airport Co. Ltd., Class H	10,000	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1% – continued

China – 8.9% – continued

Industrial & Commercial Bank of China, Class H	7,476,000	$3,889

Maanshan Iron & Steel, Class H	2,806,000	1,009

Netease.com ADR *	12,851	345

People’s Food Holdings Ltd.	176,924	57

PetroChina Co. Ltd. ADR	18,900	1,506

PetroChina Co. Ltd., Class H	910,874	726

Shanda Interactive Entertainment Ltd. ADR *	53,000	2,095

Shandong Molong Petroleum Machinery Co. Ltd., Class H *	1,008,000	90

Sinopec Shanghai Petrochemical Co. Ltd., Class H	286,000	70

Tencent Holdings Ltd.	252,000	1,873

Want Want China Holdings Ltd.	280,544	130

Wumart Stores, Inc., Class H	1,810,000	1,285

Yangzijiang Shipbuilding Holdings Ltd.	529,000	139

Yanzhou Coal Mining Co. Ltd., Class H	2,200,000	1,585

Zhejiang Expressway Co. Ltd., Class H	348,000	254

Zijin Mining Group Co. Ltd., Class H	2,272,000	1,619
ZTE Corp., Class H	381,200	1,559
		24,033

Czech Republic – 1.0%

Central European Media Enterprises Ltd., Class A *	91,659	1,050

CEZ A/S	33,352	1,192

Komercni Banka A/S	2,500	250
Telefonica O2 Czech Republic A/S	4,998	99
		2,591

Egypt – 0.2%

Commercial International Bank	53,626	310
ElSwedy Cables Holding Co. *	20,707	189
		499

Hong Kong – 8.0%

Beijing Enterprises Holdings Ltd.	34,500	145

Chaoda Modern Agriculture Holding Ltd.	446,000	266

China Mobile Ltd.	1,051,006	9,149

China Pharmaceutical Group Ltd.	524,000	210

China Unicom Hong Kong Ltd.	302,000	316

CNOOC Ltd.	4,587,000	4,548

Cnpc Hong Kong Ltd.	880,000	370

Denway Motors Ltd.	7,892,000	3,056

GZI Real Estate Investment Trust	149,000	39

Hengan International Group Co. Ltd.	62,000	249

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1% – continued

Hong Kong – 8.0% – continued

Huabao International Holdings Ltd.	2,250,000	$1,861

Lenovo Group Ltd.	16,000	4

Pacific Basin Shipping Ltd.	2,081,000	947

Shenzhen International Holdings	4,862,500	223

Sino Biopharmaceutical	12,000	2

Sinolink Worldwide Holdings	494,000	33

Skyworth Digital Holdings Ltd.	850,000	78
SRE Group Ltd.	1,520,000	118
		21,614

Hungary – 0.1%

Egis PLC	68	3
MOL Hungarian Oil and Gas NYRT	5,171	232
		235

India – 1.6%

HDFC Bank Ltd. ADR	38,000	2,315
Wipro Ltd.	395,960	1,935
		4,250

Indonesia – 3.7%

Astra International Tbk PT	2,452,000	3,050

Bank Central Asia Tbk PT	13,583,000	3,674

Bank Mandiri Persero Tbk PT	1,731,500	329

Bank Rakyat Indonesia	795,000	289

Bumi Resources Tbk PT	808,421	58

Perusahaan Gas Negara PT	9,535,000	1,788

Semen Gresik Persero Tbk PT	932,500	302

Telekomunikasi Indonesia Tbk PT	410,381	268
Unilever Indonesia Tbk PT	449,000	310
		10,068

Israel – 3.5%

Bank Leumi Le-Israel BM	111,463	222

Bezeq Israeli Telecommunication Corp. Ltd.	155,209	243

Cellcom Israel Ltd.	69,700	1,485

Elbit Systems Ltd.	27,500	1,326

Harel Insurance Investments Ltd. *	2,158	51

Israel Chemicals Ltd.	179,188	1,472

Migdal Insurance Holdings Ltd.	80,592	65

Mizrahi Tefahot Bank Ltd.	20,556	99

Partner Communications	1,028	15

Strauss-Elite Ltd.	104,755	820

Super-Sol Ltd.	29,694	82

Teva Pharmaceutical Industries ADR	47,700	2,149

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1% – continued

Israel – 3.5% – continued
Teva Pharmaceutical Industries Ltd.	32,213	$1,449
		9,478

Luxembourg – 0.5%

Evraz Group S.A. GDR	11,682	96
Tenaris S.A. ADR	63,400	1,279
		1,375

Malaysia – 0.9%

British American Tobacco Malaysia Bhd.	25,900	324

IJM Corp. Bhd.	484,200	555

Lafarge Malayan Cement Bhd.	102,500	113

Multi-Purpose Holdings Bhd.	67,675	21

Petronas Dagangan Bhd.	106,600	231

PLUS Expressways Bhd.	23,924	19

PPB Group Bhd.	33,568	90

Public Bank Bhd.	129,820	269

Resorts World Bhd.	66,300	39

Sime Darby Bhd.	177,300	279

Telekom Malaysia Bhd.	74,900	73

Tenaga Nasional Bhd.	197,800	331

UMW Holdings Bhd.	62,100	89
YTL Power International Bhd.	219,300	116
		2,549

Mexico – 5.1%

Alfa S.A.B. de C.V., Class A	24,102	37

America Movil S.A.B. de C.V. ADR, Series L	197,514	5,349

America Movil S.A.B. de C.V., Series L	277,794	379

Embotelladoras Arca S.A.B de CV	528,894	930

Fomento Economico Mexicano S.A. de C.V. ADR	169,217	4,266

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	170,214	431

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	36,655	34

Grupo Mexico S.A.B. de C.V., Series B	432,949	318

Grupo Televisa S.A. ADR	87,400	1,192
Wal-Mart de Mexico S.A.B. de C.V., Series V	324,600	758
		13,694

Netherlands – 0.0%
New World Resources N.V., Class A	15,951	56

Panama – 0.4%
Copa Holdings S.A., Class A	39,700	1,138

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1% – continued

Peru – 1.3%

Cia de Minas Buenaventura S.A. ADR	80,600	$1,933
Credicorp Ltd.	31,400	1,471
		3,404

Philippines – 0.5%
Metropolitan Bank & Trust	2,472,700	1,333

Poland – 0.2%

Asseco Poland S.A.	1,310	17

Bank Millennium S.A.	60,699	31

KGHM Polska Miedz S.A.	1,981	26

Polski Koncern Naftowy Orlen	37,911	260

Powszechna Kasa Oszczednosci Bank Polski S.A.	6,218	38
Telekomunikacja Polska S.A.	40,094	217
		589

Russia – 3.4%

Gazprom OAO ADR (London Exchange)	51,460	756

Gazprom OAO ADR (OTC Exchange)	181,688	2,707

LUKOIL ADR (London Exchange)	48,390	1,814

LUKOIL ADR (OTC Exchange)	10,749	405

MMC Norilsk Nickel ADR	34,302	206

Mobile Telesystems OJSC ADR	31,800	951

Novolipetsk Steel OJSC GDR (Registered)	112,425	1,339

Rosneft Oil Co. GDR	33,163	143

Surgutneftegaz ADR (OTC Exchange) *	47,138	292

Tatneft, GDR (Registered)	6,257	292
Vimpel-Communications ADR	15,213	100
		9,005

Singapore – 0.4%
Golden Agri-Resources Ltd.	6,146,520	1,125

South Africa – 6.6%

ABSA Group Ltd.	36,962	377

ArcelorMittal South Africa Ltd.	45,903	356

Aveng Ltd.	79,591	220

FirstRand Ltd.	290,997	371

Gold Fields Ltd.	7,636	86

Grindrod Ltd.	22,924	29

Investec Ltd.	49,317	203

Liberty Holdings Ltd.	27,488	183

Massmart Holdings Ltd.	188,891	1,390

Metropolitan Holdings Ltd.	248,859	276

MTN Group Ltd.	227,131	2,520

Murray & Roberts Holdings Ltd.	38,071	164

Naspers Ltd., Class N	890	15

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1% – continued

South Africa – 6.6% – continued

Remgro Ltd.	49,919	$356

Santam Ltd.	6,775	55

Sasol Ltd. ADR	56,100	1,624

Shoprite Holdings Ltd.	246,783	1,321

Standard Bank Group Ltd.	544,170	4,585

Steinhoff International Holdings Ltd.	33,843	36

Truworths International Ltd.	1,028,322	3,494
Wilson Bayly Holmes-Ovcon Ltd.	10,555	95
		17,756

South Korea – 13.0%

Busan Bank	40,600	174

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	19,380	303

Dongbu Insurance Co. Ltd. *	8,950	134

GS Holdings Corp.	6,250	135

Hankook Tire Co. Ltd.	153,540	1,473

Hyundai Heavy Industries	12,257	1,747

Hyundai Marine & Fire Insurance Co. Ltd. *	17,910	163

Hyundai Mipo Dockyard	2,993	282

Hyundai Motor Co. Ltd.	32,003	1,294

Kangwon Land, Inc.	31,180	311

KB Financial Group, Inc. *	17,220	416

Korea Zinc Co. Ltd.	1,211	101

KT Corp.	13,990	388

KT Freetel Co. Ltd. *	58,710	1,176

KT&G Corp.	29,797	1,641

LG Chem Ltd.	5,569	356

LG Corp.	10,460	375

LG Display Co. Ltd. ADR *	146,300	1,495

LG Electronics, Inc.	20,726	1,378

LIG Insurance Co. Ltd. *	130	1

MegaStudy Co. Ltd.	10,481	1,512

NCSoft Corp.	66,990	4,531

NHN Corp. *	15,523	1,706

Pacific Corp.	1,556	100

POSCO	3,153	838

Samsung C&T Corp.	6,440	186

Samsung Electronics Co. Ltd.	17,513	7,233

Samsung Engineering Co. Ltd.	66	3

Samsung Heavy Industries Co. Ltd.	23,520	439

Shinhan Financial Group Co. Ltd. *	147,074	2,640

SK Holdings Co. Ltd.	4,507	352

SK Telecom Co. Ltd.	3,343	464

S-Oil Corp.	5,265	215

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1% – continued

South Korea – 13.0% – continued
Woongjin Thinkbig Co. Ltd.	92,360	$1,216
		34,778

Taiwan – 11.9%

AU Optronics Corp.	357,000	297

China Steel Corp.	2,177,000	1,429

Chinatrust Financial Holding Co. Ltd.	4,774,000	1,755

Chunghwa Telecom Co. Ltd.	251,207	458

Compal Electronics, Inc.	524,000	377

Cyberlink Corp.	17,847	66

Evergreen Marine Corp. Tawain Ltd.	395,000	166

Far Eastern Textile Co. Ltd.	2,368,000	1,848

Formosa Chemicals & Fibre Co.	288,000	340

Formosa Petrochemical Corp.	171,000	339

Formosa Plastics Corp.	223,000	337

Fubon Financial Holding Co. Ltd.	145,000	88

HON HAI Precision Industry Co. Ltd.	682,000	1,547

HTC Corp.	186,000	2,303

Lite-On Technology Corp.	402,000	272

Macronix International	864,000	329

Nan Ya Plastics Corp.	380,000	437

President Chain Store Corp.	973,000	2,233

Quanta Computer, Inc.	271,000	343

Siliconware Precision Industries Co.	274,000	291

Siliconware Precision Industries Co. ADR	322,100	1,868

Taiwan Cement Corp.	2,918,000	2,412

Taiwan Semiconductor Manufacturing Co. Ltd.	4,101,000	6,245

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	149,900	1,342

U-Ming Marine Transport Corp.	13,360	20

Uni-President Enterprises Corp.	1,958,000	1,594

United Microelectronics Corp.	1,162,000	384

Yageo Corp.	5,029,000	897
Yuanta Financial Holding Co. Ltd.	4,003,000	1,837
		31,854

Thailand – 1.8%

Advanced Info Service PCL (Registered)	86,800	204

Banpu PCL	1,700	11

Banpu PCL (Registered)	16,200	99

CP Seven Eleven PCL	460,500	163

Kasikornbank PCL	11,100	14

Kasikornbank PCL (Registered)	104,400	134

Kasikornbank PCL NVDR	1,035,400	1,317

Krung Thai Bank PCL	1,179,202	149

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 85.1% – continued

Thailand – 1.8% – continued

Land and Houses PCL	7,089,321	$596

PTT Exploration & Production PCL	16,200	45

PTT Exploration & Production PCL (Registered)	124,800	352

PTT PCL	10,000	43

PTT PCL (Registered)	77,400	336

Siam Cement PCL	111,694	312

Siam Commercial Bank PCL	28,300	43

Siam Commercial Bank PCL (Registered)	105,913	163

Tisco Financial Group PCL *	671,298	201
Tisco Financial PCL	1,903,200	569
		4,751

Turkey – 0.2%

Akbank TAS	31,924	94

Turkiye Garanti Bankasi A.S. *	5,454	8

Turkiye Halk Bankasi A.S.	72,509	159
Turkiye Is Bankasi, Class C	102,472	232
		493

United Kingdom – 0.7%
Anglo American PLC	107,272	1,811

United States – 0.5%
Cognizant Technology Solutions Corp., Class A *	60,200	1,252
Total Common Stocks
(Cost $206,062) (1)		228,442

CONVERTIBLE PREFERRED STOCKS – 3.6%

Brazil – 3.6%

Banco Itau Holding Financeira S.A. ADR	697,408	7,588
Brasil Telecom Participacoes S.A. ADR	57,995	2,095
		9,683
Total Convertible Preferred Stocks
(Cost $8,993) (1)		9,683

PREFERRED STOCKS – 1.8%

Brazil – 1.8%

Aracruz Celulose S.A., Class B	20,521	14

Bradespar S.A.	14,652	144

Centrais Eletricas Brasileiras S.A., Class B	33,362	362

Cia Brasileira de Distribuicao Grupo Paode Acucar	236	3

Cia de Bebidas das Americas	7,223	342

Cia Energetica do Ceara	2,097	21

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 1.8% – continued

Brazil – 1.8% – continued

Cia Paranaense de Energia, Class B	29,157	$304

Cia Vale do Rio Doce, Class A	45,559	527

Eletropaulo Metropolitana de Sao Paulo S.A., Class B	21,825	308

Investimentos Itau S.A.	41,781	144

Itau Unibanco Banco Multiplo S.A.	58,662	651

Metalurgica Gerdau S.A.	42,663	312

Petroleo Brasileiro S.A. – Petrobras	52,269	646

Sadia S.A.	127,238	173

Telecomunicacoes de Sao Paulo S.A.	13,345	278

Telemar Norte Leste S.A.	9,004	204
Usinas Siderurgicas de Minas Gerais S.A., Class A	28,322	362
		4,795

South Korea – 0.0%
Samsung Fire & Marine Insurance Co. Ltd. *	61	3
Total Preferred Stocks
(Cost $4,291) (1)		4,798

INVESTMENT COMPANIES – 12.4%

iShares MSCI Emerging Markets Index Fund	428,474	10,631
Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	22,467,385	22,467
Total Investment Companies
(Cost $33,467)		33,098

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.4%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$14,489	$14,489
Total Short-Term Investments
(Cost $14,489)		14,489

Total Investments – 108.3%
(Cost $267,302)		290,510
Liabilities less Other Assets – (8.3)%		(22,160)
NET ASSETS – 100.0%		$268,350

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

(2)	The Fund had approximately $22,467,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the period ended March 31, 2009.
(3)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Multi-Manager Emerging Markets Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	7.9%
Consumer Staples	10.4
Energy	13.1
Financials	21.5
Health Care	1.8
Industrials	5.8
Information Technology	17.0
Materials	9.9
Telecommunication Services	10.6
Utilities	2.0

Total	100.0%

At March 31, 2009, the Multi-Manager Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Brazilian Real	5.9%
Hong Kong Dollar	15.0
South African Rand	6.5
South Korean Won	12.1
Taiwan Dollar	10.4
United States Dollar	38.3
All other currencies less than 5%	11.8

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the Multi-Manager Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
Thai Baht	3,395	U.S. Dollar	96	4/1/09	$–
U.S. Dollar	558	Indonesian Rupiah	6,512,033	4/1/09	4
U.S. Dollar	41	Israeli Shekel	172	4/1/09	–
U.S. Dollar	186	Israeli Shekel	783	4/1/09	–
U.S. Dollar	9	Mexican Peso	125	4/1/09	–
U.S. Dollar	217	South African Rand	2,062	4/1/09	1
U.S. Dollar	243	South African Rand	2,296	4/1/09	(1)
U.S. Dollar	295	South African Rand	2,759	4/1/09	(4)
U.S. Dollar	420	Taiwan Dollar	14,179	4/1/09	(2)
U.S. Dollar	65	Thai Baht	2,310	4/1/09	–
Thai Baht	3,638	U.S. Dollar	102	4/2/09	–
U.S. Dollar	1,001	Hong Kong Dollar	7,755	4/2/09	–
U.S. Dollar	1,516	Hong Kong Dollar	11,751	4/2/09	–
U.S. Dollar	180	Israeli Shekel	761	4/2/09	–
U.S. Dollar	90	Mexican Peso	1,290	4/2/09	1
U.S. Dollar	237	South African Rand	2,216	4/2/09	(3)
U.S. Dollar	345	South African Rand	3,313	4/2/09	4
Hong Kong Dollar	156	U.S. Dollar	20	4/3/09	–
Hungarian Forint	2,221	U.S. Dollar	10	4/3/09	–
U.S. Dollar	79	Czech Koruna	1,620	4/3/09	–
U.S. Dollar	39	Polish Zloty	134	4/3/09	–
U.S. Dollar	23	Singapore Dollar	36	4/3/09	–
U.S. Dollar	82	Singapore Dollar	125	4/3/09	–
U.S. Dollar	443	South African Rand	4,299	4/3/09	11
U.S. Dollar	402	South African Rand	3,833	4/7/09	2
U.S. Dollar	433	South African Rand	4,109	4/7/09	–

Total					$13

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Multi-Manager Emerging Markets Equity Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$120,110	$–

Level 2	170,400	13

Level 3	–	–

Total	$290,510	$13

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.7%

Australia – 5.4%

CFS Retail Property Trust	343,800	$390

Commonwealth Property Office Fund	429,945	271

Dexus Property Group	2,665,524	1,395

Goodman Group	859,800	196

GPT Group	827,782	252

Mirvac Group	1,158,160	688

Stockland	713,200	1,543
Westfield Group	750,470	5,237
		9,972

Canada – 1.9%

Boardwalk Real Estate Investment Trust	12,623	260

Brookfield Properties Corp.	126,904	728

Calloway Real Estate Investment Trust	33,400	265

Canadian Apartment Properties Real

Estate Investment Trust	10,040	100

Canadian Real Estate Investment Trust	51,830	822

Cominar Real Estate Investment Trust	12,559	137

First Capital Realty, Inc.	7,359	87

H&R Real Estate Investment Trust	29,100	178

Primaris Retail Real Estate Investment Trust	29,689	214
RioCan Real Estate Investment Trust	78,600	783
		3,574

China – 0.1%
Sino-Ocean Land Holdings Ltd.	352,500	231

France – 8.9%

Fonciere Des Regions	2,460	116

Gecina S.A.	3,755	144

ICADE	44,487	3,151

Klepierre	121,780	2,144

Mercialys	21,246	615

Societe Immobiliere de Location pour I’Industrie et le Commerce	2,800	210
Unibail-Rodamco	71,448	10,163
		16,543

Germany – 0.1%
Deutsche Euroshop A.G.	7,660	221

Hong Kong – 17.9%

Agile Property Holdings Ltd.	547,200	309

China Overseas Land & Investment Ltd.	3,296,176	5,158

China Resources Land Ltd.	609,130	941

Country Garden Holdings Co.	1,212,000	320

Hang Lung Group Ltd.	93,000	282

Hang Lung Properties Ltd.	1,832,500	4,305

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.7% – continued

Hong Kong – 17.9% – continued

Henderson Land Development Co. Ltd.	267,000	$1,017

Hongkong Land Holdings Ltd.	1,342,200	3,064

Hysan Development Co. Ltd.	1,642,000	2,776

Kerry Properties Ltd.	1,122,100	2,700

Lifestyle International Holdings Ltd.	2,350,000	1,880

Link REIT (The)	814,500	1,608

New World China Land Ltd.	221,600	75

Shangri-La Asia Ltd.	1,400,000	1,603

Sino Land Co.	328,000	328

Sun Hung Kai Properties Ltd.	746,900	6,691
Wharf Holdings Ltd.	88,000	222
		33,279

Japan – 10.9%

Aeon Mall Co. Ltd.	197,800	2,527

Daiwa House Industry Co. Ltd.	200,000	1,627

Japan Logistics Fund Inc.	19	116

Japan Prime Realty Investment Corp.	93	174

Japan Real Estate Investment Corp.	160	1,234

Japan Retail Fund Investment Corp.	103	396

Mitsubishi Estate Co. Ltd.	478,800	5,459

Mitsui Fudosan Co. Ltd.	437,400	4,792

Nippon Accommodations Fund Inc.	13	52

Nippon Building Fund, Inc.	192	1,659

Nomura Real Estate Office Fund, Inc.	81	453

NTT Urban Development Corp.	408	328

Orix JREIT, Inc.	47	194

Sumitomo Realty & Development Co. Ltd.	80,000	892

Tokyu REIT, Inc.	34	183
United Urban Investment Corp.	29	118
		20,204

Netherlands – 1.9%

Corio N.V.	40,792	1,684

Eurocommercial Properties N.V.	47,500	1,293

Vastned Retail N.V.	2,730	110
Wereldhave N.V.	6,166	432
		3,519

Singapore – 4.0%

Ascendas Real Estate Investment Trust	654,346	526

CapitaLand Ltd.	2,639,400	4,057

CapitaMall Trust	1,082,300	941

City Developments Ltd.	500,000	1,679
Keppel Land Ltd.	149,000	142
		7,345

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.7% – continued

Spain – 0.4%
Sol Melia S.A.	284,000	$804

Sweden – 0.6%

Castellum AB	157,843	887
Hufvudstaden AB, Class A	35,619	184
		1,071

Switzerland – 0.5%
PSP Swiss Property A.G. (Registered) *	20,569	868

United Kingdom – 6.5%

British Land Co. PLC	763,990	3,946

Derwent London PLC	148,380	1,414

Great Portland Estates PLC	119,184	416

Hammerson PLC	625,608	2,298

Land Securities Group PLC	543,024	3,399

Liberty International PLC	41,100	228

Safestore Holdings Plc	134,500	104
Segro PLC	561,900	185
		11,990

United States – 33.6%

Acadia Realty Trust	9,531	101

Alexandria Real Estate Equities, Inc.	14,100	513

AMB Property Corp.	111,163	1,601

American Campus Communities, Inc.	29,739	516

Apartment Investment & Management Co., Class A	64,220	352

AvalonBay Communities, Inc.	35,360	1,664

BioMed Realty Trust, Inc.	33,400	226

Boston Properties, Inc.	77,825	2,726

BRE Properties, Inc.	23,300	457

Corporate Office Properties Trust SBI of Maryland	14,759	366

Digital Realty Trust, Inc.	40,228	1,335

Douglas Emmett, Inc.	140,200	1,036

EastGroup Properties, Inc.	3,761	106

Equity Lifestyle Properties, Inc.	21,070	803

Equity One, Inc.	40,700	496

Equity Residential	88,257	1,620

Essex Property Trust, Inc.	41,700	2,391

Extra Space Storage, Inc.	29,800	164

Federal Realty Investment Trust	99,701	4,586

HCP, Inc.	194,387	3,470

Health Care REIT, Inc.	98,300	3,007

Highwoods Properties, Inc.	51,900	1,112

Home Properties, Inc.	21,210	650

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.7% – continued

United States – 33.6% – continued

Hospitality Properties Trust	33,200	$398

Host Hotels & Resorts, Inc.	222,400	872

LaSalle Hotel Properties	20,300	119

Liberty Property Trust	78,691	1,490

Macerich (The) Co.	60,500	379

Mack-Cali Realty Corp.	43,456	861

Nationwide Health Properties, Inc.	69,230	1,536

Omega Healthcare Investors, Inc.	63,667	896

Plum Creek Timber Co., Inc.	9,796	285

ProLogis	142,247	925

PS Business Parks, Inc.	7,230	266

Public Storage	102,970	5,689

Regency Centers Corp.	28,062	746

Simon Property Group, Inc.	236,194	8,182

SL Green Realty Corp.	13,100	141

Starwood Hotels & Resorts Worldwide, Inc.	43,300	550

Tanger Factory Outlet Centers, Inc.	18,000	555

Taubman Centers, Inc.	87,200	1,486

UDR, Inc.	107,170	923

Ventas, Inc.	130,452	2,950

Vornado Realty Trust	108,450	3,605
Washington Real Estate Investment Trust	7,590	131
		62,283
Total Common Stocks
(Cost $170,887) (1)		171,904

INVESTMENT COMPANIES – 6.0%

Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	11,050,609	11,051
ProLogis European Properties	56,726	102
Total Investment Companies
(Cost $11,269)		11,153

RIGHTS – 0.0%

United Kingdom – 0.0%
Segro PLC *	121,619	9
Total Rights
(Cost $8)		9

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.3%
Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$2,287	$2,287
Total Short-Term Investments
(Cost $2,287)		2,287

Total Investments – 100.0%
(Cost $184,451)		185,353
Other Assets less Liabilities – 0.0%		72
NET ASSETS – 100.0%		$185,425

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	The Fund had approximately $11,051,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the period ended March 31, 2009.
(3)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the industry sectors (unaudited) for the Multi-Manager Global Real Estate Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Hotel Restaurants & Leisure	2.0%
Multiline Retail	1.2
Real Estate	4.8
Real Estate Investment Trusts	59.4
Real Estate Management & Development	32.6

Total	100.0%

At March 31, 2009, the Multi-Manager Global Real Estate Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Australian Dollar	5.8%
Euro	12.3
British Pound	7.0
Hong Kong Dollar	17.7
Japanese Yen	11.7
United States Dollar	38.4
All other currencies less than 5%	7.1

Total	100.0%

At March 31, 2009, the Multi-Manager Global Real Estate Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
British Pound	294	U.S. Dollar	417	4/1/09	$(5)
Euro	97	U.S. Dollar	128	4/1/09	(1)
Hong Kong
Dollar	24	U.S. Dollar	3	4/1/09	–
Hong Kong
Dollar	762	U.S. Dollar	98	4/1/09	–
Japanese Yen	39,227	U.S. Dollar	404	4/1/09	8
Singapore
Dollar	6	U.S. Dollar	4	4/1/09	–
Swedish
Kronor	12	U.S. Dollar	1	4/1/09	–
U.S. Dollar	66	Australian Dollar	98	4/1/09	2
U.S. Dollar	101	Euro	77	4/1/09	1
U.S. Dollar	69	Hong Kong Dollar	530	4/1/09	–
Japanese Yen	8,727	U.S. Dollar	88	4/2/09	–
Singapore
Dollar	73	U.S. Dollar	48	4/2/09	–
Swedish
Kronor	44	U.S. Dollar	5	4/2/09	–
U.S. Dollar	8	Canadian Dollar	10	4/2/09	–
U.S. Dollar	26	Hong Kong Dollar	198	4/2/09	–
U.S. Dollar	39	Singapore Dollar	59	4/2/09	–
Swedish
Kronor	166	U.S. Dollar	20	4/3/09	–
U.S. Dollar	46	Canadian Dollar	58	4/3/09	–

Total					$5

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Multi-Manager Global Real Estate Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$76,908	$–

Level 2	108,445	5

Level 3	–	–

Total	$185,353	$5

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0%

Australia – 3.0%

Alumina Ltd.	1,877,700	$1,709

AMP Ltd.	918,203	3,010

BHP Billiton Ltd.	123,104	2,744

CSL Ltd.	120,474	2,726

National Australia Bank Ltd.	102,681	1,440

Newcrest Mining Ltd.	289,486	6,567

QBE Insurance Group Ltd.	363,214	4,885

Rio Tinto Ltd.	59,377	2,330

Woolworths Ltd.	282,191	4,927
WorleyParsons Ltd.	81,030	1,019
		31,357

Belgium – 0.8%

Anheuser-Busch InBev N.V.	14,209	392

Belgacom S.A.	177,175	5,548
Colruyt S.A.	10,500	2,409
		8,349

Brazil – 1.2%

BM&FBOVESPA S.A.	1,051,527	3,199

Centrais Eletricas Brasileiras S.A.	111,872	1,255

Cia de Saneamento Basico do Estado de Sao Paulo ADR	131,452	2,807

Cia Vale do Rio Doce ADR	50,700	674

Petroleo Brasileiro S.A. ADR	114,726	3,496

Redecard S.A.	66,500	807
Weg S.A.	151,000	763
		13,001

Canada – 5.0%

Agnico-Eagle Mines Ltd.	32,444	1,847

Barrick Gold Corp.	212,091	6,876

Brookfield Asset Management, Inc., Class A	78,458	1,081

Canadian National Railway Co.	101,765	3,607

EnCana Corp.	80,719	3,305

Inmet Mining Corp.	48,370	1,198

Ivanhoe Mines Ltd./CA *	362,370	2,228

Kincross Gold Corp.	123,400	2,243

Magna International, Inc., Class A	248,699	6,653

Nexen, Inc.	263,952	4,477

Novagold Resources, Inc. *	471,931	1,302

Rogers Communications, Inc., Class B	120,900	2,787

Royal Bank of Canada	48,900	1,427

Shoppers Drug Mart Corp.	133,150	4,579

Suncor Energy, Inc.	180,357	4,006

Teck Cominco Ltd., Class B	304,000	1,700

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0% – continued

Canada – 5.0% – continued

Tim Hortons, Inc.	64,189	$1,651
Yamana Gold, Inc.	161,020	1,489
		52,456

China – 1.3%

China Life Insurance Co. Ltd., Class H	1,713,000	5,636

China Merchants Bank Co. Ltd., Class H	1,144,500	2,001

China Oilfield Services Ltd., Class H	1,942,000	1,537

China South Locomotive and Rolling Stock Corp., Class H *	2,000,000	914

Industrial & Commercial Bank of China, Class H	4,330,000	2,252
ZTE Corp., Class H	270,000	1,104
		13,444

Denmark – 0.9%

Novo-Nordisk A/S, Class B	185,419	8,891
Vestas Wind Systems A/S *	12,197	539
		9,430

Egypt – 0.1%
Orascom Constuction GDR	21,510	1,000

Finland – 1.2%

Nokia OYJ	414,974	4,857

Nokia OYJ ADR	351,219	4,099
Stora Enso OYJ (Registered) *	1,012,380	3,583
		12,539

France – 9.7%

Alcatel-Lucent *	1,050,052	1,974

Alstom	94,439	4,888

Areva S.A.	5,940	2,476

BNP Paribas	86,595	3,568

Bouygues S.A.	20,534	732

Carrefour S.A.	174,031	6,781

GDF Suez	42,451	1,459

Gemalto N.V. *	225,848	6,454

Groupe Danone	17,982	878

Iliad S.A.	29,653	2,766

L’Oreal S.A.	47,028	3,242

Sanofi-Aventis S.A.	247,612	13,892

Schneider Electric S.A.	44,114	2,928

SES S.A. FDR	107,169	2,045

Societe Generale	96,720	3,797

Sodexo	28,349	1,291

Technip S.A.	122,130	4,303

Thales S.A.	258,090	9,781

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0% – continued

France – 9.7% – continued

Total S.A.	124,306	$6,164

Total S.A. ADR	169,100	8,296

UBISOFT Entertainment *	165,350	3,024

Veolia Environment	42,815	892

Vinci S.A.	90,299	3,344
Vivendi	251,082	6,633
		101,608

Germany – 4.2%

Adidas A.G.	61,649	2,056

Allianz S.E. (Registered)	34,410	2,898

BASF SE	77,472	2,351

Bayer A.G.	43,172	2,068

Beiersdorf A.G.	51,667	2,323

Daimler A.G. (Registered)	45,334	1,152

Deutsche Boerse A.G.	27,534	1,663

Deutsche Telekom A.G. (Registered)	95,419	1,187

E.ON A.G.	164,749	4,585

Metro A.G.	69,523	2,297

RWE A.G.	12,699	893

SAP A.G.	189,572	6,730

Siemens A.G. (Registered)	149,564	8,563

Solarworld A.G.	44,218	907
Symrise A.G.	374,985	4,445
		44,118

Greece – 0.1%
National Bank of Greece S.A.	63,869	971

Hong Kong – 1.2%

Cheung Kong Holdings Ltd.	244,808	2,109

China Mobile Ltd.	340,000	2,960

CNOOC Ltd.	2,402,000	2,382

Li & Fung Ltd.	700,000	1,644

Noble Group Ltd.	1,629,000	1,276
Sun Hung Kai Properties Ltd.	273,000	2,446
		12,817

India – 0.5%

ICICI Bank Ltd. ADR	79,400	1,055

Infosys Technologies Ltd. ADR	129,153	3,440

Reliance Industries Ltd., GDR (London Exchange) (1)	15,965	958
Reliance Industries Ltd., GDR (OTC Exchange) (1)	486	29
		5,482

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0% – continued

Indonesia – 0.1%
Bank Rakyat Indonesia	3,758,500	$1,367

Ireland – 1.1%

CRH PLC	95,948	2,084

Experian PLC	1,021,080	6,396
Ryanair Holdings PLC ADR *	140,758	3,253
		11,733

Israel – 0.8%
Teva Pharmaceutical Industries ADR	185,194	8,343

Italy – 2.2%

Alleanza Assicurazioni S.p.A.	411,753	2,320

Ansaldo STS S.p.A. *	170,712	2,713

ENI S.p.A.	176,802	3,403

Intesa Sanpaolo S.p.A.	286,443	788

Saipem S.p.A.	279,969	4,994
Telecom Italia S.p.A. (RSP)	8,612,940	8,780
		22,998

Japan – 19.3%

Asahi Glass Co. Ltd.	413,000	2,206

Bank of Yokohama (The) Ltd.	735,643	3,157

Canon, Inc.	129,829	3,783

Coca-Cola West Holdings Co. Ltd.	482,600	7,698

Dai Nippon Printing Co. Ltd.	958,000	8,859

Daiwa Securities Group, Inc.	160,995	712

Fanuc Ltd.	63,420	4,341

Fast Retailing Co. Ltd.	37,500	4,285

Fuji Television Network, Inc.	2,429	2,725

FUJIFILM Holdings Corp.	401,000	8,766

Hosiden Corp.	79,200	790

Japan Tobacco, Inc.	512	1,366

Joyo Bank (The) Ltd.	801,784	3,722

JS Group Corp.	392,400	4,388

Jupiter Telecommunications Co. Ltd.	5,169	3,435

Keyence Corp.	16,795	3,155

Kirin Holdings Co. Ltd.	222,000	2,366

Komatsu Ltd.	80,200	889

Kose Corp.	256,984	4,802

Mabuchi Motor Co. Ltd.	204,600	8,306

MID REIT, Inc.	672	1,135

Mitsubishi Corp.	176,900	2,351

Mitsubishi UFJ Financial Group, Inc.	803,314	3,942

Mitsui Sumitomo Insurance Group

Holdings, Inc.	348,494	8,170

Nintendo Co. Ltd.	24,000	7,032

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0% – continued

Japan – 19.3% – continued

Nippon Electric Glass Co. Ltd.	281,000	$1,993

Nippon Steel Corp.	348,000	940

Nippon Telegraph & Telephone Corp. ADR	416,040	7,917

Nipponkoa Insurance Co. Ltd.	963,906	5,551

Nomura Holdings, Inc.	876,689	4,410

Nomura Research Institute Ltd.	285,498	4,466

Rohm Co. Ltd.	111,700	5,590

Sega Sammy Holdings, Inc.	450,700	3,970

Sekisui House Ltd.	559,000	4,272

Seven & I Holdings Co. Ltd.	493,696	10,888

Shin-Etsu Chemical Co. Ltd.	51,600	2,530

Shiseido Co. Ltd.	378,000	5,531

SMC Corp. of Japan	32,285	3,094

Sugi Pharmacy Co. Ltd.	187,254	3,442

Sumitomo Trust & Banking (The) Co. Ltd.	1,390,103	5,384

Suzuki Motor Corp.	293,312	4,902

Terumo Corp.	66,700	2,476

THK Co. Ltd.	126,514	1,720

Tokyo Electric Power Co., Inc.	42,100	1,050

Tokyu Land Corp.	690,000	1,926

Toyo Seikan Kaisha Ltd.	401,000	5,914

Toyota Motor Corp.	184,600	5,914

United Urban Investment Corp.	280	1,138
Wacoal Holdings Corp.	448,000	5,192
		202,591

Malaysia – 0.2%
Sime Darby Bhd.	1,281,156	2,014

Netherlands – 2.7%

ArcelorMittal	70,930	1,435

Heineken N.V.	308,530	8,784

ING Groep N.V. – CVA	88,947	497

Koninklijke Ahold N.V.	66,795	731

Koninklijke Philips Electronics N.V. – New York Shares	98,600	1,466

Qiagen N.V. *	157,935	2,530

Royal Dutch Shell PLC ADR	182,610	7,964
Wolters Kluwer N.V.	276,912	4,495
		27,902

Norway – 0.5%

SeaDrill Ltd.	238,000	2,338
StatoilHydro ASA	194,139	3,394
		5,732

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0% – continued

Papua New Guinea – 0.2%
Lihir Gold Ltd. *	836,676	$1,902

Portugal – 0.2%
Energias de Portugal S.A.	658,679	2,287

Russia – 0.2%

Gazprom OAO ADR (London Exchange)	165,487	2,431
Gazprom OAO ADR (OTC Exchange)	5,089	76
		2,507

Singapore – 0.2%
DBS Group Holdings Ltd.	362,107	2,031

South Africa – 2.9%

Anglogold Ltd. ADR	229,820	8,448

Gold Fields Ltd.	528,338	5,945

Gold Fields Ltd. ADR	224,213	2,543

Harmony Gold Mining Co. Ltd. ADR *	146,700	1,605

Impala Platinum Holdings Ltd.	369,416	6,201

MTN Group Ltd.	305,347	3,388
Naspers Ltd., Class N	124,900	2,115
		30,245

South Korea – 2.1%

Hyundai Motor Co. Ltd.	25,280	1,022

KB Financial Group, Inc. ADR *	86,593	2,100

Korea Electric Power Corp. ADR *	352,010	3,221

KT Corp. ADR	33,392	461

POSCO ADR	19,300	1,290

Samsung Electronics Co. Ltd.	12,020	4,964
SK Telecom Co. Ltd. ADR	558,507	8,629
		21,687

Spain – 2.5%

Banco Santander S.A.	321,068	2,207

Gamesa Corp. Tecnologica S.A.	50,091	643

Iberdrola Renovables S.A. *	776,842	3,222

Iberdrola S.A.	286,862	2,014

Inditex S.A.	95,099	3,698

Red Electrica Corp. S.A.	30,679	1,197

Tecnicas Reunidas S.A.	29,652	940
Telefonica S.A.	594,576	11,872
		25,793

Sweden – 0.9%

Hennes & Mauritz AB, Class B	56,850	2,133
Telefonaktiebolaget LM Ericsson ADR, Class B	846,945	6,879
		9,012

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0% – continued

Switzerland – 6.3%

ABB Ltd. (Registered) *	299,536	$4,175

Actelion Ltd. (Registered) *	55,023	2,510

Alcon, Inc.	20,300	1,846

Credit Suisse Group A.G. (Registered)	166,101	5,033

Julius Baer Holding A.G. (Registered)	107,744	2,641

Lonza Group A.G. (Registered) *	11,007	1,087

Nestle S.A. (Registered)	472,560	15,981

Novartis A.G. (Registered)	224,777	8,476

Roche Holding A.G. (Genusschein)	66,228	9,084

SGS S.A. (Registered)	3,012	3,158

Swatch Group A.G. (Registered)	43,727	1,065

Syngenta A.G. (Registered)	9,411	1,890

Synthes, Inc.	29,920	3,326

UBS A.G. *	300,519	2,834
Zurich Financial Services A.G. (Registered)	19,677	3,102
		66,208

Taiwan – 0.9%

MediaTek, Inc.	246,000	2,329

Taiwan Semiconductor Manufacturing Co. Ltd.	2,570,920	3,915
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	305,500	2,734
		8,978

Thailand – 0.1%
Bangkok Bank PCL (Registered)	474,476	1,012

United Kingdom – 14.2%

Amec PLC	193,219	1,469

Amlin PLC	285,771	1,407

Anglo American PLC	28,983	491

Antofagasta PLC	568,937	4,106

AstraZeneca PLC	39,481	1,400

Autonomy Corp. PLC *	357,319	6,694

BAE Systems PLC	1,600,508	7,679

BG Group PLC	763,000	11,563

BP PLC	293,949	1,967

BP PLC ADR	272,524	10,928

British Sky Broadcasting Group PLC	591,685	3,672

Cadbury PLC	623,373	4,707

Cairn Energy PLC *	52,067	1,611

Capita Group PLC	575,608	5,595

Compass Group PLC	559,880	2,558

Diageo PLC	509,948	5,757

Diageo PLC	3,259	37

GlaxoSmithKline PLC	419,837	6,536

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 88.0% – continued

United Kingdom – 14.2% – continued

HSBC Holdings PLC	296,057	$1,676

International Power PLC	265,671	796

John Wood Group PLC	210,420	677

Kingfisher PLC	637,758	1,367

National Grid PLC	68,044	523

Petrofac Ltd.	179,839	1,378

Reckitt Benckiser Group PLC	237,994	8,956

Rolls-Royce Group PLC *	1,143,891	4,823

Rotork PLC	92,766	1,134

Scottish & Southern Energy PLC	233,815	3,713

Standard Chartered PLC	806,249	10,000

Treveria PLC	2,133,705	250

Tullow Oil PLC	335,562	3,857

United Utilities Group PLC	757,664	5,249

Vedanta Resources PLC	235,391	2,275

Vodafone Group PLC	7,805,908	13,635

Vodafone Group PLC ADR	368,426	6,418
WPP PLC	809,362	4,551
		149,455

United States – 1.2%

Newmont Mining Corp.	199,397	8,925
Philip Morris International, Inc.	102,326	3,641
		12,566
Total Common Stocks
(Cost $1,220,623) (2)		922,935

CONVERTIBLE PREFERRED STOCKS – 0.7%

Brazil – 0.5%
Banco Itau Holding Financeira S.A. ADR	431,544	4,695

United States – 0.2%
Lucent Technologies Capital Trust I *	8,125	2,300
Total Convertible Preferred Stocks
(Cost $7,528) (2)		6,995

PREFERRED STOCKS – 1.1%

Brazil – 0.5%

Centrais Eletricas Brasileiras S.A. ADR	294,000	3,137
Petroleo Brasileiro S.A. – Petrobras	201,266	2,487
		5,624

Germany – 0.6%

Henkel KGaA	180,748	4,912

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 1.1% – continued

Germany – 0.6% – continued
Porsche Automobil Holding S.E.	17,138	$807
		5,719
Total Preferred Stocks
(Cost $15,325) (2)		11,343

INVESTMENT COMPANIES – 7.1%

iShares MSCI Emerging Markets Index Fund	1,372,866	34,061
Northern Institutional Funds – Diversified Assets Portfolio (3)(4)	40,297,093	40,297
Total Investment Companies
(Cost $106,297)		74,358

RIGHTS – 0.1%

Ireland – 0.1%
CRH PLC *	30,137	649
Total Rights
(Cost $340)		649

WARRANTS – 0.0%

United States – 0.0%
Leap Wireless International, Inc. *	471,931	571
Total Warrants
(Cost $–)		571

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.6%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$11,660	$11,660
U.S. Treasury Bill, 0.15%, 5/14/09 (5)	15,310	15,307
Total Short-Term Investments
(Cost $26,967)		26,967

Total Investments – 99.6%
(Cost $1,377,080)		1,043,818
Other Assets less Liabilities – 0.4%		4,523
NET ASSETS – 100.0%		$1,048,341

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	At March 31, 2008, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $95,029,000 with net sales of approximately $54,732,000 during the fiscal year ended March 31, 2009.
(4)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Multi-Manager International Equity Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
E-Mini MSCI EAFE Index	530	$27,534	Long	6/09	$1,293

At March 31, 2009, the industry sectors (unaudited) for the Multi-Manager International Equity Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.8%
Consumer Staples	11.5
Energy	10.5
Financials	16.5
Health Care	7.8
Industrials	11.5
Information Technology	11.0
Materials	10.5
Telecommunication Services	7.9
Utilities	4.0

Total	100.0%

At March 31, 2009, the Multi-Manager International Equity Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
British Pound	13.6%
Euro	23.0
Japanese Yen	19.1
Swiss Franc	6.1
U.S. Dollar	23.7
All other currencies less than 5%	14.5

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the Multi-Manager International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000s)
Australian Dollar	1,511	U.S. Dollar	1,052	4/1/09	$1
British Pound	280	U.S. Dollar	398	4/1/09	(4)
Euro	197	U.S. Dollar	259	4/1/09	(3)
Japanese Yen	28,774	U.S. Dollar	293	4/1/09	4
U.S. Dollar	515	Japanese Yen	50,960	4/1/09	(1)
U.S. Dollar	108	Malaysian Ringgit	393	4/1/09	–
Japanese Yen	4,256	U.S. Dollar	43	4/2/09	–
U.S. Dollar	33	South African Rand	310	4/2/09	–
Japanese Yen	14,783	U.S. Dollar	149	4/3/09	–
U.S. Dollar	619	Japanese Yen	61,296	4/3/09	(1)

Total					$(4)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Multi-Manager International Equity Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$263,964	$1,293

Level 2	779,254	(4)

Level 3	600	–

Total	$1,043,818	$1,289

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Balance as of 3/31/08	$–	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	575	–

Net Purchases (Sales)	25	–

Transfers in and/or out of Level 3	–	–

Balance as of 3/31/09	$600	$–

* Other financial instruments include futures and forwards, if applicable.

The amount of total unrealized gain on investments in level 3 securities still held at March 31, 2009 was $575, which is included in the Statements of Operations in net change in unrealized appreciation (depreciation) on investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.3%

Aerospace/Defense – 3.2%

Boeing (The) Co.	55,000	$1,957

General Dynamics Corp.	58,844	2,447

Lockheed Martin Corp.	42,236	2,916

Northrop Grumman Corp.	54,500	2,378
Raytheon Co.	21,200	826
		10,524

Agriculture – 0.9%
Archer-Daniels-Midland Co.	106,500	2,959

Apparel – 1.6%

NIKE, Inc., Class B	67,584	3,169
Polo Ralph Lauren Corp.	50,000	2,113
		5,282

Banks – 6.6%

Bank of America Corp.	118,997	812

Bank of New York Mellon Corp.	103,100	2,913

East-West Bancorp, Inc.	51,500	235

Goldman Sachs Group (The), Inc.	40,637	4,308

JPMorgan Chase & Co.	191,768	5,097

M&T Bank Corp.	30,120	1,363

Mitsubishi UFJ Financial Group, Inc. ADR	440,000	2,165

Morgan Stanley	24,000	546

Synovus Financial Corp.	484,000	1,573

U.S. Bancorp	106,032	1,549
Zions Bancorporation	120,000	1,180
		21,741

Beverages – 1.4%

Coca-Cola (The) Co.	25,400	1,116

Diageo PLC ADR	53,000	2,372
PepsiCo, Inc.	21,900	1,127
		4,615

Biotechnology – 2.4%

Celgene Corp. *	30,000	1,332

Genzyme Corp. *	12,076	717

Gilead Sciences, Inc. *	116,881	5,414
Vertex Pharmaceuticals, Inc. *	10,500	302
		7,765

Chemicals – 3.9%

Air Products & Chemicals, Inc.	41,000	2,306

du Pont (E.I.) de Nemours & Co.	115,500	2,579

Monsanto Co.	62,346	5,181

Potash Corp. of Saskatchewan, Inc.	14,702	1,188

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.3% – continued

Chemicals – 3.9% – continued
Praxair, Inc.	21,024	$1,415
		12,669

Commercial Services – 1.3%
Mastercard, Inc., Class A	25,387	4,252

Computers – 6.8%

Apple, Inc. *	74,934	7,877

EMC Corp. of Massachusetts *	213,000	2,428

Hewlett-Packard Co.	41,900	1,343

IBM Corp.	94,302	9,137
Research In Motion Ltd. *	36,600	1,577
		22,362

Cosmetics/Personal Care – 1.2%

Colgate-Palmolive Co.	30,900	1,822
L’Oreal S.A. ADR	166,000	2,283
		4,105

Diversified Financial Services – 0.9%
Charles Schwab (The) Corp.	185,100	2,869

Electric – 2.5%

Dominion Resources, Inc. of Virginia	88,000	2,727

FPL Group, Inc.	51,000	2,587
Progress Energy, Inc.	76,200	2,763
		8,077

Electrical Components & Equipment – 0.4%

Molex, Inc.	48,000	660
Molex, Inc., Class A	60,000	758
		1,418

Electronics – 0.6%

Gentex Corp.	123,000	1,225
Thermo Fisher Scientific, Inc. *	24,400	870
		2,095

Entertainment – 0.0%
Warner Music Group Corp. *	8,300	19

Environmental Control – 0.8%
Waste Management, Inc.	102,700	2,629

Food – 5.7%

Cadbury PLC ADR	23,200	703

ConAgra Foods, Inc.	153,500	2,590

Heinz (H.J.) Co.	80,200	2,651

Hershey (The) Co.	39,920	1,387

Kellogg Co.	70,000	2,564

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.3% – continued

Food – 5.7% – continued

Kraft Foods, Inc., Class A	120,300	$2,681

Safeway, Inc.	229,900	4,642
Sysco Corp.	64,730	1,476
		18,694

Healthcare – Products – 3.9%

Alcon, Inc.	15,200	1,382

Baxter International, Inc.	105,600	5,409

Hospira, Inc. *	66,500	2,052
Johnson & Johnson	73,001	3,840
		12,683

Healthcare – Services – 1.3%

Quest Diagnostics, Inc.	59,700	2,834
Universal Health Services, Inc., Class B	41,000	1,572
		4,406

Household Products/Wares – 0.8%
Kimberly-Clark Corp.	56,000	2,582

Insurance – 2.1%

Aflac, Inc.	70,000	1,355

Allstate (The) Corp.	131,800	2,524
Travelers Cos. (The), Inc.	74,800	3,040
		6,919

Internet – 2.7%

Amazon.com, Inc. *	33,800	2,482
Google, Inc., Class A *	18,025	6,274
		8,756

Machinery – Diversified – 0.7%
Deere & Co.	68,500	2,252

Media – 0.9%

Disney (The Walt) Co.	58,100	1,055

Time Warner Cable, Inc.	9	–
Time Warner, Inc.	93,333	1,802
		2,857

Mining – 0.2%
BHP Billiton PLC ADR	20,200	799

Office/Business Equipment – 0.4%
Xerox Corp.	311,700	1,418

Oil & Gas – 5.9%

Chevron Corp.	42,100	2,831

ConocoPhillips	128,600	5,036

Marathon Oil Corp.	98,200	2,582

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.3% – continued

Oil & Gas – 5.9% – continued

Occidental Petroleum Corp.	17,300	$963

Petroleo Brasileiro S.A. ADR	47,051	1,434

Questar Corp.	62,500	1,839

Southwestern Energy Co. *	30,900	917

Transocean Ltd. *	53,060	3,122
XTO Energy, Inc.	19,200	588
		19,312

Oil & Gas Services – 0.9%

Schlumberger Ltd.	23,100	938
Weatherford International Ltd. *	195,000	2,159
		3,097

Pharmaceuticals – 8.8%

Abbott Laboratories	61,467	2,932

Bristol-Myers Squibb Co.	135,700	2,975

Cardinal Health, Inc.	79,200	2,493

Lilly (Eli) & Co.	72,000	2,406

Medco Health Solutions, Inc. *	35,400	1,463

Merck & Co., Inc.	102,200	2,734

Mylan, Inc. *	43,600	585

Pfizer, Inc.	189,900	2,586

Roche Holding A.G. ADR	69,940	2,406

Schering-Plough Corp.	87,273	2,055

Shire PLC ADR	16,290	585

Teva Pharmaceutical Industries Ltd. ADR	48,700	2,194
Wyeth	84,400	3,633
		29,047

Retail – 9.0%

Chipotle Mexican Grill, Inc., Class B *	7,648	438

Costco Wholesale Corp.	77,220	3,577

CVS Caremark Corp.	206,246	5,670

Gap (The), Inc.	231,600	3,008

Home Depot (The), Inc.	110,000	2,592

Lowe’s Cos., Inc.	82,706	1,509

McDonald’s Corp.	94,713	5,168

Penney (J.C.) Co., Inc.	85,000	1,706

Staples, Inc.	12,700	230

Wal-Mart Stores, Inc.	84,803	4,418
Yum! Brands, Inc.	43,504	1,196
		29,512

Semiconductors – 2.0%

Applied Materials, Inc.	61,400	660

Intel Corp.	254,800	3,835

Kla-Tencor Corp.	16,600	332

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.3% – continued

Semiconductors – 2.0% – continued
Texas Instruments, Inc.	112,000	$1,849
		6,676

Software – 2.6%

Adobe Systems, Inc. *	154,800	3,311

Microsoft Corp.	61,100	1,122
Oracle Corp. *	228,600	4,131
		8,564

Telecommunications – 5.1%

AT&T, Inc.	108,100	2,724

Cisco Systems, Inc. *	144,200	2,418

Motorola, Inc.	448,900	1,899

QUALCOMM, Inc.	123,739	4,815

Verizon Communications, Inc.	88,400	2,670
Vodafone Group PLC ADR	125,500	2,186
		16,712

Toys Games & Hobbies – 0.7%
Mattel, Inc.	203,300	2,344

Transportation – 1.1%

Norfolk Southern Corp.	34,163	1,153
Union Pacific Corp.	63,911	2,627
		3,780
Total Common Stocks
(Cost $358,711)		293,791

CONVERTIBLE PREFERRED STOCKS – 0.0%

Banks – 0.0%
East West Bancorp, Inc. *	268	88
Total Convertible Preferred Stocks
(Cost $268)		88

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.2%

Banks – 0.2%
Wells Fargo & Co. (Depository Shares) *	34,675	$540
Total Preferred Stocks
(Cost $575)		540

INVESTMENT COMPANIES – 10.8%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	35,424,486	35,425
Total Investment Companies
(Cost $35,424)		35,425

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.2%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$4,650	$4,650
U.S. Treasury Bill, 0.17%, 5/14/09 (3)	2,715	2,715
Total Short-Term Investments
(Cost $7,365)		7,365

Total Investments – 102.5%
(Cost $402,343)		337,209
Liabilities less Other Assets – (2.5)%		(8,184)
NET ASSETS – 100.0%		$329,025

(1)	At March 31, 2008, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $15,194,000 with net purchases of approximately $20,231,000 during the fiscal year ended March 31, 2009.
(2)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Multi-Manager Large Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
S&P 500	37	$7,352	Long	6/09	$706

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the industry sectors (unaudited) for the Multi-Manager Large Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.8%
Consumer Staples	15.6
Energy	7.1
Financials	11.0
Health Care	18.8
Industrials	6.6
Information Technology	20.6
Materials	4.6
Telecommunication Services	2.6
Utilities	3.3

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Multi-Manager Large Cap Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$329,844	$706

Level 2	7,365	–

Level 3	–	–

Total	$337,209	$706

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3%

Aerospace/Defense – 1.6%

Goodrich Corp.	30,400	$1,152

L-3 Communications Holdings, Inc.	52,330	3,548
Spirit Aerosystems Holdings, Inc., Class A *	120,600	1,202
		5,902

Agriculture – 1.6%

Archer-Daniels-Midland Co.	122,100	3,392

Bunge Ltd.	18,100	1,025
Lorillard, Inc.	27,400	1,692
		6,109

Airlines – 0.6%

Continental Airlines, Inc., Class B *	150,200	1,323
Skywest, Inc.	82,100	1,022
		2,345

Apparel – 0.9%

Coach, Inc. *	31,145	520

Jones Apparel Group, Inc.	42,900	181

VF Corp.	13,300	760
Warnaco Group (The), Inc. *	78,100	1,874
		3,335

Auto Manufacturers – 0.3%
Navistar International Corp. *	36,400	1,218

Auto Parts & Equipment – 0.1%

ArvinMeritor, Inc.	66,600	52
Goodyear Tire & Rubber (The) Co. *	20,400	128
		180

Banks – 2.5%

Banco Latinoamericano de Exportaciones S.A., Class E	42,000	393

BB&T Corp.	11,300	191

Comerica, Inc.	30,800	564

Huntington Bancshares, Inc. of Ohio	154,700	257

KeyCorp	43,200	340

Morgan Stanley	49,400	1,125

Prosperity Bancshares, Inc.	21,000	574

Regions Financial Corp.	111,000	473

Signature Bank of New York *	57,800	1,632
State Street Corp.	126,400	3,891
		9,440

Beverages – 2.0%

Coca-Cola Enterprises, Inc.	220,300	2,906

Hansen Natural Corp. *	73,377	2,642

Pepsi Bottling Group, Inc.	67,500	1,494

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Beverages – 2.0% – continued
PepsiAmericas, Inc.	37,400	$645
		7,687

Biotechnology – 1.6%

Genzyme Corp. *	30,500	1,811

InterMune, Inc. *	21,800	358

Life Technologies Corp. *	83,900	2,725
Vertex Pharmaceuticals, Inc. *	42,100	1,210
		6,104

Chemicals – 2.1%

Celanese Corp., Class A	170,400	2,278

Lubrizol Corp.	20,800	708

NewMarket Corp.	18,300	811

PolyOne Corp. *	112,700	260

PPG Industries, Inc.	22,800	841

RPM International, Inc.	25,900	330

Schulman (A.), Inc.	30,200	409

Sigma-Aldrich Corp.	17,080	646
Terra Industries, Inc.	60,600	1,702
		7,985

Coal – 0.5%
Walter Industries, Inc.	86,000	1,967

Commercial Services – 5.4%

Advance America Cash Advance Centers, Inc.	116,100	196

Alliance Data Systems Corp. *	37,400	1,382

Capella Education Co. *	15,300	811

Donnelley (R.R.) & Sons Co.	64,900	476

Global Payments, Inc.	45,285	1,513

Huron Consulting Group, Inc. *	24,045	1,020

K12, Inc. *	88,300	1,228

Manpower, Inc.	13,030	411

Mastercard, Inc., Class A	10,825	1,813

Morningstar, Inc. *	27,090	925

Quanta Services, Inc. *	95,800	2,055

Resources Connection, Inc. *	118,900	1,793

SAIC, Inc. *	129,200	2,412

Strayer Education, Inc.	22,450	4,038
United Rentals, Inc. *	11,720	49
		20,122

Computers – 3.8%

Cognizant Technology Solutions Corp., Class A *	74,835	3,743

Computer Sciences Corp. *	48,300	1,779

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Computers – 3.8% – continued

IHS, Inc., Class A *	30,785	$1,268

Lexmark International, Inc., Class A *	50,800	857

Micros Systems, Inc. *	67,505	1,266

NCR Corp. *	105,800	841

Research In Motion Ltd. *	29,500	1,271

Seagate Technology	108,000	649

Sun Microsystems, Inc. *	95,900	702

Synopsys, Inc. *	45,000	933
Western Digital Corp. *	48,000	928
		14,237

Cosmetics/Personal Care – 0.2%
Alberto-Culver Co.	31,695	717

Distribution/Wholesale – 1.6%

Fastenal Co.	51,925	1,670

Ingram Micro, Inc., Class A *	99,700	1,260
LKQ Corp. *	203,440	2,903
		5,833

Diversified Financial Services – 2.5%

Affiliated Managers Group, Inc. *	16,990	709

AmeriCredit Corp. *	41,200	241

Ameriprise Financial, Inc.	38,300	785

CIT Group, Inc.	59,100	169

Eaton Vance Corp.	25,750	588

Financial Federal Corp.	20,500	434

IntercontinentalExchange, Inc. *	14,500	1,080

Invesco Ltd.	211,030	2,925

Nasdaq OMX Group (The), Inc. *	46,700	914

Price (T. Rowe) Group, Inc.	27,800	802
Raymond James Financial, Inc.	44,200	871
		9,518

Electric – 6.3%

Alliant Energy Corp.	58,900	1,454

Ameren Corp.	19,000	441

American Electric Power Co., Inc.	25,100	634

CMS Energy Corp.	343,800	4,071

DTE Energy Co.	49,900	1,382

Hawaiian Electric Industries, Inc.	78,900	1,084

Mirant Corp. *	97,500	1,112

Northeast Utilities	94,500	2,040

NorthWestern Corp.	40,400	868

NRG Energy, Inc. *	90,700	1,596

NSTAR	52,200	1,664

NV Energy, Inc.	277,000	2,601

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Electric – 6.3% – continued

Pepco Holdings, Inc.	45,300	$565

Pinnacle West Capital Corp.	28,400	754

SCANA Corp.	33,000	1,020
Xcel Energy, Inc.	139,200	2,593
		23,879

Electrical Components & Equipment – 0.4%

Ametek, Inc.	36,190	1,132
Hubbell, Inc., Class B	19,600	528
		1,660

Electronics – 1.1%

Amphenol Corp., Class A	58,640	1,671

Flir Systems, Inc. *	62,850	1,287

Sanmina-SCI Corp. *	58,200	18

Technitrol, Inc.	33,600	57

Trimble Navigation Ltd. *	63,780	974
Vishay Intertechnology, Inc. *	76,700	267
		4,274

Engineering & Construction – 0.3%
Shaw Group (The), Inc. *	36,800	1,009

Entertainment – 0.2%
DreamWorks Animation SKG, Inc., Class A *	29,600	641

Environmental Control – 1.1%

Clean Harbors, Inc. *	42,000	2,016
Stericycle, Inc. *	41,025	1,958
		3,974

Food – 2.7%

ConAgra Foods, Inc.	88,200	1,488

Dean Foods Co. *	37,400	676

Del Monte Foods Co.	86,864	633

Flowers Foods, Inc.	54,055	1,269

Fresh Del Monte Produce, Inc. *	168,400	2,765

Kroger (The) Co.	40,600	862

Safeway, Inc.	67,300	1,359

Seaboard Corp.	191	193
SUPERVALU, Inc.	67,800	968
		10,213

Forest Products & Paper – 0.1%
International Paper Co.	40,300	284

Gas – 0.8%

AGL Resources, Inc.	21,900	581

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Gas – 0.8% – continued

Centerpoint Energy, Inc.	50,400	$525
Sempra Energy	38,600	1,785
		2,891

Hand/Machine Tools – 0.8%

Black & Decker Corp.	29,500	931

Lincoln Electric Holdings, Inc.	23,515	745
Snap-On, Inc.	59,800	1,501
		3,177

Healthcare – Products – 3.0%

Bard (C.R.), Inc.	21,435	1,709

Dentsply International, Inc.	47,665	1,280

IDEXX Laboratories, Inc. *	40,365	1,396

Intuitive Surgical, Inc. *	15,500	1,478

Kinetic Concepts, Inc. *	41,300	872

ResMed, Inc. *	29,835	1,054

Stryker Corp.	30,170	1,027

Thoratec Corp. *	40,600	1,043
Varian Medical Systems, Inc. *	47,925	1,459
		11,318

Healthcare – Services – 1.4%

CIGNA Corp.	33,300	586

Covance, Inc. *	31,465	1,121

Coventry Health Care, Inc. *	55,400	717

Lincare Holdings, Inc. *	26,200	571

Magellan Health Services, Inc. *	31,300	1,141

Psychiatric Solutions, Inc. *	39,800	626
Universal Health Services, Inc., Class B	17,300	663
		5,425

Home Builders – 0.5%
D.R. Horton, Inc.	195,900	1,900

Home Furnishings – 0.5%

Ethan Allen Interiors, Inc.	36,600	412
Whirlpool Corp.	50,500	1,494
		1,906

Household Products/Wares – 0.6%

American Greetings Corp., Class A	31,900	162

Blyth, Inc.	12,175	318

Church & Dwight, Inc.	31,960	1,669
Jarden Corp. *	1,679	21
		2,170

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Insurance – 8.1%

ACE Ltd.	40,500	$1,636

Aflac, Inc.	30,500	591

Alleghany Corp. *	2,954	800

Allied World Assurance Co. Holdings Ltd.	11,890	452

Allstate (The) Corp.	42,800	820

American Financial Group, Inc. of Ohio	57,553	924

AON Corp.	69,000	2,817

Arch Capital Group Ltd. *	55,700	3,000

Aspen Insurance Holdings Ltd.	60,200	1,352

Assurant, Inc.	11,300	246

Chubb Corp.	38,900	1,646

Cincinnati Financial Corp.	30,200	691

eHealth, Inc. *	87,800	1,406

Endurance Specialty Holdings Ltd.	23,500	586

Everest Re Group Ltd.	23,100	1,636

Fidelity National Financial, Inc., Class A	130,700	2,550

Genworth Financial, Inc., Class A	35,900	68

IPC Holdings Ltd.	42,100	1,138

Lincoln National Corp.	14,400	96

Montpelier Re Holdings Ltd.	33,200	430

PartnerRe Ltd.	12,300	763

Presidential Life Corp.	44,400	346

Tower Group, Inc.	62,400	1,537

Unum Group	351,700	4,396

W.R. Berkley Corp.	25,200	568
XL Capital Ltd., Class A	22,700	124
		30,619

Internet – 2.5%

Baidu, Inc. ADR *	13,600	2,402

Ctrip.com International Ltd. ADR	50,900	1,395

eBay, Inc. *	63,200	794

McAfee, Inc. *	54,320	1,820

MercadoLibre, Inc. *	80,456	1,492
Symantec Corp. *	96,200	1,437
		9,340

Investment Companies – 0.0%
Allied Capital Corp.	31,500	50

Iron/Steel – 0.4%

Carpenter Technology Corp.	29,500	417

Nucor Corp.	10,500	401
Reliance Steel & Aluminum Co.	30,100	792
		1,610

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Leisure Time – 0.5%

Brunswick Corp.	50,300	$174

Harley-Davidson, Inc.	76,500	1,024
Polaris Industries, Inc.	32,600	699
		1,897

Machinery – Construction & Mining – 0.1%
Terex Corp. *	26,200	242

Machinery – Diversified – 1.3%

Flowserve Corp.	21,800	1,223

IDEX Corp.	59,125	1,293

Rockwell Automation, Inc.	33,800	738
Roper Industries, Inc.	41,830	1,776
		5,030

Media – 0.9%

Belo Corp., Class A	43,800	27

DISH Network Corp., Class A *	47,700	530

FactSet Research Systems, Inc.	21,650	1,082

Gannett Co., Inc.	27,800	61

News Corp., Class A	43,300	287
Shaw Communications, Inc., Class B	82,300	1,247
		3,234

Metal Fabrication/Hardware – 0.3%

Mueller Industries, Inc.	22,400	486
Timken (The) Co.	37,700	526
		1,012

Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc.	24,200	922

Miscellaneous Manufacturing – 2.4%

Cooper Industries Ltd., Class A	43,100	1,114

Crane Co.	28,600	483

Donaldson Co., Inc.	39,070	1,049

EnPro Industries, Inc. *	27,300	467

Parker Hannifin Corp.	34,300	1,165

SPX Corp.	72,900	3,427
Tyco International Ltd.	69,100	1,352
		9,057

Office Furnishings – 0.2%
Steelcase, Inc., Class A	110,900	556

Office/Business Equipment – 0.3%
Xerox Corp.	238,200	1,084

Oil & Gas – 3.7%

Cimarex Energy Co.	11,400	209

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Oil & Gas – 3.7% – continued

Frontier Oil Corp.	30,600	$391

Holly Corp.	26,500	562

Noble Corp.	67,800	1,633

Noble Energy, Inc.	28,400	1,530

Patterson-UTI Energy, Inc.	49,200	441

Plains Exploration & Production Co. *	62,700	1,080

Southwestern Energy Co. *	66,580	1,977

Sunoco, Inc.	25,400	673

Tesoro Corp.	51,800	698

Valero Energy Corp.	132,300	2,368

Whiting Petroleum Corp. *	27,700	716
XTO Energy, Inc.	48,975	1,500
		13,778

Oil & Gas Services – 2.2%

Core Laboratories N.V.	22,200	1,624

FMC Technologies, Inc. *	42,480	1,333

National-Oilwell Varco, Inc. *	37,900	1,088

Oceaneering International, Inc. *	47,200	1,740

SEACOR Holdings, Inc. *	8,900	519
Smith International, Inc.	98,590	2,118
		8,422

Packaging & Containers – 0.7%

Crown Holdings, Inc. *	92,200	2,096
Sonoco Products Co.	21,700	455
		2,551

Pharmaceuticals – 3.7%

AmerisourceBergen Corp.	41,400	1,352

Forest Laboratories, Inc. *	52,300	1,148

Herbalife Ltd.	41,500	622

Isis Pharmaceuticals, Inc. *	48,500	728

King Pharmaceuticals, Inc. *	78,200	553

Medicis Pharmaceutical Corp., Class A	50,000	618

Mylan, Inc. *	316,200	4,240

Omnicare, Inc.	98,000	2,400

Watson Pharmaceuticals, Inc. *	54,600	1,699
Xenoport, Inc. *	18,900	366
		13,726

Pipelines – 0.4%
Spectra Energy Corp.	108,300	1,531

Real Estate Investment Trusts – 3.2%

Annaly Capital Management, Inc.	54,100	750

Capstead Mortgage Corp.	45,100	485

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Real Estate Investment Trusts – 3.2% – continued

Digital Realty Trust, Inc.	117,000	$3,882

FelCor Lodging Trust, Inc.	26,600	36

Health Care REIT, Inc.	65,900	2,016

Hospitality Properties Trust	44,000	528

HRPT Properties Trust	149,300	476

Liberty Property Trust	31,500	597

Medical Properties Trust, Inc.	62,500	228

National Health Investors, Inc.	20,000	538

National Retail Properties, Inc.	117,400	1,860

Parkway Properties, Inc. of Maryland	21,200	218

RAIT Financial Trust	24,700	30
Sunstone Hotel Investors, Inc.	81,476	214
		11,858

Retail – 5.7%

Advance Auto Parts, Inc.	49,600	2,038

Best Buy Co., Inc.	25,300	960

Bob Evans Farms, Inc.	22,700	509

Brinker International, Inc.	73,700	1,113

Chipotle Mexican Grill, Inc., Class B *	16,300	934

Darden Restaurants, Inc.	86,600	2,967

Dick’s Sporting Goods, Inc. *	93,345	1,332

Gap (The), Inc.	117,000	1,520

Kohl’s Corp. *	21,700	918

O’Reilly Automotive, Inc. *	75,435	2,641

Panera Bread Co., Class A *	39,070	2,184

PetSmart, Inc.	43,000	901

RadioShack Corp.	87,700	752

Ross Stores, Inc.	27,100	972

Ruby Tuesday, Inc. *	71,600	209
Tractor Supply Co. *	40,625	1,465
		21,415

Savings & Loans – 0.7%

Hudson City Bancorp, Inc.	142,200	1,662
People’s United Financial, Inc.	63,300	1,138
		2,800

Semiconductors – 0.6%

Cavium Networks, Inc. *	81,905	945

MKS Instruments, Inc. *	32,900	483
Semtech Corp. *	56,400	753
		2,181

Software – 5.5%

Adobe Systems, Inc. *	56,930	1,218

ANSYS, Inc. *	114,415	2,872

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Software – 5.5% – continued

Cerner Corp. *	44,705	$1,966

Check Point Software Technologies *	99,100	2,201

Citrix Systems, Inc. *	68,200	1,544

Concur Technologies, Inc. *	33,700	647

Electronic Arts, Inc. *	56,200	1,022

Fiserv, Inc. *	40,210	1,466

Intuit, Inc. *	67,085	1,811

MSCI, Inc. Class A *	35,746	604

Nuance Communications, Inc. *	74,100	805

Salesforce.com, Inc. *	51,300	1,679

Solera Holdings, Inc. *	49,900	1,237
VMware, Inc., Class A *	75,202	1,776
		20,848

Telecommunications – 2.7%

3Com Corp. *	319,000	986

Amdocs Ltd. *	69,570	1,288

CenturyTel, Inc.	21,900	616

Clearwire Corp., Class A *	239,900	1,236

Embarq Corp.	16,700	632

Infinera Corp. *	144,554	1,070

NTELOS Holdings Corp.	205,500	3,728

RF Micro Devices, Inc. *	158,900	211
USA Mobility, Inc.	41,200	379
		10,146

Toys Games & Hobbies – 0.2%
Hasbro, Inc.	34,800	872

Transportation – 2.7%

C.H. Robinson Worldwide, Inc.	64,630	2,948

Expeditors International of Washington, Inc.	100,745	2,850

Kansas City Southern *	94,200	1,197

Overseas Shipholding Group, Inc.	21,900	496

Pacer International, Inc.	48,800	171

Ryder System, Inc.	25,200	713

Tidewater, Inc.	30,700	1,140
UTI Worldwide, Inc.	58,300	697
		10,212
Total Common Stocks
(Cost $490,092)		362,413

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.3%
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	12,524,352	$12,524
Total Investment Companies
(Cost $12,524)		12,524

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.8%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$4,990	$4,990
U.S. Treasury Bill, 0.13%, 5/14/09 (3)	1,645	1,645
Total Short-Term Investments
(Cost $6,635)		6,635

Total Investments – 101.4%
(Cost $509,251)		381,572
Liabilities less Other Assets – (1.4)%		(5,355)
NET ASSETS – 100.0%		$376,217

(1)	At March 31, 2008, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $3,735,000 with net purchases of approximately $8,789,000 during the fiscal year ended March 31, 2009.
(2)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At March 31, 2009, the Multi-Manager Mid Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
S&P Midcap 400 E-mini	139	$6,782	Long	6/09	$813

At March 31, 2009, the industry sectors (unaudited) for the Multi-Manager Mid Cap Fund were:

INDUS TRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.7%
Consumer Staples	7.4
Energy	7.5
Financials	17.7
Health Care	10.4
Industrials	13.9
Information Technology	16.5
Materials	3.7
Telecommunication Services	1.8
Utilities	7.4

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Multi-Manager Mid Cap Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$374,937	$813

Level 2	6,635	–

Level 3	–	–

Total	$381,572	$813

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6%

Apparel – 0.8%

Under Armour, Inc., Class A *	24,610	$404

Volcom, Inc. *	67,000	650
Warnaco Group (The), Inc. *	30,368	729
		1,783

Auto Parts & Equipment – 0.2%
ATC Technology Corp. *	49,000	549

Banks – 5.5%

Boston Private Financial Holdings, Inc.	202,000	709

Cathay General Bancorp	64,500	673

CVB Financial Corp.	95,500	633

First Financial Bankshares, Inc.	14,900	718

First Merchants Corp.	20,100	217

International Bancshares Corp.	63,000	491

Lakeland Bancorp, Inc.	30,332	244

MainSource Financial Group, Inc.	67,200	540

MB Financial, Inc.	44,100	600

Pennsylvania Commerce Bancorp, Inc. *	19,500	359

Republic Bancorp, Inc., Class A	29,600	553

S & T Bancorp, Inc.	27,000	573

Santander BanCorp	10,003	79

Sierra Bancorp	31,800	309

Signature Bank of New York *	41,638	1,175

Sterling Bancorp of New York	60,980	604

Synovus Financial Corp.	155,500	505

Tompkins Financial Corp.	12,300	529

Trico Bancshares	37,700	631

UMB Financial Corp.	11,600	493

United Bankshares, Inc.	40,100	691
Zions Bancorporation	127,000	1,248
		12,574

Beverages – 0.6%
Green Mountain Coffee Roasters, Inc. *	28,729	1,379

Biotechnology – 3.0%

Alexion Pharmaceuticals, Inc. *	34,151	1,286

Bio-Rad Laboratories, Inc., Class A *	14,500	956

Illumina, Inc. *	55,312	2,060

Life Technologies Corp. *	40,681	1,321

Millipore Corp. *	7,408	425

Myriad Genetics, Inc. *	8,543	388
OSI Pharmaceuticals, Inc. *	13,871	531
		6,967

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Building Materials – 1.0%

Comfort Systems USA, Inc.	80,100	$831

Eagle Materials, Inc.	42,866	1,039
Gibraltar Industries, Inc.	107,600	508
		2,378

Chemicals – 0.6%

Minerals Technologies, Inc.	6,400	205

Quaker Chemical Corp.	50,900	404
Schulman (A.), Inc.	55,200	748
		1,357

Commercial Services – 9.4%

Aegean Marine Petroleum Network, Inc.	40,263	674

Alliance Data Systems Corp. *	12,194	451

AMN Healthcare Services, Inc. *	147,000	750

Capella Education Co. *	32,717	1,734

Chemed Corp.	28,500	1,109

Coinstar, Inc. *	32,780	1,074

Corinthian Colleges, Inc. *	37,154	723

Deluxe Corp.	62,300	600

DeVry, Inc.	21,807	1,051

Emergency Medical Services Corp., Class A *	33,500	1,052

Euronet Worldwide, Inc. *	47,180	616

FTI Consulting, Inc. *	12,980	642

Global Payments, Inc.	29,450	984

HMS Holdings Corp. *	20,050	660

Huron Consulting Group, Inc. *	41,109	1,744

K12, Inc. *	51,285	713

Live Nation, Inc. *	169,800	453

Monster Worldwide, Inc. *	60,187	490

Morningstar, Inc. *	19,620	670

New Oriental Education & Technology

Group ADR *	9,342	469

Resources Connection, Inc. *	66,500	1,003

Ritchie Bros. Auctioneers	31,200	580

SAIC, Inc. *	39,928	745

Strayer Education, Inc.	3,787	681

VistaPrint Ltd. *	64,964	1,786
WNS Holdings Ltd. ADR *	37,840	197
		21,651

Computers – 4.0%

Agilysys, Inc.	115,200	495

CACI International, Inc., Class A *	56,990	2,080

CIBER, Inc. *	202,117	552

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Computers – 4.0% – continued

Cognizant Technology Solutions Corp., Class A *	46,485	$966

Electronics for Imaging, Inc. *	109,500	1,073

Henry (Jack) & Associates, Inc.	25,400	414

IHS, Inc., Class A *	28,451	1,172

Insight Enterprises, Inc. *	101,000	309

MTS Systems Corp.	42,100	958

NetApp, Inc. *	33,640	499

Radisys Corp. *	57,366	348
Unisys Corp. *	440,000	233
		9,099

Cosmetics/Personal Care – 0.1%
Inter Parfums, Inc.	56,853	331

Distribution/Wholesale – 1.7%

Huttig Building Products, Inc. *	86,500	33

Owens & Minor, Inc.	28,600	948

School Specialty, Inc. *	46,500	818

United Stationers, Inc. *	42,000	1,179
Watsco, Inc.	25,600	871
		3,849

Diversified Financial Services – 1.9%

Affiliated Managers Group, Inc. *	41,583	1,734

BGC Partners, Inc., Class A	142,400	315

Greenhill & Co., Inc.	19,444	1,436
Portfolio Recovery Associates, Inc. *	36,780	987
		4,472

Electric – 2.8%

Black Hills Corp.	66,300	1,186

CH Energy Group, Inc.	21,600	1,013

El Paso Electric Co. *	61,000	859

ITC Holdings Corp.	14,207	620

NorthWestern Corp.	51,700	1,111

Pike Electric Corp. *	93,000	860
PNM Resources, Inc.	85,600	707
		6,356

Electrical Components & Equipment – 1.3%

Ametek, Inc.	44,000	1,376

Belden, Inc.	35,600	445

EnerSys *	54,300	658
General Cable Corp. *	21,266	422
		2,901

	NUMBER OF SHARES	VALUE (000s)
COMMON ST OCKS – 93.6% – continued

Electronics – 1.8%

Benchmark Electronics, Inc. *	36,100	$404

Dolby Laboratories, Inc., Class A *	44,901	1,532

Jabil Circuit, Inc.	125,000	695

Plexus Corp. *	62,000	857
Watts Water Technologies, Inc., Class A	31,500	616
		4,104

Engineering & Construction – 0.5%

EMCOR Group, Inc. *	53,300	915
Granite Construction, Inc.	7,000	263
		1,178

Entertainment – 0.9%

Lions Gate Entertainment Corp. *	121,990	616
Scientific Games Corp., Class A *	122,430	1,483
		2,099

Environmental Control – 0.3%
Stericycle, Inc. *	15,094	720

Food – 2.6%

Flowers Foods, Inc.	84,000	1,972

J & J Snack Foods Corp.	38,030	1,315

Ralcorp Holdings, Inc. *	24,000	1,293

Smart Balance, Inc. *	124,160	750
United Natural Foods, Inc. *	36,400	691
		6,021

Forest Products & Paper – 0.6%

Glatfelter	108,000	674

Neenah Paper, Inc.	63,000	229
Wausau Paper Corp.	98,800	519
		1,422

Gas – 0.4%

Nicor, Inc.	10,400	346
Piedmont Natural Gas Co., Inc.	20,900	541
		887

Hand/Machine Tools – 0.3%
Regal-Beloit Corp.	25,528	782

Healthcare – Products – 5.3%

American Medical Systems Holdings, Inc. *	55,600	620

CardioNet, Inc. *	29,280	822

Conceptus, Inc. *	66,512	782

Cooper Cos. (The), Inc.	29,500	780

Haemonetics Corp. of Massachusetts *	17,800	980

ICU Medical, Inc. *	41,150	1,322

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Healthcare – Products – 5.3% – continued

Immucor, Inc. *	24,276	$611

Integra LifeSciences Holdings Corp. *	44,870	1,110

Intuitive Surgical, Inc. *	5,393	514

Kensey Nash Corp. *	35,740	760

NuVasive, Inc. *	50,589	1,587

Qiagen N.V. *	25,827	412

ResMed, Inc. *	32,883	1,162

SurModics, Inc. *	27,640	504
Thoratec Corp. *	9,310	239
		12,205

Healthcare – Services – 2.9%

Air Methods Corp. *	43,260	732

Amedisys, Inc. *	24,500	673

AMERIGROUP Corp. *	15,900	438

Centene Corp. *	26,200	472

Covance, Inc. *	16,500	588

Genoptix, Inc. *	29,890	815

Gentiva Health Services, Inc. *	38,000	578

Icon PLC ADR *	43,010	695

Magellan Health Services, Inc. *	25,000	911
Psychiatric Solutions, Inc. *	51,120	804
		6,706

Home Builders – 0.3%
Thor Industries, Inc.	44,000	687

Home Furnishings – 0.6%
DTS, Inc. *	59,880	1,441

Household Products/Wares – 0.4%

American Greetings Corp., Class A	55,000	279
Jarden Corp. *	44,370	562
		841

Insurance – 3.1%

Aspen Insurance Holdings Ltd.	37,100	833

Harleysville Group, Inc.	17,900	570

Hartford Financial Services Group, Inc.	77,500	608

Horace Mann Educators Corp.	108,500	908

National Interstate Corp.	13,797	233

Platinum Underwriters Holdings Ltd.	25,400	720

RLI Corp.	13,300	668

SeaBright Insurance Holdings, Inc. *	50,300	526

Selective Insurance Group, Inc.	118,900	1,446
Zenith National Insurance Corp.	28,400	685
		7,197

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Internet – 4.2%

Akamai Technologies, Inc. *	23,718	$460

Constant Contact, Inc. *	34,050	476

CyberSource Corp. *	98,080	1,453

DealerTrack Holdings, Inc. *	105,000	1,376

Equinix, Inc. *	9,932	558

GigaMedia Ltd. *	163,600	903

j2 Global Communications, Inc. *	42,230	924

NetFlix, Inc. *	13,654	586

Priceline.com, Inc. *	20,749	1,635

SonicWALL, Inc. *	51,600	230

United Online, Inc.	107,940	481
ValueClick, Inc. *	74,750	636
		9,718

Iron/Steel – 0.2%
Olympic Steel, Inc.	22,600	343

Leisure Time – 0.6%

Polaris Industries, Inc.	33,100	710
WMS Industries, Inc. *	26,570	555
		1,265

Machinery – Diversified – 0.7%

IDEX Corp.	47,777	1,045
Wabtec Corp.	17,312	457
		1,502

Media – 0.8%

Central European Media Enterprises Ltd., Class A *	50,000	573
DG FastChannel, Inc. *	61,060	1,146
		1,719

Mining – 0.2%
Compass Minerals International, Inc.	8,200	462

Miscellaneous Manufacturing – 1.2%

Acuity Brands, Inc.	37,600	847

EnPro Industries, Inc. *	38,100	652

Hexcel Corp. *	99,500	654
Matthews International Corp., Class A	24,020	692
		2,845

Oil & Gas – 2.7%

Arena Resources, Inc. *	29,566	753

Bill Barrett Corp. *	12,300	274

Carrizo Oil & Gas, Inc. *	30,210	268

Comstock Resources, Inc. *	13,400	399

Concho Resources, Inc. *	65,619	1,679

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Oil & Gas – 2.7% – continued

Continental Resources, Inc. *	15,830	$336

EXCO Resources, Inc. *	37,866	379

Petrohawk Energy Corp. *	30,570	588

Quicksilver Resources, Inc. *	125,500	695
Whiting Petroleum Corp. *	30,084	778
		6,149

Oil & Gas Services – 1.5%

Core Laboratories N.V.	7,717	564

Hornbeck Offshore Services, Inc. *	25,900	395

Lufkin Industries, Inc.	21,700	822

Oceaneering International, Inc. *	38,000	1,401
Tetra Technologies, Inc. *	108,500	353
		3,535

Packaging & Containers – 0.3%
Silgan Holdings, Inc.	11,000	578

Pharmaceuticals – 1.7%

Auxilium Pharmaceuticals, Inc. *	21,470	595

Catalyst Health Solutions, Inc. *	39,250	778

Cephalon, Inc. *	12,563	856

Isis Pharmaceuticals, Inc. *	28,402	426

Onyx Pharmaceuticals, Inc. *	21,376	610

Par Pharmaceutical Cos., Inc. *	28,000	265
Viropharma, Inc. *	76,200	400
		3,930

Real Estate Investment Trusts – 2.2%

Anworth Mortgage Asset Corp.	70,200	430

Extra Space Storage, Inc.	95,400	526

Inland Real Estate Corp.	82,200	583

LaSalle Hotel Properties	119,000	695

Lexington Realty Trust	203,700	485

Pennsylvania Real Estate Investment Trust	129,100	458

PS Business Parks, Inc.	15,100	556

Sunstone Hotel Investors, Inc.	128,337	338

U-Store-It Trust	171,500	346
Washington Real Estate Investment Trust	32,800	568
		4,985

Retail – 8.1%

Aeropostale, Inc. *	37,910	1,007

American Eagle Outfitters, Inc.	74,659	914

Bob Evans Farms, Inc.	47,700	1,069

Borders Group, Inc. *	606,000	382

Buffalo Wild Wings, Inc. *	14,434	528

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Retail – 8.1% – continued

Cash America International, Inc.	23,400	$366

Cato (The) Corp., Class A	60,400	1,104

Copart, Inc. *	24,000	712

Darden Restaurants, Inc.	13,721	470

Dollar Tree Stores, Inc. *	8,483	378

Finish Line (The), Inc., Class A	38,500	255

GameStop Corp., Class A *	42,310	1,185

Genesco, Inc. *	33,600	633

Group 1 Automotive, Inc.	57,000	796

Guess?, Inc.	48,856	1,030

Gymboree Corp. *	43,000	918

Jos. A. Bank Clothiers, Inc. *	49,500	1,377

Nu Skin Enterprises, Inc., Class A	62,137	652

P.F. Chang’s China Bistro, Inc. *	18,816	430

Panera Bread Co., Class A *	8,945	500

Papa John’s International, Inc. *	52,000	1,189

Phillips-Van Heusen Corp.	30,293	687

Tractor Supply Co. *	30,300	1,093

Ulta Salon Cosmetics & Fragrance, Inc. *	62,700	415
World Fuel Services Corp.	20,600	652
		18,742

Savings & Loans – 0.3%

Flushing Financial Corp.	52,000	313
Provident New York Bancorp	30,200	258
		571

Semiconductors – 3.8%

Entegris, Inc. *	912,000	784

Lam Research Corp. *	51,626	1,175

Macrovision Solutions Corp. *	34,683	617

Microchip Technology, Inc.	30,609	649

PMC - Sierra, Inc. *	123,210	786

Power Integrations, Inc.	30,469	524

Silicon Laboratories, Inc. *	84,172	2,222

Varian Semiconductor Equipment Associates, Inc. *	45,500	986
Xilinx, Inc.	56,136	1,076
		8,819

Software – 6.6%

Avid Technology, Inc. *	88,500	809

Cerner Corp. *	9,627	423

Concur Technologies, Inc. *	30,620	588

Dun & Bradstreet Corp.	13,264	1,021

Innerworkings, Inc. *	109,390	467

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Software – 6.6% – continued

MedAssets, Inc. *	36,250	$517

MSC.Software Corp. *	121,500	685

MSCI, Inc., Class A *	72,789	1,231

Nuance Communications, Inc. *	141,819	1,540

Schawk, Inc.	89,930	543

Solera Holdings, Inc. *	74,675	1,850

Sybase, Inc. *	78,265	2,371

Ultimate Software Group, Inc. *	69,720	1,203
VeriFone Holdings, Inc. *	282,000	1,918
		15,166

Telecommunications – 2.3%

Atheros Communications, Inc. *	36,712	538

Black Box Corp.	32,500	767

Cincinnati Bell, Inc. *	118,100	272

General Communication, Inc., Class A *	151,500	1,012

iPCS, Inc. *	45,400	441

Premiere Global Services, Inc. *	40,700	359
SBA Communications Corp., Class A *	83,553	1,947
		5,336

Textiles – 0.5%

G&K Services, Inc., Class A	20,695	391
Unifirst Corp. of Massachusetts	29,000	808
		1,199

Toys Games & Hobbies – 0.2%
RC2 Corp. *	93,500	493

Transportation – 2.4%

Forward Air Corp.	62,520	1,015

Hunt (J.B.) Transport Services, Inc.	20,953	505

Knight Transportation, Inc.	96,680	1,465
Landstar System, Inc.	76,394	2,557
		5,542

Water – 0.2%
California Water Service Group	9,000	377
Total Common Stocks
(Cost $263,833)		215,212

	NUMBER OF SHARES	VALUE (000s)
CONVERTIBLE PREFERRED STOCKS – 0.2%

Banks – 0.2%
East West Bancorp, Inc. *	1,486	$490
Total Convertible Preferred Stocks
(Cost $1,486)		490

INVESTMENT COMPANIES – 5.6%

iShares Russell 2000 Growth Index Fund	31,093	1,430
Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	11,383,255	11,383
Total Investment Companies
(Cost $12,653)		12,813

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.8%

Societe Generale, Grand Cayman, Eurodollar Time Deposit, 0.13%, 4/1/09	$3,174	$3,174
U.S. Treasury Bill, 0.10%, 5/14/09 (3)	1,035	1,035
Total Short-Term Investments
(Cost $4,209)		4,209

Total Investments – 101.2%
(Cost $282,181)		232,724
Liabilities less Other Assets – (1.2)%		(2,681)
NET ASSETS – 100.0%		$230,043

(1)	Investment in affiliated fund. Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	At March 31, 2008, the value of the Fund’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $11,810,000 with net sales of approximately $427,000 during the fiscal year ended March 31, 2009.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2009

At March 31, 2009, the Multi-Manager Small Cap Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
Russell 2000 Mini	101	$4,255	Long	6/09	$533

At March 31, 2009, the industry sectors (unaudited) for the Multi-Manager Small Cap Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	16.5%
Consumer Staples	3.8
Energy	4.8
Financials	15.4
Health Care	16.2
Industrials	14.6
Information Technology	21.7
Materials	2.4
Telecommunication Services	1.9
Utilities	2.7

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments. Following is a summary of the inputs used in valuing the Multi-Manager Small Cap Fund’s investments and other financial instruments which are carried at fair value, as of March 31, 2009:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$228,515	$533

Level 2	4,209	–

Level 3	–	–

Total	$232,724	$533

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust currently includes 41 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, and Multi-Manager Small Cap Funds (collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Global Advisors, Inc. (“NTGA”) is a subsidiary of Northern Trust Corporation and Northern Trust Investments, N.A. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTGA and NTI serve jointly as the investment advisers of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI serves as the Trust’s administrator. Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.), Inc. (“PNC Global Investment Servicing”) served as the Trust’s co-administrators. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is required to make a margin deposit with the

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2009

custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2009, the Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts. The aggregate value of securities pledged to cover margin requirements for open positions was approximately $15,307,000, $2,715,000, $1,645,000 and $1,035,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, and Multi-Manager International Equity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee is collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were less than $500 for the fiscal year ended March 31, 2009, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, and Multi-Manager International Equity Funds. There were no redemption fees for the fiscal year ended March 31, 2008. These amounts are included in “Proceeds from Shares Sold” in Note 7 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

H) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the NAVs of the Funds.

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008, through the fiscal year ended March 31, 2009, the following Funds incurred net capital losses and/or Section 988 net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Multi-Manager International Equity	$164,623
Multi-Manager Large Cap	19,958
Multi-Manager Mid Cap	48,127
Multi-Manager Small Cap	48,571

At March 31, 2009, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

Amounts in thousands	MARCH 31, 2016	MARCH 31, 2017
Multi-Manager Emerging Markets Equity	$ —	$183
Multi-Manager International Equity	—	132,432
Multi-Manager Large Cap	17	39,726
Multi-Manager Mid Cap	—	30,745
Multi-Manager Small Cap	—	53,569

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2009, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains/losses were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN/LOSSES
Multi-Manager Emerging Markets Equity	$ —	$ —	$22,582
Multi-Manager International Equity	6,962	—	(417,229)
Multi-Manager Large Cap	54	—	(77,471)
Multi-Manager Mid Cap	593	—	(135,710)
Multi-Manager Small Cap	—	—	(63,400)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized gains at November 30, 2008, the Multi-Manager Global Real Estate Fund's last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN
Multi-Manager Global Real Estate	$1,021	$1	$26,653

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2009

The taxable character of distributions paid during the fiscal year or period ended March 31, 2009, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager International Equity	$12,000	$13,395
Multi-Manager Large Cap	2,836	—
Multi-Manager Mid Cap	2,300	2,279
Multi-Manager Small Cap	355	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year or period ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager International Equity	$55,680	$20,729
Multi-Manager Large Cap	685	—
Multi-Manager Mid Cap	10,452	4,769
Multi-Manager Small Cap	9,605	8,807

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds adopted the provisions of FIN 48 on April 1, 2008, and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Funds. As of March 31, 2009, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2006 through March 31, 2008 remain subject to examination by the Internal Revenue Service.

3. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement depends on the type of loan. For base rate loans, the interest rate is sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted LIBOR rate and (iii) the prime lending rate. For LIBOR loans, the interest rate is the sum of the applicable margin (0.75 percent) and the LIBOR rate then in effect. For an IBOR loan, the interest rate is the sum of the applicable margin (0.75 percent) and the IBOR rate then in effect. In addition, there is an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears. The agreement will expire on December 10, 2009, unless renewed. Prior to December 11, 2008, the borrowings by the Trust bore an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

Amounts in thousands	Dollar Amount	Rate
Multi-Manager Global Real Estate	$7,400	1.26%
Multi-Manager Mid Cap	500	1.05%

At March 31, 2009, the Funds did not have any outstanding loans.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a joint advisory fee, calculated daily and payable monthly, at annual rates set forth in the following tables (expressed as a percentage of each Fund’s average daily net assets). During the fiscal year ended March 31, 2009, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds for the period April 1, 2008, through July 30, 2008, were as follows:

	ANNUAL ADVISORY FEES	EXPENSE LIMITATIONS
Multi-Manager International Equity	1.10%	1.45%
Multi-Manager Large Cap	0.90%	1.20%
Multi-Manager Mid Cap	0.90%	1.20%
Multi-Manager Small Cap	1.10%	1.40%

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Effective July 31, 2008, the contractual advisory fees for several of the Funds were amended to reflect breakpoints at varying asset levels. The annual advisory fees and expense limitations for the Funds for the period July 31, 2008, through March 31, 2009, were as follows:

	CONTRACTUAL RATE
Fund	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Equity*	1.20%	1.13%	1.08%	1.50%
Multi-Manager Global Real Estate*	1.10%	1.03%	0.99%	1.30%
Multi-Manager International Equity	1.10%	1.03%	0.99%	1.44%
Multi-Manager Large Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Mid Cap	0.90%	0.85%	0.81%	1.20%
Multi-Manager Small Cap	1.10%	1.03%	0.99%	1.40%

*	Commenced investment operations on November 19, 2008.

The reimbursements described above are voluntary and may be modified or terminated at any time.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, each of NTI and NTGA is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI and NTGA oversee and monitor the selection and performance of Sub-Advisers and allocate resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI and NTGA. NTI and NTGA manage the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2009, Axiom International Investors, LLC, Panagora Asset Management, Inc. and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2009, Cohen & Steers Capital Management, Inc., EII Realty Securities, Inc. and ING Clarion Real Estate Securities, LP are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2009, Altrinsic Global Advisors, LLC, Tradewinds Global Investors, LLC, UBS Global Asset Management (Americas) Inc. and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2009, Delaware Management Company, Inc., Jennison Associates LLC, Marsico Capital Management, LLC and Metropolitan West Capital Management, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2009, Geneva Capital Management Ltd., LSV Asset Management, Systematic Financial Management LP and TCW Investment Management Company are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2009, Copper Rock Capital Partners LLC, Metropolitan West Capital Management, LLC, OFI Institutional Asset Management, Inc., and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

The Investment Advisers are responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

Prior to January 2009, the Funds had a co-administration agreement with NTI and PNC Global Investment Servicing for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators were entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

As of January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Funds. NTI, as the sole administrator, provides the administrative services formerly provided to the Funds by PNC Global Investment Servicing. The administration fee rate payable by the Funds is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.15 percent of the average daily net assets of the respective Funds. As of January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2009

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to NTI and/or its affiliates on the uninvested cash invested in the Portfolio are 0.35 percent. NTI is currently reimbursing each of the Funds invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each Fund’s assets invested in the Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

6. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2009, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$—	$266,860	$—	$35,748
Multi-Manager Global Real Estate	—	305,104	—	115,246
Multi-Manager International Equity	—	1,109,108	—	833,577
Multi-Manager Large Cap	—	311,500	—	150,613
Multi-Manager Mid Cap	—	609,419	—	499,453
Multi-Manager Small Cap	—	540,679	—	484,123

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2009, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$25,243	$(2,677)	$22,566	$267,994
Multi-Manager Global Real Estate	10,782	(19,455)	(8,673)	194,026
Multi-Manager International Equity	15,787	(434,306)	(418,519)	1,462,337
Multi-Manager Large Cap	2,969	(81,146)	(78,177)	415,386
Multi-Manager Mid Cap	2,284	(138,808)	(136,524)	518,096
Multi-Manager Small Cap	—	(63,935)	(63,935)	296,659

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2009

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares for the fiscal year or period ended March 31, 2009, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Multi-Manager Emerging Markets Equity	23,752	$262,324	—	$—	(1,437)	$(16,197)	22,315	$246,127
Multi-Manager Global Real Estate	26,121	276,028	23	286	(7,360)	(73,793)	18,784	202,521
Multi-Manager International Equity	113,945	873,391	1,602	10,878	(83,445)	(631,299)	32,102	252,970
Multi-Manager Large Cap	46,267	309,881	28	183	(18,263)	(123,826)	28,032	186,238
Multi-Manager Mid Cap	34,568	260,887	291	1,918	(19,838)	(148,947)	15,021	113,858
Multi-Manager Small Cap	26,141	182,939	43	263	(17,394)	(122,942)	8,790	60,260

Transactions in capital shares for the fiscal year or period ended March 31, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Multi-Manager International Equity	56,369	$673,825	3,929	$46,013	(16,863)	$(204,029)	43,435	$515,809
Multi-Manager Large Cap	31,385	293,614	4	32	(1,466)	(13,033)	29,923	280,613
Multi-Manager Mid Cap	19,175	212,226	931	10,265	(5,566)	(62,204)	14,540	160,287
Multi-Manager Small Cap	16,706	174,732	1,185	11,912	(4,841)	(51,079)	13,050	135,565

8. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS161 will have on the Funds’ financial statements and financial disclosures, if any.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, Multi-Manager Emerging Markets Equity Fund, and Multi-Manager Global Real Estate Fund (collectively, the “Funds”), six separate portfolios of Northern Funds (the “Trust”), as of March 31, 2009. We have audited the related statements of operations for the year ended March 31, 2009 for Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, and Multi-Manager Small Cap Fund and for the period November 19, 2008 (Commencement of Operations) through March 31, 2009 for Multi-Manager Emerging Markets Equity Fund, and Multi-Manager Global Real Estate Fund. We have audited the statements of changes in net assets for each of the two years for the period ended March 31, 2009 for Multi-Manager International Equity Fund, Multi-Manager Mid Cap Fund, and Multi-Manager Small Cap Fund, for the year then ended and for the period October 17, 2007 (Commencement of Operations) through March 31, 2008 for Multi-Manager Large Cap Fund, and for the period November 19, 2008 (Commencement of Operations) through March 31, 2009 for Multi-Manager Emerging Markets Equity Fund and Multi-Manager Global Real Estate Fund. We have audited the financial highlights for the two years in the period ended March 31, 2009 and for the period June 22, 2006 (Commencement of Operations) through March 31, 2007 for Multi-Manager International Equity Fund, Multi-Manager Mid Cap Fund, and Multi-Manager Small Cap Fund, for the year then ended and for the period October 17, 2007 (Commencement of Operations) through March 31, 2008 for Multi-Manager Large Cap Fund, and for the period November 19, 2008 (Commencement of Operations) through March 31, 2009 for Multi-Manager Emerging Markets Equity Fund and Multi-Manager Global Real Estate Fund These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2009

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TAX INFORMATIONMARCH 31, 2009 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2009, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2009:

Fund	QDI PERCENTAGE
Multi-Manager Global Real Estate	0.94%
Multi-Manager International Equity	82.95%
Multi-Manager Large Cap	91.30%
Multi-Manager Mid Cap	79.11%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Multi-Manager Large Cap	92.44%
Multi-Manager Mid Cap	91.31%

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2008, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Multi-Manager International Equity	$0.0975
Multi-Manager Mid Cap	0.0470

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Multi-Manager Global Real Estate	$0.094	$0.2345
Multi-Manager Emerging Markets Equity	0.0020	0.0373
Multi-Manager International Equity	0.0142	0.1833

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

FUND EXPENSES	MARCH 31, 2009 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, and Multi-Manager International Equity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008, through March 31, 2009.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/08 - 3/31/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 53) in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, and Multi-Manager International Equity Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY(1)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.50%	$1,000.00	$1,203.00	$5.98
Hypothetical	1.50%	$1,000.00	$1,012.66	$5.46	**

MULTI-MANAGER GLOBAL REAL ESTATE(1)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.30%	$1,000.00	$995.70	$4.69
Hypothetical	1.30%	$1,000.00	$1,013.38	$4.73	**

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.44%	$1,000.00	$739.80	$6.25
Hypothetical	1.44%	$1,000.00	$1,017.75	$7.24	**

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.20%	$1,000.00	$745.80	$5.22
Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04	**

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.20%	$1,000.00	$699.30	$5.08
Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04	**

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/08	ENDING ACCOUNT VALUE 3/31/09	EXPENSES PAID* 10/1/08 - 3/31/09
Actual	1.40%	$1,000.00	$644.10	$5.74
Hypothetical	1.40%	$1,000.00	$1,017.95	$7.04	**

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2009. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annual- ized expense ratios and an assumed rate of return of 5 percent per year before expenses.

(1)	Commenced investment operations on November 19, 2008. Thus, to calculate account values and expenses paid, the 132 day rate of return was used (as opposed to a six-month rate of return).

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios (including 6 Multi-Manager portfolios) and Northern Institutional Funds offers 24 portfolios. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 65 Trustee since 2006

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2006

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2006

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Richard P. Strubel Age: 69 Trustee since 2006 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (92 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2009 (UNAUDITED)

NON-INTERESTED TRUSTEES continued
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation.
INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Sandra Polk Guthman(4) Age: 65 Trustee since 2006	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow(4) Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Ms. Guthman is deemed to be an “interested” Trustee because she beneficially owns shares of Wells Fargo & Company, a controlling entity of Metropolitan West Capital Management, LLC, sub-adviser to certain of the Multi-Manager Funds. Mr. Moskow is deemed to be an “interested” Trustee because he has investment discretion over an account that owns a certificate of deposit issued by Wachovia Bank, a controlling entity of Metropolitan West Capital Management, LLC, sub-adviser to the Multi-Manager Funds.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company since 1994; Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000; Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

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MULTI-MANAGER FUNDS

MARCH 31, 2009 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

APPROVAL OF ADVISORY AGREEMENT

The Multi-Manager Board of Trustees (the “Trustees”) oversees the management of the Multi-Manager Funds, including the Northern Multi-Manager Large Cap Fund (the “Large Cap Fund”), the Northern Multi-Manager Small Cap Fund (the “Small Cap Fund”), the Northern Multi-Manager Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”) and the Northern Multi-Manager Global Real Estate Fund (the “Global Real Estate Fund” together with the Emerging Markets Equity Fund, the “New Funds,” and together with the Large Cap Fund and Small Cap Fund, the “Funds”).

Advisory Agreements

At the meeting on November 7, 2008, the Trustees, including all of Trustees, including all of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) voting separately, considered and initially approved new advisory agreements (the “Advisory Agreement”) with Northern Trust Global Advisors, Inc. (“NTGA”) and Northern Trust Investments, N.A. (“NTI”) (each an “Investment Adviser” and together, the “Investment Advisers”) with respect to the New Funds.

In evaluating the Advisory Agreement, generally the Trustees relied upon their knowledge of the Investment Advisers and their services, resulting from their meetings and interactions with management throughout the year. They also relied upon written materials specifically provided to them for the purpose of their consideration of the Advisory Agreement.

In particular, the Trustees reviewed and considered written materials relating to the Investment Advisers’ investment management services. These materials included: (i) information with respect to the proprietary model for selecting sub-advisers for the New Funds; (ii) the due diligence process used by the Investment Advisers to evaluate the sub-advisers; (iii) the program developed by the Investment Advisers to monitor the sub-advisers’ compliance with the New Funds’ investment objectives, strategies and restrictions; (iv) the systems used by the Investment Advisers to monitor the sub-advisers’ investment performance; and (v) safeguards for addressing potential conflicts of interest.

In connection with their approvals of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of the Investment Advisers’ services. In this regard, the Trustees considered the scope and depth of the Investment Advisers’ resources, its staffing for the Multi-Manager Funds and the experience of the persons who monitor the sub-advisers. The Trustees also considered the Investment Advisers’ financial resources and their ability to attract and retain talent. In evaluating whether to approve the Advisory Agreement, the Trustees considered that the Investment Advisers engaged sub-advisers, subject to the Trustees’ approval, to manage the assets of the New Funds. They also considered that the Investment Advisers provided general investment management services to the New Funds and also have ultimate responsibility to oversee the sub-advisers, and to recommend their hiring, termination and replacement, subject to the Trustees’ approval. The Trustees considered that the Investment Advisers are also responsible for selecting each New Fund’s investment strategies; allocating and reallocating assets among the sub-advisers consistent with each New Fund’s investment objective and strategies; monitoring and evaluating sub-adviser performance; and implementing procedures relating to the sub-advisers’ compliance with the applicable New Fund’s investment objectives, policies and restrictions. In addition to providing these services, the Investment Advisers manage the cash portion of each New Fund.

The Trustees considered that the Investment Advisers select the sub-advisers to manage the New Funds on the basis of both qualitative and quantitative analyses that assess, among other things, each sub-adviser’s investment style, historical performance and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures and earnings and volatility statistics). The Investment Advisers then allocate assets to a sub-adviser selected through this process on the basis of a particular strategy assigned to it, with the goal that the investment styles of the sub-advisers for each New Fund are complementary. Therefore, the sub-advisers are chosen not only based on their performance but for their anticipated investment synergy with the other sub-advisers managing assets of the same Fund. The Trustees considered the Investment Advisers’ selection and allocation methodology in evaluating their services under the Advisory Agreement. The Trustees considered that the Investment Advisers had expended a considerable amount of resources developing their multi-manager platform and associated expertise. The Trustees also considered that the prospectuses for the New Funds disclose the Investment Advisers’ role in selecting the sub-advisers and that shareholders may consider this factor in determining whether to invest in the New Funds.

Fees, Expenses and Performance

The Trustees considered the New Funds’ contractual advisory fee rates; the New Funds’ projected total operating expense ratios; the Investment Advisers’ voluntary expense reimbursements with respect to the New Funds; and whether a consistent methodology was

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MULTI-MANAGER FUNDS

MARCH 31, 2009 (UNAUDITED)

in place for determining the fees and expenses of the New Funds. In addition, the Trustees considered the information provided by the Investment Advisers relating to the costs of the services to be provided by the Investment Advisers and their affiliates. With respect to the Investment Advisers’ costs, the Trustees considered that the Investment Advisers had borne costs related to research and compliance, including on site due diligence reviews with respect to the New Funds. The Trustees also reviewed and considered information comparing advisory fees (which include breakpoints) and total fund expenses (after voluntary reimbursements) with those borne by other mutual fund peer groups and categories selected by Lipper, including other multi-manager funds that operate similarly to the New Funds. Information was also provided on the fee rates charged by the Investment Advisers to private accounts managed by them. In addition, the Trustees noted the Investment Advisers’ voluntary undertaking to limit the New Funds’ total expense ratios to specified levels and that they would be paying the sub-advisers from their investment advisory fees.

The Trustees concluded that the Investment Advisers would commit substantial financial and other resources to the operations of the New Funds and provide quality services to the New Funds. The Trustees also believed that the Investment Advisers had made significant commitments to address regulatory compliance requirements that would be applicable to the New Funds and had established a program to monitor the sub-advisers’ compliance policies and procedures. The Trustees also considered the Investment Advisers’ willingness to provide promptly information requested by the Trustees.

The Trustees did not consider the investment performance of the New Funds because they had no performance history.

Economies of Scale

The Trustees also reviewed information as to whether the Investment Advisers were likely to pass benefits from their economies of scale to shareholders. In this regard, the Trustees considered the Investment Advisers’ view that the New Funds would share in economies of scale through the level at which the New Funds’ advisory fees are set, through the Investment Advisers’ voluntary expense caps for the New Funds and through the advisory fee breakpoints.

Other Benefits

The Trustees considered other benefits that would be derived by the Investment Advisers and their affiliates as a result of their relationship with the New Funds. The Trustees considered the non-advisory services, provided to the New Funds by the Investment Advisers and their affiliates, which included services as the New Funds’ custodian, transfer agent and co-administrator. The Trustees also considered that many of the New Funds’ shareholders would be likely to have other client relationships with Northern Trust.

All of the foregoing information assisted the Trustees in evaluating the reasonableness of the investment advisory fees to be paid by the New Funds.

After deliberation, the Trustees concluded that the investment advisory fees to be paid by the New Funds were reasonable on a Fund-by-Fund basis in light of the services provided by the Investment Advisers, their projected costs and that the Advisory Agreement should be approved.

Sub-Advisory Agreements

The Trustees, including the Independent Trustees voting separately, also considered and approved each of the sub-advisory agreements with Axiom International Investors, LLC (“Axiom”), PanAgora Asset Management, Inc. (“PanAgora”), and Westwood Global Investments, LLC (“Westwood”), who are sub-advisers of the Emerging Markets Equity; and the sub-advisory agreements with Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), EII Realty Securities Inc. (“EII Realty”) and ING Clarion Real Estate Securities, LP (“ING Clarion”), who are sub-advisers of the Global Real Estate Fund at the November 7, 2008 meeting referenced above. At this meeting, the Trustees, including the Independent Trustees voting separately, also considered and approved sub-advisory agreements with respect to the Large Cap and Small Cap Funds among the Investment Advisers and Metropolitan West Capital Management, LLC (“Metropolitan West”) (the “New MetWest Agreements”). (Each of Axiom, PanAgora, Westwood, Cohen & Steers, EII Realty, ING Clarion and Metropolitan West, a “Sub-Adviser” and together, the “Sub-Advisers,” and each agreement with a Sub-Adviser, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). The sub-advisory agreements then in effect between the Advisers and Metropolitan West (“Old MetWest Agreements’) would terminate upon the change of control occurring upon the close of the transaction between Wachovia Bank, NA, the parent company of Metropolitan West, and Wells Fargo and Company.

At the November meeting, the Trustees reviewed information and written materials from the Investment Advisers and the Sub-Advisers to the Funds regarding (i) the nature and quality of the investment advisory services provided by each Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) each Sub-Adviser’s experience in managing registered mutual funds; (iii) each Sub-Adviser’s financial condition, history of operations and ownership structure; (iv) each

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TRUSTEES AND OFFICERS continued	MARCH 31, 2009 (UNAUDITED)

Sub-Adviser’s broker and soft dollar practices and any potential conflicts of interest with the Investment Advisers; (v) each Sub-Adviser’s investment strategies and style of investing; (vi) the performance history of the sub-advisers with respect to accounts or funds managed similarly to the Funds; (vii) each Sub-Adviser’s compliance policies and procedures (including its codes of ethics) and the Investment Advisers’ and the Trust’s Chief Compliance Officer’s evaluations of such policies, procedures and codes; and (viii) the terms of the Sub-Advisory Agreements.

In evaluating the New MetWest Agreements, the Trustees generally relied upon their knowledge of Metropolitan West and its services resulting from their meetings and interactions with management throughout the past year. They also relied upon written materials and oral presentations regarding Metropolitan West in connection with their re-approval of the Old MetWest Agreements at their meeting held on August 8, 2008, as well as written materials and oral presentation regarding updated information regarding Metropolitan West and the New MetWest Agreements, which they received in preparation for their consideration of the New MetWest Agreements. The Trustees also were informed by the Investment Advisers that the terms and conditions of the New MetWest Agreements, and the services to be provided thereunder, were substantially the same as those of the Old MetWest Agreements, which they had re-approved at their meeting on August 8, 2008.

The Trustees also reviewed the Investment Advisers’ proprietary methodology for allocating assets among the various sub-advisers, the current and proposed allocations to each Sub-Adviser within each Fund and the recommended mix of Sub-Advisers for each Fund based on their investment styles and strategies.

In connection with the approvals of the Sub-Advisory Agreements for each of the Funds, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of the Investment Advisers with respect to each of the Sub-Advisers.

Nature, Extent and Quality of Services

The Trustees considered the information provided by the Investment Advisers with respect to each Sub-Adviser’s qualifications and experience in managing the type of strategies for which the Sub-Adviser was engaged in connection with the Funds. In this regard, the Trustees relied upon the Investment Advisers’ analyses of each Sub-Adviser’s portfolio management and compliance staff and resources. The Trustees also considered the reports provided by the Trust’s Chief Compliance Officer on the quality of each Sub-Adviser’s compliance program.

Fees, Expenses and Performance

The Trustees considered each Sub-Adviser’s performance in the strategy for which it was being hired and the Investment Advisers’ evaluation of each Sub-Adviser. The Trustees considered and evaluated the performance of Metropolitan West over the period since inception of the Small Cap and Large Cap Funds. The Trustees believed that the Investment Advisers were carefully monitoring Metropolitan West’s performance and it was within the Investment Advisers’ expectations.

With respect to the sub-advisory fees, the Trustees considered that the Sub-Advisers were each paid by the Investment Advisers out of their advisory fees and not by the Funds. The Trustees also believed, based on the Investment Advisers’ representations, that each Sub-Advisory Agreement had been negotiated at arms length among the Investment Advisers and the Sub-Advisers. Finally, the Trustees also considered the Investment Advisers’ representations that the fees to be paid to the Sub-Advisers were reasonable in light of the anticipated quality of the service to be performed by them.

Economies of Scale

The Trustees noted that each Sub-Adviser was paid fees that included breakpoints, but they considered economies of scale with respect to the Fund primarily at the advisory fee level given that the Investment Advisers pay the Sub-Advisers out of their advisory fees. See discussion of economies of scale above.

Other Benefits

The Trustees considered other potential benefits that may be derived by certain of the Sub-Advisers as a result of their relationship with the Funds. These benefits included research received as a result of Fund commissions and affiliated brokerage commissions received on Fund brokerage transactions. The Trustees also considered the relationships that certain of the Sub-Advisers had with the Investment Advisers, including sub-advisory relationships with the Investment Advisers’ other clients.

Based on the Trustee’s deliberations and the recommendations by the Investment Advisers, the Trustees concluded that the fees to be paid to the Sub-Advisers on a Fund-by-Fund basis were reasonable in light of the services provided by each of them and that the Sub-Advisory Agreements should be approved.

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MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS EQUITY FUND1,2

GLOBAL REAL ESTATE FUND2,3,5

INTERNATIONAL EQUITY FUND2,3

LARGE CAP FUND2

MID CAP FUND2,4

SMALL CAP FUND2,6

1 Emerging and Frontier Markets Risk: Emerging and frontier market investing may be subject to additional economic, political, liquidity and currency risks not associated with more developed countries. Their securities are less liquid and subject to greater price volatility. Additionally, frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

2 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

3 International Risk: International investing involves increased risk and volatility.

4 Mid Cap Risk: Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, their stocks are subject to a greater degree of volatility.

5 REIT/Real Estate Risk: Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. Investments in REITs involve certain additional unique risks. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

6 Small Cap Risk: Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

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MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, related to the registrant. D&T billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2009			2008
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$637,550	N/A	N/A	$663,000	N/A	N/A

(b) Audit-Related Fees	$131,200(1)	$0	$168,000(3)	$0	$0	$190,000(3)

(c) Tax Fees	$108,650(2)	$0	$1,863,000(4)	$97,500(2)	$0	$936,733(4)

(d) All Other Fees	$0	$0	$1,339,900(5)	$0	$0	$3,366,668(5)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.
(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.
(4)	Amounts relate to Tax compliance and reporting, Tax consulting and transfer pricing for The Northern Trust Company.
(5)	Amounts relate to due diligence, investigation advisory, compilation and other support services for The Northern Trust Company.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by D&T for the fiscal years ended March 31, 2009 and March 31, 2008 are Northern Trust Investments, N.A. (“NTI”), Northern Trust Global Investments Limited (“NTGIL”) and Northern Trust Global Advisors, Inc. (“NTGA”) and entities controlling, controlled by or under common control with NTI, NTGIL and NTGA that provide ongoing services to the registrant. Audit-Related Fees are fees for assurance and related services provided by D&T that are reasonably related to the performance of the audit of the registrant’s financial statements, but not reported as Audit Fees. Tax Fees are fees for professional services rendered by D&T for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by D&T other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005, August 3, 2006 and May 7, 2009 to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any) or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(b)-4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant’s last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the last two fiscal years were $3,370,900 and $4,493,401 for 2009 and 2008, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on May 27, 2004 (Accession Number 0001047469-04-018713).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 5, 2009

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 5, 2009